Transamerica Funds
Statement of Additional Information
March 1, 2021, as amended and restated on September 24, 2021
Fund	Class A Ticker	Class C Ticker	Class I Ticker	Class I2 Ticker	Class R Ticker	Class R3 Ticker	Class R6 Ticker
Transamerica Asset Allocation – Conservative Portfolio	ICLAX	ICLLX	TACIX	-	ICVRX	-	-
Transamerica Asset Allocation – Growth Portfolio	IAAAX	IAALX	TAGIX	-	IGWRX	-	-
Transamerica Asset Allocation – Moderate Growth Portfolio	IMLAX	IMLLX	TMGIX	-	IMGRX	-	-
Transamerica Asset Allocation – Moderate Portfolio	IMOAX	IMOLX	TMMIX	-	IMDRX	-	-
Transamerica Bond	IDITX	IFLLX	TFXIX	None	-	-	TAFLX
Transamerica Capital Growth	IALAX	ILLLX	TFOIX	None	-	-	TCPWX
Transamerica Core Bond	-	-	-	None	-	-	-
Transamerica Emerging Markets Debt	EMTAX	EMTCX	EMTIX	None	-	-	TAEDX
Transamerica Emerging Markets Opportunities	TEOAX	TEOCX	TEOIX	TEOJX	-	TEOQX	TEOOX
Transamerica Energy Infrastructure (formerly Transamerica MLP & Energy Income)	TMLAX	TMCLX	TMLPX	None	-	-	-
Transamerica Event Driven	None	-	TENIX	None	-		-
Transamerica Floating Rate	TFLAX	TFLCX	TFLIX	None	-		-
Transamerica Global Equity	IMNAX	IMNCX	TMUIX	None	-		TAGEX
Transamerica Government Money Market	IATXX	IMLXX	TAMXX	None	-		-
Transamerica High Yield Bond	IHIYX	INCLX	TDHIX	None	-		TAHBX
Transamerica High Yield ESG	TACBX	TAFQX	TAJEX	TAKJX	-	TAOMX	TAVSX
Transamerica High Yield Muni	THAYX	THCYX	THYIX	THYTX	-	-	-
Transamerica Inflation Opportunities	TIOAX	TIOCX	ITIOX	None	-	-	RTIOX
Transamerica Intermediate Bond	-	-	-	None	-	-	TAGMX
Transamerica Intermediate Muni	TAMUX	TCMUX	TIMUX	TIMTX	-	-	-
Transamerica International Equity	TRWAX	TRWCX	TSWIX	TRWIX	-	-	TAINX
Transamerica International Growth	TGRHX	TGRJX	TGRGX	None	-	-	TGRFX
Transamerica International Small Cap Value	-	-	TISVX	None	-	-	-
Transamerica International Stock	TIHAX	-	TIHBX	TIHIX	-	-	TIHJX
Transamerica Large Cap Value	TWQAX	TWQCX	TWQIX	TWQZX	-	-	TALCX
Transamerica Large Growth	-	-	-	-	-	-	TAGDX
Transamerica Mid Cap Growth	MCGAX	MGTCX	IMCGX	None	-	-	TAGFX
Transamerica Mid Cap Value	-	-	-	None	-	-	-
Transamerica Mid Cap Value Opportunities	MCVAX	MCVCX	MVTIX	None	-	-	MVTRX
Transamerica Multi-Asset Income	TASHX	TCSHX	TSHIX	None	-	-	-
Transamerica Multi-Managed Balanced	IBALX	IBLLX	TBLIX	None	-	-	TAMMX
Transamerica Short-Term Bond	ITAAX	ITACX	TSTIX	TSIWX	-	-	TASTX
Transamerica Small Cap Growth	ASGTX	CSGTX	ISCGX	TSPIX	-	-	RTSGX
Transamerica Small Cap Value	TSLAX	TSLCX	TSLIX	None	-	-	TSLRX
Transamerica Small/Mid Cap Value	IIVAX	IIVLX	TSVIX	TSMVX	-	-	TASMX
Transamerica Sustainable Bond	TARUX	TAILX	TAPKX	TAQOX	-	TAXSX	TAAPX
Transamerica Sustainable Equity Income (formerly, Transamerica Dividend Focused)	TDFAX	TDFCX	TDFIX	TRDIX	-	-	TADFX
Transamerica Total Return	-	-	-	None	-	-	-
Transamerica Unconstrained Bond	TUNAX	TUNBX	TUNIX	None	-	-	-
Transamerica US Growth[1]	TADAX	TADCX	TDEIX	None	-	-	TAGHX
1 Class T: TWMTX. Each fund with “None” listed above indicates that share class does not have a ticker symbol. Each fund with “–” listed for a share class above indicates that share class is not currently offered by the fund.
Each of the funds listed above is a series of Transamerica Funds. This Statement of Additional Information (“SAI”) is not a prospectus, and should be read in conjunction with the funds’ prospectuses dated March 1, 2021 and May 31, 2021, as they may be supplemented or revised from time to time.
This SAI is incorporated by reference in its entirety into the prospectus(es). The prospectus(es) and this SAI may be obtained free of charge by writing or calling the funds at the below address or toll-free telephone number. This SAI sets forth information that may be of interest to shareholders, but that is not necessarily included in the prospectus(es). Additional information about the funds’ investments is available in the funds’ Annual and Semi-Annual Reports to shareholders, which may be obtained free of charge by writing or calling the funds at the below address or telephone number. The Annual Reports contain financial statements that are incorporated herein by reference.
Investment Manager: Transamerica Asset Management, Inc.
1801 California Street, Suite 5200, Denver, CO 80202
Customer Service (888) 233-4339 (toll free)

General Description of the Trust and the Funds
Transamerica Funds (the “Trust”) is an open-end management investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Trust are currently divided into separate series (each a “fund” or together, the “funds”) described herein. Each fund offers one or more classes. The Trust may create additional series and classes from time to time.
The Trust was organized as a Delaware statutory trust on February 25, 2005. Prior to March 1, 2008, the Trust’s name was Transamerica IDEX Mutual Funds. The Trust is the successor to a Massachusetts business trust named Transamerica IDEX Mutual Funds.
Each fund is classified as diversified under the 1940 Act, except for Transamerica Emerging Markets Debt, Transamerica Event Driven, Transamerica High Yield Muni and Transamerica Energy Infrastructure, which are classified as non-diversified.
Transamerica Asset Management, Inc. (“TAM” or the “Investment Manager”) is the investment manager for each fund.
During the last five years, the names of certain funds have changed as follows:
Fund Name	Fund Name History
Transamerica Asset Allocation – Conservative Portfolio	N/A
Transamerica Asset Allocation – Growth Portfolio	N/A
Transamerica Asset Allocation – Moderate Growth Portfolio	N/A
Transamerica Asset Allocation – Moderate Portfolio	N/A
Transamerica Bond	Transamerica Flexible Income was renamed Transamerica Bond on July 2, 2018
Transamerica Capital Growth	N/A
Transamerica Core Bond	N/A
Transamerica Emerging Markets Debt	N/A
Transamerica Emerging Markets Opportunities*	N/A
Transamerica Energy Infrastructure	Transamerica MLP & Energy Income was renamed Transamerica Energy Infrastructure on June 1, 2021.
Transamerica Event Driven	N/A
Transamerica Floating Rate	N/A
Transamerica Global Equity	N/A
Transamerica Government Money Market	Transamerica Money Market was renamed Transamerica Government Money Market on May 1, 2016.
Transamerica High Yield Bond	N/A
Transamerica High Yield ESG**	N/A
Transamerica High Yield Muni	N/A
Transamerica Inflation Opportunities	N/A
Transamerica Intermediate Bond	N/A
Transamerica Intermediate Muni	Transamerica Enhanced Muni was renamed Transamerica Intermediate Muni on February 15, 2016.
Transamerica International Equity	N/A
Transamerica International Growth	Transamerica International Equity Opportunities was renamed Transamerica International Growth on March 1, 2018.
Transamerica International Small Cap Value	N/A
Transamerica International Stock	N/A
Transamerica Large Cap Value	N/A
Transamerica Large Growth	N/A
Transamerica Mid Cap Growth	N/A
Transamerica Mid Cap Value	N/A
Transamerica Mid Cap Value Opportunities	N/A
Transamerica Multi-Asset Income	Transamerica Strategic High Income was renamed Transamerica Multi-Asset Income on May 1, 2019.
Transamerica Multi-Managed Balanced	N/A
Transamerica Short-Term Bond	N/A
Transamerica Small Cap Growth	N/A
Transamerica Small Cap Value	N/A
Transamerica Small/Mid Cap Value	N/A
Transamerica Sustainable Bond**	N/A
Transamerica Sustainable Equity Income	Transamerica Dividend Focused was renamed Transamerica Sustainable Equity Income on December 1, 2020.
Transamerica Total Return	N/A
Transamerica Unconstrained Bond	N/A
Transamerica US Growth	N/A
The footnote references below are intended for use as relevant to each applicable table included in this SAI:

*
Transamerica Emerging Markets Opportunities commenced operations on December 19, 2019, and as such, there is no historical information for the fund for fiscal years ended prior to that date.
**
Transamerica High Yield ESG and Transamerica Sustainable Bond commenced operations on July 31, 2020, and as such, there is no historical information for the funds for fiscal years ended prior to that date.
Investment Objectives, Policies, Practices and Associated Risk Factors
The investment objective of each fund and the strategies each fund employs to achieve its objective are described in each fund’s prospectus. There can be no assurance that a fund will achieve its objective.
As indicated in each prospectus in the sections entitled “More on Each Fund’s Strategies and Investments” and “Features and Policies - Additional Information,” each fund’s investment objective and, unless otherwise noted in the prospectus or in this SAI, its investment policies and techniques may be changed by the funds’ Board of Trustees (the “Board”) without approval of shareholders. A change in the investment objective or policies of a fund may result in the fund having an investment objective or policies different from those which a shareholder deemed appropriate at the time of investment.
Investment Policies
Fundamental Investment Policies
Fundamental investment policies of each fund may not be changed without the vote of a majority of the outstanding voting securities of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting securities of the fund present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the fund.
Each fund has adopted, except as otherwise noted, the following fundamental policies:
1. Borrowing
The fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.
2. Underwriting Securities
The fund may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.
3. Making Loans
The fund may make loans only as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
4. Senior Securities
The fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.
5. Real Estate
The fund may not purchase or sell real estate except as permitted by the 1940 Act.
6. Commodities
The fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted from time to time under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.
7. Concentration of Investments
The fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry, as the relevant terms are used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.
The fundamental policy above relating to concentration does not pertain to Transamerica Energy Infrastructure.
The following fundamental policy pertains to Transamerica Energy Infrastructure:
The fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry, as the relevant terms are used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time; except that the fund will concentrate in industries in the energy sector.
Transamerica High Yield Muni and Transamerica Intermediate Muni have the following additional fundamental investment policy:
The fund will invest, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in investments the income from which will be exempt from federal income tax and the federal alternative minimum tax applicable to individuals.

Solely for purposes of the above fundamental investment policies, the “1940 Act” shall mean the Investment Company Act of 1940 and the rules and regulations thereunder, all as amended from time to time, or other successor law governing the regulation of investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (the “SEC”), SEC staff or other authority, or exemptive or other relief or permission from the SEC, SEC staff or other authority.
Additional Information about Fundamental Investment Policies
The following provides additional information about each fund’s fundamental investment policies. This information does not form part of the funds’ fundamental investment policies.
With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes (the fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.
With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.
With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets. Each fund will be permitted by this policy to make loans of money, including to other funds, portfolio securities or other assets. Each fund has obtained exemptive relief from the SEC to make short term loans to other Transamerica funds through a credit facility in order to satisfy redemption requests or to cover unanticipated cash shortfalls; as discussed below under “Additional Information - Interfund Lending”. The conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending, however no lending activity is without risk.
With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging.
With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in real estate are considered illiquid, rules under the 1940 Act generally limit a fund’s purchases of illiquid investments to 15% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, mortgage-backed securities (“MBS”) instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. In addition, owners of real estate may be subject to various liabilities, including environmental liabilities.
With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, rules under the 1940 Act generally limit a fund’s purchases of illiquid investments to 15% of net assets.
With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions (excluding private activity municipal securities backed principally by non-governmental issuers); and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers based solely on their domicile in a single jurisdiction or country as an issuer’s domicile will not be considered an industry for purposes of the policy. A type of investment (e.g., equity securities, fixed income securities, investment companies, etc.) will not be considered to be an industry under the policy. The policy also will be interpreted to give broad authority to a fund as to how to reasonably classify issuers within or among industries. For purposes of determining compliance with its concentration policy, each fund will consider the holdings of any underlying Transamerica-sponsored mutual funds and exchange-traded funds in which the fund invests. The funds intend to comply with the SEC staff’s view that securities issued by a foreign government constitute a single industry for purposes of calculating applicable limits on concentration.
The funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC, its staff and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the practice will be considered to be permitted if either the 1940 Act permits the practice or the 1940 Act does not prohibit the practice.
Except for the fundamental policy on borrowing set forth in (1) above, if any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of such restriction.
The investment practices described above involve risks. Please see your fund’s prospectus(es) and this SAI for a description of certain of these risks.
Non-Fundamental Policies
The funds have adopted the following non-fundamental policies, which may be changed by the Board of the Trust without shareholder approval.
1.
Illiquid investments (all funds)
No fund may purchase any investment if, as a result, more than 15% of its net assets (5% of total assets with respect to Transamerica Government Money Market) would be invested in illiquid investments.
2.
Purchasing securities on margin (all funds except Transamerica Event Driven)
No fund may purchase securities on margin except to obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts and other derivative instruments shall not constitute purchasing securities on margin.
3.
Underlying funds in funds-of-funds investment limitation (applicable funds: all funds except Transamerica Asset Allocation-Conservative Portfolio, Transamerica Asset Allocation-Growth Portfolio, Transamerica Asset Allocation-Moderate Growth Portfolio and Transamerica Asset Allocation-Moderate Portfolio)
No fund may acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on the provisions of Section 12(d)(1)(F) or Section 12(d)(1)(G) of the Investment Company Act of 1940, as amended. This policy does not prevent a fund from investing in securities of registered open-end investment companies or registered unit investment trusts in reliance on any other provision of applicable law or regulation.
Additional Information Regarding Investment Practices
Each fund’s principal investment strategies are set forth in its prospectus. This section further explains policies and strategies utilized by the funds.
Please refer to each fund’s prospectus and investment restrictions for the policies and strategies pertinent to a particular fund.
Unless otherwise indicated, all limitations applicable to fund investments (as stated in the prospectus and elsewhere in this SAI) apply only at the time a transaction is entered into. If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation. There is no limit on the ability of a fund to make any type of investment or to invest in any type of security, except as expressly stated in the prospectus(es) or in this SAI or as imposed by law. Derivative instruments are taken into account when determining compliance with a fund's 80% policy and any other investment limitations expressed as a percentage of assets.
Recent Market Events
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a fund’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including a fund’s securities.
The COVID-19 pandemic has caused substantial market disruption and dislocation around the world, including in the United States. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the United States. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of a fund’s investments, impair a fund’s ability to satisfy redemption requests, and negatively impact a fund’s performance.
Europe: A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. On January 31, 2020, the United Kingdom withdrew from the European Union, commonly referred to as “Brexit.” Following a transition period, the United Kingdom’s post-Brexit trade agreement with the European Union passed into law in December 2020 and went into effect on January 1, 2021. There is significant market uncertainty regarding Brexit’s ramifications. The range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known but could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. The United Kingdom has one of the largest economies in Europe and is a major trading partner with the other European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, as well as a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European economies but also the broader global economy could be significant. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. The Ukraine has experienced ongoing military conflict; this conflict may expand and military conflicts could potentially occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund’s investments.
Debt Securities and Fixed-Income Investing
Debt securities include securities such as corporate bonds and debentures; commercial paper; trust preferreds, debt securities issued by the U.S. government, its agencies and instrumentalities; or foreign governments; asset-backed securities; collateralized-mortgage obligations (“CMOs”); zero coupon bonds; floating rate, inverse floating rate and index obligations; “strips”; structured notes; and pay-in-kind and step securities.
Fixed-income investing is the purchase of a debt security that maintains a level of income that does not change, at least for some period of time. When a debt security is purchased, the fund owns “debt” and becomes a creditor to the company or government.
Consistent with each fund's investment policies, a fund may invest in debt securities, which may be referred to as fixed income instruments. These may include securities issued by the U.S. government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Consistent with its investment policies, a fund may invest in derivatives based on fixed income instruments.
Generally, a fund uses the terms “debt security,” “bond,” “fixed income instrument” and “fixed income security” interchangeably, and these terms are interpreted broadly by the funds and include instruments that are intended to provide one or more of the characteristics of a direct investment in one or more debt securities. As new debt securities are developed, the funds may invest in those securities as well.
Maturity and Duration: The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due. For simple fixed income securities, duration indicates the average time at which the security’s cash flows are to be received. For simple fixed income securities with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon bullet bond with a maturity of 3.5 years will have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the closer its duration will be to its final maturity; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration will be compared to its final maturity. The determination of duration becomes more complex when fixed income securities with features like floating coupon payments, optionality, prepayments, and structuring are evaluated. There are differing methodologies for computing effective duration prevailing in the industry. As a result, different investors may estimate duration differently.
Debt and fixed-income securities share three principal risks. First, the level of interest income generated by a fund’s fixed income investments may decline due to a decrease in market interest rates. If rates decline, when a fund’s fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Second, the values of fixed income securities fluctuate with changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a fund’s fixed income investments. Conversely, during periods of rising interest rates, the value of a fund’s fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater when a fund’s duration or average maturity is longer. Third, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay.
Mortgage-Backed Securities
Mortgage-backed securities may be issued or guaranteed by the U.S. government, its agencies or instrumentalities, or private issuers such as banks, insurance companies, and savings and loans. Some of these securities, such as Government National Mortgage Association (“GNMA”) certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federated National Mortgage Association (“Fannie Mae”) certificates, are not. The U.S. government has provided recent financial support to Fannie Mae and Freddie Mac, but there can be no assurance that it will support these or other government-sponsored entities in the future.
Mortgage-backed securities represent interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the fund. These securities are often subject to more rapid repayment than their stated maturity dates would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than with traditional fixed-income securities. During periods of declining interest rates, prepayments can be expected to accelerate which will shorten these securities’ weighted average life and may lower their return. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the weighted average life of these securities which generally would cause their values to fluctuate more widely in response to changes in interest rates.
The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the federal agency or private institution that issued or guarantees them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.
Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to a fund’s industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. In the case of privately issued mortgage-related securities, the funds may take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries.
As noted above, there are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the U.S. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the U.S. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Mac is a corporate instrumentality of the U.S., created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the U.S. or by any Federal Home Loan Banks and do not constitute a debt or obligation of the U.S. or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.
CMOs, which are debt obligations collateralized by mortgage loans or mortgage pass-through securities, provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes. In many cases, CMOs are issued or guaranteed by the U.S. government or its agencies or instrumentalities or may be collateralized by a fund of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality. Certain CMOs in which a fund may invest are not guaranteed by the U.S. government or its agencies or instrumentalities.
Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.
The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, a fund could experience losses in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. If mortgage-backed securities or asset-backed securities are bought at a discount, however, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income.
Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicle in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “over-collateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. A fund may also buy mortgage-backed securities without insurance or guarantees.
If a fund purchases subordinated mortgage-backed securities, the payments of principal and interest on the fund’s subordinated securities generally will be made only after payments are made to the holders of securities senior to the fund’s securities. Therefore, if there are defaults on the underlying mortgage loans, a fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a fund may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had, in many cases, higher default rates than those loans that meet government underwriting requirements.
The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.
The funds may invest in mortgage-related securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and by private issuers entities, provided, however, that to the extent that a fund purchases mortgage-related securities from such issuers which may, solely for purposes of the 1940 Act, be deemed to be investment companies, the fund’s investment in such securities will be subject to the limitations on its investment in investment company securities.
Asset-Backed Securities
Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties.
Asset-backed securities have many of the same characteristics and risks as the mortgage-backed securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.
Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) which may be affiliated or unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.
Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements. Other types of asset-backed securities include those that represent interest in pools of corporate bonds (such as collateralized bond obligations or “CBOs”), bank loans (such as collateralized loan obligations or “CLOs”) and other debt obligations (such as collateralized debt obligations or “CDOs”).
Asset-backed security values may also be affected by factors such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement and the exhaustion of any credit enhancement. The risks of investing in asset-backed securities depend upon payment of the underlying loans by the individual borrowers (i.e., the backing asset). In its capacity as purchaser of an asset-backed security, a fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may experience delays in payments or losses if the full amounts due on underlying assets are not realized. Asset-backed securities may also present certain additional risks related to the particular type of collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Asset-backed securities are also subject to prepayment risk, which may shorten the weighted average life of such securities and may lower their return. In addition, asset backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.
Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other securities, which could result in possible losses to a fund. In addition, the secondary market for asset-backed securities may not be as liquid as the market for other securities which may result in a fund’s experiencing difficulty in selling or valuing asset-backed securities.
Corporate Debt Securities
Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Lower-grade bonds, whether rated or unrated, usually offer higher interest income, but also carry increased risk of default. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. In addition, they may carry other features, such as those described under “Convertible Securities” and “Variable or Floating Rate Securities,” or have special features such as the right of the holder to shorten or lengthen the maturity of a given debt instrument, rights to purchase additional securities, rights to elect from among two or more currencies in which to receive interest or principal payments, or provisions permitting the holder to participate in earnings of the issuer or to participate in the value of some specified commodity, financial index, or other measure of value.
Commercial Paper
Commercial paper refers to short-term unsecured promissory notes issued by commercial and industrial corporations to finance their current operations. Commercial paper may be issued at a discount and redeemed at par, or issued at par with interest added at maturity. The interest or discount rate depends on general interest rates, the credit standing of the issuer, and the maturity of the note, and generally moves in tandem with rates on large CDs and Treasury bills. An established secondary market exists for commercial paper, particularly that of stronger issuers which are rated by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Rating Group (“S&P”). Investments in commercial paper are subject to the risks that general interest rates will rise, that the credit standing or rating of the issuer will fall, or that the secondary market in the issuer’s notes will become too limited to permit their liquidation at a reasonable price.
Commercial paper includes asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However, there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.
Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral, and a fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.
Bank Obligations
Bank obligations include dollar-denominated CDs, time deposits and bankers’ acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. CDs are short-term, unsecured, negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banks for specified periods of time at stated interest rates. Bankers’ acceptances are negotiable time drafts drawn on commercial banks usually in connection with international transactions.
Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (“FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state institutions are insured by the FDIC (although such insurance may not be of material benefit to a fund, depending upon the principal amount of obligations of each held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic banks are, among other things, generally required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.
Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.
Obligations of domestic branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by state and federal regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (i) pledge to the regulator, by depositing assets with a designated bank within the state; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.
The funds have established certain minimum credit quality standards for bank obligations in which they invest.
Bank Capital Securities: Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.
Collateralized Debt Obligations
Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high-risk, below-investment-grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. CDOs may charge management fees and administrative expenses, which are in addition to those of a fund.
For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a fund as illiquid investments. However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the risks typically associated with fixed income securities discussed elsewhere in this SAI and a fund’s prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the collateral may decline in value or default; (iii) a fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.
Zero Coupon, Step Coupon, Deferred Payment, Stripped and Pay-In-Kind Securities
Zero coupon bonds are issued and traded at a discount from their face values. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are issued and trade at a discount from their face values and pay coupon interest. The coupon rate typically is low for an initial period and then increases to a higher coupon rate thereafter. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Stripped securities are securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. Pay-in-kind securities may pay all or a portion of their interest or dividends in the form of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities.
Federal income tax law requires holders of zero coupon, step coupon and deferred payment securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even if prior to the receipt of the corresponding cash payment. In order to avoid a fund-level tax, a fund must distribute each year substantially all of its taxable income, including original issue discount accrued on zero coupon, step coupon or deferred payment securities. Because a fund may not receive full or even any cash payments on a current basis in respect of accrued original-issue discount on zero coupon, step coupon or deferred payment securities, in some years a fund may have to distribute cash obtained from other sources in order to satisfy those distribution requirements. A fund might obtain such cash from selling other fund holdings. These actions may reduce the assets to which a fund’s expenses could be allocated and may reduce the rate of return for the fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the fund to sell the securities at the time.
Generally, the market prices of zero coupon, step coupon, deferred payment, stripped and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Investments in zero coupon and step coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.
Repurchase Agreements
In a repurchase agreement, a fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon incremental amount which typically is unrelated to the coupon rate or maturity of the purchased security and represents compensation to the seller for use of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed-upon resale price and marked-to-market daily) of the underlying security or collateral. All repurchase agreements entered into by a fund are fully collateralized at all times during the period of the agreement.
Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. Repurchase agreements involve risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.
A fund may, together with other registered investment companies managed by the fund’s sub-adviser or its affiliates, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements, including tri-party subcustody repurchase arrangements.
Convertible Securities
Convertible securities are fixed income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.
As fixed income securities, convertible securities provide for a stream of income. The yields on convertible securities generally are higher than those of common stocks. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, a convertible security offers the potential for capital appreciation through the conversion feature, enabling the holder to benefit from increases in the market price of the underlying common stock.
Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.
DECS (“Dividend Enhanced Convertible Stock,” or “Debt Exchangeable for Common Stock” when-issued as a debt security) offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common stock at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common stock up to the first call price. They are effectively capped at that point unless the common stock rises above a second price point, at which time they participate with unlimited upside potential.
PERCS (“Preferred Equity Redeemable Stock,” convert into an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity) offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common stock falls, while the cap price limits gains when the common stock rises.
In evaluating investment in a convertible security, primary emphasis will be given to the attractiveness of the underlying common stock. The convertible debt securities in which a fund may invest are subject to the same rating criteria as the fund’s investment in non-convertible debt securities.

Unlike a convertible security which is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred shares with common stocks, warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or on NASDAQ. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by a fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.
A fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody’s or B- by Fitch, Inc., or, if not rated by S&P, Moody’s or Fitch, are of equivalent investment quality as determined by the sub-adviser.
High Yield Securities
Debt securities rated below investment grade (lower than Baa as determined by Moody’s, lower than BBB as determined by S&P or Fitch, Inc.) or, if unrated, determined to be below investment grade by a fund’s sub-adviser, are commonly referred to as “lower grade debt securities” or “junk bonds.” Generally, such securities offer a higher current yield than is offered by higher rated securities, but also are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. Lower grade debt securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a fund to purchase and may also have the effect of limiting the ability of a fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.
Lower rated debt securities also present risks based on payment expectations. If an issuer calls the obligation for redemption, a fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by a fund may decline more than a fund consisting of higher rated securities. If a fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the fund and increasing the exposure of the fund to the risks of lower rated securities.
Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. Neither event will require sale of these securities by a fund, but a sub-adviser will consider the event in determining whether the fund should continue to hold the security.
Except for certain funds, a fund’s investments in convertible debt securities and other high-yield, non-convertible debt securities rated below investment grade will comprise less than 35% of the fund’s net assets. Debt securities rated below the four highest categories are not considered “investment-grade” obligations.
Distressed Debt Securities
Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a fund or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of a sub-adviser of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high-yield securities are heightened by investing in distressed debt securities.
A fund will generally make such investments only when the fund’s sub-adviser believes it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the fund will receive new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a fund makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the fund will receive any interest payments on the distressed debt securities, the fund will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the fund may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to the distressed debt securities held by a fund, there can be no assurance that the securities or other assets received by the fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the fund may be restricted from disposing of such securities.

Defaulted Securities
Defaulted securities are debt securities on which the issuer is not currently making interest payments. Generally, a fund will invest in defaulted securities only when its sub-adviser believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments, that the securities offer an unusual opportunity for capital appreciation or that other advantageous developments appear likely in the future. Notwithstanding a sub-adviser’s belief as to the resumption of income payments, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:
Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial, or at times even total, losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.
A fund will limit holdings of any such securities to amounts that its sub-adviser (if applicable) believes could be readily sold, and its holdings of such securities would, in any event, be limited so as not to limit the fund’s ability to readily dispose of securities to meet redemptions.
Structured Notes and Related Instruments
“Structured” notes and other related instruments are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms is available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.
U.S. Government Securities
U.S. Government obligations generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. Examples of the types of U.S. government securities that a fund may hold include the Federal Housing Administration, Small Business Administration, General Services Administration, Federal Farm Credit Banks, Federal Intermediate Credit Banks, and Maritime Administration. U.S. government securities may be supported by the full faith and credit of the U.S. government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. government to purchase the agency’s obligations (such as securities of Fannie Mae); or only by the credit of the issuing agency.
Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Administration; and Fannie Mae.
Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the U.S., a fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.
On August 5, 2011, S&P lowered the long-term sovereign credit rating assigned to the U.S. to AA+ with a negative outlook. On June 10, 2013, S&P revised the negative outlook to a stable outlook. The long-term impact of the downgrade or the impact of any potential future downgrades are unknown and could negatively impact the funds.
Variable and Floating Rate Securities
Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.

The interest rate on a floating rate debt instrument (a “floater”) is a variable rate which is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters may provide a fund with a certain degree of protection against rising interest rates, although a fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.
The interest rate on an inverse floating rate debt instrument (an “inverse floater”) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.
A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.
Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that a fund is not entitled to exercise its demand rights, and a fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time a fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.
Variable rate master demand notes are unsecured commercial paper instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Because variable rate master demand notes are direct lending arrangements between a fund and the issuer, they are not normally traded.
Although no active secondary market may exist for these notes, a fund may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy a sub-adviser that the ratings are within the two highest ratings of commercial paper.
In addition, when purchasing variable rate master demand notes, a sub-adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand.
In the event an issuer of a variable rate master demand note defaulted on its payment obligations, a fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.
Municipal Securities
Municipal securities generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other related investments. A shareholder in a fund will generally exclude from gross income its allocable share of the interest the fund receives on municipal securities.
Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.
The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds (described below) which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.
Private Activity Bonds: Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.
Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal alternative minimum tax (“AMT”). Bonds issued in 2009 and 2010 generally are not treated as private activity bonds, and interest earned on such bonds generally is not treated as a tax preference item. Non-corporate investors may be subject to a federal AMT to the extent that the fund derives interest from private activity bonds.
Industrial Development Bonds: Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the federal AMT.
Municipal Notes: Municipal notes are short-term debt obligations issued by municipalities which normally have a maturity at the time of issuance of six months to three years. Such notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are normally obligations of the issuing municipality or agency.
Municipal Commercial Paper: Municipal commercial paper is short-term debt obligations issued by municipalities. Although done so infrequently, municipal commercial paper may be issued at a discount (sometimes referred to as Short-Term Discount Notes). These obligations are issued to meet seasonal working capital needs of a municipality or interim construction financing and are paid from a municipality's general revenues or refinanced with long-term debt. Although the availability of municipal commercial paper has been limited, from time to time the amounts of such debt obligations offered have increased, and this increase may continue.
Participation Interests: A participation interest in municipal obligations (such as private activity bonds and municipal lease obligations) gives a fund an undivided interest in the municipal obligation in the proportion that the fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. A fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the fund’s participation in the security, plus accrued interest. Purchase of a participation interest may involve the risk that a fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.
Variable Rate Obligations: The interest rate payable on a variable rate municipal obligation is adjusted either at predetermined periodic intervals or whenever there is a change in the market rate of interest upon which the interest rate payable is based. A variable rate obligation may include a demand feature pursuant to which a fund would have the right to demand prepayment of the principal amount of the obligation prior to its stated maturity. The issuer of the variable rate obligation may retain the right to prepay the principal amount prior to maturity.
Municipal Lease Obligations: Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. A fund may purchase these obligations directly, or they may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations; and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain “non-appropriation” clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to “non-appropriation” risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default.
Residual Interest Bonds: Residual Interest Bonds (sometimes referred to as inverse floaters) (“RIBs”) are created by brokers by depositing a Municipal Bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days, while the RIB holder receives the balance of the income from the underlying Municipal Bond less an auction fee. Therefore, rising short-term interest rates result in lower income for the RIB, and vice versa. An investment in RIBs typically will involve greater risk than an investment in a fixed rate bond. RIBs have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBs have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to a fund when short-term interest rates rise, and increase the interest paid to a fund when short-term interest rates fall. RIBs have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. RIBs can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable.
Tax-Exempt Commercial Paper: Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.
Custodial Receipts and Certificates: Custodial receipts or certificates underwritten by securities dealers or banks evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, a fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, a fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.
Stand-By Commitments: Under a stand-by commitment a dealer agrees to purchase, at the fund’s option, specified municipal obligations held by the fund at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The fund will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the fund.
Tender Option Bonds: A tender option bond is a municipal bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the institution generally receives periodic fees equal to the difference between the municipal bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par. Thus, after payment of this fee, the security holder would effectively hold a demand obligation that bears interest at the prevailing short-term tax-exempt rate.
Loan Participations and Assignments
Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A fund may participate in such syndications, or can buy part of a loan, becoming a lender. A fund’s investment in a loan participation typically will result in the fund having a contractual relationship only with the lender and not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing a participation, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Some loans may be secured in whole or in part by assets or other collateral. In other cases, loans may be unsecured or may become undersecured by declines in the value of assets or other collateral securing such loan.
When a fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.
Certain of the participations or assignments acquired by a fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. A fund may acquire loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including loans of borrowers that have filed for bankruptcy protection. Although loans in which a fund may invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan.
Because there is no liquid market for commercial loans, the funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a fund’s ability to dispose of particular assignments or participations when necessary to meet redemptions of fund shares, to meet the fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market also may make it more difficult for a fund to assign a value to those securities for purposes of valuing the fund’s investments and calculating its net asset value.
Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a fund. For example, if a loan is foreclosed, a fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a fund relies on its sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.
Subordinated Securities
Subordinated securities are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are determined by a fund’s sub-adviser to be of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.
Participation Interests
A participation interest gives a fund an undivided interest in the security in the proportion that the fund’s participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. government securities, or, in the case of unrated participation interests, the fund’s sub-adviser must have determined that the instrument is of comparable quality to those instruments in which the fund may invest. For certain participation interests, a fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of the fund’s participation interest in the security, plus accrued interest. As to these instruments, a fund intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment fund.
Unsecured Promissory Notes
A fund also may purchase unsecured promissory notes which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the fund’s investment objective.
Guaranteed Investment Contracts
A fund may invest in guaranteed investment contracts (“GICs”) issued by insurance companies. Pursuant to such contracts, a fund makes cash contributions to a deposit portfolio of the insurance company’s general account. The insurance company then credits to the portfolio guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit portfolio. Because a fund may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.
Credit-Linked Securities
Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a fund may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a fund would receive as an investor in the trust. A fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the funds’ investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Event-Linked Bonds
A fund may invest a portion of its net assets in “event-linked bonds,” which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose a fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, liquidity risk, and adverse tax consequences.
Certain funds may invest up to 5% of their net assets in “event-linked bonds”.
Equity Securities and Related Investments
Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by a fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by a fund.
Holders of equity securities are not creditors of the issuer. As such, if an issuer liquidates, holders of equity securities are entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.
There may be little trading in the secondary market for particular equity securities, which may adversely affect a fund’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.
Common Stocks: Common stocks are the most prevalent type of equity security. Common stockholders receive the residual value of the issuer’s earnings and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.
Preferred Stocks: A fund may purchase preferred stock. Preferred stock pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer’s assets but is junior to the debt securities of the issuer in those same respects. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.
The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.
Investments in Initial Public Offerings: A fund may invest in initial public offerings of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of a fund’s investment performance. A fund cannot assure that investments in initial public offerings will continue to be available to the fund or, if available, will result in positive investment performance. In addition, as a fund’s portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the fund is likely to decrease.
Warrants and Rights
A fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a given number of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. The purchaser of a warrant expects the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. Of course, because the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and are offered during a set subscription period.
Warrants and rights are subject to the same market risks as common stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

Derivatives
The following investments are subject to limitations as set forth in each fund’s investment restrictions and policies.
A fund may utilize options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps (including total return swaps, some of which may be known as contracts for difference), swaps on futures contracts, caps, floors, collars, indexed securities, various mortgage-related obligations, structured or synthetic financial instruments and other derivative instruments (collectively, “Financial Instruments”). A fund may use Financial Instruments for any purpose, including as a substitute for other investments, to attempt to enhance its portfolio’s return or yield and to alter the investment characteristics of its portfolio (including to attempt to mitigate risk of loss in some fashion, or “hedge”). A fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful.
The U.S. government and certain foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. In 2020, the SEC adopted new Rule 18f-4 under the 1940 Act, which provides a comprehensive regulatory framework for the use of derivatives by registered investment companies, such as a fund, and sets limits on a fund’s investments in derivatives. Generally, the requirements of Rule 18f-4 will not apply to a fund if it qualifies as a “limited derivatives user,” as defined in the rule. Compliance with the rule is not required until Summer 2022, but the rule may impact a fund’s use of derivatives before that date. There may be additional regulation of the use of derivatives by registered investment companies, such as the funds, which could significantly affect their use. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
The use of Financial Instruments may be limited by applicable law and any applicable regulations of the SEC, the Commodity Futures Trading Commission (the “CFTC”), or the exchanges on which some Financial Instruments may be traded. (Note, however, that some Financial Instruments that a fund may use may not be listed on any exchange and may not be regulated by the SEC or the CFTC.) In addition, a fund’s ability to use Financial Instruments may be limited by tax considerations.
In addition to the instruments and strategies discussed in this section, a sub-adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These opportunities may become available as a sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. A sub-adviser may utilize these opportunities and techniques to the extent that they are consistent with a fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.
This discussion is not intended to limit a fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by a fund as broadly as possible. Statements concerning what a fund may do are not intended to limit any other activity. Also, as with any investment or investment technique, even when the prospectus or this discussion indicates that a fund may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.
The use of Financial Instruments involves special considerations and risks, certain of which are summarized below, and may result in losses to a fund. In general, the use of Financial Instruments may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to a fund. As noted above, there can be no assurance that any derivatives strategy will succeed.
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Financial Instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a fund’s interest. Many Financial Instruments are complex, and successful use of them depends in part upon the sub-adviser’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate, currency or other instrument or measure. Even if a sub-adviser’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial Instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.
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A fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against a fund’s position, the fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to a fund. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If a fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the fund will continue to be subject to investment risk on the assets. In addition, a fund may not be able to recover the full amount of its margin from an intermediary if that intermediary were to experience financial difficulty. Segregation, cover, margin and collateral requirements may impair a fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.

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A fund’s ability to close out or unwind a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or a fund is not successful in its negotiations, a fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. A fund may be required to make delivery of portfolio securities or other assets underlying a Financial Instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, a fund continues to be subject to investment risk on the Financial Instrument. A fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument.
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Certain Financial Instruments transactions may have a leveraging effect on a fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When a fund engages in transactions that have a leveraging effect, the value of the fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than a fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.
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Many Financial Instruments may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value to a fund.
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Liquidity risk exists when a particular Financial Instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain Financial Instruments, including certain over-the-counter (or “OTC”) options and swaps, may be considered illiquid and therefore subject to a fund’s limitation on illiquid investments.
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In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in a fund incurring substantial losses and/or not achieving anticipated gains. Even if the strategy works as intended, a fund might have been in a better position had it not attempted to hedge at all.
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Financial Instruments used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio holdings or declines in the cost of securities or other assets to be acquired. In the event that a fund uses a Financial Instrument as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the transaction itself.
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Certain Financial Instruments involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.
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Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For Financial Instruments not guaranteed by an exchange or clearinghouse, a fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs or disagreements as to the meaning of contractual terms and litigation, in enforcing those remedies.
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Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties and/or through financial institutions acting as market makers (“OTC derivatives”), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, the fund bears the risk of default by its counterparty. In a cleared derivatives transaction, the fund is instead exposed to the risk of default of the clearinghouse and the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.
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Swap contracts involve special risks. Swaps may in some cases be illiquid. In the absence of a central exchange or market for swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The Dodd-Frank Act established a comprehensive new regulatory framework for swaps. Under this framework, regulation of the swap market is divided between the SEC and the CFTC. The SEC and CFTC have approved a number rules and interpretations as part of the establishment of this new regulatory regime. It is possible that developments in the swap market, including these new or additional regulations, could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Credit default swaps involve additional risks. For example, credit default swaps increase credit risk since a fund has exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap.

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Certain derivatives, such as interest rate swaps and credit default swaps that are based on an index, are required under applicable law to be cleared by a regulated clearinghouse. Swaps subject to this requirement are typically submitted for clearing through brokerage firms that are members of the clearinghouse. A fund would establish an account with a brokerage firm to facilitate clearing such a swap, and the clearinghouse would become the fund’s counterparty. A brokerage firm would guarantee the fund’s performance on the swap to the clearinghouse. The fund would be exposed to the credit risk of the clearinghouse and the brokerage firm that holds the cleared swap. The brokerage firm also would impose margin requirements with respect to open cleared swap positions held by the fund, and the brokerage firm would be able to require termination of those positions in certain circumstances. These margin requirements and termination provisions may adversely affect the fund’s ability to trade cleared swaps. In addition, the fund may not be able to recover the full amount of its margin from a brokerage firm if the firm were to go into bankruptcy. It is also possible that the fund would not be able to enter into a swap transaction that is required to be cleared if no clearinghouse will accept the swap for clearing.
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Swaps that are required to be cleared must be traded on a regulated execution facility or contract market that makes them available for trading. The transition from trading swaps bilaterally to trading them on such a facility or market may not result in swaps being easier to trade or value and may present certain execution risks if these facilities and markets do not operate properly. On-facility trading of swaps is also expected to lead to greater standardization of their terms. It is possible that a fund may not be able to enter into swaps that fully meet its investment needs, or that the costs of entering into customized swaps, including any applicable margin requirements, will be significant.
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Financial Instruments transactions conducted outside the U.S. may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of Financial Instruments transactions are also applicable to Financial Instruments used outside the U.S. Financial Instruments used outside the U.S. also are subject to the risks affecting foreign securities, currencies and other instruments.
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Financial Instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.
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Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders.
Hedging: As stated above, the term “hedging” often is used to describe a transaction or strategy that is intended to mitigate risk of loss in some fashion. Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund’s portfolio. In a short hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.
Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a fund does not own a corresponding security and, therefore, the transaction does not relate to the portfolio security that a fund owns. Rather, it relates to a security that a fund intends to acquire. If a fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.
In hedging transactions, Financial Instruments on securities (such as options and/or futures) generally are used to attempt to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a fund has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors.
Options – Generally: A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.
Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. When a fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a fund as well as the loss of any expected benefit of the transaction.
Writing put or call options can enable a fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, a fund may also suffer a loss. For example, if the market price of the security underlying a put option written by a fund declines to less than the exercise price of the option, minus the premium received, it can be expected that the option will be exercised and a fund would be required to purchase the security at more than its market value. If a security appreciates to a price higher than the exercise price of a call option written by a fund, it can be expected that the option will be exercised and a fund will be obligated to sell the security at less than its market value.
The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options purchased by a fund that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a fund expires unexercised, the fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.
A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration. There can be no assurance that it will be possible for a fund to enter into any closing transaction.
A type of put that a fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to a fund. An optional delivery standby commitment gives a fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.
Transamerica High Yield Bond may not write covered put and call options or buy put and call options and warrants on securities that are traded on U.S. and foreign securities exchanges and over-the-counter.
Options on Indices: Puts and calls on indices are similar to puts and calls on securities (described above) or futures contracts (described below) except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from a fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.
Options on indices may, depending on the circumstances, involve greater risk than options on securities. Because index options are settled in cash, when a fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.
Futures Contracts and Options on Futures Contracts: A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument or, in the case of index and similar futures, cash, called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the asset called for in the contract in a specified delivery month at a stated price. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.
Futures strategies can be used to change the duration of a fund’s portfolio. If a sub-adviser wishes to shorten the duration of the fund’s portfolio, a fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If a sub-adviser wishes to lengthen the duration of a fund’s portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.
Futures contracts may also be used for other purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.
No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit “initial margin.” Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.
Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Daily variation margin calls could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a disadvantageous time or price.

Although some futures and options on futures call for making or taking delivery of the underlying securities, currencies or cash, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same index, currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, a fund realizes a gain, or if it is more, a fund realizes a loss. If an offsetting sale price is more than the original purchase price, a fund realizes a gain, or if it is less, a fund realizes a loss. A fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If a fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. A fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.
If an index future is used for hedging purposes the risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a fund has sold index futures contracts to hedge against a decline in the market, the market may advance and the value of the securities held in the fund may decline. If this occurred, a fund would lose money on the futures contract and also experience a decline in value of its portfolio securities.
Where index futures are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If a sub-adviser then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, a fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.
Non-U.S. Currency Strategies: A fund may invest in securities that are denominated in non-U.S. currencies and may engage in a variety of non-U.S. currency exchange transactions to protect against uncertainty in the level of future exchange rates or to earn additional income. A fund may use options and futures contracts, swaps and indexed notes relating to non-U.S. currencies and forward currency contracts to attempt to hedge against movements in the values of the non-U.S. currencies in which the fund’s securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.
The value of Financial Instruments on non-U.S. currencies depends on the value of the underlying currency relative to the U.S. dollar. Because non-U.S. currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying non-U.S. currencies at prices that are less favorable than for round lots.
There is no systematic reporting of last sale information for non-U.S. currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in non-U.S. currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.
Settlement of transactions involving non-U.S. currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying non-U.S. currency in accordance with any U.S. or non-U.S. regulations regarding the maintenance of non-U.S. banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.
Generally, OTC non-U.S. currency options used by a fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.
Forward Currency Contracts: A fund may enter into forward currency contracts to purchase or sell non-U.S. currencies for a fixed amount of U.S. dollars or another non-U.S. currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.
The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.
As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty.
If a fund engages in a forward currency contract with respect to particular securities, the precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the non-U.S. currency, will change after the forward currency contract has been established. Thus, a fund might need to purchase or sell non-U.S. currencies in the spot (cash) market to the extent such non-U.S. currencies are not covered by forward currency contracts.
Swaps, Caps, Floors and Collars: A fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the fund anticipates purchasing at a later date, to attempt to enhance yield or total return, or as a substitute for other investments. A swap typically involves the exchange by a fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.
Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a fund’s investments and its share price and yield because, and to the extent, these agreements affect a fund’s exposure to long- or short-term interest rates, non-U.S. currency values, mortgage-backed or other security values, corporate borrowing rates or other factors such as security prices or inflation rates.
Swap agreements will tend to shift a fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.
If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses.
A fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or a non-U.S. corporate issuer, on the debt obligation. In return, a fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap which may be significantly larger than a fund’s cost to enter into the credit default swap.
A fund may purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case a fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk – that the seller may fail to satisfy its payment obligations to a fund in the event of a default.
The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be earmarked or set aside as cover, as described below. A fund will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis, including segregating assets to cover any potential obligation under a credit default swap sold by it, and will maintain cover as required by SEC guidelines from time to time with respect to caps and floors written by a fund.
Contracts for Difference: A fund may enter into contracts for difference (“CFDs”). A CFD is a contract between two parties, typically described as “buyer” and “seller,” stipulating that the seller will pay to the buyer the difference between the current value of an asset and its value in the future. (If the difference is negative, then the buyer instead pays the seller.) In effect, CFDs are Financial Instruments that allow a fund to take synthetic long or synthetic short positions on underlying assets.
CFDs are subject to liquidity risk because the liquidity of the CFD is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its ﬁnancial obligations under the terms of the contract. To the extent that there is an imperfect correlation between the return on a fund’s obligation to its counterparty under the CFD and the return on related assets in its portfolio, the CFD transaction may increase the fund’s ﬁnancial risk. CFDs, like many other Financial Instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require the fund to deposit additional sums to cover this, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which the fund is liable. CFDs are not registered with the SEC or any U.S. regulator, and are not subject to U.S. regulation.
Combined Positions: A fund may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
Cover: Transactions using Financial Instruments may involve obligations which if not covered could be construed as “senior securities.” A fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate, set aside or earmark on its books cash or liquid assets in the prescribed amount as determined daily. A fund may cover such transactions using other methods permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff. Although SEC guidelines on cover are designed to limit the transactions involving Financial Instruments that a fund may be engaged in at any time, the segregation of assets does not reduce the risks to a fund of entering into transactions in Financial Instruments.
Turnover: A fund’s derivatives activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, also increasing turnover; although such exercise is within a fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.
Roll Timing: A fund may engage in roll-timing strategies where the fund seeks to extend the expiration or maturity of a position, such as a forward contract, futures contract or to-be-announced (“TBA”) transaction, on an underlying asset by closing out the position before expiration and contemporaneously opening a new position with respect to the same underlying asset that has substantially similar terms except for a later expiration date. Such “rolls” enable the fund to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset. Similarly, as certain standardized swap agreements transition from over-the-counter trading to mandatory exchange-trading and clearing due to the implementation of Dodd-Frank Act regulatory requirements, a fund may “roll” an existing over-the-counter swap agreement by closing out the position before expiration and contemporaneously entering into a new exchange-traded and cleared swap agreement on the same underlying asset with substantially similar terms except for a later expiration date. These types of new positions opened contemporaneous with the closing of an existing position on the same underlying asset with substantially similar terms are collectively referred to as “Roll Transactions.”
Foreign Securities
The following investments are subject to limitations as set forth in each fund’s investment restrictions and policies.
A fund may invest in foreign securities through the purchase of securities of foreign issuers or of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and Fiduciary Depositary Receipts (“FDRs”) or other securities representing underlying shares of foreign companies.
The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which a fund’s portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain foreign countries, particularly emerging markets and frontier markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.
Unanticipated political or social developments may affect the values of a fund’s investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.
Securities of some foreign companies are less liquid, and their prices are more volatile, than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold resulting in increased exposure of a fund to market and foreign exchange fluctuations brought about by such delays, and to the corresponding negative impact on fund liquidity.

The interest payable on a fund’s foreign securities may be subject to foreign withholding taxes, which will reduce the fund’s return on its investments. In addition, the operating expenses of a fund making such investment can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the costs of investing in foreign securities, such as custodial costs, valuation costs and communication costs, are higher than the costs of investing exclusively in U.S. securities.
There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in frontier markets and certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. In addition, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for a fund to accurately price its portfolio securities or to dispose of such securities at the times determined by a sub-adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a fund’s operations require cash, such as in order to meet redemptions and to pay its expenses.
A fund may invest in securities of emerging market and frontier market countries. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable. Frontier market countries generally have smaller economies and even less developed capital markets than emerging markets countries. These securities may be U.S. dollar denominated or non-U.S. dollar denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations (including dollar and non-dollar denominated) and other debt securities of foreign corporate issuers; and (d) non-dollar denominated debt obligations of U.S. corporate issuers. A fund may also invest in securities denominated in currencies of emerging market or frontier market countries. There is no minimum rating criteria for a fund’s investments in such securities.
Certain non-U.S. countries, including emerging markets and frontier markets, may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a fund’s investment in those markets and may increase the expenses of a fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a fund’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade.
Custodian services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a fund to make intended securities purchases because of settlement problems could cause a fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a fund because of a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect a fund against loss or theft of its assets.
A fund may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to the fund’s investments in such countries. These taxes will reduce the return achieved by a fund. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.
The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. A fund’s investment performance may be negatively affected by a devaluation of a currency in which the fund’s investments are quoted or denominated. Further, a fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.
The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic conditions and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the U.S. and the particular foreign country. All these factors are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the U.S. and other foreign countries important to international trade and finance. Government intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.
ADRs, EDRs and GDRs: A fund may also purchase ADRs, American Depositary Debentures, American Depositary Notes, American Depositary Bonds, EDRs, GDRs and FDRs, or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the U.S. and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the U.S. about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. A fund may invest in ADRs through both sponsored and unsponsored arrangements. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.
Eurodollar or Yankee Obligations: Eurodollar bank obligations are dollar denominated debt obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar denominated obligations issued in the U.S. capital markets by foreign issuers. Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.
Sovereign Government and Supranational Debt: A fund may invest in all types of debt securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.
Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
Russian Securities
A fund may invest directly in the securities of Russian issuers or may have indirect exposure to Russian securities through its investment in one or more funds with direct investments in Russia. Investment in those securities presents many of the same risks as investing in the securities of emerging country issuers, as described above. The social, political, legal, and operational risks of investing in Russian issuers, and of having assets held in custody within Russia, however, may be particularly pronounced relative to investments in more developed countries. Russia’s system of share registration and custody creates certain risks of loss (including the risk of total loss) that are not normally associated with investments in other securities markets.
A risk of particular note with respect to direct investment in Russian securities results from the way in which ownership of shares of companies is normally recorded. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company’s share register and normally evidenced by “share extracts” from the register or, in certain circumstances, by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. The share registrars are controlled by the issuer of the security, and investors are provided with few legal rights against such registrars. These registrars are not necessarily subject to effective state supervision, nor are they licensed with any governmental entity. It is possible for a fund to lose its registration through fraud, negligence, or even mere oversight. Each applicable fund will endeavor to ensure that its interest is appropriately recorded, which may involve a custodian or other agent inspecting the share register and obtaining extracts of share registers through regular confirmations. However, these extracts have no legal enforceability and it is possible that a subsequent illegal amendment or other fraudulent act may deprive a fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of a loss of share registration. Further, significant delays or problems may occur in registering the transfer of securities, which could cause a fund to incur losses due to a counterparty’s failure to pay for securities the fund has delivered or the fund’s inability to complete its contractual obligations because of theft or other reasons.
Also, although a Russian public enterprise having a certain minimum number of shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, this regulation has not always been strictly enforced in practice. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions in the share register.
Other Investments
Illiquid Investments
An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may be difficult to value, and a fund may have difficulty disposing of such securities promptly.
The sale of illiquid investments often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. A fund may be restricted in its ability to sell such securities at a time when a fund’s sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a fund may have to sell other assets, rather than such illiquid investments, at a time that is not advantageous.
Each fund monitors the portion of its total assets that are invested in illiquid investments on an ongoing basis, not only at the time of the investment in such securities.
Investments in the Real Estate Industry and Real Estate Investment Trusts (“REITs”)
REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.
REITs (especially mortgage REITs) are also subject to interest rate risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.
Certain funds may invest in foreign real estate companies, which are similar to entities organized and operated as REITs in the U.S. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, and a fund indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests.

Commodities and Natural Resources
Commodities may include, among other things, oil, gas, timber, farm products, minerals, precious metals, for example, gold, silver, platinum, and palladium, and other natural resources. Certain funds may invest in companies (such as mining, dealing or transportation companies) with substantial exposure to, or instruments that result in exposure to, commodities markets. Commodities generally and particular commodities have, at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of commodities may be, however, less subject to local and company-specific factors than securities of individual companies. As a result, commodity prices may be more or less volatile in price than securities of companies engaged in commodity-related businesses. Investments in commodities can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations.
Commodity-Linked Investments
A fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked investments, including commodities futures contracts, commodity-linked derivatives, and commodity-linked notes. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. The value of commodity-linked investments held by a fund may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.
The prices of commodity-linked investments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall fund diversification benefits. Under favorable economic conditions, a fund's commodity-linked investments may be expected to underperform an investment in traditional securities.
Hybrid Instruments
Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below-market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments are normally at the bottom of an issuer’s debt capital structure. As such, they may be more sensitive to economic changes than more senior debt securities. These securities may also be viewed as more equity-like by the market when the issuer or its parent company experience financial problems. Hybrid instruments can have volatile prices and limited liquidity, and their use may not be successful.
Trade Claims
Trade claims are non-securitized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. There is no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Trade claims are speculative and are subject to the risks associated with low-quality obligations.
Passive Foreign Investment Companies
Certain foreign entities called passive foreign investment companies have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of passive foreign investment companies in which the fund invests. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the fund held its investment. In addition, the shareholders may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned by a fund from these investments.
To avoid such tax and interest, each fund generally intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income.
Master Limited Partnerships
Master Limited Partnership (“MLPs”) are limited partnerships whose shares (or units) are listed and traded on a U.S. securities exchange, just like common stock. To qualify for tax treatment as a partnership, an MLP must receive at least 90% of its income from qualifying sources such as natural resource activities. Natural resource activities include the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner, which is generally a major energy company, investment fund or the management of the MLP, typically controls the MLP through a 2% general partner equity interest in the MLP plus common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.
MLPs are typically structured such that common units have first priority to receive quarterly cash distributions up to an established minimum quarterly dividend (“MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD, but subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which maximizes value to unit holders. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where the general partner is receiving 50% of every incremental dollar paid to common and subordinated unit holders. By providing for incentive distributions the general partner is encouraged to streamline costs and acquire assets in order to grow the partnership, increase the partnership’s cash flow, and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.
MLP I-Shares
I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. I-Shares are traded on the New York Stock Exchange (“NYSE”) and the NYSE AMEX. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. i-units generally receive no allocations of income, gain, loss or deduction unless and until the MLP is liquidated. In addition, rather than receiving cash distributions, the MLP affiliate receives additional i-units based on a formula. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates’ receipt of i-units, rather than cash distributions. Distributions of additional i-units and of additional I-Shares generally are not taxable events for the MLP affiliate and the holder of the I-Shares, respectively. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units.
Energy Infrastructure Companies
Companies engaged in the energy infrastructure sector principally include publicly-traded MLPs and limited liability companies taxed as partnerships, MLP affiliates, Canadian income trusts and their successor companies, pipeline companies, utilities, and other companies that derive a substantial portion of their revenues from operating or providing services in support of infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries (collectively, “Energy Infrastructure Companies”).
Energy Infrastructure Companies may be directly affected by energy commodity prices, especially those Energy Infrastructure Companies which own the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems.
A decrease in the production or availability of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of Energy Infrastructure Companies. In addition, Energy Infrastructure Companies engaged in the production of natural gas, natural gas liquids, crude oil, refined petroleum products or coal are subject to the risk that their commodity reserves naturally deplete over time.
Energy Infrastructure Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Infrastructure Companies.
Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact Energy Infrastructure Companies.
Other Investment Companies
Subject to applicable statutory and regulatory limitations, a fund may invest in shares of other investment companies, including shares of other mutual funds, closed-end funds, and unregistered investment companies. Pursuant to an exemptive order obtained from the SEC or under a statutory exemption or an exemptive rule adopted by the SEC, a fund may invest in other investment companies beyond the statutory limits prescribed by the 1940 Act. The SEC recently adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, among other things, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits and the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act. Rule 12d1-4, which was effective on January 19, 2021, permits a fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters is effective on January 19, 2022. After such time, an investment company will no longer be able to rely on the aforementioned exemptive orders and no-action letters, and will be subject instead to Rule 12d1-4 and other applicable rules under Section 12(d)(1).
Investments in other investment companies are subject to the risk of the securities in which those investment companies invest. In addition, to the extent a fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of a fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.
Certain sub-advisers have received an exemptive order from the SEC permitting funds that are sub-advised by the sub-adviser to invest in affiliated registered money market funds and ETFs, and in an affiliated private investment company; provided however, that, among other limitations, in all cases the fund’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of its total assets at any time.
Exchange-Traded Funds (“ETFs”)
ETFs are typically registered investment companies whose securities are traded over an exchange at their market price. ETFs generally represent a portfolio of securities designed to track a particular market index or other group of securities. Other ETFs are actively managed and seek to achieve a stated objective by investing in a portfolio of securities and other assets. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although the potential lack of liquidity of an ETF could result in it being more volatile. There is also a risk that the general level of securities prices may decline, thereby adversely affecting the value of ETFs invested in by a fund. Moreover, a fund’s investments in index-based ETFs may not exactly match the performance of a direct investment in the respective indices or portfolios of securities to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Additionally, ETFs have management fees which increase their costs.
Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day, bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. However, the funds held by index-based ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of index based ETFs tend to closely track the actual net asset value of the underlying portfolios and a fund will generally gain or lose value depending on the performance of the index. However, gains or losses on a fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. A fund may invest in ETFs that are actively managed. Actively managed ETFs do not have the transparency of index-based ETFs, and also therefore, are more likely to trade at a discount or premium to actual net asset values.
Exchange-Traded Notes (“ETNs”)
ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected. ETNs are not registered or regulated as investment companies under the 1940 Act.
The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.
Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.
There may be restrictions on a fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested. The timing and character of income and gains derived from ETNs is under consideration by the U.S. Treasury and Internal Revenue Service (the “IRS”) and may also be affected by future legislation.

Dollar Roll Transactions
“Dollar roll” transactions consist of the sale by a fund to a bank or broker-dealer (the “counterparty”) of Ginnie Mae certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.
A fund will not use such transactions for leveraging purposes and will segregate liquid assets in an amount sufficient to meet its purchase obligations under the transactions.
The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund’s right to purchase from the counterparty might be restricted. In addition, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical, security to a fund, the security that the fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds the transaction costs.
Short Sales
In short selling transactions, a fund sells a security it does not own in anticipation that the price of the security will decline. The fund must borrow the same security and deliver it to the buyer to complete the sale. The fund will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the fund must replace the borrowed security. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, possible losses from short sales may, theoretically, be unlimited (e.g., if the price of a stock sold short rises) and a fund may be unable to replace a borrowed security sold short. A fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions.
Short sales also involve other costs. A fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities. A fund secures its obligation to replace the borrowed security by depositing collateral with the lender or its custodian or qualified sub-custodian, usually in cash, U.S. government securities or other liquid securities similar to those borrowed. All short sales will be fully collateralized.
A fund may sell securities “short against the box.” In short sales “against the box,” the fund, at all times when the short position is open, owns an equal amount of the securities sold short or has the right to obtain, at no added cost, securities identical to those sold short. When selling short against the box, if the price of such securities were to increase rather than decrease, the fund would forgo the potential realization of the increased value of the shares sold short.
International Agency Obligations
Bonds, notes or Eurobonds of international agencies include securities issued by the Asian Development Bank, the European Economic Community, and the European Investment Bank. A fund may also purchase obligations of the International Bank for Reconstruction and Development which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the U.S.
When-Issued, Delayed Settlement and Forward Delivery Securities
Securities may be purchased and sold on a “when-issued,” “delayed settlement” or “forward (delayed) delivery” basis. “When-issued” or “forward delivery” refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due.
A fund may engage in when-issued or forward delivery transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a fund engages in when-issued or forward delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage (although leverage may result).
“Delayed settlement” is a term used to describe settlement of a securities transaction in the secondary market that will occur sometime in the future. No payment or delivery is made by a fund until it receives payment or delivery from the other party to any of the above transactions. A fund will segregate with its custodian cash, U.S. government securities or other liquid assets at least equal to the value or purchase commitments (alternatively, liquid assets may be earmarked on the fund’s records) until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a fund may earn income on securities it has segregated to collateralize its delayed delivery purchases.
New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

At the time of settlement, the market value and/or the yield of the security may be more or less than the purchase price. A fund bears the risk of such market value fluctuations. These transactions also involve the risk that the other party to the transaction may defaults on its obligation to make payment or delivery. As a result, a fund may be delayed or prevented from completing the transaction and may incur additional costs as a consequence of the delay.
Additional Information
Temporary Defensive Position
At times a fund’s sub-adviser may judge that conditions in the securities markets make pursuing the fund’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, a sub-adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the fund’s assets. In implementing these defensive strategies, a fund may invest without limit in securities that a sub-adviser believes present less risk to a fund, including equity securities, debt and fixed income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, CDs, demand and time deposits, bankers’ acceptance or other securities a sub-adviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. During periods in which such strategies are used, the duration of a fund may diverge from the duration range for that fund disclosed in its prospectus (if applicable). It is impossible to predict when, or for how long, a fund will use these alternative strategies. As a result of using these alternative strategies, a fund may not achieve its investment objective.
Borrowings
A fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns.
When a fund invests borrowing proceeds in other securities, the fund will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that a fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the fund’s return.
A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. This could adversely affect the portfolio managers’ strategy and result in lower fund returns. Interest on any borrowings will be a fund expense and will reduce the value of a fund’s shares.
A fund may borrow on a secured or on an unsecured basis. If a fund enters into a secured borrowing arrangement, a portion of the fund’s assets will be used as collateral. During the term of the borrowing, the fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, a fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the portfolio managers’ strategy and result in lower fund returns. The fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in a fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.
The 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund Lending
To satisfy redemption requests or to cover unanticipated cash shortfalls, a fund may enter into lending agreements (“Interfund Lending Agreements”) under which the fund would lend money and borrow money for temporary purposes directly to and from another Transamerica fund through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to TAM and the Trust permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the fund otherwise would invest in repurchase agreements or other short-term instruments.
If a fund has outstanding borrowings, any Interfund Loans to the fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.
A fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Transamerica fund, the fund’s interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the fund may borrow through the credit facility on a secured basis only. A fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 33 1∕3% of its total assets.
No fund may lend to another fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund’s net assets at the time of the loan. A fund’s Interfund Loans to any one fund shall not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.
The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at higher rates (if such borrowing is available) or sell securities at a loss if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.
Reverse Repurchase Agreements
A reverse repurchase agreement has the characteristics of a secured borrowing and creates leverage. In a reverse repurchase transaction, a fund sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, a fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash. During the term of the transaction, a fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.
A fund may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in its prospectus or this SAI, a fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns.
During the term of the transaction, a fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When a fund reinvests the proceeds of a reverse repurchase agreement in other securities, the fund will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to satisfy the fund’s obligations under the reverse repurchase agreement. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. This could also result in the fund having to dispose of investments at inopportune times and at disadvantageous amounts. In addition, if a fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the fund’s return.
When a fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in a fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.
In addition, a fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the portfolio managers’ strategy and result in losses. At the time a fund enters into a reverse repurchase agreement, the fund is required to set aside or earmark on its books cash or other appropriate liquid securities in the amount of the fund’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect a fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.
Lending
Consistent with applicable regulatory requirements and the limitations as set forth in each fund's investment restrictions and policies, a fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. Loans of securities will be secured continuously by collateral in cash or U.S. government or agency securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received by a fund will be invested in high quality short-term instruments, or in one or more funds maintained by the lending agent for the purpose of investing cash collateral. During the term of the loan, a fund will continue to have investment risk with respect to the security loaned, as well as risk with respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, will receive any income generated by the fund’s investment of the collateral (subject to a rebate payable to the borrower and a percentage of the income payable to the lending agent). Where the borrower provides a fund with collateral other than cash, the borrower is also obligated to pay the fund a fee for use of the borrowed securities. A fund does not have the right to vote any securities having voting rights during the existence of the loan, but would retain the right to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. In addition, a fund could suffer loss if the loan terminates and the fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer.
Voluntary Actions
From time to time, a fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a fund, and the acquisition is determined to be beneficial to fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this section or any percentage investment limitation of the 1940 Act or rules thereunder, if a fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, after announcement of the offering, but prior to the receipt of the securities or instruments, the fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.
Cybersecurity
With the increased use of technologies such as the Internet to conduct business, a fund is susceptible to operational, information security and related risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund’s investment adviser, sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While a fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been adequately identified or prepared for. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the fund or its shareholders. Cybersecurity risks may also impact issuers of securities in which the fund invests, which may cause the fund’s investments in such issuers to lose value. A fund and its shareholders could be negatively impacted as a result.
Portfolio Turnover
Portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities held during the year.
Changes in security holdings are made by a fund’s investment manager or sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or developments not foreseen at the time of the investment decision.
The investment manager or a sub-adviser may engage in a significant number of short-term transactions if such investing serves a fund’s objective. The rate of portfolio turnover will not be a limiting factor when such short-term investing is considered appropriate. Increased turnover results in higher brokerage costs or mark-up charges for a fund; these charges are ultimately borne by the shareholders.
In computing the portfolio turnover rate, securities whose maturities or expiration dates at the time of acquisition are one year or less are excluded. Subject to this exclusion, the turnover rate for a fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of portfolio securities owned by the fund during the fiscal year.
There are no fixed limitations regarding the portfolio turnover rates of the funds. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Higher turnover rates tend to result in higher brokerage fees. Securities initially satisfying the basic policies and objective of a fund may be disposed of when they are no longer deemed suitable.
The following funds had a significant variation in their portfolio turnover rates over the fiscal years ended October 31, 2019 and October 31, 2020:
Transamerica Capital Growth had increased trading in 2019, leading to a higher turnover rate for that year.

Transamerica Event Driven had decreased trading in 2019, leading to lower turnover rates for that year.
Transamerica High Yield Muni had decreased trading in 2019, leading to a lower turnover rate for that year.
Transamerica Mid Cap Growth underwent a sub-adviser change on November 30, 2018, leading to a higher turnover rate in 2019.
Transamerica Small Cap Value underwent a sub-adviser change on November 1, 2018, leading to a higher turnover rate in 2019.
Historical turnover rates are included in the Financial Highlights tables in the prospectuses.
Disclosure of Portfolio Holdings
It is the policy of the funds to protect the confidentiality of their portfolio holdings and prevent the selective disclosure of non-public information about portfolio holdings. The funds’ service providers are required to comply with this policy. No non-public information concerning the portfolio holdings of the funds may be disclosed to any unaffiliated third party, except as provided below. The Board has adopted formal procedures governing compliance with these policies.
The funds believe the policy is in the best interests of each fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about the funds’ portfolio holdings and the need to protect the funds from potentially harmful disclosures. Any conflicts of interest between the interests of fund shareholders and those of TAM or its affiliates are addressed in a manner that places the interests of fund shareholders first.
Information concerning the funds’ holdings is available via the funds’ website at: www.transamerica.com/investments/mutual-funds. The funds generally make publicly available their complete portfolio holdings no sooner than 15 days after month-end. Such information generally remains on the website for 6 months, or as otherwise consistent with applicable regulations.
The funds’ semi-annual reports and annual reports contain a complete listing of each fund’s holdings as of the end of the fund’s second and fourth fiscal quarters. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov. Each fiscal quarter, each non-money market fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT”, with quarter-end disclosures being made public 60 days after the end of each fiscal quarter.
Transamerica Government Money Market files monthly a schedule of portfolio holdings with the SEC on Form N-MFP. The information filed on Form N-MFP is made available to the public by the SEC 60 days after the end of the month to which the information pertains. A schedule of portfolio holdings for Transamerica Government Money Market is posted each month to the fund’s website in accordance with Rule 2a-7(c)(12) under the 1940 Act. The Form N-PORT and Form N-MFP reports are also available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.
In addition, the funds may release via the funds’ website at www.transamerica.com/investments/mutual-funds the following information concerning a fund before disclosure of the fund’s full portfolio holdings is made publicly available:
•
Top Ten Holdings – A fund’s top ten holdings and the total percentage of the fund such aggregate holdings represent.
•
Sector Holdings – A fund’s sector information and the total percentage of the fund held in each sector.
•
Other Portfolio Characteristic Data – Any other analytical data with respect to a fund that does not identify any specific portfolio holding.
•
Funds of ETFs and Funds of Funds – For any fund whose investments (other than cash alternatives) consist solely of shares of ETFs and/or other Funds, no sooner than 10 days after the end of a month the names of the ETFs or Funds held as of the end of that month and the percentage of the fund’s net assets held in each ETF or Fund as of the end of that month.
Mutual fund rating and ranking organizations such as FactSet, Lipper, Inc. and Morningstar, Inc., or consultants and/or other financial industry institutions such as Bloomberg L.P., and eVestment may request a complete list of non-public portfolio holdings in order to rank or rate a fund or to assess the risks of a fund or otherwise and/or to produce related performance attribution statistics. Similarly, an intermediary may be provided with non-public portfolio holdings in order to allow the intermediary to prepare the portfolio holdings information for shareholders on a timely basis. Portfolio holdings information released to these parties is the same portfolio holdings posted to the funds’ website each month and is subject to the guidelines discussed below. Pursuant to the policy, TAM may disclose a complete list of each fund’s holdings to any person on a monthly basis after the holdings are posted to the funds’ website, usually 15 days after month-end.
The funds may also from time to time provide or make available to third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of the fund’s holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of the fund’s holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country, (iv) performance attribution and other summary and statistical information that does not include identification of specific portfolio holdings (prior to such holdings becoming public), and (v) the volatility characteristics of the fund.
TAM’s Operational Risk Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any fund prior to such fund’s public disclosure of its portfolio holdings and (ii) TAM has made a good faith determination that the requested information is not material given the particular facts and circumstances. TAM may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.
Disclosure of non-public portfolio holdings information for a fund may only be provided pursuant to the guidelines below.
- Non-public portfolio holdings information may be provided at any time (and as frequently as daily) to the funds’ service providers, counterparties, and others who generally need access to such information in the performance of their contractual duties and responsibilities providing services to a fund for a legitimate business purpose, where such vendor or service provider is subject to a duty of confidentiality, including a duty to prohibit the vendor from sharing non-public information with an unauthorized source or trading upon any non-public information provided by TAM on behalf of a fund. These entities, parties, and persons include, but are not limited to: TAM, the sub-advisers, custodian, administrator, sub-administrator, transfer agent, sub-transfer agent, executing broker-dealers/counterparties in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities, research and analytics providers, securities lending agent, financial printer, banks, proxy voting services, pricing service vendors, regulatory authorities, independent public accountants, attorneys, and the funds’ officers and trustees, subject to a duty of confidentiality with respect to any portfolio holdings information. In addition, certain of the funds’ sub-advisers utilize middle- and back-office providers to fulfill their contractual duties and responsibilities to the funds. The disclosure of non-public portfolio holdings information to such third parties generally will be subject to a requirement, by explicit agreement or by virtue of their respective duties to the funds, that those third parties maintain the confidentiality of such information.
- TAM receives non-public portfolio holdings information to assist in the selection of underlying funds for certain Transamerica asset allocation funds.
- Non-public portfolio holdings information for certain funds may be disclosed to the risk assessment department of Transamerica insurance companies solely to allow them to hedge their obligations under variable annuity and life products. Each applicable Transamerica insurance company has signed a confidentiality agreement.
- A fund may provide non-public portfolio holdings information to (i) third parties that calculate information derived from portfolio holdings for use by TAM, a sub-adviser, or their affiliates, and (ii) an investment adviser or sub-adviser, trustee, or their agents to whom portfolio holdings are disclosed for due diligence purposes or in anticipation of a potential merger involving a fund. Each individual request is reviewed by TAM’s Operational Risk Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the applicable fund(s). Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that (a) the portfolio holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. TAM relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to a fund.
- In addition to those set out above, as of June 30, 2021, the following entities receive information about the funds’ securities pursuant to an ongoing arrangement with the funds in connection with services provided to the funds:

Recipient	Purpose	Frequency
Bloomberg LP	Statistical ranking, rating, and/or performance attribution analysis	Daily
Broadridge	Print vendor for shareholder documents, proxy solicitor/tabulator, 15(c) analysis	Daily
CAPIS	Trade execution analysis	Daily
eVestment Alliance, LLC	Institutional sales and RFP opportunities	Quarterly
FactSet	Statistical ranking, rating, and/or performance attribution analysis	Daily
FXTransparency	Trade execution analysis	Daily
Glass Lewis & Co.	Proxy voting services	Quarterly
Globe Tax Services, Inc.	ECJ foreign tax reclaim services	As necessary
Grant Thornton Pakistan	Provide tax services for market in Pakistan	As necessary
IDC	Pricing	As necessary
Investment Company Institute	Holdings Information on Form N-PORT	Quarterly
KPMG Taiwan	Provide tax services for market in Taiwan	As necessary
Lipper, Inc.	Statistical ranking, rating, and/or performance attribution analysis	Quarterly
Markit North America	Pricing	As necessary
Morningstar LLC	Statistical ranking, rating, and/or performance attribution analysis	Daily
PricewaterhouseCoopers Private Limited	Provide tax services for market in India	As necessary

Refinitiv US LLC	Pricing	As necessary
R.R. Donnelly	Financial reporting	Monthly
Schwab CT	Code of Ethics monitoring	Daily
truView	Risk and liquidity management analytics	Daily
TAM, its affiliates, the funds, the funds’ sub-advisers and the funds’ other service providers will not enter into any arrangements from which they derive compensation for the disclosure of non-public portfolio holdings information.
Subject to such departures as TAM believes reasonable and consistent with reasonably protecting the confidentiality of the portfolio holding information, each confidentiality agreement should provide that, among other things: the portfolio holding information is the confidential property of the funds (and their service providers, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement. The recipient of the portfolio holding information agrees to limit access to the portfolio holding information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio holding information and (2) subject to a duty of confidentiality, including duties not to share the non-public information with an unauthorized source and not to trade on non-public information. Upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio holding information.
The funds (or their authorized service providers) may disclose portfolio holding information before its public disclosure based on the criteria described above. The frequency with which such information may be disclosed, and the length of the lag, if any, between the disclosure date of the information and the date on which the information is publicly disclosed, varies based on the terms of the applicable confidentiality agreement. The funds currently provide portfolio holding information to the third parties listed herein at the stated frequency as part of ongoing arrangements that include the release of portfolio holding information in accordance with the policy.
The Trust’s Chief Compliance Officer (“CCO”) or his/her delegate may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holding information or waive certain requirements. Any exceptions to the policy must be consistent with the purposes of the policy. The CCO reports to the Board material compliance violations of the funds’ policies and procedures on disclosure of portfolio holdings.
In addition, separate account and unregistered product clients of TAM, the sub-advisers of the funds, or their respective affiliates generally have access to information regarding the portfolio holdings of their own accounts. Prospective clients may also have access to representative portfolio holdings. These clients and prospective clients are not subject to the portfolio holdings disclosure policies described above. Some of these separate accounts and unregistered product clients have substantially similar or identical investment objectives and strategies to certain funds, and therefore may have substantially similar or nearly identical portfolio holdings as those funds.
Certain information in the above section may not apply to all of the funds managed by TAM.
There can be no assurance that the funds’ policy with respect to disclosure of portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.
Commodity Exchange Act Registration
The funds are operated by the Investment Manager pursuant to an exclusion from registration as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”), and therefore, are not subject to registration or regulation with respect to such funds under the CEA. The funds are limited in their ability to enter into commodity interests positions subject to CFTC jurisdiction.
Management of the Trust
Each of the funds is supervised by the Board.
Board Members and Officers
The members of the Board (“Board Members”) and executive officers of the Trust are listed below.
“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”
The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of each fund by its officers. The Board also reviews the management of each fund’s assets by the investment manager and its respective sub-adviser.

The funds are among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); (iii) Transamerica ETF Trust (“TET”); and (iv) Transamerica Asset Allocation Variable Funds (“TAAVF”). The Transamerica Fund Family consists of 120 funds as of the date of this SAI. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.
The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, Colorado 80202.
The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.
Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS
Marijn P. Smit (47)	Chairman of the Board, President and Chief Executive Officer	Since 2014
Chairman of the Board, President and Chief
Executive Officer, TF, TST and TAAVF
(2014 – present);
Chairman of the Board, President and Chief
Executive Officer, TET (2017 – present);
Chairman of the Board, President and Chief
Executive Officer, Transamerica Partners
Portfolio (“TPP”), Transamerica Partners
Funds Group (“TPFG”) and Transamerica
Partners Funds Group II (“TPFG II”) (2014
– 2018);
Director, Chairman of the Board, President
and Chief Executive Officer, Transamerica
Asset Management, Inc. (“TAM”) and
Transamerica Fund Services, Inc. (“TFS”)
(2014 – present);
Senior Vice President, Transamerica
Retirement Solutions LLC (2012 - present);
Trust Officer, Massachusetts Fidelity Trust
Company (2014 - 2021);
President, Investment Solutions,
Transamerica Investments & Retirement
(2014 – 2016);
Vice President, Transamerica Life Insurance
Company (2010 – 2016);
Vice President, Transamerica Premier Life
Insurance Company (2010 – 2016);
Senior Vice President, Transamerica
Financial Life Insurance Company (2013 –
2016);
Senior Vice President, Transamerica
Retirement Advisors, Inc. (2013 – 2016)
and President and Director, Transamerica
Stable Value Solutions, Inc. (2010 – 2016).
				120	Director, Massachusetts Fidelity Trust Company (2014 - 2021); Director, Aegon Global Funds (2016 - present)
Alan F. Warrick (72)	Board Member	Since 2012	Board Member, TF, TST and TAAVF (2012 – present); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	115	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (69)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST and TAAVF (2008 – present); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	115	Big 5 Sporting Goods (2002 – present); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill	Lead Independent	Since 2002	Principal, Advisor Network Solutions, LLC	115	Ameris Bancorp (2013 –

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS—continued
Leo J. Hill (continued)(65)	Board Member
(business consulting) (2006 – present);
Board Member, TST (2001 – present);
Board Member, TF (2002 – present);
Board Member, TAAVF (2007 – present);
Board Member, TPP, TPFG and TPFG II
(2007 – 2018);
Market President, Nations Bank of Sun
Coast Florida (1998 – 1999);
Chairman, President and Chief Executive
Officer, Barnett Banks of Treasure Coast
Florida (1994 – 1998);
Executive Vice President and Senior Credit
Officer, Barnett Banks of Jacksonville,
Florida (1991 – 1994);
and Senior Vice President and Senior Loan
Administration Officer, Wachovia Bank of
Georgia (1976 – 1991).
					present); Ameris Bank (2013 – present)
David W. Jennings (74)	Board Member	Since 2009	Board Member, TF, TST and TAAVF (2009 – present); Board Member, TPP, TPFG and TPFG II (2009 – 2018); Managing Director, Hilton Capital Management, LLC (2010 – present).	115	N/A
Fredric A. Nelson III (64)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	115	N/A
John E. Pelletier (57)	Board Member	Since 2017
Board Member, TF, TST and TAAVF (2017
– present);
Board Member, TPP, TPFG and TPFG II
(2017 – 2018);
Director, Center for Financial Literacy,
Champlain College (2010 – present);
Co-Chair, Vermont Financial Literacy
Commission with Vermont State Treasurer
(2015 – 2018);
Chairman, Vermont Universal Children’s
Higher Education Savings Account Program
Advisory Committee (2015 – 2021);
Founder and Principal, Sterling Valley
Consulting LLC (a financial services
consulting firm) (2009 – 2017);
Independent Director, The Sentinel Funds
and Sentinel Variable Products Trust (2013 –
2017);
Chief Legal Officer, Eaton Vance Corp.
(2007 – 2008);
and Executive Vice President and Chief
Operating Officer (2004 - 2007), General
Counsel (1997 – 2004), Natixis Global
				115	N/A

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS—continued
John E. Pelletier (continued)			Associates.
Patricia L. Sawyer (71)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – present); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	115	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (69)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present); Board Member, TAAVF (2007 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).	115
Board Member,
Operation PAR, Inc.
(non-profit organization)
(2008 – present);
Board Member, Boley
PAR, Inc. (non-profit
organization) (2016 -
present)
Board Member,
Remember Honor
Support, Inc. (non-profit
organization)
(2013 - 2020);
Board Member, WRH
Income Properties, Inc.
(real estate) (2014 -
present)

*
Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.
Officers
The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.
Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (47)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Christopher A. Staples, CFA (50)	Vice President and Chief Investment Officer, Advisory Services	Since 2005
Vice President and Chief Investment Officer, Advisory Services,
TF and TST (2007 – present);
Vice President and Chief Investment Officer, TET (2017 –
present);
Vice President and Chief Investment Officer, Advisory Services,
TAAVF (2007 – present);
Vice President and Chief Investment Officer, Advisory Services,
TPP, TPFG and TPFG II (2007 – 2018);
Director (2005 – 2019), Senior Vice President (2006 – present),
Senior Director, Investments (2016 – present), Chief Investment
Officer, Advisory Services (2012 – 2016) and Lead Portfolio
Manager (2007 – present), TAM;
Director, TFS (2005 – 2019);
Trust Officer, Massachusetts Fidelity Trust Company (2010 -
present);
Registered Representative (2007 – 2016), Transamerica Capital,
Inc. (“TCI”);

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)			and Registered Representative, TFA (2005 – present).
Thomas R. Wald, CFA (60)	Vice President and Chief Investment Officer	Since 2014
Chief Investment Officer, TF, TST and TAAVF (2014 – present);
TET (2017 – present);
Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);
Director (2017 – 2020), Akaan Transamerica, S.A. de C.V.,
Sociedad Operadora de Fondos de Inversión;
Chief Investment Officer, Transamerica Investments & Retirement
(2014 – 2020);
Senior Vice President and Chief Investment Officer, TAM (2014 –
present);
Director, TFS (2019 - present); and
Trust Officer, Massachusetts Fidelity Trust Company (2015 -
present).

Vincent J. Toner (51)	Vice President and Treasurer	Since 2014
Vice President and Treasurer, TF, TST and TAAVF (2014 –
present), Vice President and Treasurer (2017 – present), Vice
President, Principal Financial Officer and Treasurer (2020 –
present), TET;
Vice President and Treasurer, TPP, TPFG and TPFG II (2014 –
2018);
Vice President (2016 – present), Treasurer (2016 – 2019), Vice
President, Administration and Treasurer (2014 – 2016), TAM;
Vice President, Administration and Treasurer (2014 – 2019),
Senior Vice President (2019 – present), TFS;
Vice President (2016 – present), TCI;
and Trust Officer (2015 – present), Massachusetts Fidelity Trust
Company.

Francine J. Rosenberger (53)	Chief Compliance Officer	Since 2019
Chief Compliance Officer, TF, TST, TET and TAAVF (2019 –
present);
Derivatives Risk Manager, TF, TST and TAAVF (2021 – present);
Chief Compliance Officer (2019 – present), TAM;
and General Counsel, Corporate Secretary and Fund Chief
Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Molly Possehl (43)	Anti-Money Laundering Officer	Since 2019
Anti-Money Laundering Officer, TF, TST, TET and TAAVF (2019
– present);
Assistant General Counsel, Transamerica Life Insurance
Company/Aegon USA (2013 – present);
and Anti-Money Laundering Compliance Officer and Fraud
Officer, Transamerica Life Insurance Company/Aegon USA (2015
– present).

Erin D. Nelson (44)	Chief Legal Officer and Secretary	Since 2019
Chief Legal Officer and Secretary, TF, TST, TET and TAAVF
(2019 – present);
Assistant General Counsel II and Assistant Secretary, TAM (2019 –
present);
Assistant Secretary (2019 – present), TFS;
and Senior Vice President and Chief Compliance Officer, ALPS
Advisors, Inc. (2015 – 2019).

Kathryn L. Petty (44)	Assistant Treasurer	Since 2021	Assistant Treasurer, TF, TST and TAAVF (2021 – present); and Senior Manager, Fund Administration, TAM (2014 – 2021).
Timothy Bresnahan (52)	Assistant Secretary	Since 2020	Assistant Secretary, TF, TST and TAAVF (2020 – present); Assistant Secretary (2019 – present), Secretary (2019), TET; and Senior Counsel, TAM (2008 – present).
*
Elected and serves at the pleasure of the Board of the Trust.
If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.
Each of the Board Members, other than Mr. Jennings, Mr. Nelson, Mr. Pelletier, Mr. Smit and Mr. Warrick, previously served as a trustee or director of the TAM, Diversified or Premier fund family, and each Board Member was thus initially selected by the board of the applicable predecessor fund family. In connection with the consolidation of all “manager of managers” investment advisory services within Transamerica in 2007, a single board was established to oversee the TAM and Diversified fund families, and each of the Board Members, other than Ms. Bane, Mr. Jennings, Mr. Nelson, Mr. Pelletier, Mr. Smit and Mr. Warrick, joined the Board at that time. The Board was established with a view both to ensuring continuity of representation by board members of the TAM and Diversified fund families on the

Board and in order to establish a Board with experience in and focused on overseeing various types of funds, which experience would be further developed and enhanced over time. Ms. Bane joined the Board in 2008 when the Premier fund family was consolidated into the Transamerica Fund Family. Mr. Jennings joined the Board in 2009. Mr. Warrick joined the Board in 2012. Mr. Smit joined the Board in 2014. Mr. Nelson and Mr. Pelletier both joined the Board in 2017.
The Board believes that each Board Member’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Board Members’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with TAM, the sub-advisers, other services providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: his or her character and integrity; such person’s service as a board member of a predecessor fund family (other than Mr. Jennings, Mr. Nelson, Mr. Pelletier, Mr. Smit and Mr. Warrick); such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Board Member; the fact that such person’s service would be consistent with the requirements of the retirement policies of the Trust; as to each Board Member other than Mr. Smit and Mr. Warrick, his or her status as not being an “interested person” as defined in the 1940 Act; as to Mr. Smit, his status as a representative of TAM; and, as to Mr. Warrick, his former service in various executive positions for certain affiliates of TAM. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Board Member: Ms. Bane, accounting experience and experience as a board member of multiple organizations; Mr. Hill, financial and entrepreneurial experience as an executive, owner and consultant; Mr. Jennings, investment management experience as an executive of investment management organizations and portfolio manager; Mr. Nelson, business experience, securities industry and fund executive experience; Mr. Pelletier, securities industry and fund legal and operations experience, entrepreneurial experience as an executive, owner and consultant, and board experience; Ms. Sawyer, management consulting and board experience; Mr. Waechter, securities industry and fund accounting and fund compliance experience, legal experience and board experience; Mr. Smit, investment management and insurance experience as an executive and leadership roles with TAM and affiliated entities; and Mr. Warrick, financial services industry experience as an executive and consultant with various TAM affiliates and other entities. References to the qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Board Member as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
The Board is responsible for overseeing the management and operations of the funds. Mr. Smit serves as Chairman of the Board. Mr. Smit is an interested person of the funds. Independent Board Members constitute more than 75% of the Board.
The Board currently believes that an interested Chairman is appropriate and is in the best interests of the funds and their shareholders, and that its committees, as further described below, help ensure that the funds have effective and independent governance and oversight. The Board believes that an interested Chairman has a professional interest in the quality of the services provided to the funds and that the Chairman is best equipped to provide oversight of such services on a day-to-day basis because of TAM’s sponsorship of the funds and TAM’s ongoing monitoring of the investment sub-advisers that manage the assets of each fund. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Board Members from management. The Independent Board Members also believe that they can effectively act independently without having an Independent Board Member act as Chairman. Among other reasons, this belief is based on the fact that the Independent Board Members represent over 75% of the Board.
Board Committees
The Board has two standing committees: the Audit Committee and Nominating Committee. Both the Audit Committee and Nominating Committee are chaired by an Independent Board Member and composed of all of the Independent Board Members. In addition, the Board has a Lead Independent Board Member.
The Lead Independent Board Member and the chairs of the Audit and Nominating Committees work with the Chairman to set the agendas for Board and committee meetings. The Lead Independent Board Member also serves as a key point person for dealings between management and the Independent Board Members. Through the funds’ board committees, the Independent Board Members consider and address important matters involving the funds, including those presenting conflicts or potential conflicts of interest for management, and they believe they can act independently and effectively. The Board believes that its leadership structure is appropriate and facilitates the orderly and efficient flow of information to the Independent Board Members from management.
The Audit Committee, among other things, oversees the accounting and reporting policies and practices and internal controls of the Trust, oversees the quality and integrity of the financial statements of the Trust, approves, prior to appointment, the engagement of the Trust’s independent registered public accounting firm, reviews and evaluates the independent registered public accounting firm’s qualifications, independence and performance, and approves the compensation of the independent registered public accounting firm.
The Audit Committee also approves all audit and permissible non-audit services provided to each fund by the independent registered public accounting firm and all permissible non-audit services provided by each fund’s independent registered public accounting firm to TAM and any affiliated service providers if the engagement relates directly to each fund’s operations and financial reporting.
The Nominating Committee is a forum for identifying, considering, selecting and nominating, or recommending for nomination by the Board, candidates to fill vacancies on the Board. The Nominating Committee may consider diversity in identifying potential candidates, including differences of viewpoint, professional experience and skill, as well as such other individual qualities and attributes as it may deem relevant. The Nominating Committee has not adopted a formal procedure for the implementation, or for assessing the effectiveness, of its policy with regard to the consideration of diversity in identifying potential candidates.
When addressing vacancies, the Nominating Committee sets any necessary standards or qualifications for service on the Board and may consider nominees recommended by any source it deems appropriate, including management and shareholders. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. The Nominating Committee will consider all submissions meeting the applicable requirements stated herein that are received by December 31 of the most recently completed calendar year.
The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote.
Risk Oversight
Through its oversight of the management and operations of the funds, the Board also has a risk oversight function, which includes (without limitation) the following: (i) requesting and reviewing reports on the operations of the funds (such as reports about the performance of the funds); (ii) reviewing compliance reports and approving compliance policies and procedures of the funds and their service providers; (iii) meeting with management to consider areas of risk and to seek assurances that adequate resources are available to address risks; (iv) meeting with service providers, including fund auditors, to review fund activities; and (v) meeting with the Chief Compliance Officer and other officers of the funds and their service providers to receive information about compliance, and risk assessment and management matters. Such oversight is exercised primarily through the Board and its Audit Committee but, on an ad hoc basis, also can be exercised by the Independent Board Members during executive sessions. The Board has emphasized to TAM and the sub-advisers the importance of maintaining vigorous risk management.
The Board recognizes that not all risks that may affect the funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board Members as to risk management matters are typically summaries of the relevant information. Most of the funds' investment management and business affairs are carried out by or through TAM, its affiliates, the sub-advisers and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds' and each other in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations. In addition, some risks may be beyond the reasonable control of the Board, the funds, TAM, its affiliates, the sub-advisers or other service providers.
In addition, it is important to note that each fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Additional Information about the Committees of the Board
Both the Audit Committee and Nominating Committee are composed of all of the Independent Board Members. For the fiscal year ended October 31, 2020, the Audit Committee met 4 times and the Nominating Committee met 3 times.
Trustee Ownership of Equity Securities
The table below gives the dollar range of shares of the funds, as well as the aggregate dollar range of shares of all funds/portfolios in the Transamerica Fund Family, owned by each current Trustee as of December 31, 2020.
Interested Trustees
Fund	Marijn P. Smit	Alan F. Warrick	Sandra N. Bane	Leo J. Hill	David W. Jennings	Fredric A. Nelson III	John E. Pelletier	Patricia L. Sawyer	John W. Waechter
Transamerica Asset Allocation – Conservative Portfolio	None	None	None	None	None	None	None	None	None
Transamerica Asset Allocation – Growth Portfolio	None	None	None	None	None	None	None	None	Over $100,000
Transamerica Asset Allocation – Moderate Growth Portfolio	None	None	None	None	None	None	None	None	Over $100,000
Transamerica Asset Allocation – Moderate Portfolio	None	None	None	None	None	None	None	None	None
Transamerica Bond	None	None	None	$50,001 – $100,000	None	None	Over $100,000	None	$10,001 – $50,000
Transamerica Capital Growth	None	None	None	$50,001 – $100,000	None	$50,001 – $100,000	None	None	None
Transamerica Core Bond	None	None	None	None	None	None	None	None	None
Transamerica Emerging Markets Debt	None	None	None	None	None	None	None	None	None
Transamerica Emerging Markets Opportunities	None	None	None	None	None	None	None	None	None
Transamerica Energy Infrastructure	None	None	None	None	None	None	None	None	None
Transamerica Event Driven	None	None	None	None	None	None	None	None	None
Transamerica Floating Rate	None	None	None	None	None	None	None	None	None
Transamerica Global Equity	None	None	None	None	None	None	None	None	$50,001 – $100,000
Transamerica Government Money Market	None	None	None	None	None	None	None	None	None
Transamerica High Yield Bond	$10,001 – $50,000	None	None	None	None	None	None	$10,001 – $50,000	None
Transamerica High Yield ESG	None	None	None	None	None	None	None	None	None
Transamerica High Yield Muni	None	None	None	None	None	None	None	None	None
Transamerica Inflation Opportunities	None	None	None	None	None	None	None	$10,001 – $50,000	None
Transamerica Intermediate Bond	None	None	None	None	None	None	None	None	None
Transamerica Intermediate Muni	None	None	None	None	None	None	None	None	None
Transamerica International Equity	Over $100,000	None	None	None	None	None	None	None	None
Transamerica International Growth	None	None	None	None	None	None	None	None	None
Transamerica International Small Cap Value	None	None	None	None	None	None	$10,001 – $50,000	None	None
Transamerica International Stock	None	None	None	None	None	None	None	None	None
Transamerica Large Cap Value	None	None	None	None	None	None	None	$10,001 – $50,000	None
Transamerica Large Growth	None	None	None	None	None	None	None	None	None
Transamerica Mid Cap Growth	None	None	None	None	None	None	None	$10,001 – $50,000	None

Interested Trustees
Fund	Marijn P. Smit	Alan F. Warrick	Sandra N. Bane	Leo J. Hill	David W. Jennings	Fredric A. Nelson III	John E. Pelletier	Patricia L. Sawyer	John W. Waechter
Transamerica Mid Cap Value	None	None	None	None	None	None	None	None	None
Transamerica Mid Cap Value Opportunities	$10,001 – $50,000	None	None	None	None	None	$10,001 – $50,000	None	None
Transamerica Multi-Asset Income	None	None	None	None	None	None	None	None	None
Transamerica Multi-Managed Balanced	None	None	None	$10,001 – $50,000	None	None	Over $100,000	None	None
Transamerica Short-Term Bond	None	None	None	None	None	None	Over $100,000	None	None
Transamerica Small Cap Growth	None	None	None	None	None	None	None	$10,001 – $50,000	None
Transamerica Small Cap Value	None	None	None	None	None	None	$10,001 – $50,000	None	None
Transamerica Small/Mid Cap Value	None	None	None	None	None	None	$10,001 – $50,000	$10,001 – $50,000	None
Transamerica Sustainable Bond	None	None	None	None	None	None	None	None	None
Transamerica Sustainable Equity Income	None	None	None	None	None	None	None	None	None
Transamerica Total Return	None	None	None	None	None	None	None	None	None
Transamerica Unconstrained Bond	None	None	None	None	None	None	None	None	None
Transamerica US Growth	None	None	None	None	None	None	None	$10,001 – $50,000	None

Transamerica Fund Family
Trustee	Aggregate Dollar Range of Equity Securities
Interested Trustees
Marijn P. Smit	Over $100,000
Alan F. Warrick	None
Independent Trustees
Sandra N. Bane	None
Leo J. Hill	Over $100,000
David W. Jennings	None
Fredric A. Nelson III	$50,001 - $100,000
John E. Pelletier	Over $100,000
Patricia L. Sawyer	Over $100,000
John W. Waechter	Over $100,000
As of December 31, 2020, none of the Independent Board Members or their immediate family members owned beneficially or of record any securities of the Investment Manager, sub-advisers or Distributor of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Manager, sub-advisers or Distributor of the funds.
Trustee Compensation
As of January 1, 2021, the Independent Board Members receive a base retainer of $330,000 from the funds/portfolios of Transamerica Funds, TST and TAAVF.
The Trust pays a pro rata share of these fees allocable to each series of the Trust based on the relative assets of the series.
As of January 1, 2021, the Lead Independent Trustee of the Board receives an additional retainer of $63,000 per year. The Audit Committee Chairperson receives an additional retainer of $28,000 per year and the Nominating Committee Chairperson receives an additional retainer of $15,000 per year. The Trust also pays a pro rata share allocable to each series of Transamerica Funds based on the relative assets of the series for the Lead Independent Trustee, Audit Committee Chairperson and Nominating Committee Chairperson retainers.
Any fees and expenses paid to an Interested Board Member and officers are paid by TAM or an affiliate and not by the Trust or any series, except that the compensation of the Chief Compliance Officer is paid as provided in the next sentence. A portion of the compensation of the Chief Compliance Officer is paid by TAM or an affiliate; the remaining portion is allocated ratably, based on relative net assets, among the mutual funds and ETFs sponsored by TAM, including the series of the Trust.
Under a non‐qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”)1, available to the Board Members, compensation may be deferred that would otherwise be payable by each series of the Trust to an Independent Board Member on a current basis for services rendered as Board Member. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by TAM, as elected by the Board Member. The liability of each series of the Trust for these amounts is adjusted for market value changes in the elected investment fund(s) and remains a liability to the series until distributed in accordance with the Deferred Compensation Plan.
Amounts deferred and accrued under the Deferred Compensation Plan are unfunded and unsecured claims against the general assets of the Trust.
1 The Board of Trustees has approved the termination of the Deferred Compensation Plan. Payments will be made to applicable current and former Board Members consistent with Section 409A of the Code.
Compensation Table
The following table provides compensation amounts paid by the funds to the Independent Trustees for the fiscal year ended October 31, 2020. Interested Trustees are not compensated by the funds. Messrs. Smit and Warrick are compensated for their Board service by TAM or an affiliate of TAM.
Name of Person, Position	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Funds Expenses(a)	Estimated Annual Benefits Upon Retirement(a)	Total Compensation from the Transamerica Fund Family (including the Trust)(b)
Sandra N. Bane, Trustee	$122,938	N/A	N/A	$331,000
Leo J. Hill, Trustee	$145,739	N/A	N/A	$392,400
David W. Jennings, Trustee	$122,938	N/A	N/A	$331,000
Fredric A. Nelson III, Trustee	$122,938	N/A	N/A	$331,000

Name of Person, Position	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Funds Expenses(a)	Estimated Annual Benefits Upon Retirement(a)	Total Compensation from the Transamerica Fund Family (including the Trust)(b)
John E. Pelletier, Trustee	$122,938	N/A	N/A	$331,000
Patricia L. Sawyer, Trustee	$128,360	N/A	N/A	$345,600
John W. Waechter, Trustee	$132,183	N/A	N/A	$355,900
(a)
The Trust has no plan or other arrangement pursuant to which the Trustees receive pension or retirement benefits.
(b) Compensation expenses are allocated pro rata based on the relative net assets of each fund included in the Transamerica Fund Family. Of this aggregate compensation, the total amounts deferred from the funds (including earnings and dividends) and accrued for the benefit of the participating Trustees for the fiscal year ended October 31, 2020 were as follows: John E. Pelletier, $109,230.
Shareholder Communication Procedures with the Board of Trustees
The Board of the Trust has adopted these procedures by which shareholders of the Trust may send written communications to the Board. Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the Trust (“Secretary”), as follows:
Board of Trustees
Transamerica Funds
c/o Secretary
1801 California Street, Suite 5200
Denver, CO 80202
Each shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the underlying series of the Trust to which it relates, and (iii) identify the class (if applicable) held by the shareholder. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Usually, with respect to each properly submitted shareholder communication, the Secretary shall either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication (i) does not reasonably relate to a series of the Trust or its operation, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Trust, or (ii) is ministerial in nature (such as a request for Trust literature, share data or financial information). These Procedures shall not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (“Exchange Act”) or any communication made in connection with such a proposal, or (iv) any communication that reasonably may be considered to be a complaint regarding the Trust or shareholder services, which complaint shall instead be promptly forwarded to the Trust’s Chief Compliance Officer. The Trustees are not required to attend the Trust’s shareholder meetings, if any, or to otherwise make themselves available to shareholders for communications, other than pursuant to these Procedures.
Code of Ethics
The Trust, TAM, each sub-adviser and TCI have each adopted a Code of Ethics as required by applicable law, which is designed to prevent affiliated persons of the Trust, TAM, each sub-adviser and TCI from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities.
Pursuant to Rule 17j-1 under the 1940 Act, the funds, TAM, the sub-advisers and the distributor each have adopted a code of ethics that permits their personnel to invest in securities for their own accounts, including securities that may be purchased or held by a fund. All personnel must place the interests of clients first, must not act upon non-public information, must not take inappropriate advantage of their positions, and are required to fulfill their fiduciary obligations. All personal securities transactions by employees must adhere to the requirements of the codes of ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.
Proxy Voting Policies and Procedures
TAM exercises voting discretion for the Asset Allocation Funds. The proxy voting policies and procedures of the respective sub-advisers are used to determine how to vote proxies relating to securities held by the remainder of the funds. The proxy voting policies and procedures of the funds, TAM and the sub-advisers are attached hereto as Appendix A.
TAM’s proxy voting policy and procedures address material conflicts of interest that may arise between TAM or its affiliates and the funds by: (i) providing for voting in accordance with the recommendation of an independent third party or the Board; (ii) voting shares in the same proportion as the vote of all of the other holders of a fund's shares; or (iii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.
The Trust files SEC Form N-PX, with the complete proxy voting records of the funds for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) upon request by calling 1-888-233-4339; and (2) on the SEC’s website at www.sec.gov.

Investment Management and Other Services
The Investment Manager
TAM serves as the investment manager for the funds. The Trust has entered into an Investment Management Agreement (“Management Agreement”), on behalf of each fund with TAM. TAM, located at 1801 California Street, Suite 5200, Denver, CO 80202, provides continuous and regular investment management services to the funds. TAM supervises each respective fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to each fund.
TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of any such fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of each fund and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for each fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the funds’ investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the funds; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the funds’ Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the funds; oversight of other service providers to the funds, such as the custodian, the transfer agent, the funds’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the funds; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services.
TAM’s investment management services also include the provision of supervisory and administrative services to each fund. These services include performing certain administrative services for the funds and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the funds by State Street, to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the funds from time to time, monitoring and verifying the custodian’s daily calculation of net asset values; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of fund investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the funds’ custodian and dividend disbursing agent and monitoring their services to the funds; assisting the funds in preparing reports to shareholders; acting as liaison with the funds’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of Trustees and committees of Trustees; assisting in the preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the funds.
TAM is directly owned by Transamerica Life Insurance Company (77%) (“TLIC”) and AUSA Holding, LLC (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation (DE) is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.
Management Agreement
TAM has agreed, under each fund’s Management Agreement, to regularly provide the fund with investment management services, including management, supervision and investment research and advice, and to furnish a continuous investment program for the fund’s portfolio of securities and other investments consistent with the fund’s investment objectives, policies and restrictions, as stated in the fund’s prospectus and SAI. TAM also provides supervisory and administrative services to each fund, as well as services incidental to the foregoing services. TAM is permitted to enter into contracts with sub-advisers, subject to the Board’s approval. TAM has entered into sub-advisory agreements, as described below.
As compensation for services performed, each fund pays TAM a fee computed daily at an annual rate of the fund’s average daily net assets as described below. TAM bears all expenses incurred by it in the performance of its duties under each fund’s Management Agreement. A fund bears all expenses not expressly assumed by TAM incurred in the operation of the fund and the offering of its shares.

The Management Agreement for a fund will terminate, unless sooner terminated as set forth therein, two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of that fund.
Each Management Agreement provides that TAM may render services to others. Under each fund’s Management Agreement, TAM assumes no responsibility other than to render the services called for by the Management Agreement in good faith, and TAM and its affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the fund or in the performance of its other services thereunder. TAM and its affiliates are not protected, however, against any liability to a fund to which TAM or an affiliate would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.
Each Management Agreement provides that it may be terminated with respect to any fund at any time, without the payment of any penalty, upon 60 days’ written notice to TAM, or by TAM upon 60 days’ written notice to the fund. A fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the fund, accompanied by appropriate notice. The Management Agreement terminates automatically in the event of its “assignment” (as defined in the 1940 Act).
TAM has outsourced the provision of certain specific administrative services to State Street. State Street performs back office services to support TAM, including furnishing financial and performance information about the funds for inclusion in regulatory filings and Trustee and shareholder reports; preparing drafts of regulatory filings, Trustee materials, tax returns, and reports and budgets; tax testing; and maintaining books and records. State Street’s address is One Lincoln Street, Boston, MA 02111.
TAM and the Trust have entered into a Management Agreement with respect to each fund under which TAM serves as investment manager performing investment advisory and administrative services for a single management fee.
Investment Manager Compensation
TAM receives compensation calculated daily and paid monthly from the funds, at the annual rates indicated below. TAM pays the sub-advisers their sub-advisory fees out of its management fees.
Fund Name	Percentage of Average Daily Net Assets
Transamerica Asset Allocation – Conservative Portfolio	0.104% of the first $1 billion 0.0975% over $1 billion up to $3 billion 0.0925% over $3 billion up to $5 billion 0.085% over $5 billion up to $7 billion 0.080% in excess of $7 billion
Transamerica Asset Allocation – Growth Portfolio	0.104% of the first $1 billion 0.0975% over $1 billion up to $3 billion 0.0925% over $3 billion up to $5 billion 0.085% over $5 billion up to $7 billion 0.080% in excess of $7 billion
Transamerica Asset Allocation – Moderate Growth Portfolio	0.104% of the first $1 billion 0.0975% over $1 billion up to $3 billion 0.0925% over $3 billion up to $5 billion 0.085% over $5 billion up to $7 billion 0.080% in excess of $7 billion
Transamerica Asset Allocation – Moderate Portfolio	0.104% of the first $1 billion 0.0975% over $1 billion up to $3 billion 0.0925% over $3 billion up to $5 billion 0.085% over $5 billion up to $7 billion 0.080% in excess of $7 billion
Transamerica Bond	0.41% of the first $500 million 0.39% over $500 million up to $1 billion 0.38% over $1 billion up to $1.5 billion 0.375% in excess of $1.5 billion
Transamerica Capital Growth	0.7075% of the first $1.5 billion; 0.6415% over $1.5 billion up to $3 billion; 0.63% over $3 billion up to $5 billion; 0.57% over $5 billion up to $7 billion; 0.55% in excess of $7 billion
Transamerica Core Bond	0.45% of the first $750 million 0.39% over $750 million up to $1 billion 0.375% over $1 billion up to $1.5 billion 0.37% over $1.5 billion up to $3 billion 0.365% in excess of $3 billion
Transamerica Emerging Markets Debt	0.63% of the first $400 million 0.61% in excess of $400 million

Fund Name	Percentage of Average Daily Net Assets
Transamerica Emerging Markets Opportunities	0.83% of the first $250 million 0.80% over $250 million up to $500 million 0.75% in excess of $500 million
Transamerica Energy Infrastructure	1.054% of the first $250 million 1.04% over $250 million up to $500 million 0.96% over $500 million up to $1 billion 0.85% over $1 billion up to $2 billion 0.80% in excess of $2 billion
Transamerica Event Driven	1.25% of the first $50 million 1.13% over $50 million up to $300 million 1.08% over $300 million up to $750 million 1.055% in excess of $750 million
Transamerica Floating Rate	0.64% of the first $1 billion 0.62% over $1 billion up to $1.5 billion 0.60% over $1.5 billion up to $2 billion 0.59% in excess of $2 billion
Transamerica Global Equity	0.79% of the first $250 million 0.74% over $250 million up to $1 billion 0.73% over $1 billion up to $2 billion 0.70% in excess of $2 billion
Transamerica Government Money Market	0.24% of the first $1 billion 0.22% over $1 billion up to $3 billion 0.21% in excess of $3 billion
Transamerica High Yield Bond	0.554% of the first $1.25 billion 0.544% over $1.25 billion up to $2 billion 0.52% in excess of $2 billion
Transamerica High Yield ESG	0.554% of the first $1.25 billion 0.544% over $1.25 billion up to $2 billion 0.52% in excess of $2 billion
Transamerica High Yield Muni	0.54% of the first $500 million 0.53% over $500 million up to $1 billion 0.50% in excess of $1 billion
Transamerica Inflation Opportunities	0.49% of the first $250 million 0.43% over $250 million up to $1 billion 0.38% in excess of $1 billion
Transamerica Intermediate Bond	0.38% of the first $2 billion 0.365% over $2 billion up to $3.5 billion 0.36% over $3.5 billion up to $5 billion 0.355% in excess of $5 billion
Transamerica Intermediate Muni
0.47% of the first $150 million
0.45% over $150 million up to $350 million
0.44% over $350 million up to $650 million
0.42% over $650 million up to $1 billion
0.39% over $1 billion up to $2 billion
0.3875% over $2 billion up to $3 billion
0.3825% in excess of $3 billion

Transamerica International Equity	0.77% of the first $500 million 0.75% over $500 million up to $1 billion 0.72% over $1 billion up to $2 billion 0.69% over $2 billion up to $6 billion 0.68% in excess of $6 billion
Transamerica International Growth	0.77% of the first $500 million 0.76% over $500 million up to $1 billion 0.71% over $1 billion up to $2 billion 0.695% over $2 billion up to $3 billion 0.68% in excess of $3 billion
Transamerica International Small Cap Value	0.955% of the first $300 million 0.93% over $300 million up to $750 million 0.88% over $750 million up to $1 billion 0.84% in excess of $1 billion
Transamerica International Stock	0.70% of the first $500 million 0.68% over $500 million up to $1 billion 0.67% over $1 billion up to $2 billion 0.64% over $2 billion up to $3 billion 0.63% in excess of $3 billion

Fund Name	Percentage of Average Daily Net Assets
Transamerica Large Cap Value	0.594% of the first $1 billion 0.58% over $1 billion up to $2 billion 0.56% over $2 billion up to $3 billion 0.54% in excess of $3 billion
Transamerica Large Growth
0.65% of the first $1 billion
0.635% over $1 billion up to $1.5 billion
0.615% over $1.5 billion up to $2 billion
0.605% over $2 billion up to $3 billion
0.59% over $3 billion up to $4 billion
0.575% over $4 billion up to $5 billion
0.57% over $5 billion up to $7 billion
0.55% in excess of $7 billion

Transamerica Mid Cap Growth	0.705% of the first $200 million 0.685% over $200 million up to $1 billion 0.670% in excess of $1 billion
Transamerica Mid Cap Value	0.88% of the first $100 million 0.83% over $100 million up to $750 million 0.81% over $750 million up to $1.5 billion 0.80% in excess of $1.5 billion
Transamerica Mid Cap Value Opportunities	0.70% of the first $750 million 0.695% over $750 million up to $1.5 billion 0.685% over $1.5 billion up to $2 billion 0.6775% in excess of $2 billion
Transamerica Multi-Asset Income	0.574% of the first $500 million 0.57% over $500 million up to $1 billion 0.545% over $1 billion up to $1.5 billion 0.535% over $1.5 billion up to $2 billion 0.515% in excess of $2 billion
Transamerica Multi-Managed Balanced
0.61% of the first $500 million
0.59% over $500 million up to $1 billion
0.56% over $1 billion up to $1.5 billion
0.55% over $1.5 billion up to $2 billion
0.52% over $2 billion up to $5 billion
0.50% in excess of $5 billion

Transamerica Short-Term Bond	0.42% of the first $250 million 0.39% over $250 million up to $500 million 0.37% over $500 million up to $1 billion 0.36% in excess of $1 billion
Transamerica Small Cap Growth	0.87% of the first $300 million 0.83% in excess of $300 million
Transamerica Small Cap Value	0.80% of the first $300 million 0.75% over $300 million up to $800 million 0.71% in excess of $800 million
Transamerica Small/Mid Cap Value
0.79% of the first $350 million
0.78% over $350 million up to $500 million
0.765% over $500 million up to $750 million
0.755% over $750 million up to $1 billion
0.735% over $1 billion up to $1.5 billion
0.73% over $1.5 billion up to $2 billion
0.725% in excess of $2 billion

Transamerica Sustainable Bond	0.41% of the first $500 million 0.39% over $500 million up to $1 billion 0.38% over $1 billion up to $1.5 billion 0.375% in excess of $1.5 billion
Transamerica Sustainable Equity Income	0.663% of the first $500 million 0.58% over $500 million up to $1 billion 0.55% over $1 billion up to $1.5 billion 0.53% in excess of $1.5 billion
Transamerica Total Return
0.68% of the first $250 million
0.67% over $250 million up to $500 million
0.66% over $500 million up to $750 million
0.63% over $750 million up to $1 billion
0.60% over $1 billion up to $3 billion
0.57% in excess of $3 billion

Transamerica Unconstrained Bond	0.65% of the first $500 million 0.64% over $500 million up to $1 billion 0.62% over $1 billion up to $2 billion 0.61% in excess of $2 billion[1]

Fund Name	Percentage of Average Daily Net Assets
Transamerica US Growth
0.68% of the first $500 million
0.67% over $500 million up to $800 million
0.6575% over $800 million up to $1 billion
0.613% over $1 billion up to $2 billion
0.605% over $2 billion up to $3 billion
0.59% over $3 billion up to $4 billion
0.575% over $4 billion up to $5 billion
0.57% over $5 billion up to $7 billion
0.55% in excess of $7 billion

1
Effective July 2, 2018, PineBridge Investments LLC (“PineBridge”), the sub-adviser for Transamerica Unconstrained Bond, agreed to voluntarily waive a portion of its sub-advisory fee (as a percentage of daily nets assets). Effective July 2, 2018, TAM has agreed to voluntarily waive its management fee in an amount equal to any savings resulting from PineBridge’s voluntary waiver of its sub-advisory fee. These waivers by PineBridge and TAM are voluntary. PineBridge’s sub-advisory fee waiver may be discontinued by PineBridge upon obtaining consent from TAM.
The following tables set forth the total amounts the funds paid to TAM (after waivers/expense reimbursements and recapture), Management Fees Waived/Expenses Reimbursed by TAM to the funds, and Management Fees Recaptured by TAM from the funds, if any, for the last three fiscal years. “N/A” in the tables below indicate that the fund was not in operation during the relevant fiscal year and, accordingly, no management fees are shown.

Fund Name	Management Fees (after waivers/expense reimbursements and recapture)			Management Fees Waived/Expenses Reimbursed
	2020	2019	2018	2020	2019	2018
Transamerica Asset Allocation – Conservative Portfolio	$847,327	$985,564	$1,234,830	$-	$1,824	$2,205
Transamerica Asset Allocation – Growth Portfolio	$1,236,554	$1,460,281	$1,805,682	$-	$17,961	$11,881
Transamerica Asset Allocation – Moderate Growth Portfolio	$2,146,679	$2,527,481	$3,105,414	$-	$9,076	$11,401
Transamerica Asset Allocation – Moderate Portfolio	$1,522,994	$1,797,365	$2,238,275	$-	$4,370	$5,322
Transamerica Bond	$5,669,375	$3,276,548	$2,155,949	$635,743	$542,824	$159,903
Transamerica Capital Growth	$19,308,770	$13,084,625	$8,543,932	$-	$54,303	$3,504
Transamerica Core Bond	$4,437,091	$4,915,180	$5,287,272	$-	-	$2,857
Transamerica Emerging Markets Debt	$2,951,868	$4,080,732	$5,515,529	$-	$4,310	-
Transamerica Emerging Markets Opportunities	$3,087,555	N/A	N/A	$518	N/A	N/A
Transamerica Energy Infrastructure	$2,207,891	$3,206,112	$3,514,985	$25,251	$19,893	$30,461
Transamerica Event Driven	$952,831	$1,277,855	$1,370,040	$35,578	$71,112	$100,776
Transamerica Floating Rate	$547,001	$3,512,664	$4,575,330	$263,357	$68,229	$72,525
Transamerica Global Equity	$679,069	$789,417	$925,290	$71,341	$159,424	$119,415
Transamerica Government Money Market	$689,832	$2,747,603	$2,419,499	$2,759,320	$485,121	$776,802
Transamerica High Yield Bond	$10,730,062	$7,843,516	$8,946,630	$86,366	$245,653	$564,767
Transamerica High Yield ESG	$(31,089)	N/A	N/A	$58,894	N/A	N/A
Transamerica High Yield Muni	$445,193	$495,529	$553,542	$82,514	$77,949	$25,733
Transamerica Inflation Opportunities	$611,300	$813,164	$1,010,521	$17,040	$4,531	$4,788
Transamerica Intermediate Bond	$7,920,599	$10,525,992	$11,302,846	$36,908	$54,954	$293,364
Transamerica Intermediate Muni	$7,049,127	$6,112,237	$6,121,835	$1,183,870	$296,109	-
Transamerica International Equity	$30,327,361	$35,072,589	$40,981,526	$102,388	$98,681	$38,568
Transamerica International Growth	$9,388,383	$8,526,362	$10,918,077	$785	$559	$67
Transamerica International Small Cap Value	$5,254,026	$5,873,732	$8,208,168	$-	-	-
Transamerica International Stock	$692,434	$(116,500)	$(23,183)	$50,633	$271,299	$24,463
Transamerica Large Cap Value	$11,226,881	$13,221,316	$14,624,113	$138,653	$66,883	-
Transamerica Large Growth	$5,749,750	$5,163,002	$5,250,548	$20,241	$50,676	$395,793
Transamerica Mid Cap Growth	$2,315,263	$600,850	$1,080,949	$1,292	$100,445	$222,072
Transamerica Mid Cap Value	$1,008,415	$1,236,012	$1,560,858	$-	-	-
Transamerica Mid Cap Value Opportunities	$8,565,211	$10,584,915	$10,273,642	$117,651	$627,978	$1,159,521
Transamerica Multi-Asset Income	$1,428,444	$1,127,242	$1,045,176	$120,752	$61,210	$31,836
Transamerica Multi-Managed Balanced	$6,482,352	$6,287,548	$6,643,661	$-	$2,542	$3,907
Transamerica Short-Term Bond	$11,331,050	$13,372,059	$15,361,656	$-	-	-
Transamerica Small Cap Growth	$1,446,467	$1,131,398	$1,161,965	$16,959	$95,606	$193,051
Transamerica Small Cap Value	$1,050,763	$1,895,351	$2,160,491	$75,692	$16,550	$298,684
Transamerica Small/Mid Cap Value	$5,456,807	$6,323,853	$6,808,989	$-	$1,774	$2,754
Transamerica Sustainable Bond	$(52,511)	N/A	N/A	$78,047	N/A	N/A
Transamerica Sustainable Equity Income	$3,462,441	$3,860,809	$4,752,411	$2,154	$1,186	$5
Transamerica Total Return	$3,718,134	$4,455,945	$4,330,803	$406,410	$374,151	$168,057
Transamerica Unconstrained Bond	$8,557,548	$4,630,997	$3,929,871	$79,397	$7,201	$4,098
Transamerica US Growth	$10,833,543	$7,898,748	$7,759,248	$3,519	$28,122	$7,536

Fund Name	Management Fees Recaptured
	2020	2019	2018
Transamerica Asset Allocation – Conservative Portfolio	$-	-	$1,398
Transamerica Asset Allocation – Growth Portfolio	$-	$11,050	$3,391
Transamerica Asset Allocation – Moderate Growth Portfolio	$-	-	$5,883
Transamerica Asset Allocation – Moderate Portfolio	$-	-	$3,142
Transamerica Bond	$26,297	$5,882	$114
Transamerica Capital Growth	$-	$52,404	$387
Transamerica Core Bond	$-	-	-
Transamerica Emerging Markets Debt	$-	$4,310	-
Transamerica Emerging Markets Opportunities	$431	N/A	N/A
Transamerica Energy Infrastructure	$2,013	$4,496	$20,870
Transamerica Event Driven	$7,382	$95,140	$4,482
Transamerica Floating Rate	$104,875	$32,850	$2,048
Transamerica Global Equity	$22,705	$71,655	$31,980
Transamerica Government Money Market	$149,727	$234,866	$311,226
Transamerica High Yield Bond	$52,168	$15,699	$19,031
Transamerica High Yield ESG	$-	N/A	N/A
Transamerica High Yield Muni	$357	$12,572	$13,247
Transamerica Inflation Opportunities	$11,311	$1,698	$4,209
Transamerica Intermediate Bond	$2,527	$2,366	$7,607
Transamerica Intermediate Muni	$-	-	-
Transamerica International Equity	$20,505	$48,304	$22,968
Transamerica International Growth	$9	$33	$11
Transamerica International Small Cap Value	$-	-	-
Transamerica International Stock	$109,748	$84,724	-
Transamerica Large Cap Value	$-	-	-
Transamerica Large Growth	$501	$2,184	$6,517
Transamerica Mid Cap Growth	$24,706	$56,500	$11,531
Transamerica Mid Cap Value	$-	-	-
Transamerica Mid Cap Value Opportunities	$7,470	$86,747	$30,804
Transamerica Multi-Asset Income	$15,933	$37,020	$52,067
Transamerica Multi-Managed Balanced	$-	-	$434
Transamerica Short-Term Bond	$-	-	-
Transamerica Small Cap Growth	$17,433	$14,885	$21,483
Transamerica Small Cap Value	$70,928	$2,778	$4,412
Transamerica Small/Mid Cap Value	$-	-	$1,486
Transamerica Sustainable Bond	$-	N/A	N/A
Transamerica Sustainable Equity Income	$1,070	$699	$1
Transamerica Total Return	$-	$133,557	-
Transamerica Unconstrained Bond	$-	-	$2
Transamerica US Growth	$3,393	$22,379	$776
Expense Limitation
TAM has entered into an expense limitation agreement with the Trust on behalf of certain funds, pursuant to which TAM has agreed to implement an expense cap to limit the ordinary operating expenses of one or more share classes of those funds. The expense caps and waived fees and/or reimbursed expenses exclude, as applicable, unless otherwise noted in the prospectus, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, and other expenses not incurred in the ordinary course of the relevant fund’s business. TAM is permitted to recapture amounts waived and/or reimbursed to a class of a fund during the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class, but only if, after such recapture, the class’s expense ratio does not exceed the current expense cap or any other lower limit then in effect for the class. These recapture arrangements may be limited or terminated under certain circumstances. The expense limitation agreement continues automatically for one-year terms unless TAM provides written notice to the Trust prior to the end of the then-current term. In addition, the agreement will terminate automatically upon termination of the Management Agreement.
In addition, TAM or any of its affiliates, in addition to any contractual expense limitation arrangements in effect from time to time, may voluntarily waive fees and/or reimburse expenses of one or more classes of Transamerica Government Money Market to such level(s) as the Trust’s officers may reasonably determine from time to time in an effort to prevent the fund’s yield from falling below zero. Any such waiver or expense reimbursement may be discontinued by TAM or its affiliates at any time. TAM is entitled to reimbursement by the applicable class(es) of the fund of any amounts so waived and/or reimbursed by TAM or any of its affiliates during the previous 36 months so long as the reimbursement does not cause the class’s effective daily yield to be negative. Any reimbursement of amounts voluntarily waived and/or reimbursed may result in the class’s expenses exceeding the contractual expense cap for the class. TAM or its affiliates may request that financial intermediaries reduce or waive amounts payable to those intermediaries with respect to services rendered to Transamerica Government Money Market or its shareholders, and those reductions or waivers may reduce the amounts waived and/or reimbursed by TAM under the contractual and/or voluntary waiver arrangements with respect to the fund. There is no guarantee that Transamerica Government Money Market will be able to prevent a negative yield.
The current expense caps for the applicable share classes of the relevant funds are listed in the table set forth below. Each expense limitation arrangement cannot be terminated prior to its stated expiration date without the Board of Trustees’ consent.

Fund	Expense Cap							Expiration Date of Expense Cap
	Class A	Class C	Class I	Class I2	Class R	Class R3	Class R6
Transamerica Asset Allocation – Conservative Portfolio[1]	0.60%	1.35%	0.35%	N/A	0.95%	N/A	N/A	March 1, 2022
Transamerica Asset Allocation – Growth Portfolio[1]	0.60%	1.35%	0.35%	N/A	0.95%	N/A	N/A	March 1, 2022
Transamerica Asset Allocation – Moderate Growth Portfolio[1]	0.60%	1.35%	0.35%	N/A	0.85%	N/A	N/A	March 1, 2022
Transamerica Asset Allocation – Moderate Portfolio[1]	0.60%	1.35%	0.35%	N/A	0.85%	N/A	N/A	March 1, 2022
Transamerica Bond	0.97%	1.65%	0.50%	0.52%	N/A	N/A	0.52%	March 1, 2022
Transamerica Capital Growth	1.16%	1.90%	0.88%	0.78%	N/A	N/A	0.78%	March 1, 2022
Transamerica Core Bond	N/A	N/A	N/A	0.54%	N/A	N/A	N/A	March 1, 2022
Transamerica Emerging Markets Debt	1.25%	2.00%	0.85%	0.85%	N/A	N/A	0.85%	March 1, 2022
Transamerica Emerging Markets Opportunities	1.55%	2.30%	0.98%	0.95%	N/A	1.70%	0.95%	March 1, 2022
Transamerica Energy Infrastructure	1.60%	2.35%	1.35%	1.25%	N/A	N/A	N/A	March 1, 2022
Transamerica Event Driven	1.60%	N/A	1.35%	1.35%	N/A	N/A	N/A	March 1, 2022
Transamerica Floating Rate	1.05%	1.80%	0.80%	0.80%	N/A	N/A	N/A	March 1, 2022
Transamerica Global Equity	1.35%	2.10%	1.10%	1.05%	N/A	N/A	1.05%	March 1, 2022
Transamerica Government Money Market	0.73%	1.48%	0.38%	0.38%	N/A	N/A	N/A	March 1, 2022
Transamerica High Yield Bond[2]	1.09%	1.85%	0.79%	0.67%	N/A	N/A	0.67%	March 1, 2022
Transamerica High Yield ESG[3]	1.00%	1.75%	0.85%	0.75%	N/A	1.15%	0.75%	March 1, 2022
Transamerica High Yield Muni[4]	1.01%	1.76%	0.76%	0.76%	N/A	N/A	N/A	March 1, 2022
Transamerica Inflation Opportunities	1.00%	1.71%	0.65%	0.64%	N/A	N/A	0.64%	March 1, 2022
Transamerica Intermediate Bond	N/A	N/A	N/A	0.50%	N/A	N/A	0.50%	March 1, 2022
Transamerica Intermediate Muni[4]	0.85%	1.60%	0.49%	0.60%	N/A	N/A	N/A	March 1, 2022
Transamerica International Equity	1.25%	2.00%	1.00%	0.90%	N/A	N/A	0.90%	March 1, 2022
Transamerica International Growth[5]	1.20%	1.95%	1.05%	0.95%	N/A	N/A	0.95%	March 1, 2022
Transamerica International Small Cap Value	N/A	N/A	1.22%	1.12%	N/A	N/A	1.22%	March 1, 2022
Transamerica International Stock	1.25%	N/A	1.00%	0.95%	N/A	N/A	0.95%	March 1, 2022
Transamerica Large Cap Value[6]	1.15%	1.90%	0.83%	0.72%	N/A	N/A	0.72%	March 1, 2022
Transamerica Large Growth	N/A	N/A	N/A	N/A	N/A	N/A	0.75%	March 1, 2022
Transamerica Mid Cap Growth	1.30%	2.05%	0.98%	0.85%	N/A	N/A	0.85%	March 1, 2022
Transamerica Mid Cap Value	N/A	N/A	N/A	1.05%	N/A	N/A	N/A	March 1, 2022
Transamerica Mid Cap Value Opportunities	1.20%	1.95%	0.90%	0.80%	N/A	N/A	0.80%	March 1, 2022
Transamerica Multi-Asset Income[7]	1.12%	1.87%	0.72%	0.83%	N/A	N/A	N/A	March 1, 2022
Transamerica Multi-Managed Balanced	1.15%	1.90%	0.83%	0.73%	N/A	N/A	0.73%	March 1, 2022
Transamerica Short-Term Bond	0.84%	1.56%	0.57%	0.50%	N/A	N/A	0.50%	March 1, 2022
Transamerica Small Cap Growth	1.40%	2.15%	1.15%	1.00%	N/A	N/A	1.00%	March 1, 2022
Transamerica Small Cap Value	1.30%	2.05%	1.05%	0.95%	N/A	N/A	0.95%	March 1, 2022
Transamerica Small/Mid Cap Value	1.37%	2.05%	1.00%	0.90%	N/A	N/A	0.90%	March 1, 2022
Transamerica Sustainable Bond	0.80%	1.55%	0.50%	0.45%	N/A	0.85%	0.45%	March 1, 2022
Transamerica Sustainable Equity Income[8]	1.15%	1.90%	0.90%	0.83%	N/A	N/A	0.83%	March 1, 2022
Transamerica Total Return	N/A	N/A	N/A	0.68%	N/A	N/A	N/A	March 1, 2022
Transamerica Unconstrained Bond	1.20%	1.20%	0.95%	0.85%	N/A	N/A	N/A	March 1, 2022
Transamerica US Growth*	1.16%	1.86%	0.86%	0.76%	N/A	N/A	0.76%	March 1, 2022
* Class T: 0.79%.
1 The Investment Manager has contractually agreed to reimburse 0.09% of the sub-transfer agency fees and certain per account transfer agency fees on Class I shares through March 1, 2022.

2 The Investment Manager has contractually agreed to reimburse 0.08% of the sub-transfer agency fees and certain per account transfer agency fees on Class I shares through March 1, 2023.
3 The Investment Manager has contractually agreed to reimburse 0.08% of the sub-transfer agency fees and certain per account transfer agency fees on Class I shares through March 1, 2022.
4 The Investment Manager has agreed to further reduce Fund Operating Expenses by waiving 0.10% of the 0.25% 12b-1 fee for Class A shares and 0.25% of the 1.00% 12b-1 fee for Class C shares through March 1, 2022. Acquired fund fees are included within the fund’s expense cap for Transamerica Intermediate Muni.
5 The Investment Manager has contractually agreed to reimburse certain per account transfer agency fees on Class I shares through March 1, 2022.
6 The Investment Manager has contractually agreed to reimburse 0.09% of the sub-transfer agency fee on Class I shares of Transamerica Large Cap Value. TAM has agreed that this contractual reimbursement arrangement would remain in place through March 1, 2022.
7 The Investment Manager has contractually agreed to reimburse all acquired fund fees and expenses through March 1, 2022. Acquired fund fees are included within the fund's expense cap for Transamerica Multi-Asset Income.
8 The Investment Manager has contractually agreed to reimburse 0.09% of the sub-transfer agency fees on Class I shares through March 1, 2022.

Conflicts of Interest
TAM and its affiliates, directors, officers, employees and personnel (collectively, for purposes of this section, “Transamerica”), including the entities and personnel who may be involved in the management, operations or distribution of the funds are engaged in a variety of businesses and have interests other than those related to managing the funds. Transamerica is a global financial services company with many lines of business providing a wide range of financial services. The broad range of activities and interests of Transamerica gives rise to actual, potential and perceived conflicts of interest that could affect the funds and their shareholders.
Certain actual and potential conflicts of interest are described below. This is not, and is not intended to be, a complete enumeration or description of all the actual and potential conflicts that may arise. Additional or unanticipated conflicts of interest may arise from time to time in the ordinary course of Transamerica’s various businesses.
TAM and the funds have adopted practices, policies and procedures that are intended to identify, manage and, where possible, mitigate conflicts of interest. There is no assurance, however, that these practices, policies and procedures will be effective, and these practices, policies and procedures also may limit the funds’ investment activities and affect their performance.
Transamerica manages or advises other funds and products in addition to the funds (collectively, the “Other Accounts”). In some cases, Transamerica oversees sub-advisers who provide day-to-day investment advice and recommendations with respect to the Other Accounts, and in other cases Transamerica itself performs all aspects of the day-to-day management. Certain Other Accounts have investment objectives similar to or the same as those of the funds and/or engage in transactions in the same types of securities and instruments as the funds. Such transactions could affect the prices and availability of the securities and instruments in which a fund invests, and could have an adverse impact on the fund’s performance. Other Accounts may buy or sell positions while the funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the funds. A position taken by Transamerica, on behalf of one or more Other Accounts, may be contrary to a position taken on behalf of a fund or may be adverse to a company or issuer in which the fund has invested.
The results of the investment activities of the funds may differ significantly from the results achieved for Other Accounts. Transamerica may give advice, and take action, with respect to any current or future Other Accounts that may compete or conflict with advice TAM may give to, or actions TAM may take for, the funds. Transamerica may receive more compensation with respect to certain Other Accounts than that received with respect to the funds or may receive compensation based on the performance of certain Other Accounts. Transamerica personnel may have greater economic and other interests in certain Other Accounts promoted or managed by such personnel as compared to the funds.
TAM and certain of its affiliates provide services including investment management, administration, investment sub-advisory, shareholder servicing, distribution, and transfer agency services to the funds and Other Accounts and earn fees from these relationships. TAM and its affiliates face conflicts of interest when the funds and Other Accounts select affiliated service providers because TAM and/or its affiliates receive greater compensation when they are used. Although these fees are generally based on asset levels, the fees are not directly contingent on fund performance and TAM and its affiliates as service providers will still receive significant compensation from the funds and Other Accounts even if shareholders lose money.
Transamerica and other financial service providers have conflicts associated with their promotion of the funds or other dealings with the funds that would create incentives for them to promote the funds. Transamerica will directly or indirectly receive a portion of the fees and/or commissions charged to the funds or their shareholders. Transamerica will also benefit from increased amounts of assets under management. These compensation matters create a financial incentive on the part of Transamerica to recommend the funds over other accounts or products or to effect transactions differently in the funds as compared to other accounts or products. Transamerica has an interest in increasing fund assets, including in circumstances when that may not be in the funds’ or their shareholders’ interests.
Transamerica and/or the funds’ sub-advisers (or their affiliates), out of their past profits and other available sources, provide cash payments or non-cash compensation to brokers and other financial intermediaries to promote the distribution of the funds and Other Accounts or the variable insurance contracts that invest in certain Other Accounts. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the funds, the Other Accounts or variable insurance contracts that invest in the Other Accounts, at least in part, based on the level of compensation paid. Revenue sharing payments benefit Transamerica to the extent the payments result in more assets being invested in the funds, Other Accounts or the variable insurance contracts that invest in the Other Accounts on which fees are being charged. Certain fund sub-advisers (or their affiliates) make revenue sharing payments to Transamerica in connection with investments by holders of variable insurance contracts and other retirement products in funds advised by the sub-adviser (or its affiliates) that are offered in Transamerica insurance and retirement products. Certain sub-advisers have funds that are offered in these products which make Rule 12b-1 and/or other payments to Transamerica. Certain fund sub-advisers (or their affiliates) also make revenue sharing payments to Transamerica for their participation in functions, events and meetings sponsored by Transamerica. These payments present certain conflicts of interest and may provide a disincentive for TAM to recommend the termination of such sub-advisers.

Certain Other Accounts are offered as investment options through variable insurance contracts offered and sold by Transamerica insurance companies. The performance of certain funds and Other Accounts impacts Transamerica’s financial exposure under guarantees that the Transamerica insurance companies provide as issuers of the variable insurance contracts. TAM’s investment decisions and the design of the applicable funds and Other Accounts may be influenced by these factors. For example, a fund or Other Account being managed or designed in a more conservative fashion may help reduce potential losses and/or mitigate financial risks to the Transamerica insurance companies that provide the guarantees, and facilitate the provision of those guaranteed benefits, including by making more predictable the costs of the guarantees and by reducing the capital needed to provide them.
TAM serves as investment manager to and is responsible for all aspects of the day-to-day investment advice and management of certain funds and Other Accounts which operate as funds of funds that invest in affiliated underlying funds and/or Other Accounts, and TAM is subject to conflicts of interest in allocating the funds of funds’ assets among the underlying funds or Other Accounts. For certain funds and Other Accounts that operate as funds of funds, TAM has hired a sub-adviser and benefits when the sub-adviser allocates the fund of funds’ or Other Accounts’ assets to an affiliated fund. TAM has designed certain funds and Other Accounts that operate as funds of funds where only affiliated funds are underlying investment options. This means that TAM or a fund of funds’ sub-adviser, as applicable, does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for these funds and Other Accounts, even if unaffiliated funds have better investment performance or lower total expenses. TAM will receive more revenue when it or a sub-adviser selects an affiliated fund rather than an unaffiliated fund for inclusion in a fund of funds. This conflict provides an incentive for TAM to include affiliated funds as investment options for funds of funds and, when making the underlying fund selections, to cause investments by funds of funds in affiliated funds that perform less well than unaffiliated funds. The inclusion of affiliated funds will also permit TAM and/or the sub-adviser to make increased revenue sharing payments, including to Transamerica. TAM has an incentive for a fund or Other Account’s assets to be allocated to those underlying funds or Other Accounts for which the net management fees payable to TAM are higher than the fees payable by other underlying funds or Other Accounts or to those underlying funds or Other Accounts for which an affiliate of TAM serves as the sub-adviser. TAM also has an incentive for a fund or Other Account’s assets to be allocated to subscale underlying funds or Other Accounts to provide scale and reduce amounts waived and/or reimbursed by TAM to maintain applicable expense caps. Sub-advisers to certain funds of funds that are funds and certain funds of funds that are Other Accounts also have conflicts of interest in allocating the funds of funds’ assets among underlying funds and/or Other Accounts, including where the sub-adviser acts as investment adviser or sub-adviser to available underlying funds and/or Other Accounts. TAM Compliance monitors allocation changes by the funds of funds.
TAM may have a financial incentive to implement certain changes to the funds or Other Accounts. For example, TAM may, from time to time, recommend a change in sub-adviser or the combination of two or more funds. Transamerica will benefit to the extent that an affiliated sub-adviser replaces an unaffiliated sub-adviser or additional assets are combined into a fund or Other Account having a higher net management fee payable to TAM and/or that is sub-advised by an affiliate of TAM. TAM will also benefit to the extent that it replaces a sub-adviser with a new sub-adviser with a lower sub-advisory fee. Any recommendation to the Board concerning the appointment of or continued service of an affiliated sub-adviser for a fund, or a fund combination, is subject to TAM’s fiduciary duty to act in the best interests of a fund and its shareholders. Moreover, TAM’s “manager of managers” exemptive order from the SEC requires fund shareholder approval of any sub-advisory agreement appointing an affiliated sub-adviser as the sub-adviser to a fund (in the case of a new fund, the initial sole shareholder of the fund, typically an affiliate of Transamerica, may provide this approval).
The aggregation of assets of multiple funds or Other Accounts for purposes of calculating breakpoints or discounts in sub-advisory fees based on the level of assets allocated to a sub-adviser across funds and/or Other Accounts or otherwise, as applicable, give rise to actual, potential and/or perceived conflicts of interest that could disadvantage the funds and their shareholders. This aggregation of assets creates an incentive for TAM to select sub-advisers, or allocate additional assets to a sub-adviser, where the selection or allocation may serve to lower a sub-advisory fee and possibly increase the management fee retained by TAM on a fund and provides a disincentive for TAM to recommend the termination of a sub-adviser from a fund if the termination will cause the sub-advisory fee payable by TAM to increase on a fund and/or Other Account that aggregates its assets with the fund or if the assets of the fund are counted as part of a sub-advisory fee discount arrangement.
Transamerica has existing and may have potential future other business dealings or arrangements with current or proposed sub-advisers or other fund service providers (or their affiliates) recommended by TAM. Such other business dealings or arrangements present conflicts of interest that could influence TAM’s selection and retention or termination of sub-advisers or service providers. For example, TAM has an incentive to hire as a sub-adviser or other service provider an entity with which TAM or one or more of its affiliates have, or would like to have, significant or other business dealings or arrangements, and TAM has a disincentive to recommend the termination of such a sub-adviser or service provider.
TAM and/or its affiliates also derive ancillary benefits from providing investment management, administration, investment sub-advisory, shareholder servicing, distribution, and transfer agency services to the funds and Other Accounts, and providing such services to the funds and Other Accounts may enhance TAM’s and/or its affiliates’ relationships with various parties, facilitate additional business development, and enable TAM and/or its affiliates to obtain additional business and generate additional revenue.
The range of activities, services and interests of a sub-adviser may give rise to actual, potential and/or perceived conflicts of interest that could disadvantage a fund and its shareholders. Among other things, a sub-adviser’s portfolio managers may manage multiple funds and accounts for multiple clients. In addition to one or more funds, these funds and accounts may include, for example, other mutual funds, separate accounts, collective trusts and offshore funds. Managing multiple funds and accounts may give rise to actual or potential conflicts of interest, including, for example, conflicts among investment strategies, conflicts in the allocation of limited investment opportunities, and conflicts in the aggregation and allocation of securities trades. A sub-adviser’s portfolio managers may also manage funds or accounts with different fee rates and/or fee structures, including performance-based fee arrangements. Differences in fee arrangements may create an incentive for a portfolio manager to favor higher-fee funds or accounts. A sub-adviser and/or their respective affiliates also may derive ancillary benefits from providing investment sub-advisory services to a fund, and providing such services to a fund may enhance the sub-adviser’s and/or applicable affiliate(s)’ relationships with various parties, facilitate additional business development, and enable the sub-adviser and/or affiliate to obtain additional business and generate additional revenue. Please see Appendix B for a further discussion of sub-adviser conflicts of interest.
Sub-Advisers
Each sub-adviser listed below serves, pursuant to a sub-advisory agreement between TAM and such sub-adviser, as sub-adviser to the applicable fund. Pursuant to the sub-advisory agreements, each sub-adviser carries out and effectuates the investment strategy designed for the funds by TAM. Subject to review by TAM and the Board, the sub-advisers are responsible for providing day-to-day investment advice and recommendations for the fund(s) TAM assigns to them and for making decisions to buy, sell or hold a particular security. Each sub-adviser bears all of its expenses in connection with the performance of its services under its sub-advisory agreement such as compensating its officers and employees connected with investment and economic research, trading and investment management of the respective fund(s) and furnishing them office space.
Each sub-advisory agreement will terminate, unless sooner terminated as set forth therein, two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of the particular fund.
Each of the sub-advisers also serves as investment adviser or sub-adviser to other funds and/or private accounts that may have investment objectives identical or similar to those of the funds. Securities frequently meet the investment objectives of one or all of these funds, the other funds and the private accounts. In such cases, a sub-adviser’s decision to recommend a purchase to one fund or account rather than another is based on a number of factors as set forth in the sub-advisers’ allocation procedures. The determining factors in most cases are the amounts available for investment by each fund or account, the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Another factor considered in the investment recommendations is other investments which each fund or account presently has in a particular industry.
It is possible that at times identical securities will be held by more than one fund or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or private accounts served by a sub-adviser seeks to acquire or sell the same security at about the same time, either the price obtained by the funds or the amount of securities that may be purchased or sold by a fund at one time may be adversely affected. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the funds. In the event more than one fund or account purchases or sells the same security on a given date, the purchase and sale transactions are allocated among the fund(s), the other funds and the private accounts in a manner believed by the sub-advisers to be equitable to each.
Each sub-adviser is a registered investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”). Certain sub-advisers have entered into participating affiliate agreements with certain of their affiliates pursuant to which those affiliates provide services, such as investment advisory and trading services, to the sub-advisers.
Aegon USA Investment Management, LLC, located at 6300 C Street SW, Cedar Rapids, IA 52499, is a registered investment adviser. Aegon USA Investment Management, LLC is a wholly owned, indirect subsidiary of Aegon NV, a Netherlands corporation and publicly traded international insurance group, and is an affiliate of TAM.

Aegon Asset Management UK plc (formerly Kames Capital plc), located at 3 Lochside Crescent, Edinburgh EH12 9SA, is a registered investment adviser. Aegon Asset Management UK plc is a wholly-owned subsidiary of publicly-traded Aegon NV, a Netherlands-based insurer that offers life insurance, corporate pensions, and individual savings and retirement products in Europe, the Americas and Asia, and is an affiliate of TAM.
Sub-Advisory Fees
TAM, not the funds, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense. As a matter of administrative convenience, sub-advisory fees may be deducted directly from a fund’s bank account, in which case payment to TAM of the management fee would be net of amounts paid to the applicable sub-adviser.

Each sub-adviser receives monthly compensation from TAM at the annual rate of a specified percentage, indicated below, of the applicable fund’s average daily net assets:
Fund	Sub-Adviser	Sub-Advisory Fees
Transamerica Asset Allocation – Conservative
Portfolio(1)
Transamerica Asset Allocation – Growth Portfolio(1)
Transamerica Asset Allocation – Moderate
Portfolio(1)
Transamerica Asset Allocation – Moderate Growth
Portfolio(1)
	Goldman Sachs Asset Management, L.P.	0.070% of the first $1 billion 0.055% over $1 billion up to $3 billion 0.050% over $3 billion up to $5 billion 0.045% over $5 billion up to $7 billion 0.0425% in excess of $7 billion
Transamerica Bond	Aegon USA Investment Management, LLC	0.12% of the first $250 million 0.10% over $250 million up to $500 million 0.08% over $500 million up to $1 billion 0.075% in excess of $1 billion
Transamerica Capital Growth(2)	Morgan Stanley Investment Management Inc.	0.27% of the first $1.5 billion 0.23% over $1.5 billion up to $3 billion 0.22% over $3 billion up to $5 billion 0.20% in excess of $5 billion
Transamerica Core Bond(3)	J.P. Morgan Investment Management Inc.	0.11%
Transamerica Emerging Markets Debt	MetLife Investment Management, LLC	0.27% of the first $250 million 0.24% over $250 million up to $400 million 0.20% in excess of $400 million
Transamerica Emerging Markets Opportunities	Wellington Management Company LLP	0.40% of the first $250 million 0.33% in excess of $250 million
Transamerica Energy Infrastructure	Kayne Anderson Capital Advisors, L.P.	0.625% of the first $250 million 0.62% over $250 million up to $500 million 0.55% over $500 million up to $1 billion 0.45% over $1 billion up to $2 billion 0.40% in excess of $2 billion
Transamerica Event Driven	Advent Capital Management, LLC	0.75% of the first $50 million; 0.65% over $50 million up to $300 million; 0.60% in excess of $300 million
Transamerica Floating Rate	Aegon USA Investment Management, LLC	0.25% of the first $1 billion 0.23% over $1 billion up to $1.5 billion 0.22% over $1.5 billion up to $2 billion 0.21% in excess of $2 billion
Transamerica Global Equity	Rockefeller & Co. LLC	0.365% of the first $2 billion 0.355% in excess of $2 billion
Transamerica Government Money Market	BlackRock Investment Management, LLC	0.024%
Transamerica High Yield Bond(4)	Aegon USA Investment Management, LLC	0.35% of the first $20 million 0.24% over $20 million up to $40 million 0.19% over $40 million up to $125 million 0.14% in excess of $125 million
Transamerica High Yield ESG(4)	Aegon USA Investment Management, LLC	0.35% of the first $20 million 0.24% over $20 million up to $40 million 0.19% over $40 million up to $125 million 0.14% in excess of $125 million
Transamerica High Yield Muni	Belle Haven Investments, L.P.	0.25% of the first $500 million 0.24% over $500 million up to $1 billion 0.225% in excess of $1 billion
Transamerica Inflation Opportunities(5)	PineBridge Investments LLC	0.15% of the first $250 million 0.10% over $250 million up to $1 billion 0.08% in excess of $1 billion
Transamerica Intermediate Bond(6)	Aegon USA Investment Management, LLC	0.12% of the first $1 billion 0.05% in excess of $1 billion
Transamerica Intermediate Muni	Belle Haven Investments, L.P.
0.18% of the first $150 million
0.16% over $150 million up to $350 million
0.15% over $350 million up to $650 million
0.135% over $650 million up to $1 billion
0.12% over $1 billion up to $1.5 billion
0.115% over $1.5 billion up to $2 billion
0.11% over $2 billion up to $3 billion
0.105% in excess of $3 billion

Transamerica International Equity(7)	Thompson, Siegel & Walmsley LLC	0.30% of the first $1 billion 0.28% over $1 billion up to $2 billion 0.265% in excess of $2 billion

Fund	Sub-Adviser	Sub-Advisory Fees
Transamerica International Growth(8)	TDAM USA Inc.	0.27% of the first $1 billion 0.25% over $1 billion up to $2 billion 0.24% in excess of $2 billion
Transamerica International Small Cap Value	Thompson, Siegel & Walmsley LLC	0.475% of the first $300 million 0.45% over $300 million up to $750 million 0.40% in excess of $750 million
Transamerica International Stock	ClariVest Asset Management LLC	0.25% of the first $500 million 0.23% over $500 million up to $1 billion 0.22% over $1 billion up to $2 billion 0.21% over $2 billion up to $3 billion 0.20% in excess of $3 billion
Transamerica Large Cap Value(9)	Rothschild & Co Asset Management US Inc.	0.144% of the first $1 billion 0.13% over $1 billion up to $3 billion 0.12% in excess of $3 billion
Transamerica Large Growth	Morgan Stanley Investment Management Inc.(2)	0.27% of the first $1.5 billion 0.23% over $1.5 billion up to $3 billion 0.22% over $3 billion up to $5 billion 0.20% in excess of $5 billion
	Wellington Management Company LLP(17)	0.18% of the first $500 million 0.17% over $500 million up to $1 billion 0.16% over $1 billion up to $2 billion 0.15% in excess of $2 billion
Transamerica Mid Cap Growth	Wellington Management Company LLP	0.33% of the first $200 million 0.31% in excess of $200 million
Transamerica Mid Cap Value	J.P. Morgan Investment Management Inc.	0.40%
Transamerica Mid Cap Value Opportunities	Thompson, Siegel & Walmsley LLC	0.275% of the first $750 million 0.27% over $750 million up to $1.5 billion 0.265% over $1.5 billion up to $2 billion 0.26% in excess of $2 billion
Transamerica Multi-Asset Income	Thompson, Siegel & Walmsley LLC	0.21% of the first $1 billion 0.185% over $1 billion up to $2 billion 0.17% in excess of $2 billion
Transamerica Multi-Managed Balanced	Aegon USA Investment Management, LLC	0.12% of the first $1 billion 0.05% in excess of $1 billion
	J.P. Morgan Investment Management Inc.(10)	0.15% of the first $2 billion 0.13% over $2 billion up to $3 billion 0.12% over $3 billion up to $4 billion 0.11% in excess of $4 billion
Transamerica Short-Term Bond(11)	Aegon USA Investment Management, LLC	0.19% of the first $250 million 0.16% over $250 million up to $500 million 0.14% over $500 million up to $1 billion 0.13% in excess of $1 billion
Transamerica Small Cap Growth	Ranger Investment Management, L.P.	0.415% of the first $300 million 0.375% in excess of $300 million
Transamerica Small Cap Value	Peregrine Capital Management, LLC	0.36% of the first $300 million 0.31% over $300 million up to $800 million 0.30% in excess of $800 million
Transamerica Small/Mid Cap Value	Systematic Financial Management, L.P.(12)	0.45% of the first $100 million 0.40% over $100 million up to $350 million 0.35% over $350 million up to $1 billion 0.30% in excess of $1 billion
	Thompson, Siegel & Walmsley LLC(13)	0.275% of the first $750 million 0.27% over $750 million up to $1.5 billion 0.265% over $1.5 billion up to $2 billion 0.26% in excess of $2 billion
Transamerica Sustainable Bond	Aegon USA Investment Management, LLC	0.12% of the first $250 million 0.10% over $250 million up to $500 million 0.08% over $500 million up to $1 billion 0.075% in excess of $1 billion
Transamerica Sustainable Equity Income(14)	Aegon Asset Management UK plc	0.20% of the first $200 million 0.15% over $200 million up to $500 million 0.13% in excess of $500 million
Transamerica Total Return(15)	Pacific Investment Management Company LLC	0.25% of the first $1 billion 0.20% in excess of $1 billion
Transamerica Unconstrained Bond(16)	PineBridge Investments LLC	0.25% of the first $1 billion 0.245% over $1 billion up to $2 billion 0.24% in excess of $2 billion

Fund	Sub-Adviser	Sub-Advisory Fees
Transamerica US Growth(17)	Wellington Management Company LLP	0.18% of the first $500 million 0.17% over $500 million up to $1 billion 0.16% over $1 billion up to $2 billion 0.15% in excess of $2 billion
(1)
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of the funds and Transamerica Goldman Sachs 70/30 Allocation VP.
(2)
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica Capital Growth, Transamerica Morgan Stanley Capital Growth VP, Morgan Stanley Growth Retirement Option, a separately managed account of Transamerica Life Insurance Company that is advised by Morgan Stanley Investment Management Inc. and the portion of the assets of Transamerica Large Growth that is sub-advised by Morgan Stanley Investment Management Inc.
(3)
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica JPMorgan Core Bond VP.
(4)
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica High Yield Bond, Transamerica Aegon High Yield Bond VP and Transamerica High Yield ESG.
(5)
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica PineBridge Inflation Opportunities VP.
(6)
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the portion of assets of Transamerica Balanced II, Transamerica Multi-Managed Balanced and Transamerica Multi-Managed Balanced VP that are sub-advised by Aegon USA Investment Management, LLC. Also included are the portion of assets of Balanced Ret Opt and Bond Ret Opt, each separately managed accounts of Transamerica Life Insurance Company that are advised by Aegon USA Investment Management, LLC.
(7)
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica International Equity, Transamerica TS&W International Equity VP and Aegon International Equity Fund, a sub-fund of Aegon Global Funds.
(8)
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica International Growth VP.
(9)
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Rothschild & Co Large Cap Value VP.
(10)
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica JPMorgan Enhanced Index VP and AEGON Balanced Retirement Opportunities plus the assets of Transamerica Balanced II, Transamerica Multi-Managed Balanced and Transamerica Multi-Managed Balanced VP allocated to J.P. Morgan Investment Management Inc. by TAM from time to time. Effective May 1, 2020, the sub-adviser agreed to voluntarily waive a portion of its sub-advisory fee (as a percentage of net assets) when the assets of these mandates, in the aggregate, exceed a specified level. This waiver is voluntary and may be discontinued by the sub-adviser upon obtaining consent from TAM.
(11)
The sub-adviser has voluntarily agreed to waive its sub-advisory fees to 0.14% of the first $250 million of average daily net assets; 0.11% of average daily net assets over $250 million up to $500 million; 0.09% of average daily net assets over $500 million up to $1 billion; 0.08% of average daily net assets in excess of $1 billion.
(12)
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Small/Mid Cap Value VP for the portion of assets that are sub-advised by Systematic Financial Management, L.P.
(13)
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Small/Mid Cap Value VP for the portion of assets that are sub-advised by Thompson, Siegel & Walmsley LLC.
(14)
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Aegon Sustainable Equity Income VP.
(15)
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica PIMCO Total Return VP.
(16)
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Inflation-Protected Securities. Effective July 2, 2018, the sub-adviser agreed to voluntarily waive a portion of its sub-advisory fee (as a percentage of daily net assets). This waiver is voluntary and may be discontinued by the sub-adviser upon obtaining consent from TAM.
(17)
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica US Growth, Transamerica WMC US Growth VP and the portion of the assets of Transamerica Large Growth that is sub-advised by Wellington Management Company LLP, and WMC Core Equity and Disciplined US Growth Equity, each separately managed accounts of Transamerica Life Insurance Company that are advised by Wellington Management Company LLP. Effective August 2, 2019, the sub-adviser agreed to voluntarily waive a portion of its sub-advisory fee (as a percentage of net assets) when the assets of these mandates, in the aggregate, exceed a specified level. This waiver is voluntary and may be discontinued by the sub-adviser upon obtaining consent from TAM.
The following table sets forth the total amounts of sub-advisory fee paid by TAM, on behalf of a fund, to each sub-adviser for the last three fiscal years.
“N/A” in the table below indicates that the fund was not in operation or did not have a sub-adviser during the relevant fiscal year and, accordingly, no sub-advisory fees are shown.
Fund Name	Sub-Advisory Fees Paid (Net of Fees Reimbursed)
	2020	2019	2018
Transamerica Asset Allocation – Conservative Portfolio	$565,407	$663,619	$781,231
Transamerica Asset Allocation – Growth Portfolio	$755,849	$874,891	$1,010,865
Transamerica Asset Allocation – Moderate Growth Portfolio	$1,139,016	$1,284,341	$1,454239
Transamerica Asset Allocation – Moderate Portfolio	$878,433	$1,005,986	$1,177,897
Transamerica Bond	$1,397,011	$924,050	$688,568
Transamerica Capital Growth	$6,587,592	$5,277,196	$3,371,170
Transamerica Core Bond	$1,124,598	$1,265,522	$1,372,966
Transamerica Emerging Markets Debt	$1,171,928	$1,546,717	$1,808,050
Transamerica Emerging Markets Opportunities	$1,388,878	N/A	N/A
Transamerica Energy Infrastructure	$1,379,689	$1,977,625	$2,151,616
Transamerica Event Driven	$578,897	$736,716	$858,963
Transamerica Floating Rate	$275,203	$1,385,954	$1,814,773
Transamerica Global Equity	$335,542	$386,848	$440,062
Transamerica Government Money Market	$337,290	$305,221	$464,088
Transamerica High Yield Bond	$2,842,721	$2,183,987	$2,568,654
Transamerica High Yield ESG	$7,134	N/A	N/A
Transamerica High Yield Muni	$243,639	$259,679	$262,034
Transamerica Inflation Opportunities	$221,224	$293,847	$356,500
Transamerica Intermediate Bond	$1,478,231	$1,889,537	$2,014,235
Transamerica Intermediate Muni	$2,668,537	$2,131,993	$2,043,812
Transamerica International Equity	$11,743,771	$13,575,292	$15,837,320
Transamerica International Growth	$3,251,548	$2,950,788	$4,186,619
Transamerica International Small Cap Value	$2,575,619	$2,880,838	$3,976,197
Transamerica International Stock	$221,331	$24,114	$439
Transamerica Large Cap Value	$3,011,411	$3,526,069	$3,809,748
Transamerica Large Growth	$1,679,967	$1,801,858	$1,972,589
Transamerica Mid Cap Growth	$1,055,300	$303,005	$645,782
Transamerica Mid Cap Value	$461,467	$571,572	$728,146
Transamerica Mid Cap Value Opportunities	$3,354,363	$4,292,930	$4,395,960
Transamerica Multi-Asset Income	$559,701	$443,981	$421,360
Transamerica Multi-Managed Balanced	$1,162,275,	$1,271,171	$1,337,589
Transamerica Short-Term Bond	$2,725,574	$3,174,529	$3,596,165
Transamerica Small Cap Growth	$687,995	$578,195	$636,134
Transamerica Small Cap Value	$470,266	$859,106	$1,092,533
Transamerica Small/Mid Cap Value	$2,239,108	$2,581,960	$2,787,336
Transamerica Sustainable Bond	$7,393	N/A	N/A
Transamerica Sustainable Equity Income	$907,715	$995,008	$1,215,907
Transamerica Total Return	$1,329,283	$1,504,848	$1,426,866
Transamerica Unconstrained Bond	$3,275,358	$1,740,094	$1,463,803
Transamerica US Growth	$2,429,890	$2,005,151	$2,064,000
Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio and Transamerica Asset Allocation – Moderate Portfolio (the “Asset Allocation funds”)
On August 28, 2020, TAM hired Goldman Sachs Asset Management, L.P. as sub-adviser to the Asset Allocation funds to furnish day-to-day investment advice and recommendations to the funds. Prior to August 28, 2020, Morningstar Investment Management LLC served as a portfolio construction manager to the Asset Allocation funds.

Transamerica Government Money Market
On November 1, 2018, TAM hired BlackRock Investment Management, LLC as sub-adviser to Transamerica Government Money Market to furnish day-to-day investment advice and recommendations to the fund. Prior to November 1, 2018, Aegon USA Investment Management, LLC (“AUIM”) served as sub-adviser to the fund.
Transamerica International Growth
On March 1, 2018, TAM hired TDAM USA Inc. as sub-adviser to Transamerica International Growth to furnish day-to-day investment advice and recommendations to the fund. Prior to March 1, 2018, MFS Investment Management served as sub-adviser to the fund. MFS Investment Management was paid $1,787,786 for the fiscal year ended October 31, 2018.
Transamerica Large Cap Value
On December 1, 2020, TAM hired Rothschild & Co Asset Management US Inc. as sub-adviser to Transamerica Large Cap Value to furnish day-to-day investment advice and recommendations to the fund. Prior to December 1, 2020, Levin Easterly Partners LLC served as sub-adviser to the fund.
Transamerica Large Growth
On October 18, 2019, TAM hired Morgan Stanley Investment Management Inc. as co-sub-adviser to Transamerica Large Growth to furnish day-to-day investment advice and recommendations to the fund. Prior to October 18, 2019, Jennison Associates LLC (“Jennison”) served as co-sub-adviser to Transamerica Large Growth. Jennison was paid $1,063,998 for the fiscal year ended October 31, 2019.
Transamerica Mid Cap Growth
On December 1, 2018, TAM hired Wellington Management Company LLP as sub-adviser to Transamerica Mid Cap Growth to furnish day-to-day investment advice and recommendations to the fund. Prior to December 1, 2018, Quantum Capital Management, LLP (“Quantum”) served as sub-adviser to the fund.
Transamerica Small Cap Value
On November 1, 2018, TAM hired Peregrine Capital Management, LLC as sub-adviser to Transamerica Small Cap Value to furnish day-to-day investment advice and recommendations to the fund. Prior to November 1, 2018, Boston Advisors, LLC (“Boston Advisors”) served as sub-adviser to the fund.
Transamerica Sustainable Equity Income
On December 1, 2020, TAM hired Aegon Asset Management UK plc as sub-adviser to Transamerica Sustainable Equity Income to furnish day-to-day investment advice and recommendations to the fund. Prior to December 1, 2020, Barrow, Hanley, Mewhinney & Strauss, LLC served as sub-adviser to the fund.
Portfolio Manager Information
Information regarding other accounts for which any portfolio manager is primarily responsible for the day-to-day investment advice and management or recommendations, a description of any material conflict of interest that may arise in connection with the portfolio manager’s management of the fund’s investments, the structure of, and method used to determine, the compensation of each portfolio manager and the dollar range of equity securities in the fund beneficially owned by each portfolio manager are provided in Appendix B of this SAI.
Transfer Agent
TFS serves as the transfer agent, withholding agent and dividend disbursing agent for each fund. As transfer agent, TFS maintains an account for each shareholder of a fund and performs other transfer agency functions. TFS has outsourced the provision of certain transfer agency services to DST Asset Manager Solutions, Inc., located at 2000 Crown Colony Drive, Quincy, MA 02169.
Class I and Class R3 shares may pay sub-transfer agency fees to financial intermediaries (including affiliates of TAM) that provide sub-transfer agency, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of TFS providing such services. The other share classes do not pay sub-transfer agency fees directly, but TFS may use its available resources to pay for sub-transfer agency services for any share class, including those that pay sub-transfer agency fees directly.
Each share class pays the following transfer agency fees and, as applicable, sub-transfer agency fees:

Class A, C, R, T *
Open Account	$24.00 per account
Closed Account	$2.00 per account
Class I*
Open Direct Account	$24.00 per account
Open Networked Account	$12.00 per account
Closed Account	$2.00 per account
Sub-Transfer Agent and Omnibus Intermediary Fees	Up to 10 bps
Class I2, R6*
Asset Fee to TFS	0.75 bps
Class R3*
Asset Fee to TFS	0.75 bps
Sub-Transfer Agent and Omnibus Intermediary Fees	Up to 15 bps
*
Applicable out-of pocket expenses, including, but not limited to, quarterly shareholder statements and postage, will be charged directly to the funds.
Transaction requests should be mailed to Transamerica Funds, P.O. Box 219945, Kansas City, MO 64121-9945 or Transamerica Funds, 330 W. 9th Street, Kansas City, MO 64105 (for overnight mail).
There were no brokerage credits received for the periods ended October 31, 2020, 2019 and 2018.
Custodian
State Street, located at One Lincoln Street, Boston, MA 02111, serves as the Trust’s custodian.
State Street, among other things, maintains a custody account or accounts in the name of each fund, receives and delivers all assets for the funds upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the funds and makes disbursements on behalf of the funds. State Street neither determines the funds’ investment policies nor decides which securities the funds will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The funds may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also acts as the funds’ securities lending agent and receives a share of the income generated by such activities.
Securities Lending Activities
The dollar amounts of income and fees and compensation paid to all service providers (including fees paid to State Street as securities lending agent and for cash collateral management) related to those funds that engaged in securities lending activities during the most recent fiscal year are provided in Appendix C of this SAI. The securities lending agent’s fees will be calculated on, and deducted from, the securities lending revenues of the applicable funds.
To the extent a fund engaged in securities lending activities, the services provided by State Street as securities lending agent would include: selection of securities to be loaned; locating borrowers previously approved by the funds’ board; negotiation of loan terms; monitoring daily the value of the loaned securities and collateral; requiring additional collateral as necessary; investing cash collateral in accordance with the funds’ instructions; marking to market non-cash collateral; maintaining custody of non-cash collateral; recordkeeping and account servicing; monitoring dividend activity and material proxy votes relating to loaned securities; transferring loaned securities; recalling loaned securities in accordance with the funds’ instructions; and arranging for return of loaned securities to the fund at loan termination.
Independent Registered Public Accounting Firm
Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116, serves as the Trust’s independent registered public accounting firm, and provides audit services and tax return review services.
Distributor and Distribution Plan
Distributor
Under the Underwriting Agreement, Transamerica Capital, Inc. (“TCI”), located at 1801 California Street, Suite 5200, Denver, CO 80202, is appointed as principal underwriter and distributor in connection with the offering and sale of shares of each fund. TCI is an affiliate of TAM. TCI offers the shares on an agency or “best efforts” basis under which a fund issues only the number of shares actually sold. Shares of each fund are continuously offered by TCI.
The Underwriting Agreement is renewable from year to year with respect to a fund if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

The Underwriting Agreement is terminable with respect to any fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by TCI, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Underwriting Agreement will automatically and immediately terminate in the event of its assignment.
“N/A” in the tables below indicates that the fund was not in operation during the relevant fiscal year or had share classes with no underwriting commissions, accordingly, no information is shown.
Underwriting Commission
Fund Name	Commissions Received for the Period Ended October 31			Commissions Retained for the Period Ended October 31
	2020	2019	2018	2020	2019	2018
Transamerica Asset Allocation – Conservative Portfolio	$295,638	$209,806	$228,927	$47,693	$34,089	$36,518
Transamerica Asset Allocation – Growth Portfolio	$525,982	$664,347	$822,473	$82,248	$104,655	$128,052
Transamerica Asset Allocation – Moderate Growth Portfolio	$672,625	$840,917	$1,226,878	$106,227	$135,217	$199,033
Transamerica Asset Allocation – Moderate Portfolio	$392,704	$480,416	$676,316	$63,227	$77,361	$109,404
Transamerica Bond	$272,964	$390,152	$245,954	$51,699	$75,182	$49,002
Transamerica Capital Growth	$3,783,000	$2,993,427	$2,442,660	$595,408	$466,554	$375,004
Transamerica Core Bond	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Emerging Markets Debt	$3,530	$8,042	$24,587	$655	$1,419	$4,754
Transamerica Emerging Markets Opportunities	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Energy Infrastructure	$62,440	$11,990	$42,862	$9,981	$1,790	$6,528
Transamerica Event Driven	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Floating Rate	$25,849	$48,713	$41,230	$4,544	$8,575	$7,651
Transamerica Global Equity	$14,350	$22,210	$50,361	$2,189	$3,387	$7,822
Transamerica Government Money Market	-	-	$1,078	-	-	$356
Transamerica High Yield Bond	$113,833	$96,257	$110,263	$21,480	$17,843	$20,736
Transamerica High Yield ESG	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica High Yield Muni	$35,065	$31,114	$16,427	$8,519	$8,065	$3,813
Transamerica Inflation Opportunities	$2,704	$201	$1,193	$539	$38	$246
Transamerica Intermediate Bond	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Intermediate Muni	$273,106	$279,037	$179,268	$67,842	$69,252	$43,608
Transamerica International Equity	$60,134	$82,074	$355,651	$9,189	$13,610	$56,399
Transamerica International Growth	$4,286	$2,830	$956	$603	$431	$188
Transamerica International Small Cap Value	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica International Stock	$456	$109	N/A	$73	$14	N/A
Transamerica Large Cap Value	$60,809	$225,612	$352,901	$9,940	$37,191	$57,097
Transamerica Large Growth	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Mid Cap Growth	$16,229	$34,037	$13,651	$2,633	$5,327	$2,120
Transamerica Mid Cap Value	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Mid Cap Value Opportunities	$54,814	$65,820	$99,208	$8,817	$10,296	$15,379
Transamerica Multi-Asset Income	$306,061	$174,112	$120,232	$52,124	$28,576	$19,277
Transamerica Multi-Managed Balanced	$736,019	$733,146	$569,987	$121,349	$125,115	$93,501
Transamerica Short-Term Bond	$217,588	$146,833	$183,151	$39,188	$28,358	$37,574
Transamerica Small Cap Growth	$26,087	$27,868	$17,917	$3,993	$4,579	$2,640
Transamerica Small Cap Value	$5,635	$2,780	$4,204	$888	$396	$695
Transamerica Small/Mid Cap Value	$107,754	$236,344	$273,514	$17,141	$37,311	$42,603
Transamerica Sustainable Bond	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Sustainable Equity Income	$28,535	$33,601	$80,846	$5,240	$5,490	$13,192
Transamerica Total Return	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Unconstrained Bond	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica US Growth	$252,623	$226,928	$215,848	$40,164	$35,955	$33,233

Fund Name	For the Period Ended October 31, 2020
	Net Underwriting Discounts and Commissions	Compensation on Redemptions & Repurchases	Brokerage Commissions	Other Compensation
Transamerica Asset Allocation – Conservative Portfolio	$47,693	$4,760	$0	$145,059
Transamerica Asset Allocation – Growth Portfolio	$82,248	$23,968	$0	$198,493
Transamerica Asset Allocation – Moderate Growth Portfolio	$106,227	$39,978	$0	$388,490
Transamerica Asset Allocation – Moderate Portfolio	$63,227	$15,585	$0	$334,586

Fund Name	For the Period Ended October 31, 2020
	Net Underwriting Discounts and Commissions	Compensation on Redemptions & Repurchases	Brokerage Commissions	Other Compensation
Transamerica Bond	$51,699	$27,638	$0	$(169,695)
Transamerica Capital Growth	$595,408	$63,463	$0	$(470,512)
Transamerica Core Bond	N/A	N/A	$0	N/A
Transamerica Emerging Markets Debt	$655	$256	$0	$7,799
Transamerica Emerging Markets Opportunities	N/A	N/A	N/A	N/A
Transamerica Energy Infrastructure	$9,981	$1,262	$0	$8,801
Transamerica Event Driven	N/A	N/A	$0	N/A
Transamerica Floating Rate	$4,544	$12,262	$0	$9,389
Transamerica Global Equity	$2,189	$142	$0	$10,262
Transamerica Government Money Market	$0	$39,870	$0	$(8,973)
Transamerica High Yield Bond	$21,480	$5,865	$0	$16,254
Transamerica High Yield ESG	N/A	N/A	$0	N/A
Transamerica High Yield Muni	$8,519	$3,446	$0	$(3,220)
Transamerica Inflation Opportunities	$539	$0	$0	$994
Transamerica Intermediate Bond	N/A	N/A	$0	N/A
Transamerica Intermediate Muni	$67,842	$15,056	$0	$(40,628)
Transamerica International Equity	$9,189	$1,869	$0	$47,792
Transamerica International Growth	$603	$0	$0	$(4)
Transamerica International Small Cap Value	N/A	N/A	$0	N/A
Transamerica International Stock	$73	$0	$0	$(13)
Transamerica Large Cap Value	$9,940	$7,451	$0	$33,670
Transamerica Large Growth	N/A	N/A	N/A	$805,163
Transamerica Mid Cap Growth	$2,633	$40	$0	$706
Transamerica Mid Cap Value	N/A	N/A	$0	N/A
Transamerica Mid Cap Value Opportunities	$8,817	$3,159	$0	$8,878
Transamerica Multi-Asset Income	$52,124	$19,376	$0	$(86,082)
Transamerica Multi-Managed Balanced	$121,349	$19,440	$0	$(50,980)
Transamerica Short-Term Bond	$39,188	$72,501	$0	$(397,830)
Transamerica Small Cap Growth	$3,993	$70	$0	$5,301
Transamerica Small Cap Value	$888	$18	$0	$1,115
Transamerica Small/Mid Cap Value	$17,141	$4,153	$0	$97,571
Transamerica Sustainable Bond	N/A	N/A	$0	N/A
Transamerica Sustainable Equity Income	$5,240	$81	$0	$1,101
Transamerica Total Return	N/A	N/A	$0	N/A
Transamerica Unconstrained Bond	N/A	N/A	$0	$0
Transamerica US Growth	$40,164	$949	$0	$1,210
Distribution Plan
The Trust adopted a distribution plan (“12b-1 Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act applicable to Class A, Class C, Class R and Class R3 shares of the funds, as applicable. Class I, Class I2, Class R6, and Class T shares are not subject to distribution and service fees.
Each fund’s 12b-1 Distribution Plan permits the fund to pay fees to TCI and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the 12b-1 Distribution Plan, the fund would not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. Under each 12b-1 Distribution Plan, a fund may pay the fees to the Distributor and others until the 12b-1 Distribution Plan is terminated or not renewed.
The 12b-1 Distribution Plan will remain in effect for successive one year periods, so long as such continuance is approved annually by vote of the fund’s Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such continuance. For so long as the 12b-1 Distribution Plan is in effect, selection and nomination of the Trustees who are not interested persons of the fund shall be committed to the discretion of the Trustees who are not interested persons of the fund.
The 12b-1 Distribution Plan may be amended by vote of the Trustees, including a majority of the Independent Trustees of the fund that have no direct or indirect financial interest in the operation of the 12b-1 Distribution Plan or any agreement relating thereto, cast in person at a meeting called for that purpose. Any amendment of the 12b-1 Distribution Plan that would materially increase the costs to a fund requires approval by the shareholders of that fund.

Any amendment of the 12b-1 Distribution Plan that would materially increase the costs to a particular class of shares of a fund also requires approval by the shareholders of that class.
A 12b-1 Distribution Plan may be terminated as to a class of shares of a fund at any time by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the applicable class.
Under the 12b-1 Distribution Plan for Class A shares, a fund may pay TCI and/or financial intermediaries annual distribution and service fees of up to 0.25% of the average daily net assets of the fund’s Class A shares. For Class C shares, a fund may pay TCI and/or financial intermediaries annual distribution and service fees of up to 1.00% of the average daily net assets of the fund’s Class C shares. For Class R and Class R3 shares, a fund may pay TCI and/or financial intermediaries annual distribution and service fees of up to 0.50% of the average daily net assets of the fund’s Class R and Class R3 shares.
Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Financial intermediaries that receive distribution and/or service fees may in turn pay and/or reimburse all or a portion of these fees to their customers. The prospectus contains a description of distribution and service fees payable under the 12b-1 Distribution Plan with respect to the shares offered in that prospectus.
TCI may use the fees payable under the 12b-1 Distribution Plan as it deems appropriate to pay for activities or expenses primarily intended to result in the sale of Class A, Class C, Class R or Class R3 shares, or in personal service to and/or maintenance of these shareholder accounts.
More specifically, these fees may be used by TCI or a financial intermediary for expenses related to a fund, including: costs of printing and distributing the fund prospectuses, statements of additional information and reports to prospective investors in the fund; costs involved in preparing, printing and distributing sales literature pertaining to the fund and reports for persons other than existing shareholders; an allocation of overhead and other branch office distribution-related expenses of TCI or a financial intermediary; payments made to, and expenses of, a TCI or a financial intermediary and other persons who provide support or personal services to shareholders in connection with the distribution of the fund’s shares; and interest-related expenses, or the cost of capital associated with, the financing of any of the foregoing. In the case of funds or classes of shares that are closed to new investors or investments, TCI also may use the fees payable under the 12b-1 Distribution Plan to make payments to brokers and other financial intermediaries for past sales and distribution efforts.
In the case of a fund or a class of shares that is closed to new investors or investments, the fees are paid for services to and for maintenance of existing shareholder accounts and compensation of broker-dealers or other intermediaries for past sales and distribution efforts.
In determining whether to approve the 12b-1 Distribution Plan and the Distribution Agreements, the Trustees considered the anticipated benefits to shareholders from adopting the 12b-1 Distribution Plans and Distribution Agreements. The Trustees were informed by representatives of TCI that payments of distribution-related expenses by the funds under the 12b-1 Distribution Plans would provide incentives to TCI to establish and maintain an enhanced distribution system whereby new investors will be attracted to the funds. The Trustees believe the 12b-1 Distribution Plan will enable each fund to promote sales of its shares and provide personal service and maintenance with respect to shareholder accounts as appropriate for the fund. In turn, these promotion efforts are expected to result in increased sales and lead to an increase in a fund’s net asset levels, which should enable the funds to achieve economies of scale and lower their per-share operating expenses. In addition, higher net asset levels could enhance the investment management of the funds, for net inflows of cash from new sales may enable a fund’s investment manager and sub-adviser to take advantage of attractive investment opportunities. Finally, reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the capital necessary to meet redemption requests.
The 12b-1 Distribution Plan requires that at least quarterly the Trust and the Distributor shall provide to the Board of Trustees and the Board of Trustees shall review a written report of the amounts expended (and the purposes therefor) under the 12b-1 Distribution Plan.
Distribution Fees Paid Under the 12b-1 Distribution Plan
The table below shows the total dollar amounts paid to the Distributor for the last three fiscal years.
“N/A” in the table below indicates that the fund was not in operation during the relevant fiscal year and, accordingly, no distribution fees are shown.
Fund	2020	2019	2018
Transamerica Asset Allocation – Conservative Portfolio	$3,323,628	$3,919,038	$5,752,777
Transamerica Asset Allocation – Growth Portfolio	$5,568,413	$6,691,316	$9,698,031
Transamerica Asset Allocation – Moderate Growth Portfolio	$9,565,013	$11,441,093	$16,302,757
Transamerica Asset Allocation – Moderate Portfolio	$6,506,308	$7,959,961	$11,448,371
Transamerica Bond	$4,841,484	$4,249,405	$1,003,470
Transamerica Capital Growth	$13,734,365	$9,079,539	$8,170,857
Transamerica Emerging Markets Debt	$973,586	$1,424,667	$503,578

Fund	2020	2019	2018
Transamerica Emerging Markets Opportunities	$0	N/A	N/A
Transamerica Energy Infrastructure	$210,790	$270,018	$415,631
Transamerica Event Driven	$2,213	$1,744	$9,212
Transamerica Floating Rate	$454,878	$672,518	$1,006,950
Transamerica Global Equity	$374,152	$486,962	$597,744
Transamerica Government Money Market	$269,022	$629,629	$2,421,413
Transamerica High Yield Bond	$2,379,371	$1,213,512	$1,491,012
Transamerica High Yield ESG	$0	N/A	N/A
Transamerica High Yield Muni	$362,766	$425,691	$367,971
Transamerica Inflation Opportunities	$33,495	$22,950	$9,724
Transamerica Intermediate Muni	$4,793,714	$6,028,955	$4,220,133
Transamerica International Equity	$8,606,086	$8,163,968	$3,440,849
Transamerica International Growth	$718	$475	$873
Transamerica International Small Cap Value	$727,590	$453,943	N/A
Transamerica International Stock	$4,100	$4,060	$22,158
Transamerica Large Cap Value	$815,109	$1,916,042	$2,023,265
Transamerica Large Growth	$114,512	$97,241	$49,365
Transamerica Mid Cap Growth	$57,305	$48,845	$104,965
Transamerica Mid Cap Value Opportunities	$2,327,157	$1,843,632	$1,593,435
Transamerica Multi-Asset Income	$1,429,018	$1,074,108	$437,976
Transamerica Multi-Managed Balanced	$5,408,935	$4,725,438	$5,014,148
Transamerica Short-Term Bond	$10,562,172	$12,321,435	$12,263,502
Transamerica Small Cap Growth	$245,146	$214,052	$318,975
Transamerica Small Cap Value	$53,960	$61,063	$36,527
Transamerica Small/Mid Cap Value	$2,851,623	$4,182,963	$1,535,274
Transamerica Sustainable Bond	$0	N/A	N/A
Transamerica Sustainable Equity Income	$276,410	$311,087	$533,423
Transamerica Unconstrained Bond	$2,060	$2,779	$0
Transamerica US Growth	$4,066,524	$3,424,636	$1,332,737
The table below shows total distribution and service fees and expenses paid to the Distributor for the fiscal year ended October 31, 2020 with respect to Class A, Class C, Class I, Class R, Class R3* and Class R6 shares of the funds.
“N/A” in the table below indicates that the fund was not in operation during the relevant fiscal year and, accordingly, no distribution fees are shown.
Transamerica Asset Allocation – Conservative Portfolio
Promotion and Distribution Expenses	Class A	Class C	Class R	Class I
Compensation to dealers	$1,488,857	$889,042	$0	$0
Compensation to Sales Personnel	195,669	70,081	672	11,432
Printing and Postage	12,799	4,221	33	662
Promotional Expenses	58,354	19,243	152	3,017
Travel	27,634	9,112	72	1,429
Office and Other Expenses	383,758	126,548	998	19,843
TOTALS	$2,167,071	$1,118,247	$1,927	$36,383

Transamerica Asset Allocation – Growth Portfolio
Promotion and Distribution Expenses	Class A	Class C	Class R	Class I
Compensation to dealers	$2,098,533	$1,462,523	$25,975	$0
Compensation to Sales Personnel	428,019	109,600	1,075	23,004
Printing and Postage	29,302	6,819	61	1,475
Promotional Expenses	133,592	31,089	276	6,726
Travel	63,262	14,722	131	3,185
Office and Other Expenses	878,544	204,452	1,818	44,230
TOTALS	$3,631,252	$1,829,205	$29,336	$78,620

Transamerica Asset Allocation – Moderate Growth Portfolio
Promotion and Distribution Expenses	Class A	Class C	Class R	Class I
Compensation to dealers	$3,664,042	$2,490,720	$31,139	$0
Compensation to Sales Personnel	719,322	184,098	1,355	38,672
Printing and Postage	50,102	11,823	75	2,605

Transamerica Asset Allocation – Moderate Growth Portfolio
Promotion and Distribution Expenses	Class A	Class C	Class R	Class I
Promotional Expenses	228,424	53,905	341	11,875
Travel	108,171	25,527	161	5,624
Office and Other Expenses	1,502,197	354,498	2,240	78,097
TOTALS	$6,272,258	$3,120,571	$35,311	$136,873

Transamerica Asset Allocation – Moderate Portfolio
Promotion and Distribution Expenses	Class A	Class C	Class R	Class I
Compensation to dealers	$2,572,176	$1,811,844	$0	$0
Compensation to Sales Personnel	431,515	132,741	3,027	28,175
Printing and Postage	29,876	8,682	107	1,834
Promotional Expenses	136,210	39,583	487	8,360
Travel	64,502	18,744	231	3,959
Office and Other Expenses	895,762	260,310	3,202	54,981
TOTALS	$4,130,041	$2,271,904	$7,054	$97,309

Transamerica Bond
Promotion and Distribution Expenses	Class A	Class C	Class I	Class R6
Compensation to dealers	$387,480	$1,023,075	$0	$0
Compensation to Sales Personnel	116,184	81,508	1,841,374	4,015
Printing and Postage	3,270	2,309	31,189	45
Promotional Expenses	14,907	10,525	142,196	205
Travel	7,059	4,984	67,337	97
Office and Other Expenses	98,033	69,216	935,131	1,345
TOTALS	$626,933	$1,191,617	$3,017,227	$5,707

Transamerica Capital Growth
Promotion and Distribution Expenses	Class A	Class C	Class I	Class R6
Compensation to dealers	$1,604,134	$3,313,422	$0	$0
Compensation to Sales Personnel	838,550	399,431	3,624,674	11,747
Printing and Postage	23,704	13,065	66,937	866
Promotional Expenses	108,069	59,565	305,174	3,948
Travel	51,176	28,207	144,516	1,870
Office and Other Expenses	710,697	391,720	2,006,930	25,963
TOTALS	$3,336,330	$4,205,410	$6,148,231	$44,394

Transamerica Emerging Markets Debt
Promotion and Distribution Expenses	Class A	Class C	Class I	Class R6
Compensation to dealers	$21,898	$64,485	$0	$0
Compensation to Sales Personnel	4,898	5,296	347,696	14,458
Printing and Postage	309	292	12,804	252
Promotional Expenses	1,407	1,333	58,374	1,148
Travel	666	631	27,643	544
Office and Other Expenses	9,251	8,767	383,886	7,548
TOTALS	$38,429	$80,804	$830,403	$23,950

Transamerica Emerging Markets Opportunities
Promotion and Distribution Expenses	Class A	Class C	Class I	Class R6
Compensation to dealers	N/A	N/A	N/A	N/A
Compensation to Sales Personnel	N/A	N/A	N/A	N/A
Printing and Postage	N/A	N/A	N/A	N/A
Promotional Expenses	N/A	N/A	N/A	N/A
Travel	N/A	N/A	N/A	N/A
Office and Other Expenses	N/A	N/A	N/A	N/A
TOTALS	$0	$0	$0	$0

Transamerica Energy Infrastructure
Promotion and Distribution Expenses	Class A	Class C	Class I
Compensation to dealers	$34,093	$80,412	$0
Compensation to Sales Personnel	12,807	6,608	25,897
Printing and Postage	497	351	505
Promotional Expenses	2,264	1,598	2,302
Travel	1,072	757	1,090
Office and Other Expenses	14,888	10,510	15,139
TOTALS	$65,621	$100,236	$44,933

Transamerica Event Driven
Promotion and Distribution Expenses	Class A	Class I
Compensation to dealers	$0	$0
Compensation to Sales Personnel	N/A	586
Printing and Postage	N/A	43
Promotional Expenses	N/A	197
Travel	N/A	93
Office and Other Expenses	N/A	1,294
TOTALS	$0	$2,213

Transamerica Floating Rate
Promotion and Distribution Expenses	Class A	Class C	Class I
Compensation to dealers	$44,733	$142,368	$0
Compensation to Sales Personnel	16,130	11,550	89,918
Printing and Postage	576	613	2,794
Promotional Expenses	2,627	2,796	12,738
Travel	1,244	1,324	6,032
Office and Other Expenses	17,279	18,385	83,771
TOTALS	$82,589	$177,036	$195,253

Transamerica Global Equity
Promotion and Distribution Expenses	Class A	Class C	Class I	Class R6
Compensation to dealers	$130,714	$58,440	$0	$0
Compensation to Sales Personnel	28,099	3,980	17,946	37
Printing and Postage	1,997	272	1,307	3
Promotional Expenses	9,106	1,242	5,958	12
Travel	4,312	588	2,821	6
Office and Other Expenses	59,883	8,168	39,180	81
TOTALS	$234,111	$72,690	$67,212	$139

Transamerica Government Money Market
Promotion and Distribution Expenses	Class A	Class C	Class I
Compensation to dealers	$153,334	$36,820	$0
Compensation to Sales Personnel	N/A	12,935	16,622
Printing and Postage	N/A	601	707
Promotional Expenses	N/A	2,742	3,221
Travel	N/A	1,298	1,525
Office and Other Expenses	N/A	18,032	21,185
TOTALS	$153,334	$72,428	$43,260

Transamerica High Yield Bond
Promotion and Distribution Expenses	Class A	Class C	Class I	Class R6
Compensation to dealers	$212,337	$209,818	$0	$0
Compensation to Sales Personnel	61,055	12,720	1,380,106	27,172
Printing and Postage	2,067	649	9,219	695
Promotional Expenses	9,423	2,959	42,032	3,169
Travel	4,462	1,401	19,904	1,501
Office and Other Expenses	61,966	19,457	276,418	20,841
TOTALS	$351,310	$247,004	$1,727,679	$53,378

Transamerica High Yield ESG
Promotion and Distribution Expenses	Class A	Class C	Class I	Class R6
Compensation to dealers	N/A	N/A	$0	N/A
Compensation to Sales Personnel	N/A	N/A	0	N/A
Printing and Postage	N/A	N/A	0	N/A
Promotional Expenses	N/A	N/A	0	N/A
Travel	N/A	N/A	0	N/A
Office and Other Expenses	N/A	N/A	0	N/A
TOTALS	$0	$0	$0	$0

Transamerica High Yield Muni
Promotion and Distribution Expenses	Class A	Class C	Class I
Compensation to dealers	$29,309	$89,942	$0
Compensation to Sales Personnel	15,190	8,907	113,870
Printing and Postage	551	339	1,910
Promotional Expenses	2,513	1,544	8,707
Travel	1,190	731	4,123
Office and Other Expenses	16,526	10,157	57,257
TOTALS	$65,279	$111,620	$185,867

Transamerica Inflation Opportunities
Promotion and Distribution Expenses	Class A	Class C	Class I	Class R6
Compensation to dealers	$2,928	$4,385	$0	$0
Compensation to Sales Personnel	4,378	313	10,598	33
Printing and Postage	51	23	212	2
Promotional Expenses	233	104	965	11
Travel	110	49	457	5
Office and Other Expenses	1,532	685	6,349	72
TOTALS	$9,232	$5,559	$18,581	$123

Transamerica Intermediate Bond
Promotion and Distribution Expenses	Class R6
Compensation to dealers	N/A
Compensation to Sales Personnel	N/A
Printing and Postage	N/A
Promotional Expenses	N/A
Travel	N/A
Office and Other Expenses	N/A
TOTALS	$0

Transamerica Intermediate Muni
Promotion and Distribution Expenses	Class A	Class C	Class I
Compensation to dealers	$428,399	$1,023,217	$0
Compensation to Sales Personnel	148,959	67,869	2,135,848
Printing and Postage	3,053	1,824	21,367
Promotional Expenses	13,920	8,314	97,416
Travel	6,592	3,937	46,132
Office and Other Expenses	91,545	54,678	640,644
TOTALS	$692,468	$1,159,839	$2,941,407

Transamerica International Equity
Promotion and Distribution Expenses	Class A	Class C	Class I	Class R6
Compensation to dealers	$380,682	$321,490	$0	$0
Compensation to Sales Personnel	143,295	25,099	3,996,013	215,137
Printing and Postage	5,304	1,474	79,253	7,452
Promotional Expenses	24,184	6,718	361,328	33,973
Travel	11,452	3,182	171,107	16,088
Office and Other Expenses	159,039	44,183	2,376,215	223,418
TOTALS	$723,956	$402,146	$6,983,916	$496,068

Transamerica International Growth
Promotion and Distribution Expenses	Class A	Class I	Class R6
Compensation to dealers	$346	$0	$0
Compensation to Sales Personnel	82	11	6
Printing and Postage	6	1	0
Promotional Expenses	27	4	2
Travel	13	2	1
Office and Other Expenses	180	24	13
TOTALS	$654	$42	$22

Transamerica International Small Cap Value
Promotion and Distribution Expenses	Class A	Class C	Class I
Compensation to dealers	$0	$0	$0
Compensation to Sales Personnel	0	0	436,828
Printing and Postage	0	0	7,712
Promotional Expenses	0	0	35,162
Travel	0	0	16,651
Office and Other Expenses	0	0	231,237
TOTALS	$0	$0	$727,590

Transamerica International Stock
Promotion and Distribution Expenses	Class A	Class I	Class R6
Compensation to dealers	$1,187	$0	$0
Compensation to Sales Personnel	263	256	252
Printing and Postage	19	19	19
Promotional Expenses	88	86	85
Travel	42	41	40
Office and Other Expenses	580	566	557
TOTALS	$2,179	$968	$953

Transamerica Large Cap Value
Promotion and Distribution Expenses	Class A	Class C	Class I	Class R6
Compensation to dealers	$157,550	$206,166	$0	$0
Compensation to Sales Personnel	24,355	14,139	134,696	1,437
Printing and Postage	1,437	902	4,947	55
Promotional Expenses	6,552	4,115	22,553	250
Travel	3,103	1,948	10,680	118
Office and Other Expenses	43,091	27,058	148,315	1,642
TOTALS	$236,088	$254,328	$321,191	$3,502

Transamerica Large Growth
Promotion and Distribution Expenses	Class R6
Compensation to dealers	N/A
Compensation to Sales Personnel	N/A
Printing and Postage	N/A
Promotional Expenses	N/A
Travel	N/A
Office and Other Expenses	N/A
TOTALS	$0

Transamerica Mid Cap Growth
Promotion and Distribution Expenses	Class A	Class C	Class I	Class R6
Compensation to dealers	$31,092	$11,506	$0	N/A
Compensation to Sales Personnel	3,425	1,008	1,302	N/A
Printing and Postage	127	56	55	N/A
Promotional Expenses	581	254	250	N/A
Travel	275	120	118	N/A
Office and Other Expenses	3,822	1,673	1,641	N/A
TOTALS	$39,322	$14,617	$3,366	$0

Transamerica Mid Cap Value Opportunities
Promotion and Distribution Expenses	Class A	Class C	Class I	Class R6
Compensation to dealers	$44,729	$151,385	$0	$0
Compensation to Sales Personnel	14,772	12,142	760,023	215,395
Printing and Postage	699	640	19,906	8,694
Promotional Expenses	3,187	2,917	90,755	39,636
Travel	1,509	1,381	42,977	18,770
Office and Other Expenses	20,961	19,184	596,836	260,659
TOTALS	$85,857	$187,649	$1,510,497	$543,154

Transamerica Multi-Asset Income
Promotion and Distribution Expenses	Class A	Class C	Class I
Compensation to dealers	$105,163	$591,307	$0
Compensation to Sales Personnel	36,880	56,228	218,721
Printing and Postage	1,516	2,183	7,460
Promotional Expenses	6,914	9,951	34,013
Travel	3,274	4,712	16,107
Office and Other Expenses	45,468	65,441	223,680
TOTALS	$199,215	$729,822	$499,981

Transamerica Multi-Managed Balanced
Promotion and Distribution Expenses	Class A	Class C	Class I	Class R6
Compensation to dealers	$1,472,355	$2,034,729	$0	$0
Compensation to Sales Personnel	250,309	200,935	270,916	11,719
Printing and Postage	12,806	8,635	9,249	290
Promotional Expenses	58,386	39,369	42,167	1,321
Travel	27,649	18,643	19,968	626
Office and Other Expenses	383,967	258,903	277,306	8,687
TOTALS	$2,205,472	$2,561,214	$619,606	$22,643

Transamerica Short-Term Bond
Promotion and Distribution Expenses	Class A	Class C	Class I	Class R6
Compensation to dealers	$2,255,197	$2,477,078	$0	$0
Compensation to Sales Personnel	468,478	149,307	2,953,722	37,853
Printing and Postage	11,586	5,732	40,814	767
Promotional Expenses	52,822	26,134	186,076	3,498
Travel	25,014	12,376	88,117	1,657
Office and Other Expenses	347,376	171,863	1,223,699	23,006
TOTALS	$3,160,473	$2,842,490	$4,492,428	$66,781

Transamerica Small Cap Growth
Promotion and Distribution Expenses	Class A	Class C	Class I	Class R6
Compensation to dealers	$38,005	$31,029	$0	$0
Compensation to Sales Personnel	8,411	2,313	94,665	43
Printing and Postage	270	153	1,449	3
Promotional Expenses	1,229	697	6,607	14
Travel	582	330	3,129	7
Office and Other Expenses	8,081	4,586	43,448	95
TOTALS	$56,578	$39,108	$149,298	$162

Transamerica Small Cap Value
Promotion and Distribution Expenses	Class A	Class C	Class I	Class R6
Compensation to dealers	$10,129	$5,019	$0	$0
Compensation to Sales Personnel	2,695	345	10,852	28
Printing and Postage	101	25	533	2
Promotional Expenses	459	114	2,428	9
Travel	217	54	1,150	4
Office and Other Expenses	3,016	752	15,967	61
TOTALS	$16,617	$6,309	$30,930	$104

Transamerica Small/Mid Cap Value
Promotion and Distribution Expenses	Class A	Class C	Class I	Class R6
Compensation to dealers	$772,554	$700,239	$0	$0
Compensation to Sales Personnel	140,803	48,619	306,857	29,415
Printing and Postage	8,494	3,203	10,170	763
Promotional Expenses	38,723	14,603	46,367	3,477
Travel	18,338	6,915	21,957	1,646
Office and Other Expenses	254,658	96,032	304,925	22,865
TOTALS	$1,233,570	$869,611	$690,276	$58,166

Transamerica Sustainable Bond
Promotion and Distribution Expenses	Class A	Class C	Class I	Class R6
Compensation to dealers	N/A	N/A	$0	N/A
Compensation to Sales Personnel	N/A	N/A	0	N/A
Printing and Postage	N/A	N/A	0	N/A
Promotional Expenses	N/A	N/A	0	N/A
Travel	N/A	N/A	0	N/A
Office and Other Expenses	N/A	N/A	0	N/A
TOTALS	$0	$0	$0	$0

Transamerica Sustainable Equity Income
Promotion and Distribution Expenses	Class A	Class C	Class I	Class R6
Compensation to dealers	$187,301	$37,993	$0	$0
Compensation to Sales Personnel	6,513	2,661	8,850	1
Printing and Postage	368	157	352	0
Promotional Expenses	1,679	716	1,607	0
Travel	795	339	761	0
Office and Other Expenses	11,041	4,708	10,566	2
TOTALS	$207,697	$46,574	$22,136	$3

Transamerica Unconstrained Bond
Promotion and Distribution Expenses	Class A	Class C	Class I
Compensation to dealers	$0	$0	$0
Compensation to Sales Personnel	0	0	1,089
Printing and Postage	0	0	26
Promotional Expenses	0	0	117
Travel	0	0	56
Office and Other Expenses	0	0	772
TOTALS	$0	$0	$2,060

Transamerica US Growth
Promotion and Distribution Expenses	Class A	Class C	Class I	Class R6
Compensation to dealers	$1,814,948	$163,897	$0	N/A
Compensation to Sales Personnel	393,459	13,020	210,118	N/A
Printing and Postage	27,392	776	10,853	N/A
Promotional Expenses	124,884	3,536	49,478	N/A
Travel	59,139	1,674	23,431	N/A
Office and Other Expenses	821,280	23,252	325,387	N/A
TOTALS	$3,241,102	$206,155	$619,267	$0
* Class R3 shares are not currently offered.
Dealer Reallowances
Class A, Class C, Class R3 and Class T Shares Only (not applicable to Class I, Class I2, Class R or Class R6 Shares)
Transamerica Funds sells shares of its funds both directly and through authorized dealers. When you buy shares, your fund receives the entire NAV of the shares you purchase. TCI keeps the sales charge, then “reallows” a portion to the dealers through which shares were purchased. This is how dealers are compensated. From time to time, and particularly in connection with sales that are not subject to a sales charge, TCI may enter into agreements with a broker or dealer whereby the dealer reallowance is less than the amounts indicated in the following tables.
Promotions may also involve non-cash incentives such as prizes or merchandise. Non-cash compensation may also be in the form of attendance at seminars conducted by TCI, including lodging and travel expenses, in accordance with the rules of the FINRA.

Reallowances may also be given to financial institutions to compensate them for their services in connection with Class A share sales and servicing of shareholder accounts.
Class A Share Dealer Reallowances
(all funds except Transamerica Bond, Transamerica Emerging Markets Debt, Transamerica Floating Rate, Transamerica High Yield Bond,
Transamerica High Yield ESG, Transamerica High Yield Muni, Transamerica Inflation Opportunities, Transamerica Intermediate Muni,
Transamerica Government Money Market, Transamerica Short-Term Bond and Transamerica Sustainable Bond)

Amount of Purchase	Reallowance to Dealers as a Percent of Offering Price
Under $50 Thousand	4.75%
$50 Thousand to under $100 Thousand	4.00%
$100 Thousand to under $250 Thousand	2.75%
$250 Thousand to under $500 Thousand	2.25%
$500 Thousand to under $1 Million	1.75%
For purchases of $1 Million and above:
$1 Million to under $5 Million	1.00%(a)
$5 Million to under $50 Million	Plus 0.50%(a)
$50 Million and above	Plus 0.25%(a)

Class A Share Dealer Reallowances
(Transamerica Bond, Transamerica Emerging Markets Debt, Transamerica Floating Rate, Transamerica High Yield Bond, Transamerica High
Yield ESG, Transamerica Inflation Opportunities and Transamerica Sustainable Bond)

Amount of Purchase	Reallowance to Dealers as a Percent of Offering Price
Under $50 Thousand	4.00%
$50 Thousand to under $100 Thousand	3.25%
$100 Thousand to under $250 Thousand	2.75%
$250 Thousand to under $500 Thousand	1.75%
$500 Thousand to under $1 Million	1.00%
For purchases of $1 Million and above:
$1 Million to under $5 Million	0.50%(a)
$5 Million and above	Plus 0.25%(a)

Class A Share Dealer Reallowances (Transamerica High Yield Muni and Transamerica Intermediate Muni)
Amount of Purchase	Reallowance to Dealers as a Percent of Offering Price
Under $50 Thousand	2.75%
$50 Thousand to under $100 Thousand	2.00%
$100 Thousand to under $250 Thousand	1.50%
$250 Thousand to under $500 Thousand	1.00%
$500 Thousand to under $1 Million	0.50%
For purchases of $1 Million and above:
$1 Million to under $5 Million	0.50%(a)
$5 Million and above	Plus 0.25%(a)

Class A Share Dealer Reallowances (Transamerica Short-Term Bond)
Amount of Purchase	Reallowance to Dealers as a Percent of Offering Price
Under $250 Thousand	2.00%
$250 Thousand to under $5 Million	0.50%
$5 Million and Above	Plus 0.25%(a)

Class C Share Dealer Reallowances (all funds except Transamerica High Yield Muni and Transamerica Intermediate Muni)
Amount of Purchase	Reallowance to Dealers as a Percent of Offering Price
All purchases	1.00%(b)*

Class C Share Dealer Reallowances (Transamerica High Yield Muni and Transamerica Intermediate Muni)
Amount of Purchase	Reallowance to Dealers as a Percent of Offering Price
All purchases	0.75%(b)*

Class T Share Dealer Reallowances (Transamerica US Growth)
Amount of Purchase	Reallowance to Dealers as a Percent of Offering Price
Under $10,000	7.00%
$10,000 to under $25,000	6.25%
$25,000 to under $50,000	5.50%
$50,000 to under $75,000	5.00%
$75,000 to under $100,000	4.25%
$100,000 to under $250,000	3.75%
$250,000 to under $500,000	2.50%
$500,000 to under $1,000,000	1.00%
$1,000,000 and over	1.00%
(a)
No Dealer Reallowance is paid on purchases made on behalf of wrap accounts for the benefit of certain broker-dealers, financial institutions, or financial planners, who have entered into arrangements with Transamerica Funds or TCI, and for purchases made by a retirement plan described in Section 401(a), 401(k), 401(m), or 457 of the Code.
(b)
From time to time, TCI may enter into agreements with brokers and dealers whereby the dealer allowance may be less than the amount indicated. Such agreements would also provide that the applicable shares could be subject to a contingent deferred sales charge for a period less than the otherwise applicable period.
*
All shares designated as Class C2 shares on March 1, 2004 were converted to Class C shares on June 15, 2004. On September 24, 2004, Class M shares were converted into Class C shares.
Note: There is no sales charge on Class A shares of Transamerica Government Money Market.
Purchase, Redemption and Pricing of Shares
Shareholder Accounts
Detailed information about general procedures for Shareholder Accounts and specific types of accounts is set forth in each fund’s prospectus.
Purchase of Shares
Class A, Class C, Class I, Class I2, Class R, Class R1, Class R2, Class R3, Class R6 and Class T Shares
As stated in the prospectuses, Transamerica Funds currently offers investors a choice of twelve classes of shares: Class A, Class C, Class I, Class I2, Class I3, Class R, Class R1, Class R2, Class R3, Class R4, Class R6 and Class T shares. Not all Transamerica Funds offer all classes of shares.
Class A and Class C shares of a fund can be purchased through TCI or through broker-dealers or other financial institutions that have sales agreements with TCI. Shares of each fund are sold at the NAV as determined at the close of the regular session of business on the NYSE next occurring after a purchase order is received and accepted by the fund. (The applicable sales charge is added in the case of Class A and Class T shares.) The prospectus contains detailed information about the purchase of fund shares.
Subject to the conditions and circumstances set out below, effective March 16, 2021, Class C shares automatically convert to Class A shares after eight years from the date of purchase, provided that the relevant Transamerica Funds or the financial intermediary through which you have purchased or hold Class C shares, has records verifying that the Class C shares have been held for at least eight years. Please check with your financial intermediary for details. Please note that the financial intermediary involved with your share purchase is solely responsible for converting any eligible Class C shares in an omnibus arrangement. Certain financial intermediaries may choose to convert your Class C shares in an omnibus arrangement earlier than eight years. The automatic conversion of Class C shares to Class A shares will not apply to Class C shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account. Account numbers will need to be provided by the financial intermediary holding the group retirement plan(s) to have those accounts excluded from the automatic conversion. In such circumstances, please speak to your financial advisor (or the plan provider’s financial intermediary) for further information.
Class I shares are currently primarily offered for investment to institutional investors including, but not limited to, fee-based programs, qualified retirement plans, certain endowment plans and foundations and Directors, Trustees and employees of the funds’ affiliates. The minimum investment for Class I shares is $1,000,000 per fund account, but will be waived for certain investors, including fee-based programs, qualified retirement plans, financial intermediaries that submit trades on behalf of underlying investors Directors, Trustees and officers of any Transamerica-sponsored funds, and employees of Transamerica and its affiliates.

Class I2 shares are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the funds are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts.
This SAI only references the Class R shares that are currently offered for investment in the following funds: Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio and Transamerica Asset Allocation – Moderate Portfolio, each a series of Transamerica Funds. Class R shares of certain other series of Transamerica Funds are discussed in a separate SAI.
Class R shares of Transamerica Government Money Market were renamed Class R2 shares on October 13, 2017. Class R2 shares of Transamerica Government Money Market are discussed in a separate SAI. Effective March 31, 2021, Transamerica Government Money Market is closed to most new investors. The following investors may continue to purchase fund shares after the close date: existing fund investors, asset allocation funds and other investment products in which the fund is currently an underlying investment option, retirement plans in which the fund is a plan option, and any plan that is or becomes a part of a multiple plan exchange record keeping platform that includes the fund as a plan option. Transamerica Government Money Market will remain closed until further notice. The fund reserves the right to modify the foregoing terms of the closure at any time and to accept or reject any investment for any reason.
Class R, R2 and R4 shares of the applicable funds are only offered through 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans (eligible retirement plans), and are generally intended for purchase by smaller retirement plan clients of Transamerica Retirement Solutions, LLC. Class I3 shares are only available to certain funds of funds, registered and unregistered insurance company separate accounts and collective investment trusts. Class R, R2, R4 and I3 shares of the relevant funds are discussed in a separate SAI.
Class R and Class R2 are available only to eligible retirement plans where Class R or Class R2 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
Class R, R1 and R6 shares of the applicable funds are intended for purchase by participants in certain eligible accounts described below and under the following conditions:
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401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans, non-qualified deferred compensation plans, IRAs and, with regard to R6 shares only, heath savings plans and health savings accounts under Section 223 of the Internal Revenue Code (eligible plans).
•
Class R, R1 and R6 shares are available only to eligible plans where Class R, R1 and R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
Class R3 are intended for purchase into IRA rollover accounts by participants in certain retirement plans described below and under the following conditions:
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401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans, non-qualified deferred compensation plans (eligible retirement plans) and IRAs.
The plan’s record-keeper or financial service firm serving as an intermediary must have an agreement with Transamerica Funds or its agents to utilize Class R1, Class R3 and Class R6 shares in certain investment products or programs
Transamerica US Growth includes Class T shares, which are not available for new investors.
Shareholders whose investments are transferred from one class of shares of a Transamerica fund to another class of shares of the same Transamerica fund for administrative or eligibility reasons also may qualify for a waiver or reduction of sales charges and/or redemption charges in connection with the exchange.
Each fund reserves the right to make additional exceptions or otherwise to modify the foregoing policies at any time.
Information regarding sales charges can be found (free of charge) on the Transamerica Funds website at https://www.transamerica.com/individual/what-we-offer/education/learning-center/. Scroll down to “Get smart with investing basics” and click on “Three important considerations” and click on “download” to download the guide.
Not all financial intermediaries make all shares available to their clients. Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. Certain financial intermediaries through which you may invest in fund shares may impose their own investment fees, policies and procedures for purchasing and selling fund shares, which are not described in the prospectus or this SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of fund shares and the financial intermediary’s policies, procedures and other information.
Retirement Plans
Class A, Class C, Class I and Class T Only (Not Applicable to Class I2, Class I3, Class R, Class R1, Class R2, Class R3, Class R4 and Class R6 Shares)
Transamerica Funds offers several types of retirement plans that an investor may establish to invest in shares of a fund with tax deductible dollars. Prototype retirement plan documents for Individual Retirement Accounts, Code Section 403(b)(7) plans and SEP-IRA and SIMPLE IRA plans are available by calling or writing TFS Customer Service. These plans require the completion of separate applications, which are also available from TFS Customer Service. UMB Bank, N.A. acts as the custodian or trustee under these plans. TFS charges an annual fee of $17.50 on each such fund account. To receive additional information or forms on these plans, please call your financial adviser or Transamerica Funds Customer Service at 1-888-233-4339 or write to Transamerica Fund Services, Inc. at P.O. Box 219945, Kansas City, MO 64121-9945. No contribution to a retirement plan can be made until the appropriate forms to establish the plan have been completed. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney, retirement plan consultant or financial or tax adviser with respect to the requirements of such plans and the tax aspects thereof. Please note: each plan type may not be available in each share class.
Redemption of Shares
Shareholders may redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption order by the transfer agent, in proper form. Payment will normally be sent within two business days of the receipt of a redemption request in good order, but in any event within seven days, regardless of the method a fund uses to make such payment (e.g., check, wire or electronic funds transfer (ACH)). However, redemption payments may be delayed up to ten calendar days if the shares being redeemed were recently purchased by check or electronic funds transfer. The value of shares on redemption may be more or less than the shareholder’s cost, depending upon the market value of the fund’s net assets at the time of redemption. Class C shares and certain Class A and Class T share purchases are also subject to a contingent deferred sales charge upon certain redemptions. Class I, Class I2, Class R3 and Class R6 shares are not subject to the contingent deferred sales charge.
Shares will normally be redeemed for cash, although each fund retains the right to wholly or partly redeem its shares in kind, under unusual circumstances (such as adverse or unstable market, economic, or political conditions), in an effort to protect the interests of the remaining shareholders by the delivery of securities selected from its assets at its discretion. Transamerica Funds has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which a fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or in kind. On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. The disposal of the securities received in-kind by redeeming shareholders may be subject to brokerage costs and, until sold, such securities remain subject to market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the fund pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “Net Asset Value Determination,” and such valuation will be made as of the same time the redemption price is determined. The funds may pay redemption proceeds with cash obtained through short-term borrowing arrangements, if available.
Redemption of shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (2) the SEC permits such suspension and so orders; or (3) an emergency exists as determined by the SEC so that disposal of securities and determination of net asset value is not reasonably practicable.
The Contingent Deferred Sales Charge (“CDSC”) is waived on redemptions of Class C (and Class A and Class T, when applicable) in the circumstances described below.
(a) Redemption upon Total Disability or Death
A fund will waive the CDSC on redemptions following the death or total disability (as evidenced by a determination of the federal Social Security Administration) of a shareholder, but in the case of total disability only as to shares owned at the time of the initial determination of disability. The transfer agent or distributor will require satisfactory proof of death or disability before it determines to waive the CDSC.
(b) Redemption Pursuant to a Fund’s Systematic Withdrawal Plan
A shareholder may elect to participate in a systematic withdrawal plan (“SWP”) with respect to the shareholder’s investment in a fund. Under the SWP, a dollar amount of a participating shareholder’s investment in the fund will be redeemed systematically by the fund on a periodic basis, and the proceeds paid in accordance with the shareholder’s instructions. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the SWP. The CDSC will be waived on redemptions made under the SWP subject to the limitations described below.
On redemptions made under Transamerica Funds’ systematic withdrawal plan (may not exceed 12% of the annualized account value per fund on the day the systematic withdrawal plan was established).
(c) Certain Retirement Plan Withdrawals
CDSC is also waived for accounts opened prior to April 1, 2000, on withdrawals from IRS qualified and nonqualified retirement plans, individual retirement accounts, tax-sheltered accounts, and deferred compensation plans, where such withdrawals are permitted under the terms of the plan or account. (This waiver does not apply to transfer of asset redemptions, broker directed accounts or omnibus accounts.)
Share Conversion
If you hold Class A, Class C, Class I2, Class R6 and Class T shares and are eligible for purchase of Class I shares (as described in the prospectus), you may be eligible to convert your shares to Class I shares (or, under certain circumstances, convert to Class A shares) of the same fund, subject to the discretion of TFS to permit or reject such a conversion. If you hold Class I shares and are eligible to purchase Class R6 shares (as described in the prospectus), you may be eligible to convert Class I shares to Class R6 shares of the same fund, subject to the discretion of TFS to permit or reject such a conversion. If you hold Class I shares and are eligible to purchase Class I2 shares (as described in the prospectus), you may be eligible to convert Class I shares to Class I2 shares of the same fund, subject to the discretion of TFS to permit or reject such a conversion. Class I investors that are no longer eligible for wrap or fee based programs may convert from Class I shares to Class A shares at the request of the financial intermediary. Please contact your financial adviser or Customer Service for conversion requirements and instructions.
A conversion between share classes of the same fund is a nontaxable event.
If you convert from one class of shares to another, the transaction will be based on the respective NAVs of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAV. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.
Net Asset Valuation (“NAV”) Determination
How Share Price Is Determined
The price at which shares are purchased or redeemed is the NAV, plus any applicable sales charge, that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund, an authorized intermediary, or the mail processing center located in Kansas City, Missouri.
When Share Price Is Determined
The NAV of each fund (or class thereof) is determined on each day the NYSE is open for business as of the scheduled close of regular trading (normally 4:00 p.m. Eastern time). If the NYSE closes at another time, each fund will calculate a NAV for each class of shares as of the scheduled closing time. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the value of a fund’s foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds). These securities will be valued pursuant to the funds’ Pricing and Valuation procedures for such securities.
Purchase orders received in good order and accepted, and redemption orders received in good order, as of the scheduled close of regular trading of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.
For investments in separate accounts of insurance companies that invest in Class I2 shares of the funds, orders for Class I2 shares will be placed after the receipt and acceptance of the investment in the insurance company separate account.
How NAV Is Calculated
The NAV of each fund (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the fund (or class) that are then outstanding.
The Board has approved procedures to be used to value the funds’ securities for purposes of determining the funds’ NAV. The valuation of the securities of the funds is determined in good faith by or under the direction of the Board. While the Board has primary responsibility to shareholders for valuation of portfolio securities, the Board has delegated certain valuation functions for the funds to TAM.

In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Fund securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the last bid price. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that a fund uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end funds (other than ETF shares) are generally valued at the NAV reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.
When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The Board reviews all fair value determinations typically at its regularly scheduled meetings. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.
Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the funds’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.
Brokerage
Subject to policies established by the Board and TAM, the sub-advisers are responsible for placement of the funds’ securities transactions. In placing orders, it is the policy of a fund to seek to obtain the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, TAM or the sub-adviser, as applicable, having in mind the fund’s best interests, considers all factors it deems relevant, including: the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions; trade confidentiality including anonymity; and research products and services provided, which include: (i) furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities and (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories) that assist each sub-adviser in carrying out its responsibilities.
Decisions as to the selection of broker-dealers and the assignment of fund brokerage business for a fund and negotiation of its commission rates are made by TAM or the sub-adviser, as applicable, whose policy is to seek to obtain “best execution” (prompt and reliable execution at the most favorable security price) of all fund transactions. In doing so, a fund may pay higher commission rates than the lowest available when its sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.
There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the over-the-counter markets, but the price paid by a fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on

U.S. stock exchanges and other agency transactions involve the payment by a fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the U.S.
It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, the sub-advisers may receive services from many broker-dealers with which the sub-advisers place the fund’s portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The services obtained through brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by a sub-adviser. The expenses of a sub-adviser will not necessarily be reduced as a result of the receipt of such supplemental information. A sub-adviser may use such services in servicing other accounts in addition to the respective fund. Conversely, services provided to a sub-adviser by broker-dealers in connection with trades executed on behalf of other clients of the sub-adviser may be useful to the sub-adviser in managing the fund, although not all of these services may be necessarily useful and of value to the sub-adviser in managing such other clients. The receipt of such services enables a sub-adviser to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.
In reliance on the “safe harbor” provided by Section 28(e) of the Exchange Act and the SEC’s interpretive guidance thereunder, a sub-adviser may cause a fund to pay a broker-dealer that provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the sub-adviser an amount of commission for effecting a securities transaction for the fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the sub-adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer. If a sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the sub-adviser will allocate the costs of such service or product accordingly. The portion of the product or service that a sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for the sub-adviser. Conversely, such supplemental information obtained by the placement of business for a sub-adviser will be considered by and may be useful to the sub-adviser in carrying out its obligations to a fund.
A sub-adviser may place transactions for the purchase or sale of portfolio securities with affiliates of TAM or the sub-adviser. A sub-adviser may place transactions with a broker-dealer that is an affiliate of TAM or the sub-adviser where, in the judgment of the sub-adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of TAM or the sub-adviser may receive and retain compensation for effecting portfolio transactions for the fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by the fund do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”
A sub-adviser to a fund, to the extent consistent with the best execution and with TAM’s usual commission rate policies and practices, may place security transactions with broker/dealers with which the Trust has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the funds. In no event will commissions paid by a fund be used to pay expenses that would otherwise be borne by any other fund in the Trust, or by any other party. These commissions are not used for promoting or selling fund shares or otherwise related to the distribution of fund shares.
Securities held by a fund may also be held by other separate accounts, mutual funds or other accounts for which TAM or a sub-adviser serves as an adviser, or held by TAM or a sub-adviser for their own accounts. Because of different investment objectives or other factors, a particular security may be bought by TAM or a sub-adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a fund or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of TAM or a sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.
On occasions when TAM or a sub-adviser deems the purchase or sale of a security to be in the best interests of a fund as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the fund with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by TAM or the sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the fund and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a fund.

The Board of the Trust reviews on a quarterly basis the brokerage placement practices of each sub-adviser on behalf of the funds, and reviews the prices and commissions, if any, paid by the funds to determine if they were reasonable.
Brokerage Commissions Paid
The following funds paid the aggregate brokerage commissions indicated for the last three fiscal years:
“N/A” in the table below indicates that the fund was not in operation during the relevant fiscal year and, accordingly, no commissions are shown.

Fund Name	Brokerage Commissions Paid (including affiliated commissions)						Affiliated Brokerage Commissions Paid
	2020($)	2020(%)^	2019($)	2019(%)^	2018($)	2018(%)^	2020($)	2020(%)*	2019($)	2019(%)*	2018($)	2018(%)*
Transamerica Asset Allocation – Conservative Portfolio	$ 44	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Asset Allocation – Growth Portfolio	$ 58	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Asset Allocation – Moderate Growth Portfolio	$ 90	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Asset Allocation – Moderate Portfolio	$ 67	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Bond	$ 8	0.00%	$150	0.00%	$168	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Capital Growth	$ 463,897	3.99%	$692,210	5.00%	$261,094	1.73%	$0.00	0.00%	$7	0.00%	$3,919	1.50%
Transamerica Core Bond	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Emerging Markets Debt	$0.00	0.00%	$1,932	0.01%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Emerging Markets Opportunities	$ 684,638	5.89%	N/A	N/A	N/A	N/A	$0.00	0.00%	N/A	N/A	N/A	N/A
Transamerica Energy Infrastructure	$ 72,135	0.62%	$137,931	1.00%	$133,604	0.89%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Event Driven	$ 85,021	0.73%	$222,001	1.60%	$807,260	5.35%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Floating Rate	$ 652	0.01%	$1,230	0.01%	$2,623	0.02%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Global Equity	$ 50,154	0.43%	$49,212	0.36%	$69,018	0.46%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Government Money Market	N/A	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica High Yield Bond	$ 8,793	0.08%	$0.00	0.00%	$1,580	0.01%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica High Yield ESG	$ 63	0.00%	N/A	N/A	N/A	N/A	$0.00	0.00%	N/A	N/A	N/A	N/A
Transamerica High Yield Muni	$0.00	0.00%	$20.00	0.00%	$30	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Inflation Opportunities	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Intermediate Bond	$ 40	0.00%	$115	0.00%	$879	0.01%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Intermediate Muni	$ 39	0.00%	$96	0.00%	$29	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica International Equity	$ 1,598,162	13.75%	$1,809,001	13.06%	$2,502,933	16.59%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica International Growth	$ 676,644	5.82%	$612,036	4.42%	$1,063,045	7.04%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica International Small Cap Value	$ 281,248	2.42%	$323,799	2.34%	$313,728	2.08%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica International Stock	$ 63,470	0.55%	$40,170	0.29%	$1,015	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Large Cap Value	$ 2,823,780	24.29%	$2,925,128	21.11%	$2,607,196	17.28%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Large Growth	$ 127,744	1.10%	$199,383	1.44%	$209,576	1.39%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Mid Cap Growth	$ 137,079	1.18%	$91,849	0.66%	$315,209	2.09%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Mid Cap Value	$ 28,668	0.25%	$18,662	0.13%	$31,167	0.21%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Mid Cap Value Opportunities	$ 1,425,858	12.27%	$2,107,719	15.21%	$2,116,847	14.03%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Multi-Asset Income	$ 75,079	0.65%	$60,856	0.44%	$35,710	0.24%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Multi-Managed Balanced	$ 147,904	1.27%	$109,741	0.79%	$161,686	1.07%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Short-Term Bond	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Small Cap Growth	$ 159,197	1.37%	$181,249	1.31%	$131,779	0.87%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Small Cap Value	$ 810,848	6.98%	$814,948	5.88%	$327,063	2.17%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Small/Mid Cap Value - Composite	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Small/Mid Cap Value - Systematic Sleeve	$ 145,533	1.25%	$102,232	0.74%	$83,016	0.55%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Small/Mid Cap Value - TS&W Sleeve	$ 622,298	5.36%	$711,866	5.14%	$721,641	4.78%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Sustainable Bond	$0.00	0.00%	N/A	N/A	N/A	N/A	$0.00	0.00%	N/A	N/A	N/A	N/A
Transamerica Sustainable Equity Income	$ 205,631	1.77%	$241,624	1.74%	$126,134	0.84%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Total Return	$ 26,553	0.23%	$62,733	0.45%	$59,557	0.39%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Unconstrained Bond	$ 65,837	0.57%	$41,460	0.30%	$39,846	0.26%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica US Growth	$ 144,128	1.24%	$165,146	1.19%	$205,713	1.36%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
^ Brokerage Commissions Paid by the fund as a percentage of overall Brokerage Commissions Paid by all Transamerica Funds.
* Affiliated Brokerage Commissions Paid by the fund as a percentage of total Brokerage Commissions Paid by the fund.

Brokerage Commissions Paid for Research
The following table provides an estimate of brokerage commissions that were directed to brokers for brokerage and research services provided during the fiscal year ended October 31, 2020.
Fund Name	Paid as of October 31, 2020
Transamerica Asset Allocation – Conservative Portfolio	$-
Transamerica Asset Allocation – Growth Portfolio	$-
Transamerica Asset Allocation – Moderate Growth Portfolio	$-
Transamerica Asset Allocation – Moderate Portfolio	$-
Transamerica Bond	$-
Transamerica Capital Growth	$321,817
Transamerica Core Bond	$-
Transamerica Emerging Markets Debt	$-
Transamerica Emerging Markets Opportunities	$307,789
Transamerica Energy Infrastructure	$46,526
Transamerica Event Driven	$23,840
Transamerica Floating Rate	$-
Transamerica Global Equity	$31,731
Transamerica Government Money Market	$-
Transamerica High Yield Bond	$-
Transamerica High Yield ESG	$-
Transamerica High Yield Muni	$-
Transamerica Inflation Opportunities	$-
Transamerica Intermediate Bond	$-
Transamerica Intermediate Muni	$-
Transamerica International Equity	$888,075
Transamerica International Growth	$655,347
Transamerica International Small Cap Value	$150,417
Transamerica International Stock	$1,485
Transamerica Large Cap Value	$1,893,938
Transamerica Large Growth	$77,520
Transamerica Mid Cap Growth	$86,090
Transamerica Mid Cap Value	$13,002
Transamerica Mid Cap Value Opportunities	$1,177,303
Transamerica Multi-Asset Income	$63,394
Transamerica Multi-Managed Balanced - JPMorgan Sleeve	$34,754
Transamerica Short-Term Bond	$-
Transamerica Small Cap Growth	$133,556
Transamerica Small Cap Value	$575,241
Transamerica Small/Mid Cap Value	$540,200
Transamerica Sustainable Bond	$-
Transamerica Sustainable Equity Income	$76,934
Transamerica Total Return	$-
Transamerica Unconstrained Bond	$-
Transamerica US Growth	$84,037
The estimates above are based upon custody data provided to CAPIS and were calculated using the following methodology: Total Commissions minus transactions executed at discounted rates and/or directed to the funds’ commission recapture program equals total research commissions. USD transactions executed at commission rates below $.02 per share, non-USD developed market transactions executed at 8 basis points and below, and non-USD emerging market transactions executed at 12 basis points and below are considered to be executed at discounted rates. For example, Commission paid on USD transactions at rates at or above $.02 per share and not directed for commission recapture are assumed to be paid to brokers that provide research and brokerage services within the scope of Section 28(e) of the Exchange Act. Commissions paid on fixed price offerings and transactions in futures and options are not included in this analysis.

Securities of Regular Broker Dealers
During the fiscal year ended October 31, 2020, the funds purchased securities issued by the following regular broker-dealers of the funds, which had the following values as of October 31, 2020.
Fund Name	Bank of America Corp.	Bank of New York Mellon	Barclays Capital, Inc.	Citigroup, Inc.	Credit Suisse Securities (USA) LLC	Goldman Sachs Group, Inc.	J.P. Morgan Securities LLC	Morgan Stanley & Co., Inc.	Nomura Holdings, Inc.	Societe Generale	State Street Bank & Trust Co.	UBS Securities LLC	Wells Fargo & Co.
Transamerica Bond	$ 25,116,211	$ 5,282,590	$ 26,646,841	$15,114,569	$23,513,976	$28,379,776	$ 23,188,090	$ 16,675,846	$ -	$ -	$-	$5,113,325	$ 8,253,788
Transamerica Core Bond	$ 6,928,557	$ -	$ 2,131,256	$ 2,959,207	$ 2,434,935	$ 4,248,842	$ 2,133,872	$ 5,194,384	$ 1,013,549	$ 2,053,528	$ -	$ 4,381,626	$ 7,538,589
Transamerica Event Driven	$ -	$ -	$ -	$ -	$ -	$ -	$ 2,023,750	$ -	$ -	$ -	$ -	$ -	$ -
Transamerica High Yield Bond	$ -	$ -	$ 14,177,701	$ 9,481,614	$ 28,112,149	$ 984,082	$ 7,733,068	$ -	$ -	$ 8,944,858	$ -	$ -	$ -
Transamerica High Yield ESG	$ -	$ -	$ 206,214	$ 60,258	$ 212,002	$ -	$ 98,600	$ -	$ -	$ 205,440	$ -	$ -	$ -
Transamerica Inflation Opportunities	$ 2,154,203	$ -	$ 2,650,700	$ 920,306	$ -	$ 670,761	$ -	$ 665,641	$ -	$ -	$ -	$ -	$ -
Transamerica Intermediate Bond	$ 16,872,144	$ -	$ 11,849,841	$ 18,637,076	$ 6,303,587	$ 9,623,923	$ 22,179,972	$ 30,501,039	$ -	$ -	$ -	$ 25,542,217	$ 12,459,810
Transamerica International Equity	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 63,121,292	$ -
Transamerica International Stock	$ -	$ -	$ 638,280	$ -	$ 1,345,234	$ -	$ -	$ -	$ 1,219,926	$ 417,475	$ -	$ 1,019,755	$ -
Transamerica Large Cap Value	$ -	$ -	$ -	$ 46,390,400	$ -	$ 53,876,400	$ 24,510,000	$ 64,280,250	$ -	$ -	$ -	$ -	$ -
Transamerica Multi-Asset Income	$ -	$ -	$ -	$ 339,360	$ -	$ -	$ 4,902,000	$ 2,166,750	$ -	$ -	$ -	$ -	$ 1,035,600
Transamerica Multi-Managed Balanced	$ 6,912,655	$ -	$ 2,706,771	$ 9,155,666	$ 1,831,659	$ 3,715,782	$ 6,356,481	$ 12,525,922	$ -	$ -	$ 1,495,235	$ 3,536,520	$ 5,161,545
Transamerica Short-Term Bond	$ 41,353,576	$ 10,480,483	$ 72,708,288	$ 26,245,329	$ 21,847,493	$ 35,273,211	$ 38,435,410	$ 76,564,349	$ -	$ -	$ 13,349,708	$ 16,998,579	$ 24,522,925
Transamerica Small/Mid Cap Value	$ -	$ -	$ -	$ -	$ -	$ -	$ 704,184	$ -	$ -	$ -	$ -	$ -	$ -
Transamerica Sustainable Bond	$ 464,707	$ -	$ 290,248	$ 225,309	$ -	$ -	$ 678,495	$ 139,816	$ -	$ -	$ -	$ -	$ -
Transamerica Sustainable Equity Income	$ -	$ -	$ -	$ -	$ -	$ -	$ 16,976,606	$ -	$ -	$ -	$ -	$ -	$ 14,361,612
Transamerica Total Return	$ 7,211,325	$ -	$ 8,163,103	$ 4,568,415	$ 7,421,745	$ 3,027,012	$ 20,254,629	$ 1,616,139	$ 1,225,964	$ 1,953,427	$ -	$ 4,572,785	$ 9,922,833
Transamerica Unconstrained Bond	$ 12,636,110	$ 1,783,690	$ 10,585,542	$ 6,557,885	$ 5,961,243	$ 8,632,989	$ 6,795,856	$ 2,627,542	$ -	$ 2,133,760	$ -	$ 8,451,891	$10,734,762

Principal Shareholders and Control Persons
Principal Shareholders
To the knowledge of the Trust, as of September 10, 2021, the following persons owned beneficially or of record 5% or more of the outstanding shares of a class of the funds indicated.
Unless otherwise noted, the address of each investor is c/o TAM, 1801 California Street, Suite 5200, Denver, CO 80202.
Name & Address	Fund Name	Class	Percent
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Conservative Portfolio	A	50.55%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Conservative Portfolio	A	7.31%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Conservative Portfolio	A	5.46%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Conservative Portfolio	C	17.43%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Conservative Portfolio	C	12.12%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Conservative Portfolio	C	10.27%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Conservative Portfolio	C	9.02%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Asset Allocation - Conservative Portfolio	C	8.48%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Conservative Portfolio	I	32.64%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Asset Allocation - Conservative Portfolio	I	10.84%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Conservative Portfolio	I	10.53%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Conservative Portfolio	I	8.23%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Asset Allocation - Conservative Portfolio	I	6.88%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Conservative Portfolio	I	6.68%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Asset Allocation - Conservative Portfolio	I	5.72%

Name & Address	Fund Name	Class	Percent
Alexander Kirschenbaum FBO Alexander Kirschenbaum M D P C 229 East 79th Street Ste A New York NY 10075-0866	Transamerica Asset Allocation - Conservative Portfolio	R	40.61%
Mid Atlantic Trust Company FBO Graham, Arceneaux & Allen, L.L 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Conservative Portfolio	R	20.60%
Mid Atlantic Trust Company FBO Glavin Industries Inc 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Conservative Portfolio	R	11.20%
Mid Atlantic Trust Company FBO Selectek Inc 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Conservative Portfolio	R	9.05%
Mid Atlantic Trust Company FBO Avenel Pharmacy Inc 401(k) Profit S 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Conservative Portfolio	R	8.98%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Asset Allocation - Conservative Portfolio	R	6.08%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Growth Portfolio	A	19.87%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Growth Portfolio	A	8.90%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Asset Allocation - Growth Portfolio	A	6.96%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Growth Portfolio	A	5.95%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Growth Portfolio	C	15.84%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Growth Portfolio	C	10.44%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Asset Allocation - Growth Portfolio	C	10.39%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Growth Portfolio	C	9.29%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Asset Allocation - Growth Portfolio	C	6.52%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Growth Portfolio	I	24.33%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Asset Allocation - Growth Portfolio	I	15.63%

Name & Address	Fund Name	Class	Percent
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Asset Allocation - Growth Portfolio	I	11.17%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Growth Portfolio	I	10.31%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Growth Portfolio	I	9.62%
Mid Atlantic Trust Company FBO Graham, Arceneaux & Allen, L.L 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Growth Portfolio	R	39.40%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Asset Allocation - Growth Portfolio	R	13.38%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Asset Allocation - Growth Portfolio	R	11.12%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Growth Portfolio	R	10.47%
Mid Atlantic Trust Company FBO Id Automation Inc 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Growth Portfolio	R	10.46%
Mid Atlantic Trust Company FBO Glavin Industries Inc 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Growth Portfolio	R	5.33%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Moderate Growth Portfolio	A	23.97%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Moderate Growth Portfolio	A	10.65%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Asset Allocation - Moderate Growth Portfolio	A	6.34%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Moderate Growth Portfolio	A	6.14%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Moderate Growth Portfolio	C	18.35%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Moderate Growth Portfolio	C	10.30%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Moderate Growth Portfolio	C	9.64%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Asset Allocation - Moderate Growth Portfolio	C	6.77%

Name & Address	Fund Name	Class	Percent
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Moderate Growth Portfolio	C	6.19%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Asset Allocation - Moderate Growth Portfolio	C	5.42%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Moderate Growth Portfolio	I	28.03%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Asset Allocation - Moderate Growth Portfolio	I	14.53%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Moderate Growth Portfolio	I	8.40%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Moderate Growth Portfolio	I	8.40%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Asset Allocation - Moderate Growth Portfolio	I	8.38%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Moderate Growth Portfolio	I	6.60%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Asset Allocation - Moderate Growth Portfolio	I	5.33%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Asset Allocation - Moderate Growth Portfolio	R	31.26%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Moderate Growth Portfolio	R	22.28%
Pai Trust Company, Inc. Lg Holding LLC 401(k) P/S Plan 1300 Enterprise Dr De Pere WI 54115-4934	Transamerica Asset Allocation - Moderate Growth Portfolio	R	10.39%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Asset Allocation - Moderate Growth Portfolio	R	8.28%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Moderate Portfolio	A	35.67%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Moderate Portfolio	A	10.44%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Moderate Portfolio	A	6.16%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Moderate Portfolio	C	21.12%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Moderate Portfolio	C	9.87%

Name & Address	Fund Name	Class	Percent
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Moderate Portfolio	C	9.35%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Moderate Portfolio	C	9.16%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Asset Allocation - Moderate Portfolio	C	7.58%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Moderate Portfolio	I	28.92%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Moderate Portfolio	I	14.75%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Moderate Portfolio	I	10.06%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Asset Allocation - Moderate Portfolio	I	7.85%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Asset Allocation - Moderate Portfolio	I	6.87%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Asset Allocation - Moderate Portfolio	I	6.43%
Mid Atlantic Trust Company FBO Jobsinlogistics Com Inc 401(k) Prof 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Moderate Portfolio	R	21.07%
Mid Atlantic Trust Company FBO Smede-Son Steel & Supply Company, I 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Moderate Portfolio	R	11.90%
State Street Bank And Trust Custodian FBO Adp Access Product 1 Lincoln St Boston MA 02111-2901	Transamerica Asset Allocation - Moderate Portfolio	R	10.35%
Mid Atlantic Trust Company FBO Electro Tech, Inc. 401(k) Savings Plan And Trust 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Moderate Portfolio	R	9.64%
Matrix Trust Company Cust. FBO Shives Funeral Home 401k Psp 717 17th Street Suite 1300 Denver CO 80202-3304	Transamerica Asset Allocation - Moderate Portfolio	R	8.98%
Matrix Trust Company Cust. FBO Vernadero Group, Inc 717 17th Street Suite 1300 Denver CO 80202-3304	Transamerica Asset Allocation - Moderate Portfolio	R	8.47%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Bond	A	19.43%

Name & Address	Fund Name	Class	Percent
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Bond	A	11.53%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Bond	A	10.88%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Bond	A	10.56%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Bond	A	8.22%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Bond	A	5.82%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Bond	C	27.15%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Bond	C	13.48%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Bond	C	13.37%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Bond	C	10.84%
Charles Schwab & CO Inc 211 Main St San Francisco CA 94105-1905	Transamerica Bond	C	10.39%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Bond	C	7.95%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Bond	I	18.44%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Bond	I	10.47%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Bond	I	9.95%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Bond	I	9.92%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Bond	I	9.54%
American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405	Transamerica Bond	I	6.67%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Bond	I	6.62%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Bond	I	6.56%

Name & Address	Fund Name	Class	Percent
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Bond	I	5.51%
Blackrock Tactical Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Bond	I2	39.65%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Bond	I2	26.24%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Bond	I2	16.75%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Bond	I2	15.98%
Reliance Trust Company 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Bond	R6	40.97%
Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Bond	R6	34.40%
Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Bond	R6	15.58%
Voya Institutional Trust Company 1 Orange Way Windsor CT 06095-4773	Transamerica Bond	R6	5.57%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Capital Growth	A	19.34%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Capital Growth	A	15.53%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Capital Growth	A	8.32%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Capital Growth	A	7.04%
Charles Schwab & CO Inc 211 Main St San Francisco CA 94105-1905	Transamerica Capital Growth	A	5.85%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Capital Growth	C	33.30%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Capital Growth	C	11.70%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Capital Growth	C	11.41%
Charles Schwab & CO Inc 211 Main St San Francisco CA 94105-1905	Transamerica Capital Growth	C	9.76%

Name & Address	Fund Name	Class	Percent
American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405	Transamerica Capital Growth	C	6.61%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Capital Growth	C	5.72%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Capital Growth	I	15.05%
American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405	Transamerica Capital Growth	I	14.67%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Capital Growth	I	12.24%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Capital Growth	I	12.14%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Capital Growth	I	9.48%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Capital Growth	I	9.42%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Capital Growth	I	6.19%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Capital Growth	I2	39.47%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Capital Growth	I2	31.04%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Capital Growth	I2	17.35%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Capital Growth	I2	6.54%
Reliance Trust Company 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Capital Growth	R6	35.19%
Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Capital Growth	R6	27.45%
Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Capital Growth	R6	25.12%

Name & Address	Fund Name	Class	Percent
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Core Bond	I2	42.95%
Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Core Bond	I2	15.46%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Core Bond	I2	11.14%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Core Bond	I2	8.82%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Core Bond	I2	6.75%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Core Bond	I2	5.75%
Universal Life Insurance Company Moderate Portfolio PO Box 2145 San Juan PR 00922-2145	Transamerica Core Bond	I2	5.21%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Emerging Markets Debt	A	21.61%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Emerging Markets Debt	A	16.26%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Emerging Markets Debt	A	12.34%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Emerging Markets Debt	A	7.98%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Emerging Markets Debt	A	7.38%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Emerging Markets Debt	C	19.27%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Emerging Markets Debt	C	14.89%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Emerging Markets Debt	C	13.35%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Emerging Markets Debt	C	11.78%

Name & Address	Fund Name	Class	Percent
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Emerging Markets Debt	C	8.68%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Emerging Markets Debt	C	8.61%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Emerging Markets Debt	C	7.64%
RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis MN 55402-1110	Transamerica Emerging Markets Debt	C	6.76%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Emerging Markets Debt	C	5.80%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Emerging Markets Debt	I	17.28%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Emerging Markets Debt	I	14.92%
Charles Schwab & CO Inc Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	Transamerica Emerging Markets Debt	I	9.29%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Emerging Markets Debt	I	8.75%
RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis MN 55402-1110	Transamerica Emerging Markets Debt	I	8.00%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Emerging Markets Debt	I	7.42%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Emerging Markets Debt	I	5.31%
American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405	Transamerica Emerging Markets Debt	I	5.23%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Debt	I2	48.50%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Debt	I2	32.68%

Name & Address	Fund Name	Class	Percent
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Debt	I2	15.19%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept 4th Floor Jersey City NJ 07310-1995	Transamerica Emerging Markets Debt	R6	64.29%
Saxon & Co FBO PO Box 94597 Cleveland OH 44101-4597	Transamerica Emerging Markets Debt	R6	22.01%
Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Emerging Markets Debt	R6	5.14%
Northern Tr CO Cust FBO Schaeffer Revocable Family Trust PO Box 92956 Chicago IL 60675-2994	Transamerica Emerging Markets Opportunities	I	60.21%
Attn Mutual Funds C/O ID 337 Sei Private Tr Co 1 Freedom VAlley Dr Oaks PA 19456-9989	Transamerica Emerging Markets Opportunities	I	23.37%
Northern Trust As Custodian FBO University Of Missouri Medical PO Box 92956 Chicago IL 60675-2994	Transamerica Emerging Markets Opportunities	I	6.33%
Northern Tr CO Cust FBO David Schaeffer Trust PO Box 92956 Chicago IL 60675-2956	Transamerica Emerging Markets Opportunities	I	5.51%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Opportunities	I2	33.55%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Opportunities	I2	26.67%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Opportunities	I2	10.98%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Opportunities	I2	7.46%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Opportunities	I2	6.95%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Emerging Markets Opportunities	R6	100.00%

Name & Address	Fund Name	Class	Percent
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Energy Infrastructure	A	20.06%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Energy Infrastructure	A	18.55%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Energy Infrastructure	A	11.36%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Energy Infrastructure	A	10.88%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Energy Infrastructure	A	8.77%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Energy Infrastructure	A	8.48%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Energy Infrastructure	C	18.23%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Energy Infrastructure	C	18.08%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Energy Infrastructure	C	12.83%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Energy Infrastructure	C	9.42%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Energy Infrastructure	C	7.10%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Energy Infrastructure	C	5.82%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Energy Infrastructure	I	24.81%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Energy Infrastructure	I	22.55%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Energy Infrastructure	I	20.07%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Energy Infrastructure	I	10.04%
RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis MN 55402-1110	Transamerica Energy Infrastructure	I	6.02%

Name & Address	Fund Name	Class	Percent
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Energy Infrastructure	I2	37.54%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Energy Infrastructure	I2	29.05%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Energy Infrastructure	I2	18.39%
Universal Life Insurance Company Moderate Portfolio PO Box 2145 San Juan PR 00922-2145	Transamerica Energy Infrastructure	I2	5.57%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Energy Infrastructure	I2	5.51%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Event Driven	I	34.82%
Gerlach & Co, LLC/Citibank Open We0 3800 Citigroup Center Building B3-14 Tampa FL 33610	Transamerica Event Driven	I	14.72%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Event Driven	I	13.84%
Bnp Paribas New York Branch FBO Omnibus Us Clients 525 Washington Blvd FL 9th Jersey City NJ 07310-1606	Transamerica Event Driven	I	13.47%
Gerlach & CO LLC/Citibank Ow Non 0 3800 Citigroup Center Bldg B3-14 Tampa FL 33610	Transamerica Event Driven	I	9.26%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Event Driven	I	5.29%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Event Driven	I2	33.57%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Event Driven	I2	26.70%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Event Driven	I2	24.17%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Event Driven	I2	13.73%

Name & Address	Fund Name	Class	Percent
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Floating Rate	A	31.82%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Floating Rate	A	18.10%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Floating Rate	A	7.19%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Floating Rate	A	6.30%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Floating Rate	A	6.23%
American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405	Transamerica Floating Rate	A	5.26%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Floating Rate	C	52.77%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Floating Rate	C	19.33%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Floating Rate	C	5.74%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Floating Rate	C	5.72%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Floating Rate	I	20.97%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Floating Rate	I	19.52%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Floating Rate	I	12.64%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Floating Rate	I	10.41%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Floating Rate	I	9.11%
American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405	Transamerica Floating Rate	I	6.95%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Floating Rate	I	6.69%

Name & Address	Fund Name	Class	Percent
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Floating Rate	I2	51.07%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Floating Rate	I2	35.16%
Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Floating Rate	I2	9.30%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Global Equity	A	14.20%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Global Equity	A	12.37%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Global Equity	A	11.38%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Global Equity	A	8.15%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Global Equity	A	5.45%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Global Equity	A	5.41%
Charles Schwab & CO Inc 211 Main St San Francisco CA 94105-1905	Transamerica Global Equity	A	5.23%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Global Equity	C	15.81%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Global Equity	C	11.23%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Global Equity	C	8.51%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Global Equity	C	6.50%
Albert H Bernhardt III & Catherine M Bernhardt Ttees Bernhardt Family Trust Dtd 12/09/2004 8659 142Nd St Orland Park IL 60462-4189	Transamerica Global Equity	C	5.91%
Reliance Trust CO FBO Comerica Non-Eb R/R PO Box 78446 Atlanta GA 30357-2446	Transamerica Global Equity	I	45.86%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Global Equity	I	10.30%

Name & Address	Fund Name	Class	Percent
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Global Equity	I	9.43%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Global Equity	I	7.44%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Global Equity	I	6.56%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Global Equity	I	5.10%
Reliance Trust Company 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Global Equity	R6	41.21%
Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Global Equity	R6	37.93%
Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Global Equity	R6	12.92%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Global Equity	R6	7.94%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Government Money Market	A	48.58%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Government Money Market	A	10.95%
Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis MO 63131-3710	Transamerica Government Money Market	A	10.07%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Government Money Market	C	6.57%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Government Money Market	I	31.77%
Reid A Evers 1333 Valley View Rd Apt 28 Glendale CA 91202-1734	Transamerica Government Money Market	I	8.88%
Universal Life Insurance Company PO Box 2145 San Juan PR 00922-2145	Transamerica Government Money Market	I2	99.41%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Government Money Market	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R2 Series 440 Mamaroneck Ave Harrison NY 10528-2426	Transamerica Government Money Market	R2	100.00%

Name & Address	Fund Name	Class	Percent
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Government Money Market	R4	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica High Yield Bond	A	24.04%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica High Yield Bond	A	8.52%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica High Yield Bond	A	7.85%
Charles Schwab & CO Inc 211 Main St San Francisco CA 94105-1905	Transamerica High Yield Bond	C	18.09%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica High Yield Bond	C	15.76%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica High Yield Bond	C	11.21%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica High Yield Bond	C	9.72%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica High Yield Bond	C	7.88%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica High Yield Bond	C	5.59%
American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405	Transamerica High Yield Bond	C	5.30%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica High Yield Bond	I	81.08%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica High Yield Bond	I	9.69%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica High Yield Bond	I2	46.45%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica High Yield Bond	I2	37.12%
Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica High Yield Bond	I2	6.05%

Name & Address	Fund Name	Class	Percent
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Yield Bond	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Yield Bond	R	85.66%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica High Yield Bond	R	14.34%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Yield Bond	R4	100.00%
Vanguard Fiduciary Trust Company FBO 401k Clients Attn: Investment Services PO Box 2600 Vm L20 Valley Forge PA 19482-2600	Transamerica High Yield Bond	R6	24.53%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept 4th Floor Jersey City NJ 07310-1995	Transamerica High Yield Bond	R6	18.00%
Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Yield Bond	R6	16.24%
Lincoln Retirement Services Company FBO InspIRA 403B Savings Plan PO Box 7876 Fort Wayne IN 46801-7876	Transamerica High Yield Bond	R6	14.66%
Reliance Trust Company 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Yield Bond	R6	13.05%
Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Yield Bond	R6	11.66%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica High Yield ESG	I	94.47%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica High Yield ESG	I	5.53%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica High Yield ESG	I2	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica High Yield Muni	A	21.95%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica High Yield Muni	A	21.12%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica High Yield Muni	A	11.17%

Name & Address	Fund Name	Class	Percent
Td Ameritrade Inc FBO Our Customers PO Box 2226 Omaha NE 68103-2226	Transamerica High Yield Muni	A	9.48%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica High Yield Muni	A	9.36%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica High Yield Muni	C	26.10%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica High Yield Muni	C	23.96%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica High Yield Muni	C	10.68%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica High Yield Muni	C	7.30%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica High Yield Muni	C	6.64%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica High Yield Muni	C	5.98%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica High Yield Muni	I	19.81%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica High Yield Muni	I	18.95%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica High Yield Muni	I	11.35%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica High Yield Muni	I	11.34%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica High Yield Muni	I	10.91%
TD Ameritrade Inc PO Box 2226 Omaha NE 68103-2226	Transamerica High Yield Muni	I	10.09%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica High Yield Muni	I	7.54%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica High Yield Muni	I	6.45%

Name & Address	Fund Name	Class	Percent
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica High Yield Muni	I2	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Inflation Opportunities	A	25.99%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Inflation Opportunities	A	19.06%
Umb Bank Na Cust Rollover IRA FBO Christine M Koy 3 Halifax Ct Rockville MD 20850-3009	Transamerica Inflation Opportunities	A	9.02%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Inflation Opportunities	A	5.38%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Inflation Opportunities	C	39.92%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Inflation Opportunities	C	34.28%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Inflation Opportunities	C	18.46%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	Transamerica Inflation Opportunities	I	74.36%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Inflation Opportunities	I	22.75%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Inflation Opportunities	I2	30.08%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Inflation Opportunities	I2	21.15%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Inflation Opportunities	I2	19.38%
Universal Life Insurance Company Moderate Portfolio PO Box 2145 San Juan PR 00922-2145	Transamerica Inflation Opportunities	I2	15.01%

Name & Address	Fund Name	Class	Percent
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I2 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Inflation Opportunities	I2	7.75%
Universal Life Insurance Company Conservative Portfolio PO Box 2145 San Juan PR 00922-2145	Transamerica Inflation Opportunities	I2	5.20%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Inflation Opportunities	R6	100.00%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Intermediate Bond	I2	55.56%
Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Intermediate Bond	I2	12.70%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Intermediate Bond	I2	7.96%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Intermediate Bond	I2	7.66%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Intermediate Bond	I2	5.60%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Intermediate Bond	I2	5.60%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Intermediate Bond	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Intermediate Bond	R	87.43%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Intermediate Bond	R	12.57%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Intermediate Bond	R4	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Intermediate Bond	R6	100.00%

Name & Address	Fund Name	Class	Percent
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Intermediate Muni	A	19.64%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Intermediate Muni	A	11.36%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Intermediate Muni	A	10.82%
Charles Schwab & Co Special Custody Acct For Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	Transamerica Intermediate Muni	A	9.34%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Intermediate Muni	A	7.19%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Intermediate Muni	A	6.62%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Intermediate Muni	A	5.60%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Intermediate Muni	A	5.21%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Intermediate Muni	C	22.85%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Intermediate Muni	C	14.33%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Intermediate Muni	C	12.29%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Intermediate Muni	C	11.28%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Intermediate Muni	C	9.80%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Intermediate Muni	C	6.43%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Intermediate Muni	C	6.03%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Intermediate Muni	I	15.07%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Intermediate Muni	I	13.78%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Intermediate Muni	I	10.75%

Name & Address	Fund Name	Class	Percent
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Intermediate Muni	I	10.22%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Intermediate Muni	I	8.52%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Intermediate Muni	I	8.09%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Intermediate Muni	I	6.36%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Intermediate Muni	I	5.62%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Intermediate Muni	I	5.42%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Intermediate Muni	I2	100.00%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica International Equity	A	26.42%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica International Equity	A	19.49%
Sammons Retirement Solution 4546 Corporate Dr Ste 100 Wdm IA 50266-5911	Transamerica International Equity	A	11.16%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica International Equity	A	7.71%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica International Equity	C	23.65%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica International Equity	C	19.59%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica International Equity	C	9.73%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica International Equity	C	8.05%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica International Equity	C	8.01%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica International Equity	C	6.95%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica International Equity	C	6.76%

Name & Address	Fund Name	Class	Percent
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica International Equity	C	5.32%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica International Equity	I	42.61%
Charles Schwab & CO Inc 101 Montgomery St San Francisco CA 94104-4151	Transamerica International Equity	I	12.88%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dt E FL 2 Jacksonville FL 32246	Transamerica International Equity	I	7.36%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica International Equity	I	6.79%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	Transamerica International Equity	I	5.95%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	22.06%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	21.88%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	10.78%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	9.05%
Transamerica International Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	8.37%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	7.62%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	5.03%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica International Equity	I3	100.00%

Name & Address	Fund Name	Class	Percent
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica International Equity	R	86.18%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica International Equity	R	13.82%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica International Equity	R4	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept 4th Floor Jersey City NJ 07310-1995	Transamerica International Equity	R6	32.84%
Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica International Equity	R6	10.69%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica International Equity	R6	9.16%
Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica International Equity	R6	6.56%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica International Growth	A	26.29%
Umb Bank Na Farwell Area Schools 403B-7 A/C Hugh W Lewis III 8757 Reiss Dr Farwell MI 48622-8713	Transamerica International Growth	A	10.69%
Umb Bank Na Cust IRA FBO Joyce Vicki Brady 304 Hobby St Georgetown TX 78633-2301	Transamerica International Growth	A	5.86%
Umb Bank Na Cust Simple IRA FBO Zonya E Foco 1240 Sand Lake Dr Onsted MI 49265-9585	Transamerica International Growth	A	5.37%
Umb Bank Na Cust Simple IRA FBO Terry J Pitchford 34 Water Front Ave Lakeway TX 78734-5308	Transamerica International Growth	A	5.01%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica International Growth	I	49.07%
Umb Bank Na Cust Roth IRA FBO Sandra M Coyle 4 Thomsen Ct Stony Point NY 10980-3461	Transamerica International Growth	I	23.45%
Umb Bank Na Cust Dcd Roth IRA For Helena Kobinski (Dcd) FBO Sabina M Kobinski 5418 69th Pl Maspeth NY 11378-1810	Transamerica International Growth	I	18.83%

Name & Address	Fund Name	Class	Percent
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	27.17%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	26.46%
Transamerica International Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	10.39%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	9.44%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	8.93%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	6.81%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica International Growth	R6	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica International Small Cap Value	I	83.31%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica International Small Cap Value	I	10.83%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Small Cap Value	I2	27.45%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Small Cap Value	I2	26.94%
Transamerica International Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Small Cap Value	I2	13.22%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Small Cap Value	I2	8.49%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Small Cap Value	I2	6.93%

Name & Address	Fund Name	Class	Percent
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Small Cap Value	I2	6.43%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica International Stock	A	76.62%
Umb Bank Na Cust Simple IRA FBO Brian S Handa 20315 Calle Montalvo Saratoga CA 95070-6001	Transamerica International Stock	A	12.75%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica International Stock	I	98.88%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Stock	I2	39.56%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Stock	I2	22.57%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Stock	I2	20.19%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Stock	I2	12.66%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica International Stock	R6	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Large Cap Value	A	46.94%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Large Cap Value	A	11.35%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Large Cap Value	A	9.40%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Large Cap Value	C	14.51%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Large Cap Value	C	11.89%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Large Cap Value	C	11.25%

Name & Address	Fund Name	Class	Percent
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Large Cap Value	C	10.08%
American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405	Transamerica Large Cap Value	C	9.82%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Large Cap Value	C	6.44%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Large Cap Value	C	6.24%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Large Cap Value	C	5.62%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Large Cap Value	I	21.02%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Large Cap Value	I	18.97%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Large Cap Value	I	17.23%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Large Cap Value	I	8.62%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Large Cap Value	I	8.38%
American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405	Transamerica Large Cap Value	I	6.53%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Large Cap Value	I	5.48%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Large Cap Value	I2	32.24%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Large Cap Value	I2	22.48%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Large Cap Value	I2	10.93%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Large Cap Value	I2	9.22%

Name & Address	Fund Name	Class	Percent
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Large Cap Value	I2	8.64%
Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Large Cap Value	I2	6.04%
Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Cap Value	R6	53.88%
Reliance Trust Company 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Cap Value	R6	21.50%
Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Cap Value	R6	13.96%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Mid Cap Growth	A	70.95%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Mid Cap Growth	C	36.04%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Mid Cap Growth	C	12.62%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Mid Cap Growth	I	27.44%
Interactive Brokers LLC 2 Pickwick Plz Ste 202 Greenwich CT 06830-5576	Transamerica Mid Cap Growth	I	19.61%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Mid Cap Growth	I	16.53%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Mid Cap Growth	I	14.01%
Interactive Brokers LLC Cash Distribution Omnibus Account1 2 Pickwick Plaza Greenwich CT 06830-5576	Transamerica Mid Cap Growth	I	10.33%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Mid Cap Growth	I	7.48%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Growth	I2	34.46%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Growth	I2	33.42%

Name & Address	Fund Name	Class	Percent
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Growth	I2	10.02%
Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Growth	I2	6.14%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Growth	I2	5.96%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Growth	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Growth	R	73.58%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Mid Cap Growth	R	26.42%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Growth	R4	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Mid Cap Growth	R6	100.00%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value	I2	37.76%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value	I2	33.39%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value	I2	19.28%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Mid Cap Value Opportunities	A	17.21%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Mid Cap Value Opportunities	A	17.03%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Mid Cap Value Opportunities	A	10.25%

Name & Address	Fund Name	Class	Percent
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Mid Cap Value Opportunities	A	7.94%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Mid Cap Value Opportunities	A	5.88%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Mid Cap Value Opportunities	A	5.88%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Mid Cap Value Opportunities	A	5.45%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Mid Cap Value Opportunities	C	28.95%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Mid Cap Value Opportunities	C	22.08%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Mid Cap Value Opportunities	C	11.83%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Mid Cap Value Opportunities	C	8.24%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Mid Cap Value Opportunities	C	6.00%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Mid Cap Value Opportunities	C	5.49%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Mid Cap Value Opportunities	C	5.02%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Mid Cap Value Opportunities	I	20.15%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Mid Cap Value Opportunities	I	17.27%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Mid Cap Value Opportunities	I	15.02%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Mid Cap Value Opportunities	I	10.66%
TD Ameritrade Inc PO Box 2226 Omaha NE 68103-2226	Transamerica Mid Cap Value Opportunities	I	8.07%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Mid Cap Value Opportunities	I	7.39%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Mid Cap Value Opportunities	I	5.76%

Name & Address	Fund Name	Class	Percent
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value Opportunities	I2	40.80%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value Opportunities	I2	34.38%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value Opportunities	I2	9.03%
Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value Opportunities	I2	7.61%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Value Opportunities	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Value Opportunities	R	86.10%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Mid Cap Value Opportunities	R	13.90%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Value Opportunities	R4	98.90%
Tiaa, Fsb Cust/Ttee FBO: Retirement Plans For Which Tiaa Acts As Recordkeeper Attn: Trust Operations 211 N Broadway Ste 1000 Saint Louis MO 63102-2748	Transamerica Mid Cap Value Opportunities	R6	56.50%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept 4th Floor Jersey City NJ 07310-1995	Transamerica Mid Cap Value Opportunities	R6	29.35%
Dcgt As Ttee And/Or Cust FBO Plic Various Retirement Plans Omnibus Attn Npio Trade Desk 711 High St Des Moines IA 50392-0001	Transamerica Mid Cap Value Opportunities	R6	5.51%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Multi-Asset Income	A	16.38%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Multi-Asset Income	A	14.47%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Asset Income	A	10.96%

Name & Address	Fund Name	Class	Percent
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Multi-Asset Income	A	10.71%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Multi-Asset Income	A	9.63%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Multi-Asset Income	A	7.36%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Multi-Asset Income	A	5.31%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Multi-Asset Income	C	22.69%
Charles Schwab & CO Inc 211 Main St San Francisco CA 94105-1905	Transamerica Multi-Asset Income	C	16.23%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Multi-Asset Income	C	13.27%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Multi-Asset Income	C	9.72%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Asset Income	C	9.19%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Multi-Asset Income	C	7.31%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Multi-Asset Income	I	27.92%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Multi-Asset Income	I	13.85%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Multi-Asset Income	I	12.78%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Multi-Asset Income	I	10.88%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Multi-Asset Income	I	9.42%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Multi-Asset Income	I	6.25%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Multi-Asset Income	I2	100.00%

Name & Address	Fund Name	Class	Percent
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Multi-Managed Balanced	A	42.89%
Sammons Retirement Solution 4546 Corporate Dr Ste 100 Wdm IA 50266-5911	Transamerica Multi-Managed Balanced	A	8.16%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Managed Balanced	A	7.13%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Multi-Managed Balanced	A	5.32%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Managed Balanced	C	35.08%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Multi-Managed Balanced	C	11.76%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Multi-Managed Balanced	C	8.38%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Multi-Managed Balanced	C	8.02%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Multi-Managed Balanced	C	6.27%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Multi-Managed Balanced	I	16.51%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Multi-Managed Balanced	I	12.26%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Managed Balanced	I	11.65%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Multi-Managed Balanced	I	8.46%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Multi-Managed Balanced	I	7.83%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Multi-Managed Balanced	I	7.72%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Multi-Managed Balanced	I	5.33%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Multi-Managed Balanced	I	5.31%
Reliance Trust Company 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Multi-Managed Balanced	R6	44.88%
Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Multi-Managed Balanced	R6	28.63%

Name & Address	Fund Name	Class	Percent
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Multi-Managed Balanced	R6	19.97%
John Hancocktrust Company LLC 690 Canton St Suite 100 Westwood MA 02090-2324	Transamerica Multi-Managed Balanced	R6	6.36%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Short-Term Bond	A	26.61%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Short-Term Bond	A	15.94%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Short-Term Bond	A	9.21%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Short-Term Bond	A	8.44%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Short-Term Bond	A	6.46%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Short-Term Bond	A	5.12%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Short-Term Bond	C	32.53%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Short-Term Bond	C	12.11%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Short-Term Bond	C	9.47%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Short-Term Bond	C	7.26%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Short-Term Bond	C	6.69%
Charles Schwab & CO Inc 211 Main St San Francisco CA 94105-1905	Transamerica Short-Term Bond	C	6.34%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Short-Term Bond	C	5.50%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Short-Term Bond	I	14.31%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Short-Term Bond	I	13.69%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Short-Term Bond	I	13.07%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Short-Term Bond	I	8.38%

Name & Address	Fund Name	Class	Percent
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Short-Term Bond	I	8.34%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Short-Term Bond	I	8.11%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Short-Term Bond	I	7.02%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Short-Term Bond	I	6.83%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Short-Term Bond	I	5.76%
Blackrock Tactical Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Short-Term Bond	I2	35.43%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Short-Term Bond	I2	23.96%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Short-Term Bond	I2	10.66%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Short-Term Bond	I2	9.18%
Universal Life Insurance Company Moderate Portfolio PO Box 2145 San Juan PR 00922-2145	Transamerica Short-Term Bond	I2	7.67%
Transamerica 60/40 Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Short-Term Bond	I2	5.98%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept 4th Floor Jersey City NJ 07310-1995	Transamerica Short-Term Bond	R6	97.26%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Small Cap Growth	A	53.18%
Charles Schwab & Co 101 Montgomery St San Francisco CA 94104-4151	Transamerica Small Cap Growth	A	7.66%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small Cap Growth	C	38.73%

Name & Address	Fund Name	Class	Percent
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Small Cap Growth	C	16.25%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Small Cap Growth	C	10.62%
American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405	Transamerica Small Cap Growth	C	8.69%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small Cap Growth	I	81.73%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Small Cap Growth	I	11.32%
Saxon & Co. PO Box 94597 Cleveland OH 44101-4597	Transamerica Small Cap Growth	I2	45.31%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Growth	I2	15.76%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Growth	I2	11.15%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Growth	I2	10.57%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Growth	I2	5.70%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Growth	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Growth	R	74.35%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Small Cap Growth	R	25.65%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Growth	R4	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Small Cap Growth	R6	100.00%

Name & Address	Fund Name	Class	Percent
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Small Cap Value	A	42.07%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Small Cap Value	A	29.80%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Small Cap Value	A	10.63%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	Transamerica Small Cap Value	C	41.57%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Small Cap Value	C	20.04%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Small Cap Value	C	15.00%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small Cap Value	C	7.86%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Small Cap Value	C	7.54%
T. Rowe Price Retirement Plan Services Inc FBO Retirement Plan Clients 4515 Painters Mill Rd Owings Mills MD 21117-4903	Transamerica Small Cap Value	I	94.29%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	I2	42.92%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	I2	29.51%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	I2	10.29%
Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	I2	7.89%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Value	I3	100.00%

Name & Address	Fund Name	Class	Percent
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Value	R	83.52%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Small Cap Value	R	16.48%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Value	R4	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Small Cap Value	R6	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Small/Mid Cap Value	A	20.28%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Small/Mid Cap Value	A	9.28%
TCM Division Transamerica Life Insurance Company Seperate Account D 4333 Edgewood Rd NE MS 4410 Cedar Rapids IA 52499-0001	Transamerica Small/Mid Cap Value	A	8.58%
Sammons Retirement Solution 4546 Corporate Dr Ste 100 Wdm IA 50266-5911	Transamerica Small/Mid Cap Value	A	7.52%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Small/Mid Cap Value	A	7.31%
Merrill Lynch Pierce Fenner & Smith Inc For the Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Small/Mid Cap Value	A	6.93%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small/Mid Cap Value	A	6.35%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Small/Mid Cap Value	C	24.66%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Small/Mid Cap Value	C	13.53%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small/Mid Cap Value	C	11.80%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Small/Mid Cap Value	C	8.07%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Small/Mid Cap Value	C	7.86%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Small/Mid Cap Value	C	7.63%

Name & Address	Fund Name	Class	Percent
Charles Schwab & CO Inc 211 Main St San Francisco CA 94105-1905	Transamerica Small/Mid Cap Value	C	7.63%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Small/Mid Cap Value	I	16.50%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Small/Mid Cap Value	I	13.20%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Small/Mid Cap Value	I	11.30%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Small/Mid Cap Value	I	8.45%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Small/Mid Cap Value	I	8.17%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Small/Mid Cap Value	I	7.33%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Small/Mid Cap Value	I	7.20%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Small/Mid Cap Value	I	6.99%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small/Mid Cap Value	I	6.65%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Small/Mid Cap Value	I2	100.00%
Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small/Mid Cap Value	R6	38.30%
State Street Bank & Trust As Ttee For Hanesbrands Inc Master Investment Trust For Defined Contribution Plans 801 Pennsylvania Ave Kansas City MO 64105-1307	Transamerica Small/Mid Cap Value	R6	16.98%
Pims/Prudential Retirement As Nominee For The Ttee/Cust Pl 300 Grundfos Pumps Corporation 3905 Enterprise Ct Aurora IL 60504-8132	Transamerica Small/Mid Cap Value	R6	14.35%
Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small/Mid Cap Value	R6	6.85%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Sustainable Bond	I	99.80%

Name & Address	Fund Name	Class	Percent
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Sustainable Bond	I2	100.00%
TCM Division Transamerica Life Insurance Company Seperate Account D 4333 Edgewood Rd NE MS 4410 Cedar Rapids IA 52499-0001	Transamerica Sustainable Equity Income	A	73.82%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Sustainable Equity Income	A	12.77%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Sustainable Equity Income	C	28.05%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Sustainable Equity Income	C	16.04%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Sustainable Equity Income	C	8.67%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Sustainable Equity Income	C	7.91%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Sustainable Equity Income	C	7.29%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Sustainable Equity Income	C	5.30%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Sustainable Equity Income	I	24.90%
Matrix Trust CO As Agent FBO Old Mutual Asset Management Volunta PO Box 52129 Phoenix AZ 85072-2129	Transamerica Sustainable Equity Income	I	23.35%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Sustainable Equity Income	I	12.17%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Sustainable Equity Income	I	10.14%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Sustainable Equity Income	I	8.94%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Sustainable Equity Income	I	8.59%

Name & Address	Fund Name	Class	Percent
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Sustainable Equity Income	I2	35.60%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Sustainable Equity Income	I2	28.91%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Sustainable Equity Income	I2	16.57%
Universal Life Insurance Company Moderate Portfolio PO Box 2145 San Juan PR 00922-2145	Transamerica Sustainable Equity Income	I2	6.75%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Sustainable Equity Income	I2	6.01%
Reliance Trust Company 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Sustainable Equity Income	R6	56.98%
Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Sustainable Equity Income	R6	39.59%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Total Return	I2	31.75%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Total Return	I2	28.22%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Total Return	I2	26.36%
Universal Life Insurance Company Moderate Portfolio PO Box 2145 San Juan PR 00922-2145	Transamerica Total Return	I2	9.65%
John Sung Woo TOD 29375 Laro Dr Agoura Hills CA 91301-1682	Transamerica Unconstrained Bond	A	27.85%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Unconstrained Bond	A	18.70%
RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis MN 55402-1110	Transamerica Unconstrained Bond	A	13.64%
John Sung Woo TOD 29375 Laro Dr Agoura Hills CA 91301-1682	Transamerica Unconstrained Bond	A	8.35%
Umb Bank Na Farwell Area Schools 403B-7 A/C Hugh W Lewis III 8757 Reiss Dr Farwell MI 48622-8713	Transamerica Unconstrained Bond	A	5.97%

Name & Address	Fund Name	Class	Percent
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Unconstrained Bond	I	33.83%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Unconstrained Bond	I	31.66%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Unconstrained Bond	I	19.92%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Unconstrained Bond	I	12.45%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Unconstrained Bond	I2	53.56%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Unconstrained Bond	I2	29.63%
Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Unconstrained Bond	I2	11.40%
Transamerica International Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Unconstrained Bond	I2	5.41%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica US Growth	A	8.67%
Charles Schwab & CO Inc 211 Main St San Francisco CA 94105-1905	Transamerica US Growth	C	14.60%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica US Growth	C	7.29%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica US Growth	C	7.03%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica US Growth	C	6.76%
RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis MN 55402-1110	Transamerica US Growth	C	6.37%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica US Growth	C	6.11%

Name & Address	Fund Name	Class	Percent
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica US Growth	I	27.84%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica US Growth	I	19.80%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica US Growth	I2	35.29%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica US Growth	I2	33.87%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica US Growth	I2	17.92%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica US Growth	I2	6.46%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica US Growth	R6	100.00%
Control Persons
Any shareholder who holds beneficially 25% or more of a fund may be deemed to control the fund until such time as it holds beneficially less than 25% of the outstanding common shares of the fund. Any shareholder controlling a fund may be able to determine the outcome of issues that are submitted to shareholders for vote, and may be able to take action regarding the fund without the consent or approval of the other shareholders.
To the knowledge of the Trust, as of September 10, 2021, the following persons held beneficially 25% or more of the outstanding shares of the fund indicated.
Unless otherwise noted, the address of each investor is c/o TAM, 1801 California Street, Suite 5200, Denver, CO 80202.
Name & Address	Fund Name	Percentage of Fund Owned
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Conservative Portfolio	45.32%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Moderate Portfolio	31.34%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Core Bond	42.95%

Name & Address	Fund Name	Percentage of Fund Owned
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Opportunities	33.25%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Opportunities	26.43%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Energy Infrastructure	26.83%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Event Driven	32.04%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Event Driven	25.48%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Floating Rate	26.01%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica High Yield Bond	29.79%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica High Yield ESG	94.72%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Inflation Opportunities	26.61%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Intermediate Bond	37.52%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	27.16%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	26.45%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica International Small Cap Value	38.99%

Name & Address	Fund Name	Percentage of Fund Owned
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Stock	38.99%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Large Cap Value	29.69%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Growth	25.74%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value	37.76%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value	33.39%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	39.62%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	27.24%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Sustainable Bond	95.99%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Sustainable Equity Income	26.09%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Total Return	31.75%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Total Return	28.22%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Total Return	26.36%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Unconstrained Bond	52.32%

Name & Address	Fund Name	Percentage of Fund Owned
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Unconstrained Bond	28.95%
Management Ownership
To the knowledge of the Trust, as of September 10, 2021, the Trustees and officers as a group owned less than 1% of any class of each fund’s outstanding shares.
Further Information About the Trust and the Funds
The Trust is organized as a Delaware statutory trust. Delaware law provides a statutory framework for the powers, duties, rights and obligations of the Trustees and shareholders of the Trust, while the more specific powers, duties, rights and obligations of the Trustees and the shareholders are determined by the Trustees as set forth in the Trust’s Amended and Restated Declaration of Trust (“Declaration”) dated as of December 10, 2015, and the Trust’s Bylaws, as may be amended from time to time. Every shareholder, by virtue of purchasing shares and becoming a shareholder, agrees to be bound by the terms of the Declaration. Some of the more significant provisions of the Declaration are described below.
Shareholder Voting. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the Trustees without seeking the consent of shareholders. A fund is not required to hold an annual meeting of shareholders, but a fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the net asset value, in U.S. dollars, of those shares determined at the close of business on the record date. All shareholders of record of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares. There is no cumulative voting on any matter submitted to a vote of the shareholders.
Election and Removal of Trustees. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by a vote or consent of the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that any Trustee may be removed by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.
Amendments to the Declaration. The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust, that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.
Issuance and Redemption of Shares. A fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. All shares offered pursuant to the prospectus of a fund, when issued, will be fully paid and non- assessable. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. A fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a fund with identification required by law, or if the fund is unable to verify the information received from the shareholder or the shareholder fails to provide the required information. In addition, as discussed below, shares may be redeemed in connection with the closing of small accounts.
Disclosure of Shareholder Holdings. The Declaration specifically requires shareholders, upon demand, to disclose in writing to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.
Small Accounts. The Declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Shareholder, Trustee and Officer Liability. The Declaration provides that shareholders are not personally liable for the obligations of a fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. A fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder.
The Declaration provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or any series, in connection with the affairs of the Trust. The Declaration also provides that no Trustee, officer or employee of the Trust owes any duty to any person (including without limitation any shareholder), other than the Trust or any series. Each Trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust. All actions and omissions of Trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.
The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.
The Declaration provides that any Trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent Trustee, audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.
Derivative and Direct Actions. The Declaration provides a detailed process for the bringing of derivative or direct actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder claims, demands and derivative actions.
Prior to bringing a derivative action, the Declaration requires that a demand by no fewer than three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The Trustees have a period of 90 days, which may be extended by up to an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand (or a committee comprised of some or all of such Trustees), with the assistance of counsel who may be retained by such Trustees on behalf and at the expense of the Trust, determine that a suit should be maintained, then the Trust will commence the suit and the suit generally will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the funds, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not consistent with the standard of performance required of the Trustees in performing their duties. If a demand is rejected, each complaining shareholder will be responsible, jointly and severally with any and all other complaining shareholders, for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose.
The Declaration provides that no Shareholder may bring a direct action claiming injury as a shareholder of the Trust, or any series or class thereof, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of a series or class, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the series or class, generally. Under the Declaration, a shareholder bringing a direct claim must be a shareholder of the series or class with respect to which the direct action is brought at the time of the injury complained of, or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time.
If a derivative or direct action is brought in violation of the Declaration, each shareholder who commences or maintains such action will be required. jointly and severally, to reimburse the Trust for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the action if the action is dismissed on the basis of the failure to comply with the Declaration. In addition, if a court determines that any derivative action has been brought without reasonable cause or for an improper purpose, the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the action will be borne, jointly and severally, by each shareholder who commenced the action.
The Declaration further provides that a fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder bring a derivative or direct claim only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Trust or a fund be brought only in the U.S. District Court for the Southern District of New York, or if not permitted to be brought in federal court, then in the New York Supreme Court sitting in New York County with assignment to the Commercial Division to the extent such assignment is permitted under the applicable court rules, and that the right to jury trial be waived to the fullest extent permitted by law.
Series and Classes. The Declaration provides that the Trustees may establish series and classes in addition to those currently established and that the Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class. Each share of a fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.
The shares of beneficial interest of the Trust are divided into twelve classes: Class A, Class C, Class I, Class I2, Class I3, Class R, Class R1, Class R2, Class R3, Class R4, Class R6 and Class T. Not all funds offer all classes of shares. See a fund’s prospectus for a discussion of which classes of shares of that fund are available for purchase and who is eligible to purchase shares of each class. Class I3, Class R, Class R1, Class R2 and Class R4 are discussed in separate SAIs. Each class represents interests in the same assets of the fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to its plan of distribution or any other matter appropriately limited to that class; the classes are subject to differing sales charges as described in the prospectus; Class A, Class C, Class R, Class R1, Class R2, Class R3 and Class R4 shares are subject to ongoing distribution and service fees. Class I, Class I2, Class I3, Class R6 and Class T shares have no annual distribution and service fees. Each class may bear differing amounts of certain class-specific expenses, and each class has a separate exchange privilege. Class T shares are not available to new investors; only existing Class T shareholders may purchase additional Class T shares. On November 30, 2009, all shares previously designated as Class I shares were re-designated as Class I2 shares. On February 10, 2012, all shares previously designated as Class P shares were converted into Class I shares. On October 13, 2017, Class R shares of Transamerica Government Money Market were renamed Class R2 shares. As described above in the section entitled “Purchase, Redemption and Pricing of Shares - Purchase of Shares,” on March 31, 2021, Transamerica Government Money Market was closed to most new investors until further notice.
The Trust does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same fund by virtue of these classes. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action.
Dividends and Other Distributions
An investor may choose among several options with respect to dividends and capital gains distributions payable to the investor. Dividends or other distributions will be paid in full and fractional shares at the net asset value determined as of the ex-dividend date unless the shareholder has elected another distribution option as described in the prospectus. The quarterly ex-dividend date for Transamerica Asset Allocation – Conservative Portfolio will be subsequent to the ex-dividend date of the underlying Transamerica funds in which it invests. The December annual ex-dividend date for all other Asset Allocation funds will be subsequent to the ex-dividend date of the underlying Transamerica funds in which they invest. Transaction confirmations and checks for payments designated to be made in cash generally will be mailed on the payable date. The per share income dividends on Class C, Class R, Class R1 and Class R3 shares of a fund are anticipated to be lower than the per share income dividends on Class A, Class I, Class I2, Class I3, Class R2, Class R4, Class R6 and Class T shares of that fund as a result of higher distribution and service fees applicable to Class C, Class R, Class R1 and Class R3 shares.
Taxes
Each fund has qualified (or expects to qualify in its first year), and expects to continue to qualify, for treatment as a regulated investment company (a “RIC”) under the Code. In order to qualify for that treatment, a fund must distribute to its shareholders for each taxable year at least the sum of 90% of its investment company taxable income, computed without regard to the dividends-paid deduction, and 90% of its net exempt-interest income, if any (the “Distribution Requirement”). Each fund must also meet several other requirements. These requirements include the following: (1) a fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships; (2) at the close of each quarter of a fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities (limited in respect of any one issuer of such other securities to an amount not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of the issuer); and (3) at the close of each quarter of a fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, in securities (other than securities of other RICs) of two or more issuers that the fund controls and that are engaged in the same, similar or related trades or businesses, or in securities of one or more qualified publicly traded partnerships.

If a fund qualifies as a RIC and timely distributes to its shareholders substantially all of its net income and net capital gains, then the fund should have little or no income taxable to it under the Code. If a fund meets the Distribution Requirement but retains some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at the regular corporate rate on the amounts retained. A fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed those liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.
For U.S. federal income tax purposes, a fund is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the fund and may not be distributed as such to shareholders. Generally, the funds may not carry forward any losses other than net capital losses. Under certain circumstances, a fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.
Assuming a fund has sufficient earnings and profits, its shareholders generally are required to include distributions from the fund (whether paid in cash or reinvested in additional shares) as (1) ordinary income, to the extent the distributions are attributable to the fund’s investment income (except for qualified dividend income as discussed below), net short-term capital gain and certain net realized foreign exchange gains, (2) “exempt-interest dividends”, as discussed below, or (3) capital gains, to the extent of the fund’s net capital gain (i.e., the fund’s net long-term capital gains over net short-term capital losses). Transamerica Intermediate Muni and Transamerica High Yield Muni expect to distribute exempt-interest dividends, which are generally exempt from regular federal income tax but may be subject to state and local taxes and may be a tax preference item for purposes of the AMT. The other funds generally do not expect to be able to distribute exempt-interest dividends; however, Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, or Transamerica Asset Allocation – Moderate Portfolio may distribute exempt-interest dividends if it invests in one or more underlying funds that pay exempt-interest dividends.
If a fund fails to qualify for treatment as a RIC, the fund will be subject to U.S. federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to its shareholders (including distributions that would otherwise qualify as capital gain dividends or as exempt-interest dividends) will constitute ordinary dividend income to the extent of the fund’s available earnings and profits. Under certain circumstances, a fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so, the fund may incur significant fund-level taxes and may be forced to dispose of certain assets.
Distributions by a fund in excess of its current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) each shareholder’s tax basis in its shares, and any distributions in excess of that basis will be treated as gain from the sale of shares, as discussed below.
A fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income (for that calendar year) and capital gain net income (for the one-year period generally ending on October 31 of that year), increased or decreased by certain other amounts. Each fund intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.
Although dividends generally will be treated as distributed when paid, any dividend declared by a fund in October, November or December, payable to shareholders of record during such a month, and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain distributions made after the close of a taxable year of a fund may be “spilled back” and treated for certain purposes as paid by the relevant fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a RIC’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the RIC when they are actually paid.
U.S. federal income tax law generally taxes noncorporate taxpayers on long-term capital gains and on “qualified dividend income” at rates of up to 20%. Certain capital gain dividends attributable to dividends received from U.S. REITs may be taxable to noncorporate shareholders at a rate of 25%.
Except for “exempt-interest dividends,” as described below, other distributions, including distributions of earnings from, in general, dividends paid to a fund that are not themselves qualified dividend income to the fund, interest income, other types of ordinary income and short-term capital gains, will generally be taxed at the ordinary income tax rate applicable to the taxpayer.
Qualified dividend income generally means dividend income received from a fund’s investments in common and preferred stock of U.S. companies and stock of certain “qualified foreign corporations,” provided that certain holding period and other requirements are met by both the fund and the shareholder receiving a distribution of the dividend income. Qualified dividend income generally also includes any dividend income (i) that is received by a fund from an underlying fund that is itself treated as a RIC and that received such income as dividends on common and preferred stock of U.S. companies or on stock of certain qualified foreign corporations, and (ii) that is reported as qualified dividend income by the underlying RICs, provided that certain holding period and other requirements are met by the underlying fund, the fund and the shareholders. If 95% or more of a fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, that fund may report all distributions of such income as qualified dividend income.
A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the U.S. or it is eligible for the benefits of certain income tax treaties with the U.S. and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the U.S. Passive foreign investment companies are not qualified foreign corporations for this purpose.
A dividend that is attributable to qualified dividend income of a fund and that is paid by the fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became “ex-dividend” with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter. Dividends received by a fund from REITs generally do not qualify for treatment as qualified dividend income.
Certain dividends received by a fund, or attributable to dividends received by an underlying fund, from U.S. corporations (generally, dividends received by the fund or underlying fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately reported by the fund may be eligible for the 50% dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to a fund from other RICs are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. The applicable holding period requirements must also be satisfied by the fund and any underlying fund. Any corporate shareholder should consult its tax advisor regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.
Any fund distribution (other than a dividend that is declared on a daily basis) will have the effect of reducing the per share net asset value of shares in the fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any dividend distribution that is not declared daily may thus pay the full price for the shares then effectively receive a portion of the purchase price back as a taxable distribution unless the distribution is an exempt-interest dividend.
The U.S. federal income tax status of all distributions will be reported to shareholders annually.
A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates or trusts. For these purposes, interest, dividends and certain capital gains are generally taken into account in computing a shareholder’s net investment income, but exempt-interest dividends are not taken into account for this purpose.
Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends (other than exempt-interest dividends) and capital gain distributions, and certain gains from the disposition of fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.
If a fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the fund’s gross income not as of the date received, but as of the later of (a) the date such stock became ex-dividend with respect to such dividends or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

The Code permits tax-exempt interest received by a fund to flow through as tax-exempt “exempt-interest dividends” to the fund’s shareholders if the fund qualifies as a regulated investment company and at least 50% of the value of its total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations that pay interest excluded from gross income under Section 103(a) of the Code. That part of Transamerica Intermediate Muni’s and Transamerica High Yield Muni’s net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders is expected to be reported by Transamerica Intermediate Muni and Transamerica High Yield Muni as an exempt-interest dividend under the Code. The Code also permits tax-exempt interest (including exempt-interest dividends) received by a fund that is a “qualified fund of funds” to flow through as tax-exempt “exempt-interest dividends” to the fund’s shareholders. Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, and Transamerica Asset Allocation – Moderate Portfolio are expected to be treated as qualified fund of funds. Exempt-interest dividends are excluded from a shareholder’s gross income under the Code but are nevertheless required to be reported on the shareholder’s U.S. federal income tax return. The percentage of income reported as exempt-interest dividends for a month may differ from the percentage of distributions consisting of tax-exempt interest during that month.
Exempt-interest dividends derived from interest on certain “private activity bonds” will be items of tax preference, which increase alternative minimum taxable income for non-corporate taxpayers subject to the AMT.
Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a fund distributing exempt-interest dividends will not be deductible for U.S. federal income tax purposes to the extent the indebtedness is deemed under the Code and applicable regulations to relate to exempt-interest dividends received from the fund. A fund distributing exempt-interest dividends may not be an appropriate investment for persons who are “substantial users” of facilities financed by industrial revenue or private activity bonds or persons related to substantial users. Shareholders receiving social security or certain railroad retirement benefits may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving exempt-interest dividends paid by a fund.
Transamerica Intermediate Muni and Transamerica High Yield Muni may each from time to time invest a portion of its portfolio in taxable obligations and may engage in transactions generating gain or income that is not tax-exempt, e.g., it may purchase, hold and sell non-municipal securities, sell or lend portfolio securities, enter into repurchase agreements, dispose of rights to when-issued securities prior to issuance, acquire debt obligations at a market discount, acquire certain stripped tax-exempt obligations or their coupons or enter into options and future transactions. Transamerica Intermediate Muni’s and Transamerica High Yield Muni’s distributions of such gain or income will not constitute exempt-interest dividends and accordingly will be taxable under the generally applicable rules described above.
Redemptions, sales and exchanges generally are taxable events for shareholders that are subject to tax. Redemptions, sales or exchanges of shares of Transamerica Government Money Market will not result in taxable gain or loss if that fund maintains a constant net asset value per share. In general, if shares of a fund other than Transamerica Government Money Market are redeemed, sold or exchanged, the shareholder will recognize a capital gain or loss equal to the difference between the proceeds of the redemption or sale or the value of the shares exchanged and the shareholder’s adjusted basis in the shares redeemed, sold or exchanged. This capital gain or loss may be long-term or short-term, generally depending upon the shareholder's holding period for the shares. For tax purposes, a loss will be disallowed on the redemption, sale or exchange of shares if the disposed of shares are replaced (including replacement by shares acquired pursuant to a dividend reinvestment plan) within a 61-day period beginning 30 days before and ending 30 days after the date of the redemption, sale or exchange of such shares. Should the replacement of such shares fall within this 61-day period, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on its disposition of fund shares held by the shareholder for six months or less may be disallowed to the extent of any exempt-interest dividends paid with respect to such shares, and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).
Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of RICs are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
None of the Asset Allocation funds (each, a “Fund of Funds”) will be able to offset gains distributed by any underlying fund in which it invests against losses incurred by another underlying fund in which it invests because the underlying funds cannot distribute losses. A Fund of Funds’ redemptions and sales of shares in an underlying fund, including those resulting from changes in the allocation among underlying funds, could cause the Fund of Funds to recognize taxable gain or loss. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Fund of Funds. Further, a portion of losses on redemptions of shares in the underlying funds may be deferred. Short-term capital gains earned by an underlying fund will be treated as ordinary dividends when distributed to a Fund of Funds and therefore may not be offset by any short-term capital losses incurred by that Fund of Funds. Thus, a Fund of Funds’ short-term capital losses may offset its long-term capital gains, which might otherwise be eligible for reduced U.S. federal income tax rates for noncorporate shareholders, as discussed above. As a result of these factors, the use of the fund-of-funds structure by the Funds of Funds could adversely affect the amount, timing and character of distributions to their shareholders.
The funds and the underlying funds may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to their investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of a fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, the fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund for that taxable year. If at least 50% of a fund’s total assets at the close of each quarter of a taxable year consist of interests in other RICs, the fund may make the same election and pass through to its shareholders their pro rata shares of qualified foreign taxes paid by those other RICs and passed through to the fund for that taxable year. If the fund so elects, its shareholders would be required to include the passed-through taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and as described below may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.
Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If a fund qualifies to make, and makes, the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the fund or those other RICs for that taxable year in computing their income subject to U.S. federal income taxation or, alternatively, claim them as credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the fund or those other RICs, although such shareholders will be required to include their shares of such taxes in gross income if the fund makes the election described above. No deduction for such taxes will be permitted to individuals in computing their AMT liability.
If a fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the fund that is deemed, under the Code, to be U.S.-source income in the hands of the fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a fund or other RICs in which the fund invests. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If a fund does make the election, it will provide required tax information to shareholders. RICs generally may deduct any foreign taxes that are not passed through to their shareholders in computing their income available for distribution to shareholders to satisfy applicable tax distribution requirements. Under certain circumstances, if a fund or an underlying fund receives a refund of foreign taxes paid in respect of a prior year, the value of the fund’s shares or the value of the underlying fund’s shares, as applicable, could be affected, or any foreign tax credits or deductions passed through to shareholders in respect of the foreign taxes for the current year could be reduced.
The following paragraphs are intended to disclose risks of investments that certain funds may make directly and that the Funds of Funds may make indirectly, through underlying funds. Thus, references in the following paragraphs to one or more “funds” should be read to include, as applicable, references to one or more “underlying funds.”
Master Limited Partnerships: A fund may invest no more than 25% of its total assets in the securities of MLPs and other entities treated as qualified publicly traded partnerships for federal income tax purposes. An MLP is an entity treated as a partnership under the Code, the partnership interests of which are traded on securities exchanges like shares of corporate stock. An entity that is treated as a partnership for federal income tax purposes generally is not itself subject to federal income tax. Instead, each partner in the partnership is generally required to take into account its distributive share of items of the partnership’s income, gain, loss, deduction, and credit for each taxable year substantially as though such items had been realized directly by the partner and without regard to whether the partnership distributes any amount to its partners. To qualify for that treatment, an MLP must receive at least 90% of its income from qualifying sources such as interest, dividends, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. For this purpose, mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. If it does not so qualify, it will generally be subject to tax as a corporation, and there could be a material decrease in the value of its securities.
Depreciation or other cost recovery deductions passed through to a fund from any investments in MLPs in a given year will generally reduce that fund’s taxable income, but those deductions may be recaptured in that fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to fund shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the fund recognizing recapture income at the time the deductions were taken by that fund, and even though those shareholders may not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, a fund may need to liquidate investments, which may lead to additional recapture income.
Noncorporate taxpayers are generally eligible for a deduction of up to 20% of “qualified publicly traded partnership income.” A fund will not be able to claim such a deduction in respect of income allocated to it by any MLPs or other publicly traded partnerships in which it invests, and shareholders will not be able to claim such a deduction in respect of fund dividends attributable to any such income.
Passive Foreign Investment Companies: Certain funds may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is derived from passive investments; or (2) at least 50% of its assets (generally computed based on average fair market value) held during the taxable year produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on gain from the disposition of PFIC shares and on certain distributions from a PFIC (collectively, “excess distributions”), plus interest thereon, even if the fund distributes the excess distributions as a taxable dividend to its shareholders. If a fund invests in a PFIC and elects in the first year in which it holds such investment (or if it elects subsequently and makes certain other elections) to treat the PFIC as a “qualified electing fund,” then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain (the excess of net long-term capital gains over net short-term capital losses). This income inclusion is required even if the PFIC does not distribute such income and gains to the fund, and the amounts so included would be subject to the Distribution Requirement described above. In many instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. In order to distribute any such income and gains and satisfy the distribution requirements applicable to RICs, a fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.
A fund may, in the alternative, elect to mark to market its PFIC stock at the end of each taxable year, with the result that unrealized gains are treated as though they were realized as of such date. Any such gains will be ordinary income rather than capital gain. In order for a fund making this election to distribute any such income and gains and satisfy the distribution requirements applicable to RICs, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. If the mark-to-market election were made, tax at the fund level under the excess distribution rules would be eliminated, but a fund could still incur nondeductible interest charges if it makes the mark-to-market election in a year after the first taxable year in which it acquired the PFIC stock.
Controlled Foreign Corporations: If a sufficient percentage of the interests in a foreign issuer are held or deemed held by a fund, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to the fund, in which case the fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. A fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid fund-level taxes. In addition, some fund gains on the disposition of interests in such an issuer may be treated as ordinary income. A fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.
Options, Futures and Forward Contracts and Swap Agreements: Certain options, futures contracts, and forward contracts in which a fund may invest may be “Section 1256 contracts.” Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a fund at the end of each taxable year are “marked to market” with the result that unrealized gains or losses are treated as though they were realized. In order to distribute any such gains, satisfy the distribution requirements applicable to RICs and avoid taxation, a fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.
Generally, the hedging transactions undertaken by a fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a fund. In addition, losses realized by a fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a fund, which is taxed as ordinary income when distributed to shareholders.
A fund may make one or more of the elections available under the Code which are applicable to straddles. If a fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.
Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been promulgated, the tax consequences of such transactions are not entirely clear. The funds intend to account for such transactions in a manner deemed by them to be appropriate, but the IRS might not accept such treatment. If it did not, the status of a fund as a RIC might be affected.
The requirements applicable to a fund’s qualification as a RIC may limit the extent to which a fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.
Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to qualified dividend income to instead be taxed at the rate of tax applicable to ordinary income.
Original Issue Discount: If a fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt income, including any such accrued income, to qualify for treatment as a RIC under the Code and avoid U.S. federal income and excise taxes. Therefore, a fund may have to dispose of its portfolio securities to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to a fund.
Constructive Sales: The constructive sale rules may affect timing and character of gain if a fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a fund enters into certain transactions in property while holding substantially identical property, the fund will be treated as if it had sold and immediately repurchased the property and will be taxed on any gain (but not loss) from the constructive sale. The character of any gain from a constructive sale will depend upon the fund’s holding period in the property. Any loss from a constructive sale will be recognized when the property is subsequently disposed of, and the character of such loss will depend on the fund’s holding period and the application of various loss deferral provisions of the Code.
Real Estate Investment Trusts (REITs): For tax years beginning after December 31, 2017 and before January 1, 2026, a noncorporate taxpayer is generally eligible for a deduction of up to 20% of the taxpayer’s “qualified REIT dividends.” If a fund receives dividends (other than capital gain dividends) in respect of U.S. REIT shares, the fund may report its own dividends as eligible for the 20% deduction, to the extent the fund’s income is derived from such qualified REIT dividends, as reduced by allocable Fund expenses. In order for the fund’s dividends to be eligible for this deduction when received by a noncorporate shareholder, the fund must meet certain holding period requirements with respect to the U.S. REIT shares on which the fund received the eligible dividends, and the noncorporate shareholder must meet certain holding period requirements with respect to the fund shares.
Foreign Currency Transactions: Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a fund accrues income or expenses denominated in a foreign currency (or determined by reference to the value of one or more foreign currencies) and the time that a fund actually receives or makes payment of such income or expenses, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition generally are also treated as ordinary gain or loss. Some of the funds have elected, or may elect, to treat this foreign currency income as capital gain or capital loss.
Backup Withholding: Each fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions, exempt-interest dividends and the proceeds of redemptions and exchanges or repurchases of fund shares (except for proceeds of redemptions of shares in Transamerica Government Money Market), paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify that the Social Security Number or other Taxpayer Identification Number they provide is correct and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.
Cost Basis: Each fund (other than Transamerica Government Money Market) will report to the IRS the amount of sale proceeds that a shareholder receives from a sale or exchange of fund shares. For sales or exchanges of shares acquired on or after January 1, 2012, each fund (other than Transamerica Government Money Market) will also report basis and acquisition date information in those shares and the character of any gain or loss that the shareholder realizes on the sale or exchange (i.e., short-term or long-term). If a shareholder has a different basis for different shares of a fund in the same account (e.g., if a shareholder purchased fund shares in the same account when the shares were at different prices), the fund or the shareholder’s Service Agent (banks, broker-dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the funds’ distributor to sell shares of the applicable fund), as applicable, will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The funds’ default method for calculating basis will be the average cost method. A shareholder may elect, on an account-by-account basis, to use a method other than average cost by following procedures established by the fund or the shareholder’s Service Agent, as applicable. For purposes of calculating and reporting basis, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will generally be treated as held in separate accounts. If a shareholder elects to use a different method of basis calculation, the application of that method will depend on whether shares in an account have already been sold or exchanged. For information regarding available methods for calculating cost basis and procedures for electing a method other than the average cost method, shareholders who hold their shares directly with a fund may call the fund at 1-888-233-4339 Monday through Friday during the hours of operation as posted on the funds’ website at www.transamerica.com/contact-us. Shareholders who hold shares through a Service Agent should contact the Service Agent for information concerning the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average cost method or electing another method of basis calculation.
Taxation of Non-U.S. Shareholders: Dividends from net investment income (other than, in general, exempt-interest dividends) that are paid to a shareholder who, as to the U.S., is a nonresident alien individual, a foreign corporation or a foreign estate or foreign trust (each, a “foreign shareholder”) may be subject to a withholding tax at a rate of 30% or any lower applicable tax rate established in a treaty between the U.S. and the shareholder’s country of residence. Dividends that are derived from “qualified net interest income” and dividends that are derived from “qualified short-term gain” may be exempt from the 30% withholding tax, provided that the distributing fund chooses to follow certain procedures. A fund may choose to not follow such procedures and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholding. Qualified net interest income is a fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. Qualified short-term gain generally means the excess of the net short-term capital gain of a fund for the taxable year over its net long-term capital loss, if any. The withholding rules described in this paragraph do not apply to a dividend paid to a foreign shareholder if the dividend income is “effectively connected with the shareholder’s conduct of a trade or business within the U.S.” and the shareholder provides appropriate tax forms and documentation. Backup withholding (described above) will not be imposed on foreign shareholders who are subject to the 30% withholding tax described in this paragraph.
Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to fund distributions payable to such entities. Exempt-interest dividends may be exempt from this withholding tax. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
Foreign shareholders are subject to U.S. tax on disposition of a “United States real property interest” (a “USRPI”). Gain on such a disposition is sometimes referred to as “FIRPTA gain.” The Code provides a look-through rule for distributions of “FIRPTA gain” if certain requirements are met. If the look-through rule applies, certain distributions attributable to income received by a fund, e.g., from REITs, may be treated as gain from the disposition of a USRPI, causing distributions to be subject to U.S. withholding tax at rates of up to 21%, and requiring non-U.S. shareholders to file nonresident U.S. income tax returns.
The treatment of dividends and other distributions by a fund to shareholders under the various state income tax laws may not parallel that under U.S. federal income tax law. Qualification as a RIC does not involve supervision of a fund’s management or of its investment policies and practices by any governmental authority.
Shareholders are urged to consult their own tax advisors with specific reference to their own tax situations, including any federal, state, local or foreign tax liabilities.
Financial Statements
The audited financial statements and financial highlights for the funds as of October 31, 2020 have been filed with the SEC as part of the annual report of the funds on January 4, 2021 (SEC Accession # 0001193125-21-000542), and are hereby incorporated by reference into this SAI.

Appendix A – Proxy Voting Policies
Advent Capital Management, LLC
Proxy Voting
A. Voting Policy
It is the policy of Advent that in every case where Advent is presented with the opportunity to exercise voting authority with respect to a Client’s Securities, Advent will vote all Securities held by the Client in the best interest of the Client unless under the facts and circumstances the Chief Compliance Officer determines that voting is not reasonably practicable (such as, but not limited to, where English-language translations of proxy materials are not available).
Advent believes the best interest of the Client means the Client’s best economic interests over the long-term – that is, the interest of the Client in seeing the value of its investment increase over time. Advent generally invests in a company only if Advent believes that the company’s management seeks to serve shareholders’ best interests. As a result, Advent believes that management decisions and recommendations with respect to solicited issues generally are likely to be in the shareholders’ and Clients’ best interests.
In the case of social issue proxy proposals, which often range from divestment from geographical or industrial representation to environmental or other matters, it is the policy of Advent that the merit of the social issues should not take precedence over financial ones. Advent will consider voting for issues that have redeeming social merit that neither compromises the company’s competitive position within an industry, nor adversely impacts the goal of maximizing shareholder value.
B. Duty to Vote Proxies
Advent acknowledges that it is part of its fiduciary duty to its Clients to vote Client proxies, except in cases in which the cost of doing so, in the opinion of Advent, would exceed the expected benefits to the Client. This may be particularly true in the case of non-U.S. Securities. While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of logistical problems that may have a detrimental effect on Advent’s ability to vote such proxies. The logistical problems include, but are not limited to: (1) proxy statements and ballots being written in a language other than English; (2) untimely and/or inadequate notice of shareholder meetings; (3) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (4) requirements to vote proxies in person; (5) the imposition of restrictions on the sale of the Securities for a period of time in proximity to the shareholder meeting; and (6) requirements to provide local agents with power of attorney to facilitate Advent’s voting instructions. Accordingly, Advent may conduct a cost-benefit analysis in determining whether to attempt to vote its Clients’ shares at a non-US company’s meeting, whereby if it is determined that the cost associated with the attempt to exercise its vote outweighs the benefit Advent believes its Clients will derive by voting on the company’s proposal, Advent may decide not to attempt to vote at the meeting.
C. Voting Procedure
Advent does not take investment positions outside of the Clients it manages and therefore does not anticipate a situation where there would be a conflict between maximizing long-term investment returns for Clients and interests of Advent. If such a situation should arise involving a Public Security, the Compliance Committee will independently review and evaluate the proxy proposal and the circumstances surrounding the conflict to determine the vote, which will be in the best interest of the Client. The Compliance Committee may also determine whether the conflict of interest involving the Public Security will be disclosed to the Clients (and/or Investors) and whether to obtain consent prior to voting.
The Investment Team will identify a staff member who is responsible for voting proxies, and in the absence of that person, the General Counsel or another individual designated by the Chief Administrative Officer will vote proxies. In deciding how to vote a proxy, these persons are permitted but not required to consult with appropriate members of the Investment Team. They may also consult with the Chief Financial Officer and such other Persons as they deem advisable.
Although the proxy voting process is well established in the United States, voting the proxies of foreign companies may involve a number of logistical problems that have a detrimental effect on Advent’s ability to vote such proxies. The logistical problems include language barriers, untimely or inadequate notice of shareholder meetings, restrictions on a foreigner’s ability to exercise votes, and requirements to vote in person. Such proxies are voted on a best-efforts basis given the above logistical problems.
D. Disclosure to Clients
Advent will disclose the Proxy Voting Procedures to its Clients. Advent’s disclosure will consist of a “concise summary” of its proxy voting policies and procedures. This disclosure will also tell Clients how to get a complete copy of Advent’s Proxy Voting Procedures. The proxy voting disclosure will be provided to existing Clients. Advent will provide any Client, upon written request, with a tabulation of how such Client’s proxies were voted by Advent.
E. Record Keeping Requirements
Rule 204-2 under the Advisers Act, as amended, requires that Advent retain the following: (1) its proxy voting policies and procedures; (2) proxy statements received regarding client securities; (3) records of votes it cast on behalf of Clients; (4) records of Client requests for proxy voting information; and (5) any documents prepared by Advent that were material to making a decision how to vote, or that memorialized the basis for the decision. Advent will keep all written requests from Clients and any written response from Advent (to either a written or an oral request). Advent may rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Advent that are maintained with a third party such as a proxy voting service, provided that Advent has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

Aegon Asset Management UK plc
ACTIVE OWNERSHIP Policy
SCREENING & MONITORING
ENGAGEMENT
VOTING
CONFLICTS OF INTERESTS
RECORD RETENTION
APPENDIX: CORPORATE GOVERNANCE GUIDELINE
Responsible Investment (RI) is an integral part of Aegon Asset Management’s (Aegon AM) investment approach. We believe good stewardship is an essential part of our responsibility as a provider of capital to investee companies on behalf our clients. This Active Ownership Policy is aimed at enhancing long-term value creation by our investee companies and consequently improving the long-term risk-adjusted returns of our clients’ portfolios. We actively seek to work with relevant stakeholders and the companies in which we invest to address complex Environmental, Social and Governance (ESG) challenges that are in line with the interests of our clients.
This Policy describes how we implement engagement on behalf of our clients generally but may be varied upon instruction from the asset owners that grant us the mandate to invest on their behalf. It is part of a framework of relevant policies including our Conflicts Of Interest Policy which together guide and explain the implementation of our engagement with investee companies.
Our active ownership consists of four key pillars: screening and monitoring, engagement, voting and shareholder litigation.
This policy is written in compliance with the requirements of the EU Shareholder Rights Directives and Hungarian Law 2019. LXVII. §9, stipulating the adoption of an active ownership policy, as well as the SEC Investment Advisers Act.
The scope of our stewardship activities extends to investments in all corporate entities, including equities and fixed income instruments, both listed and non-listed. Stewardship actions and outcomes under this Policy are in line with our commitments under the UK and Dutch Stewardship Codes1.
1 Aegon Asset Management’s legal entities in the UK and the Netherlands are signatories to the respective Stewardship Codes. As such, compliance with the respective Code is assured only by the signatory entities. However, Aegon AM endeavors on a best efforts basis to apply the Code respective to its holdings across its legal entities globally.
Screening & Monitoring
As a prudent asset manager, Aegon AM monitors investments in its managed portfolios. Aegon AM's overall objective is to ensure that the companies in which the portfolios invest in operate in accordance with its investment objectives.
Our investment managers and RI team continually monitor and engage with the companies in which we invest. Working together, these teams enhance our understanding of the companies in which we invest and help to protect the interests of our clients, enabling material non-financial information to be incorporated into our investment analysis and decision-making. Our approach to integrating ESG is outlined in our Responsible Investment Framework.
Aegon AM interacts with investee companies and external asset managers, where so appointed, in order to monitor investee companies on material issues, including strategy, business model, capital structure, risk, corporate governance and actions as well as on its social and environmental impacts. Material issues are those matters that are likely to significantly affect the company’s ability to create long-term value.
We recognize that companies operate under significantly different conditions, so we endeavor to be reasonable and pragmatic in our approach to monitoring and engagement, giving due consideration to each company’s specific circumstances and the market in which it operates. Our governance and disclosure guidelines are outlined in further detail in the Appendix.
Engagement
We believe that actively engaging with companies to improve ESG performance and corporate behavior is generally more effective than excluding companies from our investment universe. In terms of the standards that we follow when engaging with investee companies, we consider the UK and Dutch Stewardship Codes and the Principles for Responsible Investment.
If we have concerns about a specific issue, we may enter an active dialogue with the company, either directly or collectively with other shareholders. Wider engagement with other stakeholders, such as employee unions and non-governmental organizations, may also form part of our engagement activities.
Participating in collaborative engagement with other like-minded investors can sometimes be the best course of action. We seek to strengthen our investor voice in engagement by actively participating in collaborative engagement platforms such as the Principles for Responsible Investment, UK Investor Forum, Institutional Investors Group on Climate Change and Eumedion.
Our preference is for engagement with companies to be private and confidential. This enables an open discussion that hopefully leads to resolution of our concerns. Engagement dialogues are conducted by investment managers, research analysts and the RI team.

Progress on engagements is regularly monitored and discussed internally. If following engagement we still have concerns, we may escalate our activities to include additional meetings with executive management, meeting with non-executive board members, expressing concerns through the company’s advisors and voting against the company at its annual general meeting or extraordinary general meeting. We may adapt our approach by seeking collaboration with other like-minded investors. In some instances, we may even reduce or sell our holding, subject to appropriate approvals in non-discretionary client mandates.
Engagements are typically initiated following one of three potential triggers. First, we engage when we identify long-term financial risks arising from ESG issues as part of our research process or through separate monitoring on topics such as climate change, health and diversity. Second, we engage with companies that do not comply to our clients’ standards as outlined in specific mandates. We use our influence as an investor to encourage these companies to meet the ESG norms outlined in our clients’ policies. Finally, engagement is also conducted in relation to specific RI strategies that actively seek to encourage certain corporate ESG behavior.
After engagement, we endeavor to closely follow the progress made by the company. We report on our engagement activities on a regular basis to our clients and on our website. Systematic screening, up-to-date recording of our activity, and reviews of our objectives allow us to measure progress. We formally review our engagement activities each year as part of our obligations under the Principles for Responsible Investment, EU Shareholder Rights Directives, Dutch and UK Stewardship Codes, and updates on our engagement activity are regularly provided on our website. Engagement progress is systematically shared among the RI team, research analysts and investment managers to ensure investment decisions are taken based on the most comprehensive information possible.
Voting
In mandates for which we have the discretion to take voting decisions on behalf of our clients
Aegon AM is generally supportive of investee companies’ management. Aegon AM uses its voting rights in the interests of its clients. In most cases, this also means that companies must comply with the standards approved by the relevant stock exchange in which their shares are listed.
We aim to ensure that voting rights are exercised in an informed manner, to enhance long-term value creation and promote best practice ESG policies, disclosure and performance by investee companies.
We consider and vote all shareholder meetings of UK and Dutch companies in which we invest. In most cases, this means the company must follow the UK or Dutch Corporate Governance Code respectively, which set out best practices on corporate governance. However, we recognize that not all companies are the same and we strongly support the ‘comply or explain’ model of corporate governance. For this approach to work, companies must be willing to provide good quality and detailed explanations of the reasons for deviation from established best practice.
When companies seek to adopt a different approach from the respective Corporate Governance Code, we recommend consideration of the Investment Association guidelines which can be found at: https://www.ivis.co.uk/guidelines/
We also vote the shares of companies outside the UK and the Netherlands where our shareholding is greater than or equal to 0.1% or where clients have specifically instructed us to do so. In these instances, we follow the appropriate regional best practice where this is defined. Where this is not defined, we look to international best practice codes such as the Organization for Economic Co-Operation and Development Principles of Corporate Governance.
Where we have a voting-related concern, within practical limits we contact the company ahead of the meeting to discuss. With respect to companies in our active internally-managed equity portfolios, when we vote against or abstain on an issue, we also write to the company explaining why we have done so.
We use the voting advisory services of proxy advisors. In the UK, we review all governance issues on a case-by-case basis and in a pragmatic manner, with input from both the RI team and our investment managers.
We record all votes cast and other relevant responsible investment activity. These records allow us to monitor each company’s progress towards compliance with the appropriate governance codes and to demonstrate to our clients the approach we have taken. We report our voting behavior with an explanation of the most significant votes. Our voting behavior related to our UK operations is externally audited on an annual basis.
Where appropriate, we may attend the general meetings of the companies in which we invest. Where we exercise our right to submit a request for convening an extraordinary general meeting or for tabling a shareholder resolution at a general meeting of an investee company, we consult the company’s board prior to exercising this right. We are present or represented at such meetings in order to explain the respective resolution.
Our normal practice is to agree engagement and significant voting decisions between our RI team and the relevant investment manager. Where controversial issues are identified or there is disagreement, we escalate the issue to the appropriate Global Chief Investment Officer and their decision is final.
Where equities are lent, in accordance with mandates, we endeavor to have them returned to facilitate voting activities.
In mandates for which we do not have the discretion to take voting decisions on behalf of our clients

Certain clients may choose to retain the discretion to exercise their voting rights according to their own policies. Where these clients have voting policies that are different from our standard approach, we have set up procedures to allow us to implement votes in line with the client’s requirements and policies.
Conflicts of Interest
Investment management is Aegon AM’s only business, ensuring we have no competing priorities or distractions. Our client-centered culture ensures that everyone in the business is committed to acting in the best interests of our investors.
We recognize that situations may arise that could lead to conflicts of interest. Such considerations are covered in our Conflicts of Interest Policy.
Our overriding principle when considering any such conflicts is Treating Customers Fairly (“TCF”). The obligations under TCF ensure that we identify our fiduciary responsibilities and act accordingly in the best interests of our clients.
Examples of conflicts of interest that may arise during our stewardship activities include: when an investee company is also a client or business partner; where we own both debt and equity in a given company; or where directors of an investee company also sit on the board of Aegon AM or our parent company Aegon NV.
In such instances, we always prioritize the interests of clients. Should conflicts arise, we escalate the final decision-making on stewardship issues to the appropriate Global Chief Investment Officer. Where decisions involve a deviation from our Active Ownership Policy, we record this and document the rationale for the decision. Our legal and compliance teams may also be consulted as appropriate.
Aegon AM does not vote shares that it may hold in its parent company, Aegon NV.
Record Retention
Aegon AM maintains the following records of its proxy voting and engagement activities, in accordance with the SEC Investment Advisers Act, Rule 204-2(c)(2):
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Its Active Ownership Policy and Corporate Governance Guidelines
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Proxy statements received, whether voted or not
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Records of votes cast and correspondence with companies
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Records of client requests on how proxies were voted; and
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Any documents prepared by Aegon AM that were material to making a decision on how to vote or that memorized the basis for the decision
These records allow us to monitor each company’s progress towards compliance with the appropriate governance codes and to demonstrate to our clients the approach we have taken. Details of our voting activity are available upon client request and at no further cost and information on how we have voted proxies on behalf of clients. All documents will be kept for no less than five years.
Updated July 2020

Appendix: Corporate Governance Guidelines
These guidelines are applicable to mandates for which we have the discretion to take voting decisions on behalf of our clients. Certain clients may choose to retain the discretion to exercise their voting rights and engage with companies according to their own policies. In those cases, we have set up procedures to allow us to implement engagement and voting in line with client requirements and policies.
1. Board
Companies should be headed by an effective board that is of sufficient size without becoming unwieldy. The directors (both executive and nonexecutive) are responsible for the long-term success of the company by exercising effective oversight. They are primarily accountable to the shareholders for ensuring that appropriate processes in place to:
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Set and monitor the strategy;
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Oversee management and implementation; and
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Set and review an appropriate risk appetite for the business.
Boards therefore need an appropriate balance of executive and nonexecutive directors, so that no individual or group can inappropriately dominate the discussions and decision-making of the board. Furthermore, there is a compelling business case for strong and diverse leadership teams in terms of skills, knowledge, experience and gender that will support the operations of the business and its strategy.
We expect succession planning, sufficient induction and on-going training, updates and board evaluations (both internal and external) to be considered carefully. All directors should have the ability to commit sufficient time to the company to ensure they can fulfil their responsibilities. As such we consider the external responsibilities of directors when reviewing the composition of boards.
Board committees should be comprised of non-executive directors only and the majority of them should be independent. In the case of the audit committee, we expect all directors to be independent with an adequate knowledge of accounting and finance.
Independent directors should not be connected with the executive management and should not have any relationships that could appear to affect their judgment. We use the definition of independence set out by the UK Corporate Governance Code. This suggests that a non-executive director is not independent if he or she:
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Was an employee within the last five years;
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Had a material business relationship with the company (directly or indirectly) within the last three years;
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Has remuneration other than the director’s fee (no involvement in share option or performance-linked schemes, not a member of the pension scheme);
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Has close family ties with directors, senior employees or company advisers;
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Has cross directorships or significant links with other directors;
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Is a representative of a significant shareholder; or
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Has served on the board for more than nine years.
We support annual re-election of directors on individual resolutions. Where this is not best practice we expect election to be at least every three years.
A senior independent director should be appointed and identified in the annual report. He or she should be available to meet shareholders to discuss issues that have not been settled through the normal channels of the chairman and the chief executive.
Companies should adequately report on the membership and attendance of board and committee meetings.
Voting Actions
Where we have concerns with the structure or effectiveness of the board or a particular committee, we will not support the election or re-election of relevant directors.
By supporting appropriate appointments we accept our role as institutional investors in monitoring the progress that UK companies are making to increase boardroom diversity.
2. Role of chairman
The chairman has an important role in providing leadership of the board. It is the responsibility of the chairman to manage the board agenda and ensure that information is provided in a timely manner to board members. He or she should ensure that board discussions are open and effective, with constructive challenge where necessary.
As such, we believe the roles of chairman and chief executive are distinct and separate. While we acknowledge that there may be exceptional circumstances as to why the roles may be combined for a limited period, we believe that the company is better served when the decision-making powers are not concentrated in a single individual.

In markets where the combination of roles is not uncommon, we expect there to be a lead independent director to assume some of the responsibilities we would normally expect to be carried out by the chairman. We also look for there to be sufficient independent representation on the board.
We expect the chairman, or the senior independent director, to ensure the board is aware of concerns raised by investors, especially if there has been a sizeable dissent at a general meeting.
Voting Actions
We generally vote against proposals to combine the roles of chairman and chief executive. If the roles are already combined, then companies must prove that the board is sufficiently balanced.
We also generally vote against any proposal for a chief executive to move directly to being chairman of the same company, unless there are exceptional circumstances.
3. Remuneration
Executive compensation remains a controversial subject. Concerns about the gap between executives and the general workforce; the complexity of remuneration packages; and links between pay and performance are common.
It is therefore crucial that remuneration committees should take a prudent approach when deciding on executive compensation. The remuneration committee should consist of a majority of independent directors and should review remuneration at least annually. Where the remuneration committee takes advice from independent remuneration advisors, this should be explained in the remuneration report and the associated costs should be disclosed.
We encourage companies to limit the use of benchmarking data, which has contributed to the upward ratcheting of pay over the past few decades. This kind of data should only be used as a starting point and care should be taken in choosing comparators to ensure they truly reflect the company’s circumstances.
We examine the remuneration policies of the companies in which we invest on behalf of clients. We therefore expect companies to make appropriate disclosures on executive pay and awards that allow us to assess the company’s remuneration strategy. The best remuneration strategies are clear and understandable.
We expect pay and awards to be set in a manner that aligns the interests of executives with the interests of the company’s shareholders and at levels that attract, retain and motivate, without being excessive.
Alignment is often best achieved by executives building up significant equity stakes in the companies that they manage.
Executive compensation should be a balance between fixed pay and variable pay. The variable pay should be in the form of an annual bonus and one long-term incentive plan.
There should be a shareholder vote on executive compensation.
Annual bonus
The annual bonus should have targets set according to company strategy and these should be fully disclosed, not least, on a retrospective basis. Companies should not make bonus payments and option grants to reward one-off events. This is because it is often difficult to assess how successful events such as mergers or acquisitions will be until a considerable time after the event.
Where they are quantifiable, we recommend relevant environmental and social performance conditions being incorporated into the annual bonus.
Longer-term incentive plans
Longer-term incentive plans (LTIPs) should have a clear link to the long term experience of shareholders in a company. LTIP performance conditions should be clearly disclosed and should be challenging so that full vesting only occurs for genuinely superior performance. Performance should be measured over a minimum of three years and preferably five years.
Where they are quantifiable, we recommend relevant environmental and social performance conditions being incorporated into the LTIP.
Companies should not change the performance conditions of share based incentive schemes without prior shareholder approval. Neither should they reset the price of share options after the options have been issued, or compensate for awards that failed to vest.
We do not generally support Value Creation Plans, where the vesting of the rewards is solely dependent on increasing the value of the company, as we believe these arrangements can reflect general market conditions rather than the skill of the management. Neither do we typically support long-term incentive plans that depend on pre-grant criteria or short-term performance measures. Nor do we believe retention plans are appropriate.
Clawback and Malus provisions should be appropriate so that individual or group failings can be addressed.
We also expect the remuneration committee to have necessary flexibility to exercise discretion where appropriate, however, we expect this to be fully explained in the subsequent annual report.

Service contracts
Service contracts should not exceed one year. With the exception of new directors who may need longer contracts, we will generally vote against the election of directors whose notice period is more than one year. For new executive directors, after the initial period, we encourage the contract to be reduced to one year or less without any compensation payments being paid.
Furthermore, we do not support directors’ service contracts which provide for unmitigated or liquidated damages in the event of early termination or a change in control of the company and the amounts involved exceed one year’s salary. Neither are we supportive of payments for termination where individuals continue to be employed.
Recruitment arrangements
Recruitment arrangements may include buy-out of existing awards at a previous employer. However, these should be valued on a like-for-like basis and should be subject to performance criteria. Careful consideration should be given to the likelihood of pay-out. Cash awards should only be used in exceptional circumstances.
Pension contributions and shareholding guidelines
Pension contributions should be on the same terms as the rest of the company’s employees and shareholding guidelines should be meaningful versus annual compensation i.e. typically in line with the maximum annual grant from the long-term incentive plan.
Voting Actions
We consider executive compensation at each company on an individual basis. However, where we feel the policy or the outcome has not been balanced and proportionate, or lacks linkage to shareholder experience or strategy we will oppose the resolutions on remuneration and the re-election of the remuneration committee members.
4. Shareholder rights
We believe in the principle of one share, one vote. This ensures that a shareholder’s economic interests are consistent with their ability to influence company management.
We will not support proposed changes to a company’s memorandum and articles of association that erode shareholders’ rights or are otherwise inconsistent with the interests of existing shareholders.
Share blocking is an issue in some markets, whereby holders are restricted from selling their shares between the time when the vote is cast and the close of the company meeting. As investors we are mindful of the risks that share blocking presents and will typically not vote in markets where it is a significant issue.
Voting Actions
We will oppose any resolutions that erode shareholder rights and may be unwilling to support reelection of directors if appropriate.
5. Capital management
Good capital management is essential for the long term success of a business. Shareholders benefit from understanding the approach to capital management in terms of the company strategy for M&A, buybacks and dividends.
We strongly support the principle of pre-emption rights for existing shareholders. We expect companies to comply with the standard institutional pre-emption guidelines as defined in their own markets.
We appreciate full disclosure of the company policy on use of the authorities sought at general meetings. If there is an exceptional circumstance that seeks a greater authority than is standard, we would expect full justification and engagement with shareholders.
We expect companies to disclose the impact of the capital management on the remuneration arrangements, So that we can understand the driving factors in the decision making process.
Voting Actions
We typically vote against proposals that exceed the limits set by regional best practice guidelines unless there are exceptional circumstances.
6. Major transactions
Major transactions in the form of mergers, acquisition, joint ventures and disposals are a necessary part of corporate life. We believe all such transactions should apply a disciplined approach and progress should be monitored closely to ensure the original objectives are being met.
Non-executive directors should ensure they have enough information to fully understand the implications of transactions. Where necessary they should seek independent external advice to aid them in ensuring the protection of shareholder and other stakeholders’ best interests. We consider all such transactions on a case-by-case basis.

Voting Actions
We make any decisions on major transactions in conjunction with the relevant fund managers.
7. Related-party transactions
Boards should have an appropriately independent process for reviewing, approving and monitoring related-party transactions. As with major transactions, non-executive directors should be able to seek independent external advice to ensure any such transaction is in the best interests of the company and shareholders.
Related-party transactions should be reported to the board and approved and where relevant these should be disclosed in the annual report and accounts i.e. when they are material to the business, where there is a perceived conflict of interest or where key individuals are involved.
Voting Actions
We expect all related-party transactions to be undertaken on fully commercial terms and to be fully justified and beneficial to the company.
We consider all such transactions on a case-by-case basis and do not support if we believe there are material issues. We may also not support the reelection of directors related to the transaction.
8. Auditors
The audit committee, as a fully independent committee, is best placed to appoint and oversee the external auditors. We believe the statutory audit is an important shareholder protection and therefore shareholders must be comfortable that the appointed auditor is acting in a suitably independent manner. The purpose of the audit is to identify errors or wrongdoing and to alert shareholders to these issues so that they can be addressed.
The audit committee should ensure that non-audit fees are kept to a minimum and that the company has a clear policy on re- tendering and rotation that is adhered to. We expect the re- tendering and rotation of auditors to be in line with best practice guidelines and to be adequately disclosed.
We also expect companies to have an effective Internal Audit function that identifies new and emerging risks to the business. We expect the strategic report to identify and mitigate key risks.
The company should have a clear whistle-blowing policy that is integrated into the code of conduct for all employees. Reporting channels should be identified and procedures should be clear. Additionally, the company should report on how bribery and other illegal activities are identified and resolved.
The viability statement should be the board’s opinion on the long-tern viability of the company. We would expect this to align with the strategic plans for the company and should cover a period longer than one year.
Voting Actions
We will vote against the appointment of auditors when we have concerns about the proposed auditor’s independence; the level of non-audit fees; audit quality; or where a company changes its auditor without providing an adequate explanation. We may also not support the re-election of audit committee members.
9. ESG integration
Integration of environmental, social and governance issues into our overall analysis is an important principal. As such, we consider the level of disclosures made by companies in their annual reports and other relevant materials and presentations.
We consider each company individually according to the key ESG risks they face. Where we identify areas for improvement or unsustainable practices we endeavor to engage with the company. We may take voting action where the outcome is not satisfactory.
We consider shareholder resolutions on ESG matters on a case-by-case basis. We will generally support proposals that could increase or protect shareholder value.
Voting Actions
Where we have concerns over the level or quality of disclosures on ESG issues, we may not be able to support the approval of the report and accounts. Where significant concerns arise on ESG matters, we may not be able to support the reelection of relevant directors.

Aegon USA Investment Management, LLC
Proxy Voting Policy
Section 1: Introduction
1.1: Rule References
Aegon USA Investment Management, LLC (“AUIM”) hereby adopts this Proxy Voting Policy (“Policy”) pursuant to Rules 206(4)-6 and 206(4)-7 of the Investment Advisers Act of 1940 to reasonably ensure that it votes proxies and other securities actions (“Proxies”) in its Clients' best interests.
Specifically, Rule 206(4)-6 requires each registered investment adviser that exercises securities voting (“Proxy Voting”) authority with respect to Client securities to::
a. Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes Client securities in the Clients’ best interests. Such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;
b. Disclose to Clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and
c. Describe to Clients the adviser’s Proxy Voting Policy and Guidelines and, upon request, furnish a copy of the policies and procedures.
AUIM is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services undertaken on the client’s behalf, including Proxy Voting. The duty of care generally requires AUIM to monitor corporate events and to vote Proxies, unless a Client has agreed otherwise. AUIM Employees who exercise Proxy Voting authority must do so in accordance with this Policy.
This Policy is also designed to comply with the books and records requirements prescribed in Rule 204-2(c)(2).
1.2: Policy Owner
AUIM’s Chief Investment Officer (“CIO”) or his designee is primarily responsible for administering and enforcing this Policy. The CIO may delegate performance of policy responsibilities to other Employees, including Asset Specialists, acting individually or collectively, for whom he shall retain supervision and oversight. The Chief Compliance Officer (“CCO”) and/or his designees (collectively referred to as “Compliance” or the “Compliance team”) shall provide policy administration, support, and monitoring.
Employees who exercise Proxy Voting authority must vote Client Securities in accordance with this Policy and in the Clients’ best interests.
1.3: Definitions
Except as otherwise defined herein, for the purpose of this Policy, the following terms shall have the meaning ascribed below:
Act: The Investment Advisers Act of 1940, as amended, and all regulations promulgated thereunder.
Affiliate: An entity that is controlled by, controls, or is under common control with AUIM.
Asset Specialist(s): AUIM Employees responsible for providing expertise and knowledge on a particular asset class or topic.
Client: (a) Any investment company registered under the Investment Company Act of 1940, as amended, (“IC Act”) for whom AUIM acts as investment adviser or sub-adviser, (b) any Separate Account, Private Fund, or collective investment trust fund where AUIM acts as investment adviser, or (c) investment arrangement where AUIM acts as investment adviser with discretion on the account or is engaged to provide non-discretionary advice.
Conflict of Interest: A condition or situation, or the appearance thereof, in which competing professional, personal, financial, or other interests of AUIM or its Employees are contrary to the interests of AUIM and/or its Clients.
Employees: AUIM managers, officers, Employees, access persons, and other individuals identified by Compliance.
Equity Securities Voting Policy Guidelines: AUIM roadmap for arriving at voting decisions on common or routine proxy matters.
Private Fund: As defined in the Investment Advisers Act of 1940, a Private Fund is an issuer that would be an investment company as defined in section 3 of the IC Act but for sections 3(c)(1) or 3(c)(7) of the IC Act.
Procedures: Procedures, protocols and practices of AUIM or part thereof as AUIM’s President, or his designees, may approve or sanction from time to time.
Security: The SEC defines the term “Security” broadly to include stocks, bonds, certificates of deposit, options, interests in private placements, futures contracts on other Securities, participations in profit-sharing agreements, and interests in oil, gas, or other mineral royalties or leases, among other things. “Security” is also defined to include any instrument commonly known as a Security. On the other hand, in most – but not necessarily all – instances, a promissory note is not considered to be a “Security.” Any questions about whether an instrument is a Security for purposes of the federal Securities laws should be directed to the CCO.
Separate Account: A type of Client that is a separately managed investment account (i.e., a Client account that is not a pooled investment vehicle). Separate Accounts can include accounts of both third-party Clients and Clients that are Affiliates of AUIM.

Section 2: KEY REQUIREMENTS
Key Requirement 1
AUIM’s Chief Investment Officer (“CIO”) or his designee is primarily responsible for administering and enforcing this Policy.
Key Requirement 2
The Chief Compliance Officer (“CCO”) and/or his designees (collectively referred to as “Compliance” or the “Compliance team”) shall provide policy administration, support, and monitoring.
Key Requirement 3
Employees who exercise Proxy Voting authority must vote Client Securities in accordance with this Policy and in the Clients’ best interests.
Key Requirement 4
AUIM may determine that it is in the Client’s best interest to abstain from voting Proxies. Accordingly, where AUIM believes the cost of voting Proxies outweighs the benefits of doing so, it will generally abstain.
Key Requirement 5
Where Client accounts are governed by ERISA, AUIM shall vote all Proxies unless the ERISA Plan documents (e.g., Plan, Trust, etc.) explicitly provide that AUIM is not to vote Proxies and/or another Plan fiduciary or the trustee retains Proxy Voting authority.
Key Requirement 6
AUIM shall take reasonable efforts to ensure that all accounts where it has Proxy Voting responsibility are properly established and maintained in order for it to carry out these responsibilities.
Key Requirement 7
AUIM shall maintain Procedures reasonably designed to ensure that all applicable Proxies are received, considered, and votes cast in accordance with this Policy and/or related Guidelines.
Key Requirement 8
The Asset Specialist, with assistance from the CCO and others as mandated, will consider whether AUIM is subject to any conflicts of interest in connection with a Proxy Vote.
Key Requirement 9
AUIM, as advised by the Committee, will generally take one of the following steps to avoid any impropriety or the appearance of impropriety in any situation involving a conflict of interest:
a. Obtain a review from AUIM’s General Counsel regarding determination of a conflict;
b. Obtain the guidance from the client(s) whose account(s) is/are involved in the conflict;
c. Vote Proxies in accordance with the recommendation of an Independent Third Party; or
d. Vote in strict accordance with its Guidelines.
Key Requirement 10
AUIM shall not provide to any Client, information about AUIM’s Proxy Voting activities for any other Client.
Key Requirement 11
It is required by Rule 204-2 of the Investment Advisers Act that a copy of each proxy cast by AUIM on behalf of a Client be maintained along with all proxy statements received, whether voted or not.
Section 3: Proxy Voting General Principles
AUIM recognizes and adheres to the principle that an important Client interest associated with owning a Security is exercising the right to vote in the election of the company’s directors and on matters affecting the company’s structure and operations. AUIM endeavours to vote Client Securities in the best interest of its Clients. In general, votes will be determined on a case-by-case basis, after taking into consideration all factors relevant to the issues presented. AUIM seeks to vote Proxies in a manner consistent with its fiduciary obligations and other contractual responsibilities.
Section 4: Proxy Voting Responsibilities
AUIM votes on behalf of all Client accounts for which it has the requisite discretionary authority except for situations in which any Client notifies AUIM in writing that it has retained, and intends to exercise, the authority to vote its own Securities. Clients may also ask AUIM to vote their Securities in accordance with specific guidelines furnished by the Client, in which case AUIM will vote such Securities within the Client’s guidelines.

AUIM primarily manages Client portfolios of debt Securities. For most fixed income Clients, the issues for which AUIM votes fixed income Securities generally involve amendments to loan documentation, borrower compliance with financial covenants, registration rights, prepayments, insolvency, and other distressed creditor situations. Because these and related fixed income issues are generally unique to each particular borrower and relevant fact situation, they do not lend themselves to broad characterization that can be addressed by standard Proxy Voting guidelines.
Routine proxy matters associated with equity Securities (including but not limited to electing board of directors, selecting auditors, shareholder rights, proxy contests, corporate governance matters, and executive and director compensation) are typically voted in accordance with its Equity Proxy Voting Guidelines (“Guidelines”) (see Appendix A). These Guidelines are not designed to be exhaustive or to address non-routine matters that may be raised in Proxy ballots or other voting opportunities. To the extent relevant and appropriate, AUIM may consider these Guidelines when voting Client debt Securities.
Section 5: INTERNAL CONTROLS
5.1: Proxy Voting Exception
AUIM will use its best efforts to vote all Client Proxies. There may be instances (e.g., when Client Securities have been loaned) that at the time the vote is due circumstances exist that impact or prevent AUIM’s ability to vote Client Proxies.
Notwithstanding the foregoing, in some situations, AUIM may determine that it is in the Client’s best interest to abstain from voting Proxies. Accordingly, where AUIM believes the cost of voting Proxies outweighs the benefits of doing so, it will generally abstain. For example, AUIM will generally abstain from voting Proxies on international Securities where personal appearance is required, or where it does not have sufficient information to vote the Proxy, and the cost or administrative burden of obtaining such information is not commensurate with the reasonably foreseeable impact of the matter being voted upon in the Proxy.
5.2: Use of an Independent Third Party
Because of the expertise of its staff with the issues upon which it votes Client debt Securities, AUIM will not generally seek the services of a qualified independent third party (“Independent Third Party”) to provide guidance on such matters.
AUIM will generally research and cast Proxy Votes based on its own Policy and Guidelines. In instances deemed appropriate by the CIO, particularly when AUIM has a material Conflict of Interest, or when AUIM lacks sufficient knowledge or resources, it may engage an Independent Third Party to, among other things, provide Proxy research and/or to make recommendations. When AUIM considers the research or recommendations provided by an Independent Third Party, it retains all Proxy Voting responsibilities.
5.3: ERISA Accounts
Where Client accounts are governed by ERISA, AUIM shall vote all Proxies unless the ERISA Plan documents (e.g., Plan, Trust, etc.) explicitly provide that AUIM is not to vote Proxies and/or another Plan fiduciary or the trustee retains Proxy Voting authority.
5.4: Securities Voting Committee
The Securities Voting Committee (“Committee”) consists of representatives from Investment Management, Credit Research, Compliance and Legal. The Committee meets at least annually, and has the following responsibilities:
•
Review potential Material Conflicts and decide whether a material conflict is present, and needs to be addressed according to these policies and procedures.
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Review the Guidelines and make revisions as appropriate.
•
Review these Policies and Procedures annually for accuracy and effectiveness, and recommend and adopt any necessary changes.
•
Review all Guideline overrides.
•
Review voting metrics.
5.5: Operational Considerations
AUIM shall take reasonable efforts to ensure that all accounts where it has Proxy Voting responsibility are properly established and maintained in order for it to carry out these responsibilities. Furthermore, AUIM shall maintain Procedures reasonably designed to ensure that all applicable Proxies are received, considered, and votes cast in accordance with this Policy and/or related Guidelines.
Section 6: CONFLICTS OF INTEREST
In fulfilling its Proxy voting responsibilities, AUIM may face conflicts of interest. Conflicts include any position or interest, financial or otherwise, which causes a division in or impairs AUIM’s independence or judgment concerning how to vote Proxies in the clients’ best interests. A material conflict of interest may arise between the self-interest of the firm, an Employee, the Committee, and AUIM’s clients.
The Asset Specialist, with assistance from the CCO and others as mandated, will consider whether AUIM is subject to any conflicts of interest in connection with a Proxy Vote. Employees must notify the CCO and the Committee if they are aware of any conflict of interest associated with a Proxy Vote. It is not possible to anticipate all conflicts of interest that could arise in connection with Proxy Voting. The following examples are meant to help Employees identify potential conflicts:

a.
AUIM or an affiliate has a financial interest in the outcome of a proxy vote, such as when AUIM is asked to vote on a change in Rule 12b-1 fees paid by a mutual fund to it or its affiliates;
b.
An issuer or some other third-party offers AUIM or an Employee compensation in exchange for voting a proxy in a particular way; and
c.
An Employee, or a member of an Employee’s household, has a personal or business relationship with an issuer and AUIM receives a proxy solicitation from that issuer.
AUIM recognizes the potential for conflicts that may arise between its own interests and those of its clients. To address these concerns, AUIM, as advised by the Committee, will generally take one of the following steps to avoid any impropriety or the appearance of impropriety in any situation involving a conflict of interest:
a.
Obtain a review from AUIM’s General Counsel regarding determination of a conflict;
b.
Obtain the guidance from the client(s) whose account(s) is/are involved in the conflict;
c.
Vote Proxies in accordance with the recommendation of an Independent Third Party; or
d.
Vote in strict accordance with its Guidelines
Section 7: Proxy Voting Reports
AUIM shall provide, upon Client request and at no cost:
a.
A description of its Proxy Voting Policy and Guidelines (either as part of Part 2B of AUIM’s Form ADV or as a standalone document);
b.
A copy of this Policy; and/or
c.
Information regarding how AUIM voted Proxies on behalf of the Client.
AUIM shall not provide to any Client, information about AUIM’s Proxy Voting activities for any other Client.
Section 8: Proxy Voting Monitoring and Oversight
Compliance may conduct periodic testing and/or surveillance of AUIM’s Proxy Voting activities. Issues relating to such activities, at the Compliance team’s discretion, may be escalated to the CIO, CCO, or the appropriate governance Committee.
Section 9: GOVERNANCE
Any relevant issues that raise concerns against the scope of this or relevant local policies and any one of the monitoring criteria required by this policy will be reported to the relevant Compliance Officer and/or CRO and will require escalation to the appropriate risk committee(s). Any material concerns or high risk items should be escalated to the GRCC.
Section 10: Books and Records
In accordance with Rule 204-2(c)(2), AUIM must retain:
a. Its Proxy Voting Policy and Guidelines;
b. Proxy statements received;
c. Records of Proxy votes;
d. Records of Client requests on how Client Proxies were voted; and
e. All documents prepared by AUIM that were material to making a decision on how to vote (including decisions not to vote or to “abstain” from voting), or that memorialize the basis for Proxy Voting decisions (e.g., Committee meeting minutes).
All documents must be kept for no less than six years from the date of creation.
It is required by Rule 204-2 of the Investment Advisers Act that a copy of each proxy cast by AUIM on behalf of a Client be maintained along with all proxy statements received, whether voted or not.
Section 11: Escalation; Prompt Corrective Action
Policies, as outlined in the Escalation Policy. Employees should be aware of their responsibility to quickly identify and mitigate and/or escalate any potential Conflicts of Interest.
In addition, all Employees are subject to the AAM Operational Risk Management Policy, which sets out principles for recording, approving, reporting, and escalating errors and other risk events. Employees shall report any violation of this Policy to their Department Head and the CCO in addition to any additional reporting requirements outlined in other applicable policies.
Appendix
A: Equity Securities Voting Policy Guidelines
The following is a concise summary of AUIM’s Securities Voting Policy Guidelines.

1. Auditors
Vote FOR proposals to ratify auditors, unless any of the following apply:
•
An auditor has a financial interest in or association with the company, and is therefore not independent,
•
Fees for non-audit services are non-standard, or
•
There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.
2. Board of Directors
Voting on Director Nominees in Uncontested Elections
•
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any non-standard non-audit fees or other potential auditor conflicts.
Classification/Declassification of the Board
•
Vote AGAINST proposals to classify the board.
•
Vote FOR proposals to repeal classified boards and to elect all directors annually.
Independent Chairman (Separate Chairman/CEO)
•
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.
Majority of Independent Directors/Establishment of Committees
•
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by AUIM’s definition of independence.
•
Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard
3. Shareholder Rights
Shareholder Ability to Act by Written Consent
•
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
•
Vote FOR proposals to allow or make easier shareholder action by written consent.
Shareholder Ability to Call Special Meetings
•
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
•
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
Supermajority Vote Requirements
•
Vote AGAINST proposals to require a supermajority shareholder vote.
•
Vote FOR proposals to lower supermajority vote requirements.
Cumulative Voting
•
Vote against proposals to eliminate cumulative voting.
•
Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company’s other governance provisions.
Confidential Voting
•
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential Voting Policy. If the dissidents agree, the Policy remains in place. If the dissidents will not agree, the confidential Voting Policy is waived.
•
Vote FOR management proposals to adopt confidential voting.
4. Proxy Contests
•
Voting for Director Nominees in Contested Elections

•
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.
5. Poison Pills
•
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.
6. Mergers and Corporate Restructurings
•
Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.
7. Reincorporation Proposals
•
Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
8. Capital Structure
Common Stock Authorization
•
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis.
•
Vote on proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights on a CASE-BY-CASE basis.
•
Vote on proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain on a CASE-BY-CASE basis.
Dual-class Stock
•
Vote on proposals to create a new class of common stock with superior voting rights on a CASE-BY-CASE basis.
•
Vote on proposals to create a new class of nonvoting or sub-voting common stock on a CASE-BY-CASE basis, reviewing in particular if:
•
It is intended for financing purposes with minimal or no dilution to current shareholders
•
It is not designed to preserve the voting power of an insider or significant shareholder
9. Executive and Director Compensation
•
Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. AUIM reviews Executive and Director compensation plans (including broad-based option plans) in the context of the transfer of shareholder wealth. This review encompasses not only a comparison of a plan relative to peer companies, but also on an absolute basis, considering the cost of the plan vs. the operating income and overall profitability of the firm in question.
•
Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.
Management Proposals Seeking Approval to Reprice Options
•
Vote AGAINST proposals by management seeking approval to reprice options.
Employee Stock Purchase Plans
•
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
•
Vote FOR employee stock purchase plans where all of the following apply:
•
Purchase price is at least 85 percent of fair market value
•
Offering period is 27 months or less, and
•
Potential voting power dilution (VPD) is ten percent or less.
•
Vote AGAINST employee stock purchase plans where any of the opposite conditions apply.
Shareholder Proposals on Compensation
•
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. Social and Environmental Issues
•
These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.
•
In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Belle Haven Investments, L.P.
Proxy Discretion and Voting Procedures
January 2020
Belle Haven Investments, LP (“Belle Haven” or the “Firm”) has implemented Proxy Discretion and Voting Policies and Procedures in accordance with SEC Rule 206(4)-6, that are designed to ensure that when the Firm is granted discretion to exercise voting authority over securities in a client’s account, it is doing so in the best interests of the clients. The Firm will abstain from voting proxies if in the reasonable opinion of the Firm, the outcome of the vote most likely will not be determined by how the Firm may vote and thus the cost of voting appears to exceed the potential benefit to clients; or the subject of the vote does not appear likely to have a material impact on the value of the investment held by clients; or the Firm has determined that there is a potential or actual material conflict of interest between itself and client with respect to the voting of such proxies.
In accordance with the Investment Adviser’s Act of 1940, Rule 206(4)-6, the Firm has, as applicable:
1. Adopted Proxy Discretion and Voting Policies and Procedures reasonably designed to ensure that the Firm votes proxies in the best interests of its clients;
2. Addressed how the Firm mitigates potential or actual material conflicts of interest that can arise between the Firm and its clients;
3. Disclosed to clients the Firm’s Proxy Discretion and Voting Policies and Procedures, and provide copies upon written request; and
4. Disclosed to clients how they are able to obtain information on how the Firm has voted their proxies.
In addition, in accordance with amendments to Rule 204-2 (“Books and Record Keeping Requirements”), the Firm maintains specific records, outlined below, as it relates to proxies voted by on behalf of clients by the Firm.
firm overview
Belle Haven is a dually registered broker-dealer and investment advisor. We have discretionary authority over all of our investment advisory accounts, and use the broker-dealer arm of Belle Haven to execute trades on behalf of our investment advisory clients in their separately managed accounts. We offer several fixed income strategies, and provide investment management services with respect to fixed income securities.
In most instances, we act as a subadvisor to other registered investment advisors, the advisor selects one of our fixed income strategies for their clients based on their client’s investment objectives. We rely on the strategy selection as the suitability determination.
Should an account be funded with securities, some of which may not be consistent with the strategy’s objectives, including but not limited to equity securities, such securities will be sold in an orderly fashion to make the portfolio consistent with those objectives.
proxy voting policy
Belle Haven’s policy is to vote proxies in an impartial manner that is in the best interests of the clients, and the funds the Firm advises. Generally, it is the Firm’s policy to vote with management. Should a vote be deemed to present a potential or actual material conflict of interest, such as a conflict between the interests of a separately managed account, the fund, or the Mutual Fund the Firm advises, on the one hand, and those of the Firm on the other hand, then the matter is subject to resolution by consulting an independent third-party. In addition, the CCO or designated person by the CCO (“DP”), will forward all proxy voting records to the third-party designated by the Mutual Fund Adviser (“Glass Lewis”).
•
Separately Managed Accounts: In instances where the Firm is obligated to vote proxies, the client or the client’s primary advisor is responsible for notifying their custodian to direct proxy voting authority to Belle Haven. Upon notice, the Firm will take the necessary actions to receive such voting ballots, by electronic or hard copy format. Belle Haven will not be responsible to vote any proxies where the client or the client’s primary advisor has not arranged for the forwarding of such proxies to the Firm.
•
The Fund: From time to time, the fund may own equity securities which may require the Firm to vote proxies.
•
The Mutual Fund: As provided under Rule 20a-1 of the Investment Company Act, if the Firm purchases securities on behalf of the Mutual Fund which require proxy voting, the Firm is responsible for voting those proxies. The Firm will forward all records of proxy voting to Glass Lewis, the third-party designated by the Mutual Fund Adviser to facilitate compliance with Rule 30b-1 of the Investment Company Act.
Belle Haven utilizes Broadridge Investor Communication Solutions, Inc. (“Broadridge”) for proxy voting services through access to e-ballot and meeting information via proxyedge.com. The Firm does not utilize Broadridge as a proxy advisor, nor does it subscribe to such services that include voting advice or recommendations. Should the Firm engage the services of a proxy advisory firm in the future to provide voting recommendations or execution services, it will implement additional policies and procedures to evaluate whether such recommendations are consistent with the Firm’s voting practice and in the best interest of the clients.

CONFLICTS OF INTEREST
In the event Belle Haven encounters a potential or actual material conflict of interest, as it relates to voting proxies, the Firm will abstain from voting such proxies until such conflict has been resolved. For purposes of this policy, a material conflict of interest is defined as a conflict, that in the opinion of Belle Haven, is likely to have a material impact on the decision regarding how such proxy should be voted. Examples of a material conflict of interest includes, but is not limited to:
•
An employee of the Firm having a personal or business relationship with a board member of a publicly trades company, whose management is soliciting proxies; or
•
A company that the Firm provides investment management services to, whose management is soliciting proxies.
Unless otherwise requested by the client, in the event of an identified potential or actual material conflict of interest, the Firm will continue to ensure all proxy voting decisions are based in the clients’ best interest by:
•
Vote in proportion to other shareholders;
•
Engaging an independent third-party to determine how to vote the proxy;
•
Refer the proxy to the client, or the client’s advisor for voting purposes;
•
Disclose the conflict to the affected clients and seek their consent to vote the proxy prior to casting the vote.
B.Exceptions
In certain circumstances, the Firm may not vote the proxies it has received if the Firm has reasonably determined that it is in the client's best interest to abstain from voting. This situation will generally arise if the Firm determines that the cost of voting the proxy exceeds the expected benefit. For example, in the case of international equity securities, some countries impose a practice called “share blocking.” Share blocking does not permit a shareholder to sell a security during the time period between voting a proxy and the shareholder meeting. The Firm may not vote any securities subject to share blocking if the Firm believes the benefit of being able to sell a security at any time outweighs the benefit of voting a proxy. In such cases, the Firm will conduct reasonable diligence to ensure that by abstaining the vote, the Firm is still fulfilling their duty of care to such clients.
proxy voting procedures
In instances where the Firm is obligated to vote proxies, the client or the client’s primary advisor is instructed by the Firm to notify their custodian to direct proxy voting authority to Belle Haven. Upon notice, the Firm will take the necessary actions to receive such voting ballots, by electronic or hard copy format. The Firm will not be responsible to vote any proxies where the client or the client’s primary advisor has not arranged for the forwarding of such proxies to the Firm.
The CCO or DP shall have oversight responsibility for the Proxy Discretion and Voting Policies and Procedures, for incoming proxies in both hard copy and electronic format, as follows:
•
The DP shall review all incoming proxies, both in electronic and hard copy, as applicable, and forward such proxies to a member of the Portfolio Management Team for voting decision.
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The DP shall review voting decision and documentation provided by the member of the Portfolio Management Team. In the event of an identified potential or actual material conflict of interest, the DP will document all votes cast in cases where a material conflict of interest exists and the ensure appropriate resolution thereof, before casting such vote.
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The DP will ensure that all voting decisions provided by the member of the Portfolio Management Team have been processed accordingly.
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The DP will ensure that all proxy voting records related to the Mutual Fund are forwarded to the third-party designated by the Mutual Fund Adviser, Glass Lewis, as applicable.
On an annual basis, the CCO and DP will review and revise the Firm’s Proxy Voting Discretion Policies and Procedures, as applicable, and in accordance with any regulatory amendments or updates to Rule 206(4)-6, to ensure the adequacy of their procedures have been reasonably designed. The CCO and DP will review Form ADV Part 2, and other Firm disclosures as they relate to proxy voting, in order to ensure that the Firm is accurately reflecting its Proxy Discretion and Voting Policies and Procedures. All annual reviews and updates to Firm policy will be documented and saved accordingly.
information and disclosure requirements
The Firm is required to provide, upon written request, a copy of its Proxy Discretion and Voting Policies and Procedures, as well as a record of how the Firm has voted the client’s proxies.
The Firm discloses a summary of its Proxy Discretion and Voting Policies and Procedures within Part 2 of the Firm’s ADV. The disclosure summary also includes a statement that clients may contact the Firm’s CCO at (914) 816-4633 for a copy of the Proxy Discretion and Voting Policies and Procedures, and information with respect to how the Firm voted a proxy.

The CCO or DP is responsible for ensuring that all client requests including, but not limited to, copies of the Firm’s Proxy Discretion and Voting Policies and Procedures, and/or record of how the Firm has voted the client’s proxies, is made available to the client in a timely manner and that delivery of such requested information is documented.
recordkeeping
The CCO and/or DP will ensure that the following books and records are maintained, as appropriate, in hard copy or electronic form from the Firm’s proxy voting service:
1. The Firm’s Proxy Discretion and Voting Policies and Procedures;
2. Disclosure summaries of the Firm’s Proxy Discretion Policies and Procedures made to clients on the Firm’s ADV Part 2;
3. Proxy statements received for client securities and records of votes cast of behalf of each client;
4. Records of written client requests for proxy voting information, including a record of information provided by the Firm; and
5. All documents prepared that were material to making a proxy voting decision, including decisions where there was a potential or actual material conflict of interest and/or voting exceptions.
The above records shall be retained in an easily accessible place for a period of at least six (6) years from the end of the fiscal year during which the last entry was made on such record, the first two years in the home office of the Firm.

BlackRock Fund Advisors, BlackRock Financial Management, Inc., BlackRock Investment Management, LLC, BlackRock International Limited and BlackRock (Singapore) Limited
Proxy voting guidelines for U.S. securities
January 2021
Contents
Introduction 3
Voting guidelines 3
Boards and directors 3
Auditors and audit-related issues 9
Capital structure proposals 9
Mergers, acquisitions, asset sales, and other special transactions 10
Executive compensation 11
Environmental and social issues 13
General corporate governance matters 15
Shareholder protections 16
If you would like additional information, please contact: ContactStewardship@blackrock.com
These guidelines should be read in conjunction with the BlackRock Investment Stewardship Global Principles.
Introduction
We believe BlackRock has a responsibility to monitor and provide feedback to companies, in our role as stewards of our clients’ investments. BlackRock Investment Stewardship (“BIS”) does this through engagement with management teams and/or board members on material business issues, including environmental, social, and governance (“ESG”) matters and, for those clients who have given us authority, through voting proxies in the best long-term economic interests of our clients.
The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BIS’ general philosophy and approach to ESG factors, as well as our expectations of directors, that most commonly arise in proxy voting for U.S. securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies or provide a guide to how BlackRock will vote in every instance. They are applied with discretion, taking into consideration the range of issues and facts specific to the company, as well as individual ballot items.
Voting guidelines
These guidelines are divided into eight key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders:
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Boards and directors
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Auditors and audit-related issues
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Capital structure
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Mergers, acquisitions, asset sales, and other special transactions
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Executive compensation
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Environmental and social issues
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General corporate governance matters
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Shareholder protections
Boards and directors
The effective performance of the board is critical to the economic success of the company and the protection of shareholders’ interests. As part of their responsibilities, board members owe fiduciary duties to shareholders in overseeing the strategic direction and operation of the company. For this reason, BlackRock focuses on directors in many of our engagements and sees the election of directors as one of our most critical responsibilities.
Disclosure of material issues that affect the company’s long-term strategy and value creation, including material ESG factors, is essential for shareholders to be able to appropriately understand and assess how effectively the board is identifying, managing, and mitigating risks.
Where we conclude that a board has failed to address or disclose one or more material issues within a specified timeframe, we may hold directors accountable or take other appropriate action in the context of our voting decisions.
Director elections
Where a board has not adequately demonstrated, through company disclosures and actions, how material issues are appropriately identified, managed, and overseen, we will consider withholding our support for the re-election of directors whom we hold accountable.
In addition, we may withhold votes from directors or members of particular board committees in certain situations, as indicated below.
Independence
We expect a majority of the directors on the board to be independent. In addition, all members of key committees, including audit, compensation, and nominating/ governance committees, should be independent. Our view of independence may vary from listing standards.
Common impediments to independence may include:
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Employment as a senior executive by the company or a subsidiary within the past five years
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An equity ownership in the company in excess of 20%
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Having any other interest, business, or relationship (professional or personal) which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company
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When evaluating controlled companies, as defined by the U.S. stock exchanges, we may vote against insiders or affiliates who sit on the audit committee, but not other key committees
We may vote against directors serving on key committees that we do not consider to be independent.
Oversight
We expect the board to exercise appropriate oversight over management and business activities of the company. We will consider voting against committee members and / or individual directors in the following circumstances:
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Where the board has failed to exercise sufficient oversight with regard to material ESG risk factors, or the company has failed to provide shareholders with adequate disclosure to conclude appropriate strategic consideration is given to these factors by the board
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Where the board has failed to exercise oversight with regard to accounting practices or audit oversight, we will consider voting against the current audit committee, and any other members of the board who may be responsible. For example, we may vote against members of the audit committee during a period when the board failed to facilitate quality, independent auditing if substantial accounting irregularities suggest insufficient oversight by that committee
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Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue
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The chair of the nominating/ governance committee, or where no chair exists, the nominating/governance committee member with the longest tenure, where the board is not comprised of a majority of independent directors. This may not apply in the case of a controlled company
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Where it appears the director has acted (at the company or at other companies) in a manner that compromises his/ her ability to represent the best long-term economic interests of shareholders
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Where a director has a multi-year pattern of poor attendance at combined board and applicable committee meetings, or a director has poor attendance in a single year with no disclosed rationale. Excluding exigent circumstances, BlackRock generally considers attendance at less than 75% of the combined board and applicable committee meetings to be poor attendance
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Where a director serves on an excessive number of boards, which may limit his/ her capacity to focus on each board’s requirements. The following identifies the maximum number of boards on which a director may serve, before he/ she is considered to be over-committed:
	Public Company Executive or Fund Manager[1]	# Outside Public Boards[2]	Total # of Public Boards
Director A	✓	1	2
Director B	F078	3	4
1 In this instance, “fund manager” refers to individuals whose full-time employment involves responsibility for the investment and oversight of fund vehicles, and those who have employment as professional investors and provide oversight for those holdings.[2] In addition to the company under review.

Responsiveness to shareholders
We expect a board to be engaged and responsive to its shareholders, including acknowledging voting outcomes for shareholder proposals, director elections, compensation, and other ballot items. Where we believe a board has not substantially addressed shareholder concerns, we may vote against the responsible committees and/or individual directors. The following illustrates common circumstances:
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The independent chair or lead independent director, members of the nominating/governance committee, and/or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders, evidence of board entrenchment, and/or failure to plan for adequate board member succession
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The chair of the nominating/governance committee, or where no chair exists, the nominating/governance committee member with the longest tenure, where board member(s) at the most recent election of directors have received against votes from more than 25% of shares voted, and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial against vote
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The independent chair or lead independent director and/ or members of the nominating/governance committee, where a board fails to consider shareholder proposals that receive substantial support, and the proposals, in our view, have a material impact on the business, shareholder rights, or the potential for long-term value creation
Shareholder rights
We expect a board to act with integrity and to uphold governance best practices. Where we believe a board has not acted in the best interests of its shareholders, we may vote against the appropriate committees and/or individual directors. The following illustrates common circumstances:
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The independent chair or lead independent director and members of the nominating/governance committee, where a board implements or renews a poison pill without shareholder approval
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The independent chair or lead independent director and members of the nominating/governance committee, where a board amends the charter/articles/bylaws such that the effect may be to entrench directors or to significantly reduce shareholder rights
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Members of the compensation committee where the company has repriced options without shareholder approval
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If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding the actions of a committee and the responsible member(s) or committee chair are not up for re-election, we will generally register our concern by voting against all available members of the relevant committee
Board composition and effectiveness
We encourage boards to periodically renew their membership to ensure relevant skills and experience within the boardroom. To this end, regular performance reviews and skills assessments should be conducted by the nominating/ governance committee or the lead independent director.
Furthermore, we expect boards to be comprised of a diverse selection of individuals who bring their personal and professional experiences to bear in order to create a constructive debate of a variety of views and opinions in the boardroom. We recognize that diversity has multiple dimensions. In identifying potential candidates, boards should take into consideration the full breadth of diversity, including personal factors, such as gender, ethnicity, race, and age, as well as professional characteristics, such as a director’s industry, area of expertise, and geographic location. In addition to other elements of diversity, we encourage companies to have at least two women directors on their board. Our publicly available commentary explains our approach to engaging on board diversity.
We encourage boards to disclose:
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The mix of competencies, experience, and other qualities required to effectively oversee and guide management in light of the stated long-term strategy of the company
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The process by which candidates are identified and selected, including whether professional firms or other sources outside of incumbent directors’ networks have been engaged to identify and/or assess candidates
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The process by which boards evaluate themselves and any significant outcomes of the evaluation process, without divulging inappropriate and/ or sensitive details
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Demographics related to board diversity, including, but not limited to, gender, ethnicity, race, age, and geographic location, in addition to measurable milestones to achieve a boardroom reflective of multi-faceted racial, ethnic, and gender representation
Our primary concern is that board members are able to contribute effectively as corporate strategy evolves and business conditions change. We acknowledge that no single person can be expected to bring all relevant skill sets to a board; at the same time, we generally do not believe it is necessary or appropriate to have any particular director on the board solely by virtue of a singular background or specific area of expertise.

Where boards find that age limits or term limits are the most efficient and objective mechanism for ensuring periodic board refreshment, we generally defer to the board’s determination in setting such limits. BlackRock will also consider the average board tenure to evaluate processes for board renewal. We may oppose boards that appear to have an insufficient mix of short-, medium-, and long-tenured directors.
To the extent that a company has not adequately accounted for diversity in its board composition within a reasonable timeframe, based on our assessment, we may vote against members of the nominating/governance committee for an apparent lack of commitment to board effectiveness.
Board size
We typically defer to the board in setting the appropriate size and believe directors are generally in the best position to assess the optimal board size to ensure effectiveness. However, we may oppose boards that appear too small to allow for the necessary range of skills and experience or too large to function efficiently.
CEO and management succession planning
There should be a robust CEO and senior management succession plan in place at the board level that is reviewed and updated on a regular basis. We expect succession planning to cover both long-term planning consistent with the strategic direction of the company and identified leadership needs over time, as well as short-term planning in the event of an unanticipated executive departure. We encourage the company to explain its executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.
Classified board of directors/staggered terms
We believe that directors should be re-elected annually; classification of the board generally limits shareholders’ rights to regularly evaluate a board’s performance and select directors. While we will typically support proposals requesting board de-classification, we may make exceptions, should the board articulate an appropriate strategic rationale for a classified board structure, such as when a company needs consistency and stability during a time of transition, e.g. newly public companies or companies undergoing a strategic restructuring. A classified board structure may also be justified at non-operating companies, e.g. closed-end funds or business development companies (BDC), in certain circumstances. We would, however, expect boards with a classified structure to periodically review the rationale for such structure and consider when annual elections might be more appropriate.
Without a voting mechanism to immediately address concerns about a specific director, we may choose to vote against the available slate of directors (see “Shareholder rights” for additional detail).
Contested director elections
The details of contested elections, or proxy contests, are assessed on a case-by-case basis. We evaluate a number of factors, which may include: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the ownership stake and holding period of the dissident; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissident represents the best option for enhancing long-term shareholder value.
Cumulative voting
We believe that a majority vote standard is in the best long-term interests of shareholders. It ensures director accountability through the requirement to be elected by more than half of the votes cast. As such, we will generally oppose proposals requesting the adoption of cumulative voting, which may disproportionately aggregate votes on certain issues or director candidates.
Director compensation and equity programs
We believe that compensation for directors should be structured to attract and retain directors, while also aligning their interests with those of shareholders. We believe director compensation packages that are based on the company’s long-term value creation and include some form of long-term equity compensation are more likely to meet this goal. In addition, we expect directors to build meaningful share ownership over time.
Majority vote requirements
BlackRock believes that directors should generally be elected by a majority of the shares voted and will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections. Majority vote standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. Some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.
We note that majority voting may not be appropriate in all circumstances, for example, in the context of a contested election, or for majority-controlled companies

Risk oversight
Companies should have an established process for identifying, monitoring, and managing business and material ESG risks. Independent directors should have access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk. We encourage companies to provide transparency around risk management, mitigation, and reporting to the board. We are particularly interested in understanding how risk oversight processes evolve in response to changes in corporate strategy and/or shifts in the business and related risk environment. Comprehensive disclosure provides investors with a sense of the company’s long-term operational risk management practices and, more broadly, the quality of the board’s oversight. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.
Separation of chairman and CEO
We believe that independent leadership is important in the boardroom. There are two commonly accepted structures for independent board leadership: 1) an independent chairman; or 2) a lead independent director when the roles of chairman and CEO are combined.
In the absence of a significant governance concern, we defer to boards to designate the most appropriate leadership structure to ensure adequate balance and independence.
In the event that the board chooses a combined chair/CEO model, we generally support the designation of a lead independent director if they have the power to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Furthermore, while we anticipate that most directors will be elected annually, we believe an element of continuity is important for this role to provide appropriate leadership balance to the chair/CEO.
The following table illustrates examples of responsibilities under each board leadership model:
	Combined Chair/ CEO Model		Separate Chair Model
	Chair/ CEO	Lead Director	Chair
Board Meetings
	Authority to call full meetings of the board of directors	Attends full meetings of the board of directors	Authority to call full meetings of the board of directors
Authority to call meetings of independent directors
Briefs CEO on issues arising from executive sessions
Agenda
	Primary responsibility for shaping board agendas, consulting with the lead director	Collaborates with chair/CEO to set board agenda and board information	Primary responsibility for shaping board agendas, in conjunction with CEO
Board Communications
	Communicates with all directors on key issues and concerns outside board meetings	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning
Auditors and audit-related issues
BlackRock recognizes the critical importance of financial statements to provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may vote against the audit committee members where the board has failed to facilitate quality, independent auditing. We look to the audit committee report for insight into the scope of the audit committee responsibilities, including an overview of audit committee processes, issues on the audit committee agenda, and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we expect timely disclosure and remediation of accounting irregularities.
The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.
From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.
Capital structure proposals
Equal voting rights
BlackRock believes that shareholders should be entitled to voting rights in proportion to their economic interests. We believe that companies that look to add or already have dual or multiple class share structures should review these structures on a regular basis, or as company circumstances change. Companies with multiple share classes should receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.
Blank check preferred
We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and as a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote.
Nonetheless, we may support the proposal where the company:
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Appears to have a legitimate financing motive for requesting blank check authority
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Has committed publicly that blank check preferred shares will not be used for anti-takeover purposes
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Has a history of using blank check preferred stock for financings
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Has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility
Increase in authorized common shares
BlackRock will evaluate requests to increase authorized shares on a case-by-case basis, in conjunction with industry-specific norms and potential dilution, as well as a company’s history with respect to the use of its common shares.
Increase or issuance of preferred stock
We generally support proposals to increase or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and where the terms of the preferred stock appear reasonable.
Stock splits
We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse stock splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal for a reverse split that would not proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.
Mergers, acquisitions, asset sales, and other special transactions
In assessing mergers, acquisitions, asset sales, or other special transactions, BlackRock’s primary consideration is the long-term economic interests of our clients as shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long-term shareholder value. While mergers, acquisitions, asset sales, and other special transaction proposals vary widely in scope and substance, we closely examine certain salient features in our analyses, such as:
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The degree to which the proposed transaction represents a premium to the company’s trading price. We consider the share price over multiple time periods prior to the date of the merger announcement. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply
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There should be clear strategic, operational, and/ or financial rationale for the combination
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Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and/ or board members’ financial interests appear likely to affect their ability to place shareholders’ interests before their own
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We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions
Poison pill plans
Where a poison pill is put to a shareholder vote by management, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable “qualifying offer clause.” Such clauses typically require shareholder ratification of the pill and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all-cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or requires the board to seek the written consent of shareholders, where shareholders could rescind the pill at their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.
We generally vote in favor of shareholder proposals to rescind poison pills.
Reimbursement of expenses for successful shareholder campaigns
We generally do not support shareholder proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign. We believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.
Executive Compensation
BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly the generation of sustainable long-term value.
We expect the compensation committee to carefully consider the specific circumstances of the company and the key individuals the board is focused on incentivizing. We encourage companies to ensure that their compensation plans incorporate appropriate and rigorous performance metrics consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee, or equivalent board members, accountable for poor compensation practices or structures.
BlackRock believes that there should be a clear link between variable pay and company performance that drives value creation. We are generally not supportive of one-off or special bonuses unrelated to company or individual performance. Where discretion has been used by the compensation committee, we expect disclosure relating to how and why the discretion was used and further, how the adjusted outcome is aligned with the interests of shareholders.
We acknowledge that the use of peer group evaluation by compensation committees can help calibrate competitive pay; however, we are concerned when the rationale for increases in total compensation is solely based on peer benchmarking, rather than absolute outperformance.
We support incentive plans that foster the sustainable achievement of results consistent with the company’s long-term strategic initiatives. The vesting timeframes associated with incentive plans should facilitate a focus on long-term value creation. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practice.
“Say on Pay” advisory resolutions
In cases where there is a “Say on Pay” vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company and in a manner that appropriately addresses the specific question posed to shareholders. In a commentary on our website, entitled “BlackRock Investment Stewardship’s approach to executive compensation,” we explain our expectations related to executive compensation practices, our “Say on Pay” analysis framework, and our typical approach to engagement and voting on “Say on Pay.”
Where we conclude that a company has failed to align pay with performance, we will vote against the management compensation proposal and consider voting against the compensation committee members.
Frequency of “Say on Pay” advisory resolutions
BlackRock will generally support annual advisory votes on executive compensation, and will consider biennial and triennial timeframes, absent compensation concerns. In evaluating pay, we believe that the compensation committee is responsible for constructing a plan that appropriately incentivizes executives for long-term value creation, utilizing relevant metrics and structure to promote overall pay and performance alignment.
Claw back proposals
We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices. We also favor recoupment from any senior executive whose behavior caused material financial harm to shareholders, material reputational risk to the company, or resulted in a criminal proceeding, even if such actions did not ultimately result in a material restatement of past results. This includes, but is not limited to, settlement agreements arising from such behavior and paid for directly by the company. We typically support shareholder proposals on these matters unless the company already has a robust claw back policy that sufficiently addresses our concerns.
Employee stock purchase plans
We believe employee stock purchase plans (“ESPP”) are an important part of a company’s overall human capital management strategy and can provide performance incentives to help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. We will typically support qualified ESPP proposals.

Equity compensation plans
BlackRock supports equity plans that align the economic interests of directors, managers, and other employees with those of shareholders. We believe that boards should establish policies prohibiting the use of equity awards in a manner that could disrupt the intended alignment with shareholder interests (e.g. the use of stock as collateral for a loan; the use of stock in a margin account; the use of stock in hedging or derivative transactions). We may support shareholder proposals requesting the establishment of such policies.
Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions, which allow for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered (commonly referred to as “double trigger” change of control provisions).
Golden parachutes
We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential pay-out under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.
When determining whether to support or oppose an advisory vote on a golden parachute plan, BlackRock may consider several factors, including:
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Whether we believe that the triggering event is in the best interests of shareholders
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Whether management attempted to maximize shareholder value in the triggering event
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The percentage of total premium or transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment
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Whether excessively large excise tax gross-up payments are part of the pay-out
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Whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers
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Whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company
It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BlackRock may vote against a golden parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.
We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval. We generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current salary and bonus, including equity compensation.
Option exchanges
We believe that there may be legitimate instances where underwater options create an overhang on a company’s capital structure and a repricing or option exchange may be warranted. We will evaluate these instances on a case-by-case basis. BlackRock may support a request to reprice or exchange underwater options under the following circumstances:
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The company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance
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Directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; tax, accounting, and other technical considerations have been fully contemplated
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There is clear evidence that absent repricing, the company will suffer serious employee incentive or retention and recruiting problems
BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interest of shareholders.
Supplemental executive retirement plans
BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in supplemental executive retirement plans (“SERP”) to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Environmental and social issues
We believe that well-managed companies deal effectively with material ESG factors relevant to their businesses. As stated throughout this document, governance is the core structure by which boards can oversee the creation of sustainable long-term value—appropriate risk oversight of environmental and social (“E&S”) considerations stems from this construct.
Robust disclosure is essential for investors to effectively gauge companies’ business practices and strategic planning related to E&S risks and opportunities. When a company’s reporting is inadequate, investors, including BlackRock, will increasingly conclude that the company is not adequately managing risk. Given the increased understanding of material sustainability risks and opportunities, and the need for better information to assess them, BlackRock will advocate for continued improvement in companies’ reporting and will hold management and/ or directors accountable where disclosures or the business practices underlying them are inadequate.
BlackRock views the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD) and the standards put forth by the Sustainability Accounting Standards Board (SASB) as appropriate and complementary frameworks for companies to disclose financially material sustainability information. While the TCFD framework was crafted with the aim of climate-related risk disclosure, the four pillars of the TCFD—Governance, Strategy, Risk Management, and Metrics and Targets—are a useful way for companies to disclose how they identify, assess, manage, and oversee a variety of sustainability-related risks and opportunities. SASB’s industry-specific guidance (as identified in its materiality map) is beneficial in helping companies identify key performance indicators (KPIs) across various dimensions of sustainability that are considered to be financially material and decision-useful within their industry.
Accordingly, we ask companies to:
•
Disclose the identification, assessment, management, and oversight of sustainability-related risks in accordance with the four pillars of TCFD
•
Publish SASB-aligned reporting with industry-specific, material metrics and rigorous targets
See our commentary on our approach to engagement on TCFD- and SASB-aligned reporting for greater detail of our expectations.
Climate risk
BlackRock believes that climate change has become a defining factor in companies’ long-term prospects. We expect every company to help their investors understand how the company may be impacted by climate-related risks and opportunities, and how they are considered within the company’s strategy.
Specifically, we expect companies to articulate how they are aligned to a scenario in which global warming is limited to well below 2° C and is consistent with a global aspiration to reach net zero GHG emissions by 2050.
The public and private sectors have roles to play in aligning greenhouse gas reduction efforts with targets based on science, where available to curb the worst effects of climate change and reach the global goal of carbon neutrality by mid-century. Companies have an opportunity to utilize and contribute to the development of current and future low-carbon transition technologies, which are an important consideration for the rate at which emissions can be reduced. We expect companies to disclose how they are considering these challenges, alongside opportunities for innovation, within their strategy and emissions reduction efforts.
We may support shareholder proposals that ask companies to disclose climate plans aligned with our expectations.
Key stakeholder interests
As a long-term investor, we believe that in order to deliver value for shareholders, companies should also consider their stakeholders. While stakeholder groups may vary across industries, they are likely to include employees; business partners (such as suppliers and distributors); clients and consumers; government and regulators; and the communities in which companies operate. Companies that build strong relationships with their stakeholders are more likely to meet their own strategic objectives, while poor relationships may create adverse impacts that expose a company to legal, regulatory, operational, and reputational risks and jeopardize their social license to operate. We expect companies to effectively oversee and mitigate these risks with appropriate due diligence processes and board oversight.
Human capital management
A company’s approach to human capital management is a critical factor in fostering an inclusive, diverse, and engaged workforce, which contributes to business continuity, innovation, and long-term value creation. As an important component of strategy, we expect boards to oversee human capital management.
We believe that clear and consistent reporting on these matters is critical for investors to understand the composition of a company’s workforce. We expect companies to disclose workforce demographics, such as gender, race, and ethnicity in line with the US Equal Employment Opportunity Commission’s EEO-1 Survey, alongside the steps they are taking to advance diversity, equity, and inclusion. Where we believe a company’s disclosures or practices fall short relative to the market or peers, or we are unable to ascertain the board and management’s effectiveness in overseeing related risks and opportunities, we may vote against members of the appropriate committee or support relevant shareholder proposals. Our commentary on human capital management provides more information on our expectations.

Corporate political activities
Companies may engage in certain political activities, within legal and regulatory limits, in order to influence public policy consistent with the companies’ values and strategies. These activities can also create risks, including: the potential for allegations of corruption; reputational risk associated with a candidate, party, or issue; and risks that arise from the complex legal, regulatory, and compliance considerations associated with corporate political spending and lobbying activity. Companies that engage in political activities should develop and maintain robust processes to guide these activities and mitigate risks, including board oversight.
When presented with shareholder proposals requesting increased disclosure on corporate political activities, BlackRock will evaluate publicly available information to consider how a company’s lobbying may impact the company. We will also evaluate whether there is alignment between a company’s stated positions on policy matters material to its strategy and the positions taken by industry groups of which it is a member. We may decide to support a shareholder proposal requesting additional disclosure if we identify a material misalignment. Additional detail can be found in our commentary on political contributions and lobbying disclosures.
General corporate governance matters
Adjourn meeting to solicit additional votes
We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.
Bundled proposals
We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.
Exclusive forum provisions
BlackRock generally supports proposals to seek exclusive forum for certain shareholder litigation. In cases where a board unilaterally adopts exclusive forum provisions that we consider unfavorable to the interests of shareholders, we will vote against the independent chair or lead independent director and members of the nominating/governance committee.
Multi-jurisdictional companies
Where a company is listed on multiple exchanges or incorporated in a country different from its primary listing, we will seek to apply the most relevant market guideline(s) to our analysis of the company’s governance structure and specific proposals on the shareholder meeting agenda. In doing so, we typically consider the governance standards of the company’s primary listing, the market standards by which the company governs itself, and the market context of each specific proposal on the agenda. If the relevant standards are silent on the issue under consideration, we will use our professional judgment as to what voting outcome would best protect the long-term economic interests of investors. We expect companies to disclose the rationale for their selection of primary listing, country of incorporation, and choice of governance structures, particularly where there is conflict between relevant market governance practices.
Other business
We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.
Reincorporation
Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections, legal advantages, and/or cost savings. We will evaluate, on a case-by-case basis, the economic and strategic rationale behind the company’s proposal to reincorporate. In all instances, we will evaluate the changes to shareholder protections under the new charter/articles/bylaws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.
IPO governance
We expect boards to consider and disclose how the corporate governance structures adopted upon initial public offering (“IPO”) are in shareholders’ best long-term interests. We also expect boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders. In our letter on unequal voting structures, we articulate our view that “one vote for one share” is the preferred structure for publicly-traded companies. We also recognize the potential benefits of dual class shares to newly public companies as they establish themselves; however, we believe that these structures should have a specific and limited duration. We will generally engage new companies on topics such as classified boards and supermajority vote provisions to amend bylaws, as we believe that such arrangements may not be in the best interest of shareholders in the long-term.

We will typically apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, responsibilities on other public company boards and board composition concerns), during which we expect boards to take steps to bring corporate governance standards in line with our expectations.
Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. We expect an EGC to have a totally independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit-related issues applicable in full for an EGC on the first anniversary of its IPO.
Shareholder Protections
Amendment to charter/articles/by-laws
We believe that shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms and amendments to the charter/articles/bylaws. We may vote against certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, particularly if those changes have the potential to impact shareholder rights (see “Director elections”). In cases where a board’s unilateral adoption of changes to the charter/articles/bylaws promotes cost and operational efficiency benefits for the company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company’s corporate governance structure.
When voting on a management or shareholder proposal to make changes to the charter/articles/bylaws, we will consider in part the company’s and/or proponent’s publicly stated rationale for the changes; the company’s governance profile and history; relevant jurisdictional laws; and situational or contextual circumstances which may have motivated the proposed changes, among other factors. We will typically support amendments to the charter/articles/bylaws where the benefits to shareholders outweigh the costs of failing to make such changes.
Proxy access
We believe that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate directors on the company’s proxy card.
In our view, securing the right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to meaningfully participate in the director election process, encourage board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board.
In general, we support market-standardized proxy access proposals, which allow a shareholder (or group of up to 20 shareholders) holding three percent of a company’s outstanding shares for at least three years the right to nominate the greater of up to two directors or 20% of the board. Where a standardized proxy access provision exists, we will generally oppose shareholder proposals requesting outlier thresholds.
Right to act by written consent
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process (in order to avoid the waste of corporate resources in addressing narrowly supported interests); and 2) shareholders receive a minimum of 50% of outstanding shares to effectuate the action by written consent. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.
Right to call a special meeting
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. Accordingly, shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder, or where a lower threshold may lead to an ineffective use of corporate resources. We generally believe that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.

Simple majority voting
We generally favor a simple majority voting requirement to pass proposals. Therefore, we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of minority shareholder interests and we may support supermajority voting requirements in those situations.
Virtual meetings
Shareholders should have the opportunity to participate in the annual and special meetings for the companies in which they are invested, as these meetings facilitate an opportunity for shareholders to provide feedback and hear from the board and management. While these meetings have traditionally been conducted in-person, virtual meetings are an increasingly viable way for companies to utilize technology to facilitate shareholder accessibility, inclusiveness, and cost efficiencies. We expect shareholders to have a meaningful opportunity to participate in the meeting and interact with the board and management in these virtual settings; companies should facilitate open dialogue and allow shareholders to voice concerns and provide feedback without undue censorship.

ClariVest Asset Management LLC
Proxy Voting
Date: 2020
Issue
Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to Client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its Clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to Clients upon request. Lastly, the Rule requires that the adviser disclose to Clients how they may obtain information on how the adviser voted their proxies.
ClariVest votes proxies for its Clients unless requested otherwise, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.
Potential Risks
In developing these policies and procedures, ClariVest considered numerous risks associated with its voting of client proxies. This analysis includes risks such as:
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ClariVest does not maintain a written proxy voting policy as required by Rule 206(4)-6.
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Proxies are not voted in Clients’ best interests.
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Proxies are not identified and voted in a timely manner.
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Conflicts between ClariVest’s interests and the Client are not identified; therefore, proxies are not voted appropriately.
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The third-party proxy voting service utilized by ClariVest is not independent.
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Proxy voting records and Client requests to review proxy votes are not maintained.
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ClariVest does not conduct adequate ongoing oversight of the third-party proxy voting service to ensure that ClariVest, through the service, continues to vote proxies in the best interests of its clients.
ClariVest has established the following guidelines to effectuate and monitor its proxy voting policy and procedures.
Policy
It is the policy of ClariVest to vote proxies in the interest of maximizing value for ClariVest’s Clients. Proxies are an asset of a Client, which should be treated by ClariVest with the same care, diligence, and loyalty as any asset belonging to a Client. To that end, ClariVest will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.
Any general or specific proxy voting guidelines provided by an advisory Client or its designated agent in writing will supersede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the Client’s cost.
ClariVest has retained Institutional Shareholder Services (“ISS”), and generally follows their recommendation when voting proxies. ClariVest determined that it is appropriate to follow the voting recommendations of ISS because ClariVest believes that ISS (a) has the capacity and competency to adequately analyze proxy issues, and (b) can make such recommendations in an impartial manner and in the best interests of ClariVest’s Clients.
When the proxy voting firm has a relationship with an issuer of voting securities (e.g., to provide advice on corporate governance issues), the adviser's proxy voting procedures should require a proxy voting firm to disclose to the adviser any relevant facts concerning the firm's relationship with the issuer, such as the amount of the compensation that the firm has received or will receive. That information will enable the investment adviser to determine whether the proxy voting firm can make voting recommendations in an impartial manner and in the best interests of the Clients, or whether the adviser needs to take other steps to vote the proxies.
Procedures for Identification and Voting of Proxies
These proxy voting procedures are designed to enable ClariVest to resolve material conflicts of interests with Clients before voting their proxies.
1.
ClariVest shall maintain a list of all Clients for which it votes proxies. The list will be maintained either in hard copy or electronically and updated by the Operations Manager who will obtain proxy voting information from Client agreements.
2.
ClariVest shall work with the Client to ensure that ISS is the designated party to receive proxy voting materials from companies or intermediaries. To that end, new account forms (including a letter of authorization) of broker-dealers/custodians will state that ISS should receive this documentation. The Operations Department will follow-up with ISS after account launch to confirm that new accounts are properly established and proxy materials are being received by ISS for voting.

3.
ClariVest subscribes to the ISS proxy voting service. This browser-based proxy voting system automates the physical paper handling and detailed recordkeeping needs of ClariVest’s proxy voting function. ISS also provides independent recommendations with respect to each proxy vote.
4.
As a default, proxies are generally voted by ISS in accordance with ISS recommendations. However, ClariVest retains ultimate decision-making authority with respect to the voting of Client proxies and reserves the right to override ISS recommendations.
5.
For any Client who has provided specific voting instruction, the Operations Manager shall vote that Client’s proxy in accordance with the Client’s written instructions.
6.
The Operations Manager will provide any proxy solicitation information and materials that he may receive to the appropriate personnel of ISS for their review and consideration.
7.
As noted by the SEC in Release 2106, the fiduciary duty that ClariVest owes its Clients prohibits the adoption of a policy to enter default proxy votes in favor of management. Thus, ClariVest shall not by default vote proxies in favor of management, but shall vote per ISS’s recommendation as set forth in the general principles outlined above.
8.
ClariVest’s investment personnel shall be responsible for making voting decisions with respect to all Client proxies, where a proxy is not voted in accordance with ISS recommendations. Such decisions shall then be provided to the Operations Manager who will then ensure that such proxy votes are submitted in a timely manner.
9.
The Operations Manager may delegate the actual voting of Client proxies to any of ClariVest’s employees who are familiar with ISS’s service.
10.
ClariVest is not required to vote every Client proxy and refraining from voting should not necessarily be construed as a violation of ClariVest’s fiduciary obligations. ClariVest shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when an adviser’s analysis of a particular Client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the Client (i.e., casting a vote on a foreign security may require that the adviser engage a translator or travel to a foreign country to vote in person). Such position also complies with Interpretive Bulletin 94-2 of the DOL. ClariVest also does not vote proxies for securities that are loaned as part of the Client’s securities lending program (if the Client has elected to participate in a securities lending program).
11.
The Operations Manager shall be responsible for conducting the proxy voting cost-benefit analysis in those certain situations in which ClariVest believes it may be in its Clients’ best interest for ClariVest not to vote a particular proxy. The Operations Manager shall maintain documentation of any cost-benefit analysis with respect to Client proxies that are not voted by ClariVest.
12.
The Operations Manager will report any attempts by any of ClariVest personnel to influence the voting of Client proxies in a manner that is inconsistent with ClariVest’s Policy. Such report shall be made to the CCO, or if the CCO is the person attempting to influence the voting, then to the CEO.
13.
Proxies received after the termination date of a Client relationship will not be voted. Such proxies should be delivered to the last known address of the Client or to the intermediary who distributed the proxy with a written or oral statement indicating that the advisory relationship has been terminated and that future proxies for the named Client should not be delivered to ClariVest.
14.
The Operations Manager, with the assistance of the CCO, will reasonably try to assess any material conflicts between ClariVest’s interests and those of its Clients with respect to proxy voting (where a proxy is not voted in accordance with ISS recommendations) by considering the situations identified in the Conflicts of Interest section of this doc.
15.
The Compliance Department will annually review due diligence materials from ISS to confirm the ongoing adequacy of ISS’s program, including ensuring that ISS has policies and procedures in place designed to manage potential conflicts of interest..
Conflicts of Interest
1.
General: As noted previously, ClariVest will vote its Clients’ proxies in the best interest of its Clients and not its own. In voting Client proxies, ClariVest shall avoid material conflicts of interest between the interests of ClariVest on the one hand and the interests of its Clients on the other.
2.
ClariVest is aware of the following potential material conflicts that could affect ClariVest’s proxy voting process in the future. It should be noted that these potential conflicts have been listed for informational purposes only and do not include all of the potential conflicts of interest that an adviser might face in voting Client proxies. ClariVest acknowledges that the existence of a relationship of the types discussed below, even in the absence of any active efforts to solicit or influence ClariVest, with respect to a proxy vote related to such relationship is sufficient for a material conflict to exist.
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Example Conflict: ClariVest retains an institutional Client, or is in the process of retaining an institutional Client that is affiliated with an issuer that is held in ClariVest’s Client portfolios. For example, ClariVest may be retained to manage Company A’s pension fund. Company A is a public company and ClariVest Client accounts hold shares of Company A. This type of relationship may influence ClariVest to vote with management on proxies to gain favor with management. Such favor may influence Company A’s decision to continue its advisory relationship with ClariVest.

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Example Conflict: ClariVest retains a Client, or is in the process of retaining a Client that is an officer or director of an issuer that is held in ClariVest’s Client portfolios. The similar conflicts of interest exist in this relationship as discussed above
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Example Conflict: ClariVest’s Employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an Employee may be a high-level executive of an issuer that is held in ClariVest’s Client portfolios. The spouse could attempt to influence ClariVest to vote in favor of management.
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Example Conflict: ClariVest or an Employee(s) personally owns a significant number of an issuer’s securities that are also held in ClariVest’s Client portfolios. For any number of reasons, an Employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The Employee(s) could oppose voting the proxies according to the policy and successfully influence ClariVest to vote proxies in contradiction to the policy.
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Example Conflict: ClariVest or its affiliate has a financial interest in the outcome of a vote, such as when ClariVest receives distribution fees (i.e., Rule 12b-1 fees) from registered mutual funds that are maintained in Client accounts and the proxy relates to an increase in 12b-1 fees.
3.
Determining the Materiality of Conflicts of Interest: In general, ClariVest avoids the conflicts of interest described above by following ISS’s vote recommendations. Where ISS has a conflict or if ClariVest is looking to override the ISS recommendation, ClariVest will assess if there is a conflict of interest. Determinations as to whether a conflict of interest is material will be made after internal discussion among the CCO, the Portfolio Manager(s) for the affected Clients and the Operations Manager. Among the factors to be considered in determining the materiality of a conflict include whether the relevant Client relationship accounts for a significant percentage of ClariVest’s annual revenues, or the percentage of ClariVest’s assets that is invested with a particular issuer. Materiality determinations are fact based, and will depend on the details of a particular situation. Whether a particular conflict of interest is deemed material will be based on the likelihood that the conflict might cause a proxy to be voted in a manner that was not in the best interests of ClariVest’s Clients. All materiality deliberations will be memorialized in writing by the Operations Manager.
If the individuals mentioned above determine that the conflict in question is not material, ClariVest will vote the proxy in accordance with the policies stated herein. If a conflict is judged material, ClariVest will consider ISS’s recommendation or, at its expense, engage the services of legal counsel who will provide an independent recommendation on the direction in which ClariVest should vote on the proposal. The proxy voting service’s or consultant’s determination will be binding on ClariVest.
Procedures for ClariVest’s Receipt of Class Actions
ClariVest recognizes that as a fiduciary it has a duty to act with the highest obligation of good faith, loyalty, fair dealing and due care. When a recovery is achieved in a class action, clients who owned shares in the company subject to the action have the option to either: (1) opt out of the class action and pursue their own remedy; or (2) participate in the recovery achieved via the class action. Collecting the recovery involves the completion of a Proof of Claim form which is submitted to the Claims Administrator. After the Claims Administrator receives all Proof of Claims, it dispenses the money from the settlement fund to those persons and entities with valid claims.
Unless otherwise agreed with a Client, if “Class Action” documents are received by ClariVest for its Clients, ClariVest will gather the materials it has and forward to the Client, to enable the Client to file the “Class Action” at the Client’s discretion. The decision of whether to participate in the recovery or opt-out may be a legal one that ClariVest may not be qualified to make for the Client. Therefore, unless otherwise agreed with a Client, ClariVest will not file “Class Actions” on behalf of a Client.
Recordkeeping
ClariVest will maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. The Operations Manager will be responsible for the following procedures and for ensuring that the required documentation is retained.
Client request to review proxy votes:
•
Any request, whether written (including e-mail) or oral, received by any Employee of ClariVest, must be promptly reported to the Compliance Department and/or Operations Manager. All written requests must be retained in the permanent file.
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Furnish the information requested, free of charge, to the Client within a reasonable time period (typically within 10 business days). Maintain a copy of the written record provided in response to Client’s written (including e-mail) or oral request. Unless maintained electronically, a copy of the written response should be attached and maintained with the Client’s written request, if applicable and maintained in the permanent file.
•
Clients are permitted to request the proxy voting record for the 5-year period prior to their request.
Proxy statements received regarding client securities:
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Upon receipt of a proxy, ClariVest shall scan the materials and send to ISS for processing.
Note: ClariVest is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.
Proxy voting records:
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A record of how ClariVest voted client Proxies.

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Documents prepared or created by ClariVest that were material to making a decision on how to vote, or that memorialized the basis for the decision.
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Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.
Disclosure
ClariVest will ensure that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) information about how Clients may obtain information on how ClariVest voted their securities.
Proxy Solicitation
As a matter of practice, it is ClariVest’s policy to not reveal or disclose to any Client how ClariVest may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. ClariVest will never disclose such information to unrelated third parties.
At no time may any Employee accept any remuneration in the solicitation of proxies.
Responsibility
The Operations Manager is responsible for supervising the proxy voting process and maintaining the records, in each case as described above.

Goldman Sachs Asset Management, L.P. (“GSAM”*)
Policy, Procedures and Guidelines for GSAM Global Proxy Voting
2021 Edition
March 2021
For further information, please contact GSAM-Stewardship@ny.email.gs.com.
Table of Contents
Part I: Policy and Procedures
A. Guiding Principles
B. The Proxy Voting Process
C. Implementation
D. Conflicts of Interest
Part II: GSAM Proxy Voting Guidelines Summary
A.U.S. Proxy Items
Guidelines
B. Non-U.S. Proxy Items
Guidelines
C.Japan Proxy Items
Guidelines
PART I
GOLDMAN SACHS ASSET MANAGEMENT (“GSAM”*)
POLICY AND PROCEDURES ON PROXY VOTING FOR INVESTMENT ADVISORY CLIENTS POLICY
A. GUIDING PRINCIPLES
Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that favor proposals that in GSAM’s view maximize a company’s shareholder value and are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
GSAM has adopted the policies and procedures set out below regarding the voting of proxies (the “Policy”). GSAM periodically reviews this Policy to ensure it continues to be consistent with our guiding principles.
B. the Proxy Voting Process
Public Equity Investments
To implement these guiding principles for investments in publicly traded equities for which we have voting power on any record date, we follow customized proxy voting guidelines that have been developed by GSAM portfolio management (the “GSAM Guidelines”). The GSAM Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the GSAM Guidelines identify factors we consider in determining how the vote should be cast. A summary of the GSAM Guidelines is attached as Part II.
For purposes of this Policy, “GSAM” refers, collectively, to the following legal entities:
Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; Goldman Sachs Hedge Fund Strategies LLC; GS Investment Strategies, LLC; GSAM Stable Value, LLC; Goldman Sachs Asset Management (Singapore) Pte. Ltd; Goldman Sachs Asset Management (Hong Kong) Limited.; Goldman Sachs Asset Management Co. Ltd.; GSAM Services Private Limited; GS Investment Strategies Canada Inc.; Goldman Sachs Management (Ireland) Limited; Goldman Sachs Asset Management Australia Pty Ltd; Goldman Sachs Services Private Limited.; Goldman Sachs Bank Europe SE; and Goldman Sachs Asset Management Fund Services Limited.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. GSAM portfolio management teams (each, a “Portfolio Management Team”) base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.
Fundamental Equity and Energy and Infrastructure Teams
The Fundamental Equity and Energy and Infrastructure Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. In forming their views on particular matters, these Portfolio Management Teams may consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the GSAM Guidelines and Recommendations (as defined below).
Quantitative Investment Strategies Portfolio Management Teams
The Quantitative Investment Strategies Portfolio Management Teams have decided to generally follow the GSAM Guidelines and Recommendations based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as their participation in the creation of the GSAM Guidelines. The Quantitative Investment Strategies Portfolio Management Teams may from time to time, however, review and individually assess any specific shareholder vote.
Fixed Income and Private Investments
Voting decisions with respect to client investments in fixed income securities and the securities of privately held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. Those Portfolio Management Teams may also adopt policies related to the fixed income or private investments they make that supplement this Policy.
GS Investment Strategies Portfolio Management
Voting decisions with respect to client investments in the securities of privately held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. To the extent the portfolio managers assume proxy voting responsibility with respect to publicly traded equity securities they will follow the GSAM Guidelines and Recommendations as discussed below unless an override is requested.
Alternative Investment and Manager Selection (“AIMS”) and Externally Managed Strategies
Where GSAM places client assets with managers outside of GSAM, for example within GSAM’s AIMS business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. AIMS may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances. To the extent AIMS portfolio managers assume proxy voting responsibility with respect to publicly traded equity securities they will follow the GSAM Guidelines and Recommendations as discussed below unless an override is requested. Any other voting decision will be conducted in accordance with AIMS’ policies governing voting decisions with respect to public and non-publicly traded equity securities held by their clients.
C. Implementation
GSAM has retained a third-party proxy voting service (the “Proxy Service”) to assist in the implementation of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the GSAM Guidelines to the particular proxy issues. In addition, in order to facilitate the casting of votes in an efficient manner, the Proxy Service generally prepopulates and automatically submits votes for all proxy matters in accordance with such Recommendations, subject to GSAM’s ability to recall such automatically submitted votes. If the Proxy Service or GSAM becomes aware that an issuer has filed, or will file, additional proxy solicitation materials sufficiently in advance of the voting deadline, GSAM will generally endeavor to consider such information where such information is viewed as material in GSAM’s discretion when casting its vote, which may, but need not, result in a change to the Recommendation, which may take the form of an override (as described below) or a revised Recommendation issued by the Proxy Service. GSAM retains the responsibility for proxy voting decisions. GSAM conducts an annual due diligence meeting with the Proxy Service to review the processes and procedures the Proxy Service follows when making proxy voting recommendations based on the GSAM Guidelines and to discuss any material changes in the services, operations, staffing or processes.
GSAM’s Portfolio Management Teams generally cast proxy votes consistently with the GSAM Guidelines and the Recommendations. Each Portfolio Management Team, however, may on certain proxy votes seek approval to diverge from the GSAM Guidelines or a Recommendation by following a process that seeks to ensure that override decisions are not influenced by any conflict of interest. As a result of the override process, different Portfolio Management Teams may vote differently for particular votes for the same company.
GSAM clients who have delegated voting responsibility to GSAM with respect to their account may from time to time contact their client representative if they would like to direct GSAM to vote in a particular manner for a particular solicitation. GSAM will use commercially reasonable efforts to vote according to the client’s request in these circumstances, however, GSAM’s ability to implement such voting instruction will be dependent on operational matters such as the timing of the request.
From time to time, GSAM’s ability to vote proxies may be affected by regulatory requirements and compliance, legal or logistical considerations. As a result, GSAM, from time to time, may determine that it is not practicable or desirable to vote proxies. In certain circumstances, such as if a security is on loan through a securities lending program, the Portfolio Management Teams may not be able to participate in certain proxy votes unless the shares of the particular issuer are recalled in time to cast the vote. A determination of whether to seek a recall will be based on whether the applicable Portfolio Management Team determines that the benefit of voting outweighs the costs, lost revenue, and/or other detriments of retrieving the securities, recognizing that the handling of such recall requests is beyond GSAM’s control and may not be satisfied in time for GSAM to vote the shares in question.
GSAM discloses our voting publicly each year in a filing with the US Securities and Exchange Commission and on our website for all GSAM US registered mutual funds. GSAM also generally discloses our voting publicly on a quarterly basis on our website for company proxies voted according to the GSAM Guidelines and Recommendations.
D. Conflicts of Interest
GSAM has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include information barriers as well as the use of the GSAM Guidelines and Recommendations and the override process described above in instances when a Portfolio Management Team is interested in voting in a manner that diverges from the initial Recommendation based on the GSAM Guidelines. To mitigate perceived or potential conflicts of interest when a proxy is for shares of The Goldman Sachs Group Inc. or a GSAM managed fund, GSAM will generally instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements.
PART II
GSAM PROXY VOTING GUIDELINES SUMMARY
The following is a summary of the material GSAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy and Procedures on Proxy Voting for Investment Advisory Clients (the “Policy”). As described in the main body of the Policy, one or more GSAM Portfolio Management Teams may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.
A.US proxy items:
1.Operational Items
2.Board of Directors
3.Executive Compensation
4.Director Nominees and Proxy Access
5.Shareholder Rights and Defenses
6.Mergers and Corporate Restructurings
7.State of Incorporation
8.Capital Structure
9.Environmental, Social, Governance (ESG) Issues
B.Non-U.S. proxy items:
1.Operational Items
2.Board of Directors
3.Compensation
4.Board Structure
5.Capital Structure
6.Mergers and Corporate Restructurings & Other
7.Environmental, Social, Governance (ESG) Issues
C.Japan proxy items:
1.Operational Items
2.Board of Directors
3.Statutory Auditors
4.Compensation
5.Board Structure
6.Capital Structure

7.Mergers and Corporate Restructurings & Other
8.Environmental, Social, Governance (ESG) Issues
A. U.S. Proxy Items
The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to U.S. public equity investments of operating and/or holding companies.
1.Operational Items
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:
•
An auditor has a financial interest in or association with the company, and is therefore not independent;
•
There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•
Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or
•
Fees for non-audit services are excessive (generally over 50% or more of the audit fees).
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services or asking for audit firm rotation.
2. Board of Directors
The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; the board should consist of a majority of independent directors and should be held accountable for actions and results related to their responsibilities.
When evaluating board composition, GSAM believes a diversity of ethnicity, gender and experience is an important consideration.
Vote AGAINST or WITHHOLD from the full board if the board does not have at least one woman director.
Vote AGAINST or WITHHOLD from the Nominating Committee if the board does not have at least one woman director and at least one other diverse board director.
Classification of Directors
Where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as inside directors, affiliated outside directors, or independent outside directors.
Additionally, GSAM will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).
Voting on Director Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis.
Vote AGAINST or WITHHOLD from individual directors who:
•
Attend less than 75% of the board and committee meetings without a disclosed valid excuse;
•
Sit on more than five public company boards;
•
Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices.
Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors (per the Classification of Directors above) when:
•
The inside director or affiliated outside director serves on the Audit, Compensation or Nominating Committees; and
•
The company lacks an Audit, Compensation or Nominating Committee so that the full board functions as such committees and inside directors or affiliated outside directors are participating in voting on matters that independent committees should be voting on.
Vote AGAINST or WITHHOLD from members of the appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. Extreme cases may warrant a vote against the entire board.

•
Material failures of governance, stewardship, or fiduciary responsibilities at the company;
•
Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•
At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote (members of the Nominating or Governance Committees);
•
The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If GSAM did not support the shareholder proposal in both years, GSAM will still vote against the committee member(s).
•
The average board tenure exceeds 15 years, and there has not been a new nominee in the past 5 years.
Vote AGAINST or WITHHOLD from the members of the Audit Committee if:
•
The non-audit fees paid to the auditor are excessive (generally over 50% or more of the audit fees);
•
The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;
•
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or
•
No members of the Audit Committee hold sufficient financial expertise.
Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of GAAP and material weaknesses identified in Section 404 disclosures.
Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
See section 3 on executive and director compensation for reasons to withhold from members of the Compensation Committee.
In limited circumstances, GSAM may vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees who should be considered on a CASE-BY-CASE basis and except as discussed below) if:
•
The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;
•
The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;
•
The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•
If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.
Shareholder proposal regarding Independent Chair (Separate Chair/CEO)
Vote on a CASE-BY-CASE basis.
GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•
Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•
Two-thirds independent board;
•
All independent “key” committees (audit, compensation and nominating committees); or
•
Established, disclosed governance guidelines.
Shareholder proposal regarding board declassification
GSAM will generally vote FOR proposals requesting that the board adopt a declassified board structure.
Majority Vote Shareholder Proposals

GSAM will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated. GSAM also looks for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.
Cumulative Vote Shareholder Proposals
GSAM will generally support shareholder proposals to restore or provide cumulative unless:
•
The company has adopted (i) majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats and (ii) a director resignation policy to address failed elections.
3.Executive Compensation
Pay Practices
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.
If the company maintains problematic or poor pay practices, generally vote:
•
AGAINST Management Say on Pay (MSOP) Proposals; or
•
AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.
•
If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST/WITHHOLD from compensation committee members.
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Evaluation takes into account potential plan cost, plan features and grant practices. While a negative combination of these factors could cause a vote AGAINST, other reasons to vote AGAINST the equity plan could include the following factors:
•
The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval; or
•
There is more than one problematic material feature of the plan, which could include one of the following: unfavorable change-in-control features, presence of gross ups and options reload.
Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals
Vote FOR annual frequency and AGAINST all proposals asking for any frequency less than annual.
Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.
Factors Considered Include:
•
Pay for Performance Disconnect;
•
GSAM will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR (“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.
•
Long-term equity-based compensation is 100% time-based;
•
Board’s responsiveness if company received 70% or less shareholder support in the previous year’s MSOP vote;
•
Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
•
Egregious employment contracts;
•
Excessive perquisites or excessive severance and/or change in control provisions;
•
Repricing or replacing of underwater stock options without prior shareholder approval;
•
Excessive pledging or hedging of stock by executives;
•
Egregious pension/SERP (supplemental executive retirement plan) payouts;
•
Extraordinary relocation benefits;

•
Internal pay disparity; and
•
Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives.
Other Compensation Proposals and Policies
Employee Stock Purchase Plans — Non-Qualified Plans
Vote CASE-BY-CASE on nonqualified employee stock purchase plans taking into account the following factors:
•
Broad-based participation;
•
Limits on employee contributions;
•
Company matching contributions; and
•
Presence of a discount on the stock price on the date of purchase.
Option Exchange Programs/Repricing Options
Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:
•
Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
•
Rationale for the re-pricing;
•
If it is a value-for-value exchange;
•
If surrendered stock options are added back to the plan reserve;
•
Option vesting;
•
Term of the option—the term should remain the same as that of the replaced option;
•
Exercise price—should be set at fair market or a premium to market;
•
Participants—executive officers and directors should be excluded.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Other Shareholder Proposals on Compensation
Advisory Vote on Executive Compensation (Frequency on Pay)
Vote FOR annual frequency.
Stock retention holding period
Vote FOR shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy requests retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.
Also consider:
•
Whether the company has any holding period, retention ratio, or officer ownership requirements in place and the terms/provisions of awards already granted.
Elimination of accelerated vesting in the event of a change in control
Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change-in-control.
Performance-based equity awards and pay-for-superior-performance proposals
Generally support unless there is sufficient evidence that the current compensation structure is already substantially performance-based. GSAM considers performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.
Say on Supplemental Executive Retirement Plans (SERP)
Generally vote AGAINST proposals asking for shareholder votes on SERP.

4.Director Nominees and Proxy Access
Voting for Director Nominees (Management or Shareholder)
Vote CASE-BY-CASE on the election of directors of operating and holding companies in contested elections, considering the following factors:
•
Long-term financial performance of the target company relative to its industry;
•
Management’s track record;
•
Background of the nomination, in cases where there is a shareholder nomination;
•
Qualifications of director nominee(s);
•
Strategic plan related to the nomination and quality of critique against management;
•
Number of boards on which the director nominee already serves; and
•
Likelihood that the board will be productive as a result.
Proxy Access
Vote CASE-BY-CASE on shareholder or management proposals asking for proxy access.
GSAM may support proxy access as an important right for shareholders and as an alternative to costly proxy contests and as a method for GSAM to vote for directors on an individual basis, as appropriate, rather than voting on one slate or the other. While this could be an important shareholder right, the following factors will be taken into account when evaluating the shareholder proposals:
•
The ownership thresholds, percentage and duration proposed (GSAM generally will not support if the ownership threshold is less than 3%);
•
The maximum proportion of directors that shareholders may nominate each year (GSAM generally will not support if the proportion of directors is greater than 25%); and
•
Other restricting factors that when taken in combination could serve to materially limit the proxy access provision.
GSAM will take the above factors into account when evaluating proposals proactively adopted by the company or in response to a shareholder proposal to adopt or amend the right. A vote against governance committee members could result if provisions exist that materially limit the right to proxy access.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
5.Shareholders Rights and Defenses
Shareholder Ability to Act by Written Consent
Generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:
•
The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and
•
The company has a history of strong governance practices.
Shareholder Ability to Call Special Meetings
Generally vote FOR management proposals that provide shareholders with the ability to call special meetings.
Generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, vote AGAINST shareholder proposals to further reduce the threshold.
Advance Notice Requirements for Shareholder Proposals/Nominations
Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.
Shareholder Voting Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Generally vote FOR management and shareholder proposals to reduce supermajority vote requirements.
Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it, unless the company has:
•
a shareholder-approved poison pill in place; or
•
adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.
Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.
Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.
In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
6.Mergers and Corporate Restructurings
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•
Valuation;
•
Market reaction;
•
Strategic rationale;
•
Management’s track record of successful integration of historical acquisitions;
•
Presence of conflicts of interest; and
•
Governance profile of the combined company.
7.State of Incorporation
Reincorporation Proposals
GSAM may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. GSAM may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.
Exclusive venue for shareholder lawsuits
Generally vote FOR on exclusive venue proposals, taking into account:
•
Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company's proxy statement;
•
Whether the company has the following good governance features:
•
Majority independent board;
•
Independent key committees;
•
An annually elected board;
•
A majority vote standard in uncontested director elections;
•
The absence of a poison pill, unless the pill was approved by shareholders; and/or
•
Separate Chairman CEO role or, if combined, an independent chairman with clearly delineated duties.
8.Capital Structure
Common and Preferred Stock Authorization
Generally vote FOR proposals to increase the number of shares of common stock authorized for issuance.
Generally vote FOR proposals to increase the number of shares of preferred stock, as long as there is a commitment to not use the shares for anti-takeover purposes.
9.Environmental, Social, Governance (ESG) Issues
Overall Approach
GSAM recognizes that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership. When evaluating ESG proxy issues, GSAM balances the purpose of a proposal with the overall benefit to shareholders.

Shareholder proposals considered under this category could include, among others, reports on:
1) employee labor and safety policies;
2) impact on the environment of the company’s production or manufacturing operations;
3) societal impact of products manufactured;
4) risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and
5) overall board structure, including diversity.
When evaluating environmental and social shareholder proposals, the following factors are generally considered:
•
The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
•
If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•
Whether adoption of the proposal is likely to enhance or protect shareholder value;
•
Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•
The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•
Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•
What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•
Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•
Whether the subject of the proposal is best left to the discretion of the board;
•
Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
•
Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Environmental Sustainability, climate change reporting
Generally vote FOR proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, or how the company may be impacted by climate change. The following factors will be considered:
•
The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•
If the company has formally committed to the implementation of a reporting program based on the SASB materiality standards, the TCFD’ recommendations, or a similar standard within a specified time frame;
•
If the company’s current level of disclosure is comparable to that of its industry peers; and
•
If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Establishing goals or targets for emissions reduction
Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:
•
Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;
•
Calling for the reduction of Greenhouse Gas (GHG) emissions;
•
Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;
•
Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;
•
Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;
•
Requesting a company report on its energy efficiency policies; and
•
Requesting reports on the feasibility of developing renewable energy resources.

Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives
GSAM generally believes that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, GSAM considers the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•
There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
•
The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:
•
There is no significant potential threat or actual harm to shareholders’ interests;
•
There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and
•
There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.
GSAM generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.
GSAM generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
Gender Identity and Sexual Orientation
A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.
Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:
•
The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
•
The board already reports on its nominating procedures and gender and racial minority initiatives on the board.
Gender Pay Gap
Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:
•
The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
•
Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and
•
Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.
Labor and Human Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:
•
The degree to which existing relevant policies and practices are disclosed;
•
Whether or not existing relevant policies are consistent with internationally recognized standards;
•
Whether company facilities and those of its suppliers are monitored and how;
•
Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•
Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•
Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•
The scope of the request; and
•
Deviation from industry sector peer company standards and practices.
B. Non-U.S. Proxy Items1

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to non-U.S. public equity investments in operating and/or holding companies. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.
1Excludes Japan public equity investments, please see Section C.
1. Operational Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•
There are concerns about the accounts presented or audit procedures used; or
•
The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:
•
There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
•
There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•
Name of the proposed auditor has not been published;
•
The auditors are being changed without explanation;
•
Non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or
•
The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Statutory Auditors
Vote FOR the appointment or re-election of statutory auditors, unless:
•
There are serious concerns about the statutory reports presented or the audit procedures used;
•
Questions exist concerning any of the statutory auditors being appointed; or
•
The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Allocation of Income
Vote FOR approval of the allocation of income, unless:
•
The dividend payout ratio has been consistently low without adequate explanation; or
•
The payout is excessive given the company’s financial position.
Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Transact Other Business

Vote AGAINST other business when it appears as a voting item.
2. Board of Directors
Director Elections
Vote FOR management nominees taking into consideration the following:
•
Adequate disclosure has not been provided in a timely manner; or
•
There are clear concerns over questionable finances or restatements; or
•
There have been questionable transactions or conflicts of interest; or
•
There are any records of abuses against minority shareholder interests; or
•
The board fails to meet minimum corporate governance standards; or
•
There are reservations about:
•
Director terms
•
Bundling of proposals to elect directors
•
Board independence
•
Disclosure of named nominees
•
Combined Chairman/CEO
•
Election of former CEO as Chairman of the board
•
Overboarded directors
•
Composition of committees
•
Director independence
•
Number of directors on the board
•
Lack of gender diversity on the board
•
Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•
Repeated absences at board meetings have not been explained (in countries where this information is disclosed); or
There are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.
Vote AGAINST the Nominating Committee if the board does not have at least one woman director.
Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
•
Company performance relative to its peers;
•
Strategy of the incumbents versus the dissidents;
•
Independence of board candidates;
•
Experience and skills of board candidates;
•
Governance profile of the company;
•
Evidence of management entrenchment;
•
Responsiveness to shareholders;
•
Whether a takeover offer has been rebuffed; and
•
Whether minority or majority representation is being sought.
Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.
Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Classification of directors
Executive Director
•
Employee or executive of the company;
•
Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
•
Any director who is attested by the board to be a non-independent NED;
•
Any director specifically designated as a representative of a significant shareholder of the company;
•
Any director who is also an employee or executive of a significant shareholder of the company;
•
Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
•
Government representative;
•
Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
•
Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);
•
Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•
Relative of a current employee of the company or its affiliates;
•
Relative of a former executive of the company or its affiliates;
•
A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•
Founder/co-founder/member of founding family but not currently an employee;
•
Former executive (5 year cooling off period);
•
Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and
•
Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.
Independent NED
•
No material connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
•
Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:
•
A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
•
Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
•
Other egregious governance issues where shareholders may bring legal action against the company or its directors; or
•
Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.
3.Compensation

Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
4. Board Structure
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
Chairman CEO combined role (for applicable markets)
GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•
Two-thirds independent board, or majority in countries where employee representation is common practice;
•
A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•
Fully independent key committees; and/or
•
Established, publicly disclosed, governance guidelines and director biographies/profiles.
5. Capital Structure
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•
The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or
•
The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
GSAM will generally recommend FOR share repurchase programs taking into account whether:
•
The share repurchase program can be used as a takeover defense;
•
There is clear evidence of historical abuse;
•
There is no safeguard in the share repurchase program against selective buybacks;
•
Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
6. Mergers and Corporate Restructurings and Other
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•
Valuation;
•
Market reaction;
•
Strategic rationale;
•
Management’s track record of successful integration of historical acquisitions;
•
Presence of conflicts of interest; and
•
Governance profile of the combined company.
Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
•
The parties on either side of the transaction;
•
The nature of the asset to be transferred/service to be provided;
•
The pricing of the transaction (and any associated professional valuation);
•
The views of independent directors (where provided);
•
The views of an independent financial adviser (where appointed);
•
Whether any entities party to the transaction (including advisers) is conflicted; and
•
The stated rationale for the transaction, including discussions of timing.
Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.
7.Environmental, Social, Governance (ESG) Issues
Please refer to page 12 for our current approach to these important topics.
C.Japan Proxy Items
The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to Japanese public equity investments in operating and/or holding companies. Applying these guidelines is not inclusive of all considerations in the Japanese market.
1. Operational Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•
There are concerns about the accounts presented or audit procedures used; or
•
The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:
•
There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
•
There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•
Name of the proposed auditor has not been published;
•
The auditors are being changed without explanation;
•
Non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or
•
The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Allocation of Income
Vote FOR approval of the allocation of income, unless:
•
The dividend payout ratio is less than 20%, and is not appropriate or sufficient when considering the company’s financial position; or

•
The company proposes the payments even though the company posted a net loss for the year under review, and the payout is excessive given the company’s financial position;
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
2. Board of Directors
Vote AGAINST the Nominating Committee if the board does not have at least one woman director. For Japanese boards with statutory auditors or audit committee structure, vote AGAINST top executives.
Vote AGAINST top executives when the company has an excessive amount of strategic shareholdings.
Vote AGAINST top executives when the company has posted average return on equity (ROE) of less than five percent over the last five fiscal years.
Classification of Directors
Inside Director
•
Employee or executive of the company;
•
Any director who is not classified as an outside director of the company.
Non-Independent Non-Executive Director (affiliated outsider)
•
Any director specifically designated as a representative of a significant shareholder of the company;
•
Any director who is/was also an employee or executive of a significant shareholder of the company;
•
Beneficial owner (direct or indirect) of at least 10% of the company’s stock, or one of the top 10 shareholders, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%)
•
Government representative;
•
Currently provides or previously provided professional services to the company or to an affiliate of the company;
•
Represents customer, supplier, creditor, banker, or other entity with which company maintains
•
transactional/commercial relationship (unless company discloses information to apply a materiality test);
•
Any director who worked at the company’s external audit firm (auditor).
•
Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•
Relative of a current employee of the company or its affiliates;
•
Any director who works or has worked at a company whose shares are held by the company in question as strategic shareholdings (i.e. “cross-shareholdings”)
•
Former executive;
•
Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.
•
“Cooling off period” for former employees or executives’ representation of significant shareholders and other stakeholders, as well as professional services is considered based on the market best practices and liquidity of executive labor market.
Independent Non-Executive Directors (independent outsider)
•
No material connection, either directly or indirectly, to the company other than a board seat.
Board Independence
Vote AGAINST top executives when the board consists of fewer than two outside directors or less than 1/3 of the board consists of outside directors.

At companies adopting an audit committee structure, vote AGAINST affiliated outside directors who are audit committee members.
At companies adopting a U.S.-type three committee structure, vote AGAINST affiliated outside directors when less than a majority of the board consists of independent outside directors.
At controlled companies, vote AGAINST top executives when the board consists of fewer than two independent outside directors or less than 1/3 of the board consists of independent outside directors.
Non-Contested Director Elections
Vote FOR management nominees taking into consideration the following:
•
The company’s committee structure: statutory auditor board structure, U.S.-type three committee structure, or audit committee structure; or
•
Adequate disclosure has not been provided in a timely manner; or
•
There are clear concerns over questionable finances or restatements; or
•
There have been questionable transactions or conflicts of interest; or
•
There are any records of abuses against minority shareholder interests; or
•
The board fails to meet minimum corporate governance standards; or
•
There are reservations about:
•
Director terms
•
Bundling of proposals to elect directors
•
Board independence
•
Disclosure of named nominees
•
Combined Chairman/CEO
•
Election of former CEO as Chairman of the board
•
Overboarded directors
•
Composition of committees
•
Director independence
•
Number of directors on the board
•
Lack of gender diversity on the board
•
Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•
Attendance at less than 75% of the board and committee meetings without a disclosed valid excuse; or
•
Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.
Contested Director Elections
Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
•
Company performance relative to its peers;
•
Strategy of the incumbents versus the dissidents;
•
Independence of board candidates;
•
Experience and skills of board candidates;
•
Governance profile of the company;
•
Evidence of management entrenchment;
•
Responsiveness to shareholders;
•
Whether a takeover offer has been rebuffed;

•
Whether minority or majority representation is being sought.
3.Statutory Auditors
Auditor Independence
Vote AGAINST affiliated outside statutory auditors.
For definition of affiliated outsiders, see “Classification of Directors”
Statutory Auditor Appointment
Vote FOR management nominees taking into consideration the following:
Adequate disclosure has not been provided in a timely manner; or
•
There are clear concerns over questionable finances or restatements; or
•
There have been questionable transactions or conflicts of interest; or
•
There are any records of abuses against minority shareholder interests; or
•
The board fails to meet minimum corporate governance standards; or
•
Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•
Attendance at less than 75% of the board and statutory auditor meetings without a disclosed valid excuse; or
•
Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.
4.Compensation
Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement bonuses for outside directors and/or outside statutory auditors, unless the amounts are disclosed and are not excessive relative to other companies in the country or industry.
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and statutory auditors on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
5. Board Structure
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
Chairman CEO combined role
GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•
Two-thirds independent board, or majority in countries where employee representation is common practice;
•
A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•
Fully independent key committees; and/or
•
Established, publicly disclosed, governance guidelines and director biographies/profiles.
6. Capital Structure
Share Issuance Requests

General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•
The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Share Repurchase Plans
GSAM will generally recommend FOR share repurchase programs taking into account whether:
•
The share repurchase program can be used as a takeover defense;
•
There is clear evidence of historical abuse;
•
There is no safeguard in the share repurchase program against selective buybacks;
•
Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
7. Mergers and Corporate Restructurings and Other
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•
Valuation;
•
Market reaction;
•
Strategic rationale;
•
Management’s track record of successful integration of historical acquisitions;

•
Presence of conflicts of interest; and
•
Governance profile of the combined company.
Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless certain conditions are met to ensure the proposal is intended to enhance shareholder value, including consideration of the company’s governance structure, the anti-takeover defense duration, the trigger mechanism and governance, and the intended purpose of the antitakeover defense.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
•
The parties on either side of the transaction;
•
The nature of the asset to be transferred/service to be provided;
•
The pricing of the transaction (and any associated professional valuation);
•
The views of independent directors (where provided);
•
The views of an independent financial adviser (where appointed);
•
Whether any entities party to the transaction (including advisers) is conflicted; and
•
The stated rationale for the transaction, including discussions of timing.
Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.
8. Environmental, Social, Governance (ESG) Issues
Please refer to page 12 for our current approach to these important topics.

J.P. Morgan Investment Management Inc.
Corporate Governance Policy & Voting Guidelines
JPMorgan Asset Management Global Proxy Voting Procedures
A. Objective
As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM's objective is to vote proxies in the best interests of its clients. To further that objective, JPMAM adopted these Procedures.
These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.
B. Proxy Committee
To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters: (1) to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; (2) review and approve the Guidelines annually; and (3) provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of 13 Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate. The Global Head of Sustainable Investing is a member of each regional committee and, working with the regional Proxy Administrators, is charged with overall responsibility for JPMIM’s approach to governance issues including proxy voting worldwide and coordinating regional proxy voting guidelines and procedures in accordance with applicable regulations and best practices.
C. The Proxy Voting Process
JPMAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMAM investment professionals with public companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). The Proxy Voting Committee has adopted procedures to identify significant proxies and to recall shares on loan.1
Situations often arise in which more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.
Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the

1The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.
In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.
In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.
For certain commingled funds that are index replication portfolios, JPMAM is permitted in certain instances to delegate its proxy voting authority in whole or in part to the Independent Voting Service. This delegation may occur where JPMAM is restricted under applicable laws from voting a particular security or to permit JPMAM to utilize exemptions applicable to positions in bank or bank holding company stocks held in such funds. Additionally, where securities are held only in certain passive index tracking portfolios and not owned in our active accounts, the proxy may be voted in accordance with the Independent Voting Service’s recommendation if JPMAM’s guidelines require case by case determination. For separate accounts utilizing the Global Bank Opportunities strategy, JPMAM will delegate its proxy voting to the Independent Voting Service.
D. Material Conflicts of Interest
The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC's securities, lending, investment banking and other divisions to JPMAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.
Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM's relationship with such company and materially impact JPMAM's business; or (ii) a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision.
A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines provided, however, that JPMAM investment professional(s) may request an exception to this process to vote against a proposal rather than referring it to an independent third party (“Exception Request”) where the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of a proxy vote. The Proxy Committee shall review the Exception Request and shall determine whether JPMAM should vote against the proposal or whether such proxy should still be referred to an independent third party due to the potential for additional conflicts or otherwise.
E. Escalation of Material Conflicts of Interest
When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. That subgroup shall include a Proxy Committee member from the Investment Department and one or more Proxy Committee members from the Legal, Compliance or Risk Management Departments. In the event that the Proxy Administrator and the subgroup of the Proxy Committee determine that an actual material conflict of interest exists, they shall make a recommendation on how the relevant JPMAM Entity shall vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

Depending upon the nature of the material conflict of interest, JPMAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:
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removing certain JPMAM personnel from the proxy voting process;
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“walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;
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voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or
•
deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.
The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.
F. Recordkeeping
JPMAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:
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a copy of the JPMAM Proxy Voting Procedures and Guidelines;
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a copy of each proxy statement received on behalf of JPMAM clients;
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a record of each vote cast on behalf of JPMAM client holdings;
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a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;
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a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and
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a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.
It should be noted that JPMAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.
Exhibit A
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JPMorgan Chase Bank , NA
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J.P. Morgan Asset Management (UK) Limited
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J.P. Morgan Investment Management Inc.
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JF Asset Management Limited
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JF Asset Management (Singapore) Limited
•
JF International Management Inc.
•
J.P. Morgan Private Investments, Inc.
•
Security Capital Research & Management Incorporated
•
Bear Stearns Asset Management
I: Proxy Voting Guidelines
JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.
JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.
In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.

A: North America
1. Board of Directors
A. Uncontested Director Elections
Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:
1)
attend less than 75 percent of the board and committee meetings without a valid excuse for the absences;
2)
adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.
3)
are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees. For purposes of defining affiliation we will apply either the NYSE listing rule for companies listed on that exchange or the NASDAQ listing rule for all other companies.
4)
ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast. The review period will be the vote results over a consecutive two year time frame.
5)
are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees
6)
are insiders and affiliated outsiders on boards that are not at least majority independent. In the case of a controlled company, vote case-by case on the directors.
7)
are CEOs of publicly-traded companies who serve on more than two public boards (besides his or her own board) and all other directors who serve on more than four public company boards.
8)
are compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a – Stock- Based Incentive Plans, last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.
9)
are audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.
10)
are compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.
11)
demonstrated history of poor performance or inadequate risk oversight.
12)
and/or committee members when the board adopts changes to the company’s by-laws or charter without shareholder approval if the changes materially diminish shareholder rights.
13)
chair the board, are lead independent directors, or chair governance committees of publicly traded companies where employees have departed for significant violation of code of conduct without claw back of compensation.
14)
for newly public companies, vote case-by-case on directors as we believe the company should have the appropriate time frame to mature and better its governance structure
B. CEO Votes
Except as otherwise described above, we generally do not vote against a sitting CEO in recognition of the impact the vote may have on the management of the company.
C. Proxy Access
Generally vote for shareholder proposals requesting companies to amend their by-laws in order to facilitate shareholders’ ability to nominate candidates for directors as long as the minimum threshold of share ownership is 3% (defined as either a single shareholder or group of shareholders) and the minimum holding period of share ownership is 3 years. Generally, we will oppose proposals which restrict share ownership thresholds to a single shareholder.
We recognize the importance of shareholder access to the ballot process as one means to ensure that boards do not become self-perpetuating and self-serving. We generally support the board when they have adopted proxy access at a 3% / 3 year threshold either through a majority supported shareholder ballot or by adopting the bylaw on its own initiative. However, we are also aware that some proposals may promote certain interest groups to the detriment of shareholders generally and could be disruptive to the nomination process. Hence, we will generally vote against shareholder proposals which seek to amend an existing proxy access by law unless the terms of the proxy access right is unduly restrictive to shareholders.

2. Proxy Contests
A. Election of Directors
Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.
B. Reimburse Proxy Solicitation Expenses
Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case by-case basis.
3. Ratification of Auditors
Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.
Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.
Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.
Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.
4. Proxy Contest Defenses
A. Board Structure: Staggered vs. Annual Elections
Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:
1)
Majority of board composed of independent directors,
2)
Nominating committee composed solely of independent directors,
3)
Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,
4)
Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),
5)
Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,
6)
Absence of superior voting rights for one or more classes of stock,
7)
Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and
8)
Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).
B. Shareholder Ability to Remove Directors
Vote against proposals that provide that directors may be removed only for cause.
Vote for proposals to restore shareholder ability to remove directors with or without cause.
Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote for proposals that permit shareholders to elect directors to fill board vacancies.
C. Cumulative Voting
Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:
1)
Annually elected board,
2)
Majority of board composed of independent directors,
3)
Nominating committee composed solely of independent directors,
4)
Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),
5)
Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,
6)
Absence of superior voting rights for one or more classes of stock,

7)
Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and
8)
Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).
D. Shareholder Ability to Call Special Meeting
Vote against proposals to restrict or prohibit shareholder ability to call special meetings so long as the ability to call special meetings requires the affirmative vote of less than 15% of the shares outstanding. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting, should require more than a de minimus number of shares to call the meeting and subject the company to the expense of a shareholder meeting.
Vote for proposals that remove restrictions on the right of shareholders to act independently of management.
E. Shareholder Ability to Act by Written Consent
We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.
We generally vote against proposals to allow or facilitate shareholder action by written consent.
F. Shareholder Ability to Alter the Size of the Board
Vote for proposals that seek to fix the size of the board.
Vote against proposals that give management the ability to alter the size of the board without shareholder approval.
5. Tender Offer Defenses
A. Poison Pills
Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill. Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.
Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.
If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
B. Fair Price Provisions
Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
C. Greenmail
Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
D. Unequal Voting Rights
Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.
Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.
E. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws
Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.
Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
F. Supermajority Shareholder Vote Requirement to Approve Mergers
Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.
Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6. Miscellaneous Board Provisions
A. Separate Chairman and CEO Positions
We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:
•
Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:
(1)
Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
(2)
Serves as liaison between the chairman and the independent directors,
(3)
Approves information sent to the board,
(4)
Approves meeting agendas for the board,
(5)
Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,
(6)
Has the authority to call meetings of the independent directors, and
(7)
If requested by major shareholders, ensures that he is available for consultation and direct communication;
•
2/3 of independent board;
•
All-independent key committees;
•
Committee chairpersons nominated by the independent directors;
•
CEO performance is reviewed annually by a committee of outside directors; and
•
Established governance guidelines.
Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.
B. Lead Directors and Executive Sessions
In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).
C. Majority of Independent Directors
We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.
Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.
Generally vote for shareholder proposals asking for a 2/3 independent board.
D. Stock Ownership Requirements
Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable. We support full disclosure of the policies of the company regarding pledging and/or hedging of company stocks by executives and board directors. We will vote FOR shareholder proposals which ask for disclosure of this policy. We will vote Case by Case for directors if it is determined that hedging and /or pledging of securities has occurred.
E. Hedging / Pledging of Securities
We support full disclosure of the policies of the company regarding pledging and/or hedging of company stocks by executives and board directors. We will vote FOR shareholder proposals which ask for disclosure of this policy. We will vote Case by Case for directors if it is determined that hedging and /or pledging of securities has occurred.
F. Term of Office
Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.
G. Board Composition
We support board refreshment, independence, and a diverse skillset for directors. We believe that board composition should contribute to overall corporate strategies and risk management and will evaluate the board’s skills, expertise, and qualifications. As a matter of principle, we expect our investee companies to be committed to diversity and inclusiveness in their general recruitment policies as we believe such diversity contributes to the effectiveness of boards. We will utilize our voting power to bring about change where Boards are lagging in gender and racial/ethnic diversity. We will generally vote against the chair of the Nominating Committee when the issuer does not disclose the gender or racial and ethnic composition of the Board. Aggregated diversity data will be considered as adequate in instances where individual directors do not wish to disclose personal identification. We will generally vote against the chair of the Nominating Committee when the issuer lacks any gender diversity or any racial/ethnic diversity unless there are mitigating factors. Mitigating factors include, among other factors, recent retirement of relevant directors, a relatively new public company, and an ongoing search for a director. We generally will vote case-by-case on shareholder proposals which seek to force the board to add specific expertise or to change the composition of the board.
H. Director and Officer Indemnification and Liability Protection
Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.
Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.
Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.
Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.
I. Board Size
Vote for proposals to limit the size of the board to 15 members.
J. Majority Vote Standard
We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.
7. Miscellaneous Governance Provisions
A. Independent Nominating Committee
Vote for the creation of an independent nominating committee.
B. Confidential Voting
Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.
Vote for management proposals to adopt confidential voting.
C. Equal Access
Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.
D. Bundled Proposals
Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.
E. Charitable Contributions
Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.
F. Date/Location of Meeting
Vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.
G. Include Nonmanagement Employees on Board
Vote against shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.

H. Adjourn Meeting if Votes are Insufficient
Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.
I. Other Business
Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.
J. Disclosure of Shareholder Proponents
Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.
K. Exclusive Venue
Generally, vote for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes, if the company is a Delaware corporation; otherwise, vote on a case-by-case basis on management proposals which seek shareholder approval to make the state of incorporation, or another state, the exclusive forum for disputes.
8. Capital Structure
A. Common Stock Authorization
Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.
Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.
B. Stock Distributions: Splits and Dividends
Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.
C. Reverse Stock Splits
Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.
Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.
D. Blank Check Preferred Authorization
Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.
Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.
E. Shareholder Proposals Regarding Blank Check Preferred Stock
Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
F. Adjustments to Par Value of Common Stock
Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.
G. Restructurings/Recapitalizations
Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan or if the company is in danger of being delisted on a case-by-case basis. Consider the following issues:
•
Dilution – How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
•
Change in Control – Will the transaction result in a change in control of the company?

•
Bankruptcy – Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.
H. Share Repurchase Programs
Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
I. Targeted Share Placements
These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.
9. Execute and Director Compensation
A. Stock-based Incentive Plans
Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.
In addition, we will assess the structure of the equity plan taking into consideration certain plan features as well as grant practices. This will include whether dividends are paid or accrued to the unvested equity awards. Once the cost of the plan is estimated and other features are taken into consideration, the plan will be reviewed to determine if it is in the best interest of the shareholders. Problematic pay practices will have a bearing on whether we support the plan. We will consider the pay practices of other companies in the relevant industry and peer companies in this analysis.
Review case-by-case stock based plans for companies which rely heavily upon stock for incentive compensation, taking into consideration the factors mentioned above. These companies include high growth and financial services companies where the plan cost as measured by shareholder value transfer (SVT) appears to be high.
For companies in the Russell 3000 we will generally vote against a plan and/or withhold from members of the compensation committee, when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one- and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.
B. Approval of Cash or Cash-and-Stock Bonus Plans
Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Code.
C. Shareholder Proposals to Limit Executive and Director Pay
Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.
Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.
Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.
D. Say on Pay – Advisory Vote
Generally, review on a case-by-case basis executive pay and practices as well as certain aspects of outside director compensation.
Where the company’s Say on Pay proposal received 60% or less support on its previous Say on Pay proposal, WITHHOLD votes for the compensation committee and or vote against the current Say on Pay proposal unless the company has demonstrated active engagement with shareholders to address the issue as well as the specific actions taken to address the low level of support. Where executive compensation seems excessive relative to peers and is not supported by long term performance, or where we believe performance metrics and targets used to determine executive compensation are not aligned with long term shareholder value, WITHHOLD from select members of the compensation committee.
In the case of externally-managed REITs, generally vote against the advisory vote as there is a lack of transparency in both compensation structure and payout.
Say on Pay – Frequency
JPMAM will review compensation versus long/term performance on an annual basis.

E. Golden and Tin Parachutes
Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.
Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.
Generally vote case-by-case for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.
F. 401(k) Employee Benefit Plans
Vote for proposals to implement a 401(k) savings plan for employees.
G. Employee Stock Purchase Plans
Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.
Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution
H. Option Expensing
Generally, vote for shareholder proposals to expense fixed-price options.
I. Option Repricing
In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals, provided such options are valued appropriately.
J. Stock Holding Periods
Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.
K. Transferable Stock Options
Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.
L. Recoup Bonuses
1)
Vote FOR on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.
2)
Vote FOR shareholder proposals to recoup incentive payments if it is determined that the individual engaged in misconduct or poor performance prior to payment of the award or bonus, and that such award or bonus would not have been paid, in whole or in part, had the misconduct or poor performance been known prior to payment.
M. Two Tiered Compensation
Vote against proposals to adopt a two tiered compensation structure for board directors.
10. Incorporation
A. Reincoporation Outside of the United States
Review on a case-by-case basis proposals to reincorporate the company outside of the U.S.
B. Voting on State Takeover Statues
Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

C. Voting on Reincorporation Proposals
Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.
11. Mergers and Corporate Restructurings
A. Mergers and Acquisitions
Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.
B. Nonfinancial Effects of a Merger or Acquisition
Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.
C. Corporate Restructuring
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.
D. Spin-offs
Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
E. Asset Sales
Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.
F. Liquidations
Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
G. Appraisal Rights
Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.
H. Changing Corporate Name
Vote for changing the corporate name.
12. Social and Environmental Issues
We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.
With regard to social issues, among other factors, we consider the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.
In evaluating how to vote environmental proposals, considerations may include but are not limited to the following—
Issuer Considerations
•
Asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations
•
capital deployment of the company
•
cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs

•
corporate behavior of the company, including whether senior management is incentivized for long-term returns
•
demonstrated capabilities of the company, its strategic planning process, and past performance
•
current level of disclosure of the company and consistency of disclosure across its industry
•
whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework
Proposal Considerations
•
would adoption of the proposal inform and educate shareholders and have companies that adopted proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company
•
does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices
•
does the proposal create the potential for unintended consequences such as a competitive disadvantage.
In general, we support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.
Vote against chair of committee responsible for providing oversight of environmental matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices or targets. Vote against committee members, lead independent director and/or board chair for companies that have lagged over several years.
An engaged and diverse employee base is integral to a company’s ability to innovate, respond to a diverse customer base and engage with diverse communities in which the company operates, thus delivering shareholder returns. JPMAM will generally support shareholder resolutions seeking the company to disclose data on workforce demographics including diversity, and release of EEO-1 or comparable data, where such disclosure is deemed inadequate.
We expect engaged Boards to provide oversight of Human Capital Management (HCM); a company’s management of its workforce including human resources policies including code of conduct, use of full time versus part time employees, workforce cost, employee engagement and turnover, talent development, retention and training, compliance record, and health and safety. JPMAM will vote case by case on shareholder resolutions seeking disclosure of HCM. JPMAM will generally vote against shareholder proposals seeking HCM information which is considered confidential or sensitive information by the Board.
A. Military Business
Vote case-by-case on defense issue proposals.
Vote case-by-case on disclosure reports that seek additional information on military-related operations.
B. International Labor Organization Code of Conduct
Vote case-by-case on proposals to endorse international labor organization code of conducts.
Vote case-by-case on disclosure reports that seek additional information on company activities in this area.
C. Promote Human Rights
Vote case-by-case on proposals to promote human rights.
Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.
D. Equal Employment Opportunity and Discrimination
Vote case-by-case on proposals regarding equal employment opportunities and discrimination.
Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.
E. Animal Rights
Vote case-by-case on proposals that deal with animal rights.
F. Product Integrity and Marketing
Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.
Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.
Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.
Vote case-by-case on proposals requesting the company to report on its policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain.

G. Human Resources Issues
Vote case-by-case on proposals regarding human resources issues.
Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.
H. Link Executive Pay with Social and/or Environmental Criteria
Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.
Vote case-by-case on disclosure reports that seek additional information regarding this issue.
I. High Risk Markets
Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise.
J. Political Contribution
Generally vote against proposals asking the company to affirm political non-partisanship in the workplace.
Vote against proposals to publish the company’s political contributions taking into consideration recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending.
13. Foreign Proxies
Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in London. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.
14. Pre-Solicitation Contact
From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.
What is material non-public information?
The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor's decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:
•
a pending acquisition or sale of a substantial business;
•
financial results that are better or worse than recent trends would lead one to expect;
•
major management changes;
•
an increase or decrease in dividends;
•
calls or redemptions or other purchases of its securities by the company;
•
a stock split, dividend or other recapitalization; or
•
financial projections prepared by the Company or the Company's representatives.
What is pre-solicitation contact?
Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., “How do you feel about dual classes of stock?”, to very specific inquiries, e.g., “Here's a term sheet for our restructuring. Will you vote to approve this?”
Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Proxy Administrator immediately. The Company or its representative should be instructed that all further contact should be with the Proxy Administrator. The Proxy Administrator will make the determination to contact the Legal/Compliance departments if needed.
It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be escalated by the Proxy Administrator to the Legal/Compliance Department.

Kayne Anderson Capital Advisors, L.P.
Proxy Voting Policy
A. Policy
KACALP/KAFA (for purposes thereof, the “Firm”) votes client proxies in the interest of maximizing shareholder value. To that end, the Firm votes in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration is given to both the short-term and long-term implications of the proposal to be voted on when considering the optimal vote.
However, absent special circumstances, it is the policy of the Firm to exercise its proxy voting discretion in accordance with the proxy voting guidelines herein. The guidelines are applicable to the voting of all proxies. However, any proxy voting guidelines provided by an advisory client or its designated agent in writing supersede such guidelines. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s cost.
The Firm may be subject to conflicts of interest in the voting of proxies from time to time. Such conflicts of interest are addressed as set forth below.
B. Procedures for Identification and Voting of Proxies
As an integral part of the investment process the Firm has the responsibility for voting proxies, with limited exceptions as described below. Compliance is responsible for ensuring that this policy is adhered to and for voting the Firm’s proxies, in conjunction with advice from the applicable portfolio manager or research analysts. This constitutes the “Proxy Voting Group”.
To fulfill its fiduciary duty in voting client proxies, the Firm ensures that (i) knowledge of a vote to be taken is acquired in a timely fashion and sufficient information is acquired to allow for an informed vote; and (ii) all proxy votes are cast (except as set forth under paragraph D. Other Special Circumstances below).
1. Funds
The vast majority of the Firm’s investment activities are for the benefit of commingled accounts (i.e. funds) for which it serves as general partner, and it therefore votes proxies for such accounts. Compliance reviews the list of clients and compares the record date of the proxies with a security holdings list for the security or company soliciting the proxy vote.
2. Separate Accounts
Separate accounts are treated the same as fund accounts, except that if a separate account client provides specific voting instructions, Compliance votes that client’s proxy in accordance with the client’s written instructions. Proxies of separate account clients who have selected a third party to vote proxies, and whose proxies were received by the Firm, are forwarded to the designee for voting and submission. Proxies received after the separate account termination date of a client relationship are not voted. Such proxies are delivered to the last known address of the client or to the intermediary who distributed the proxy with a written or oral statement indicating that the advisory relationship has been terminated and that future proxies for the named client should not be delivered to the Firm.
3. Internal Proxy Distribution
Compliance will provide the appropriate research analyst and portfolio manager with a copy of the relevant proxy ballot and as a reference, if available, an analysis by Institutional Shareholder Services Inc. (“ISS”), a third-party corporate governance research service for their review and voting advice.
4. Determination of Voting Position
While the third-party instructions may be useful, the Firm may and generally is expected to have in-depth knowledge of the vast majority of the companies in which it has invested, particularly in areas such as energy master limited partnerships and related sectors, which knowledge may provide good reason to vote in a manner that is not consistent with the advice of the third-party service provider. After receiving voting instructions from the research analyst and/or portfolio manager, Compliance will vote the proxy(ies) according to the instructions received. It is the responsibility of the research analyst, if communicating voting instruction, to concurrently communicate such instructions to Compliance and the affected portfolio manager(s). The latter may override the instructions of the research analyst but must do so promptly.
5. Conflicts of Interest
As discussed below, material conflicts between the Firm’s interests and those of its clients with respect to proxy voting are reviewed and discussed with the GC.
If the Proxy Voting Group detects a material conflict of interest that it cannot reasonably resolve itself, the Firm may rely on the third-party proxy voting service or another consultant to provide an independent recommendation on the direction in which the Firm should vote on the proposal. Alternatively, the Firm may make a voting determination based on the advice of GC or outside counsel concerning the conflict of interest.
6. Abstentions
The Firm may elect to abstain from voting if it deems such abstinence in its clients’ best interests. The rationale for “abstain” votes is documented and the documentation is maintained in the proxy file.

7. Opposing Voting
There may be circumstances which lead the Firm to vote the same proxy in two directions for different accounts. This may occur, for example, if a client requires the Firm to vote a certain way on an issue, while the Firm deems it beneficial to vote in the opposing direction for its other clients. In all such cases, the Firm maintains documentation to support its voting decision.
C. Potential Conflicts of Interest
The Firm may be subject to a material conflict of interest in the voting of proxies from time to time due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the Firm may provide investment management related services to accounts owned or controlled by companies whose management is soliciting proxies. The Firm and/or its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. If at any time the responsible voting parties become aware of any potential conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Firm’s GC.
Upon the identification of a material conflict of interest, the procedures described under Item 5 of Procedures for Identification and Voting of Proxies above are followed.
D. Other Special Circumstances
The Firm may choose not to vote proxies in certain situations or for certain accounts, such as: (1) where a client has informed the Firm that it wishes to retain the right to vote the proxy, the Firm will instruct the custodian to send the proxy material directly to the client, (2) where a proxy is received for a client account that has been terminated with the Firm, (3) where a proxy is received for a security the Firm no longer manages (i.e., the Firm had previously sold the entire position), or (4) where the exercise of voting rights could restrict the ability of an account's portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”).
E. ERISA Accounts
Plans governed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with Adviser, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. The Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.
Consistent with Labor Department positions, it is the policy of the Firm to follow the provisions of a plan's governing documents in the voting of employer securities, unless it determines that to do so would breach its fiduciary duties under ERISA.
F. Recordkeeping
As required under rule 204-2 of the Advisers Act, the Firm shall maintain the following proxy records:
(i) A copy of these policies and procedures;
(ii) A copy of each proxy statement the Firm receives regarding client’s securities;
(iii) A record of each vote cast by the Firm on behalf of a client;
(iv) A copy of any document created by the Adviser that was material to making a decision;
(v) how to vote proxies on behalf of a client or that memorialized the basis for that decision;
(vi) A copy of each written client request for information on how the Adviser voted proxies on behalf of the client, and a copy of any written response by the Firm to any (written or oral) client request for information on how the Firm voted proxies on behalf of the requesting client.
The proxy voting records described in the section shall be maintained and preserved in an easily accessible place for a period of not less than five years. The Firm may rely on one or more third parties to make and retain the records referred to in items (ii) and (iii) above.
G. Disclosure
As disclosed in Item 17 of the ADV Part 2A, a copy of these policies and procedures will be provided to clients upon request. In addition, if a client inquiries about how a particular proxy proposal was voted, that information will be provided to the client in a timely manner.
H. Proxy Solicitation
As a matter of practice, it is the Firm’s policy to not reveal or disclose to any client how the Adviser may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting.
The Compliance Department is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any employee accept any remuneration in the solicitation of proxies.

I. OVERSIGHT OF Proxy VOTING ADMINISTRATOR
The Firm has engaged Institutional Shareholder Services or ISS, an independent third party proxy voting specialist, to assist in the proxy voting process. As part of the oversight of ISS, the CCO will periodically review ISS’ conflict of interest procedures and any other pertinent procedures or representations from ISS in an attempt to ensure that ISS will make recommendations for voting proxies in an impartial manner and in the best interests of the Firm’s clients. The Firm also conducts annual oversight of ISS through the periodic vendor due diligence process.

MetLife Investment Management, LLC
Proxy Voting Policy and Procedures
PoLICy
MetLife Investment Management, LLC (“MIM”) has established these proxy voting procedures with respect to MIM client accounts (referred to as “client” in this policy) where MIM has been delegated discretionary proxy voting authority. It is MIM’s policy to vote client proxies (“proxies”) for the benefit of and in the best interests of its clients in accordance with its fiduciary duty, Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and other applicable laws (including the fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2).
This policy does not apply where MIM has not been delegated proxy voting authority by a client (i.e. the client has retained the authority or designated someone other than MIM to vote proxies on its behalf).
These proxy voting policies and procedures are available to all clients upon request, with the understanding that they are subject to change at any time without notice.
PROCEDURES FOR PROXY VOTING
MIM has adopted these policies and procedures based on the guiding principle that any proxy vote must be done in the best interest of the client and with the intent to maximize the economic value of a particular security. These procedures are designed to ensure that material conflicts of interest on the part of MIM or its affiliates do not affect voting decisions on behalf of clients. All MIM personnel who are involved in the voting of proxies are required to adhere to these policies and procedures.
MIM generally votes every proxy. However, MIM may abstain on any particular vote or otherwise withhold its vote on any matter if, in the judgment of MIM, the costs associated with voting a particular proxy outweigh the benefits to clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of clients.
Once a client has delegated its proxy voting rights to MIM, MIM does not generally accept any subsequent direction on matters presented to shareholders for vote, regardless of whether such subsequent directions are from the client itself or a third party acting on behalf of the client. MIM views the delegation of discretionary voting authority as an “all-or-nothing” choice for its clients.
MIM has adopted proxy voting guidelines (the “Guidelines”) that set forth how MIM plans to vote on specific matters presented for shareholder vote. These Guidelines are periodically reviewed and updated by MIM’s Proxy Voting Committee (the “Proxy Committee”) and maintained by the Proxy Committee. The Guidelines are intended to address most material conflicts of interest. MIM, however, reserves the right to override the Guidelines (an “Override”) with respect to a particular shareholder vote when an Override is consistent with the guiding principle of seeking the maximization of economic value to clients, taking into consideration all relevant facts and circumstances at the time of the vote. MIM’s procedures for determining an Override are set forth herein.
Absent any legal or regulatory requirement to the contrary, it is generally the policy of MIM to maintain the confidentiality of the particular votes that it casts on behalf of clients. MIM will furnish to a particular client details of how MIM has voted the securities in its account; clients can request this information by contacting MIM. MIM does not, however, generally disclose the results of voting decisions to third parties (other than those that may have participated in the voting process, as described below).
1. PROXY VOTING COMMITTEE
Certain aspects of the administration of these proxy voting policies and procedures are governed by the Proxy Committee. The Proxy Committee may change its structure or composition from time to time, but at all times shall consist of at least three members, including at least one representative from MIM’s Index Strategies unit, MIM Legal, and MIM Compliance. A member of MIM’s Index Strategies Unit attends all meetings of the Proxy Committee and is responsible for keeping records of the Proxy Committee’s meetings.
The Proxy Committee shall hold at least two regular meetings during each calendar year, at which the Proxy Committee reviews the proxy voting record data with respect to votes taken in accordance with these policies and procedures since the previous meeting. The Proxy Committee shall also meet: whenever there is a recommendation that the Proxy Committee authorize an Override; in the event of a proxy vote where a material conflict of interest has been identified; or at such other times as the Proxy Committee may determine. Proxy Committee meetings may be held in person, via teleconference or through communication by email.
On all matters, the Proxy Committee makes its decisions by a vote of a majority of the members of the Proxy Committee present at the meeting. At any meeting of the Proxy Committee, a majority of the members of the Proxy Committee then in office constitutes a quorum.
2. ProxY VOTING SERVICE VENDOR
MIM has retained Institutional Shareholder Services (“ISS”) to vote proxies on MIM’s behalf. ISS prepares analyses of most matters submitted to a shareholder vote and also provides voting services to institutions such as MIM. ISS receives a daily electronic feed of all holdings in relevant MIM client voting accounts, and monitors the client accounts and their holdings to ensure that all proxies are received. MIM has directed ISS to vote proxies in accordance with the Guidelines approved by the Proxy Committee and shall monitor the voting of the proxies.

The Proxy Committee shall annually review the services provided by ISS or any other proxy voting and recording service provider retained by MIM, to assess whether the proxy service provider is capable of making impartial proxy voting recommendations in the best interests of MIM’s clients.
In making such an assessment the review may consider:
•
The proxy service provider’s conflict management procedures and assessment of the effectiveness of the implementation of such procedures;
•
The proxy service provider’s Form ADV, if applicable, and other disclosure made by a proxy service provider regarding its products, services and methods of addressing conflicts of interest; and/or;
•
Inquiries to, and discussions with, representatives of a proxy service provider regarding its products, services and methods of addressing conflicts of interest.
No less than annually, MIM shall obtain from each proxy service provider a copy of its conflict management procedures and request that the proxy service provider provide an update of any material revision to such procedures.
3. OVERRIDING THE GUIDELINES
MIM may Override the Guidelines when such an Override is consistent with this policy and the guiding principle of seeking the maximization of economic value to clients, taking into consideration all relevant facts and circumstances at the time of the vote, as further described below.
If any MIM investment professional or a member of MIM Legal or MIM Compliance believes that MIM should vote in a manner inconsistent with the Guidelines, such person must notify MIM’s Chief Compliance Officer (“CCO”). MIM’s CCO will work with MIM Legal to make a determination as to whether the situation presents a material conflict of interest.
The term “conflict of interest” refers to a situation in which MIM or its affiliates have a financial interest in the proxy matter, other than the obligation MIM incurs as investment adviser, which may compromise MIM’s freedom of judgment and action with respect to the voting of the proxy.
A. No Material Conflict of Interest
If MIM Legal determines that there is no material conflict of interest, MIM will present the matter to the Proxy Committee for a vote. If the Proxy Committee approves the Override, the appropriate member of MIM will instruct ISS to vote accordingly prior to the voting deadline. MIM will retain records of documents material to any such determination and the voting of any such proxy.
B. Material Conflict of Interest
If, however, MIM Legal determines that there is a material conflict of interest with respect to the relevant shareholder vote, a special meeting of the Proxy Committee will be required to override the guidelines. As part of its deliberations, the Proxy Committee will consider, as applicable, the following:
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a description of the proposed vote, together with copies of the relevant proxy statement and other solicitation material;
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data regarding client holdings in the relevant issuer;
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pertinent information related to a material conflict of interest, together with all relevant materials;
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the vote indicated by the Guidelines, together with any relevant information provided by ISS; and
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the rationale for the request for an Override, together with all relevant information.
After review, the Proxy Committee will arrive at a decision based on the guiding principle of seeking the maximization of the economic value of clients’ holdings. The Proxy Committee may vote to authorize an Override with respect to such a vote notwithstanding the presence of a material conflict of interest only if the Proxy Committee determines that such an Override would be in the best interests of clients. Whether or not the committee authorizes an Override, the Proxy Committee’s deliberations and decisions will be appropriately documented and such records will be maintained by the group responsible for keeping records of the Proxy Committee’s meetings.
4. VOTES NOT GOVERNED BY GUIDELINES
In the event that there is a matter presented for a proxy vote that is not governed by the Guidelines, the Proxy Committee will follow a process similar to that set forth in Section 3 above for overriding the Guidelines. In such a scenario, the relevant portfolio management team will make a recommendation to the Proxy Committee as to how such proxy should be voted, based on the portfolio management team’s assessment of the particular matter(s) at issue and what they believe to be in the best interest of the client, with the intent to maximize the economic value of the particular security. Unless MIM Legal determines that the situation presents a material conflict of interest, the Proxy Committee shall approve the portfolio management team’s recommendation, and a member of MIM will instruct ISS to vote in accordance with the recommendation. In the event that MIM Legal determines that there is a material conflict of interest with respect to the relevant shareholder vote, a special meeting of the Proxy Committee will be required to arrive at a voting decision, following the applicable considerations and documentation requirements set forth in the “Material Conflict of Interest” section above.

5. NO UNDUE INFLUENCE
If at any time any MIM associate is pressured or lobbied with respect to overriding the Guidelines for a particular shareholder vote, such person should provide information regarding such activity to MIM’s CCO who will notify MIM Legal and the Proxy Committee and maintain a record of this information. The Proxy Committee will consider this information in evaluating any proposed Override with respect to such a vote.
6. BOOKS AND RECORDS RETENTION
MIM (or ISS on behalf of MIM) maintains records of all proxies voted in accordance with Section 204-2 of the Advisers Act. As required and permitted by Rule 204-2(c) under the Advisers Act, the following records are maintained:
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a copy of these policies and procedures;
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proxy statements received regarding client securities are maintained by ISS;
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a record of each vote cast is maintained by ISS, and such records are accessible to MIM;
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a copy of any document created by MIM that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and
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each written client request for proxy voting records and MIM’s written response to any (written or oral) client request for such records.

Morgan Stanley Investment Management Inc.
September 2020
Morgan Stanley Investment Management
Proxy Voting Policy and Procedures
I. POLICY STATEMENT
Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies, the Equity Proxy Voting Policy and Procedures (the “Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. For purposes of this Policy, clients shall include: Morgan Stanley U.S. registered investment companies, other Morgan Stanley pooled investment vehicles, and MSIM separately managed accounts (including accounts for Employee Retirement Income Security (“ERISA”) clients and ERISA-equivalent clients). This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.
The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asia Limited, Morgan Stanley Investment Management (Japan) Co. Limited and Morgan Stanley Investment Management Private Limited, MS 522 CLO Manager LLC and MS 522 CLO CM LLC (each a “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).
Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets.
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With respect to the registered management investment companies sponsored, managed or advised by any MSIM affiliate (the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds.
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For other pooled investment vehicles (e.g., UCITS), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the relevant governing board.
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For separately managed accounts (including ERISA and ERISA-equivalent clients), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under the applicable investment advisory agreement or investment management agreement. Where a MSIM Affiliate has the authority to vote proxies on behalf of ERISA and ERISA-equivalent clients, the MSIM Affiliate must do so in accordance with its fiduciary duties under ERISA (and the Internal Revenue Code).
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In certain situations, a client or its fiduciary may reserve the authority to vote proxies for itself or an outside party or may provide a MSIM Affiliate with a statement of proxy voting policy. The MSIM Affiliate will comply with the client’s policy.
A MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.
MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In addition to voting proxies at portfolio companies, MSIM routinely engages with the management or board of companies in which we invest on a range of environmental, social and governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where we have larger positions, voting issues are material or where we believe we can make a positive impact on the governance structure. MSIM’s engagement process, through private communication with companies, allows us to understand the governance structures at investee companies and better inform our voting decisions. In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.
Retention and Oversight of Proxy Advisory Firms – Institutional Shareholder Service (ISS) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, record retention, ballot processing and voting recommendations.
To facilitate proxy voting MSIM has retained Research Providers to provide company level reports that summarize key data elements contained within an issuer's proxy statement. Although we are aware of the voting recommendations included in the Research Providers' company level reports, these recommendations are not an input into our vote nor is any potential vote prepopulated based on a Research Provider's research. MSIM votes all proxies based on its own proxy voting policies in the best interests of each client. In addition to research, MSIM retains ISS to provide vote execution, reporting, and recordkeeping services.
As part of MSIM’s ongoing oversight of the Research Providers, MSIM performs periodic due diligence on the Research Providers. Topics of the reviews include, but are not limited to, conflicts of interest, methodologies for developing their policies and vote recommendations, and resources.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.
Securities Lending - MSIM Funds or any other investment vehicle sponsored, managed or advised by a MSIM affiliate may participate in a securities lending program through a third party provider. The voting rights for shares that are out on loan are transferred to the borrower and therefore, the lender (i.e., a MSIM Fund or another investment vehicle sponsored, managed or advised by a MSIM affiliate) is not entitled to vote the lent shares at the company meeting. In general, MSIM believes the revenue received from the lending program outweighs the ability to vote and we will not recall shares for the purpose of voting. However, in cases in which MSIM believes the right to vote outweighs the revenue received, we reserve the right to recall the shares on loan on a best efforts basis.
II. GENERAL PROXY VOTING GUIDELINES
To promote consistency in voting proxies on behalf of our clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP (Morgan Stanley AIP) will follow the procedures as described in Appendix A.
We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.
We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.
We may abstain or vote against on matters for which disclosure is inadequate.
A. Routine Matters.
We generally support routine management proposals. The following are examples of routine management proposals:
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Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.
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General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.
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Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e., an uncontested corporate transaction), the adjournment request will be supported. We do not support proposals that allow companies to call a special meeting with a short (generally two weeks or less) time frame for review.
We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.
B. Board of Directors.
1.
Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:
a.
We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.
b.
We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.
i.  At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.
ii.   We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.
c.
Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.
d.
We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.
e.
We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance. Also, if the board has failed to consider diversity, including gender and ethnicity, in its board composition.
f.
We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.
g.
In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.
h.
We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.
i.
We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.
j.
We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than five public company boards (excluding investment companies), or public company CEOs that serve on more than two outside boards given level of time commitment required in their primary job.
k.
We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.
2.
Discharge of directors’ duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.
3.
Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2∕3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.
4.
Board diversity: We generally support shareholder proposals urging diversity of board membership with respect to gender, race or other factors where we believe the board has failed to take these factors into account.
5.
Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.
6.
Proxy access: We consider proposals on procedures for inclusion of shareholder nominees and to have those nominees included in the company’s proxy statement and on the company’s proxy ballot on a case-by-case basis. Considerations include ownership thresholds, holding periods, the number of directors that shareholders may nominate and any restrictions on forming a group.

7.
Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.
8.
Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.
9.
Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.
10.
 Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.
11.
 Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.
12.
 Proposals to limit directors’ liability and/or broaden indemnification of officers and directors: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.
C. Statutory auditor boards.
The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.
D. Corporate transactions and proxy fights.
We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.
E. Changes in capital structure.
1. We generally support the following:
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Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.
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U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)
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U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.
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Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

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Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.
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Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.
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Management proposals to effect stock splits.
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Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.
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Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.
2. We generally oppose the following (notwithstanding management support):
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Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.
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Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.
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Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).
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Proposals relating to changes in capitalization by 100% or more.
We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.
F. Takeover Defenses and Shareholder Rights.
1.Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.
2.Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements. Also, we oppose provisions that do not allow shareholders any right to amend the charter or bylaws.
3.Shareholders right to call a special meeting: We consider proposals to enhance a shareholder’s rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.
4.Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.
5.Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.
6.Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.
7.Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.
G. Auditors.
We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.
H. Executive and Director Remuneration.
1. We generally support the following:
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Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.
•
Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).
•
Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.
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Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.
2. We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.
3. In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) or proposals that require companies to adopt a provision requiring an executive to receive accelerated vesting of equity awards if there is a change of control and the executive is terminated. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such shareholder proposals where we consider SERPs excessive
4. Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.
5. We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.
6. We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.
7. Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.
8. Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.
I. Social and Environmental Issues.
Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular social and environmental matters. As MSIM believes that relevant social and environmental issues can influence risk and return, we consider how to vote on proposals related to social and environmental issues on a case-by-case basis by determining the relevance of social and environmental issues identified in the proposal and their likely impacts on shareholder value. In reviewing proposals on social and environmental issues, we consider a company’s current disclosures and our understanding of the company’s management of material social and environmental issues in comparison to peers. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value and we may oppose proposals that intrude excessively on management prerogatives and/or board discretion. We generally vote against proposals requesting reports or actions that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs.

Environmental Issues:
We generally support proposals that if implemented would enhance useful disclosure, such as disclosures aligned with SASB (Sustainability Accounting Standards Board) and the TCFD (Taskforce on Climate-related Financial Disclosures). We also generally support proposals that aim to meaningful reduce or mitigate a company’s impact on the global climate.
Social Issues:
We generally support proposals that if implemented would enhance useful disclosure on employee and board diversity, including gender, race, and other factors. We consider proposals on other social issues on a case by case basis but generally support proposals that seek to enhance useful disclosure on material issues such as human rights risks, supply chain management and human capital management.
J. Funds of Funds.
Certain MSIM Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee. In markets where proportional voting is not available we will not vote at the meeting, unless otherwise determined by the Proxy Review Committee. Other MSIM Funds invest in unaffiliated funds. If an unaffiliated underlying fund has a shareholder meeting and the MSIM Fund owns more than 25% of the voting shares of the underlying fund, the MSIM Fund will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the underlying fund to the extent possible.
III. ADMINISTRATION OF POLICY
The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee consists of investment professionals who represent the different investment disciplines and geographic locations of MSIM, and is chaired by the director of the Global Stewardship Team (“GST”). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.
The GST Director is responsible for identifying issues that require Committee deliberation or ratification. The GST, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The GST has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.
The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.
GST and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the GST will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.
A. Committee Procedures
The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by GST.
The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.
B. Material Conflicts of Interest
In addition to the procedures discussed above, if the GST Director determines that an issue raises a material conflict of interest, the GST Director may request a special committee (“Special Committee”) to review, and recommend a course of action with respect to, the conflict(s) in question
A potential material conflict of interest could exist in the following situations, among others:
The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.
The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).
One of Morgan Stanley’s independent directors or one of MSIM Funds’ directors also serves on the board of directors or is a nominee for election to the board of directors of a company held by a MSIM Fund or affiliate.
If the GST Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:
1.
If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.
2.
If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.
3.
If the Research Providers’ recommendations differ, the GST Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.
Any Special Committee shall be comprised of the GST Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The GST Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.
C. Proxy Voting Reporting
The GST will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the GST for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the GST will report the decisions to each applicable Board of Trustees/Directors of those Funds (the “Board) at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.
In addition, to the extent that Committee and Special Committee decisions and actions relate to a security held by other pooled investment vehicles, the GST will report the decisions to the relevant governing board of the pooled investment vehicle.
MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.
MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.
Also, MSIM maintains voting records of individual agenda items at company meetings in a searchable database on its website on a rolling 12-month basis.
In addition, ISS provides vote execution, reporting and recordkeeping services to MSIM.
IV.RECORDKEEPING
Records are retained in accordance with Morgan Stanley’s Global Information Management Policy, which establishes general Firm-wide standards and procedures regarding the retention, handling, and destruction of official books and records and other information of legal or operational significance. The Global Information Management Policy incorporates Morgan Stanley’s Master Retention Schedule, which lists various record classes and associated retention periods on a global basis.
Approved by the Board September 24-25, 2019
Appendix A
Appendix A applies to the following accounts managed by Morgan Stanley AIP GP LP (i) closed-end funds registered under the Investment Company Act of 1940, as amended; (ii) discretionary separate accounts; (iii) unregistered funds; and (iv) non-discretionary accounts offered in connection with AIP’s Custom Advisory Portfolio Solutions service. Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team the Private Equity Real Estate Fund of Funds investment team or the Portfolio Solutions team of AIP. A summary of decisions made by the applicable investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.
In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.
Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:
1.
Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and
2.
Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter

Pacific Investment Management Company LLC
Global Proxy Voting Policy Summary
Policy Statement: PIMCO adopted a written proxy voting policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Proxy Policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law. The Proxy Policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Proxy Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.
Overview: As a general matter, PIMCO will adhere to its fiduciary obligations for any proxies it has the authority to vote on behalf of its clients. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies1, PIMCO may determine not to vote a proxy in limited circumstances.
Equity Securities. 2PIMCO has retained an Industry Service Provider (“ISP”)3 to provide research and voting recommendations for proxies relating to Equity Securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP.
PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM/Analyst decides to override the ISP’s voting recommendation. In each case as described above, the Legal and Compliance department will review the proxy to determine whether an actual or potential conflict of interest exists. When the ISP does not provide a voting recommendation, the relevant PM/Analyst will make a determination regarding how, or if, the proxy will be voted by completing required documentation
Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents4 at the discretion of the issuer/custodian.
When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. In such instances, any elections would follow the standard process discussed above for Equity Securities.
When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether an actual or potential conflict of interest exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.
Resolution of potential conflicts of interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department or PIMCO’s Conflict Committee with respect to specific types of conflicts.
PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.
ISP Oversight: Consistent with its fiduciary obligations, PIMCO will perform periodic due diligence and oversight of ISP’s engaged to provide PIMCO with proxy voting research and recommendations. PIMCO’s due diligence and oversight process includes, but is not limited to, the evaluation of: the ISP’s capacity and competency to provide proxy voting research and recommendations4 and the ISP’s compliance program.
Sub-Adviser Engagement: As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain PIMCO-affiliated Funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these Funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities (which may include proxy voting) performed by the Sub-Adviser and contracted third parties.
1 Proxies generally describe corporate action consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.
2 The term “Equity Securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.
3 The ISP for Equity Securities proxy voting is Institutional Shareholder Services (“ISS”), Inc., 1177 Avenue of the Americas 2nd Floor, New York NY 10036.
4 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

Peregrine Capital Management, LLC
Philosophy
Peregrine votes proxies for the sole benefit of the clients. Our objective is to protect the financial investment of the shareholder (or participant in a qualified employee benefit plan). Therefore, we review each proposal to determine its financial implications for shareholders.
Our purchase and retention of a stock inherently project confidence that management will operate the company in a manner consistent with earning a reasonable return. For example, we support management on routine, noneconomic proposals. However, we also exercise discretion in determining how we can best protect the financial investment of the shareholder while providing support to management in the operation of the business.
Policy
•
The Board of Directors develops proxy policy and philosophy and approves proxy guidelines.
•
The Portfolio Managers vote proxies in adherence to established policies and guidelines.
•
Portfolio Managers document the rationale for their vote, either by referencing established guidelines or by a specific explanation.
•
If a Portfolio Manager votes contrary to established guidelines, they are required to receive prior approval from the CCO.
•
Portfolio Managers must vote proxies for specific securities identically across accounts unless specific client instruction is accepted.
•
Portfolio Managers should vote proxies related to common issues consistently unless circumstances are materially different. (See qualification above)
•
Our internal voting position guidelines cover four types of proposals: routine management proposals; anti-takeover proposals; shareholder proposals; and non-routine non-compensation proposals.
•
The CCO reviews votes in advance and reports quarterly to the Board.
•
Peregrine employees that becomes aware of an actual or potential proxy voting conflict of interest must communicate the issue to Compliance, who will inform the Board. Any proxy vote that presents the potential for a material conflict of interest between clients, the firm, or its employees will vote in favor of clients who are not directly or indirectly involved in the conflict. Material conflicts of interest may develop in situations such as proxy votes for companies that are clients of Peregrine and proxy votes in which a particular client attempts to influence our votes. The Board reviews proxy votes with the potential for material conflicts of interest. The Board will ensure that such votes are consistent with our responsibility to vote stock held in our accounts for the sole and exclusive benefit of the beneficiaries. Proxy votes for companies that are also clients of Peregrine must be disclosed (subject to confidentiality issues) in our client proxy reports.
•
Peregrine does not routinely recall securities on loan to vote proxies. Portfolio Managers may recall shares on loan if the vote may materially impact the potential return on the security.
•
Despite our best efforts to vote proxies promptly, there may be circumstances outside of our control that interfere with our ability to do so. Examples include late notice of the vote; lack of timely confirmation by the custodian of shares available for vote; and delays in the recall of shares on loan.
Procedures
•
Peregrine contacts the Custodian, informing them that Peregrine has been authorized to vote proxies, and forwards proxy cards to the attention of the Proxy Coordinators of Peregrine Capital Management.
•
Peregrine utilizes ISS Proxy Exchange, an online proxy voting system, for accounts we are authorized to vote. We download meeting information via the website through an automated interface (meeting date, record date, proposals, ballots received).
•
The Proxy Coordinators set up each meeting upon notification from Institutional Shareholding Services, Inc. (ISS). ISS provides a listing of the ballots received, number of shares held per client account and proxy materials. Discrepancies in shares are forwarded via the ISS service or reviewed by the Proxy Coordinator and researched with internal accounting and, if necessary, the custodian until resolved.
•
The Proxy Coordinator forwards the proxy documentation to the appropriate Portfolio Manager to vote.
Exception due to automatic voting standing instructions: The Board has approved automatic voting standing instructions for three proposals: A1, the election of directors, A2, the ratification and appointment of auditors, and A10, advisory vote on compensation/say on pay frequency. We cast a FOR vote for these three proposals unless the Portfolio Manager provides timely instructions to the contrary. Each style determines how they wish to vote the A10 issues. When a meeting includes only proposals A1, A2, and A10 the Proxy Coordinators send an e-mail to the Portfolio Manager and Compliance containing information about the meeting and its proposals. If the Portfolio Manager or Compliance do not respond to the contrary designation, the Proxy Coordinator votes the proposals according to the standing instructions.
Meeting information is available through the ISS website for nine years.

•
Records of votes, including the supporting rationale, are maintained electronically at Peregrine for seven years, except as described above.
•
We prepare and distribute reports to clients every quarter (or client's desired frequency) summarizing the proxy voting activity. Votes against management and votes that are contrary to our proxy guidelines are footnoted and explained.
Routine Management Proposals
A.Consistent with our general philosophy of supporting management, we vote in support of management on the following routine management proposals:
A1.
Election of directors and other officers of the corporation.
A2.
Appointment of auditors.
A3.
Amending the By-laws or Articles of Incorporation to conform with modern business practices, for simplification or to comply with applicable laws.
A4.
Reduce supermajority vote requirement.
A5.
Indemnification of officers, directors, employees and agents.
A6.
Increasing/decreasing the number of shares outstanding for ordinary business purposes.
A7.
Declaring stock splits and stock dividends.
A8.
Authorizing a new class or series of securities for ordinary business purposes.
A9.
Changing or fixing the number of directors.
A10. Advisory vote on compensation/say on pay frequency.
A11. Changing the date and/or location of annual meetings.
A12. Employment contracts between the company and its executives and remuneration for directors. (cash plan)
A13. Automatic dividend reinvestment plans.
A14. Changing the company name (without a re-organization).
A15. Qualified and non-qualified restricted stock option plans for employees and/or directors.
A16. Thrift and saving plans.
A17. Retirement plans, pension plans, profit sharing plans and employee stock ownership plans, creation of and amendments thereto.
Anti-takeover Proposals
B.
Although we generally support management proposals, management initiatives that limit the price appreciation potential or the marketability of a stock may not be in the best interests of the shareholders. In these cases, our responsibility to vote the proxy in the best financial interests of the shareholders overrides our general desire to support management. We vote against the following management when deemed to provide such a conflict:
B1.
Board classification without cumulative voting.
B2.
Elimination of shareholder action by written consent.
B3.
Blank check preferred stock.
B4.
Restricting removal of directors for cause only and only by a supermajority vote.
B5.
Fair-price proposals combined with supermajority rules.
B6.
Multiple anti-takeover proposals.
B7.
Poison Pill proposals, includes action that is designed to reduce the value of a company to a potential acquirer such as the right to purchase shares of the acquirer at a discount, a sale of assets of a subsidiary to a third-party in the event of an acquisition, immediate vesting of pension rights, continuation of salaries for employees with a certain number of years of tenure, etc.
B8.
Golden Parachutes, includes continuation of employee contracts with top executives, payment of a certain multiple of annual compensation, immediate vesting of incentive, stock, and merit programs, etc.
B9.
Excessive requests for additional shares (currently authorized shares plus requested shares over four times the combination of outstanding shares and shares reserved for option programs) with no specific purpose.
Shareholder Proposals

C.
Consistent with our policy of supporting management, we generally vote against shareholder proposals opposed by management. Exceptions to this guideline must be considered to be in the best financial interests of the shareholder.
Non-Routine Non-Salary Compensation Proposals
D.
Although we generally support management proposals, management initiatives that result in the transfer of equity ownership, that may prove highly dilutive to existing shareholders, or that materially reduce the shareholder's role in controlling non-salary compensation may not be in the best interests of shareholders. In these cases, our responsibility to vote the proxy in the best financial interests of the shareholders overrides our general desire to support management. We vote against the following management proposals for non-salary compensation plans when deemed to provide such a conflict:
D1.
Plans which provide for exercise prices below 85% of market value at time of grant.
D2.
Plans which result in total dilution potential of over 10% (2% per year) for companies with moderate growth prospects and over 25% (5% per year) for companies with rapid growth prospects (20% or better annual growth).
D3.
Plans that would (or delegate to the Board the authority to) reprice or replace underwater options.
D4.
Plans which give the Board the authority to establish exercise prices without preset limits.
D5.
Plans which provide for a laundry list of vehicles for grants including stock appreciation rights, restricted stock awards, and outright awards of stock and/or delegate broad authority to the Board to determine the size, nature, and conditions of the awards.
D6.
Combinations of the initiatives above.

PineBridge Investments LLC
PROXY VOTING POLICIES AND PROCEDURES
I. Introduction
Proxy voting is an important right of shareholders, such as PineBridge Clients, for which PineBridge must take reasonable care and diligence to ensure such rights are properly and timely exercised. PineBridge, as a fiduciary for its Clients, must vote proxies in each Client’s best interest.
II. Policy Statement
Proxy Procedures - As a registered investment adviser that votes (or delegates the voting of) securities held in Client portfolios, PineBridge has implemented proxy voting procedures that are reasonably designed to help ensure that a) PineBridge votes proxies in the best interest of its Clients; b) describes its proxy voting procedures to its Clients, and c) discloses to Clients how they may obtain information on how PineBridge voted their proxies. These procedures are designed to help enable PineBridge to manage material conflicts of interest. While PineBridge must disclose its votes upon request to Clients, no public disclosure is required. (Note that disclosure is required for any mutual funds advised by PineBridge, on Form N-PX.).
Record-Keeping - PineBridge must retain (i) these proxy voting policies and procedures; (ii) proxy statements received regarding Client securities; (iii) records of votes it casts on behalf of Clients; (iv) records of Client requests for proxy voting information, and; (v) any documents prepared by PineBridge that were material to making a decision how to vote, or that memorialized the basis for the decision. PineBridge may rely on proxy statements filed on EDGAR instead of keeping its own copies and rely on proxy statements and records of proxy votes cast by PineBridge that are maintained by contract with a third-party proxy voting service or other third party.
Proxies of Shares of Non-U.S. Corporations - PineBridge has implemented general voting policies with respect to non-U.S. shares owned by Clients. However, although U.S. companies must give shareholders at least 20 days’ advance notice to vote proxies, some non-U.S. companies may provide considerably shorter notice or none at all. PineBridge is not required to “rush” voting decisions in order to meet an impractical deadline, and as a result, PineBridge or PineBridge affiliates’ regional designees under certain circumstances may not vote certain proxies. In addition, certain non-U.S. regulations impose additional costs to a Portfolio that votes proxies, and PineBridge will take that into consideration when determining whether or not to vote.
In the case of a material conflict between the interests of PineBridge and those of its Clients, PineBridge will take steps to address such conflicts (which may include consulting with counsel) and will attempt to resolve all conflicts in the Client’s best interest.
III. Procedures
•
Compliance is responsible for ensuring that the PineBridge ADV includes the appropriate language summarizing PineBridge’s proxy voting procedures and for updating the summary in the ADV whenever the procedures are updated. Compliance is also responsible for consulting with Legal to ensure that PineBridge’s proxy voting policy is kept up to date and in a form appropriate for transmission to Clients.
•
If a Client or potential Client requests a copy of the Proxy Voting Policy from Client Relations or Sales, Compliance should be contacted for the most recent version, or it may be obtained from the intranet. Client Relations will send to such Client a copy of the current version of the voting procedures within 7 days and will ensure that Compliance receives a log of each Client’s request and the action taken.
•
If a Client requests access to the records of how PineBridge voted its proxies, the Client should be assured that this will be provided, and Operations should be consulted. Operations has access to these proxy voting records.
•
PineBridge has established a Stewardship Committee (the “Committee”), which is responsible for defining and monitoring PineBridge’s proxy voting strategy and process. The Committee is comprised of members of senior management, portfolio management, Compliance, Legal, Product and Operations.
•
The Committee conducts an annual review of the proxy voting guidelines for domestic and non-U.S. Portfolios. Guidelines are reviewed to ensure that the interests of PineBridge’s Clients are best served.
•
Issues not addressed in the voting guidelines are determined on a case-by-case basis with input from the Committee and portfolio managers.
•
PineBridge has engaged a third-party vendor to administer proxy voting on its behalf. The vendor receives, in a majority of cases, proxies directly from the Client’s custodian and votes them based on PineBridge’ s voting guidelines.
•
In circumstances where PineBridge receives proxies directly, these proxies must be sent to the vendor promptly. The vendor then votes them in accordance with PineBridge’s voting guidelines. The vendor maintains a listing of all votes cast on behalf of PineBridge Clients.
March 12, 2020

Ranger Investment Management, L.P.
Proxy Voting
Introduction
Rule 206(4)-6 under the Advisers Act requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its investors. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to investors upon request. Lastly, the Rule requires that the adviser disclose to investors how they may obtain information on how the adviser voted their proxies.
The Firm votes proxies for many of its investors, and therefore has adopted and implemented this Proxy Voting Policy and Procedures. Any questions about this document should be directed to the Firm’s CCO or other designated compliance officer.
The Firm views seriously its responsibility to exercise voting authority over securities which form part of its investors’ portfolios. Proxy statements increasingly contain controversial issues involving shareholder rights and corporate governance, among others, which deserve careful review and consideration.
It is the Firm’s policy to review each proxy statement on an individual basis and to base its voting decision exclusively on its judgment of what will best serve the financial interests of the beneficial owners of the security. Each proposal will be evaluated on its merits, the facts presented and with both principals and rules-based guidelines taken into consideration. Beneficial owners include members of pooled investment funds for which the Firm acts as investment manager or general partner, and investor accounts for which the Firm acts as investment manager.
The Firm may engage the services of a third-party service (“Proxy Service”) to assist it with administration of the proxy voting process. In addition to general administration assistance, the Proxy Service may also include proxy voting recommendations based upon research and guidelines published. However, the Firm’s proxy voting policies and case-by-case evaluation of each issue may result in proxy votes on certain issues that differ from Proxy Service recommendations.
A number of recurring issues can be identified with respect to the governance of a company and actions proposed by that company’s board. The Firm follows internal Proxy Voting procedures (described below) that allow the Firm to vote on these issues in a uniform manner. Proxies are generally considered by the investment team members responsible for monitoring the security being voted. That person will cast his votes in accordance with this Proxy Voting Policy and procedures. Any non-routine matters are referred to the Portfolio Manager.
The Firm, in exercising its voting powers, also has regard to the statutes and rules applicable to registered investment advisors. The manner in which votes are cast by the Firm is reported to investors by delivery of this Proxy Voting Policy. In addition, the Firm will provide, upon request, a list of how each proxy was voted for an investor.
Key Proxy Voting Issues:
•
Election of Directors and Appointment of Accountants – The Firm will vote for management’s proposed directors in uncontested elections. For contested elections, the Firm votes for candidates it believes best serve shareholders’ interests. The Firm votes to ratify management’s appointment of independent auditors.
•
Increase Authorized Capital – The Firm votes for these proposals in the absence of unusual circumstances. There are many business reasons for companies to increase their authorized capital. The additional shares often are intended to be used for general corporate purposes, to raise new investment capital for acquisitions, stock splits, recapitalizations or debt restructurings.
•
Preference Shares – The Firm will carefully review proposals to authorize new issues of preference shares or increase the shares authorized for existing issues. The Firm recognizes that new issues of authorized preference shares can provide flexibility to corporate issuers as the shares can be issued quickly without further shareholder approval in connection with financings or acquisitions. Therefore, generally the Firm will not oppose proposals to authorize the issuance of preferred shares. The Firm will, however, scrutinize any such proposals which give the Board the authority to assign disproportionate voting rights at the time the shares are issued.
•
Dual Capitalization, Other Preferential Voting Rights – The Firm will generally vote against proposals to divide share capital into two or more classes or to otherwise create classes of shares with unequal voting and dividend rights. The Firm is concerned that the effect of these proposals, over time, is to consolidate voting power in the hands of relatively few insiders, disproportionate to their percentage ownership of the company’s share capital as a whole. This concentration of voting power can effectively block any takeover which management opposes and dilute accountability to shareholders.
•
Merger/Acquisition – All proposals are reviewed on a case by case basis by taking the following into consideration:
•
whether the proposed acquisition price represents fair value;
•
whether shareholders could realize greater value through other means; and
•
whether all shareholders receive equal/fair treatment under the merger acquisition terms.
•
Restructuring/Recapitalization – All proposals are reviewed on a case by case basis taking the following into consideration:

•
whether the proposed restructuring/recapitalization is the best means of enhancing shareholder value; and
•
whether the company’s longer-term prospects will be positively affected by the proposal.
•
Provide Director Indemnification – The Firm will vote for proposals to provide corporate indemnification for directors if consistent with all relevant laws. Corporations face great obstacles in attracting and retaining capable directors. The Firm believes such proposals will contribute to corporations’ ability to attract qualified individuals and will enhance the stability of corporate management.
•
Share Option Plans – The Firm will generally vote against proposals which authorize:
•
more than 10% of the company’s outstanding shares to be reserved for the award of share options; or
•
the award of share options to Employees and/or non-Employees of the company (for instance, outside directors and consultants) if the exercise price is less than the share’s fair market value at the date of the grant of the options and does not carry relevant performance hurdles for exercise; or
•
the exchange of outstanding options for new ones at lower exercise prices.
Shareholder Proposals – Corporate Governance Issues:
•
Majority Independent Board – The Firm will generally vote for proposals calling for a majority outside board. The Firm believes that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.
•
Executive Compensation – The Firm will generally vote against proposals to restrict Employee compensation. The Firm feels that the specific amounts and types of Employee compensation are within the ordinary business responsibilities of the Board of Directors and company management; provided, however, that share option plans meet our guidelines for such plans as set forth herein. On a case-by-case basis, the Firm will vote for proposals requesting more detailed disclosure of Employee compensation, especially if the company does not have a majority outside board.
Potential Conflicts of Interest:
In connection with any security which is the subject of a proxy vote, the Firm will determine whether any conflict of interest exists between the Firm or its Affiliates, on the one hand, and the beneficial owners of the securities, on the other hand. If a conflict of interest is identified, the Firm’s portfolio managers, Chief Compliance Officer, and internal or external legal counsel will consult with each other relating to the best method to resolve any actual or apparent conflict between the interest of the Firm and its Clients, in a manner that seeks to vote the best interest of the Client without regard to the conflict. As such, the Firm will determine whether it is appropriate to disclose the conflict to the affected Clients, to give the Clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with the voting guidelines set forth by the Proxy Service or receiving another independent third-party recommendation. The Firm will maintain a record of the voting resolution of any conflict of interest.
Recordkeeping and Reports:
In order to comply with all applicable recordkeeping and reporting requirements, the Firm will do the following:
1.
The Firm will keep a copy of this Proxy Voting Policy and provide the same to investors upon request.
2.
The Firm will retain copies of the proxy statements and a record of each vote cast by the Firm on behalf of an investor for periods prior to October 2008. For the periods thereafter, the Firm has authorized the Proxy Service to make and retain, on the Firm’s behalf, copies of proxy statements and records of the votes cast. The Firm may also rely on obtaining a copy of a proxy statement from the Commission's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.
3.
The Firm will retain a copy of any document created by the Firm that was material to making a decision how to vote proxies on behalf of an investor or that memorializes the basis for that decision.

Rockefeller & Co. LLC
Proxy Voting Policy Summary
Proxy Voting and Corporate Governance
Rockefeller Asset Management (“RAM”) considers proxy voting a fiduciary duty to protect and enhance the long-term interests of our clients. RAM seeks to assure that proxies are regarded as assets of portfolios subject to the same fiduciary standards as other client assets. In essence, this means that proxies will be voted in an informed and timely fashion on behalf of their “owners,” our clients.
Corporate governance, which includes proxy voting, is an integral part of RAM’s effort to manage and enhance the long-term value of our clients’ assets. We seek to make a positive contribution to good corporate governance and consider internationally recognized corporate governance best practices in our voting decisions. We take an active interest in the companies we invest in, and one of the ways we seek to achieve this is through proxy voting. RAM considers proxy voting to be a key element of our stewardship responsibility.
The proxy statement is a vital document from companies because it is the only formal basis for a dialogue between the board and shareholders. Most proxies address questions of corporate governance, as well as consider social and environmental issues at the request of shareholders. We recognize that the interests of shareholders are not always identical to those of management but that an effective proxy system serves as a signal to a board and management that they have engaged shareholders who expect accountability. We believe that active engagement with portfolio companies leads to greater transparency and is an important element of our stewardship process.
General
RAM has implemented these policies and procedures to ensure that proxies are voted in the best interest of our clients in fulfillment of RAM’s fiduciary duties and in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).
RAM is a signatory of the Principles for Responsible Investment (“PRI”), a global network of investors with the aspirational goal to incorporate environmental, social and governance (“ESG”) issues that may have a material business impact into their investment analysis and decision-making process. RAM integrated PRI/ESG into its overall proxy voting process beginning with Proxy Season 2013 in an effort to align our proxy voting policies and processes with the PRI as much as reasonably possible.
RAM has engaged Institutional Shareholder Services Inc. (“ISS”), an organization unaffiliated with RAM, to assist with proxy voting. In addition to the execution of proxy votes in accordance with RAM’s guidelines and record-keeping services, ISS also provides RAM with corporate governance information, due diligence related to making informed proxy voting decisions and vote recommendations. RAM also obtains research on social issues impacting certain issuers of public securities from a range of additional service providers including MSCI Inc. Research and shareholder engagement underpin our decision-making process. RAM retains final authority and responsibility for proxy voting.
A client may, at any time, retain the right to vote proxies or take action relating to securities held in the client’s account, provided the client advises RAM of such decision in advance of any proxy vote(s). If a client retains proxy voting authority, RAM will instruct the appropriate custodian banks to forward proxy material directly to the client and RAM shall have no further responsibility. In certain cases, however, RAM may provide administrative services to clients who have retained proxy voting authority but desire that RAM assist with the technical aspects of processing related paperwork and executing the client’s voting decision.
Upon reasonable notice, RAM will also adhere to any specific client directions and/or guidelines with respect to proxy voting, even if such directions or guidelines conflict with RAM’s proxy voting guidelines.
Upon request, RAM will promptly provide clients with a copy of these policies and procedures, as well as information on how RAM voted proxies of securities held in their accounts.
Proxy Voting Committee and Personnel
Senior representatives from a variety of functional areas, such as the Investment, Institutional Sales, and Legal Departments, serve as members of the Proxy Voting & Shareholder Engagement Committee (the “Committee”).
The Committee is charged with the responsibility for administering these policies and procedures, and meets periodically and as necessary to: (1) oversee the proxy voting process and the implementation of these policies and procedures; (2) consider matters of a non-routine or unusual nature, including any material conflict of interest presented in connection with a pending vote; (3) assure that the wishes of clients who have provided voting guidelines to RAM have been followed; (4) review and periodically update RAM voting guidelines; (5) arrange for the necessary voting and other records to be maintained in accordance with applicable regulatory requirements; and (6) review the services of any third party engaged by RAM to assist with proxy voting.
The Committee has designated a Voting Delegate and one or more Proxy Administrators who are responsible for the day-to-day administration of these policies and procedures, and who report periodically to the Committee on these matters.
Proxy Voting Guidelines
RAM has developed voting principles and guidelines that govern voting proxies in a prudent and diligent manner (see Exhibit A). We believe that non-financial issues such as ESG practices can have a significant economic impact on the value of a company, and we evaluate these factors when voting. RAM also believes that good citizenship is good business and that encouraging companies to improve their environmental and social responsiveness can lead to improved financial performance.

We do not automatically vote for or against any class of resolutions, but rather follow a list of preferences.
Each case is reviewed individually and when it makes sense to deviate from these guidelines, we would do so only after due research and discussion with the company. We recognize that there are often circumstances that even well thought out guidelines fail to contemplate. Exceptions to these guidelines can be made after due research and discussion with the company has led analysts and/or portfolio managers to conclude that a change in voting is warranted and in the best interest of the shareholders.
On governance issues, we tend to favor resolutions that increase disclosure and reporting and that enhance the transparency of decision-making without placing an undue burden on the company or requiring the disclosure of proprietary or competitive information. In addition, our guidelines favor proposals that:
•
Preserve and enhance the rights of minority shareholders
•
Increase the board’s skill base
•
Increase the accountability of both the board and management
With respect to environmental and social factors, RAM believes that companies should be able to demonstrate that they have appropriate policies and systems in place and that they encompass relevant sustainability risks and opportunities. Our voting guidelines seek to encourage progress and leadership from companies in areas such as:
•
Production of products and services in a manner that is aligned with the sustainable development of the world’s economy
•
Human capital management policies and practices
•
Environmental practices and risk mitigation
The Proxy Voting Guidelines are based on three underlying principles, which we believe are fundamental to financial viability and long-term sustainability:
•
The primacy of shareholders and the recognition of the standing of other stakeholders
•
The independence of the Board of Directors and its duty to represent the shareholders, including minority shareholders
•
A commitment to promoting a culture of transparency and accountability throughout the company for sound corporate decision-making
The guidelines address a broad range of issues reflecting our general views and are meant to be used in evaluating individual proxy proposals and to serve as a framework for exercising voting rights. They are not intended to provide a guide as to how RAM will vote in every instance. Rather, these guidelines share our view about corporate governance issues generally and provide insight into how we typically approach issues that commonly arise on corporate ballots. They are applied with policy discretion, taking into consideration the issues and facts specific to the company and the individual ballot item. They are not meant as a comprehensive guide for assessing a corporation or an industry.
Proxy Voting Limitations
RAM will not vote proxies in countries that engage in “share blocking” — the practice of prohibiting investors who have exercised voting rights from disposing of their shares for a defined period of time. RAM will also not vote in cases where a proxy is received after the requisite voting date or with respect to specific proposals that are incoherent or that would entail extensive and uneconomic investigation or research.
Conflicts of Interest
We actively seek to identify, mitigate, and monitor potential conflicts of interest that may emerge in relationship with our proxy voting activities, and have adopted policies and procedures to address potential conflicts which may arise in connection with providing investment advisory services to clients.
Conflicts of interest may arise from the varying types of financial services and products offered by Rockefeller Capital Management and its affiliates (“RCM”) and the types of clients that we serve. For example, Rockefeller Financial LLC and other RAM affiliates may provide strategic advisory services to both public and private companies and other types of clients including with respect to acquisitions, divestitures and capital raising activities. We and our affiliates may also provide investment advisory and other services to directors, officers and other persons who have material relationships with public and private companies or who own shares of public and private companies. We or our affiliates may also have relationships with pension plans and other investors who sponsor proposals or participate in engagement activities. In addition, certain directors, officers and employees of RAM and its affiliates may also serve as directors and/or officers of public and private companies or have a material relationship with or own shares in such companies.
RAM’s policy is that proxy voting activities must seek to further the long-term interests of our clients and not the interests of RAM, its affiliates or their respective directors, officers, and employees. RAM’s Voting Delegate, in consultation with RAM’s portfolio management team, is responsible for conducting proxy voting activity in accordance with this Policy. The Voting Delegate and RAM portfolio management team members are required to disclose to the Committee any potential material conflicts of interest that may arise in connection with performing engagement activities on behalf of clients, including any attempt by persons seeking to influence any engagement activity. Material conflict issues which are identified will be referred for resolution to the Committee, which will consult with RAM’s Conflicts

Committee as appropriate. Committee members are required to consider if they have a conflict of interest in any proxy voting matter that is referred to the Committee and must disclose such conflict to the Committee and potentially recuse themselves from matters relating to the conflict. In the event a material conflict of interest is identified, the Committee will generally direct the Voting Delegate to vote the proxy based upon the recommendation of ISS. If the Committee determines to resolve the conflict in a different manner, the approach will be documented.
Exhibit A
VOTING PRINCIPLES & GUIDELINES
Principle 1 – The Rights and Responsibilities of Shareholders
RAM recognizes that shareholders, as owners of the enterprise in which they are invested, have certain fundamental rights and responsibilities that derive from their ownership interest. As stewards of our clients’ capital, in deciding whether to support or oppose a proxy proposal, we seek to assure that the proposal is consistent with the following guidelines:
•
Effective voting rights are central to the rights of ownership; all shareowners must be treated equitably and upon the principle of one share/one vote
Basic shareholder rights must be scrupulously maintained, including:
•
The right to participate in decisions “concerning” fundamental corporate changes affecting the company’s governing documents
•
The authorization of new shares and the sale of the company
•
Protection against excessive dilution, the election of directors and the ratification of the appointment of auditors
•
The right to elect, remove and nominate directors
•
Company accountability with appropriate checks and balances; effective enterprise risk management systems covering all significant issues, including corporate responsibility issues
In line with these principles, we will use the following guidelines to vote proxy resolutions. We will generally vote in favor of the following proxy resolutions:
•
Majority Vote Standard: We believe directors should be elected based on a majority of votes cast; majority voting provisions will likely lead to greater director accountability
•
CEO and Management Succession Planning: We believe boards should be actively engaged in CEO and senior management succession planning consistent with the company’s strategic direction
•
Shareholder Right to Call a Special Meeting and Act by Written Consent: Shareholders should be able to call special meetings between annual meetings or act by written consent
•
Proxy Access: RAM believes proxy access is a fundamental right which should afford long-term shareholders owning in aggregate at least 3 percent of a company’s voting stock the ability to nominate up to 25 percent of the board
We will generally oppose proposals that:
•
Restrict or prohibit the right of shareholders to call a special meeting
•
Restrict or prohibit the right of shareholders to take action by written consent
•
Reprice underwater options unless there are valid reasons that the repricing will benefit all shareholders
•
Adopt anti-takeover provisions, including the issuance of new shares, shareholder rights plans (poison pills), and golden parachutes. We will generally withhold votes on all members of the board if new shares are issued, or if a poison pill or golden parachute was implemented or extended without shareholder approval. The link between the financial interests of shareholders and their right to consider and accept buyout offers is significant, and therefore it is important that shareholders be allowed to weigh in and vote on whether or not they support a rights plan
In general, we will oppose proposals that limit shareholder rights:
•
We will generally oppose supermajority-voting requirements that limit the rights of minority investors
•
We will generally oppose cumulative voting for companies that have not adopted a true majority voting standard but have adopted some form of majority voting
•
We will generally oppose dual classes of stock which skew voting rights such that one share does not equal one vote. Directors should represent all shareholders equally and voting power should be held in direct proportion to a shareholder’s economic interest in the company
•
Bundled Proposals: Shareowners should be allowed to vote on unrelated issues separately. Individual voting issues should not be bundled with proposals that impede the rights of shareholders

Principle 2 – Accountability and Transparency
Integrity of Financial Reports
A strong disclosure policy has important benefits for shareholders and is crucial to their ability to vote intelligently. Such a policy influences corporate policy in positive ways and helps to maintain the confidence of capital markets. The basic principle of strong disclosure is an effort to assure that all constituencies of the corporation have timely and accurate information to make informed decisions. We do not support resolutions calling for more disclosure than is necessary or for the disclosure of information that would materially and adversely affect the company’s competitive position.
All public statements of the corporation should be in non-technical language appropriate to their audiences and should be free of obfuscation. This is especially important with respect to financial statements, including their footnotes. Companies should disclose all material risk factors and the steps taken to manage those risks. Risk factors include those arising from the environmental, social and governance impacts of the company’s activities.
Accountability and transparency are key. Directors must be accountable to their shareholders and should be accessible for shareholder inquiries. Companies must disclose operational, financial and governance information in a timely, complete, and comprehensible manner, and in accordance with applicable regulatory requirements. We expect companies to report on potential material environmental and social risks and opportunities which may impact long-term performance.
We believe it is the duty of management to take steps to ensure the objectivity and accuracy of financial reports. To this end, we expect management to proactively identify threats to auditor independence, put in place safeguards to preserve this independence and evaluate their effectiveness over time. We recommend that management consider the periodic rotation of auditors, which we recognize as a best practice, with the goal of protecting the integrity of financial reporting. We believe management is usually best placed to select the best auditor for the company.
In line with these principles, we will generally vote in favor of the following proxy proposals that:
•
Limit consulting by auditors to a maximum of 25% of total audit fees
•
Ensure the integrity of the corporation’s accounting and financial reporting systems, including the independent audit, and that appropriate systems of control are in place, in particular, systems for monitoring risk, financial control and compliance with the law
Principle 3 – Boards and Directors
Every company should be headed by an effective board which provides the foundation for a well governed company whose board should reflect a good balance of skills, diversity, expertise, independence, and knowledge to capably manage their fiduciary responsibilities effectively. The composition and effectiveness of the board is a crucial element in determining long-term corporate performance. In building an effective board, a company should seek candidates from the most diverse pool of relevant talent.
Composition:
•
There should be clear definitions of the role of the board, its committees and senior management to ensure that the responsibilities of each are well understood and delineated
•
The roles of Chairman and Chief Executive Officer (CEO) should be separate to ensure there is a clear division of responsibilities at the head of a company and to potentially mitigate the risk of a concentration of decision-making powers in the hands of a single individual
•
Absent separate Chairman and CEO positions, a company should have an independent lead director elected by and from the independent board members with clearly delineated and comprehensive duties
•
Directors should stand for re-election on an annual basis
•
The board should have formal procedures to assure that neither any of its members nor any officer of the corporation has a conflict of interest or engages in undisclosed related-party transactions
Responsibilities of the Board of Directors:
Among the most important missions of the board is ensuring that shareholder value is both enhanced through corporate performance and protected through adequate internal financial controls. There should be a clear division of responsibilities at the head of the company between the running of the board and the executive responsibility for the running of the company’s business. No one individual should have unfettered powers of decision. The following are key responsibilities of the board:
•
Providing oversight of the company; guiding corporate strategy, risk management and policy, annual budgets and business plans, the setting of performance objectives, monitoring corporate performance, overseeing major capital allocation, capital expenditures, acquisitions, and divestitures
•
Establishing appropriate executive compensation structures
•
Monitoring the effectiveness of the governance practices and ensuring risk mitigation is in place

•
Disclosing and communicating board oversight role and responsibilities to shareholders. In line with these principles, we will use the following guidelines to vote proxy resolutions
We will generally vote in favor of the following proxy resolutions:
•
Separate CEO and Chairman positions
•
Annual election of board of directors
•
Proposals related to declassifying or staggered boards; all directors should stand for election every year
•
Independent audit, compensation, nominating and governance committees
•
Authorization of increases in common shares provided the amount requested is necessary for sound business practice and is reasonable given the company’s industry and performance history
•
Mandatory share ownership – executives and directors should be required to own a minimum level of equity ownership in the companies on whose board they sit
•
We will support resolutions asking directors to continue the process of in- person annual meetings. Under normal circumstances, “Virtual” annual meetings should not replace face-to-face annual meetings
We will generally these proxy resolutions on a case-by-case basis:
•
Proposals that request executives to retain a significant portion of shares either until retirement or for a specified period after retirement, if not overly prescriptive
•
Proposals that request the creation of a board committee dedicated to long-term sustainability risk management
We may withhold or vote against directors under the following circumstances:
•
A director who failed to attend a minimum of 75% of board and applicable committee meetings unless the poor attendance was justifiable and unusual, and unlikely to be repeated in the future
•
A director who sits on four or more public company boards; or serves as CEO of any public company and also sits on more than one other public company board in addition to their own board
•
A director who has ignored shareholder concerns or failed to act upon a shareholder proposal which received majority shareholder support at the last annual or special meeting
•
A director who is also the Chief Financial Officer (CFO). Given the critical importance of financial disclosure and reporting, the CFO should report to the board and not be a member of it
•
Compensation chair (or entire committee) when the Say-on-Pay proposal has received over 30% shareholder votes against the proposal and the company has not responded to the shareholder concerns over pay
•
We will consider withholding or voting against any director(s) based on issues that our proxy advisor brings to our attention and recommends us to withhold or vote against as a result thereof. The issues may include directors that have served on what is considered a “failed” board, conflicts of interest, or other issues
•
We may vote against or withhold from individual directors, members of a committee, or the entire board, which has failed to exercise stewardship including material failure of governance, risk oversight, or fiduciary responsibilities at the company; failure to replace management as appropriate; or egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders
•
We may vote against directors if we believe a company is not taking steps to appropriately monitor ESG factors
•
We may vote against all directors eligible for re-election at companies that lack diversity on their boards
Principle 4 – Board Committees
Companies should have audit, nominating and governance, and compensation committees composed of at least three directors to oversee key oversight functions.
Nominating and Governance Committee
The Nominating and Governance Committee is responsible and accountable for assessing the skills and competencies of directors to ensure the board has a diverse range of expertise as well as formulating a process for the selection, appointment, and re-appointment of directors to the board. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote.

The Nominating and Governance Committee should report annually on its activities, in particular providing a detailed discussion of its process for identifying and appointing executive and non-executive directors and the processes it employs to ensure that members reflect an appropriate diversity of perspectives, experiences and cultural backgrounds. The report should also include results of the board evaluation process.
We will generally vote in favor of Nominating and Governance Committee members, but would vote against certain members under the following circumstances:
•
All members of the governance committee during whose tenure the board failed to implement a shareholder proposal with substantial impact on shareholder rights, where the proposal received a majority vote to allow the board to implement that proposal
•
The governance committee chair if the CEO holds the position of the Chairman as well
•
The governance committee chair if there are no women on the board or board slate
In line with these principles, we will also generally vote against the following proxy resolutions:
•
Bundled proposals by U.S. companies
Audit Committee
The Audit Committee monitors and oversees the process and procedures that management and auditors perform. Additionally, the audit committee monitors and approves related party transactions, and should ensure that any such transactions do not disadvantage minority shareholders. The audit committee report should include a narrative description of any related-party transactions, with reference to how these might impact the interests of minority shareholders.
The Committee should comment on the process for ensuring independence of the auditors and for evaluating the impact of non-audit work.
Shareholders should be given the right to approve the ratification of auditors annually.
We will generally vote in favor of audit committee members, but would vote against certain members under the following circumstances:
•
All audit committee members if there is a lack of adequate controls in place, there is a resulting restatement of financial statements, and disclosures indicate there is lack of documentation with regard to option grants
•
The audit committee chair, if the committee has less than three members and/or no member has appropriate financial expertise
•
Members of an audit committee who are up for election and who served on the committee at the time of the audit, if non-audit fees are excessive (generally over 25% or more of audit fees)
•
The audit committee chair if the committee failed to put auditor ratification on the ballot for shareholder approval
•
All members of the audit committee if the company has aggressive accounting policies or poor disclosure/lack of transparency in its financial statements
Compensation Committee
A standing compensation committee of the board must be responsible for the compensation policy of the corporation. Such policies should be written to protect shareholders from the conflict of interest inherent in the practice of managers and directors using shareholder money to compensate themselves. Shareholders should not be diluted without their approval. All plans that grant options or award stock to officers and directors must be approved by shareholders. In general, shareholder approval should be sought also for plans that grant options to non-officers and directors.
Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the metrics used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the compensation consultant, the compensation committee should only engage a compensation consultant that is not also providing any other services to the company or management.
Compensation practices should allow a company to attract, motivate and retain proven talent. Good pay practices should align management’s interests with the creation of long-term shareholder value. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives. External benchmarks should be disclosed and transparent, such as total shareholder return (“TSR”) compared to a well-selected sector index, peer group or other performance hurdle. The rationale for the selection of a specific index or peer group should be disclosed as well.
Finally, compensation committees are responsible for reviewing and setting compensation so that compensation is not viewed as “excessive” and certain practical criteria are met aligning the interests of management with those of the corporation and shareholders.
Say on Pay
Say on Pay enhances transparency in setting executive pay, improves accountability to shareholders, and provides a more effective link between pay and performance. Compensation practices should allow a company to attract and retain proven talent. Although Say on Pay proposals are non-binding, a high level of “against” or “abstain” votes indicate substantial shareholder concern about a company’s compensation policies and procedures and should elicit board response. In the absence of any evidence that the board is engaging shareholders on the issue and responding accordingly, we will hold compensation committee members accountable for a failure to respond and we may withhold votes from members of the compensation committee for their unresponsiveness to shareholders in subsequent years.
We generally vote on a case-by-case basis on Say on Pay and for annual frequency of the Say on Pay vote.
We will generally vote in favor of compensation committee members, but would vote against certain members under the following circumstances:
•
Compensation chair (or entire committee) if we observe a lack of board response to investor concerns and against votes to reject executive compensation proposals in excess of 30%
•
All members of the compensation committee if the company entered into excessive employment agreements or severance agreements during their tenure
•
All members of the compensation committee if option exercise prices were backdated in the last fiscal year
•
All members of the compensation committee if egregious compensation practices are identified
•
All members of the compensation committee if we observe an overreliance on discretion or extraordinary pay decisions to reward executives without evidence of alignment with shareholder interests
In line with these principles, we will generally vote in favor of proxy resolutions that:
•
Adopt a policy that some portion of future stock option grants to senior executives be performance-based
•
Expense option value at the time of grant
In line with these principles, we will generally vote in favor of proxy resolutions that:
•
Require that all board members have and maintain a material investment in the common stock of the company
•
Require that directors be compensated for their efforts through a combination of cash and stock, with the latter being the predominant element
•
Request approval of Employee Stock Ownership Plans (ESOPs). ESOPs may promote active employee ownership, attract, and retain higher quality employees, create more employee wealth, and help to achieve sustained superior performance
In line with these principles, we will generally vote against equity compensation plans that:
•
Do not provide clawback provisions
We will generally vote against Say on Pay and the following proxy resolutions:
•
Where specific policies fail to link compensation with performance
•
Where compensation is excessive
•
Where disclosure is inadequate
•
Where the compensation program had excessive discretion without an objective, formula-based methodology being used
•
Where there was no valid rationale for significant changes to performance targets or metrics
•
Executive compensation for CEO, executives, and management if the compensation does not reflect the economic and social circumstances of company (i.e., during times of financial strains, layoffs, downsizing, or underperformance)
•
Stock option plans that in total offer greater than 10% of shares outstanding because of voting and earnings dilution unless the company is growing rapidly
•
Options repricing without prior shareholder approval
•
Stock option plans where option exercise prices are below the marketplace on the day of the grant
•
ESOPs whose purpose is to prevent a corporate takeover
•
Egregious Special Executive Retirement Plans (SERPs) payouts
Reasons to vote against a Say on Pay resolution could include the following:
•
Lack of board responsiveness to shareholder requests for engagement on compensation, risk management and capital allocation issues (for example, we would withhold from compensation committee members for the board’s failure to respond to majority-supported shareholder proposals on executive compensation issues)
•
Lack of board responsiveness if company’s Say on Pay shareholder vote was 20% or more in opposition of the Say on Pay resolution in the previous year

Principle 5 – Environmental, Social and Governance (ESG) Factors
RAM recognizes that ESG factors provide shareholders with an additional lens into the leadership, quality, strategic focus, and operational standards of practice of a company. Such factors may also affect a company’s share price and reputation as well as identify potential investment risks and opportunities. We believe that well-managed companies are responsive to ESG impacts and take appropriate steps to manage and disclose policies, and performance with respect to these issues. RAM seeks to balance ESG issues with economic implications within the broader context of stewardship.
Companies should be able to demonstrate that they have appropriate ESG policies and systems in place and that they encompass relevant sustainability risks and opportunities.
To that end, we believe companies should adopt progressive practices toward the elimination of human rights violations in all countries or environments in which the company operates including: policies to prevent workplace discrimination and harassment of any kind including sexual harassment, and/or violence based on race, color, religion, national origin, age, disability, sexual orientation, gender identity, marital status, or any other status protected by laws or regulations in areas of a company’s operations. Through communications with companies and voting proxies, we will generally favor initiatives that seek to increase accountability and transparency or to prevent abuse.
Environmental and social proposals are primarily initiated by shareholders and typically request that a company enhance its disclosure or amend certain business practices. When evaluating shareholder proposals, we consider whether the proposal itself is well-framed and compare companies relative to their peers (leaders, laggards) as well as the potential cost of implementation. We review and vote ESG proposals on a case-by-case basis and assess whether adoption of the proposal is likely to enhance or protect long- term shareholder value.
We will generally vote in favor of the following shareholder proposals:
•
Requests for increased disclosures of a company’s policies, initiatives and oversight mechanisms related to environmental practices (if not onerous to produce or cost prohibitive)
•
Requests for a report on how a company is measuring, mitigating, and disclosing greenhouse gas (GHG) emissions / methane emissions from their operations and products, as well as their progress towards reducing such emissions
•
Requests for disclosure on climate change risk and opportunities as well as long-term strategy and mitigation (if not onerous to produce or cost prohibitive)
•
Requests for board oversight and responsibility of environmental policies and practices
•
Request for a report on risks of water scarcity and/or water pollution (usually embedded in a general sustainability report)
•
Requests for energy efficiency efforts/renewables programs
•
Requests for a company’s sustainability report
•
Requests to nominate an environmental or risk expert to the board
•
Requests for a feasibility report on a company’s drilling, mining, or logging activities in environmentally sensitive areas
We will generally vote on a case-by-case basis on resolutions that:
•
Request company disclosure on human capital management including training and development initiatives; employee engagement, workplace harassment practices, and health and safety management
•
Request management to provide a report on race and/or gender pay equity
•
Request a report on commitment and progress to inclusive boards
•
Request to link executive compensation to sustainability metrics
•
Request a board to establish a particular committee, such as a sustainability committee or human rights committee
•
Request a company to adopt anti-discrimination policies with respect to gender and sexual orientation
•
Request an adoption/report on company or company supplier labor and/or human rights standards and policies, or on the impact of its operations on society
•
Request a report on a company’s environmental and social (community and human rights) impact on indigenous communities
•
Request a report using Global Reporting Initiative (GRI) Sustainability Guidelines and Integrated Reporting using principles and KPIs developed by the Sustainability Accounting Standards Board (“SASB”) and/or the International Integrated Reporting Council (“IIRC”)
•
Request that certain mainstream retail companies stop selling handgun and related ammunition
We will generally vote against resolutions that:
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Are contrary to transparency and accountability
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Are overly prescriptive or that should be left to board discretion

•
Are overly burdensome and could harm the long-term interests of the company or place the company at a competitive disadvantage
Political Contributions and Lobbying Activities
We believe that robust board oversight should guide corporate political contributions and expenditures to help ensure shareholder assets are protected. Corporations can legally donate to state and local candidates, and state-level political committees through employees’ Political Action Committees (PACs). They can also frequently use trade associations for political lobbying purposes. Trade associations are not required to report the funds they receive for or spend on political activity as a means for corporate political action.
It is important that a company’s position regarding political contributions is understood, monitored, transparent and regularly reviewed. Improved disclosure would benefit shareholders by allowing them to weigh the benefits and risks of political donations. The number of shareholder proposals requesting more transparency has been steadily increasing as investors realize there are reputational risks, in addition to economic risks, associated with the companies’ political involvement.
We will generally vote on a case-by-case basis on proposals requesting information on a company’s lobbying activities, policies, or procedures considering:
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Board oversight of all political contributions/spending
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The disclosure of a company’s political contributions and trade association spending
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Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities
We will generally vote against resolutions that:
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Are overly burdensome and could harm the long-term interests of the company or place the company at a competitive disadvantage
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Are overly prescriptive and seek to bar a company from making any political contributions. Businesses are impacted by legislation at the federal, state, and local level and barring political contributions can put a company at a competitive disadvantage

Rothschild & Co Asset Management US Inc.
Proxy Voting Policies and Procedures
January 2021
Statement of Policy
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Firm generally retains proxy-voting authority with respect to securities purchased for its clients, unless otherwise agreed upon with the particular client. When the Firm retains the proxy voting authority, the Firm has a fiduciary duty to vote proxies in the best interest of its clients and in accordance with these policies and procedures (this “Proxy Voting Policy”).
In order to administer this Proxy Voting Policy the Firm has created a Corporate Governance Committee comprised of senior personnel of the Firm, including portfolio management and Compliance departments.
Risks
In developing these policies and procedures, the Firm considered numerous risks associated with the proxy voting process. This analysis includes risks such as:
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The Firm’s proxy voting policies and procedures are not reasonably designed to ensure that proxies are voted in the best interests of the Firm’s clients;
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Proxies are not identified and processed in a timely manner;
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Proxies are not voted in clients’ best interests;
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Conflicts of interest between the Firm and a client are not identified or resolved appropriately;
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The Firm does not conduct an investigation reasonably designed to ensure that its voting determinations are not based on materially inaccurate or incomplete information;
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Third-party proxy voting services retained by the Firm do not vote proxies according to the Firm’s instructions and in clients’ best interests;
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The Firm does not conduct appropriate evaluation and oversight of the third-party proxy voting services retained by the Firm;
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Proxy voting records, client requests for proxy voting information, and the Firm’s responses to such requests, are not properly maintained;
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The Firm lacks policies regarding clients’ participation in class actions.
The Firm has established policies and procedures to mitigate these risks.
Use of Third-Party Proxy Voting Service
While the voting of proxies remains a fiduciary duty of the Firm, the Firm may contract with service providers to perform certain functions with respect to proxy voting, subject to the oversight by the Firm, as described in these procedures.
The Firm has entered into an agreement with Institutional Shareholder Services, Inc. (“ISS”) to provide the Firm with its analysis on proxies and to facilitate the electronic voting of proxies. The Firm has instructed ISS to execute all proxies in accordance with the applicable ISS guidelines, except with respect to Special Voting Issues (as defined below) or unless otherwise instructed by the Firm with respect to a particular vote. The Compliance Department manages the Firm’s relationship with ISS.
Proxies relating to securities held in client accounts will be sent directly to ISS. If a proxy is received by the Firm and not sent directly to ISS, the Firm will promptly forward the proxy to ISS. Having ISS complete the actual voting of all proxies provides a central source for the Firm’s proxy voting records.
Proxy Voting Guidelines
ISS’ Standard Guidelines and U.S. Taft-Hartley Guidelines. Except as described below, the Firm will vote proxies for its clients, including the commingled funds managed by the Firm, through the use of ISS’ services in accordance with applicable ISS guidelines. When voting in accordance with ISS guidelines, the Firm will generally apply the ISS’ Standard Guidelines. Certain of the Firm’s Taft- Hartley clients, however, instruct the Firm to vote such clients’ proxies in accordance with U.S. Taft- Hartley Guidelines, and the Firm will vote these clients’ proxies in accordance with ISS’ U.S. Taft- Hartley Guidelines.
Special Voting Issues. ISS will notify the Firm of certain votes involving, without limitation, mergers and acquisition transactions, dissolutions, conversions or consolidations, dissident shareholders and AFL-CIO key votes (“Special Voting Issues”). With respect to all proxies involving Special Voting Issues, a member of the Corporate Governance Committee and the applicable portfolio manager will conduct a more detailed analysis of the issuer or the specific matter to be voted on and will determine whether the Firm will follow ISS recommendations or whether the Firm will make an independent determination on how to vote the proxy in accordance with the best interests of the clients. The Operations Department will send the Firm’s decision on how to vote the proxy to ISS, which will vote the proxy.

Client-Directed Proxies. In the event that a client-directed proxy is in conflict with ISS Guidelines, the Firm will vote in accordance with the client’s proxy guideline. ISS will execute the vote as directed by the Firm.
ISS’ Conflicts and Other Instances of Deviation from ISS Guidelines. In the event that (i) the Firm becomes aware of a conflict of interest between the Firm and ISS, (ii) ISS is unable to complete or provide its research and analysis regarding a security on a timely basis or (iii) the Firm determines that voting in accordance with ISS guidelines is not in the best interest of the client, the Firm will not vote in accordance with ISS guidelines. In such cases, the Firm will make an independent decision on how to vote, which may or may not be consistent with ISS guidelines. ISS will execute the vote as directed by the Firm.
Conflicts of the Firm. In seeking to avoid conflicts, the Firm will vote in accordance with applicable ISS guidelines (i) if an employee of the Firm or one of its affiliates is on the board of directors of a company held in client accounts or (ii) if a conflict of interest exists between the Firm and a client with respect to the issuer. In the event of a conflict of interest between the Firm and a client, the Firm’s voting in accordance with ISS guidelines does not relieve the Firm of its fiduciary obligation to either vote in the client’s best interest or to provide to the client a full and fair disclosure of the conflict and obtain the client’s informed consent.
In the case of ERISA clients, if the investment management agreement reserves to the ERISA client the authority to vote proxies when the Firm determines it has a material conflict that affects its best judgment as an ERISA fiduciary, the Firm will give the ERISA client the opportunity to vote the proxies themselves. Absent the client reserving voting rights, the Firm will vote the proxies in accordance with this Proxy Voting Policy.
When the Firm votes proxies on behalf of the account of a corporation, or a pension plan sponsored by a corporation, in which the Firm’s other clients also own stock, the Firm will vote the proxy for its other clients in accordance with applicable ISS guidelines and the proxy for the corporation or its pension plan’s account as directed by the corporation.
Abstentions; Determination Not to Vote
The Firm may abstain from voting if the Firm determines that abstention is in the best interests of the client. In making this determination, the Firm will consider various factors, including but not limited to (i) the costs (e.g., translation or travel costs) associated with exercising the proxy and (ii) any legal restrictions on trading resulting from the exercise of the proxy.
Some clients of the Firm participate in securities lending. The Firm will not vote securities that are out on loan within a securities lending program.
Securities No Longer Owned
The Firm will not review and will not vote the proxy votes for securities that are no longer owned by a client account at the time of the proxy meeting.
Proxy Voting Audit Procedures and Oversight of Third-Party Proxy Voting Service
When the Firm is voting in accordance with ISS guidelines, the Operations Department reviews the “pre-populated” votes on the ISS’ electronic voting platform before ISS executes the vote. When voting on Special Voting Issues or in other instances of voting not in accordance with ISS guidelines, the Firm’s Operations Department itself “pre-populates” votes on the ISS’ electronic voting platform before ISS executes the vote.
Periodically, a random sample of the proxies voted by ISS will be audited to ensure ISS is voting in accordance with applicable ISS guidelines or consistent with the Firm’s direction, as applicable. Starting in the Fall of 2019, a sample of votes on Special Voting Issues will also be reviewed to evaluate whether the Firm’s voting determinations were consistent with this Proxy Voting Policy and in its clients’ best interest.
Annually, the Corporate Governance Committee will review ISS and its policies and methodologies. Starting in the Fall of 2019, this review will include, among others, the following topics and determinations:
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that ISS has the capacity and competence to adequately analyze proxy issues, including the adequacy and quality of its staffing, personnel and /or technology and any material changes in the ISS staffing and technology since the last review;
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whether ISS has an effective process for seeking timely input from issuers and its clients with respect to its proxy voting policies, methodologies and peer group constructions;
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whether ISS engages with issuers, including its process for ensuring that it has complete and accurate information about the issuer and each particular matter, and ISS’ process, if any, for investment advisers to access the issuers’ views about ISS’ voting recommendations;
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whether the Firm has sufficient information on and understanding of ISS’ methodologies and the factors underlying ISS’ voting recommendations, including an understanding of how ISS obtains information relevant to its voting recommendations and how it engages with issuers and third parties;
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whether ISS is independent and can make recommendations in an impartial manner in the best interests of the Firm's clients. This analysis will include a review of (i) any ISS actual or potential conflicts known to the Firm, (ii) ISS’ policies and procedures on identifying, disclosing and addressing conflicts of interest, and (iii) whether ISS is disclosing its actual or potential conflicts to the Firm in a timely, transparent and accessible manner;

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ISS’ internal controls, including but not limited to a review of ISS’ business continuity plan, methodologies with respect to implementing the Firm’s voting instructions, proxy record keeping and internal and independent third-party audit certifications;
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Any factual errors, potential incompleteness, or potential methodological weaknesses in the ISS’ analysis known to the Firm and whether such errors, incompleteness or weaknesses materially affected ISS’ recommendations. The Firm will also access ISS’ process for disclosure to the Firm and efforts to correct any such identified errors, incompleteness or weaknesses.
Based on the Firm’s assessment of ISS and its service levels, the Firm can make a determination to obtain information about and consider alternative service providers to ISS.
Disclosure
The Firm will disclose in its Form ADV Part 2A that clients may contact the Firm in order to obtain information on how the Firm voted such client’s proxies, and to request a copy of this Proxy Voting Policy. If a client requests this information, the Client Servicing and Operations Departments will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired: (i) the name of the issuer, (ii) the proposal voted upon and (iii) how the Firm voted the client’s proxy.
A summary of this Proxy Voting Policy will be included in the Firm’s Form ADV Part 2, which is delivered to all clients. The summary will be updated whenever this Proxy Voting Policy is updated.
As a matter of policy, the Firm does not disclose how it expects to vote on upcoming proxies. Additionally, the Firm does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.
Proxy Voting Record Keeping
The Firm will maintain a record of items 1-3 below in its files. In accordance with its services contract with the Firm, ISS will maintain a record of items 4 and 5 below in its files.
1. Copies of this Proxy Voting Policy, and any amendments thereto;
2. A copy of any document the Firm created that was material to making a decision on how to vote proxies, or that memorializes that decision. For votes that are inconsistent with ISS’ guidelines, the Firm must document the rationale for its vote;
3. A copy of each written client request for information on how the Firm voted such client’s proxies, and a copy of any written response to such request;
4. A copy of each proxy statement that the Firm or ISS receives regarding client securities; and
5. A record of each vote that the Firm casts.
Class Actions
The Firm does not direct clients’ participation in class actions, as disclosed in Part 2 of Form ADV. The Compliance Department will determine whether to return any documentation inadvertently received by the Firm regarding clients’ participation in class actions to the sender, or to forward such information to the appropriate clients.
Annual Policy Review
The Corporate Governance Committee will review, no less frequently than annually, the adequacy of this Proxy Voting Policy and the effectiveness of its implementation and determine whether the Policy is reasonably designed to ensure that the Firm casts proxy votes on behalf of its clients in the best interests of such clients.

Systematic Financial Management, L.P.
Proxy Voting General Guidelines
Updated February 2021
Policy
As an investment adviser and fiduciary of client assets, Systematic’s proxy voting policies and procedures are designed to protect the value of shareholder investments. The Investment Advisers Act of 1940, as amended (the ‘Advisers Act’), requires us to act solely in the best interest of our clients at all times. We have adopted and implemented these Proxy Voting Policies and Procedures, which we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.
Systematic recognizes that proxies are client assets and, as such, are managed with the same care, skill and diligence as all other client assets. Systematic shall vote proxies related to securities held by our clients for which we serve as the investment adviser in the best interest of our clients. Systematic’s authority to vote the proxies of certain clients is established by advisory contracts or comparable documents. In addition to requirements of the Securities and Exchange Commission (“SEC”) governing advisers, these policies reflect our fiduciary standards and responsibility for ERISA accounts. At their discretion, clients may reserve the right to vote proxies for themselves. Furthermore, a client may from time to time direct us to vote proxies in a manner that is different from the guidelines set forth in our Proxy Voting Policies and Procedures. We will follow such written direction for proxies received after our receipt of such written direction. These Proxy Voting Policies and procedures are limited solely to clients for which we have agreed to vote such proxies.
Systematic is wholly owned by Affiliated Managers Group, Inc. (“AMG”), a publicly traded asset management company with equity investments in numerous investment management firms (its “Affiliates”). Systematic does not purchase AMG stock for client portfolios. Each AMG Affiliate makes its own investment and proxy voting decisions, which are not communicated to AMG or to other Affiliates.
PROCEDURES
Systematic has retained an independent third-party proxy advisory firm to assist the firm in discharging its proxy voting responsibilities. The third-party proxy advisory firm offers voting assistance by, among other proxy matters:
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Providing specified sets of independent proxy voting policy guidelines;
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Providing research and vote recommendations in accordance with the specified policies considerations;
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Voting Systematic’s client proxies via the proxy advisers automated, electronic vote management system;
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Acting as agent for the proxy process, and
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Maintaining records on proxy voting for our clients.
To assist Systematic in voting proxy proposals in their client’s best interest, the firm has adopted four sets the proxy adviser’s proxy voting guidelines, one based on AFL-CIO polices for Taft-Hartley Plan Sponsors, another for Public Plans, a third for Catholic or other faith-based clients and the fourth being a General Policy for all other clients, including ERISA clients, as the proxy adviser’s General policy seeks to maximize the economic, pecuniary interest of the client’s assets. Institutional clients are generally requested to select which set of proxy guidelines they wish Systematic to use in voting their account’s proxies. In instances where the client does not select a voting policy, Systematic will generally select the client’s proxy policy based on Systematic’s determination of which policy it believes is in the client’s best interest. Ballots for our retail clients are typically wrapped in an Omnibus account and voted according to the proxy adviser’s General Proxy Voting Policy. Systematic understands that the proxy advisory firm uses its best efforts to ensure that its proxy voting recommendations are consistent with its policy guidelines, as well as relevant requirements of ERISA and the U.S. Department of Labor.
Exceptions
Systematic typically does not vote the following types of proxies:
Foreign Securities: While Systematic will make reasonable efforts to vote foreign securities on behalf of clients, voting proxies of companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. (e.g., proxies may be written in a language other than English or proxies that require travel overseas in order to vote). Furthermore, Systematic generally will also decline to vote proxies if to do so would cause a restriction to be placed on Systematic’s ability to trade securities held in client accounts in “share blocking” countries. Accordingly, Systematic may abstain from votes in a share blocking country in favor of preserving its ability to trade any particular security at any time.
Securities on Loan: Some Systematic clients may participate in securities lending programs. In most circumstances, securities on loan will not be recalled due to circumstances beyond the control of Systematic or due to client’s preferences not to recall such securities.
Other Voting Exceptions: Other proxy voting exceptions exist for proxies of legacy securities held in a new account previously managed by another manager and that the client intends to sell; if the aggregate number of shares held by the Firm are of a de minimis amount of the company’s outstanding shares, or in some cases if the vote relates to a routine matter.

Oversight
Systematic has a Proxy Voting Committee comprised of the CCO and certain Compliance Department personnel. The Proxy Voting Committee monitors and reviews the Firm’s voting policies and procedures and any material conflicts of interest or any special factors or circumstances on an as needed basis. The Committee must also review and approve any material changes to the proxy advisory firm’s policies. Systematic’s Proxy Voting Committee will also periodically conduct due diligence over the proxy advisory firm’s operations, including any material changes to their organization, staffing, personnel and technology; processes for ensuring that it has complete and accurate information about the issuer and each particular matter; efforts to correct any identified material deficiencies in the proxy advisory firm’s analysis; updates to policies and procedures as well as any business changes that may affect the proxy advisory firm’s competency in carrying out voting instructions.

TDAM USA Inc.
Introduction
TDAM USA Inc. has engaged Institutional Shareholder Services (“ISS”) as its proxy management consultant. ISS assists TDAM USA Inc. in the process of fulfilling its fiduciary responsibilities concerning the voting of its clients’ proxy ballots.
Policy
Specifically, ISS provides the following services to TDAM USA Inc. regarding proxy voting:
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Analyzes proxy resolutions and make voting recommendations to TDAM USA Inc.;
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Executes the voting of ballots; and
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Quarterly, collates reports that detail voting activity.
As a framework within which proxy resolutions are assessed, TDAM USA Inc. has adopted the extensive set of voting guidelines developed by ISS. TDAM USA Inc. believes that they provide an appropriate basis upon which to judge whether or not proxy proposals are in its clients’ best interests. As a final check before proxies are voted, the asset class teams review ISS’ recommendations to ensure that the ISS interpretation of the guidelines coincide with that of TDAM USA Inc.
Two fundamental principles guide TDAM USA Inc.’s proxy voting on behalf of its clients’:
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TDAM USA Inc. supports resolutions that we believe will protect and enhance the economic welfare of shareholders.
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TDAM USA Inc. supports measures to preserve and strengthen shareholders’ rights.
Application of these principles leads TDAM USA Inc. consistently to support some types of proposals, consistently to oppose others, and on many, to follow a case-by-case approach. In instances where we are unable to determine what is in shareholders’ best interest, TDAM USA Inc. abstains from voting on the issue.
In the event that TDAM USA Inc. opposes the decision made by ISS we have the right to not follow their recommendation. In these instances TDAM USA Inc. will document the reasoning for voting against the recommendation and it will be reported to the CCO.

Thompson, Siegel & Walmsley LLC
Proxy Voting Policy
TSW has a fiduciary responsibility to its clients for voting proxies, where authorized, for portfolio securities consistent with the best economic interests of its clients. TSW maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our Firm’s proxy voting policies and practices in Form ADV Part 2A. In addition, we review our policies and practices no less than annually for adequacy; to make sure they have been implemented effectively, and to make sure they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients. Our policy and practice include the responsibility to monitor corporate actions and potential conflicts of interest, receive and vote client proxies, and make information available to clients about the voting of proxies for their portfolio securities while maintaining relevant and required records.
Background
Proxy voting is an important right of shareholders, and reasonable care and diligence should be undertaken to ensure that such rights are properly exercised.
Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which should include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.
A related companion release by the SEC also adopted rule and form amendments under the Securities Act and Investment Company Act similar to the above which TSW complies with when acting as a sub-adviser to a mutual fund.
Responsibility
TSW’s Compliance Officer (Proxy Coordinator) has the responsibility for the organization and monitoring of our proxy voting policy, practices, and recordkeeping. Implementation and disclosure, including outlining our voting guidelines in our procedures, is the responsibility of the CCO and Director of Operations. TSW has retained the services of a third-party provider, Institutional Shareholder Services, Inc. (“ISS”) to assist with the proxy process. ISS is a Registered Investment Adviser under the Advisers Act. It is a leading provider of proxy voting and corporate governance services. ISS provides TSW proxy proposal research and voting recommendations and votes proxies on TSW’s behalf in accordance with ISS’s standard voting guidelines. Those guidelines cover the following areas:
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Operational Issues
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Board of Directors
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Proxy Contests
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Anti-takeover Defenses and Voting Related Issues
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Mergers and Corporate Restructurings
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State of Incorporation
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Capital Structure
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Executive & Director Compensation
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Equity Compensation Plans
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Specific Treatment of Certain Award Types in Equity Plan Evaluations
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Other Compensation Proposals & Policies
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Shareholder Proposals on Compensation
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Social/Environmental Issues
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Consumer Issues and Public Safety
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Environment and Energy
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General Corporate Issues
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Labor Standards and Human Rights
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Military Business
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Workplace Diversity

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Mutual Fund Proxies
TSW generally believes that voting proxies in a manner that is favorable to a business’s long-term performance and valuation is in its clients’ best interests. However, a uniform voting policy may not be in the best interest of all clients. While TSW applies ISS’s standard policy to most clients, where appropriate we utilize ISS’s Taft-Hartley or Catholic policy guidelines to meet specific requirements.
TSW’s Proxy Coordinator is responsible for monitoring ISS’s voting procedures on an ongoing basis. TSW’s general procedure regarding the voting of proxies is addressed below. For instances not directly addressed in this policy the Proxy Oversight Representative should act in accordance with the principles outlined in the SEC’s Guidance Regarding Proxy Voting Responsibilities of Investment Advisers issued in August 2019 in consultation with the Proxy Coordinator.
Procedure
TSW has adopted various procedures and internal controls to review, monitor and ensure the Firm’s Proxy Voting policy is observed, implemented properly and amended or updated, as appropriate, which include the following:
Voting Procedure
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Upon timely receipt of proxy materials, ISS will automatically release vote instructions on client’s behalf as soon as custom research is completed. TSW retains authority to override the votes (before cut-off date) if TSW disagrees with the vote recommendation.
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The Proxy Coordinator will monitor the voting process at ISS via ISS’s Proxy Exchange website (ISS’s online voting and research platform). Records of which accounts are voted, how accounts are voted, and how many shares are voted are kept electronically with ISS.
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For proxies not received by ISS, TSW and ISS will make a best effort attempt to receive ballots from the clients’ custodian prior to the vote cutoff date.
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TSW is responsible for account maintenance – opening and closing of accounts, transmission of holdings and account environment monitoring. ISS will email TSW Compliance personnel to get approval when closing an account that was not directed by TSW.
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The Manager of Research Operations (Proxy Oversight Representative) will keep abreast of any critical or exceptional events or events qualifying as a conflict of interest via ISS Proxy Exchange website and email.
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TSW has the ability to override ISS recommended vote instructions and will do so if believed to be in the best interest of the client. All changes are documented and coordinated between the Proxy Oversight Representative and/or Proxy Coordinator and the Portfolio Manager and/or Research Analyst. Changes generally occur as a result of TSW’s communication with issuer management regarding matters pertaining to securities held when the issuer questions or disputes ISS’s voting recommendation.
All proxies are voted solely in the best interest of clients on a best efforts basis. Proactive communication takes place via regular meetings with ISS’s Client Relations team.
Disclosure
TSW will provide conspicuously displayed information in its Disclosure Document summarizing this Proxy Voting policy, including a statement that clients may request information regarding how TSW voted a client’s proxies, and that clients may request a copy of these policies and procedures.
See Form ADV, Part 2A – Item 17– Voting Client Securities
Client Requests for Information
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All client requests for information regarding proxy votes, or policies and procedures, received by any associate should be forwarded to the Proxy Coordinator.
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In response to any request, the Proxy Coordinator will prepare a response to the client with the information requested, and as applicable, will include the name of the issuer, the proposal voted upon, and how TSW voted the client’s proxy with respect to each proposal about which the client inquired.
Voting Guidelines
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TSW has a fiduciary responsibility under ERISA to vote ERISA Plan proxies unless the Plan directs otherwise. TSW will vote proxies when directed by non-ERISA clients. In the absence of specific voting guidelines from the client and upon timely receipt of proxy materials from the custodian, TSW will vote proxies in the best interests of each particular client according to the recommended election of ISS. ISS’s policy is to vote all proxies from a specific issuer the same way for each client, absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on TSW's voting authority in the same manner that they may place such restrictions on the actual selection of account securities.
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ISS will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by auditors' non-audit services.
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ISS will generally vote against proposals that cause board members to become entrenched, reduce shareholder control over management or in some way diminish shareholders’ present or future value.

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In reviewing proposals, ISS will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.
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A complete summary of ISS’s U.S. and International voting guidelines is available at: https://www.issgovernance.com/policy
Forensic Testing Procedures
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No less than quarterly, TSW will review the ISS Proxy Exchange list of accounts voted to ensure all appropriate accounts are being voted. This will be performed by the Proxy Coordinator.
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TSW will conduct periodic tests to review proxy voting records and the application of general voting guidelines, especially in circumstances such as corporate events (e.g., mergers and acquisition transactions, dissolutions, conversions, consolidations, etc.) or contested director elections. Any matter warranting additional, often issuer-specific review will be escalated to the Portfolio Manager and Research Analyst as needed.
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TSW occasionally communicates directly with issuer management regarding matters pertaining to securities held in the portfolio when it questions or disputes ISS’s voting recommendation.
Conflicts of Interest
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TSW will identify any conflicts that exist between the interests of the adviser and each client by reviewing the relationship of TSW with the issuer of each security to determine if TSW or any of its associates has any financial, business or personal relationship with the issuer.
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If a material conflict of interest exists, the Proxy Coordinator will instruct ISS to vote using ISS’s standard policy guidelines which are derived independently from TSW.
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TSW will maintain a record of the voting resolution of any conflict of interest.
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ISS also maintains a Conflicts Policy which indicates how they address any potential conflicts of interest and is available at: https://www.issgovernance.com/compliance/due-diligence-materials
Practical Limitations Relating to Proxy Voting
TSW makes a best effort to vote proxies. In certain circumstances, it may be impractical or impossible for TSW to do so. Identifiable circumstances include:
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Limited Value: Where TSW has concluded that to do so would have no identifiable economic benefit to the client-shareholder;
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Unjustifiable Cost: When the costs of or disadvantages resulting from voting, in TSW’s judgment, outweigh the economic benefits of voting;
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Securities Lending: If securities are on loan on the record date, the client lending the security cannot vote the proxy. Because TSW generally is not aware of when a security is on loan, we will not likely have the opportunity to recall the security prior to the record date; and
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Failure to receive proxy statements: TSW may not be able to vote proxies in connection with certain holdings, most frequently for foreign securities, if it does not receive the account’s proxy statement in time to vote the proxy.
Recordkeeping
TSW and/or ISS shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:
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These policies and procedures and any amendments;
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Each proxy statement that ISS receives;
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A record of each vote that ISS casts on behalf of TSW;
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Any document ISS created that was material to making a decision regarding how to vote proxies, or that memorializes that decision; and
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A copy of each client request for information on how ISS voted such client’s proxies (i.e., Vote Summary Report), and a copy of any response.
Due Diligence and Error Procedures
TSW will periodically perform due diligence on ISS, focusing on the following areas:
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Adequacy of ISS’s staffing and personnel;
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Adequacy/robustness of ISS’s Policies and Procedures and review of their policies for conflict issues;
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Adequacy of control environment and operational controls of ISS (i.e., SSAE 18);
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Review of any specific conflicts ISS may have with regard to TSW;

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Review of ISS for any business changes that may affect services provided to TSW; and
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Review quarterly reporting package provided by ISS and enhance this package as necessary for any additional information that is needed.
TSW will take the following steps should there ever be an issue/error that occurs with regard to its proxy voting responsibilities:
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Follow up with ISS to determine the cause of and the details surrounding the issue;
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Report back to the affected client immediately with such details and how the issue will be resolved;
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Put additional controls in place if necessary, to prevent such issues from occurring in the future; and
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Report back to the affected client with the final resolution and any remedial steps.

Transamerica Asset Management, Inc.
Proxy Voting Policies and Procedures
1. Background
Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”) requires advisers to adopt and implement policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. These policies and procedures must be in writing and must describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting.
Rule 206(4)-6 also requires each investment adviser to (1) disclose to clients how they may obtain information from the adviser about how it voted with respect to their respective securities; and (2) describe to clients its proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.
Accordingly, Transamerica Asset Management, Inc. (“TAM”) has adopted and implements written procedures designed to enable it to identify, address and monitor potential conflicts of interest.
2. Policy
TAM recognizes that proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of the advisory clients of TAM. TAM’s proxy voting policies and procedures are designed to implement TAM’s duty to vote proxies in clients’ best interests.
3. Sub-Advised Registered Investment Companies
TAM has delegated the responsibility to exercise voting authority with respect to securities held in the portfolios of the registered investment companies for which one or more sub-advisers TAM has been retained as sub-adviser(s) for each such portfolio. The proxy voting policies and procedures of the respective sub-advisers are used to determine how to vote proxies relating to securities held by the remainder of the funds and portfolio.
4. Asset Allocation Registered Investment Companies
TAM exercises voting discretion for the Horizon Asset Allocation Funds and Transamerica 60/40 Allocation VP of Transamerica Series Trust as well as for the Transamerica Asset Allocation Variable Funds (“Asset Allocation Funds”), or if specifically designated to TAM by its sub-advisory agreement.
TAM manages portfolios for Transamerica Funds, Transamerica Series Trust, Transamerica Exchange Traded Funds and Transamerica Asset Allocation Funds (collectively, the “Funds”). TAM may invest an Asset Allocation Fund in shares of the Funds. If a Fund solicits a proxy for which an Asset Allocation Fund is entitled to vote, TAM’s interests as manager of the Fund might appear to conflict with the interests of the shareholders of the Asset Allocation Fund. In these cases, TAM’s proxy voting policy and procedures address material conflicts of interest that may arise between TAM, and/ or its affiliates and the funds by either: (i) providing for voting in accordance with the recommendation of an independent third party or the Board; (ii) voting shares in the same proportion as the vote of all of the other holders of a fund’s shares; or (iii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.
Revision History
Date: 4/30/2020 - Updated to reflect new format, standalone from fund policy and current processes
Date: 11/17/2020 - Updated to reflect provisions in TAM sub-advisory agreements with respect to proxy voting
Transamerica Funds
Transamerica Series Trust
Transamerica Asset Allocation Variable Funds
Transamerica ETF Trust
PROXY VOTING POLICIES AND PROCEDURES
I. Statement of Principle
Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion to secure the long-term interests of the shareholders of the Transamerica Funds, Transamerica Series Trust, Transamerica ETF Trust and Transamerica Asset Allocation Variable Funds (collectively, the “Funds”). The Funds seek to assure that proxies received by the Funds are voted in the best interests of the Funds’ shareholders and have accordingly adopted these procedures.
II. Delegation of Proxy Voting/Adoption of Adviser and Sub-Adviser Policies
Each Fund delegates the authority to vote proxies related to portfolio securities to Transamerica Asset Management, Inc. (the “Manager”), as investment adviser to each Fund, which in turn delegates proxy voting authority for most portfolios of the Funds to the Sub-Adviser retained to provide day-to-day portfolio management for that portfolio. For each Fund, the Manager and/or the Sub-Adviser make voting decisions pursuant to their own proxy voting policies and procedures, which have been adopted by the applicable Fund and approved by the applicable Fund's Board of Trustees.
III. Securities on Loan
The Boards of Trustees/Directors of the Funds have authorized the Manager, in conjunction with State Street Bank and Trust Company (“State Street”), to lend portfolio securities on behalf of the Funds. Securities on loan generally are voted by the borrower of such securities. Should a Sub- Adviser to the Fund wish to exercise its vote for a particular proxy, the Manager will promptly contact State Street and terminate the loan.
IV. Conflicts of Interest
The Board of Trustees/Directors seeks to ensure that proxies are voted in the best interests of Fund shareholders. For certain proxy proposals, the Manager’s interests, the interests of the Sub-Adviser and/or their affiliates may differ from Fund shareholders' interests. To avoid the appearance of impropriety and to fulfill their fiduciary responsibility to shareholders in these circumstances, the Manager and the Sub-Advisers are required to establish procedures that are reasonably designed to address material conflicts between their interests and those of the Funds.
When a Sub-Adviser deems that it is conflicted with respect to a voting matter, its policy may call for it to seek voting instructions from the client. The Manager is authorized by the Board of Trustees/Directors to consider any such matters and provide voting instructions to the Sub-Adviser, unless the Manager has determined that its interests are conflicted with Fund shareholders with respect to the voting matter. In those instances, the Manager will instruct the Sub-Adviser to vote in accordance with the recommendation of a third-party proxy voting advisory service.
If a material conflict arises between the Manager or its affiliates and the Funds, in every case where the Manager exercises voting discretion, the Manager will (i) vote in accordance with the recommendation of a third-party (such as Glass Lewis) or Board(s); (ii) vote the shares in the same proportion as the vote of all of the other holders of the Fund's shares; or (iii) obtain the consent of the Board (or a Board Committee) with full disclosure of the conflict.
If the methods for addressing conflicts of interest, as described above, are deemed by the Manager to be unreasonable due to cost, timing or other factors, then the Manager may decline to vote in those instances.
V. Recordkeeping
The Manager and the Sub-Advisers shall maintain records of all votes cast on behalf of the Funds. Such documentation will include the firm's proxy voting policies and procedures, company reports provided by proxy voting advisory services, additional information gathered by the Manager or the Sub-Adviser that was material to reaching a voting decision, and communications to the Manager regarding any identified conflicts. The Manager and the Sub-Advisers shall maintain voting records in a manner to facilitate the Funds' production of the Form N-PX filing on an annual basis.
All books and records required to be maintained under this Section V will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal years during which the last entry was made on the record, the first two years in an appropriate location.
VI. Disclosure
The Manager will coordinate the compilation of the Funds' proxy voting record for each year ended June 30 and file the required information with the SEC via Form N-PX by August 31. The Manager will include a copy of or a summary of this policy and the proxy voting policies and procedures of the Manager and the Sub-Advisors, as applicable, in each Fund's Statement of Additional Information (“SAI”). In each Fund's annual and semi-annual reports to shareholders, the Manager will disclose that a description of this policy and the proxy voting policies and procedures of the Manager and the Sub-Advisers, as applicable, is (a) available upon request, without charge, by toll-free telephone request, (b) on the Funds' website (if applicable), and (c) on the SEC's website in the SAI. The SAI and shareholder reports will also disclose that the Funds' proxy voting record is available by toll-free telephone request (or on the Funds' website) and on the SEC's website by way of the Form N-PX. Within three business days of receiving a request, the Manager will send a copy of the policy description or voting record by first-class mail.
VII. Manager Oversight
The Manager shall review a Sub-Adviser’s proxy voting policies and procedures for compliance with this Policy and applicable laws and regulations prior to initial delegation of proxy voting authority. The Manager will request each Sub-Adviser to provide a current copy of its Proxy Voting Policy, or certify that there have been no material changes to its Proxy Voting Policy or that all material changes have been previously provided for review, and verify that such Proxy Voting Policy is consistent with those of the Funds and Adviser.
Revised: July 2015, March 2020

Wellington Management Company LLP
Global Proxy Voting Guidelines
April 2020
Upon a client’s written request, Wellington Management Company LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. These guidelines are based on Wellington Management’s fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long- term value of assets, our voting practices are also attentive to these issues, and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies.
Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, considering its effects on the specific company in question and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best interest of its clients.
OUR APPROACH TO STEWARDSHIP
The goal of our stewardship activities — engaging with companies and voting proxies on our clients’ behalf — is to support decisions that we believe will maximize the long-term value of securities we hold in client portfolios. The mechanisms we use to implement our stewardship activities vary by asset class. Engagement applies to all our investments across equity and credit, in both private and public markets. Proxy voting applies only to public equities.
In addition to our extensive research on sustainable investing, we partner with leading organizations to educate ourselves and provide leadership on asset management perspectives relevant to our stewardship activities. These include the Principles of Responsible Investment (PRI), Ceres, the Global Impact Investing Network (GIIN), Toniic, and the UN Sustainable Development Goals.
We are signatories and members of the following stewardship codes and industry initiatives: UK Stewardship Code, Japan Stewardship Code, Hong Kong Principles of Responsible Ownership, Investor Stewardship Group (US), the International Corporate Governance Network, the Asian Corporate Governance Association, the Investor Forum (UK), the Task Force for Climate-Related Financial Disclosure (TCFD), ClimateAction100+, the Transition Pathway Initiative, CDP (formerly Carbon Disclosure Project), the PRI Statement on ESG in credit ratings, and GRESB.
Asset manager stewardship extends beyond consideration of ESG issues to any area that may affect the long-term sustainability of an investment. While the objectives of ESG integration could be limited to risk mitigation and sustainable value assessment, stewardship’s aim is sustainable value creation. In our view, this can be accomplished by monitoring company behavior, engaging with boards and management teams, and voting proxies. These activities have long been part of Wellington’s investment ethos, so we embrace the industry’s heightened focus on stewardship.
ENGAGEMENT
Direct engagement with company management on strategy, financial performance and risk, capital structure, and ESG considerations, is central to our investment process and is coordinated with voting in our stewardship practices. Direct, persistent contact with company management and boards of directors, both in our offices and with on-site company visits, informs a substantial portion of our company research. Our investors host more than 10,000 company meetings around the world each year. Maintaining this ongoing dialogue is central to how we implement our stewardship responsibilities and informs the investment decisions we make on behalf of our clients.
Prioritization of stewardship activities is a bottom-up process that requires numerous inputs, including level of ownership and materiality of industry- and company-specific risks. Through engagement we seek to gain differentiated insights, develop productive ongoing dialogue, and impact company behavior. In addition to the objectives established for specific company engagements, the ESG Research Team annually sets stewardship priorities relevant across companies and sectors for the coming year.
As a large firm that has been investing in nearly all sectors of the global securities markets for decades, we have ongoing, direct access to company management. Give the number of meetings we conduct, the breadth of our contacts, and the quality of discourse we require, this degree of access is invaluable. We prefer to engage privately with investee companies, which encourages an open, constructive, lasting dialogue. We seek to ensure that companies are acting in the best interest of their capital providers, in the same way we are responsible for acting in the best interest of our clients.
We take a multidisciplinary approach in our engagement process, including perspectives from equity, industry, fixed income, and ESG analysts for a richer dialogue. Our company meetings are open to all interested investment personnel. Our central-research collaboration platform and other forums, such as our daily Morning Meeting, facilitate insight and information sharing. Diversity of perspectives is a key strength of our model, as it encourages debate, which can ultimately help reinforce conviction in investment decisions.
Cultivating relationships with other asset management firms, academia, and broader industry organizations allows us to share insights on corporate governance trends and local market considerations. Whenever permissible under applicable laws and regulations we may communicate with other firms to reach an outcome that is in our clients’ best interest. We also speak with business partners, employee representatives, suppliers, and nongovernmental organizations, where this dialogue may provide incremental insight into how a company considers its various stakeholders.
BOARD ENGAGEMENT
We believe meeting directly with corporate boards can enhance discussions about long-term material ESG issues, complement our ongoing conversations with management teams, and help us assess a board’s effectiveness — which is challenging to do using company disclosures alone. We believe this ongoing dialogue benefits board members as well. Engagement with active managers provides an opportunity for directors to ask questions, gain market insights, and hear how the company compares with peers. Questions from investors often signal emerging areas of emphasis for a company. We view it as a missed opportunity and negative signal when directors appear defensive or dismissive of external perspectives. We believe continuous dialogue with investors can help ensure honest feedback and foster trust and transparency, which may enable both parties to anticipate and manage potential issues.
Please see Wellington’s Engagement Policy for more information.
Our approach to voting
We vote proxies in what we consider to be the best interests of our clients as shareholders and in a manner that we believe maximizes the value of their holdings. Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. We prefer that clients delegate voting responsibility to their portfolio managers. The Investment Stewardship Committee, a cross-functional group of experienced professionals, establishes Wellington Management’s Proxy Voting Guidelines.
The ESG Research Team examines proxy proposals on their merits and recommends voting against proposals that we believe would have a negative effect on shareholder rights or the current or future market value of the company’s securities. This team also provides recommendations to each portfolio manager who makes the final decision for their client portfolios, absent a material conflict of interest. Consistent with our community-of-boutiques model, portfolio managers occasionally arrive at different voting conclusions for their clients, resulting in a split decision for the same security. This robust set of voting procedures and the deliberation that occurs prior to a vote decision are aligned with our role as active owners and fiduciaries for our clients.
Voting Guidelines
Board Composition and Role of Directors
We believe that shareholders’ ability to elect directors annually is an important shareholder right. While we generally support management nominees, we will withhold votes for any director who acts against shareholders’ best economic interests. We may also withhold votes from directors who fail to implement shareholder proposals that have received majority support, implement poison pills without shareholder approval, fail to attend at least 75% of scheduled board meetings, or serve on an excessive number of public company boards (see Director attendance and commitment below). We support proposals to declassify a board and enable annual director elections.
In our assessment of board effectiveness, we seek to understand how the board collaborates with management and delineates responsibilities. This is why direct engagement with board members is such an important part of our investment process. We look for indications that directors foster healthy debate in the boardroom, develop constructive relationships with management, and challenge the team when appropriate. Where we see opportunities for improvement, we use these discussions to provide feedback and explain how changes we suggest can benefit our clients, the ultimate owner of the company’s securities.
We do not have specific voting policies relating to director age or tenure. We prefer to take a holistic view, evaluating whether the company is balancing the perspectives of new directors with the institutional knowledge of longer- serving board members. Succession planning is a key topic during many of our board engagements. Companies in certain markets are governed by multi-tiered boards, with each tier having different responsibilities. We hold supervisory board members to similar standards, subject to prevailing local governance best practices.
Board Independence
In our view, boards can best represent shareholders when enough directors are present to challenge and counsel management. We believe that most board members should be independent, as defined by the local market regulatory authority. This is particularly true of audit, compensation, and nominating committees.
At times, we may withhold approval for non-independent directors or those responsible for the board composition. We typically vote in support of shareholder proposals calling for independence. To determine appropriate minimum levels of board independence, we look to the prevailing market best practices; two-thirds in the US, for example, and majority in the UK and France. In Japan, we will consider voting against the board chair (or most senior executive on the ballot) in cases where the board — including statutory auditors — is less than one-third independent.
Because boards are responsible for overseeing execution, evaluating and compensating top management, and coordinating CEO succession, we believe that having an independent chair is the preferred structure for board leadership. Having an independent chair avoids the inherent conflict of self-oversight and helps ensure robust debate and diversity of thought in the boardroom. We will generally support management proposals to separate the chair and CEO or establish a lead director, but we take a case-by-case approach in assessing corporate leadership structures. For example, we may support the involvement of an outgoing CEO as executive chair for a limited period to ensure a smooth transition to new management. However, after the transition, we expect the board to appoint an independent chair and account for separate roles in succession planning. Through engagement and voting, we continue to encourage boards to signal the importance of oversight on behalf of shareholders through the adoption of this leadership structure.
Board Diversity
We believe boards that reflect a wide range of perspectives create shareholder value. Diverse boardrooms help companies make better strategic decisions and navigate increasingly complex issues, including geopolitical risks, regulatory intricacies, disruptive technologies, and shareholder activism.
We encourage companies to consider the widest possible pool of skilled candidates. We think it is not in shareholders’ best interests for the full board to be comprised of directors from the same industry, gender, race, nationality, or ethnic group. Though we understand that gender is just one of many facets of diversity, we focus our voting policy on gender diversity because it is easily measured and governance standards for gender diversity already exist in several markets. We address other aspects of diversity through our engagements with companies. While some industries have a relatively small number of women and other diverse executives in senior roles, we are generally unpersuaded by the contention that a board cannot find any qualified diverse directors.
We reserve the right to vote against the reelection of the nomination and/or governance Chair if we think a board is not meeting local market standards from a diversity perspective. In defining the market standard, we refer to quotas established by local governance codes, which exist in many European markets. In the US, we look for at least one female on the board in the US as a minimum standard. If the Nomination and/or Governance Chair is not up for reelection, we may vote against other committee members, including the Board Chair.
Director Attendance and Commitment
We consider attending at least 75% of board meetings to be a minimum requirement and may vote against directors who fall below that threshold. We also expect directors to have the time and energy to fully commit to the company and fulfill their board-related responsibilities. Our internal voting guidelines define professional directors as “over- boarded” when serving on five or more public company boards; and public company executives when serving on three or more public company boards, including their own. Representation on boards of affiliate or subsidiary public companies do not count toward these thresholds, as we recognize that these are extensions of the directorship on the parent company board. We may make exceptions to this approach to accommodate prevailing market standards. We may also consider a director’s role on the board in assessing his or her overall commitments. For example, we would look less favorably on a director serving as chair of multiple audit committees given the time commitment required by this role.
Majority Vote on Election of Directors
Because we believe the election of directors by a majority of votes cast is the appropriate standard, we will generally support proposals that seek to adopt such a standard. Our support will typically extend to situations where the relevant company has an existing resignation policy for directors that receive a majority of “withhold” votes. We believe majority voting should be defined in the company’s charter and not simply in its corporate governance policy.
Generally, we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a standard of majority of votes outstanding (total votes eligible as opposed to votes cast). We likely will support shareholder and management proposals to remove existing supermajority vote requirements.
Contested Director Elections
We approach contested director elections on a case-by-case basis, considering the specific circumstances of each situation to determine what we believe to be in the best interest of our clients. In each case, we welcome the opportunity to engage with both the company and the proponent to ensure that we understand both perspectives and are making an informed decision on our clients’ behalf.
Compensation
Executive compensation plans establish the incentive structure that plays a role in strategy-setting, decision-making, and risk management. While design and structure vary widely, we believe the most effective compensation plans attract and retain high caliber executives, foster a culture of performance and accountability, and align management’s interests with those of long-term shareholders.
Due to each company’s unique circumstances and wide range of plan structures, Wellington determines support for a compensation plan on a case-by-case basis. We support plans that we believe lead to long-term value creation for our clients. We may also support poorly structured plans where we have seen some improvement, recognizing compensation committees’ willingness to engage with shareholder and implement recommendations that enhance the plan. We support the right to vote on compensation plans annually.
In evaluating compensation plans, we consider the following attributes in the context of the company’s business, size, industry, and geographic location:
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Alignment — We believe in pay-for-performance and encourage plan structures that align executive compensation with shareholder experience. We compare total compensation to performance metrics on an absolute and relative basis over various timeframes, and we look for strong positive correlation. To ensure shareholder alignment, executives should maintain meaningful equity ownership in the company while they are employed, and for a period thereafter.

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Transparency — We expect compensation committees to articulate the decision-making process and rationale behind the plan structure, and to provide adequate disclosure so shareholders can evaluate actual compensation relative to the committee’s intentions. Disclosure should include how metrics, targets, and timeframes are chosen, and detail desired outcomes. We also seek to understand how the compensation committee determines the target level of compensation and constructs the peer group for benchmarking purposes.
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Structure — The plan should be clear and comprehensible. We look for a mix of cash versus equity, fixed versus variable, and short- versus long-term pay that incentivizes appropriate risk-taking and aligns with industry practice. Performance targets should be achievable but rigorous, and equity awards should be subject to performance and/or vesting periods of at least three years, to discourage executives from managing the business with a near-term focus. Unless otherwise specified by local market regulators, performance-based compensation should be based primarily on quantitative financial and non-financial criteria such as ESG-related criteria. There is scope, however, for qualitative criteria related to strategic, individual, or ESG goals, that are critical to the business. Qualitative goals may be acceptable if a compensation committee has demonstrated a fair and consistent approach to evaluating qualitative performance and applying discretion over time.
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Accountability — Compensation committees should be able to use discretion, positive and negative, to ensure compensation aligns with performance, and provide a cogent explanation to shareholders. We generally oppose one-time awards aimed at retention or achieving a pre-determined goal. Barring an extenuating circumstance, we view retesting provisions unfavorably.
We seek to establish mutually beneficial dialogues with companies regarding their compensation policies. Where we see opportunities for improvement, we provide feedback and explain how the suggestions can benefit our clients. We use voting, an extension of our engagement efforts, to convey our views and drive change, if necessary. We expect compensation committees to respond to shareholder engagement and voting outcomes, and to disclose how these external perspectives are considered in the committee’s decisions.
Approving Equity Incentive Plans
A well-designed equity incentive plan facilitates the alignment of interests of long-term shareholders, management, employees, and directors. We evaluate equity-based compensation plans on a case-by-case basis, considering projected plan costs, plan features, and grant practices. We reconsider our support for a plan if we believe these factors, on balance, are not in the best interest of shareholders. Specific items of concern may include excessive cost or dilution, unfavorable change-in-control features, insufficient performance conditions, holding/vesting periods, or stock ownership requirements, repricing stock options/stock appreciate rights (SARs) without prior shareholder approval, or automatic share replenishment (an “evergreen” feature).
Employee stock purchase plans
We generally support employee stock purchase plans, as they may align employees’ interests with those of shareholders. That said, we typically vote against plans that do not offer shares to a broad group of employees (e.g. if only executives can participate) or plans that offer shares at a significant discount.
Non-executive director compensation
Finding highly qualified individuals that bring unique skillsets to a board is not easy. When a potential fit is found, we want companies to be able to compensate a director competitively. We understand that excessive compensation may undermine a director’s independence, however, so we expect companies to strike this balance accordingly.
We expect companies to disclose non-executive director compensation. We prefer the use of an annual retainer or fee, delivered as cash, equity, or a combination. We do not believe non-executive directors should receive performance-based compensation, as this creates a potential conflict of interest. Non-executive directors oversee executive compensation plans; their objectivity is compromised if they design a plan that they also participate in.
Severance arrangements
We will oppose excessively generous arrangements but may support agreements that encourage management to negotiate in shareholders’ best interest. Because we believe severance arrangements require special scrutiny, we generally support proposals calling for shareholder ratification. We are also mindful of the board’s need for flexibility in recruitment and retention; therefore, we will oppose limitations on board compensation where respect for industry practice and reasonable overall levels of compensation have been demonstrated.
Clawback policies
We believe companies should be able to recoup incentive compensation from members of management who received awards based on fraudulent activities, accounting misstatements, or breaches in standards of conduct that lead to corporate reputational damage. Consequently, we may support shareholder proposals requesting that a company establish a clawback provision if existing policies do not cover these circumstances. We also support proposals seeking greater transparency about the application of clawback policies.
Audit Quality and Oversight
Scrutiny of auditors, particularly audit quality and oversight, has been increasing. The Big Four global audit firms currently control the market but face minimal regulation. In the UK, recent corporate audit failures have increased regulatory pressures, leading to proposed rules such as mandating joint audits and operational splits. While scrutiny in the US is less intense and regulation is less likely in the near term, in our view, regulatory boards, including the SEC and Public Company Accounting Oversight Board (PCAOB) are becoming more active.

When we assess financial statement reporting and audit quality, we will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest. We also pay close attention to the non-audit services provided by auditors and consider the potential for the revenue from those services to create conflicts of interest that could compromise the integrity of financial statement audits.
Shareholder Voting Rights
Shareholder rights plans
Also known as poison pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. Such plans also may be misused, however, as a means of entrenching management. Consequently, we may support plans that include a shareholder approval requirement, a sunset provision, or a permitted bid feature (e.g., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote). Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank-check preferred shares (see below).
Multiple Voting Rights
More companies choose to go public with a dual-class share structure, a controversial practice that can raise governance and performance concerns. In our view, dual-class shares are problematic because of the misalignment they can create between shareholders’ economic stake and their voting power, and for the control they often give a small number of insiders who may make decisions that are not in the interests of all shareholders. Index providers’ actions to address this issue and encourage one share, one vote structures could have significant implications for investors, but we believe these can be mitigated by active management and thoughtful stewardship.
We believe sunset clauses are a reasonable compromise between founders seeking to defend against takeover attempts in pivotal early years, and shareholders demanding a mechanism for holding management accountable, especially in the event of leadership changes. The Council of Institutional Investors, a nonprofit association of pension funds, endowments, and foundations, recommends that newly public companies that adopt structures with unequal voting rights do away with the structure within three to five years.
Without a sunset clause, we would prefer that a company eliminate a dual-class share structure, as shareholders’ voting power should be reflected by their economic stake in a company. Similarly, we generally do not support the introduction of loyalty shares, which grant increased voting rights to investors who hold shares over multiple years, because they create misalignment of voting power and economic interest.
Proxy Access
We believe shareholders should have the right to nominate director candidates on management’s proxy card. We will generally support shareholder proposals seeking proxy access unless current policy is in-line with market norms.
Special Meeting Rights
We believe the right to call a special meeting is a shareholder right, and we will support such proposals at companies that lack a special-meeting ownership threshold. We also will support proposals lowering thresholds not in-line with market norms. If shareholders are granted the right to call special meetings, we generally do not support written consent.
Mergers and Acquisitions
We approach votes to approve mergers and acquisitions on a case-by-case basis, considering the specific circumstances of each proposal to determine what we believe to be in the best interest of our clients. In conducting our assessment, equity and ESG analysts collaborate to analyze the fundamental and governance implications, if applicable, to advise portfolio managers in their vote decisions.
Capital structure and Capital Allocation
Increases in Authorized Common Stock
We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold. When companies seek to issue shares without preemptive rights, we consider potential dilution and generally support requests when dilution is below 20%. For issuance with preemptive rights, we review on a case-by-case basis, considering the size of issuance relative to peers
Capital Allocation (Japan)
Because poor capital stewardship has led to a lack of shareholder value creation in some Japanese companies, we have begun to hold board chairs accountable for persistently low returns on equity (ROE), using a five-year average ROE of below 5% as a guide. Our assessment of a company’s capital stewardship complements our assessment of board effectiveness without dictating specific capital allocation decisions. We may make exceptions where ROE is improving, where a long-cycle business warrants a different standard, or where new management is in place and we feel they shouldn’t be punished for the past CEO/Chair’s record.

Environmental and Social Issues
Consistent with our ESG integration philosophy, we assess portfolio companies’ performance on environmental and social issues we deem to be material to long-term financial performance, and we support shareholder proposals where we think doing so can encourage improvement on relevant issues. We evaluate shareholder proposals related to environmental and social issues on a case-by-case basis, and we expect portfolio companies to comply with applicable laws and regulations with regards to environmental and social standards. We consider the spirit of the proposal, not just the letter, and generally support proposals addressing material issues even when management has been responsive to our engagement on the issue. In this way, we seek to align our voting with our engagement activities. If our views differ from any specific suggestions in the proposals, we will provide clarification via direct engagement.
Climate Change
As an asset manager entrusted with investing on our clients’ behalf, we aim to assess, monitor, and manage the potential effects of climate change on our investment processes and portfolios, as well as on our business operations. As supporters of the Task Force on Climate-related Financial Disclosures (TCFD) recommendations, we actively engage with portfolio companies to encourage adoption. We believe that climate change poses a material risk across sectors and geographies, so understanding how companies are assessing and managing climate risk is key to making informed investment decisions for our clients. For this reason, we generally support shareholder proposals asking for improved disclosure on climate risk management and we expect to support those that request alignment of business strategies with the Paris Agreement or similar language. We also generally support proposals asking for board oversight of political contributions and lobbying activities or those asking for improved disclosures where material inconsistencies in reporting and strategy may exist, especially as it relates to climate strategy.
We have been pleased to see rising adoption of the TCFD framework in response to shareholder recommendations. Reporting on climate readiness will help stakeholders understand companies’ willingness and ability to adapt to or mitigate climate-related risks. However, so far, many disclosures have been incomplete. Most make scant mention of the physical risks posed to their business by a changing climate. We will continue focus our stewardship activities in this area, and we are encouraging companies to provide more detail.
To help us do this, are leveraging findings from our collaborative initiative with Woods Hole Research Center (WHRC), the world’s leading independent climate research organization, and established disclosure guidance to help companies improve their physical risk disclosures. We believe integrating the work of WHRC’s climate scientists and our investment research teams enables us to ask nuanced questions about specific physical risks and more accurately test climate-risk assumptions embedded in companies’ strategies. By narrowing our engagement dialogue to address relevant threats, we believe we can encourage companies to take early action to address these threats, potentially improving long-term investment outcomes for shareholders.
Corporate Culture, Human Capital, and Diversity & Inclusion
The ability to perpetuate a strong, inclusive culture; align management incentives accordingly; and incorporate employee feedback contributes to a company’s competitive position. Since culture is challenging to assess from the outside, we examine a company’s holistic approach. For example, we evaluate whether a company has a well- articulated culture statement and talent development strategy. To us, these efforts suggest that a company appreciates culture and talent as competitive advantages that can drive long-term value creation. It also sends a strong message when management compensation is linked, when appropriate, to employee satisfaction. If the company conducts regular employee engagement surveys, we look for leadership to disclose the results — both positive and negative — so we can monitor patterns and hold them accountable for implementing changes based on the feedback they receive, we consider workplace locations and how a company balances attracting talent with the costs of operating in desirable cities.
Understanding how a company cultivates its human capital is integral to our assessment of culture. In our view, attracting and retaining talent can create a competitive long-term advantage for any company. These efforts may take time to implement and realize results, but we maintain that a deliberate human capital management strategy should foster a collaborative, productive workplace in which all talent can thrive. Companies that invest in and cultivate human capital are well-positioned to realize a competitive advantage and deliver better business outcomes.
As part of our focus on human capital, diversity and inclusion is an ongoing engagement issue. We seek to better understand how and to what extent a company’s approach to diversity is integrated with talent management at all levels. A sound long-term plan holds more weight than a company’s current demographics, so we look for a demonstrable diversity and inclusion strategy that seeks to improve metrics over time and align management incentives accordingly. Understanding gender pay equity is often part of our assessment, and we may support proposals asking for improved transparency.
We believe diversity among directors, leaders, and employees contributes positively to shareholder value by imbuing a company with myriad perspectives that help it better navigate complex challenges. A strong culture of diversity and inclusion begins in the boardroom. In recent years we have targeted US companies with male-only boards for proactive engagement on diversity and have seen many companies improve the diversity of their boards as a result. From 2020, we will vote against Nominating & Governance Committee Chairs at companies where the composition of the board continues to lag market standards or best practice.

Stakeholders and Risk Management
In our assessment of social risks, we pay attention to how companies treat a key stakeholder: their workforce. We look for signs of constructive labor relations if employees are unionized, and a focus on key employee concerns, such as safe working conditions and competitive compensation.
In recent years, discourse on opioids, firearms, and sexual harassment has put the potential for social externalities — the negative effects that companies can have on society through their products, cultures, or policies — into sharp focus. These nuanced, often misunderstood issues can affect the value of corporate securities. Today, these are no longer just shareholder concerns; companies need to consider the opinions and actions of broader stakeholder constituencies, including employees, customers, and the public.
In our engagement with companies facing these risks, we encourage companies to disclose risk management strategies that acknowledge their societal impacts. When a company faces litigation or negative press, we inquire about lessons learned and request evidence of substantive changes that aim to prevent recurrence and mitigate downside risk. In these cases, we may also support proposals requesting enhanced disclosure on actions taken by management.
Human Rights
Following the 2015 passage of the UK’s Modern Slavery Act, a handful of countries have passed laws requiring companies to report on how they are addressing risks related to human rights abuses in their global supply chains. Starting in late 2020, Australia’s newest regulation will also require asset owners to report on these risks in their portfolios. While human rights have been a part of our research and engagement in this context, we seek to assess companies’ exposures to these risks, determine the sectors for which this risk is most material (highest possibility of supply-chain exposure), enhance our own engagement questions, and potentially work with external data providers to gain insights on specific companies or industries. We may also support proposals requesting enhanced disclosure on companies’ approach to mitigating the risk of human rights violations in their business.
Cybersecurity
Robust cybersecurity practices are imperative for maintaining customer trust, preserving brand strength, and mitigating regulatory risk. Companies that fail to strengthen their cybersecurity platforms may end up bearing large costs. Through engagement, we aim to compare companies’ approaches to cyber threats, regardless of region or sector, to distinguish businesses that lag from those that are better prepared.
Conclusion
At Wellington, stewardship is a core part of how we deliver on our goal of maximizing the long-term value of the investments we make on behalf of our clients. In order to be the best possible stewards of that capital we engage meaningfully and continuously with our investee companies and do so with a multifaceted approach that brings our collective expertise to bear across financial, industry, credit, and ESG analysis. We look forward to continuing to engage with the management teams and directors of the companies we invest in as we seek to help them build long- term, sustainable value in their enterprises.
Global Proxy Policy and Procedures
Introduction
Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for whom it exercises proxy-voting discretion.
Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines. Wellington Management seeks to vote all proxies with the goal of increasing long-term client value and, while client investment strategies may differ, applying this common set of guidelines is consistent with the investment objective of achieving positive long-term investment performance for each client.
Statement of Policy
Wellington Management:
1.
Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it has arranged in advance with the client to limit the circumstances in which it would exercise voting authority or determines that it is in the best interest of one or more clients to refrain from voting a given proxy.
2.
Votes all proxies in the best interests of the client for whom it is voting.
3.
Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.
Responsibility and Oversight
The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, identification and resolution of conflicts of interest, and for providing advice and guidance on specific proxy votes for individual issuers. The Investment Stewardship Committee reviews the Global Proxy Policy and Procedures annually.
Procedures
Use of Third-Party Voting Agent
Wellington Management uses the services of a third-party voting agent for research, voting recommendations, and to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted. Wellington Management complements the research received by its primary voting agent with research from another voting agent.
Receipt of Proxy
If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.
Reconciliation
Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. This reconciliation is performed at the ballot level. Although proxies received for private securities, as well as those received in non- electronic format, are voted as received, Wellington Management is not able to reconcile these ballots, nor does it notify custodians of non-receipt.
Research
In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources including third-party voting agents to keep abreast of developments in corporate governance and of current practices of specific companies.
Proxy Voting
Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:
•
Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are voted in accordance with the Guidelines.
•
Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.
•
Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.
Wellington Management reviews a subset of the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.
Material Conflict of Interest Identification and Resolution Processes
Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.
If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene
Other Considerations
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.
Securities Lending
In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may determine voting would outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration
Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.
Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs
Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).
Additional Information
Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses annually how it has exercised its voting rights for significant votes, as require by the EU Shareholder Rights Directive II (“SRD II”).
Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.
Dated: 1 September 2020

Appendix B – Portfolio Managers
In addition to managing the assets of each fund, a portfolio manager may have responsibility for managing other client accounts of the applicable adviser or its affiliates. The tables below show, per portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than each fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of each fund's most recent fiscal year end, unless otherwise noted.
Advent Capital Management, LLC (“Advent”)

Transamerica Event Driven
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Odell Lambroza	1	$59.4 million	5	$447.3 million	0	$0
Tracy V. Maitland	2	$937.7 million	6	$514.9 million	569	$8.6 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Odell Lambroza	1	$59.4 million	5	$447.3 million	0	$0
Tracy V. Maitland	2	$937.7 million	5	$447.3 million	0	$0
Conflicts of Interest
Each portfolio manager of the fund is responsible for managing accounts other than the fund (collectively, “Other Accounts”), such as investment advisory accounts for Advent clients, proprietary accounts of Advent or its affiliates, and accounts or investments managed by the portfolio manager in a personal or other capacity unrelated to his role as an Advent employee. From time to time, potential conflicts of interest may arise between a portfolio manager’s management of investments for the fund and his management of investments for Other Accounts. Because of differing investment guidelines and limitations, or for other reasons, a portfolio manager may make investment decisions for the fund that are the same as, different from, or made at different times than, investment decisions he makes for Other Accounts. For the same or different reasons, a portfolio manager may make personal investments in public or private companies, private equity funds, private venture capital funds, hedge funds, real estate funds, mutual funds and other investments. As a result, a portfolio manager’s investment decisions for the fund and Other Accounts may differ, as may the investment performance resulting from such decisions, which could result in a comparative disadvantage for the fund. An investment opportunity may be suitable for both the fund and Other Accounts but may not be available in sufficient quantity for the fund and the Other Accounts to participate fully or at all. In that case, the portfolio manager’s investment decisions could benefit the Other Accounts to the potential detriment of the fund. Because of his position with the fund, a portfolio manager knows the size, timing and possible market impact of the fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of Other Accounts he manages (including personal accounts) and to the possible disadvantage of the fund. Generally speaking, the Advent portfolio managers and traders who implement investment strategies for clients that pay only asset-based fees (“Asset-Based Fee Clients”) are different from the portfolio managers and traders who implement investment strategies for clients that pay performance fees (“Performance Fee Clients”). A small number of portfolio managers and traders direct or participate in investment decision-making for both Asset-Based Fee Clients and Performance Fee Clients. Advent's research, trading and portfolio management personnel work in the same physical space (whether in New York or London) and have full access to all holdings and pending trades of Asset-Based Fee Clients and Performance Fee Clients through Advent's order management system. The payment of performance fees by Performance Fee Clients could create an incentive for Advent to preferentially allocate more favorable investment opportunities to Performance Fee Clients, to the detriment of Asset-Based Fee Clients.
Advent addresses potential conflicts of interest through implementation of its Code of Ethics and other compliance policies and procedures. These documents are designed to ensure that Advent and its employees comply with their fiduciary obligations, the federal securities laws and other applicable laws and regulations. For example, portfolio managers and traders are required to: act solely for the benefit of each client with undivided loyalty and to place the client's interests above their own interests; deal fairly and equitably with clients; not favor one client over another client; adhere to the client's investment guidelines, restrictions and risk constraints; avoid or seek to mitigate conflicts of interest; and allocate in a fair and equitable manner among all clients all investment advisory recommendations and all aggregated orders for multiple clients for the purchase or sale of securities. The Code of Ethics prohibits Advent employees from effecting the following personal securities transactions: (1) buying or selling public securities of any issuer while in possession of material nonpublic information about the issuer or its securities; (2) buying securities in an initial public offering; (3) buying convertible securities; (4) engaging in front running or other securities transactions that take unfair advantage of proposed, pending or executed securities transactions for clients; (5) engaging in unlawful market timing transactions involving shares of registered investment companies; and (6) buying a security during any applicable “blackout period” surrounding a client transaction in the same security. The code also requires employees to hold personal investments for a minimum period of time before selling.

Advent will place an order for the purchase or sale of securities or other investments for a client based on Advent’s determination of the suitability of that investment decision for the client and its consistency with applicable law. Advent will aggregate orders for multiple clients when each of the following conditions is met: (1) Advent expects that the aggregated order will result in best execution of the order for each participating client; (2) the aggregated order is consistent with the terms of the client’s investment management agreement; and (3) the aggregated order is reasonably practicable and appropriate under the facts and circumstances. Portfolio managers must consider on a pre-trade basis whether to create or participate in an aggregated order rather than execute a transaction through one or more individual orders. Advent expects there may be facts and circumstances under which it may be reasonable and/or necessary for a security to be transacted multiple times during a single trade date for single or multiple clients, in some cases through one or more individual orders, in other cases as part of one or more aggregated orders, and in still other cases through a combination of individual orders and aggregated orders. This may be due to the types of clients, differences in the timing of investment decisions for different clients throughout a trading day, different client needs for speed of execution versus the minimization of brokerage fees, the occurrence of news events involving the issuer of the security that have different investment implications for clients with different investment guidelines, and for other reasons that make use of a single aggregated order impracticable and/or inappropriate under the facts and circumstances or inconsistent with best execution.
Compensation
Advent portfolio manager compensation is comprised of a salary, with an annual performance bonus based upon a variety of factors, including, but not limited to, the overall success of the firm, an individual’s responsibility and his performance versus expectations and the performance of the accounts that the portfolio manager manages. Portfolio managers (including the fund’s portfolio managers) who manage Performance Fee Accounts may receive a portion of any performance-based compensation that may be payable to Advent by the underlying clients. Advent believes ownership interest in the firm is an important motivation for its employees, and senior employees (including the portfolio managers of the fund) have equity stakes in the firm to further motivate them by participating in the firm’s overall performance.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s).

Aegon Asset Management UK plc (“AAM”)
Transamerica Sustainable Equity Income
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Mark Peden, CFA	1	$501 million	4	$1.5 billion	1	$197 million
Robin Black	2	$570 million	3	$447 million	1	$197 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Mark Peden, CFA	0	$0	0	$0	0	$0
Robin Black	0	$0	0	$0	0	$0
Conflict of Interest
At AAM UK, individual portfolio managers may manage multiple accounts for multiple clients. In addition to the sub-advisory management of the funds, AAM UK manages separate accounts for institutions as well as various affiliated entities, which could create the potential for conflicts of interest. A conflict of interest, including but not limited to conflicts of interest when allocating investment opportunities, will arise when AAM UK is acting on behalf of the accounts of affiliated and unaffiliated clients. In each case, AAM UK recognizes the responsibility to treat all clients (including the funds) fairly and consistently, and portfolio decisions made for unaffiliated accounts will be consistent, where applicable, with the decisions made for affiliated accounts.
AAM UK strives to mitigate the potential for conflicts between and among accounts through its trade aggregation and allocation policy and procedures. AAM UK allocates investment opportunities among clients in a manner intended to result in fair and equitable treatment to clients over time. Factors that influence a decision to allocate investment opportunities among client accounts may include but are not limited to:
•
account investment objectives, guidelines, and constraints;
•
current account holdings, including asset class, sector, industry, and issuer concentrations, both on an absolute basis and relative to the account’s benchmark;
•
desired risk profiles of the account, including credit quality, maturity, or duration distributions, and the impact the proposed investment would have on these measures;
•
cash availability and future cash flow expectations;
•
legal, regulatory, and similar factors; and
•
allocation considerations based on criteria such as round-lot provisions or minimum transaction size.
Accounts that AAM UK manage may trade in the same securities. Given this, AAM UK typically combines transactions for different clients into aggregated orders. This practice can enable the firm to seek more favorable executions and net prices. Portfolio managers can use any method to allocate transactions among participating accounts, provided the method is consistent with AAM UK’s policy, is appropriately documented and, over time, no client is unduly favored over another.
In addition to the trade aggregation and allocation policy and procedures, AAM UK seeks to manage conflicts of interest between and among the funds and other client accounts through compliance with AAM UK’s Code of Ethics, internal review processes, and senior management oversight.
Further, in an effort to address any conflicts associated with a global research platform facilitated though a global sharing agreement with Aegon Investment Management B.V. (AIM) and Aegon USA Investment Management, LLC (AUIM), AAM UK has adopted certain policies and monitoring controls. AAM UK, AUIM and AIM independently manage investment strategies that separately utilize and depend on the global research platform. Conflicts of interest, or at least the appearance of conflicts, will arise when portfolio managers from each firm invest or trade in the same securities or issuers on behalf of their respective clients. These conflicts can include the advance access to investment research that results in the preferential treatment or the possibility of preferential allocation of securities trading opportunities that have limited availability. AAM UK has developed compliance policies and monitoring designed to reasonably ensure that the activities performed comply with applicable regulatory requirements and address material conflicts of interest.
Compensation
As of October 31, 2020, each portfolio manager’s compensation is provided directly by the sub-adviser and not by the funds. Each portfolio manager’s compensation consists of a fixed base salary and a variable performance incentive. The performance incentive is based on the following factors: the economic performance of the overall relevant portfolio manager’s asset class, including the performance of the relevant fund’s assets; leadership and communication with clients; assisting with the sub-advisers strategic goals; and earning results from the sub-adviser, Aegon Asset Management Holding B.V., and Aegon N.V.
The portfolio managers may also participate in the sub-adviser’s long-term compensation plan, which is awarded as deferred cash notionally invested in select sub-adviser’s strategies during the vesting period as described in the long-term compensation plan. Payout is based on a combination of personal employee, sub-adviser, Aegon Asset Management Holding B.V. and Aegon N.V. performance factors. Payout from the long-term incentive programs occurs after a 30-month vesting period following the performance year. Certain senior investment personnel will require a 42-month vesting period following the performance year.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s).

Aegon USA Investment Management, LLC (“AUIM”)
Transamerica Bond
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Bradley D. Doyle, CFA	6	$3.61 billion	8	$2.13 billion	15	$41.56 billion
Tyler A. Knight, CFA*	6	$7.02 billion	7	$3.31 billion	22	$11.71 billion
Jeremy Mead, CFA	1	$25 million	5	$2.15 billion	7	$3.51 billion
Brian W. Westhoff, CFA	6	$6.26 billion	7	$2.49 billion	17	$43.05 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Bradley D. Doyle, CFA	0	$0	0	$0	0	$0
Tyler A. Knight, CFA*	0	$0	0	$0	0	$0
Jeremy Mead, CFA	0	$0	0	$0	0	$0
Brian W. Westhoff, CFA	0	$0	0	$0	0	$0
* As of January 31, 2020
Transamerica Floating Rate
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
John F. Bailey, CFA	0	$0	0	$0	1	$49 million
Jason P. Felderman, CFA	0	$0	0	$0	1	$49 million
Zach Halstead	0	$0	0	$0	2	$483 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
John F. Bailey, CFA	0	$0	0	$0	10	$3.91 billion
Jason P. Felderman, CFA	0	$0	0	$0	10	$3.91 billion
Zach Halstead	0	$0	0	$0	10	$3.91 billion
Transamerica High Yield Bond
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Kevin Bakker, CFA	2	$259 million	13	$3.60 billion	14	$2.74 billion
Benjamin D. Miller, CFA	2	$259 million	13	$3.60 billion	14	$2.74 billion
James K. Schaeffer, Jr.	4	$2.24 billion	16	$4.71 billion	21	$3.04 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Kevin Bakker, CFA	0	$0	0	$0	1	$444 million
Benjamin D. Miller, CFA	0	$0	0	$0	1	$444 million
James K. Schaeffer, Jr.	0	$0	0	$0	11	$4.35 billion
Transamerica High Yield ESG
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Kevin Bakker, CFA	2	$2.83 billion	13	$3.60 billion	14	$2.74 billion
Benjamin D. Miller, CFA	2	$2.83 billion	13	$3.60 billion	14	$2.74 billion
James K. Schaeffer, Jr.	4	$4.81 billion	16	$4.71 billion	21	$3.04 billion

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles			Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Kevin Bakker, CFA	0	$0	0	$0	1	$444 million
Benjamin D. Miller, CFA	0	$0	0	$0	1	$444 million
James K. Schaeffer, Jr.	0	$0	0	$0	11	$4.35 billion
Transamerica Intermediate Bond
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Bradley D. Doyle, CFA	6	$3.64 billion	8	$2.13 billion	15	$41.56 billion
Tyler A. Knight, CFA	5	$8.57 billion	7	$2.52 billion	22	$11.54 billion
Brian W. Westhoff, CFA	6	$10.02 billion	7	$2.49 billion	17	$43.05 billion
Sivakumar N. Rajan	3	$4.96 billion	5	$996 million	7	$40.90 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Bradley D. Doyle, CFA	0	$0	0	$0	0	$0
Tyler A. Knight, CFA	0	$0	0	$0	0	$0
Brian W. Westhoff, CFA	0	$0	0	$0	0	$0
Sivakumar N. Rajan	0	$0	0	$0	0	$0
Transamerica Multi-Managed Balanced
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Bradley D. Doyle, CFA	6	$5.06 billion	8	$2.13 billion	15	$41.56 billion
Tyler A. Knight, CFA	5	$6.26 billion	7	$2.52 billion	22	$11.54 billion
Brian W. Westhoff, CFA	6	$7.71 billion	7	$2.49 billion	17	$43.05 billion
Sivakumar N. Rajan	3	$2.64 billion	5	$996 million	7	$40.90 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Bradley D. Doyle, CFA	0	$0	0	$0	0	$0
Tyler A. Knight, CFA	0	$0	0	$0	0	$0
Brian W. Westhoff, CFA	0	$0	0	$0	0	$0
Sivakumar N. Rajan	0	$0	0	$0	0	$0
Transamerica Short-Term Bond
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Tyler A. Knight, CFA	5	$3.59 billion	7	$2.52 billion	22	$11.54 billion
Doug Weih, CFA	6	$5.49 billion	3	$1.24 billion	8	$9.83 billion
Brian W. Westhoff, CFA	6	$5.04 billion	7	$2.47 billion	17	$43.05 billion
Norbert King	0	$0	2	$107 million	16	$42.56 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Tyler A. Knight, CFA	0	$0	0	$0	0	$0
Doug Weih, CFA	0	$0	0	$0	0	$0
Brian W. Westhoff, CFA	0	$0	0	$0	0	$0
Norbert King	0	$0	0	$0	0	$0

Transamerica Sustainable Bond
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Bradley D. Doyle, CFA	7	$5.49 billion	8	$2.13 billion	15	$41.56 billion
Charles Foster, CFA	2	$496 million	5	$1.06 billion	9	$3.13 billion
James Rich	1	$0	2	$54 million	5	$247 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Bradley D. Doyle, CFA	0	$0	0	$0	0	$0
Charles Foster, CFA	0	$0	0	$0	0	$0
James Rich	0	$0	0	$0	0	$0
Conflict of Interest
At AUIM, individual portfolio managers may manage multiple accounts for multiple clients. In addition to the sub-advisory management of the funds, AUIM manages separate accounts for institutions as well as various affiliated entities, which could create the potential for conflicts of interest. Affiliate relationships represent AUIM’s largest clients. A conflict of interest, including but not limited to conflicts of interest when allocating investment opportunities, will arise when AUIM is acting on behalf of the accounts of affiliated and unaffiliated clients. In each case, AUIM recognizes the responsibility to treat all clients (including the funds) fairly and consistently, and portfolio decisions made for unaffiliated accounts will be consistent, where applicable, with the decisions made for affiliated accounts. AUIM might provide certain investment research that it creates for its discretionary investment advisory clients to a non-discretionary affiliate client. Similarly, AUIM might prepare investment research for its non-discretionary affiliate client that could benefit its discretionary clients.
AUIM strives to mitigate the potential for conflicts between and among accounts through its trade aggregation and allocation policy and procedures. AUIM allocates investment opportunities among clients in a manner intended to result in fair and equitable treatment to clients over time. Factors that influence a decision to allocate investment opportunities among client accounts include but are not limited to: account investment objectives, guidelines, and constraints; current account holdings, including asset class, sector, industry, and issuer concentrations, both on an absolute basis and relative to the account’s benchmark; desired risk profiles of the account, including as applicable credit quality, maturity, or duration distributions, and the impact the proposed investment would have on these measures; cash availability and future cash flow expectations; and allocation considerations based on criteria such as round-lot provisions or minimum transaction size.
Many client accounts that AUIM manages trade in the same securities. Given this, AUIM typically combines transactions for different client accounts into aggregated (blocked) orders. This practice can enable the firm to seek more favorable executions and net prices. AUIM can use various methods to allocate blocked transactions among participating accounts, consistent with AUIM’s policy that, over time, no client is unduly favored over another.
Some fixed income accounts have certain restrictions or requirements that prevent them from participating in aggregated trades. These accounts will be traded in a different order or at a different time than accounts participating in blocked trades. Trading and execution costs for these accounts can be different (higher or lower) than the costs for accounts participating in aggregated transactions.
In an effort to facilitate the fair treatment among all our client accounts, AUIM strives not to consider factors such as: account performance, account fees, or our affiliate relationships when aggregating and allocating orders. In addition to the trade aggregation and allocation policy and procedures, AUIM seeks to manage conflicts of interest between and among the funds and other client accounts through compliance with AUIM’s Code of Ethics, internal review processes, and senior management oversight.
Further, in an effort to address any conflicts associated with a global research platform and a participating affiliate arrangement with Aegon Investment Management B.V. (AIM), AUIM has adopted certain policies and monitoring controls. AUIM and AIM independently manage investment strategies that separately utilize and depend on the global research platform. Conflicts of interest, or at least the appearance of conflicts, will arise when portfolio managers from each firm invest or trade in the same securities or issuers on behalf of their respective clients. These conflicts include the advance access to investment research that results in the preferential treatment or the possibility of preferential allocation of securities trading opportunities that have limited availability. These circumstances could also lead to preferential trade executions.
See also: in this SAI, Brokerage; Conflicts of Interest; and Sub-advisers.
Compensation
As of October 31, 2020, each portfolio manager’s compensation is provided directly by the sub-adviser and not by the funds. Each portfolio manager’s compensation consists of a fixed base salary and a variable performance incentive. The performance incentive is based on the following factors: the economic performance of the overall relevant portfolio manager’s asset class, including the performance of the relevant fund’s assets; leadership and communication with clients; assisting with the sub-advisers strategic goals; and earning results from the sub-adviser, Aegon Asset Management Holding B.V., and Aegon NV.
The portfolio managers may also participate in the sub-adviser’s long-term compensation plan, which is awarded as deferred cash notionally invested in select sub-adviser’s strategies during the vesting period as described in the long-term compensation plan. Payout is based on a combination of personal employee, sub-adviser, Aegon Asset Management Holding B.V. and Aegon N.V. performance factors. Payout from the long-term incentive programs occurs after a 30-month vesting period following the performance year. Certain senior investment personnel will require a 42-month vesting period following the performance year.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s), except as follows:
Portfolio Manager	Range of Securities Owned	Fund
Doug Weih, CFA	$1 - $10,000	Transamerica Bond
Brian W. Westhoff, CFA	$50,001 - $100,000	Transamerica Bond
John F. Bailey, CFA	$10,001 - $50,000	Transamerica Floating Rate
Kevin Bakker, CFA	$100,001 - $500,000	Transamerica High Yield Bond
Benjamin D. Miller, CFA	$10,001 - $50,000	Transamerica High Yield Bond
James K. Schaeffer, Jr.	$100,001 - $500,000	Transamerica High Yield Bond
Doug Weih, CFA	$1 - $10,000	Transamerica Short-Term Bond

Belle Haven Investments, L.P. (“Belle Haven”)
Transamerica Intermediate Muni
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Matthew Dalton	0	$0	1	$18.4 million	14,086	$10.95 billion
Brian Steeves	0	$0	0	$0	14,086	$10.95 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Matthew Dalton	0	$0	0	$0	0	$0
Brian Steeves	0	$0	0	$0	0	$0
Transamerica High Yield Muni
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Matthew Dalton	0	$0	1	$18.4 million	14,086	$10.95 billion
Brian Steeves	0	$0	0	$0	14,086	$10.95 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Matthew Dalton	0	$0	0	$0	0	$0
Brian Steeves	0	$0	0	$0	0	$0
Conflicts of Interest
A conflict of interest could occur when allocating trades amongst accounts. In order to prevent this conflict Belle Haven has adopted the following procedures.
Allocations/Aggregation
On occasion we purchase securities suitable for one or more of our investment strategies in smaller sizes referred to in the industry as odd lots, to take advantage of the pricing benefit of odd lots in the fixed income markets. An odd lot of bonds is a lot of a specific bond whose par value is less than one hundred thousand dollars ($100,000). Because of this approach each individual purchase generally will not be adequate to fill the portfolio requirements of all the accounts. Bonds are acquired based on various metrics and then allocated to the client account(s) that we believe are most suitable for such a security based on the allocation procedures listed below.
We may also purchase securities suitable for one or more of our investment strategies in round lots of greater than one hundred thousand dollars. Each individual round lot purchase may not be adequate to fill the portfolio requirements of all the accounts. Bonds are acquired based on various metrics and then allocated to the client account(s) that we believe are most suitable for such a security based on the allocation procedures listed below. There may be instances when a suitable account does not receive an allocation.
Pre Allocated Trades
Investment decisions to buy or sell certain securities for a particular account are dependent upon many factors, including, but not limited to the client's investment objective, cash needs or availability, tax considerations, target duration and credit quality. These considerations may result in a portfolio manager targeting certain securities for purchase or sale for an account(s) prior to the trade execution. These transactions will not go through the allocation process below but rather will be allocated to the account(s) for which the order was placed on a pre trade basis. In the instance that the order is not filled the bonds will be allocated on a pro rata basis unless the pro rata allocation violates a portfolio mandate in which instance the portfolio manager will use his discretion to allocate in the most equitable manner.
Purchase Allocation Procedures
We first determine the appropriate strategy(s) for a particular purchase based on the bonds’ characteristics. We then allocate, at our discretion, among accounts determined to be eligible, using a quantitative allocation system which utilizes several portfolio characteristics, a main part of which would be available cash on hand (so that the client that has the highest percentage of cash on hand relative to the value of the client’s portfolio would get an allocation of securities first). Other characteristics would include average coupon (interest rate) of the portfolio, duration (duration is a way to compare how different bonds will react to interest rate changes), state of origin as well as the bonds maturity and rating. Our goal in allocating securities in this quantitative manner is to treat all accounts fairly. Given the varying nature of investment objectives and restrictions, exceptions to this quantitative approach will occur. In these instances we will use our discretion to allocate in a fair and equitable fashion in accordance with a particular investment mandate.
Allocations For Mutual Fund Transactions
In the case where the Mutual Fund would participate with other clients of the Firm in an allocated trade, the allocation methods described above would apply, with the Mutual Fund being treated as another client in the allocation protocol.
In the instance where the Mutual Fund would participate in a pre allocated trade with other clients and the order is not filled, the Mutual Fund will receive its pro rata share of the executed trade.
Selling Allocation Procedures For All Strategies
Generally the sale of a security is a pre allocated trade as described above for a specific account. In the instance that a security is sold for an opportunistic or restructuring purpose and that security is held across multiple accounts we allocate the sale at our discretion among accounts, giving priority to clients with the lowest cash balance. Consideration is also taken to match the order size of the sale to the portfolio holdings in an effort to allocate in the most cost efficient and equitable manner. Odd lots may be less liquid than round lots potentially resulting in a lower sale price.
Compensation
Matthew Dalton is CEO of the firm and his compensation is a combination of salary and a bonus based on the profitability of the Firm.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s).

ClariVest Asset Management LLC (“ClariVest”)
Transamerica International Stock
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
David R. Vaughn, CFA	2	$63.8 million	5	$388.7 million	7	$113.3 million
Alex Turner, CFA	2	$63.8 million	5	$388.7 million	7	$113.3 million
Gashi Zengeni, CFA	2	$63.8 million	5	$388.7 million	5	$112.8 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
David R. Vaughn, CFA	0	$0	1	$57 million	0	$0
Alex Turner, CFA	0	$0	1	$57 million	0	$0
Gashi Zengeni, CFA	0	$0	1	$57 million	0	$0
Conflict of Interest
Because portfolio managers may manage multiple accounts for multiple clients, conflicts of interest may arise in connection with the portfolio managers' management of the fund’s investments on the one hand and the investments of other clients on the other hand. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the fund and the other clients for whom he manages an account. In addition, due to differences in the investment strategies or restrictions between the fund and the other clients, a portfolio manager may take action with respect to another client that differs from the action taken with respect to the fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account or otherwise provide more revenue to the investment adviser. While these factors may create conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities, the portfolio managers will endeavor to exercise their discretion in a manner that they believe is equitable to all interested persons.
Compensation
Compensation paid by ClariVest to its portfolio managers has two primary components: (1) base salary and (2) variable compensation. The portfolio managers also receive certain retirement, insurance, and other benefits that are broadly available to all ClariVest employees. The intent of this compensation plan is to achieve a market competitive structure with a high degree of variable compensation through participation in a bonus pool and other distributions. Salaries and variable compensation are influenced by the operating performance of ClariVest.
ClariVest seeks to compensate portfolio managers in a manner commensurate with their responsibilities, contributions and performance, and that is competitive with other firms within the investment management industry.
Bonuses are based on a variety of factors, including overall performance of the firm as well as individual contribution to the firm. Bonuses are not simply tied to individual product performance. ClariVest believes that payment of bonuses based on short term performance is counterproductive to the environment at ClariVest. All members of the investment team are expected to actively participate in ongoing research, some of which may not primarily benefit the product on which they are the named portfolio manager. Bonuses based on short term individual performance would not incent investment team members to do so.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s).

Goldman Sachs Asset Management, L.P. (“GSAM”)
Transamerica Asset Allocation – Conservative Portfolio
Transamerica Asset Allocation – Growth Portfolio
Transamerica Asset Allocation – Moderate Growth Portfolio
Transamerica Asset Allocation – Moderate Portfolio
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Michael Carapucci*	5	$18.0 billion	0	$0	0	$0
Neill Nuttall	21	$8.5 billion	19	$7.1 billion	80	$112.4 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Michael Carapucci*	0	$0	0	$0	0	$0
Neill Nuttall	0	$0	0	$0	2	$4.04 billion
* As of March 31, 2021
Conflict of Interest
GSAM is part of The Goldman Sachs Group, Inc. (together with its affiliates, directors, partners, trustees, managers, members, officers and employees, “Goldman Sachs”) a bank holding company. The involvement of GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs will present conflicts of interest with respect to your fund and will, under certain circumstances, limit your fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments, and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, derivatives dealer, lender, counterparty, agent and principal. In those and other capacities, Goldman Sachs and its affiliates advise clients in all markets and transactions and purchase, sell, hold and recommend a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for their own account or for the accounts of their customers, and have other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets and the securities and issuers in which your fund may directly and indirectly invest. Thus, it is expected that your fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and its affiliates perform or seek to perform investment banking or other services. As manager of your fund, GSAM receives management fees from the fund. In addition, GSAM’s affiliates may earn fees from relationships with your fund. Although these fees are generally based on asset levels, the fees are not directly contingent on fund performance, Goldman Sachs will still receive significant compensation from your fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of your fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as your fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of your fund. The results of your fund’s investment activities, therefore, will likely differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that your fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, your fund may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, your fund may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact your fund. In some cases, such adverse impacts may result from differences in timing of transactions by accounts relative to when your fund executes transactions in the same securities. Transactions by one or more Goldman Sachs advised clients or GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of your fund. Your fund’s activities will, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs and its affiliates provide a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it are expected to create markets or specialize in, have positions in and/or effect transactions in, securities of issuers held by your fund, and will likely also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates are expected to have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend your fund or who engage in transactions with or for your fund.
For a more detailed description of potential conflicts of interest, please refer to the language from GSAM’s ADV Part 2.

Compensation
Compensation for GSAM portfolio managers is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-3- and 5-year time horizons.
The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership.
As part of their year-end discretionary variable compensation and subject to certain eligibility requirements, portfolio managers may receive deferred equity-based and similar awards, in the form of: (1) shares of The Goldman Sachs Group, Inc. (restricted stock units); and, (2) for certain portfolio managers, performance-tracking (or “phantom”) shares of the GSAM mutual funds that they oversee or service. Performance-tracking shares are designed to provide a rate of return (net of fees) equal to that of the fund(s) that a portfolio manager manages, or one or more other eligible funds, as determined by senior management, thereby aligning portfolio manager compensation with fund shareholder interests. The awards are subject to vesting requirements, deferred payment and clawback and forfeiture provisions. GSAM, Goldman Sachs or their affiliates expect, but are not required to, hedge the exposure of the performance-tracking shares of a fund by, among other things, purchasing shares of the relevant fund(s).
Other Compensation—In addition to base salary and year-end discretionary variable compensation, the firm has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s).

J.P. Morgan Investment Management Inc. (“JPMorgan”)
Transamerica Core Bond
Portfolio Manager	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Richard Figuly, CFA	28	$68.32 billion	12	$16.57 billion	17	$7.31 billion
Steven Lear, CFA	5	$21.03 billion	4	$5.35 billion	11	$2.13 billion
Justin Rucker, CFA	14	$49.22 billion	6	$13.88 billion	29	$9.12 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Richard Figuly, CFA	0	$0	0	$0	1	$1.06 billion
Steven Lear, CFA	0	$0	0	$0	0	$0
Justin Rucker, CFA	0	$0	0	$0	1	$1.06 billion
* The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.
Transamerica Mid Cap Value
Portfolio Manager	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Lawrence Playford, CFA	13	$25.63 billion	1	$1.89 billion	38	$1.80 billion
Jonathan K. L. Simon	14	$26.91 billion	8	$8.04 billion	39	$1.88 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Lawrence Playford, CFA	0	$0	0	$0	0	$0
Jonathan K. L. Simon	0	$0	0	$0	0	$0
* The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.
Transamerica Multi-Managed Balanced
Portfolio Manager	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Tim Snyder, CFA	9	$7.58 billion	10	$3.89 billion	12	$8.69 billion
Raffaele Zingone, CFA	13	$21.85 billion	10	$3.81 billion	12	$8.80 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Tim Snyder, CFA	0	$0	1	$109 million	2	$489 million
Raffaele Zingone, CFA	0	$0	0	$0	3	$598 million
*The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.
Conflict of Interest
The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.
Responsibility for managing J.P. Morgan Investment Management Inc. (JP Morgan)’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.
JPMorgan and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. JPMorgan, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.
JPMorgan, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or JPMorgan Chase. JPMorgan and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan, or JPMorgan Chase or its clients.
JP Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JP Morgan’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts they manages to participate in an offering to increase JP Morgan’s or its affiliates’ overall allocation of securities in that offering.
A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manage accounts that engage in short sales of securities of the type in which the fund invests, JP Morgan or its affiliates could be seen as harming the performance of the fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the fund’s objectives.
The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JP Morgan and its affiliates have policies and procedures that seek to manage conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan’s Codes of Ethics and JPMC’s Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:
Orders received in the same security and within a reasonable time period from a market event (e.g., a change in a security rating) are continuously aggregated on the appropriate trading desk so that new orders are aggregated with current outstanding orders, consistent with JPMorgan’s duty of best execution for its clients. However, there are circumstances when it may be appropriate to execute the second order differently due to other constraints or investment objectives. Such exceptions often depend on the asset class. Examples of these exceptions, particularly in the fixed income area, are sales to meet redemption deadlines or orders related to less liquid assets.
If aggregated trades are fully executed, accounts participating in the trade will typically be allocated their pro rata share on an average price basis. Partially filled orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. Use of average price for execution of aggregated trade orders is particularly true in the equity area. However, certain investment strategies, such as the use of derivatives, or asset classes, such as fixed income that use individual trade executions due to the nature of the strategy or supply of the security, may not be subject to average execution price policy and would receive the actual execution price of the transaction. Additionally, some accounts may be excluded from pro rata allocations. Accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. Deviations from pro rata allocations are documented by the business. JPMorgan attempts to mitigate any potential unfairness by basing non-pro-rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan so that fair and equitable allocation will occur over time.
JP Morgan faces a conflict of interest in allocating the assets of Transamerica JPMorgan Asset Allocation - Conservative VP, Transamerica JPMorgan Asset Allocation - Growth VP, Transamerica JPMorgan Asset Allocation - Moderate Growth VP, Transamerica JPMorgan Asset

Allocation - Moderate VP and Transamerica JPMorgan International Moderate Growth VP (each a “portfolio”) because the underlying portfolios in which the portfolio invests include Transamerica Funds sub-advised by JP Morgan. Consistent with the portfolio’s objective and strategies, JP Morgan is permitted to invest any portion of a portfolio’s assets in underlying portfolios which it sub-advises. JP Morgan will receive additional fees when it allocates portfolio assets to an underlying portfolio it sub-advises. This conflict could provide JP Morgan with an incentive to allocate portfolio assets to an underlying portfolio it sub-advises rather than to another underlying portfolio investing in the same asset class sub-advised by another sub-adviser. Or, JP Morgan may have an incentive to increase a portfolio’s allocation to an asset class for which the only underlying portfolio is one which it sub-advises.
JP Morgan also faces a potential conflict of interest in allocating the assets of the portfolio when JP Morgan has business relationships with other sub-advisers of underlying portfolios in which the portfolio invests or with affiliates of those sub-advisers. Allocating portfolio assets to underlying portfolios managed by such sub-advisers may help to enhance JP Morgan’s relationships with such sub-advisers or their affiliates.
Compensation
JPMorgan’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.
In determining portfolio manager compensation, JPMorgan uses a balanced discretionary approach to assess performance against four broad categories: (1) business results; (2) risk and control; (3) customers and clients; and (4) people and leadership.
These performance categories consider short-, medium- and long-term goals that drive sustained value for clients, while accounting for risk and control objectives. Specifically, portfolio manager performance is evaluated against various factors including the following: (1) blended pre-tax investment performance relative to competitive indices, generally weighted more to the long-term; (2) individual contribution relative to the client’s risk/return objectives; and (3) adherence with JPMorgan’s compliance, risk and regulatory procedures.
Feedback from JPMorgan’s risk and control professionals is considered in assessing performance.
JPMorgan maintains a balanced total compensation program comprised of a mix of fixed compensation (including a competitive base salary and, for certain employees, a fixed cash allowance), variable compensation in the form of cash incentives, and long-term incentives in the form of equity based and/or fund-tracking incentives that vest over time. Long-term awards comprise up to 60% of overall incentive compensation, depending on an employee’s pay level.
Long-term awards are generally in the form of time-vested JPMC Restricted Stock Units (“RSUs”). However, portfolio managers are subject to a mandatory deferral of long-term incentive compensation under JPMorgan’s Mandatory Investor Plan (“MIP”). The MIP provides for a rate of return equal to that of the fund(s) that the portfolio managers manage, thereby aligning portfolio manager’s pay with that of their client’s experience/return. 100% of the portfolio manager’s long-term incentive compensation is eligible for MIP with 50% is allocated to the specific fund(s) they manage, as determined by their respective manager. The remaining portion of the overall amount is electable and may be treated as if invested in any of the other funds available in the plan or can take the form of RSUs.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s).

Kayne Anderson Capital Advisors, L.P. (“KACALP”)
Transamerica Energy Infrastructure

Portfolio Manager	Registered Investment Companies[1]		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
John C. Frey	3	$1.43 billion	11	$1.37 billion	11	$337.6 million
Fee Based Accounts[2] (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
John C. Frey	0	$0	8	$1.01 billion	3	$178.8 million
1 Includes 2 closed-end funds managed by KA Fund Advisors, LLC, an affiliated registered investment adviser of KACALP.
2 These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.
Conflict of Interest
KACALP and its affiliates, directors, officers, employees and personnel, including the entities and personnel who may be involved in the management or operations of the fund are engaged in a variety of businesses and have interests other than that of managing the fund. The broad range of activities and interests of KACALP gives rise to actual, potential and perceived conflicts of interest that could affect the fund and its shareholders.
KACALP manages or advises other funds in addition to the fund. Certain accounts have investment objectives similar to those of the fund and/or engage in transactions in the same types of securities and instruments as the fund. Such transactions could affect the prices and availability of the securities and instruments in which a fund invests, and could have an adverse impact on the fund’s performance. Other accounts may buy or sell positions while the fund is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the fund. A position taken by KACALP, on behalf of one or more other accounts, may be contrary to a position taken on behalf of the fund or may be adverse to a company or issuer in which the fund has invested.
The results of the investment activities of the fund may differ significantly from the results achieved for other accounts. KACALP may give advice, and take action, with respect to any current or future accounts that may compete or conflict with advice KACALP may give to, or actions KACALP may take for, the fund because of differing guidelines, risk profiles, timing issues and other possible considerations. KACALP will manage the assets of the fund in accordance with the investment mandate and guidelines of the fund.
KACALP’s fee arrangements may create an incentive to favor higher potential fee paying accounts over the fund in the allocation of investment opportunities. Similarly, KACALP or its affiliates and employees may have a significant proprietary investment in a fund or account, and KACALP may have an incentive to favor such fund or account to the detriment of the fund. KACALP’s procedures are designed to ensure that all investment decisions are made without consideration of KACALP’s (or its affiliates’ or employees’) pecuniary interest but, instead, in accordance with KACALP’s fiduciary duty to its clients.
From time to time, KACALP personnel may obtain, either voluntarily or involuntarily, material non-public information (that is not available to other investors) or other confidential information which, if disclosed, would likely affect an investor’s decision to buy, sell or hold a security. Such instances may arise if, for example, a KACALP employee serves on the board of directors of one of the companies in which KACALP invests. Accordingly, KACALP may be prohibited from communicating such information to, or using such information for the benefit of, KACALP clients, which could limit the ability of KACALP-managed accounts to buy, sell, or hold investments. KACALP has adopted an Insider Trading Policy, which establishes procedures reasonably designed to prevent the misuse of material non-public information by KACALP and its personnel. KACALP has also adopted an Ethical Wall Policy in order to minimize the likelihood that portfolio management teams will come into possession of material non-public information, thereby minimizing the likelihood that a particular team or portfolio manager will be precluded from taking action on behalf of clients. Nonetheless, the investment flexibility of KACALP may be constrained as a consequence of policies and related legal requirements.
Compensation
KACALP receives a fee based on the assets under management of the Real Assets Fund as set forth in the Investment Sub-Advisory Agreement between KACALP and the Adviser. The portfolio manager and KACALP share management fees after expenses, including analyst salaries and allocated overhead. The portfolio manager and KACALP also share in the management fees generated by separate accounts, privately offered pooled investment vehicles, and registered investment companies under management which generally have similar investment objectives and invest in the same securities and instruments as the fund. In some cases these accounts may also pay an incentive allocation based on the performance of the applicable portfolio.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s).

MetLife Investment Management, LLC (“MIM, LLC”)
Transamerica Emerging Markets Debt
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Todd Howard, CFA	3	$220.02 million	3	$932.79 million	11	$1.09 billion
Scott Moses, CFA	2	$207.45 million	3	$932.79 million	7	$964.52 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Todd Howard, CFA	0	$0	0	$0	0	$0
Scott Moses, CFA	0	$0	0	$0	0	$0
Conflicts of Interest
Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.
MIM, LLC has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect portfolio management decisions; however, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. MIM, LLC and/or its affiliates manage accounts certain accounts subject to performance-based fees or may have proprietary investments in certain accounts. The side-by-side management of the fund and these other accounts may raise potential conflicts of interest with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions. The performance of the fund’s investments could be adversely affected by the manner in which the MIM, LLC enters particular orders for all such accounts. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited supply and allocation of investment opportunities generally, could raise a potential conflict of interest, as MIM, LLC may have an incentive to allocate securities that are expected to increase in value to favored accounts. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.
MIM, LLC has adopted a policy to allocate investment opportunities in a fair and equitable manner among client accounts. Orders for the same security on the same day are generally aggregated consistent with MIM, LLC’s duty of best execution; however, purchases of fixed income securities cannot always be allocated pro rata across all client accounts with similar investment strategies and objectives. MIM, LLC will attempt to mitigate any potential unfairness using an objective methodology that in the good faith judgment of MIM, LLC permits a fair and equitable allocation over time.
MIM, LLC will manage the fund and other client accounts in accordance with their respective investment objectives and guidelines. As a result, MIM, LLC may give advice, and take action with respect to any current or future other client accounts that may be opposed to or conflict with the advice MIM, LLC may give to the fund, or may involve a different timing or nature of action than with respect to the fund. Where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increases the holding in such security. The results of the investment activities of the fund may differ significantly from the results achieved by MIM, LLC for other client accounts.
Compensation
MIM, LLC is a wholly owned subsidiary of MetLife, Inc. The program is a combination of short and long term elements to compensate investment professionals, and non-investment professionals, based on the overall financial success of the firm. The incentive program is primarily comprised of three elements:
Base salary: Base salaries are generally reviewed annually and are based on market competiveness.
(ii) Short Term Awards: Individual awards in the form of an annual cash bonus are discretionary and non-formulaic based on firm as well as individual performance. Bonus compensation for senior investment professionals comprises a majority of their total compensation. This portion of compensation is determined subjectively based on qualitative and quantitative factors. Compensation is impacted by the performance of investments under management (i.e., delivering investment performance to clients consistent with portfolio objectives, guidelines and risk parameters) as well as an individual’s qualitative contributions to the organization.

(iii) Long term Awards: Senior level employees are eligible to receive long term equity incentives. These create the motivation for strong individual and business performance over time and the opportunity for long-term alignment with shareholder return and employee retention.
An investment professional's short and long term awards and the compensation is not tied to any pre-determined or specified level of investment performance.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s), except as follows:
Portfolio Manager	Range of Securities Owned	Fund
Scott Moses, CFA	$1 - $50,000	Transamerica Emerging Markets Debt

Morgan Stanley Investment Management Inc. (“Morgan Stanley”)
Transamerica Capital Growth
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Dennis P. Lynch	23	$37.43 billion	21	$22.86 billion	17	$7.67 billion
Sam G. Chainani, CFA	22	$37.41 billion	20	$22.85 billion	16	$7.57 billion
Jason C. Yeung, CFA	22	$37.41 billion	20	$22.85 billion	16	$7.57 billion
David S. Cohen	22	$37.41 billion	20	$22.85 billion	16	$7.57 billion
Armistead B. Nash	22	$37.41 billion	20	$22.85 billion	16	$7.57 billion
Alexander T. Norton	22	$37.41 billion	20	$22.85 billion	16	$7.57 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Dennis P. Lynch	0	$0	0	$0	2	$581.7 million
Sam G. Chainani, CFA	0	$0	0	$0	2	$581.7 million
Jason C. Yeung, CFA	0	$0	0	$0	2	$581.7 million
David S. Cohen	0	$0	0	$0	2	$581.7 million
Armistead B. Nash	0	$0	0	$0	2	$581.7 million
Alexander T. Norton	0	$0	0	$0	2	$581.7 million
* Other Accounts excludes the assets and numbers of accounts in wrap fee programs that are managed using model portfolios.
Transamerica Large Growth
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Dennis P. Lynch	23	$37.43 billion	21	$22.86 billion	17	$7.67 billion
Sam G. Chainani, CFA	22	$37.41 billion	20	$22.85 billion	16	$7.57 billion
Jason C. Yeung, CFA	22	$37.41 billion	20	$22.85 billion	16	$7.57 billion
David S. Cohen	22	$37.41 billion	20	$22.85 billion	16	$7.57 billion
Armistead B. Nash	22	$37.41 billion	20	$22.85 billion	16	$7.57 billion
Alexander T. Norton	22	$37.41 billion	20	$22.85 billion	16	$7.57 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Dennis P. Lynch	0	$0	0	$0	2	$581.7 million
Sam G. Chainani, CFA	0	$0	0	$0	2	$581.7 million
Jason C. Yeung, CFA	0	$0	0	$0	2	$581.7 million
David S. Cohen	0	$0	0	$0	2	$581.7 million
Armistead B. Nash	0	$0	0	$0	2	$581.7 million
Alexander T. Norton	0	$0	0	$0	2	$581.7 million
* Other Accounts excludes the assets and numbers of accounts in wrap fee programs that are managed using model portfolios.
Conflict of Interest
MSIM and/or its affiliates (together “Morgan Stanley”) provide a broad array of discretionary and non-discretionary investment management services and products for institutional accounts and individual investors. In addition, Morgan Stanley is a diversified global financial services firm that engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of the fund. Morgan Stanley has advised clients and has sponsored, managed or advised other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with the fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley may also from time to time create new or successor Affiliated Investment Accounts that may compete with the fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.

Material Non-Public and Other Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to MSIM and its affiliates. If such information becomes available, MSIM may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. MSIM may also from time to time be subject to contractual ‘‘stand-still’’ obligations and/or confidentiality obligations that may restrict its ability to trade in certain investments on the fund’s behalf. In addition, MSIM and its affiliates may be precluded from disclosing such information to the individuals of MSIM responsible for managing the fund’s investments, even in circumstances in which the information would be beneficial if disclosed. Therefore, the individuals responsible for managing the fund’s investments may not be provided access to material non-public information in the possession of Morgan Stanley that might be relevant to an investment decision to be made by the fund, and MSIM may initiate a transaction or sell an investment that, if such information had been known to it, may not have been undertaken. In addition, certain individuals of MSIM responsible for managing the fund’s investments may be recused from certain investment-related discussions so that such members do not receive information that would limit their ability to perform functions of their employment with Morgan Stanley unrelated to that of the fund. Furthermore, access to certain parts of Morgan Stanley may be subject to third party confidentiality obligations and to information barriers established by Morgan Stanley in order to manage potential conflicts of interest and regulatory restrictions, including without limitation joint transaction restrictions pursuant to the 1940 Act. Accordingly, MSIM’s ability to source investments from other business units within Morgan Stanley may be limited and there can be no assurance that MSIM will be able to source any investments from any one or more parts of the Morgan Stanley network.
MSIM may restrict its investment decisions and activities on behalf of the fund in various circumstances, including because of applicable regulatory requirements or information held by MSIM or its affiliates. MSIM might not engage in transactions or other activities for, or enforce certain rights in favor of, the fund due to Morgan Stanley’s activities outside the fund (e.g., MSIM may refrain from making investments for the fund that would cause Morgan Stanley to exceed position limits or cause Morgan Stanley to have additional disclosure obligations and may limit purchases or sales of securities in respect of which Morgan Stanley is engaged in an underwriting or other distribution) and regulatory requirements, policies and reputational risk assessments.
Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. As a result of information barriers, MSIM generally will not have access, or will have limited access, to certain information and personnel in other areas of Morgan Stanley relating to business transactions for clients (including transactions in investing, banking, prime brokerage and certain other areas), and generally will not manage the fund with the benefit of information held by such other areas. Morgan Stanley, due to its access to and knowledge of funds, markets and securities based on its prime brokerage and other businesses, may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the fund in a manner that may be adverse to the fund, and will not have any obligation or other duty to share information with MSIM.
In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures, personnel on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” MSIM faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of MSIM to engage in or otherwise effect transactions on behalf of the fund (including purchasing or selling securities that MSIM may otherwise have purchased or sold for the fund in the absence of a wall crossing). In managing conflicts of interest that arise because of the foregoing, MSIM generally will be subject to fiduciary requirements. Information barriers also exist between certain businesses within MSIM, and the conflicts described herein with respect to information barriers and otherwise with respect to Morgan Stanley and MSIM will also apply to the businesses within MSIM. As a result, the fund may not be permitted to transact in (e.g., dispose of a security in whole or in part) during periods when it otherwise would have been able to do so, which could adversely affect the fund. Other investors in the security that are not subject to such restrictions may be able to transact in the security during such periods. There may also be circumstances in which, as a result of information held by certain portfolio management teams in MSIM, MSIM limits an activity or transaction for the fund, including if the fund is managed by a portfolio management team other than the team holding such information.
Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, MSIM and the individuals of MSIM responsible for managing the fund’s investments, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of the fund or its shareholders. The fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an Investment team may face conflicts in the allocation of investment opportunities among the fund and other investment funds, programs, accounts and businesses advised by or affiliated with MSIM. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for MSIM to favor such other accounts.
Morgan Stanley currently invests and plans to continue to invest on its own behalf and on behalf of its Affiliated Investment Accounts in a wide variety of investment opportunities globally. Morgan Stanley and its Affiliated Investment Accounts, to the extent consistent with applicable law and policies and procedures, will be permitted to invest in investment opportunities without making such opportunities available to the fund beforehand. Subject to the foregoing, Morgan Stanley may offer investments that fall into the investment objectives of an

Affiliated Investment Account to such account or make such investment on its own behalf, even though such investment also falls within the fund’s investment objectives. The fund may invest in opportunities that Morgan Stanley and/or one or more Affiliated Investment Accounts has declined, and vice versa. All of the foregoing may reduce the number of investment opportunities available to the fund and may create conflicts of interest in allocating investment opportunities. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the fund’s advantage. There can be no assurance that the fund will have an opportunity to participate in certain opportunities that fall within its investment objectives.
To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, MSIM has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of MSIM, including the fund, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of MSIM. The individuals of MSIM responsible for managing the fund’s investments review investment opportunities and will decide with respect to the allocation of each opportunity considering various factors and in accordance with the allocation policies and procedures. The allocation policies and procedures are subject to change. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the advantage of the fund.
It is possible that Morgan Stanley or an Affiliated Investment Account will invest in a company that is or becomes a competitor of a company of which the fund holds an investment. Such investment could create a conflict between the fund, on the one hand, and Morgan Stanley or the Affiliated Investment Account, on the other hand. In such a situation, Morgan Stanley may also have a conflict in the allocation of its own resources to the portfolio investment. Furthermore, certain Affiliated Investment Accounts will be focused primarily on investing in other funds which may have strategies that overlap and/or directly conflict and compete with the fund.
In addition, certain investment professionals who are involved in the fund’s activities remain responsible for the investment activities of other Affiliated Investment Accounts managed by MSIM and its affiliates, and they will devote time to the management of such investments and other newly created Affiliated Investment Accounts (whether in the form of funds, separate accounts or other vehicles), as well as their own investments. In addition, in connection with the management of investments for other Affiliated Investment Accounts, members of Morgan Stanley and its affiliates may serve on the boards of directors of or advise companies which may compete with the fund’s portfolio investments. Moreover, these Affiliated Investment Accounts managed by Morgan Stanley and its affiliates may pursue investment opportunities that may also be suitable for the fund.
MSIM and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, the fund even though such other clients’ investment objectives may be similar to those of the fund.
Client Relationships. Morgan Stanley has existing and potential relationships with a significant number of corporations, institutions and individuals. In providing services to its clients, Morgan Stanley may face conflicts of interest with respect to activities recommended to or performed for such clients, on the one hand, and the fund, its shareholders or the entities in which the fund invests, on the other hand. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to the fund.
In acting as principal or in providing advisory and other services to its other clients, Morgan Stanley may engage in or recommend activities with respect to a particular matter that conflict with or are different from activities engaged in or recommended by the Adviser on the fund’s behalf.
Principal Investments. To the extent permitted by applicable law, there may be situations in which the fund’s interests may conflict with the interests of one or more general accounts of Morgan Stanley and its affiliates or accounts managed by Morgan Stanley or their affiliates. This may occur because these accounts hold public and private debt and equity securities of many issuers which may be or become portfolio companies, or from whom portfolio companies may be acquired.
Investments in Portfolio Investments of Other Funds. To the extent permitted by applicable law, when the fund invests in certain companies or other entities, other funds affiliated with MSIM or its affiliates may have made or may be making an investment in such companies or other entities. Other funds that have been or may be managed by MSIM may invest in the companies or other entities in which the fund has made an investment. Under such circumstances, the fund and such other funds may have conflicts of interest (e.g., over the terms, exit strategies and related matters, including the exercise of remedies of their respective investments). If the interests held by the fund are different from (or take priority over) those held by such other funds, MSIM may be required to make a selection at the time of conflicts between the interests held by such other funds and the interests held by the fund.
Transactions with Affiliates. MSIM might purchase securities from underwriters or placement agents in which an affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. MSIM will not purchase securities on behalf of the fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by MSIM on behalf of the fund from an affiliate acting as a placement agent must meet the requirements of applicable law. Furthermore, Morgan Stanley may face conflicts of interest when the fund uses service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.

General Process with Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between MSIM, related persons of MSIM and/or their clients. The Advisers Act, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, MSIM has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. MSIM seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.
Compensation
Portfolio Manager Compensation Structure
Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Investment Management employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.
Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.
Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.
Incentive compensation may include:
•
Cash Bonus.
•
Deferred Compensation:
•
A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.
•
IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Advisor’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by Investment Management. Portfolio managers are required to notionally invest a minimum of 25% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.
•
Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Company, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the Firm’s consolidated financial results, constitutes a violation of the Firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.
Investment Management compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:
•
Revenue and profitability of the business and/or each fund/accounts managed by the portfolio manager
•
Revenue and profitability of the Firm
•
Return on equity and risk factors of both the business units and Morgan Stanley
•
Assets managed by the portfolio manager
•
External market conditions
•
New business development and business sustainability
•
Contribution to client objectives
•
Individual contribution and performance

Further, the Firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.
Other Accounts Managed by the Portfolio Managers
Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser and/or Sub- Advisers may receive fees from certain accounts that are higher than the fee it receives from the fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the fund. In addition, a conflict of interest could exist to the extent the Adviser and/or Sub-Advisers have proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s and/or Sub-Advisers’ employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser and/or Sub-Advisers manage accounts that engage in short sales of securities of the type in which the fund invests, the Adviser and/or Sub-Advisers could be seen as harming the performance of the fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser and/or Sub-Advisers have adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest.
Compensation
Portfolio Manager Compensation Structure
Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Investment Management employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.
Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.
Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.
Incentive compensation may include:
• Cash Bonus.
• Deferred Compensation:
• A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.
• IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Advisor’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by Investment Management. Portfolio managers are required to notionally invest a minimum of 25% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.
• Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Company, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the Firm’s consolidated financial results, constitutes a violation of the Firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.
Investment Management compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

• Revenue and profitability of the business and/or each fund/accounts managed by the portfolio manager
• Revenue and profitability of the Firm
• Return on equity and risk factors of both the business units and Morgan Stanley
• Assets managed by the portfolio manager
• External market conditions
• New business development and business sustainability
• Contribution to client objectives
• Individual contribution and performance
Further, the Firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.
Other Accounts Managed by the Portfolio Managers
Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser and/or Sub- Advisers may receive fees from certain accounts that are higher than the fee it receives from the fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the fund. In addition, a conflict of interest could exist to the extent the Adviser and/or Sub-Advisers have proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s and/or Sub-Advisers’ employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser and/or Sub-Advisers manage accounts that engage in short sales of securities of the type in which the fund invests, the Adviser and/or Sub-Advisers could be seen as harming the performance of the fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser and/or Sub-Advisers have adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s).

Pacific Investment Management Company LLC (“PIMCO”)
Transamerica Total Return
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Mark Kiesel	23	$160.5 billion	43	$64.2 billion	103	$82.8 billion
Scott Mather	21	$114 billion	19	$14.1 billion	89	$45.4 billion
Mohit Mittal	29	$131 billion	22	$38.4 billion	145	$99.6 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Mark Kiesel	0	$0	1	$175.7 million	5	$2.56 billion
Scott Mather	0	$0	0	$0	7	$5.4 billion
Mohit Mittal	0	$0	2	$2.5 billion	6	$1.53 billion
Conflict of Interest
From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the funds, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the funds. The other accounts might also have different investment objectives or strategies than the funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the funds. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies or redeem shares of a fund in a manner beneficial to the investing account but detrimental to the fund. Conversely, PIMCO’s duties to the funds, as well as regulatory or other limitations applicable to the funds, may affect the courses of action available to PIMCO-advised accounts (including certain funds) that invest in the funds in a manner that is detrimental to such investing accounts.
Because PIMCO is affiliated with Allianz SE, a large multi-national financial institution (together with its affiliates, “Allianz”), conflicts similar to those described below may occur between the funds or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the funds or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the funds or other accounts managed by PIMCO. In addition, because certain Clients (as defined below) are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.
Knowledge and Timing of Portfolio Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a fund. Because of their positions with the funds, the portfolio managers know the size, timing and possible market impact of a fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a fund.
Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more funds or other accounts managed by PIMCO (each a “Client,” and collectively, the “Clients”), but may not be available in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the funds and certain pooled investment vehicles, including investment opportunity allocation issues.
From time to time, PIMCO may take an investment position or action for a Client that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients, including Clients that are PIMCO affiliates, in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.
Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.
In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.
Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.
PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.
In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.
Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.
From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).
PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.
PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.
The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in funds) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.
Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).
Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the funds and such other accounts on a fair and equitable basis over time.
PIMCO has implemented policies and procedures relating to, among other things, portfolio management and trading practices, personal investment transactions, insider trading, gifts and entertainment, and political contributions that seek to identify, manage and/or mitigate actual or potential conflicts of interest and resolve such conflicts appropriately if they occur. PIMCO seeks to resolve any actual or potential conflicts in each client’s best interest. For more information regarding PIMCO’s actual or potential conflicts of interest, please refer to Item 10 and Item 11 in PIMCO’s Form ADV, Part 2A, attached as Exhibit B.
Portfolio Manager Compensation
PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:
•
PIMCO’s pay practices are designed to attract and retain high performers;
•
PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic, and meritocracy;
•
PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and
•
PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.
The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:
Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.
Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:
•
Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;
•
Consistency of investment performance across funds of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;
•
Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;
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Contributions to mentoring, coaching and/or supervising members of team;
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Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of funds;
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With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.
PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.
Deferred Compensation – The Long Term Incentive Plan (“LTIP”) is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.
•
The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.
Eligibility to participate in LTIP is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s).

Peregrine Capital Management, LLC (“Peregrine”)
Transamerica Small Cap Value
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Jason R. Ballsrud, CFA	1	$472.6 million	1	$3.1 million	3	$222.3 million
Tasso H. Coin, Jr., CFA	1	$472.6 million	1	$3.1 million	3	$222.3 million
Douglas G. Pugh, CFA	1	$472.6 million	1	$3.1 million	3	$222.3 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jason R. Ballsrud, CFA	0	$0	0	$0	1	$293.2 million
Tasso H. Coin, Jr., CFA	0	$0	0	$0	1	$293.2 million
Douglas G. Pugh, CFA	0	$0	0	$0	1	$293.2 million
Conflict of Interest
Peregrine seeks to minimize conflicts of interest by treating all clients fairly within each investment style. We do not foresee any material conflicts of interest in connection with the management of the Funds’ investments and other clients. All portfolios with comparable objectives and constraints are team managed. Peregrine Small Cap Value trades are allocated on a pro-rata basis across all client accounts. Peregrine does not have affiliates. Employees must pre-clear personal security transactions and disclose outside business activities.
Compensation
The compensation plan for our investment professionals has been structured to allow each member to participate fully in the success of their investment style. Peregrine’s portfolio managers are compensated with a competitive base salary plus incentives that are tied to investment performance, new client additions and client retention. Compensation is intentionally aligned with the interest of our clients. Finally, a portion of incentive compensation is tied to one, three and five-year investment performance relative to standard industry indices.
There is no compensation tied to individual portfolio manager performance. This deliberate decision was driven by our belief that all decisions are made as a team, and therefore, there is shared responsibility for all outcomes.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s), except as follows:
Portfolio Manager	Range of Securities Owned	Fund
Jason R. Ballsrud, CFA	$500,000 - $1,000,000	Transamerica Small Cap Value
Douglas G. Pugh, CFA	$500,000 - $1,000,000	Transamerica Small Cap Value

PineBridge Investments LLC (“PineBridge”)

Transamerica Inflation Opportunities
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Robert A. Vanden Assem, CFA	9	$3.07 billion	14	$3.08 billion	15	$4.96 billion
Roberto Coronado	6	$3.22 billion	5	$1.01 billion	3	$3.03 billion
Gunter H. Seeger	4	$1.96 billion	0	$0	0	$0
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Robert A. Vanden Assem, CFA	0	$0	0	$0	3	$3.03 billion
Roberto Coronado	0	$0	0	$0	0	$0
Gunter H. Seeger	0	$0	0	$0	0	$0
Transamerica Unconstrained Bond
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Peter Hu, CFA	3	$2.12 billion	12	$4.40 billion	3	$1.32 billion
Michael J. Kelly, CFA	7	$4.14 billion	17	$5.58 billion	8	$2.46 billion
Steven Oh, CFA	1	$1.59 billion	7	$7.07 billion	14	$4.42 billion
Robert A. Vanden Assem, CFA	9	$3.07 billion	14	$3.08 billion	15	$4.96 billion
Roberto Coronado	6	$3.25 billion	5	$1.01 billion	3	$3.03 billion
Gunter H. Seeger	4	$1.96 billion	0	$0	0	$0
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Peter Hu, CFA	0	$0	1	$315 million	1	$350 million
Michael J. Kelly, CFA	0	$0	2	$317 million	1	$350 million
Steven Oh, CFA	0	$0	0	$0	0	$0
Robert A. Vanden Assem, CFA	0	$0	0	$0	3	$849 million
Roberto Coronado	0	$0	0	$0	0	$0
Gunter H. Seeger	0	$0	0	$0	0	$0
Conflict of Interest
PineBridge recognizes that it may be subject to a conflict of interest with respect to allocations of investment opportunities and transactions among its clients. To mitigate these conflicts, PineBridge’s policies and procedures seek to provide that investment decisions are made in accordance with the fiduciary duties owed to such accounts and without consideration of PineBridge’s economic, investment or other financial interests. Personal securities transactions by an employee may raise a potential conflict of interest when an employee trades in a security that is considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client, in that the employee may be able to personally benefit from prior knowledge of transactions for a client by trading in a personal account. PineBridge has policies to address potential conflicts of interest when its employees buy or sell securities also bought or sold for clients. Under certain circumstances, conflicts may arise in cases where different clients of PineBridge invest in different parts of a single issuer’s capital structure, including circumstances in which one or more PineBridge clients may own private securities or obligations of an issuer and other PineBridge clients may own public securities of the same issuer. Such conflicts of interest will be discussed and resolved on a case-by-case basis and will take into consideration the interest of the relevant clients, the circumstances giving rise to the conflict, and applicable regulations. For a more detailed discussion of conflicts of interest, please refer to PineBridge Investments LLC’s Form ADV Part 2.
Compensation
Provided below is an overview of our compensation program for all PineBridge professionals. Besides a base salary, which is consistent with regional market levels for the retention of superior staff, professionals’ incentives are as follows:
Bonus Criteria for Professionals
Bonus compensation for professionals is based on a discretionary plan combined with the overall performance of the Firm. PineBridge’s compensation structure does not provide any incentive for personnel to take undue risk.
We have provided an overview of our compensation program for all PineBridge professionals below:

Portfolio managers, analysts, and traders are evaluated on the pre-tax performance of the securities and portfolios they manage and/or trade compared to relevant index and peer group benchmarks. While performance is reported quarterly, a full-year performance review is completed as part of the annual bonus process. Research analysts are evaluated based on the value that their recommendations contribute to the performance of the portfolio on both an annual and multi-year basis.
Additional criteria used to evaluate professionals include:
•
quality of work
•
job knowledge
•
entrepreneurship
•
initiative
•
problem solving/creativity
•
decision making
•
accountability for results
•
judgment
•
adaptability
•
planning and organizing
•
communication
•
interpersonal skills
Additional criteria for managers include:
•
staff management
•
staff development
•
business management
Employee equity grants are merit-based. Seniority, tenure and performance are among the factors take into consideration. The Firm has the right to repurchase the vested equity of terminated employees. Employees cannot sell their equity; however, upon retirement, employees have the right to sell their equity to the firm.
There is no relationship between the portfolio manager’s earnings and growth in AUM.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s).

Ranger Investment Management, L.P. (“Ranger”)
Transamerica Small Cap Growth
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
W. Conrad Doenges	5	$322.7 million	4	$125.1 million	23	$1.1 billion
Andrew Hill	5	$322.7 million	4	$125.1 million	23	$1.1 billion
Joseph LaBate	5	$322.7 million	4	$125.1 million	23	$1.1 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
W. Conrad Doenges	0	$0	1	$58.8 million	0	$0
Andrew Hill	0	$0	1	$58.8 million	0	$0
Joseph LaBate	0	$0	1	$58.8 million	0	$0
Conflicts of Interest
Ranger recognizes that there are conflicts of interests which are common to the investment industry and/or specific to Ranger, and implements policies and procedures which seek to mitigate such conflicts.
As a fiduciary, Ranger has an affirmative duty to act in the best interests of its clients and to make full and fair disclosure of material facts, particularly where Ranger’s interests may conflict with those of its clients. Ranger’s compliance program requires each employee to act with integrity, competence, diligence, respect, and in an ethical manner when dealing with current and prospective clients, other employees and colleagues in the investment profession, and other participants in the global capital markets. Ranger expects employees to place the interests of clients above their own personal interest and to avoid any actual or potential conflicts of interest.
Multiple Clients
Ranger manages client accounts other than Transamerica Small Cap Growth. An inherent conflict to an advisor managing more than one client account is the potential for one client to receive less time, attention or investment opportunity than another client with either more assets under management or a more lucrative fee structure. Ranger’s compliance program addresses this potential conflict by requiring that orders for securities are aggregated and allocated on a pro rata basis in accordance with each account’s investment guidelines as determined exclusively by Ranger’s portfolio manager or his designee. Differences in allocation proportions may occur due to tax considerations, avoidance of odd lots or de minimis numbers of shares, and investment strategies of the accounts. In order to verify compliance with these policies and procedures, Ranger conducts regular reviews of the order allocation process.
As a general matter, Ranger believes that aggregation and pro rata allocation of orders for multiple client accounts is consistent with its duty to seek best execution for its clients. However, in any case in which Ranger believes that aggregation and pro rata allocation of a client order is not consistent with its duty to seek best execution, it will not affect the transaction on an aggregated basis.
Personal Trading
Potential conflicts of interest may exist with respect to the personal trading activities of an advisor’s employees in relation to trading on behalf of such advisor’s clients. An employee trading securities in his or her account prior to trading the same security on behalf of clients (commonly known as “front-running”) is an example of such a conflict. To mitigate this conflict, Ranger requires employees to adhere to certain personal trading procedures overseen by the compliance team. For example, employees are required to receive pre-clearance from a member of Ranger’s compliance team prior to engaging in securities transactions in their personal accounts or securities transactions in personal accounts may, in the alternative, be prohibited by the Firm. Employees may purchase or sell a security once such employee has complied with the preclearance and other personal security transaction policies set forth in Ranger’s compliance program, which oversees the prohibition against front running client accounts and/or acting upon inside information. This process, verification of adherence and record keeping is partially facilitated through the use of specific compliance software as well as regular monitoring and risk-based testing procedures conducted by the compliance team.
Soft Dollars
Ranger seeks to employ a soft dollar policy that falls within the safe harbor established by Section 28(e) of the Securities Exchange Act of 1934. Ranger’s use of soft dollar credits to pay for research and brokerage products or services might otherwise be borne by Ranger. Accordingly, there is a potential conflict of interest between a client’s interests in obtaining best execution and Ranger’s receipt of and payment for research through brokerage allocations as described above. To the extent Ranger obtains brokerage and research services that it otherwise would acquire at its own expense, Ranger may have incentive to place a greater volume of transactions or pay higher commissions than would otherwise be the case.

Research services, as that term is used in Section 28(e)(3), may include both services generated internally by a broker’s own research staff and services obtained by the broker from a third-party research firm. The research services obtained may include a broad variety of financial and related information and services, including written or oral research and information relating to the economy, industries or industry segments, a specific company or group of companies, software or written financial data, electronic or other quotations or market information systems, financial or economic programs or seminars, or other similar services or information Ranger believes enhances its advisory functions and services. The soft dollar research Ranger obtains normally benefits many accounts rather than just the one(s) for which the order is being executed, and Ranger may not use all research in connection with the account(s) which paid commissions to the broker providing the research.
Generally, Ranger will attempt to place portfolio transactions with broker dealers who, in its opinion, provide the best combination of price and execution (including brokerage commissions). However, Ranger may pay a broker dealer a commission for effecting a transaction in excess of commission charged by another broker or dealer as long as Ranger makes a good faith determination that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer.
To mitigate potential conflict of interest posed by soft dollar usage, Ranger implements compliance procedures to actively monitor soft dollar usage in context to its best execution policy. In addition, Ranger maintains an internal allocation procedure to identify those brokers who provided it with research and execution services that Ranger considers useful to its investment decision-making process.
Compensation
Ranger’s portfolio managers are equity principals of the Firm and are entitled to participate in the profitability of the Firm. The portfolio managers are generally also entitled to a salary and a variable annual bonus.
Bonuses are a function of Ranger’s revenues, asset growth, how well the overall portfolio has performed, a portfolio manager’s contribution to the client service function, input to the investment process, willingness to work in a team environment, and such portfolio manager’s individual performance in comparison to comparable sectors of the Russell 2000 Growth Index.
Portfolio managers are also compensated indirectly through benefit programs such as 401(k) matching and fully paid healthcare packages.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s).

Rockefeller & Co. LLC (“Rockefeller”)
Transamerica Global Equity
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
David P. Harris, CFA	3	$699.8 million	22	$2.93 billion	222	$3.23 billion
Michael Seo, CFA	3	$699.8 million	16	$2.23 billion	198	$2.74 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
David P. Harris, CFA	0	$0	0	$0	0	$0
Michael Seo, CFA	0	$0	0	$0	0	$0
Compensation
The Portfolio Managers’ compensation consists of a combination of competitive base salary, a discretionary annual bonus, and in the case of Managing Directors, participation in an Executive Valuation Multiplier Plan. The Executive Valuation Multiplier Plan is designed to foster an environment focused on long-term alignment with our clients and stakeholders. The determination of bonus compensation is based on individual, team and overall company performance, as well as the performance of our clients' portfolios. The bonus is discretionary although metrics, such as individual alpha creation, are a factor in the decision-making process.
Conflicts of Interest
Potential conflicts of interest may arise in connection with the Portfolio Managers’ management of the Funds’ investments and the management of the investments of “other accounts”. The other accounts may have the same or similar investment objectives and strategies as the Funds but may be subject to different management fee structures than the Funds. Therefore, a potential conflict of interest may arise as a result of the similarities in investment objectives and strategies, whereby the Portfolio Managers could favor one account over another. Another potential conflict could include the Portfolio Managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Managers could use this information to the advantage of other accounts and to the disadvantage of the Funds. The Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any share of the fund(s).

Rothschild & Co Asset Management US Inc. (“Rothschild”)
Transamerica Large Cap Value
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Paul Roukis, CFA	4	$1.4 billion	1	$19.2 million	22	$1.1 billion
Jeff Agne	4	$1.4 billion	1	$19.2 million	35	$1.8 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Paul Roukis, CFA	1	$115.8 million	0	$0	0	$0
Jeff Agne	1	$115.8 million	0	$0	0	$0
Conflict of Interest
Rothschild & Co has established a Conflicts Committee, which is a sub-committee of the Risk Management Committee. The Conflicts Committee is delegated with the responsibility to conduct an appropriate review of, and make recommendations to, our management on the course of action for any conflict or potential conflict of interest that may arise in the conduct of our business and with respect to the accounts we advise.
In addressing potential conflicts of interest, we will consider, and will disclose to clients, the following issues, among others, and will also explain how we address each potential conflict of interest. This list provides examples of conflicts we face and is not exhaustive. The Conflicts Committee creates and maintains a comprehensive matrix of the conflicts we identify and manage.
A. Brokerage and Investment Discretion
1. Equitable Treatment of Accounts
We have a potential conflict of interest because we manage multiple client accounts in the same or similar investment strategies. In addition, we may receive performance-based compensation or higher management fees from certain client accounts, or we or our employees may have made investments in a client account, such as our commingled funds. Accordingly, we may be inclined have an incentive to favor certain accounts over others. Our Trade Order, Aggregation, and Allocation Policy is included in the Compliance Manual and is disclosed in our Form ADV Part 2A.
B. Personal Trading and Employee Activities
1. Personal Trading
We have a fiduciary obligation to ensure that our clients’ interests are put before the Employees’ personal interests with respect to personal trading. Accordingly, we adopted a general ban on personal trading of Covered Securities, subject to limited exceptions requiring pre-clearance. Our Personal Trading Policies and Procedures are included in the Compliance Manual and disclosed in our Form ADV Part 2A.
2. Outside Business Activities
Since we permit employees to engage in outside business activities, there is the potential that such activities will conflict with an employee’s duties to the Firm and our clients. Outside business activities may include circumstances where we conduct or may conduct business with an entity in which an employee has a personal interest. Our Policies and Procedures Regarding Outside Business Activities and Financial Interests are included in the Compliance Manual.
3. Business Gifts and Entertainment
Our employees may periodically provide to or receive gifts and business entertainment from clients, vendors, and other persons with whom we conduct or may conduct business. Gifts and entertainment may also be considered efforts to gain unfair advantages or may impair our ability to act in the best interests of our clients. We established a Gifts and Entertainment Policy, which is included in the Compliance Manual, to address these potential conflicts of interest.
4. Political Contributions
We and our employees may make, subject to certain pre-approval requirements, political contributions to officials of government entities who are in positions to influence the award of advisory business or to candidates for such office. Such political contributions may improperly influence a government entity’s decision to invest its assets with the Firm. We established Policies and Procedures against Pay-to-Play Practices, which are included in the Compliance Manual, to address these potential conflicts of interest.

5. Reporting Illegal or Unethical Behaviour
Unethical or illegal conduct on the part of employees can damage our reputation and impair our ability to meet our fiduciary duties to clients. Our policies and procedures regarding the reporting of illegal or unethical behavior by our employees are included in our Code of Ethics.
C. Insider Trading
Portfolio managers and other employees may receive, whether intentionally or inadvertently, material non-public information. We established Policies and Procedures to prevent Insider Trading, which are included in the Compliance Manual.
D. Value Added Investors
Our individual advisory clients and commingled fund investors may be executive officers or board members of publicly-traded companies or financial services companies such as hedge funds or private equity firms (collectively, “Value Added Investors”). Our clients are required to disclose in our investment management agreement or commingled fund subscription document whether they is a Value Added Investors, and if so, the companies associated with them. The Compliance Department maintains a list of any companies associated with Value Added Investors. In order to prevent potential trading conflicts or trading on material non-public information, a restriction is placed in our order management system on trading in securities of such companies associated with Value Added Investors. As a result, our investment team cannot trade client accounts in such securities without prior approval from the Compliance Department. In reviewing personal trading pre-approval requests, the Compliance Department will check the request against the Value Added Investor Companies list to identify potential conflicts. The inclusion of a security on the list may result in the denial of the pre-approval request.
E. Proxy Voting
We may be in a position where our interests conflict with the best interests of the client when determining how to vote client proxies. We established Proxy Voting Policies and Procedures, which are included in the Compliance Manual and disclosed in our Form ADV Part 2A, to address these potential conflicts of interest.
F. Pilot Accounts
We may face a potential conflict in allocation of investment opportunities to pilot (seeded) strategies where a substantially similar client-funded strategy is managed by the same portfolio management team.
Pilot strategies are seeded by our proprietary funds and/or our affiliates, and the portfolio managers seek to create an attractive track record in a pilot strategy. Therefore, there is a potential incentive for a portfolio manager to allocate the most attractive investment opportunities to pilot strategies potentially at a disadvantage to similar client-funded strategies. As of December 2020, there are no substantially similar pilot and client-funded strategies managed by the same portfolio managers. If such situation arises in the future, we will address the potential conflict and create appropriate controls.
G. Identification of Affiliated Persons/Entities
In order to identify potential conflicts of interests, we identify persons and entities who are affiliated with the Firm, including accounts and products in which we may have a proprietary interest. This list includes affiliates of Rothschild & Co and the affiliates of any Mutual Funds for which we serve as sub-advisor.
Compensation
Our investment professionals are eligible for attractive compensation packages comprised of base salaries, deferred bonuses in their investment strategies, as well annual bonus compensation. The deferred compensation aspect of an employee’s annual bonus allows senior leadership/investment personnel to invest in our strategies. We believe this increases an already strong retention rate and further strengthens our confidence in our investment process and philosophy. Bonuses vary and are ultimately determined by our CIO. Bonuses for investment professionals are based primarily on their contributions as portfolio managers and/or analysts, but also incorporate other intangibles contributing to our overall success.
Bonuses are based on both objective (measurable) and qualitative criteria:
Analyst Responsibilities	Portfolio Manager Responsibilities	Other
Objective	Objective	-Participation in business development.
-The relative performance of the stock recommendations.	-The portfolio’s performance relative to the respective benchmark as well as versus peers.	-Participation in business development

Analyst Responsibilities	Portfolio Manager Responsibilities	Other
Qualitative	Qualitative	-Collaboration with team members.
-Thoughtfulness in stock analysis.	-Consideration of our rigorous risk controls.	-Long-term potential contribution.
-Adherence to our disciplined research process.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s).

Systematic Financial Management, L.P. (“Systematic”)
Transamerica Small/Mid Cap Value
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Kenneth Burgess, CFA	1	$182 million	0	$0	106	$1.45 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Kenneth Burgess, CFA	0	$0	0	$0	0	$0
Conflict of Interest
Portfolio managers of Systematic Financial Management, LP (“Systematic”) oversee the investment of various types of accounts in the same strategy, such as mutual funds, pooled investment vehicles and separate accounts for individuals and institutions. The simultaneous management of these diverse accounts and specific client circumstances may create perceived conflicts of interest related to differences in the investment management fees charged and unequal time and attention devoted to certain accounts. However, Systematic recognizes its affirmative duty to treat all accounts fairly and equitably over time and maintains a series of controls in furtherance of this goal.
Generally, portfolio managers apply investment decisions to all accounts utilizing a particular strategy on a pro rata basis, while also accounting for varying client circumstances, including client objectives and preferences, instructions, restrictions, account size, cash availability and current specific needs. Nevertheless, during the normal course of managing assets for multiple clients of different types and asset levels, portfolio managers may encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of our clients. Those of a material nature that are encountered most frequently involve, without limitation, investment security selection, employee personal securities trading, proxy voting and the allocation of investment opportunities. To mitigate these potential conflicts and ensure its clients are not negatively impacted by the adverse actions of Systematic or its employees, Systematic has implemented a series of policies and procedures that are overseen by compliance professionals and, in Systematic’s view, reasonably designed to prevent and detect conflicts.
For example, Systematic’s Code of Ethics restricts employees’ personal securities trading, forbids employees from giving, soliciting or accepting inappropriate gifts and entertainment and requires employees to receive explicit approval prior to serving as a board member or officer of a public company or rendering outside investment advice. Additionally, to effectively remove conflicts of interest related to voting proxies for accounts that have delegated such authority to Systematic, Systematic has a Proxy Voting Policy that provides for an independent third-party proxy voting agent, which agent’s pre-determined voting policy guidelines Systematic has adopted. Systematic’s Allocation and Aggregation and Trade Error Correction policies similarly seek to reduce potential conflicts of interest by promoting the fair and equitable allocation of investment opportunities among client accounts over time and the consistent resolution of trading errors.
Notably, Affiliated Managers Group, Inc. (NYSE: AMG), a publicly traded asset management company, holds its equity interest in Systematic through its holding companies Titan NJ LP Holdings LLC and Titan NJ GP Holdings, Inc. Systematic operates independently as a separate, autonomous affiliate of AMG, which has equity investments in a group of investment management firms including Systematic. The AMG Affiliates do not formulate advice for Systematic’s clients and do not, in Systematic’s view, present any potential conflict of interest with Systematic’s clients.
Compensation
The compensation package for portfolio manager Kenneth Burgess, CFA consists of a fixed base salary and a share of Systematic’s revenues. Total compensation is influenced by Systematic’s overall revenues and therefore is based in part on the aggregate performance of all of Systematic’s portfolios. Portfolio managers are not compensated solely on the basis of the performance of, or the value of assets held in, any product managed by Systematic. Moreover, the portfolio managers are provided with a benefits package, including health insurance, and participation in a company 401(K) plan, comparable to that received by other Systematic employees.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s), except as follows:
Portfolio Manager	Range of Securities Owned	Fund
Kenneth Burgess, CFA	$100,001 - $500,000	Transamerica Small/Mid Cap Value

TDAM USA Inc. (“TDAM USA”)
Transamerica International Growth
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Michael E. Brown, CFA*	0	$0	2	$483.5 million	0	$0
Alfred Li, CFA	0	$0	2	$242 million	0	$0
Jeff Tiefenbach, CFA	0	$0	5	$663 million	11	$5.6 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Michael E. Brown, CFA*	0	$0	0	$0	0	$0
Alfred Li, CFA	0	$0	0	$0	0	$0
Jeff Tiefenbach, CFA	0	$0	0	$0	0	$0
*As of August 1, 2021
Conflict of Interest
TDAM USA is a wholly owned subsidiary of TD Bank US Holding Company, which is wholly owned by The Toronto-Dominion Bank.
Affiliates
Broker-Dealers
TD Securities Inc. (“TD Securities”), is a Canadian “investment dealer” registered in all provinces and territories of Canada and, as a wholly-owned subsidiary of The Toronto-Dominion Bank, a related person of TDAM USA.
TD Securities (USA) LLC (“TDSI USA”), a broker-dealer registered with the SEC and a member of the Financial Industry Regulatory Authority (“FINRA”), is a wholly-owned subsidiary of The Toronto-Dominion Bank.
TD Private Client Wealth LLC (“TDPCW”), an affiliate dually registered with the SEC as a broker-dealer and investment adviser, and a member of FINRA, is a wholly-owned subsidiary of TD Bank, N.A., which itself is a wholly-owned subsidiary of The Toronto-Dominion Bank.
TD Waterhouse Canada Inc. (“TDWaterhouse”) is registered in all Canadian provinces and territories as a broker-dealer and is a member of the Investment Industry Regulatory Organization of Canada.
Investment Advisers
TD Asset Management Inc. is a wholly-owned subsidiary of The Toronto- Dominion Bank. TDAM is registered as a “portfolio manager” in all Canadian provinces and territories and may also act as an exempt market dealer of securities.
TDPCW, described above, offers investment advisory services through several wrap programs.
Epoch Investment Partners, Inc., a wholly-owned subsidiary of TD Bank U.S. Holding Company (which is ultimately a wholly-owned subsidiary of The Toronto-Dominion Bank), is registered with the SEC as an investment adviser.
TD Waterhouse Private Investment Counsel Inc. (“TDW PIC”) is registered in all Canadian provinces and territories as a portfolio manager. It may also act as an exempt market dealer of securities.
TD Bank, N.A., is a U.S. national bank subject to regulation by the Office of the Comptroller of the Currency (“OCC”) and, as an indirect wholly-owned subsidiary of The Toronto-Dominion Bank, a related person.
The Toronto-Dominion Bank, ultimate parent company, is a Canadian chartered bank regulated by the Canadian Office of the Superintendent of Financial Institutions.
Related and Connected Issuers
Related Issuers: An issuer of securities is “related” to us if, through ownership, or direction and control over voting securities, we exercise a controlling influence over that issuer or that issuer exercises a controlling influence over us or the same third party exercises a controlling influence over both us and the issuer.

Connected Issuers: An issuer is “connected” to us if, due to indebtedness or other relationships, a reasonable prospective purchaser might question if that issuer and we are independent of each other.
In carrying on business as an adviser or exempt market dealer, we may, with respect to securities of related issuers, and in the course of a distribution of securities of connected issuers:
(a) exercise discretionary authority to buy or sell these securities for your accounts;
(b) make recommendations regarding these securities to you; and/or
(c) sell units of pooled funds, or other similar collective investment vehicles, established, managed and distributed by us or by our affiliates, to clients.
We will carry out these services in the ordinary course of our business in accordance with our usual practices and procedures and in accordance with all applicable disclosure and other regulatory requirements. It is our policy to comply fully with all applicable securities laws and to make all required disclosures.
Connected Issuers
TDAM USA (and/or its directors, officers and other employees) may, from time to time, advise our clients with respect to the purchase or sale of, or provide advice about, securities issued by related and/or connected issuers to TDAM USA. TDAM USA will only engage in such activities if it is confident that they are in the best interests of its clients and are in compliance with all requirements imposed by applicable securities law and, where applicable, the particular client’s investment policy. The company does not solicit or deal with clients of TDAM USA nor do they directly compete with TDAM USA.
TDAM USA’s employees
i) Outside business activities
TDAM USA’s first obligation is to fulfill our fiduciary duty to our clients. In so doing, employees must not engage in activities, within or outside of the scope of their employment with TDAM USA, that conflict or can be perceived as conflicting with this duty. As stated in the TD Code of Conduct and Ethics, we may not enter into any employment, directorship, office, trade, volunteer activity or business outside of TD or invest in a company (other than an interest of less than 10% of a publicly traded corporation) without first reviewing the guidelines for outside business activities, our terms of employment and applicable laws and regulations that apply to us by virtue of our role and obtaining consent from TD where required. The Chief Executive Officer, Group Heads and any other members of the senior executive team must also obtain the consent of the Corporate Governance Committee of the Board, with some exceptions. As a general principle, outside business activities should not interfere with the performance of our duties at TD or our ability to exercise judgment in TD’s best interests.
ii) Personal trading
Employee trading is governed by TDAM’s Personal Trading Policy, a copy of which is available upon request. The key provisions of this policy with respect to personal trading are summarized as follows:
•
Prohibition on trading within a five calendar-day blackout period before and after the date on which a transaction in the same security is
•
effected for a TDAM USA client.
•
Pre-clearance of all trading by the employee or family members or trading in accounts controlled by the employee, through a designate of the Chief Compliance Officer. Restrictions on investing in initial public offerings and private placements.
•
Prohibitions on short selling.
•
Prohibition on trading securities on a “Restricted List” of securities being traded or under consideration for trading by TDAM USA.
•
Minimum 60-day holding period.
•
Full disclosure of all securities trades and securities holdings.
•
Annual holdings report and attestations.
•
Employees are required to direct their brokers to provide personal account statements directly to TDAM Compliance.
iii) Insider trading
No TDAM USA employee, officer nor director may trade in a security, either personally or on behalf of TDAM USA clients, while in possession of material, non-public information regarding that security, nor may any employee, officer or director communicate material, non-public information to others in violation of the law. This conduct is commonly referred to as “insider trading.” Penalties for trading on or communicating material, non-public information are severe, both for individuals and their employers. An individual can be subject to penalties such as civil injunctions, damages, disgorgement of profits, jail sentences and fines, even if he/she did not personally benefit from the violation.
TDAM USA has established procedures to aid its employees, officers and directors in avoiding insider trading and to aid in detection and prevention of insider trading and sanctions if procedures are not followed.
Compensation
In addition to base salary and year-end discretionary variable compensation, there are a number of additional benefits in place including:
(1) retirement savings programs that enable employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan;
(2) incentive programs in which employees may participate subject to certain eligibility requirements; and
(3) In addition, key investment professionals (Vice President & Directors and Managing Directors) also receive TD shares as part of the Restricted Share Units (RSU) Plan. The purpose of this Plan is to encourage employees to increase their interest in TD's long-term success by awarding them “Units,” which provide future compensation related to the price of the common shares of TD.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s).

Thompson, Siegel & Walmsley LLC (“TSW”)
Transamerica International Equity
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Brandon H. Harrell, CFA	5	$2.50 billion	6	$1.42 billion	13	$3.75 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Brandon H. Harrell, CFA	0	$0	0	$0	0	$0
Transamerica International Small Cap Value
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Brandon H. Harrell, CFA	5	$6.15 billion	6	$1.42 billion	13	$3.75 billion
Stedman D. Oakey, CFA	0	$0	2	$339.5 million	2	$565.6 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Brandon H. Harrell, CFA	0	$0	0	$0	0	$0
Stedman D. Oakey, CFA	0	$0	0	$0	0	$0
Transamerica Mid Cap Value Opportunities
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
R. Michael Creager, CFA	3	$766.6 million	1	$73.1 million	19	$1.32 billion
Brett P. Hawkins, CFA	4	$798.4 million	3	$140.3 million	35	$2.21 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
R. Michael Creager, CFA	0	$0	0	$0	0	$0
Brett P. Hawkins, CFA	0	$0	0	$0	1	$11 million
Transamerica Multi-Asset Income
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
William M. Bellamy, CFA	1	$1.16 billion	0	$0	23	$189.6 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
William M. Bellamy, CFA	0	$0	0	$0	0	$0
Transamerica Small/Mid Cap Value
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
R. Michael Creager, CFA	2	$776.6 million	1	$73.1 million	19	$1.32 billion
Brett P. Hawkins, CFA	3	$1.31 billion	3	$140.3 million	33	$2.21 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
R. Michael Creager, CFA	0	$0	0	$0	0	$0
Brett P. Hawkins, CFA	0	$0	0	$0	1	$11 million

Conflict of Interest
TSW seeks to minimize actual or potential conflicts of interest that may arise from its management of the fund and management of non-fund accounts. TSW has designed and implemented policies and procedures to address (although may not eliminate) potential conflicts of interest, including, among others, performance based fees; hedge funds; aggregation, allocation, and best execution or orders; TSW’s Code of Ethics which requires personnel to act solely in the best interest of their clients and imposes certain restrictions on the ability of Access Persons to engage in personal securities transactions for their own account(s), and procedures to ensure soft dollar arrangements meet the necessary requirements of Section 28(e) of the Securities Exchange Act of 1934. TSW seeks to treat all clients fairly and to put clients’ interests first.
Compensation
For each portfolio manager, TSW’s compensation structure includes the following components: base salary, annual incentive bonus, participation in an Employees’ Retirement Plan and the ability to participate in a voluntary income deferral plan.
•
Base Salary – Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending on the experience and responsibilities of the portfolio manager, as well as the strength or weakness of the employment market at the time the portfolio manager is hired or upon any renewal period.
•
Bonus – Each portfolio manager is eligible to receive an annual incentive bonus. Targeted bonus amounts vary among portfolio managers based on the experience level and responsibilities of the portfolio manager. Bonus amounts are discretionary tied to overall performance versus individual objectives. Performance versus peer groups and benchmarks are taken into consideration.
•
Defined Contribution Plan – At the discretion of TSW, a contribution may be made to the employer contribution account for eligible employees of the TSW Retirement Plan subject to IRS limitations.
•
Deferred Compensation Plan – Portfolio managers meeting certain requirements are also eligible to participate in a voluntary, nonqualified deferred compensation plan that allows participants to defer a portion of their income on a pre-tax basis and potentially earn tax deferred returns.
•
Equity Plan – Key employees may be awarded deferred TSW equity grants. In addition, key employees may purchase TSW equity directly.
Each portfolio manager is eligible to participate in benefit plans and programs available generally to all employees of TSW.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s), except as follows:
Portfolio Manager	Range of Securities Owned	Fund
Brandon H. Harrell, CFA	$500,001 – $1,000,000	Transamerica International Equity
Brett P. Hawkins, CFA	Over $1,000,000	Transamerica Mid Cap Value Opportunities
William M. Bellamy, CFA	$100,001 - $500,000	Transamerica Multi-Asset Income
Brandon H. Harrell, CFA	$100,001 - $500,000	Transamerica International Small Cap Value
Stedman D. Oakey, CFA	$500,001 – $1,000,000	Transamerica International Small Cap Value

Wellington Management Company LLP (“Wellington Management”)
Transamerica Emerging Markets Opportunities
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Mary L. Pryshlak, CFA	11	$7.42 billion	53	$18.72 billion	90	$32.94 billion
Jonathan G. White, CFA	11	$7.42 billion	53	$18.72 billion	92	$33.03 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Mary L. Pryshlak, CFA	2	$825.2 million	10	$6.11 billion	14	$5.93 billion
Jonathan G. White, CFA	2	$825.2 million	10	$6.11 billion	14	$5.93 billion
Transamerica Large Growth
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Mammen Chally, CFA	11	$19.08 billion	11	$1.74 billion	13	$1.53 billion
Douglas McLane, CFA	11	$19.08 billion	23	$2.07 billion	40	$1.69 billion
David Siegle, CFA	11	$19.08 billion	10	$1.73 billion	13	$1.53 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Mammen Chally, CFA	0	$0	1	$6.31 million	1	$316.9 million
Douglas McLane, CFA	0	$0	2	$193.9 million	1	$316.9 million
David Siegle, CFA	0	$0	0	$0	1	$316.9 million
Transamerica Mid Cap Growth
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Timothy N. Manning	3	$538.5 million	6	$214.03 million	6	$960.2 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Timothy N. Manning	1	$372.5 million	1	$10.4 million	0	$0
Transamerica US Growth
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Mammen Chally, CFA	11	$19.08 billion	11	$1.74 billion	13	$1.53 billion
Douglas McLane, CFA	11	$19.08 billion	23	$2.07 billion	40	$1.69 billion
David Siegle, CFA	11	$19.08 billion	10	$1.73 billion	13	$1.53 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Mammen Chally, CFA	0	$0	1	$6.31 million	1	$316.9 million
Douglas McLane, CFA	0	$0	2	$193.9 million	1	$316.9 million
David Siegle, CFA	0	$0	0	$0	1	$316.9 million
Conflict of Interest
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the fund (“Portfolio Managers”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the fund. The Portfolio Managers make investment decisions for each account, including the fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the fund.
The Portfolio Managers or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the fund, or make investment decisions that are similar to those made for the fund, both of which have the potential to adversely impact the fund depending on market conditions. For example, the Portfolio Managers may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Managers may purchase the same security for the fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the fund. Messrs. Chally, Manning, McLane, Siegle and White and Ms. Pryshlak also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Managers. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
Compensation
Wellington Management receives a fee based on the assets under management of each fund as set forth in the Investment Sub-advisory Agreement between Wellington Management and TAM on behalf of the fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the fund. The following information relates to the fiscal year ended October 31, 2020. Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the fund (the “Portfolio Managers”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for each other Portfolio Manager is determined by the Portfolio Manager’s experience and performance in his role as Portfolio Manager. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Portfolio Manager, with the exception of Mary Pryshlak and Jon White, is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Portfolio and generally each other account managed by such Portfolio Manager. Each Portfolio Manager’s incentive payment relating to the fund is linked to the gross pre-tax performance of the portion of the fund managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one, three and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year.
The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Chally, Manning and McLane and Ms. Pryshlak are Partners.
Fund	Benchmark Index and/or Peer Group for Incentive Period
Transamerica Large Growth	Russell 1000® Growth Index

Fund	Benchmark Index and/or Peer Group for Incentive Period
Transamerica Mid Cap Growth	Russell Midcap® Growth Index
Transamerica US Growth	Russell 1000® Growth Index
Transamerica Emerging Markets Opportunities	N/A
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s).

Appendix C – Securities Lending Activities
(for the fiscal year ended October 31, 2020)
Transamerica Bond
Gross income from securities lending activities (including income from cash collateral reinvestment)	$234,403.61
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$10,805.90
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$10,171.69
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$116,090.02
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$137,067.61
Net income from securities lending activities	$97,336.00

Transamerica Capital Growth
Gross income from securities lending activities (including income from cash collateral reinvestment)	$1,407,403.16
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$65,332.20
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$42,172.51
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$713,315.45
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$820,820.16
Net income from securities lending activities	$586,583.00

Transamerica Core Bond
Gross income from securities lending activities (including income from cash collateral reinvestment)	$149,500.25
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$7,530.37
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$12,201.61
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$61,977.27
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$81,709.25
Net income from securities lending activities	$67,791.00

Transamerica Emerging Markets Debt
Gross income from securities lending activities (including income from cash collateral reinvestment)	$116,130.05
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$2,946.93
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$4,114.56
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$82,436.56
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$89,498.05
Net income from securities lending activities	$26,632.00

Transamerica Emerging Markets Opportunities
Gross income from securities lending activities (including income from cash collateral reinvestment)	$71,841.72
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$6,972.10
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,040.07
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$994.55
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$9,006.72
Net income from securities lending activities	$62,835.00

Transamerica Energy Infrastructure
Gross income from securities lending activities (including income from cash collateral reinvestment)	$49,474.62
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$2,299.84
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,242.77
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$25,171.01
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$28,713.62
Net income from securities lending activities	$20,761.00

Transamerica Event Driven
Gross income from securities lending activities (including income from cash collateral reinvestment)	$14,220.50
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$325.39
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$368.63
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$10,585.48
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$11,279.50
Net income from securities lending activities	$2,941.00

Transamerica Floating Rate
Gross income from securities lending activities (including income from cash collateral reinvestment)	$5,259.36
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$452.26
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$105.27
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$625.83
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$1,183.36
Net income from securities lending activities	$4,076.00

Transamerica Global Equity
Gross income from securities lending activities (including income from cash collateral reinvestment)	$14,647.77
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$1,044.79
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$314.93
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$3,881.05
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$5,240.77
Net income from securities lending activities	$9,407.00

Transamerica High Yield Bond
Gross income from securities lending activities (including income from cash collateral reinvestment)	$551,675.93
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$24,989.88
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$23,234.41
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$278,055.64
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$326,279.93
Net income from securities lending activities	$225,396.00

Transamerica High Yield ESG
Gross income from securities lending activities (including income from cash collateral reinvestment)	$72.65
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$6.89
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$2.76
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$0.00
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$9.65
Net income from securities lending activities	$63.00

Transamerica High Yield Muni
Gross income from securities lending activities (including income from cash collateral reinvestment)	$1,600.95
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$128.53
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$14.69
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$301.73
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$444.95
Net income from securities lending activities	$1,156.00

Transamerica Inflation Opportunities
Gross income from securities lending activities (including income from cash collateral reinvestment)	$22,830.25
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$1,041.25
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$934.21
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$11,463.79
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$13,439.25
Net income from securities lending activities	$9,391.00

Transamerica Intermediate Bond
Gross income from securities lending activities (including income from cash collateral reinvestment)	$269,611.76
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$14,450.61
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$15,348.90
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$109,738.25
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$139,537.76
Net income from securities lending activities	$130,074.00

Transamerica International Equity
Gross income from securities lending activities (including income from cash collateral reinvestment)	$685,820.43
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$48,373.92
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$13,686.17
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$188,438.34
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$250,498.43
Net income from securities lending activities	$435,322.00

Transamerica International Growth
Gross income from securities lending activities (including income from cash collateral reinvestment)	$392,409.67
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$27,407.59
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$6,491.78
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$111,842.30
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$145,741.67
Net income from securities lending activities	$246,668.00

Transamerica International Small Cap Value
Gross income from securities lending activities (including income from cash collateral reinvestment)	$126,691.18
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$9,355.82
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$3,635.68
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$29,361.68
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$42,353.18
Net income from securities lending activities	$84,338.00

Transamerica International Stock
Gross income from securities lending activities (including income from cash collateral reinvestment)	$14,038.02
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$889.86
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$703.98
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$4,403.18
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$5,997.02
Net income from securities lending activities	$8,041.00

Transamerica Large Cap Value
Gross income from securities lending activities (including income from cash collateral reinvestment)	$149,306.15
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$3,890.67
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$3,005.87
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$107,387.61
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$114,284.15
Net income from securities lending activities	$35,022.00

Transamerica Large Growth
Gross income from securities lending activities (including income from cash collateral reinvestment)	$482,246.77
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$14,227.81
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$13,089.38
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$326,786.58
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$354,103.77
Net income from securities lending activities	$128,143.00

Transamerica Mid Cap Growth
Gross income from securities lending activities (including income from cash collateral reinvestment)	$93,933.26
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$1,685.40
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$2,301.76
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$74,754.10
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$78,741.26
Net income from securities lending activities	$15,192.00

Transamerica Mid Cap Value
Gross income from securities lending activities (including income from cash collateral reinvestment)	$16,078.76
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$304.00
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$373.79
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$12,632.97
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$13,310.76
Net income from securities lending activities	$2,768.00

Transamerica Mid Cap Value Opportunities
Gross income from securities lending activities (including income from cash collateral reinvestment)	$27,067.92
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$2,200.06
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$455.27
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$4,586.59
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$7,241.92
Net income from securities lending activities	$19,826.00

Transamerica Multi-Asset Income
Gross income from securities lending activities (including income from cash collateral reinvestment)	$101,072.93
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$5,539.45
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$2,158.80
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$43,430.68
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$51,128.93
Net income from securities lending activities	$49,944.00

Transamerica Multi-Managed Balanced
Gross income from securities lending activities (including income from cash collateral reinvestment)	$48,126.98
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$2,391.28
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$2,666.46
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$21,511.24
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$26,568.98
Net income from securities lending activities	$21,558.00

Transamerica Short-Term Bond
Gross income from securities lending activities (including income from cash collateral reinvestment)	$116,572.04
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$3,635.11
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$6,342.01
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$73,826.92
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$83,804.04
Net income from securities lending activities	$32,768.00

Transamerica Small Cap Growth
Gross income from securities lending activities (including income from cash collateral reinvestment)	$82,275.12
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$2,706.90
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$2,542.93
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$52,415.29
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$57,665.12
Net income from securities lending activities	$24,610.00

Transamerica Small Cap Value
Gross income from securities lending activities (including income from cash collateral reinvestment)	$155,572.10
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$12,205.33
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,581.63
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$31,277.14
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$45,064.10
Net income from securities lending activities	$110,508.00

Transamerica Small/Mid Cap Value
Gross income from securities lending activities (including income from cash collateral reinvestment)	$163,006.33
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$8,881.45
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$2,689.83
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$71,330.05
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$82,901.33
Net income from securities lending activities	$80,105.00

Transamerica Sustainable Bond
Gross income from securities lending activities (including income from cash collateral reinvestment)	$309.67
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$12.43
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$64.69
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$114.55
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$191.67
Net income from securities lending activities	$118.00

Transamerica Sustainable Equity Income
Gross income from securities lending activities (including income from cash collateral reinvestment)	$3,033.45
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$293.09
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$87.36
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$0.00
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$380.45
Net income from securities lending activities	$2,653.00

Transamerica Total Return
Gross income from securities lending activities (including income from cash collateral reinvestment)	$94,918.50
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$4,840.34
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$2,627.42
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$43,850.74
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$51,318.50
Net income from securities lending activities	$43,600.00

Transamerica Unconstrained Bond
Gross income from securities lending activities (including income from cash collateral reinvestment)	$209,891.67
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$13,860.48
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$8,123.59
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$62,914.60
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$84,898.67
Net income from securities lending activities	$124,993.00

Transamerica US Growth
Gross income from securities lending activities (including income from cash collateral reinvestment)	$32,787.91
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$2,672.51
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$201.90
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$5,857.50
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$8,731.91
Net income from securities lending activities	$24,056.00

Statement of Additional Information
March 1, 2021, as amended and restated on September 24, 2021
Fund	Class R1 Ticker	Class R3 Ticker	Class R6 Ticker
Transamerica ClearTrack® 2015	TCFTX	TCTGX	TDKTX
Transamerica ClearTrack® 2020	TCHTX	TCTJX	TCSUX
Transamerica ClearTrack® 2025	TDITX	TCTKX	TDOTX
Transamerica ClearTrack® 2030	TDFTX	TCTLX	TDHTX
Transamerica ClearTrack® 2035	TCETX	TCTMX	TCHDX
Transamerica ClearTrack® 2040	TCRTX	TCTQX	TCKTX
Transamerica ClearTrack® 2045	TCPTX	TCTTX	TCOTX
Transamerica ClearTrack® 2050	TRNTX	TCTUX	TCMTX
Transamerica ClearTrack® 2055	TCTOX	TCTVX	TCTSX
Transamerica ClearTrack® 2060	TCSOX	TCTYX	TCSSX
Transamerica ClearTrack® Retirement Income	TCITX	TCTZX	TCJTX
Each of the funds listed above is a series of Transamerica Funds.
This Statement of Additional Information (“SAI”) is not a prospectus, and should be read in conjunction with the prospectus dated March 1, 2021, as it may be supplemented or revised from time to time.
This SAI is incorporated by reference in its entirety into the prospectus. The prospectus and this SAI may be obtained free of charge by writing or calling the funds at the below address or toll-free telephone number. This SAI sets forth information that may be of interest to shareholders, but that is not necessarily included in the prospectus. Additional information about the funds’ investments is available in the funds’ Annual and Semi-Annual Reports to shareholders, which may be obtained free of charge by writing or calling the funds at the below address or telephone number.
The Annual Report contains financial statements that are incorporated herein by reference.
ClearTrack® is a registered service mark of Transamerica Corporation.
Investment Manager: Transamerica Asset Management, Inc.

1801 California Street, Suite 5200
Denver, CO 80202
Customer Service (888) 233-4339 (toll free)

General Description of the Trust and the Funds
Transamerica Funds (the “Trust”) is an open-end management investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Trust are currently divided into separate series. Each series offers one or more classes. The Trust may create additional series and classes from time to time.
This SAI relates solely to Transamerica ClearTrack® 2015, Transamerica ClearTrack® 2020, Transamerica ClearTrack® 2025, Transamerica ClearTrack® 2030, Transamerica ClearTrack® 2035, Transamerica ClearTrack® 2040, Transamerica ClearTrack® 2045, Transamerica ClearTrack® 2050, Transamerica ClearTrack® 2055, Transamerica ClearTrack® 2060 and Transamerica ClearTrack® Retirement Income (each a “fund” and collectively, the “funds”). Transamerica ClearTrack® 2055 and Transamerica ClearTrack® 2060 commenced operations on July 7, 2017 and, as such, there is no historical information for the fiscal year ended October 31, 2016.
The Trust was organized as a Delaware statutory trust on February 25, 2005. Prior to March 1, 2008, the Trust’s name was Transamerica IDEX Mutual Funds. The Trust is the successor to a Massachusetts business trust named Transamerica IDEX Mutual Funds.
Each fund is classified as diversified under the 1940 Act.
Transamerica Asset Management, Inc. (“TAM” or the “Investment Manager”) is the investment manager for each fund.
During the last five years, the names of certain funds have changed as follows:
Fund Name	Fund Name History
Transamerica ClearTrack® 2015	ClearTrack® 2015 was renamed Transamerica ClearTrack® 2015 on March 1, 2019.
Transamerica ClearTrack® 2020	ClearTrack® 2020 was renamed Transamerica ClearTrack® 2020 on March 1, 2019.
Transamerica ClearTrack® 2025	ClearTrack® 2025 was renamed Transamerica ClearTrack® 2025 on March 1, 2019.
Transamerica ClearTrack® 2030	ClearTrack® 2030 was renamed Transamerica ClearTrack® 2030 on March 1, 2019.
Transamerica ClearTrack® 2035	ClearTrack® 2035 was renamed Transamerica ClearTrack® 2035 on March 1, 2019.
Transamerica ClearTrack® 2040	ClearTrack® 2040 was renamed Transamerica ClearTrack® 2040 on March 1, 2019.
Transamerica ClearTrack® 2045	ClearTrack® 2045 was renamed Transamerica ClearTrack® 2045 on March 1, 2019.
Transamerica ClearTrack® 2050	ClearTrack® 2050 was renamed Transamerica ClearTrack® 2050 on March 1, 2019.
Transamerica ClearTrack® 2055	ClearTrack® 2055 was renamed Transamerica ClearTrack® 2055 on March 1, 2019.
Transamerica ClearTrack® 2060	ClearTrack® 2060 was renamed Transamerica ClearTrack® 2060 on March 1, 2019.
Transamerica ClearTrack® Retirement Income	ClearTrack® Retirement Income was renamed Transamerica ClearTrack® Retirement Income on March 1, 2019.
Investment Objectives, Policies, Practices and Associated Risk Factors
The investment objective of each fund and the strategies each fund employs to achieve its objective are described in each fund’s prospectus. There can be no assurance that each fund will achieve its objective.
As indicated in each prospectus in the sections entitled “More on Each Fund’s Strategies and Investments” and “Features and Policies - Additional Information,” each fund’s investment objective and, unless otherwise noted in the prospectus or in this SAI, its investment policies and techniques may be changed by the funds’ Board of Trustees (the “Board”) without approval of shareholders. A change in the investment objective or policies of each fund may result in the fund having an investment objective or policies different from those which a shareholder deemed appropriate at the time of investment.
Investment Policies
Fundamental Investment Policies
Fundamental investment policies of each fund may not be changed without the vote of a majority of the outstanding voting securities of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting securities of the fund present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the fund.
Each fund has adopted, except as otherwise noted, the following fundamental policies:
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1. Borrowing
The fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.
2. Underwriting Securities
The fund may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.
3. Making Loans
The fund may make loans only as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
4. Senior Securities
The fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.
5. Real Estate
The fund may not purchase or sell real estate except as permitted by the 1940 Act.
6. Commodities
The fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted from time to time under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.
7. Concentration of Investments
The fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry, as the relevant terms are used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.
Additional Information about Fundamental Investment Policies
The following provides additional information about each fund’s fundamental investment policies. This information does not form part of the funds’ fundamental investment policies.
With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits each fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes (the fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.
With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.
With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets. Each fund will be permitted by this policy to make loans of money, including to other funds, portfolio securities or other assets. A fund would have to obtain exemptive relief from the SEC to make loans of money to other funds.
With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging.
With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in real estate are considered
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illiquid, rules under the 1940 Act generally limit a fund’s purchases of illiquid investments to 15% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, mortgage-backed securities (“MBS”) instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. In addition, owners of real estate may be subject to various liabilities, including environmental liabilities.
With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, rules under the 1940 Act generally limit a fund’s purchases of illiquid investments to 15% of net assets.
With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions (excluding private activity municipal securities backed principally by non-governmental issuers); and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers based solely on their domicile in a single jurisdiction or country as an issuer’s domicile will not be considered an industry for purposes of the policy. A type of investment (e.g., equity securities, fixed income securities, investment companies, etc.) will not be considered to be an industry under the policy. The policy also will be interpreted to give broad authority to a fund as to how to reasonably classify issuers within or among industries. For purposes of determining compliance with its concentration policy, each fund will consider the holdings of any underlying Transamerica-sponsored mutual funds and exchange-traded funds in which the fund invests. The funds intend to comply with the SEC staff’s view that securities issued by a foreign government constitute a single industry for purposes of calculating applicable limits on concentration.
The funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC, its staff and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the practice will be considered to be permitted if either the 1940 Act permits the practice or the 1940 Act does not prohibit the practice.
Except for the fundamental policy on borrowing set forth in (1) above, if any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of such restriction.
The investment practices described above involve risks. Please see your fund’s prospectus and this SAI for a description of certain of these risks.
Non-Fundamental Policies
Each fund has adopted the following non-fundamental policies, which may be changed by the Board of the Trust without shareholder approval.
1. Illiquid investments
The fund may not purchase any investment if, as a result, more than 15% of its net assets would be invested in illiquid investments.
2. Purchasing securities on margin
The fund may not purchase securities on margin except to obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts and other derivative instruments shall not constitute purchasing securities on margin.
Additional Information Regarding Investment Practices
Each fund’s principal investment strategies are set forth in its prospectus. This section further explains policies and strategies utilized by the funds. Please refer to each fund’s prospectus and investment restrictions for the policies and strategies pertinent to a fund.
Unless otherwise indicated, all limitations applicable to fund investments (as stated in the prospectus and elsewhere in this SAI) apply only at the time a transaction is entered into. If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation. There is no limit on the ability of each fund to make any type of investment or to invest in any type of security, except as expressly stated in the prospectus or in this SAI or as imposed by law. Derivative instruments are taken into account when determining compliance with a fund’s 80% policy and any other investment limitations expressed as a percentage of assets.
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Recent Market Events
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a fund’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including a fund’s securities.
The COVID-19 pandemic has caused substantial market disruption and dislocation around the world, including in the United States. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the United States. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of a fund’s investments, impair a fund’s ability to satisfy redemption requests, and negatively impact a fund’s performance.
Europe: A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. On January 31, 2020, the United Kingdom withdrew from the European Union, commonly referred to as “Brexit.” Following a transition period, the United Kingdom’s post-Brexit trade agreement with the European Union passed into law in December 2020 and went into effect on January 1, 2021. There is significant market uncertainty regarding Brexit’s ramifications. The range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known but could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. The United Kingdom has one of the largest economies in Europe and is a major trading partner with the other European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, as well as a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European economies but also the broader global economy could be significant. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. The Ukraine has experienced ongoing military conflict; this conflict may expand and military conflicts could potentially occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund’s investments.
Debt Securities and Fixed-Income Investing
Debt securities include securities such as corporate bonds and debentures; commercial paper; trust preferreds, debt securities issued by the U.S. government, its agencies and instrumentalities; or foreign governments; asset-backed securities; collateralized-mortgage obligations (“CMOs”); zero coupon bonds; floating rate, inverse floating rate and index obligations; “strips”; structured notes; and pay-in-kind and step securities.
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Fixed-income investing is the purchase of a debt security that maintains a level of income that does not change, at least for some period of time. When a debt security is purchased, the fund owns “debt” and becomes a creditor to the company or government.
Consistent with each fund's investment policies, a fund may invest in debt securities, which may be referred to as fixed income instruments. These may include securities issued by the U.S. government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Consistent with its investment policies, a fund may invest in derivatives based on fixed income instruments.
Generally, a fund uses the terms “debt security,” “bond,” “fixed income instrument” and “fixed income security” interchangeably, and these terms are interpreted broadly by the funds and include instruments that are intended to provide one or more of the characteristics of a direct investment in one or more debt securities. As new debt securities are developed, the funds may invest in those securities as well.
Maturity and Duration: The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due. For simple fixed income securities, duration indicates the average time at which the security’s cash flows are to be received. For simple fixed income securities with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon bullet bond with a maturity of 3.5 years will have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the closer its duration will be to its final maturity; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration will be compared to its final maturity. The determination of duration becomes more complex when fixed income securities with features like floating coupon payments, optionality, prepayments, and structuring are evaluated. There are differing methodologies for computing effective duration prevailing in the industry. As a result, different investors may estimate duration differently.
Debt and fixed-income securities share three principal risks. First, the level of interest income generated by a fund’s fixed income investments may decline due to a decrease in market interest rates. If rates decline, when a fund’s fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Second, the values of fixed income securities fluctuate with changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a fund’s fixed income investments. Conversely, during periods of rising interest rates, the value of a fund’s fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater when a fund’s duration or average maturity is longer. Third, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay.
Mortgage-Backed Securities
Mortgage-backed securities may be issued or guaranteed by the U.S. government, its agencies or instrumentalities, or private issuers such as banks, insurance companies, and savings and loans. Some of these securities, such as Government National Mortgage Association (“GNMA”) certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federated National Mortgage Association (“Fannie Mae”) certificates, are not. The U.S. government has provided recent financial support to Fannie Mae and Freddie Mac, but there can be no assurance that it will support these or other government-sponsored entities in the future.
Mortgage-backed securities represent interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the fund. These securities are often subject to more rapid repayment than their stated maturity dates would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than with traditional fixed-income securities. During periods of declining interest rates, prepayments can be expected to accelerate which will shorten these securities’ weighted average life and may lower their return. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the weighted average life of these securities which generally would cause their values to fluctuate more widely in response to changes in interest rates.
The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the federal agency or private institution that issued or guarantees them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.
Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to a fund’s industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. In the case of privately issued mortgage-related securities, the funds may take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries.
As noted above, there are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA
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and such guarantee is backed by the full faith and credit of the U.S. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the U.S. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Mac is a corporate instrumentality of the U.S., created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the U.S. or by any Federal Home Loan Banks and do not constitute a debt or obligation of the U.S. or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.
CMOs, which are debt obligations collateralized by mortgage loans or mortgage pass-through securities, provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes. In many cases, CMOs are issued or guaranteed by the U.S. government or its agencies or instrumentalities or may be collateralized by a fund of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality. Certain CMOs in which a fund may invest are not guaranteed by the U.S. government or its agencies or instrumentalities.
Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.
The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, a fund could experience losses in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. If mortgage-backed securities or asset-backed securities are bought at a discount, however, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income.
Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicle in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “over-collateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. A fund may also buy mortgage-backed securities without insurance or guarantees.
If a fund purchases subordinated mortgage-backed securities, the payments of principal and interest on the fund’s subordinated securities generally will be made only after payments are made to the holders of securities senior to the fund’s securities. Therefore, if there are defaults on the underlying mortgage loans, a fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a
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loss. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a fund may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had, in many cases, higher default rates than those loans that meet government underwriting requirements.
The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.
The funds may invest in mortgage-related securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and by private issuers entities, provided, however, that to the extent that a fund purchases mortgage-related securities from such issuers which may, solely for purposes of the 1940 Act, be deemed to be investment companies, the fund’s investment in such securities will be subject to the limitations on its investment in investment company securities.
Asset-Backed Securities
Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties.
Asset-backed securities have many of the same characteristics and risks as the mortgage-backed securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.
Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) which may be affiliated or unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.
Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements. Other types of asset-backed securities include those that represent interest in pools of corporate bonds (such as collateralized bond obligations or “CBOs”), bank loans (such as collateralized loan obligations or “CLOs”) and other debt obligations (such as collateralized debt obligations or “CDOs”).
Asset-backed security values may also be affected by factors such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement and the exhaustion of any credit enhancement. The risks of investing in asset-backed securities depend upon payment of the underlying loans by the individual borrowers (i.e., the backing asset). In its capacity as purchaser of an asset-backed security, a fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may experience delays in payments or losses if the full amounts due on underlying assets are not realized. Asset-backed securities may also present certain additional risks related to the particular type of collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Asset-backed securities are also subject to prepayment risk, which may shorten the weighted average life of such securities and may lower their return. In addition, asset backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.
Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other securities, which could result in possible losses to a fund. In addition, the secondary market for asset-backed securities may not be as liquid as the market for other securities which may result in a fund’s experiencing difficulty in selling or valuing asset-backed securities.
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Corporate Debt Securities
Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Lower-grade bonds, whether rated or unrated, usually offer higher interest income, but also carry increased risk of default. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. In addition, they may carry other features, such as those described under “Convertible Securities” and “Variable or Floating Rate Securities,” or have special features such as the right of the holder to shorten or lengthen the maturity of a given debt instrument, rights to purchase additional securities, rights to elect from among two or more currencies in which to receive interest or principal payments, or provisions permitting the holder to participate in earnings of the issuer or to participate in the value of some specified commodity, financial index, or other measure of value.
Commercial Paper
Commercial paper refers to short-term unsecured promissory notes issued by commercial and industrial corporations to finance their current operations. Commercial paper may be issued at a discount and redeemed at par, or issued at par with interest added at maturity. The interest or discount rate depends on general interest rates, the credit standing of the issuer, and the maturity of the note, and generally moves in tandem with rates on large CDs and Treasury bills. An established secondary market exists for commercial paper, particularly that of stronger issuers which are rated by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Rating Group (“S&P”). Investments in commercial paper are subject to the risks that general interest rates will rise, that the credit standing or rating of the issuer will fall, or that the secondary market in the issuer’s notes will become too limited to permit their liquidation at a reasonable price.
Commercial paper includes asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However, there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.
Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral, and a fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.
Bank Obligations
Bank obligations include dollar-denominated CDs, time deposits and bankers’ acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. CDs are short-term, unsecured, negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banks for specified periods of time at stated interest rates. Bankers’ acceptances are negotiable time drafts drawn on commercial banks usually in connection with international transactions.
Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (“FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state institutions are insured by the FDIC (although such insurance may not be of material benefit to a fund, depending upon the principal amount of obligations of each held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic banks are, among other things, generally required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.
Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks and foreign branches of foreign banks are not necessarily subject to the same or similar
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regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.
Obligations of domestic branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by state and federal regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (i) pledge to the regulator, by depositing assets with a designated bank within the state; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.
The funds have established certain minimum credit quality standards for bank obligations in which they invest.
Bank Capital Securities: Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.
Collateralized Debt Obligations
Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high-risk, below-investment-grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. CDOs may charge management fees and administrative expenses, which are in addition to those of a fund.
For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a fund as illiquid investments. However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the risks typically associated with fixed income securities discussed elsewhere in this SAI and a fund’s prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the collateral may decline in value or default; (iii) a fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.
Zero Coupon, Step Coupon, Deferred Payment, Stripped and Pay-In-Kind Securities
Zero coupon bonds are issued and traded at a discount from their face values. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are issued and trade at a discount from their face values and pay coupon interest. The coupon rate typically is low for an initial period and then increases to a higher coupon rate thereafter. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Stripped securities are securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. Pay-in-kind securities may pay all or a portion of their interest or dividends in the form of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities.
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Federal income tax law requires holders of zero coupon, step coupon and deferred payment securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even if prior to the receipt of the corresponding cash payment. In order to avoid a fund-level tax, a fund must distribute each year substantially all of its taxable income, including original issue discount accrued on zero coupon, step coupon or deferred payment securities. Because a fund may not receive full or even any cash payments on a current basis in respect of accrued original-issue discount on zero coupon, step coupon or deferred payment securities, in some years a fund may have to distribute cash obtained from other sources in order to satisfy those distribution requirements. A fund might obtain such cash from selling other fund holdings. These actions may reduce the assets to which a fund’s expenses could be allocated and may reduce the rate of return for the fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the fund to sell the securities at the time.
Generally, the market prices of zero coupon, step coupon, deferred payment, stripped and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Investments in zero coupon and step coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.
Repurchase Agreements
In a repurchase agreement, a fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon incremental amount which typically is unrelated to the coupon rate or maturity of the purchased security and represents compensation to the seller for use of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed-upon resale price and marked-to-market daily) of the underlying security or collateral. All repurchase agreements entered into by a fund are fully collateralized at all times during the period of the agreement.
Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. Repurchase agreements involve risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.
A fund may, together with other registered investment companies managed by the fund’s sub-adviser or its affiliates, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements, including tri-party subcustody repurchase arrangements.
Convertible Securities
Convertible securities are fixed income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.
As fixed income securities, convertible securities provide for a stream of income. The yields on convertible securities generally are higher than those of common stocks. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, a convertible security offers the potential for capital appreciation through the conversion feature, enabling the holder to benefit from increases in the market price of the underlying common stock.
Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.
DECS (“Dividend Enhanced Convertible Stock,” or “Debt Exchangeable for Common Stock” when-issued as a debt security) offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common stock at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common stock up to the first call price. They are effectively capped at that point unless the common stock rises above a second price point, at which time they participate with unlimited upside potential.
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PERCS (“Preferred Equity Redeemable Stock,” convert into an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity) offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common stock falls, while the cap price limits gains when the common stock rises.
In evaluating investment in a convertible security, primary emphasis will be given to the attractiveness of the underlying common stock. The convertible debt securities in which a fund may invest are subject to the same rating criteria as the fund’s investment in non-convertible debt securities.
Unlike a convertible security which is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred shares with common stocks, warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or on NASDAQ. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by a fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.
A fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody’s or B- by Fitch, Inc., or, if not rated by S&P, Moody’s or Fitch, are of equivalent investment quality as determined by the sub-adviser.
High Yield Securities
Debt securities rated below investment grade (lower than Baa as determined by Moody’s, lower than BBB as determined by S&P or Fitch, Inc.) or, if unrated, determined to be below investment grade by a fund’s sub-adviser, are commonly referred to as “lower grade debt securities” or “junk bonds.” Generally, such securities offer a higher current yield than is offered by higher rated securities, but also are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. Lower grade debt securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a fund to purchase and may also have the effect of limiting the ability of a fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.
Lower rated debt securities also present risks based on payment expectations. If an issuer calls the obligation for redemption, a fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by a fund may decline more than a fund consisting of higher rated securities. If a fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the fund and increasing the exposure of the fund to the risks of lower rated securities.
Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. Neither event will require sale of these securities by a fund, but a sub-adviser will consider the event in determining whether the fund should continue to hold the security.
Except for certain funds, a fund’s investments in convertible debt securities and other high-yield, non-convertible debt securities rated below investment grade will comprise less than 35% of the fund’s net assets. Debt securities rated below the four highest categories are not considered “investment-grade” obligations.
Distressed Debt Securities
Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a fund or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of a sub-adviser of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high-yield securities are heightened by investing in distressed debt securities.
A fund will generally make such investments only when the fund’s sub-adviser believes it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the fund will receive new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a fund makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the fund will receive any interest payments on the distressed debt securities, the fund will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the fund may be required to bear certain extraordinary expenses to protect or
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recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to the distressed debt securities held by a fund, there can be no assurance that the securities or other assets received by the fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the fund may be restricted from disposing of such securities.
Defaulted Securities
Defaulted securities are debt securities on which the issuer is not currently making interest payments. Generally, a fund will invest in defaulted securities only when its sub-adviser believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments, that the securities offer an unusual opportunity for capital appreciation or that other advantageous developments appear likely in the future. Notwithstanding a sub-adviser’s belief as to the resumption of income payments, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:
Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial, or at times even total, losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.
A fund will limit holdings of any such securities to amounts that its sub-adviser (if applicable) believes could be readily sold, and its holdings of such securities would, in any event, be limited so as not to limit the fund’s ability to readily dispose of securities to meet redemptions.
Structured Notes and Related Instruments
“Structured” notes and other related instruments are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms is available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.
U.S. Government Securities
U.S. Government obligations generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. Examples of the types of U.S. government securities that a fund may hold include the Federal Housing Administration, Small Business Administration, General Services Administration, Federal Farm Credit Banks, Federal Intermediate Credit Banks, and Maritime Administration. U.S. government securities may be supported by the full faith and credit of the U.S. government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. government to purchase the agency’s obligations (such as securities of Fannie Mae); or only by the credit of the issuing agency.
Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Administration; and Fannie Mae.
Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the U.S., a fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.
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On August 5, 2011, S&P lowered the long-term sovereign credit rating assigned to the U.S. to AA+ with a negative outlook. On June 10, 2013, S&P revised the negative outlook to a stable outlook. The long-term impact of the downgrade or the impact of any potential future downgrades are unknown and could negatively impact the funds.
Variable and Floating Rate Securities
Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.
The interest rate on a floating rate debt instrument (a “floater”) is a variable rate which is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters may provide a fund with a certain degree of protection against rising interest rates, although a fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.
The interest rate on an inverse floating rate debt instrument (an “inverse floater”) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.
A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.
Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that a fund is not entitled to exercise its demand rights, and a fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time a fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.
Variable rate master demand notes are unsecured commercial paper instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Because variable rate master demand notes are direct lending arrangements between a fund and the issuer, they are not normally traded.
Although no active secondary market may exist for these notes, a fund may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy a sub-adviser that the ratings are within the two highest ratings of commercial paper.
In addition, when purchasing variable rate master demand notes, a sub-adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand.
In the event an issuer of a variable rate master demand note defaulted on its payment obligations, a fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.
Municipal Securities
Municipal securities generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other related investments. A shareholder in a fund will generally exclude from gross income its allocable share of the interest the fund receives on municipal securities.
Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.
The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds (described below) which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are
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normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.
Private Activity Bonds: Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.
Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal alternative minimum tax (“AMT”). Bonds issued in 2009 and 2010 generally are not treated as private activity bonds, and interest earned on such bonds generally is not treated as a tax preference item. Non-corporate investors may be subject to a federal AMT to the extent that the fund derives interest from private activity bonds.
Industrial Development Bonds: Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the federal AMT.
Municipal Notes: Municipal notes are short-term debt obligations issued by municipalities which normally have a maturity at the time of issuance of six months to three years. Such notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are normally obligations of the issuing municipality or agency.
Municipal Commercial Paper: Municipal commercial paper is short-term debt obligations issued by municipalities. Although done so infrequently, municipal commercial paper may be issued at a discount (sometimes referred to as Short-Term Discount Notes). These obligations are issued to meet seasonal working capital needs of a municipality or interim construction financing and are paid from a municipality's general revenues or refinanced with long-term debt. Although the availability of municipal commercial paper has been limited, from time to time the amounts of such debt obligations offered have increased, and this increase may continue.
Participation Interests: A participation interest in municipal obligations (such as private activity bonds and municipal lease obligations) gives a fund an undivided interest in the municipal obligation in the proportion that the fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. A fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the fund’s participation in the security, plus accrued interest. Purchase of a participation interest may involve the risk that a fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.
Variable Rate Obligations: The interest rate payable on a variable rate municipal obligation is adjusted either at predetermined periodic intervals or whenever there is a change in the market rate of interest upon which the interest rate payable is based. A variable rate obligation may include a demand feature pursuant to which a fund would have the right to demand prepayment of the principal amount of the obligation prior to its stated maturity. The issuer of the variable rate obligation may retain the right to prepay the principal amount prior to maturity.
Municipal Lease Obligations: Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. A fund may purchase these obligations directly, or they may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations; and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain “non-appropriation” clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to “non-appropriation” risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default.
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Residual Interest Bonds: Residual Interest Bonds (sometimes referred to as inverse floaters) (“RIBs”) are created by brokers by depositing a Municipal Bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days, while the RIB holder receives the balance of the income from the underlying Municipal Bond less an auction fee. Therefore, rising short-term interest rates result in lower income for the RIB, and vice versa. An investment in RIBs typically will involve greater risk than an investment in a fixed rate bond. RIBs have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBs have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to a fund when short-term interest rates rise, and increase the interest paid to a fund when short-term interest rates fall. RIBs have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. RIBs can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable.
Tax-Exempt Commercial Paper: Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.
Custodial Receipts and Certificates: Custodial receipts or certificates underwritten by securities dealers or banks evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, a fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, a fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.
Stand-By Commitments: Under a stand-by commitment a dealer agrees to purchase, at the fund’s option, specified municipal obligations held by the fund at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The fund will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the fund.
Tender Option Bonds: A tender option bond is a municipal bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the institution generally receives periodic fees equal to the difference between the municipal bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par. Thus, after payment of this fee, the security holder would effectively hold a demand obligation that bears interest at the prevailing short-term tax-exempt rate.
Loan Participations and Assignments
Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A fund may participate in such syndications, or can buy part of a loan, becoming a lender. A fund’s investment in a loan participation typically will result in the fund having a contractual relationship only with the lender and not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing a participation, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Some loans may be secured in whole or in part by assets or other collateral. In other cases, loans may be unsecured or may become undersecured by declines in the value of assets or other collateral securing such loan.
When a fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.
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Certain of the participations or assignments acquired by a fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. A fund may acquire loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including loans of borrowers that have filed for bankruptcy protection. Although loans in which a fund may invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan.
Because there is no liquid market for commercial loans, the funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a fund’s ability to dispose of particular assignments or participations when necessary to meet redemptions of fund shares, to meet the fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market also may make it more difficult for a fund to assign a value to those securities for purposes of valuing the fund’s investments and calculating its net asset value.
Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a fund. For example, if a loan is foreclosed, a fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a fund relies on its sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.
Subordinated Securities
Subordinated securities are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are determined by a fund’s sub-adviser to be of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.
Participation Interests
A participation interest gives a fund an undivided interest in the security in the proportion that the fund’s participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. government securities, or, in the case of unrated participation interests, the fund’s sub-adviser must have determined that the instrument is of comparable quality to those instruments in which the fund may invest. For certain participation interests, a fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of the fund’s participation interest in the security, plus accrued interest. As to these instruments, a fund intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment fund.
Unsecured Promissory Notes
A fund also may purchase unsecured promissory notes which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the fund’s investment objective.
Guaranteed Investment Contracts
A fund may invest in guaranteed investment contracts (“GICs”) issued by insurance companies. Pursuant to such contracts, a fund makes cash contributions to a deposit portfolio of the insurance company’s general account. The insurance company then credits to the portfolio guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit portfolio. Because a fund may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.
Credit-Linked Securities
Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a fund may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of
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principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a fund would receive as an investor in the trust. A fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.
Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the funds’ investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Event-Linked Bonds
A fund may invest a portion of its net assets in “event-linked bonds,” which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose a fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, liquidity risk, and adverse tax consequences.
Certain funds may invest up to 5% of their net assets in “event-linked bonds”.
Equity Securities and Related Investments
Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by a fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by a fund.
Holders of equity securities are not creditors of the issuer. As such, if an issuer liquidates, holders of equity securities are entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.
There may be little trading in the secondary market for particular equity securities, which may adversely affect a fund’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.
Common Stocks: Common stocks are the most prevalent type of equity security. Common stockholders receive the residual value of the issuer’s earnings and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.
Preferred Stocks: A fund may purchase preferred stock. Preferred stock pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer’s assets but is junior to the debt securities of the issuer in those same respects. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.
The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.
Investments in Initial Public Offerings: A fund may invest in initial public offerings of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of a fund’s investment performance. A fund cannot assure that investments in initial public offerings will continue to be available to the fund or, if available, will result in positive investment performance. In addition, as a fund’s portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the fund is likely to decrease.
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Warrants and Rights
A fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a given number of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. The purchaser of a warrant expects the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. Of course, because the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and are offered during a set subscription period.
Warrants and rights are subject to the same market risks as common stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.
Derivatives
The following investments are subject to limitations as set forth in each fund’s investment restrictions and policies.
A fund may utilize options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps (including total return swaps, some of which may be known as contracts for difference), swaps on futures contracts, caps, floors, collars, indexed securities, various mortgage-related obligations, structured or synthetic financial instruments and other derivative instruments (collectively, “Financial Instruments”). A fund may use Financial Instruments for any purpose, including as a substitute for other investments, to attempt to enhance its portfolio’s return or yield and to alter the investment characteristics of its portfolio (including to attempt to mitigate risk of loss in some fashion, or “hedge”). A fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful.
The U.S. government and certain foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. In 2020, the SEC adopted new Rule 18f-4 under the 1940 Act, which provides a comprehensive regulatory framework for the use of derivatives by registered investment companies, such as a fund, and sets limits on a fund’s investments in derivatives. Generally, the requirements of Rule 18f-4 will not apply to a fund if it qualifies as a “limited derivatives user,” as defined in the rule. Compliance with the rule is not required until Summer 2022, but the rule may impact a fund’s use of derivatives before that date. There may be additional regulation of the use of derivatives by registered investment companies, such as the funds, which could significantly affect their use. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
The use of Financial Instruments may be limited by applicable law and any applicable regulations of the SEC, the Commodity Futures Trading Commission (the “CFTC”), or the exchanges on which some Financial Instruments may be traded. (Note, however, that some Financial Instruments that a fund may use may not be listed on any exchange and may not be regulated by the SEC or the CFTC.) In addition, a fund’s ability to use Financial Instruments may be limited by tax considerations.
In addition to the instruments and strategies discussed in this section, a sub-adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These opportunities may become available as a sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. A sub-adviser may utilize these opportunities and techniques to the extent that they are consistent with a fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.
This discussion is not intended to limit a fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by a fund as broadly as possible. Statements concerning what a fund may do are not intended to limit any other activity. Also, as with any investment or investment technique, even when the prospectus or this discussion indicates that a fund may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.
The use of Financial Instruments involves special considerations and risks, certain of which are summarized below, and may result in losses to a fund. In general, the use of Financial Instruments may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to a fund. As noted above, there can be no assurance that any derivatives strategy will succeed.
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Financial Instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a fund’s interest. Many Financial Instruments are complex, and successful use of them depends in part upon the sub-adviser’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate, currency or other instrument or measure. Even if a sub-adviser’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial Instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.
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A fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are
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replaced with other appropriate assets. If markets move against a fund’s position, the fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to a fund. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If a fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the fund will continue to be subject to investment risk on the assets. In addition, a fund may not be able to recover the full amount of its margin from an intermediary if that intermediary were to experience financial difficulty. Segregation, cover, margin and collateral requirements may impair a fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.
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A fund’s ability to close out or unwind a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or a fund is not successful in its negotiations, a fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. A fund may be required to make delivery of portfolio securities or other assets underlying a Financial Instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, a fund continues to be subject to investment risk on the Financial Instrument. A fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument.
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Certain Financial Instruments transactions may have a leveraging effect on a fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When a fund engages in transactions that have a leveraging effect, the value of the fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than a fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.
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Many Financial Instruments may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value to a fund.
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Liquidity risk exists when a particular Financial Instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain Financial Instruments, including certain over-the-counter (or “OTC”) options and swaps, may be considered illiquid and therefore subject to a fund’s limitation on illiquid investments.
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In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in a fund incurring substantial losses and/or not achieving anticipated gains. Even if the strategy works as intended, a fund might have been in a better position had it not attempted to hedge at all.
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Financial Instruments used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio holdings or declines in the cost of securities or other assets to be acquired. In the event that a fund uses a Financial Instrument as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the transaction itself.
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Certain Financial Instruments involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.
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Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For Financial Instruments not guaranteed by an exchange or clearinghouse, a fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs or disagreements as to the meaning of contractual terms and litigation, in enforcing those remedies.
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Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties and/or through financial institutions acting as market makers (“OTC derivatives”), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, the fund bears the risk of default by its counterparty. In a
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cleared derivatives transaction, the fund is instead exposed to the risk of default of the clearinghouse and the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.
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Swap contracts involve special risks. Swaps may in some cases be illiquid. In the absence of a central exchange or market for swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The Dodd-Frank Act established a comprehensive new regulatory framework for swaps. Under this framework, regulation of the swap market is divided between the SEC and the CFTC. The SEC and CFTC have approved a number rules and interpretations as part of the establishment of this new regulatory regime. It is possible that developments in the swap market, including these new or additional regulations, could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Credit default swaps involve additional risks. For example, credit default swaps increase credit risk since a fund has exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap.
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Certain derivatives, such as interest rate swaps and credit default swaps that are based on an index, are required under applicable law to be cleared by a regulated clearinghouse. Swaps subject to this requirement are typically submitted for clearing through brokerage firms that are members of the clearinghouse. A fund would establish an account with a brokerage firm to facilitate clearing such a swap, and the clearinghouse would become the fund’s counterparty. A brokerage firm would guarantee the fund’s performance on the swap to the clearinghouse. The fund would be exposed to the credit risk of the clearinghouse and the brokerage firm that holds the cleared swap. The brokerage firm also would impose margin requirements with respect to open cleared swap positions held by the fund, and the brokerage firm would be able to require termination of those positions in certain circumstances. These margin requirements and termination provisions may adversely affect the fund’s ability to trade cleared swaps. In addition, the fund may not be able to recover the full amount of its margin from a brokerage firm if the firm were to go into bankruptcy. It is also possible that the fund would not be able to enter into a swap transaction that is required to be cleared if no clearinghouse will accept the swap for clearing.
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Swaps that are required to be cleared must be traded on a regulated execution facility or contract market that makes them available for trading. The transition from trading swaps bilaterally to trading them on such a facility or market may not result in swaps being easier to trade or value and may present certain execution risks if these facilities and markets do not operate properly. On-facility trading of swaps is also expected to lead to greater standardization of their terms. It is possible that a fund may not be able to enter into swaps that fully meet its investment needs, or that the costs of entering into customized swaps, including any applicable margin requirements, will be significant.
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Financial Instruments transactions conducted outside the U.S. may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of Financial Instruments transactions are also applicable to Financial Instruments used outside the U.S. Financial Instruments used outside the U.S. also are subject to the risks affecting foreign securities, currencies and other instruments.
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Financial Instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.
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Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders.
Hedging: As stated above, the term “hedging” often is used to describe a transaction or strategy that is intended to mitigate risk of loss in some fashion. Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund’s portfolio. In a short hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.
Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a fund does not own a corresponding security and, therefore, the transaction does not relate to the portfolio security that a fund owns. Rather, it relates to a security that a fund intends to acquire. If a fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.
In hedging transactions, Financial Instruments on securities (such as options and/or futures) generally are used to attempt to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a fund has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors.
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Options – Generally: A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.
Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. When a fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a fund as well as the loss of any expected benefit of the transaction.
Writing put or call options can enable a fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, a fund may also suffer a loss. For example, if the market price of the security underlying a put option written by a fund declines to less than the exercise price of the option, minus the premium received, it can be expected that the option will be exercised and a fund would be required to purchase the security at more than its market value. If a security appreciates to a price higher than the exercise price of a call option written by a fund, it can be expected that the option will be exercised and a fund will be obligated to sell the security at less than its market value.
The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options purchased by a fund that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a fund expires unexercised, the fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.
A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration. There can be no assurance that it will be possible for a fund to enter into any closing transaction.
A type of put that a fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to a fund. An optional delivery standby commitment gives a fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.
Options on Indices: Puts and calls on indices are similar to puts and calls on securities (described above) or futures contracts (described below) except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from a fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.
Options on indices may, depending on the circumstances, involve greater risk than options on securities. Because index options are settled in cash, when a fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.
Futures Contracts and Options on Futures Contracts: A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument or, in the case of index and similar futures, cash, called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the asset called for in the contract in a specified delivery month at a stated price. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.
Futures strategies can be used to change the duration of a fund’s portfolio. If a sub-adviser wishes to shorten the duration of the fund’s portfolio, a fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If a sub-adviser wishes to lengthen the duration of a fund’s portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.
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Futures contracts may also be used for other purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.
No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit “initial margin.” Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.
Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Daily variation margin calls could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a disadvantageous time or price.
Although some futures and options on futures call for making or taking delivery of the underlying securities, currencies or cash, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same index, currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, a fund realizes a gain, or if it is more, a fund realizes a loss. If an offsetting sale price is more than the original purchase price, a fund realizes a gain, or if it is less, a fund realizes a loss. A fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If a fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. A fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.
If an index future is used for hedging purposes the risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a fund has sold index futures contracts to hedge against a decline in the market, the market may advance and the value of the securities held in the fund may decline. If this occurred, a fund would lose money on the futures contract and also experience a decline in value of its portfolio securities.
Where index futures are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If a sub-adviser then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, a fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.
Non-U.S. Currency Strategies: A fund may invest in securities that are denominated in non-U.S. currencies and may engage in a variety of non-U.S. currency exchange transactions to protect against uncertainty in the level of future exchange rates or to earn additional income. A fund may use options and futures contracts, swaps and indexed notes relating to non-U.S. currencies and forward currency contracts to attempt to hedge against movements in the values of the non-U.S. currencies in which the fund’s securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.
The value of Financial Instruments on non-U.S. currencies depends on the value of the underlying currency relative to the U.S. dollar. Because non-U.S. currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying non-U.S. currencies at prices that are less favorable than for round lots.
There is no systematic reporting of last sale information for non-U.S. currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market
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in non-U.S. currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.
Settlement of transactions involving non-U.S. currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying non-U.S. currency in accordance with any U.S. or non-U.S. regulations regarding the maintenance of non-U.S. banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.
Generally, OTC non-U.S. currency options used by a fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.
Forward Currency Contracts: A fund may enter into forward currency contracts to purchase or sell non-U.S. currencies for a fixed amount of U.S. dollars or another non-U.S. currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.
The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.
As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty.
If a fund engages in a forward currency contract with respect to particular securities, the precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the non-U.S. currency, will change after the forward currency contract has been established. Thus, a fund might need to purchase or sell non-U.S. currencies in the spot (cash) market to the extent such non-U.S. currencies are not covered by forward currency contracts.
Swaps, Caps, Floors and Collars: A fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the fund anticipates purchasing at a later date, to attempt to enhance yield or total return, or as a substitute for other investments. A swap typically involves the exchange by a fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.
Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a fund’s investments and its share price and yield because, and to the extent, these agreements affect a fund’s exposure to long- or short-term interest rates, non-U.S. currency values, mortgage-backed or other security values, corporate borrowing rates or other factors such as security prices or inflation rates.
Swap agreements will tend to shift a fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.
If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses.
A fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or a non-U.S. corporate issuer, on the debt obligation. In return, a fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap which may be significantly larger than a fund’s cost to enter into the credit default swap.
A fund may purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case a fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk – that the seller may fail to satisfy its payment obligations to a fund in the event of a default.
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The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be earmarked or set aside as cover, as described below. A fund will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis, including segregating assets to cover any potential obligation under a credit default swap sold by it, and will maintain cover as required by SEC guidelines from time to time with respect to caps and floors written by a fund.
Contracts for Difference: A fund may enter into contracts for difference (“CFDs”). A CFD is a contract between two parties, typically described as “buyer” and “seller,” stipulating that the seller will pay to the buyer the difference between the current value of an asset and its value in the future. (If the difference is negative, then the buyer instead pays the seller.) In effect, CFDs are Financial Instruments that allow a fund to take synthetic long or synthetic short positions on underlying assets.
CFDs are subject to liquidity risk because the liquidity of the CFD is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its ﬁnancial obligations under the terms of the contract. To the extent that there is an imperfect correlation between the return on a fund’s obligation to its counterparty under the CFD and the return on related assets in its portfolio, the CFD transaction may increase the fund’s ﬁnancial risk. CFDs, like many other Financial Instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require the fund to deposit additional sums to cover this, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which the fund is liable. CFDs are not registered with the SEC or any U.S. regulator, and are not subject to U.S. regulation.
Combined Positions: A fund may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
Cover: Transactions using Financial Instruments may involve obligations which if not covered could be construed as “senior securities.” A fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate, set aside or earmark on its books cash or liquid assets in the prescribed amount as determined daily. A fund may cover such transactions using other methods permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff. Although SEC guidelines on cover are designed to limit the transactions involving Financial Instruments that a fund may be engaged in at any time, the segregation of assets does not reduce the risks to a fund of entering into transactions in Financial Instruments.
Turnover: A fund’s derivatives activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, also increasing turnover; although such exercise is within a fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.
Roll Timing: A fund may engage in roll-timing strategies where the fund seeks to extend the expiration or maturity of a position, such as a forward contract, futures contract or to-be-announced (“TBA”) transaction, on an underlying asset by closing out the position before expiration and contemporaneously opening a new position with respect to the same underlying asset that has substantially similar terms except for a later expiration date. Such “rolls” enable the fund to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset. Similarly, as certain standardized swap agreements transition from over-the-counter trading to mandatory exchange-trading and clearing due to the implementation of Dodd-Frank Act regulatory requirements, a fund may “roll” an existing over-the-counter swap agreement by closing out the position before expiration and contemporaneously entering into a new exchange-traded and cleared swap agreement on the same underlying asset with substantially similar terms except for a later expiration date. These types of new positions opened contemporaneous with the closing of an existing position on the same underlying asset with substantially similar terms are collectively referred to as “Roll Transactions.”
Foreign Securities
The following investments are subject to limitations as set forth in each fund’s investment restrictions and policies.
A fund may invest in foreign securities through the purchase of securities of foreign issuers or of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and Fiduciary Depositary Receipts (“FDRs”) or other securities representing underlying shares of foreign companies.
The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which a
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fund’s portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain foreign countries, particularly emerging markets and frontier markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.
Unanticipated political or social developments may affect the values of a fund’s investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.
Securities of some foreign companies are less liquid, and their prices are more volatile, than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold resulting in increased exposure of a fund to market and foreign exchange fluctuations brought about by such delays, and to the corresponding negative impact on fund liquidity.
The interest payable on a fund’s foreign securities may be subject to foreign withholding taxes, which will reduce the fund’s return on its investments. In addition, the operating expenses of a fund making such investment can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the costs of investing in foreign securities, such as custodial costs, valuation costs and communication costs, are higher than the costs of investing exclusively in U.S. securities.
There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in frontier markets and certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. In addition, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for a fund to accurately price its portfolio securities or to dispose of such securities at the times determined by a sub-adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a fund’s operations require cash, such as in order to meet redemptions and to pay its expenses.
A fund may invest in securities of emerging market and frontier market countries. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable. Frontier market countries generally have smaller economies and even less developed capital markets than emerging markets countries. These securities may be U.S. dollar denominated or non-U.S. dollar denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations (including dollar and non-dollar denominated) and other debt securities of foreign corporate issuers; and (d) non-dollar denominated debt obligations of U.S. corporate issuers. A fund may also invest in securities denominated in currencies of emerging market or frontier market countries. There is no minimum rating criteria for a fund’s investments in such securities.
Certain non-U.S. countries, including emerging markets and frontier markets, may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a fund’s investment in those markets and may increase the expenses of a fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a fund’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade.
Custodian services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when
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settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a fund to make intended securities purchases because of settlement problems could cause a fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a fund because of a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect a fund against loss or theft of its assets.
A fund may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to the fund’s investments in such countries. These taxes will reduce the return achieved by a fund. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.
The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. A fund’s investment performance may be negatively affected by a devaluation of a currency in which the fund’s investments are quoted or denominated. Further, a fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.
The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic conditions and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the U.S. and the particular foreign country. All these factors are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the U.S. and other foreign countries important to international trade and finance. Government intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.
ADRs, EDRs and GDRs: A fund may also purchase ADRs, American Depositary Debentures, American Depositary Notes, American Depositary Bonds, EDRs, GDRs and FDRs, or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the U.S. and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the U.S. about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. A fund may invest in ADRs through both sponsored and unsponsored arrangements. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.
Eurodollar or Yankee Obligations: Eurodollar bank obligations are dollar denominated debt obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar denominated obligations issued in the U.S. capital markets by foreign issuers. Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.
Sovereign Government and Supranational Debt: A fund may invest in all types of debt securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.
Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
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Russian Securities
A fund may invest directly in the securities of Russian issuers or may have indirect exposure to Russian securities through its investment in one or more funds with direct investments in Russia. Investment in those securities presents many of the same risks as investing in the securities of emerging country issuers, as described above. The social, political, legal, and operational risks of investing in Russian issuers, and of having assets held in custody within Russia, however, may be particularly pronounced relative to investments in more developed countries. Russia’s system of share registration and custody creates certain risks of loss (including the risk of total loss) that are not normally associated with investments in other securities markets.
A risk of particular note with respect to direct investment in Russian securities results from the way in which ownership of shares of companies is normally recorded. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company’s share register and normally evidenced by “share extracts” from the register or, in certain circumstances, by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. The share registrars are controlled by the issuer of the security, and investors are provided with few legal rights against such registrars. These registrars are not necessarily subject to effective state supervision, nor are they licensed with any governmental entity. It is possible for a fund to lose its registration through fraud, negligence, or even mere oversight. Each applicable fund will endeavor to ensure that its interest is appropriately recorded, which may involve a custodian or other agent inspecting the share register and obtaining extracts of share registers through regular confirmations. However, these extracts have no legal enforceability and it is possible that a subsequent illegal amendment or other fraudulent act may deprive a fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of a loss of share registration. Further, significant delays or problems may occur in registering the transfer of securities, which could cause a fund to incur losses due to a counterparty’s failure to pay for securities the fund has delivered or the fund’s inability to complete its contractual obligations because of theft or other reasons.
Also, although a Russian public enterprise having a certain minimum number of shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, this regulation has not always been strictly enforced in practice. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions in the share register.
Other Investments
Illiquid Investments
An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may be difficult to value, and a fund may have difficulty disposing of such securities promptly.
The sale of illiquid investments often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. A fund may be restricted in its ability to sell such securities at a time when a fund’s sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a fund may have to sell other assets, rather than such illiquid investments, at a time that is not advantageous.
Each fund monitors the portion of its total assets that are invested in illiquid investments on an ongoing basis, not only at the time of the investment in such securities.
Investments in the Real Estate Industry and Real Estate Investment Trusts (“REITs”)
REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.
REITs (especially mortgage REITs) are also subject to interest rate risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such
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investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.
Certain funds may invest in foreign real estate companies, which are similar to entities organized and operated as REITs in the U.S. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, and a fund indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests.
Commodities and Natural Resources
Commodities may include, among other things, oil, gas, timber, farm products, minerals, precious metals, for example, gold, silver, platinum, and palladium, and other natural resources. Certain funds may invest in companies (such as mining, dealing or transportation companies) with substantial exposure to, or instruments that result in exposure to, commodities markets. Commodities generally and particular commodities have, at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of commodities may be, however, less subject to local and company-specific factors than securities of individual companies. As a result, commodity prices may be more or less volatile in price than securities of companies engaged in commodity-related businesses. Investments in commodities can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations.
Commodity-Linked Investments
A fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked investments, including commodities futures contracts, commodity-linked derivatives, and commodity-linked notes. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. The value of commodity-linked investments held by a fund may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.
The prices of commodity-linked investments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall fund diversification benefits. Under favorable economic conditions, a fund's commodity-linked investments may be expected to underperform an investment in traditional securities.
Hybrid Instruments
Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below-market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments are normally at the bottom of an issuer’s debt capital structure. As such, they may be more sensitive to economic changes than more senior debt securities. These securities may also be viewed as more equity-like by the market when the issuer or its parent company experience financial problems. Hybrid instruments can have volatile prices and limited liquidity, and their use may not be successful.
Trade Claims
Trade claims are non-securitized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. There is no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Trade claims are speculative and are subject to the risks associated with low-quality obligations.
Passive Foreign Investment Companies
Certain foreign entities called passive foreign investment companies have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a fund’s expenses (management fees and operating expenses), shareholders will also indirectly
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bear similar expenses of passive foreign investment companies in which the fund invests. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the fund held its investment. In addition, the shareholders may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned by a fund from these investments.
To avoid such tax and interest, each fund generally intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income.
Master Limited Partnerships
Master Limited Partnership (“MLPs”) are limited partnerships whose shares (or units) are listed and traded on a U.S. securities exchange, just like common stock. To qualify for tax treatment as a partnership, an MLP must receive at least 90% of its income from qualifying sources such as natural resource activities. Natural resource activities include the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner, which is generally a major energy company, investment fund or the management of the MLP, typically controls the MLP through a 2% general partner equity interest in the MLP plus common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.
MLPs are typically structured such that common units have first priority to receive quarterly cash distributions up to an established minimum quarterly dividend (“MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD, but subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which maximizes value to unit holders. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where the general partner is receiving 50% of every incremental dollar paid to common and subordinated unit holders. By providing for incentive distributions the general partner is encouraged to streamline costs and acquire assets in order to grow the partnership, increase the partnership’s cash flow, and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.
MLP I-Shares
I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. I-Shares are traded on the New York Stock Exchange (“NYSE”) and the NYSE AMEX. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. i-units generally receive no allocations of income, gain, loss or deduction unless and until the MLP is liquidated. In addition, rather than receiving cash distributions, the MLP affiliate receives additional i-units based on a formula. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates’ receipt of i-units, rather than cash distributions. Distributions of additional i-units and of additional I-Shares generally are not taxable events for the MLP affiliate and the holder of the I-Shares, respectively. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units.
Energy Infrastructure Companies
Companies engaged in the energy infrastructure sector principally include publicly-traded MLPs and limited liability companies taxed as partnerships, MLP affiliates, Canadian income trusts and their successor companies, pipeline companies, utilities, and other companies that derive a substantial portion of their revenues from operating or providing services in support of infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries (collectively, “Energy Infrastructure Companies”).
Energy Infrastructure Companies may be directly affected by energy commodity prices, especially those Energy Infrastructure Companies which own the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems.
A decrease in the production or availability of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of Energy Infrastructure Companies. In addition, Energy Infrastructure Companies engaged in the production of natural gas, natural gas liquids, crude oil, refined petroleum products or coal are subject to the risk that their commodity reserves naturally deplete over time.
Energy Infrastructure Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Infrastructure Companies.
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Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact Energy Infrastructure Companies.
Other Investment Companies
Subject to applicable statutory and regulatory limitations, a fund may invest in shares of other investment companies, including shares of other mutual funds, closed-end funds, and unregistered investment companies. Pursuant to an exemptive order obtained from the SEC or under a statutory exemption or an exemptive rule adopted by the SEC, a fund may invest in other investment companies beyond the statutory limits prescribed by the 1940 Act. The SEC recently adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, among other things, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits and the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act. Rule 12d1-4, which was effective on January 19, 2021, permits a fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters is effective on January 19, 2022. After such time, an investment company will no longer be able to rely on the aforementioned exemptive orders and no-action letters, and will be subject instead to Rule 12d1-4 and other applicable rules under Section 12(d)(1).
Investments in other investment companies are subject to the risk of the securities in which those investment companies invest. In addition, to the extent a fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of a fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.
Certain sub-advisers have received an exemptive order from the SEC permitting funds that are sub-advised by the sub-adviser to invest in affiliated registered money market funds and ETFs, and in an affiliated private investment company; provided however, that, among other limitations, in all cases the fund’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of its total assets at any time.
Exchange-Traded Funds (“ETFs”)
ETFs are typically registered investment companies whose securities are traded over an exchange at their market price. ETFs generally represent a portfolio of securities designed to track a particular market index or other group of securities. Other ETFs are actively managed and seek to achieve a stated objective by investing in a portfolio of securities and other assets. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although the potential lack of liquidity of an ETF could result in it being more volatile. There is also a risk that the general level of securities prices may decline, thereby adversely affecting the value of ETFs invested in by a fund. Moreover, a fund’s investments in index-based ETFs may not exactly match the performance of a direct investment in the respective indices or portfolios of securities to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Additionally, ETFs have management fees which increase their costs.
Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day, bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. However, the funds held by index-based ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of index based ETFs tend to closely track the actual net asset value of the underlying portfolios and a fund will generally gain or lose value depending on the performance of the index. However, gains or losses on a fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. A fund may invest in ETFs that are actively managed. Actively managed ETFs do not have the transparency of index-based ETFs, and also therefore, are more likely to trade at a discount or premium to actual net asset values.
Exchange-Traded Notes (“ETNs”)
ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected. ETNs are not registered or regulated as investment companies under the 1940 Act.
The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.
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Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.
There may be restrictions on a fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested. The timing and character of income and gains derived from ETNs is under consideration by the U.S. Treasury and Internal Revenue Service (the “IRS”) and may also be affected by future legislation.
Dollar Roll Transactions
“Dollar roll” transactions consist of the sale by a fund to a bank or broker-dealer (the “counterparty”) of Ginnie Mae certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.
A fund will not use such transactions for leveraging purposes and will segregate liquid assets in an amount sufficient to meet its purchase obligations under the transactions.
The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund’s right to purchase from the counterparty might be restricted. In addition, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical, security to a fund, the security that the fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds the transaction costs.
Short Sales
In short selling transactions, a fund sells a security it does not own in anticipation that the price of the security will decline. The fund must borrow the same security and deliver it to the buyer to complete the sale. The fund will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the fund must replace the borrowed security. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, possible losses from short sales may, theoretically, be unlimited (e.g., if the price of a stock sold short rises) and a fund may be unable to replace a borrowed security sold short. A fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions.
Short sales also involve other costs. A fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities. A fund secures its obligation to replace the borrowed security by depositing collateral with the lender or its custodian or qualified sub-custodian, usually in cash, U.S. government securities or other liquid securities similar to those borrowed. All short sales will be fully collateralized.
A fund may sell securities “short against the box.” In short sales “against the box,” the fund, at all times when the short position is open, owns an equal amount of the securities sold short or has the right to obtain, at no added cost, securities identical to those sold short. When selling short against the box, if the price of such securities were to increase rather than decrease, the fund would forgo the potential realization of the increased value of the shares sold short.
International Agency Obligations
Bonds, notes or Eurobonds of international agencies include securities issued by the Asian Development Bank, the European Economic Community, and the European Investment Bank. A fund may also purchase obligations of the International Bank for Reconstruction and Development which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the U.S.
When-Issued, Delayed Settlement and Forward Delivery Securities
Securities may be purchased and sold on a “when-issued,” “delayed settlement” or “forward (delayed) delivery” basis. “When-issued” or “forward delivery” refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due.
A fund may engage in when-issued or forward delivery transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a fund engages in when-issued or forward delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage (although leverage may result).
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“Delayed settlement” is a term used to describe settlement of a securities transaction in the secondary market that will occur sometime in the future. No payment or delivery is made by a fund until it receives payment or delivery from the other party to any of the above transactions. A fund will segregate with its custodian cash, U.S. government securities or other liquid assets at least equal to the value or purchase commitments (alternatively, liquid assets may be earmarked on the fund’s records) until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a fund may earn income on securities it has segregated to collateralize its delayed delivery purchases.
New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.
At the time of settlement, the market value and/or the yield of the security may be more or less than the purchase price. A fund bears the risk of such market value fluctuations. These transactions also involve the risk that the other party to the transaction may defaults on its obligation to make payment or delivery. As a result, a fund may be delayed or prevented from completing the transaction and may incur additional costs as a consequence of the delay.
Additional Information
Temporary Defensive Position
At times a fund’s sub-adviser may judge that conditions in the securities markets make pursuing the fund’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, a sub-adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the fund’s assets. In implementing these defensive strategies, a fund may invest without limit in securities that a sub-adviser believes present less risk to a fund, including equity securities, debt and fixed income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, CDs, demand and time deposits, bankers’ acceptance or other securities a sub-adviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. During periods in which such strategies are used, the duration of a fund may diverge from the duration range for that fund disclosed in its prospectus (if applicable). It is impossible to predict when, or for how long, a fund will use these alternative strategies. As a result of using these alternative strategies, a fund may not achieve its investment objective.
Borrowings
A fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns.
When a fund invests borrowing proceeds in other securities, the fund will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that a fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the fund’s return.
A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. This could adversely affect the portfolio managers’ strategy and result in lower fund returns. Interest on any borrowings will be a fund expense and will reduce the value of a fund’s shares.
A fund may borrow on a secured or on an unsecured basis. If a fund enters into a secured borrowing arrangement, a portion of the fund’s assets will be used as collateral. During the term of the borrowing, the fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, a fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the portfolio managers’ strategy and result in lower fund returns. The fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in a fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.
The 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund Lending
To satisfy redemption requests or to cover unanticipated cash shortfalls, a fund may enter into lending agreements (“Interfund Lending Agreements”) under which the fund would lend money and borrow money for temporary purposes directly to and from another Transamerica fund through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to TAM and the Trust permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the fund otherwise would invest in repurchase agreements or other short-term instruments.
If a fund has outstanding borrowings, any Interfund Loans to the fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any
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outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.
A fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Transamerica fund, the fund’s interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the fund may borrow through the credit facility on a secured basis only. A fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 33 1∕3% of its total assets.
No fund may lend to another fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund’s net assets at the time of the loan. A fund’s Interfund Loans to any one fund shall not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.
The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at higher rates (if such borrowing is available) or sell securities at a loss if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.
Reverse Repurchase Agreements
A reverse repurchase agreement has the characteristics of a secured borrowing and creates leverage. In a reverse repurchase transaction, a fund sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, a fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash. During the term of the transaction, a fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.
A fund may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in its prospectus or this SAI, a fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns.
During the term of the transaction, a fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When a fund reinvests the proceeds of a reverse repurchase agreement in other securities, the fund will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to satisfy the fund’s obligations under the reverse repurchase agreement. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. This could also result in the fund having to dispose of investments at inopportune times and at disadvantageous amounts. In addition, if a fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the fund’s return.
When a fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in a fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.
In addition, a fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the portfolio managers’ strategy and result in losses. At the time a fund enters into a reverse repurchase agreement, the fund is required to set aside or earmark on its books cash or other appropriate liquid securities in the amount of the fund’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect a fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.
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Lending
Consistent with applicable regulatory requirements and the limitations as set forth in each fund's investment restrictions and policies, a fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. Loans of securities will be secured continuously by collateral in cash or U.S. government or agency securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received by a fund will be invested in high quality short-term instruments, or in one or more funds maintained by the lending agent for the purpose of investing cash collateral. During the term of the loan, a fund will continue to have investment risk with respect to the security loaned, as well as risk with respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, will receive any income generated by the fund’s investment of the collateral (subject to a rebate payable to the borrower and a percentage of the income payable to the lending agent). Where the borrower provides a fund with collateral other than cash, the borrower is also obligated to pay the fund a fee for use of the borrowed securities. A fund does not have the right to vote any securities having voting rights during the existence of the loan, but would retain the right to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. In addition, a fund could suffer loss if the loan terminates and the fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer.
Voluntary Actions
From time to time, a fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a fund, and the acquisition is determined to be beneficial to fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this section or any percentage investment limitation of the 1940 Act or rules thereunder, if a fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, after announcement of the offering, but prior to the receipt of the securities or instruments, the fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.
Cybersecurity
With the increased use of technologies such as the Internet to conduct business, a fund is susceptible to operational, information security and related risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund’s investment adviser, sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While a fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been adequately identified or prepared for. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the fund or its shareholders. Cybersecurity risks may also impact issuers of securities in which the fund invests, which may cause the fund’s investments in such issuers to lose value. A fund and its shareholders could be negatively impacted as a result.
Portfolio Turnover
Portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities held during the year.
Changes in security holdings are made by a fund’s sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or developments not foreseen at the time of the investment decision.
A sub-adviser may engage in a significant number of short-term transactions if such investing serves the fund’s objective. The rate of portfolio turnover will not be a limiting factor when such short-term investing is considered appropriate. Increased turnover results in higher brokerage costs or mark-up charges for a fund, these charges are ultimately borne by the shareholders.
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In computing the portfolio turnover rate, securities whose maturities or expiration dates at the time of acquisition are one year or less are excluded. Subject to this exclusion, the turnover rate for the fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of portfolio securities owned by the fund during the fiscal year.
There are no fixed limitations regarding the portfolio turnover rates of the fund. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Higher turnover rates tend to result in higher brokerage fees. Securities initially satisfying the basic policies and objective of each fund may be disposed of when they are no longer deemed suitable.
The following funds had a significant variation in their portfolio turnover rates over the fiscal year ended October 31, 2020:
Transamerica ClearTrack® 2020 had increased trading in 2020 as a result of the risk management process employed, leading to a higher turnover rate for that year.
Transamerica ClearTrack® 2025 had increased trading in 2020 as a result of the risk management process employed, leading to a higher turnover rate for that year.
Historical turnover rates are included in the Financial Highlights tables in the prospectus.
Disclosure of Portfolio Holdings
It is the policy of the funds to protect the confidentiality of their portfolio holdings and prevent the selective disclosure of non-public information about portfolio holdings. The funds’ service providers are required to comply with this policy. No non-public information concerning the portfolio holdings of the funds may be disclosed to any unaffiliated third party, except as provided below. The Board has adopted formal procedures governing compliance with these policies.
The funds believe the policy is in the best interests of each fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about the funds’ portfolio holdings and the need to protect the funds from potentially harmful disclosures. Any conflicts of interest between the interests of fund shareholders and those of TAM or its affiliates are addressed in a manner that places the interests of fund shareholders first.
Information concerning the funds’ holdings is available via the funds’ website at: www.transamerica.com/investments/mutual-funds. The funds generally make publicly available their complete portfolio holdings no sooner than 15 days after month-end. Such information generally remains on the website for 6 months, or as otherwise consistent with applicable regulations.
The funds’ semi-annual reports and annual reports contain a complete listing of each fund’s holdings as of the end of the fund’s second and fourth fiscal quarters. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov. Each fiscal quarter, each non-money market fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT”, with quarter-end disclosures being made public 60 days after the end of each fiscal quarter.
In addition, the funds may release via the funds’ website at www.transamerica.com/investments/mutual-funds the following information concerning a fund before disclosure of the fund’s full portfolio holdings is made publicly available:
•
Top Ten Holdings – A fund’s top ten holdings and the total percentage of the fund such aggregate holdings represent.
•
Sector Holdings – A fund’s sector information and the total percentage of the fund held in each sector.
•
Other Portfolio Characteristic Data – Any other analytical data with respect to a fund that does not identify any specific portfolio holding.
•
Funds of ETFs and Funds of Funds – For any fund whose investments (other than cash alternatives) consist solely of shares of ETFs and/or other Funds, no sooner than 10 days after the end of a month the names of the ETFs or Funds held as of the end of that month and the percentage of the fund’s net assets held in each ETF or Fund as of the end of that month.
Mutual fund rating and ranking organizations such as FactSet, Lipper, Inc. and Morningstar, Inc., or consultants and/or other financial industry institutions such as Bloomberg L.P., and eVestment may request a complete list of non-public portfolio holdings in order to rank or rate a fund or to assess the risks of a fund or otherwise and/or to produce related performance attribution statistics. Similarly, an intermediary may be provided with non-public portfolio holdings in order to allow the intermediary to prepare the portfolio holdings information for shareholders on a timely basis. Portfolio holdings information released to these parties is the same portfolio holdings posted to the funds’ website each month and is subject to the guidelines discussed below. Pursuant to the policy, TAM may disclose a complete list of each fund’s holdings to any person on a monthly basis after the holdings are posted to the funds’ website, usually 15 days after month-end.
The funds may also from time to time provide or make available to third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of the fund’s holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of the fund’s holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country, (iv) performance attribution and other summary and statistical information that does not include identification of specific portfolio holdings (prior to such holdings becoming public), and (v) the volatility characteristics of the fund.
36

TAM’s Operational Risk Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any fund prior to such fund’s public disclosure of its portfolio holdings and (ii) TAM has made a good faith determination that the requested information is not material given the particular facts and circumstances. TAM may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.
Disclosure of non-public portfolio holdings information for a fund may only be provided pursuant to the guidelines below.
- Non-public portfolio holdings information may be provided at any time (and as frequently as daily) to the funds’ service providers, counterparties, and others who generally need access to such information in the performance of their contractual duties and responsibilities providing services to a fund for a legitimate business purpose, where such vendor or service provider is subject to a duty of confidentiality, including a duty to prohibit the vendor from sharing non-public information with an unauthorized source or trading upon any non-public information provided by TAM on behalf of a fund. These entities, parties, and persons include, but are not limited to: TAM, the sub-advisers, custodian, administrator, sub-administrator, transfer agent, sub-transfer agent, executing broker-dealers/counterparties in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities, research and analytics providers, securities lending agent, financial printer, banks, proxy voting services, pricing service vendors, regulatory authorities, independent public accountants, attorneys, and the funds’ officers and trustees, subject to a duty of confidentiality with respect to any portfolio holdings information. In addition, certain of the funds’ sub-advisers utilize middle- and back-office providers to fulfill their contractual duties and responsibilities to the funds. The disclosure of non-public portfolio holdings information to such third parties generally will be subject to a requirement, by explicit agreement or by virtue of their respective duties to the funds, that those third parties maintain the confidentiality of such information.
- TAM receives non-public portfolio holdings information to assist in the selection of underlying funds for certain Transamerica asset allocation funds.
- Non-public portfolio holdings information for certain funds may be disclosed to the risk assessment department of Transamerica insurance companies solely to allow them to hedge their obligations under variable annuity and life products. Each applicable Transamerica insurance company has signed a confidentiality agreement.
- A fund may provide non-public portfolio holdings information to (i) third parties that calculate information derived from portfolio holdings for use by TAM, a sub-adviser, or their affiliates, and (ii) an investment adviser or sub-adviser, trustee, or their agents to whom portfolio holdings are disclosed for due diligence purposes or in anticipation of a potential merger involving a fund. Each individual request is reviewed by TAM’s Operational Risk Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the applicable fund(s). Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that (a) the portfolio holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. TAM relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to a fund.
- In addition to those set out above, as of June 30, 2021, the following entities receive information about the funds’ securities pursuant to an ongoing arrangement with the funds in connection with services provided to the funds:

Recipient	Purpose	Frequency
Bloomberg LP	Statistical ranking, rating, and/or performance attribution analysis	Daily
Broadridge	Print vendor for shareholder documents, proxy solicitor/tabulator, 15(c) analysis	Daily
CAPIS	Trade execution analysis	Daily
eVestment Alliance, LLC	Institutional sales and RFP opportunities	Quarterly
FactSet	Statistical ranking, rating, and/or performance attribution analysis	Daily
FXTransparency	Trade execution analysis	Daily
Glass Lewis & Co.	Proxy voting services	Quarterly
Globe Tax Services, Inc.	ECJ foreign tax reclaim services	As necessary
Grant Thornton Pakistan	Provide tax services for market in Pakistan	As necessary
IDC	Pricing	As necessary
Investment Company Institute	Holdings Information on Form N-PORT	Quarterly
KPMG Taiwan	Provide tax services for market in Taiwan	As necessary
Lipper, Inc.	Statistical ranking, rating, and/or performance attribution analysis	Quarterly
Markit North America	Pricing	As necessary
Morningstar LLC	Statistical ranking, rating, and/or performance attribution analysis	Daily
PricewaterhouseCoopers Private Limited	Provide tax services for market in India	As necessary
Refinitiv US LLC	Pricing	As necessary
R.R. Donnelly	Financial reporting	Monthly
37

Schwab CT	Code of Ethics monitoring	Daily
truView	Risk and liquidity management analytics	Daily
TAM, its affiliates, the funds, the funds’ sub-advisers and the funds’ other service providers will not enter into any arrangements from which they derive compensation for the disclosure of non-public portfolio holdings information.
Subject to such departures as TAM believes reasonable and consistent with reasonably protecting the confidentiality of the portfolio holding information, each confidentiality agreement should provide that, among other things: the portfolio holding information is the confidential property of the funds (and their service providers, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement. The recipient of the portfolio holding information agrees to limit access to the portfolio holding information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio holding information and (2) subject to a duty of confidentiality, including duties not to share the non-public information with an unauthorized source and not to trade on non-public information. Upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio holding information.
The funds (or their authorized service providers) may disclose portfolio holding information before its public disclosure based on the criteria described above. The frequency with which such information may be disclosed, and the length of the lag, if any, between the disclosure date of the information and the date on which the information is publicly disclosed, varies based on the terms of the applicable confidentiality agreement. The funds currently provide portfolio holding information to the third parties listed herein at the stated frequency as part of ongoing arrangements that include the release of portfolio holding information in accordance with the policy.
The Trust’s Chief Compliance Officer (“CCO”) or his/her delegate may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holding information or waive certain requirements. Any exceptions to the policy must be consistent with the purposes of the policy. The CCO reports to the Board material compliance violations of the funds’ policies and procedures on disclosure of portfolio holdings.
In addition, separate account and unregistered product clients of TAM, the sub-advisers of the funds, or their respective affiliates generally have access to information regarding the portfolio holdings of their own accounts. Prospective clients may also have access to representative portfolio holdings. These clients and prospective clients are not subject to the portfolio holdings disclosure policies described above. Some of these separate accounts and unregistered product clients have substantially similar or identical investment objectives and strategies to certain funds, and therefore may have substantially similar or nearly identical portfolio holdings as those funds.
Certain information in the above section may not apply to all of the funds managed by TAM.
There can be no assurance that the funds’ policy with respect to disclosure of portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.
Commodity Exchange Act Registration
The funds are operated by the Investment Manager pursuant to an exclusion from registration as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”), and therefore, are not subject to registration or regulation under the CEA. The funds are limited in their ability to enter into commodity interests positions subject to Commodity Futures Trading Commission (“CFTC”) jurisdiction.
Management of the Trust
Each of the funds is supervised by the Board.
Board Members and Officers
The members of the Board (“Board Members”) and executive officers of the Trust are listed below.
“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”
The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of each fund by its officers. The Board also reviews the management of each fund’s assets by the investment manager and its respective sub-adviser.
The funds are among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); (iii) Transamerica ETF Trust (“TET”); and (iv) Transamerica Asset Allocation Variable Funds (“TAAVF”). The Transamerica Fund Family consists of 120 funds as of the date of this SAI. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.
38

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.
The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.
39

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS
Marijn P. Smit (47)	Chairman of the Board, President and Chief Executive Officer	Since 2014
Chairman of the Board, President and Chief
Executive Officer, TF, TST and TAAVF
(2014 – present);
Chairman of the Board, President and Chief
Executive Officer, TET (2017 – present);
Chairman of the Board, President and Chief
Executive Officer, Transamerica Partners
Portfolio (“TPP”), Transamerica Partners
Funds Group (“TPFG”) and Transamerica
Partners Funds Group II (“TPFG II”) (2014
– 2018);
Director, Chairman of the Board, President
and Chief Executive Officer, Transamerica
Asset Management, Inc. (“TAM”) and
Transamerica Fund Services, Inc. (“TFS”)
(2014 – present);
Senior Vice President, Transamerica
Retirement Solutions LLC (2012 - present);
Trust Officer, Massachusetts Fidelity Trust
Company (2014 - 2021);
President, Investment Solutions,
Transamerica Investments & Retirement
(2014 – 2016);
Vice President, Transamerica Life Insurance
Company (2010 – 2016);
Vice President, Transamerica Premier Life
Insurance Company (2010 – 2016);
Senior Vice President, Transamerica
Financial Life Insurance Company (2013 –
2016);
Senior Vice President, Transamerica
Retirement Advisors, Inc. (2013 – 2016)
and President and Director, Transamerica
Stable Value Solutions, Inc. (2010 – 2016).
				120	Director, Massachusetts Fidelity Trust Company (2014 - 2021); Director, Aegon Global Funds (2016 - present)
Alan F. Warrick (72)	Board Member	Since 2012	Board Member, TF, TST and TAAVF (2012 – present); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	115	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (69)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST and TAAVF (2008 – present); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	115	Big 5 Sporting Goods (2002 – present); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (65)	Lead Independent Board Member	Since 2002	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, TF (2002 – present); Board Member, TAAVF (2007 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Market President, Nations Bank of Sun Coast Florida (1998 – 1999); Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);	115	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
40

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS—continued
Leo J. Hill (continued)
Executive Vice President and Senior Credit
Officer, Barnett Banks of Jacksonville,
Florida (1991 – 1994);
and Senior Vice President and Senior Loan
Administration Officer, Wachovia Bank of
Georgia (1976 – 1991).

David W. Jennings (74)	Board Member	Since 2009	Board Member, TF, TST and TAAVF (2009 – present); Board Member, TPP, TPFG and TPFG II (2009 – 2018); Managing Director, Hilton Capital Management, LLC (2010 – present).	115	N/A
Fredric A. Nelson III (64)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	115	N/A
John E. Pelletier (57)	Board Member	Since 2017
Board Member, TF, TST and TAAVF (2017
– present);
Board Member, TPP, TPFG and TPFG II
(2017 – 2018);
Director, Center for Financial Literacy,
Champlain College (2010 – present);
Co-Chair, Vermont Financial Literacy
Commission with Vermont State Treasurer
(2015 – 2018);
Chairman, Vermont Universal Children’s
Higher Education Savings Account Program
Advisory Committee (2015 – 2021);
Founder and Principal, Sterling Valley
Consulting LLC (a financial services
consulting firm) (2009 – 2017);
Independent Director, The Sentinel Funds
and Sentinel Variable Products Trust (2013 –
2017);
Chief Legal Officer, Eaton Vance Corp.
(2007 – 2008);
and Executive Vice President and Chief
Operating Officer (2004 - 2007), General
Counsel (1997 – 2004), Natixis Global
Associates.
				115	N/A
Patricia L. Sawyer (71)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – present); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987	115	Honorary Trustee, Bryant University (1996 – present)
41

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS—continued
Patricia L. Sawyer (continued)			– 1996), Bryant University.
John W. Waechter (69)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present); Board Member, TAAVF (2007 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).	115
Board Member,
Operation PAR, Inc.
(non-profit organization)
(2008 – present);
Board Member, Boley
PAR, Inc. (non-profit
organization) (2016 -
present)
Board Member,
Remember Honor
Support, Inc. (non-profit
organization)
(2013 - 2020);
Board Member, WRH
Income Properties, Inc.
(real estate) (2014 -
present)

*
Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.
Officers
The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.
Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (47)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Christopher A. Staples, CFA (50)	Vice President and Chief Investment Officer, Advisory Services	Since 2005
Vice President and Chief Investment Officer, Advisory Services,
TF and TST (2007 – present);
Vice President and Chief Investment Officer, TET (2017 –
present);
Vice President and Chief Investment Officer, Advisory Services,
TAAVF (2007 – present);
Vice President and Chief Investment Officer, Advisory Services,
TPP, TPFG and TPFG II (2007 – 2018);
Director (2005 – 2019), Senior Vice President (2006 – present),
Senior Director, Investments (2016 – present), Chief Investment
Officer, Advisory Services (2012 – 2016) and Lead Portfolio
Manager (2007 – present), TAM;
Director, TFS (2005 – 2019);
Trust Officer, Massachusetts Fidelity Trust Company (2010 -
present);
Registered Representative (2007 – 2016), Transamerica Capital,
Inc. (“TCI”);
and Registered Representative, TFA (2005 – present).

Thomas R. Wald, CFA (60)	Vice President and Chief Investment Officer	Since 2014
Chief Investment Officer, TF, TST and TAAVF (2014 – present);
TET (2017 – present);
Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);
Director (2017 – 2020), Akaan Transamerica, S.A. de C.V.,
Sociedad Operadora de Fondos de Inversión;
Chief Investment Officer, Transamerica Investments & Retirement
(2014 – 2020);
Senior Vice President and Chief Investment Officer, TAM (2014 –
present);
Director, TFS (2019 - present); and

42

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Thomas R. Wald, CFA (continued)			Trust Officer, Massachusetts Fidelity Trust Company (2015 - present).
Vincent J. Toner (51)	Vice President and Treasurer	Since 2014
Vice President and Treasurer, TF, TST and TAAVF (2014 –
present), Vice President and Treasurer (2017 – present), Vice
President, Principal Financial Officer and Treasurer (2020 –
present), TET;
Vice President and Treasurer, TPP, TPFG and TPFG II (2014 –
2018);
Vice President (2016 – present), Treasurer (2016 – 2019), Vice
President, Administration and Treasurer (2014 – 2016), TAM;
Vice President, Administration and Treasurer (2014 – 2019),
Senior Vice President (2019 – present), TFS;
Vice President (2016 – present), TCI;
and Trust Officer (2015 – present), Massachusetts Fidelity Trust
Company.

Francine J. Rosenberger (53)	Chief Compliance Officer	Since 2019
Chief Compliance Officer, TF, TST, TET and TAAVF (2019 –
present);
Derivatives Risk Manager, TF, TST and TAAVF (2021 – present);
Chief Compliance Officer (2019 – present), TAM;
and General Counsel, Corporate Secretary and Fund Chief
Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Molly Possehl (43)	Anti-Money Laundering Officer	Since 2019
Anti-Money Laundering Officer, TF, TST, TET and TAAVF (2019
– present);
Assistant General Counsel, Transamerica Life Insurance
Company/Aegon USA (2013 – present);
and Anti-Money Laundering Compliance Officer and Fraud
Officer, Transamerica Life Insurance Company/Aegon USA (2015
– present).

Erin D. Nelson (44)	Chief Legal Officer and Secretary	Since 2019
Chief Legal Officer and Secretary, TF, TST, TET and TAAVF
(2019 – present);
Assistant General Counsel II and Assistant Secretary, TAM (2019 –
present);
Assistant Secretary (2019 – present), TFS;
and Senior Vice President and Chief Compliance Officer, ALPS
Advisors, Inc. (2015 – 2019).

Kathryn L. Petty (44)	Assistant Treasurer	Since 2021	Assistant Treasurer, TF, TST and TAAVF (2021 – present); and Senior Manager, Fund Administration, TAM (2014 – 2021).
Timothy Bresnahan (52)	Assistant Secretary	Since 2020	Assistant Secretary, TF, TST and TAAVF (2020 – present); Assistant Secretary (2019 – present), Secretary (2019), TET; and Senior Counsel, TAM (2008 – present).
*
Elected and serves at the pleasure of the Board of the Trust.
If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.
Each of the Board Members, other than Mr. Jennings, Mr. Nelson, Mr. Pelletier, Mr. Smit and Mr. Warrick, previously served as a trustee or director of the TAM, Diversified or Premier fund family, and each Board Member was thus initially selected by the board of the applicable predecessor fund family. In connection with the consolidation of all “manager of managers” investment advisory services within Transamerica in 2007, a single board was established to oversee the TAM and Diversified fund families, and each of the Board Members, other than Ms. Bane, Mr. Jennings, Mr. Nelson, Mr. Pelletier, Mr. Smit and Mr. Warrick, joined the Board at that time. The Board was established with a view both to ensuring continuity of representation by board members of the TAM and Diversified fund families on the Board and in order to establish a Board with experience in and focused on overseeing various types of funds, which experience would be further developed and enhanced over time. Ms. Bane joined the Board in 2008 when the Premier fund family was consolidated into the Transamerica Fund Family. Mr. Jennings joined the Board in 2009. Mr. Warrick joined the Board in 2012. Mr. Smit joined the Board in 2014. Mr. Nelson and Mr. Pelletier both joined the Board in 2017.
The Board believes that each Board Member’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Board Members’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with TAM, the sub-advisers, other services providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: his or her character and integrity; such person’s service as a board member of a predecessor fund family (other than Mr. Jennings, Mr. Nelson, Mr. Pelletier, Mr. Smit and Mr. Warrick); such person’s willingness to serve
43

and willingness and ability to commit the time necessary to perform the duties of a Board Member; the fact that such person’s service would be consistent with the requirements of the retirement policies of the Trust; as to each Board Member other than Mr. Smit and Mr. Warrick, his or her status as not being an “interested person” as defined in the 1940 Act; as to Mr. Smit, his status as a representative of TAM; and, as to Mr. Warrick, his former service in various executive positions for certain affiliates of TAM. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Board Member: Ms. Bane, accounting experience and experience as a board member of multiple organizations; Mr. Hill, financial and entrepreneurial experience as an executive, owner and consultant; Mr. Jennings, investment management experience as an executive of investment management organizations and portfolio manager; Mr. Nelson, business experience, securities industry and fund executive experience; Mr. Pelletier, securities industry and fund legal and operations experience, entrepreneurial experience as an executive, owner and consultant, and board experience; Ms. Sawyer, management consulting and board experience; Mr. Waechter, securities industry and fund accounting and fund compliance experience, legal experience and board experience; Mr. Smit, investment management and insurance experience as an executive and leadership roles with TAM and affiliated entities; and Mr. Warrick, financial services industry experience as an executive and consultant with various TAM affiliates and other entities. References to the qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Board Member as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
The Board is responsible for overseeing the management and operations of the funds. Mr. Smit serves as Chairman of the Board. Mr. Smit is an interested person of the funds. Independent Board Members constitute more than 75% of the Board.
The Board currently believes that an interested Chairman is appropriate and is in the best interests of the funds and their shareholders, and that its committees, as further described below, help ensure that the funds have effective and independent governance and oversight. The Board believes that an interested Chairman has a professional interest in the quality of the services provided to the funds and that the Chairman is best equipped to provide oversight of such services on a day-to-day basis because of TAM’s sponsorship of the funds and TAM’s ongoing monitoring of the investment sub-advisers that manage the assets of each fund. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Board Members from management. The Independent Board Members also believe that they can effectively act independently without having an Independent Board Member act as Chairman. Among other reasons, this belief is based on the fact that the Independent Board Members represent over 75% of the Board.
Board Committees
The Board has two standing committees: the Audit Committee and Nominating Committee. Both the Audit Committee and Nominating Committee are chaired by an Independent Board Member and composed of all of the Independent Board Members. In addition, the Board has a Lead Independent Board Member.
The Lead Independent Board Member and the chairs of the Audit and Nominating Committees work with the Chairman to set the agendas for Board and committee meetings. The Lead Independent Board Member also serves as a key point person for dealings between management and the Independent Board Members. Through the funds’ board committees, the Independent Board Members consider and address important matters involving the funds, including those presenting conflicts or potential conflicts of interest for management, and they believe they can act independently and effectively. The Board believes that its leadership structure is appropriate and facilitates the orderly and efficient flow of information to the Independent Board Members from management.
The Audit Committee, among other things, oversees the accounting and reporting policies and practices and internal controls of the Trust, oversees the quality and integrity of the financial statements of the Trust, approves, prior to appointment, the engagement of the Trust’s independent registered public accounting firm, reviews and evaluates the independent registered public accounting firm’s qualifications, independence and performance, and approves the compensation of the independent registered public accounting firm.
The Audit Committee also approves all audit and permissible non-audit services provided to each fund by the independent registered public accounting firm and all permissible non-audit services provided by each fund’s independent registered public accounting firm to TAM and any affiliated service providers if the engagement relates directly to each fund’s operations and financial reporting.
The Nominating Committee is a forum for identifying, considering, selecting and nominating, or recommending for nomination by the Board, candidates to fill vacancies on the Board. The Nominating Committee may consider diversity in identifying potential candidates, including differences of viewpoint, professional experience and skill, as well as such other individual qualities and attributes as it may deem relevant. The Nominating Committee has not adopted a formal procedure for the implementation, or for assessing the effectiveness, of its policy with regard to the consideration of diversity in identifying potential candidates.
When addressing vacancies, the Nominating Committee sets any necessary standards or qualifications for service on the Board and may consider nominees recommended by any source it deems appropriate, including management and shareholders. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. The Nominating Committee will consider all submissions meeting the applicable requirements stated herein that are received by December 31 of the most recently completed calendar year.
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The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote.
Risk Oversight
Through its oversight of the management and operations of the funds, the Board also has a risk oversight function, which includes (without limitation) the following: (i) requesting and reviewing reports on the operations of the funds (such as reports about the performance of the funds); (ii) reviewing compliance reports and approving compliance policies and procedures of the funds and their service providers; (iii) meeting with management to consider areas of risk and to seek assurances that adequate resources are available to address risks; (iv) meeting with service providers, including fund auditors, to review fund activities; and (v) meeting with the Chief Compliance Officer and other officers of the funds and their service providers to receive information about compliance, and risk assessment and management matters. Such oversight is exercised primarily through the Board and its Audit Committee but, on an ad hoc basis, also can be exercised by the Independent Board Members during executive sessions. The Board has emphasized to TAM and the sub-advisers the importance of maintaining vigorous risk management.
The Board recognizes that not all risks that may affect the funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board Members as to risk management matters are typically summaries of the relevant information. Most of the funds' investment management and business affairs are carried out by or through TAM, its affiliates, the sub-advisers and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds' and each other in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations. In addition, some risks may be beyond the reasonable control of the Board, the funds, TAM, its affiliates, the sub-advisers or other service providers.
In addition, it is important to note that each fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.
Additional Information about the Committees of the Board
Both the Audit Committee and Nominating Committee are composed of all of the Independent Board Members. For the fiscal year ended October 31, 2020, the Audit Committee met 4 times and the Nominating Committee met 3 times.
Trustee Ownership of Equity Securities
The table below gives the dollar range of shares of the funds, as well as the aggregate dollar range of shares of all funds/portfolios in the Transamerica Fund Family, owned by each current Trustee as of December 31, 2020.
Transamerica Fund Family
Trustee	Aggregate Dollar Range of Equity Securities
Interested Trustees
Marijn P. Smit	Over $100,000
Alan F. Warrick	None
Independent Trustees
Sandra N. Bane	None
Leo J. Hill	Over $100,000
David W. Jennings	None
Fredric A. Nelson III	$50,001 - $100,000
John E. Pelletier	Over $100,000
Patricia L. Sawyer	Over $100,000
John W. Waechter	Over $100,000
As of December 31, 2020, none of the Independent Board Members or their immediate family members owned beneficially or of record any securities of the Investment Manager, sub-advisers or Distributor of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Manager, sub-advisers or Distributor of the funds.
Trustee Compensation
As of January 1, 2021, the Independent Board Members receive a base retainer of $330,000 from the funds/portfolios of Transamerica Funds, TST and TAAVF.
The Trust pays a pro rata share of these fees allocable to each series of the Trust based on the relative assets of the series.
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As of January 1, 2021, the Lead Independent Trustee of the Board receives an additional retainer of $63,000 per year. The Audit Committee Chairperson receives an additional retainer of $28,000 per year and the Nominating Committee Chairperson receives an additional retainer of $15,000 per year. The Trust also pays a pro rata share allocable to each series of Transamerica Funds based on the relative assets of the series for the Lead Independent Trustee, Audit Committee Chairperson and Nominating Committee Chairperson retainers.
Any fees and expenses paid to an Interested Board Member and officers are paid by TAM or an affiliate and not by the Trust or any series, except that the compensation of the Chief Compliance Officer is paid as provided in the next sentence. A portion of the compensation of the Chief Compliance Officer is paid by TAM or an affiliate; the remaining portion is allocated ratably, based on relative net assets, among the mutual funds and ETFs sponsored by TAM, including the series of the Trust.
Under a non‐qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”)1, available to the Board Members, compensation may be deferred that would otherwise be payable by each series of the Trust to an Independent Board Member on a current basis for services rendered as Board Member. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by TAM, as elected by the Board Member. The liability of each series of the Trust for these amounts is adjusted for market value changes in the elected investment fund(s) and remains a liability to the series until distributed in accordance with the Deferred Compensation Plan.
Amounts deferred and accrued under the Deferred Compensation Plan are unfunded and unsecured claims against the general assets of the Trust.
1 The Board of Trustees has approved the termination of the Deferred Compensation Plan. Payments will be made to applicable current and former Board Members consistent with Section 409A of the Code.
Compensation Table
The following table provides compensation amounts paid by the funds to the Independent Trustees for the fiscal year ended October 31, 2020. Interested Trustees are not compensated by the funds. Messrs. Smit and Warrick are compensated for their Board service by TAM or an affiliate of TAM.
Name of Person, Position	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Funds Expenses(a)	Estimated Annual Benefits Upon Retirement(a)	Total Compensation from the Transamerica Fund Family (including the Trust)(b)
Sandra N. Bane, Trustee	$122,938	N/A	N/A	$331,000
Leo J. Hill, Trustee	$145,739	N/A	N/A	$392,400
David W. Jennings, Trustee	$122,938	N/A	N/A	$331,000
Fredric A. Nelson III, Trustee	$122,938	N/A	N/A	$331,000
John E. Pelletier, Trustee	$122,938	N/A	N/A	$331,000
Patricia L. Sawyer, Trustee	$128,360	N/A	N/A	$345,600
John W. Waechter, Trustee	$132,183	N/A	N/A	$355,900
(a)
The Trust has no plan or other arrangement pursuant to which the Trustees receive pension or retirement benefits.
(b) Compensation expenses are allocated pro rata based on the relative net assets of each fund included in the Transamerica Fund Family. Of this aggregate compensation, the total amounts deferred from the funds (including earnings and dividends) and accrued for the benefit of the participating Trustees for the fiscal year ended October 31, 2020 were as follows: John E. Pelletier, $109,230.
Shareholder Communication Procedures with the Board of Trustees
The Board of the Trust has adopted these procedures by which shareholders of the Trust may send written communications to the Board. Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the Trust (“Secretary”), as follows:
Board of Trustees
Transamerica Funds
c/o Secretary
1801 California Street, Suite 5200
Denver, CO 80202
Each shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the underlying series of the Trust to which it relates, and (iii) identify the class (if applicable) held by the shareholder. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Usually, with respect to each properly submitted shareholder communication, the Secretary shall either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication (i) does not reasonably relate to a series of the Trust or its operation, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Trust, or (ii) is ministerial in nature (such as a request for Trust literature, share data or financial information). These Procedures shall not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee’s or
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agent’s capacity as a shareholder, (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (“Exchange Act”) or any communication made in connection with such a proposal, or (iv) any communication that reasonably may be considered to be a complaint regarding the Trust or shareholder services, which complaint shall instead be promptly forwarded to the Trust’s Chief Compliance Officer. The Trustees are not required to attend the Trust’s shareholder meetings, if any, or to otherwise make themselves available to shareholders for communications, other than pursuant to these Procedures.
Code of Ethics
The Trust, TAM, each sub-adviser and TCI have each adopted a Code of Ethics as required by applicable law, which is designed to prevent affiliated persons of the Trust, TAM, each sub-adviser and TCI from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities.
Pursuant to Rule 17j-1 under the 1940 Act, the funds, TAM, the sub-advisers and the distributor each have adopted a code of ethics that permits their personnel to invest in securities for their own accounts, including securities that may be purchased or held by a fund. All personnel must place the interests of clients first, must not act upon non-public information, must not take inappropriate advantage of their positions, and are required to fulfill their fiduciary obligations. All personal securities transactions by employees must adhere to the requirements of the codes of ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.
Proxy Voting Policies and Procedures
The proxy voting policies and procedures of the respective sub-advisers are used to determine how to vote proxies relating to securities held by the funds. The proxy voting policies and procedures of the funds, TAM and the sub-advisers are attached hereto as Appendix A.
TAM’s proxy voting policy and procedures address material conflicts of interest that may arise between TAM or its affiliates and the funds by: (i) providing for voting in accordance with the recommendation of an independent third party or the Board; (ii) voting shares in the same proportion as the vote of all of the other holders of a fund's shares; or (iii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.
The Trust files SEC Form N-PX, with the complete proxy voting records of the funds for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) upon request by calling 1-888-233-4339; and (2) on the SEC’s website at www.sec.gov.
Investment Management and Other Services
The Investment Manager
TAM serves as the investment manager for the funds. The Trust has entered into an Investment Management Agreement (“Management Agreement”), on behalf of each fund with TAM. TAM, located at 1801 California Street, Suite 5200, Denver, CO 80202, provides continuous and regular investment management services to the funds. TAM supervises each respective fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to each fund.
TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of any such fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of each fund and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for each fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the funds’ investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the funds; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the funds’ Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the funds; oversight of other service providers to the funds, such as the custodian, the transfer agent, the funds’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the funds; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services.
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TAM’s investment management services also include the provision of supervisory and administrative services to each fund. These services include performing certain administrative services for the funds and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the funds by State Street, to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the funds from time to time, monitoring and verifying the custodian’s daily calculation of net asset values; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of fund investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the funds’ custodian and dividend disbursing agent and monitoring their services to the funds; assisting the funds in preparing reports to shareholders; acting as liaison with the funds’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of Trustees and committees of Trustees; assisting in the preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the funds.
TAM is directly owned by Transamerica Life Insurance Company (77%) (“TLIC”) and AUSA Holding, LLC (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation (DE) is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.
Management Agreement
TAM has agreed, under each fund’s Management Agreement, to regularly provide the fund with investment management services, including management, supervision and investment research and advice, and to furnish a continuous investment program for the fund’s portfolio of securities and other investments consistent with the fund’s investment objectives, policies and restrictions, as stated in the fund’s prospectus and SAI. TAM also provides supervisory and administrative services to each fund, as well as services incidental to the foregoing services. TAM is permitted to enter into contracts with sub-advisers, subject to the Board’s approval. TAM has entered into sub-advisory agreements, as described below.
As compensation for services performed, each fund pays TAM a fee computed daily at an annual rate of each fund’s average daily net assets as described below. TAM bears all expenses incurred by it in the performance of its duties under each fund’s Management Agreement. A fund bears all expenses not expressly assumed by TAM incurred in the operation of the fund and the offering of its shares.
The Management Agreement for a fund will terminate, unless sooner terminated as set forth therein, two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of that fund.
Each Management Agreement provides that TAM may render services to others. Under each fund’s Management Agreement, TAM assumes no responsibility other than to render the services called for by the Management Agreement in good faith, and TAM and its affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the fund or in the performance of its other services thereunder. TAM and its affiliates are not protected, however, against any liability to a fund to which TAM or an affiliate would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.
Each Management Agreement provides that it may be terminated with respect to any fund at any time, without the payment of any penalty, upon 60 days’ written notice to TAM, or by TAM upon 60 days’ written notice to the fund. A fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the fund, accompanied by appropriate notice. The Management Agreement terminates automatically in the event of its “assignment” (as defined in the 1940 Act).
TAM has outsourced the provision of certain specific administrative services to State Street. State Street performs back office services to support TAM, including furnishing financial and performance information about the funds for inclusion in regulatory filings and Trustee and shareholder reports; preparing drafts of regulatory filings, Trustee materials, tax returns, and reports and budgets; tax testing; and maintaining books and records. State Street’s address is One Lincoln Street, Boston, MA 02111.
TAM and the Trust have entered into a Management Agreement with respect to each fund under which TAM serves as investment manager performing investment advisory and administrative services for a single management fee.
Investment Manager Compensation
TAM receives compensation calculated daily and paid monthly from the funds, at the annual rates indicated below. TAM pays the sub-advisers their sub-advisory fees out of its management fees.
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Fund Name	Percentage of Average Daily Net Assets
Transamerica ClearTrack 2015	0.38% of the first $2.5 billion 0.37% over $2.5 billion up to $4 billion 0.36% in excess of $4 billion
Transamerica ClearTrack 2020	0.38% of the first $2.5 billion 0.37% over $2.5 billion up to $4 billion 0.36% in excess of $4 billion
Transamerica ClearTrack 2025	0.38% of the first $2.5 billion 0.37% over $2.5 billion up to $4 billion 0.36% in excess of $4 billion
Transamerica ClearTrack 2030	0.38% of the first $2.5 billion 0.37% over $2.5 billion up to $4 billion 0.36% in excess of $4 billion
Transamerica ClearTrack 2035	0.38% of the first $2.5 billion 0.37% over $2.5 billion up to $4 billion 0.36% in excess of $4 billion
Transamerica ClearTrack 2040	0.38% of the first $2.5 billion 0.37% over $2.5 billion up to $4 billion 0.36% in excess of $4 billion
Transamerica ClearTrack 2045	0.38% of the first $2.5 billion 0.37% over $2.5 billion up to $4 billion 0.36% in excess of $4 billion
Transamerica ClearTrack 2050	0.38% of the first $2.5 billion 0.37% over $2.5 billion up to $4 billion 0.36% in excess of $4 billion
Transamerica ClearTrack 2055	0.38% of the first $2.5 billion 0.37% over $2.5 billion up to $4 billion 0.36% in excess of $4 billion
Transamerica ClearTrack 2060	0.38% of the first $2.5 billion 0.37% over $2.5 billion up to $4 billion 0.36% in excess of $4 billion
Transamerica ClearTrack Retirement Income	0.38% of the first $2.5 billion 0.37% over $2.5 billion up to $4 billion 0.36% in excess of $4 billion
The following tables set forth the total amounts the funds paid to TAM (after waivers/expense reimbursements and recapture), Management Fees Waived/Expenses Reimbursed by TAM to the funds, and Management Fees Recaptured by TAM from the funds, if any, for the last three fiscal years. “N/A” in the tables below indicate that the fund was not in operation during the relevant fiscal year and, accordingly, no management fees are shown.
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Fund Name	Management Fees (after waivers/expense reimbursements and recapture)			Management Fees Waived/Expenses Reimbursed
	2020	2019	2018	2020	2019	2018
Transamerica ClearTrack 2015	$91,788	$94,180	$145,934	$63,117	$76,714	$50,423
Transamerica ClearTrack 2020	$122,811	$169,582	$245,284	$75,208	$70,864	$44,893
Transamerica ClearTrack 2025	$231,897	$259,265	$319,322	$57,957	$50,500	$29,839
Transamerica ClearTrack 2030	$189,651	$188,813	$235,110	$46,412	$55,023	$37,918
Transamerica ClearTrack 2035	$195,593	$193,290	$237,829	$43,324	$54,788	$37,686
Transamerica ClearTrack 2040	$165,916	$161,665	$200,765	$47,060	$57,073	$38,980
Transamerica ClearTrack 2045	$84,806	$82,353	$116,385	$57,243	$68,818	$41,106
Transamerica ClearTrack 2050	$58,975	$46,990	$76,524	$59,235	$75,329	$47,408
Transamerica ClearTrack 2055	$(63,398)	$(74,341)	$(56,537)	$76,396	$94,570	$89,773
Transamerica ClearTrack 2060	$(63,378)	$(74,370)	$(56,539)	$76,344	$94,583	$89,772
Transamerica ClearTrack Retirement Income	$203,009	$214,619	$307,873	$49,919	$61,545	$45,698
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	Management Fees Recaptured
Fund Name	2020	2019	2018
Transamerica ClearTrack 2015	$19,131	$19,885	$16,267
Transamerica ClearTrack 2020	$28,124	$22,802	$22,349
Transamerica ClearTrack 2025	$35,041	$28,110	$23,819
Transamerica ClearTrack 2030	$23,295	$25,712	$19,651
Transamerica ClearTrack 2035	$21,394	$26,515	$19,690
Transamerica ClearTrack 2040	$19,745	$22,858	$16,703
Transamerica ClearTrack 2045	$15,559	$19,999	$11,591
Transamerica ClearTrack 2050	$15,004	$20,005	$10,500
Transamerica ClearTrack 2055	$10,505	$18,040	$31,133
Transamerica ClearTrack 2060	$10,564	$18,049	$31,132
Transamerica ClearTrack Retirement Income	$19,530	$18,357	$26,175
Expense Limitation
TAM has entered into an expense limitation agreement with the Trust on behalf of certain funds, pursuant to which TAM has agreed to implement an expense cap to limit the ordinary operating expenses of one or more share classes of those funds. The expense caps and waived fees and/or reimbursed expenses exclude, as applicable, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, and other expenses not incurred in the ordinary course of the relevant fund’s business. TAM is permitted to recapture amounts waived and/or reimbursed to a class of a fund during the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class, but only if, after such recapture, the class’s expense ratio does not exceed the current expense cap or any other lower limit then in effect for the class. These recapture arrangements may be limited or terminated under certain circumstances. The expense limitation agreement continues automatically for one-year terms unless TAM provides written notice to the Trust prior to the end of the then-current term. In addition, the agreement will terminate automatically upon termination of the Management Agreement.
The current expense caps for the applicable share classes of the relevant funds are listed in the table set forth below. Each expense limitation arrangement cannot be terminated prior to its stated expiration date without the Board of Trustees’ consent.
The expense caps for the applicable share classes of each fund are listed in the table set forth below.
Fund Name	Expense Cap[1]	Expiration Date of Expense Cap
Transamerica ClearTrack 2015	Class R1 - 1.20% Class R3 - 0.95% Class R6 - 0.55%	March 1, 2022
Transamerica ClearTrack 2020	Class R1 - 1.20% Class R3 - 0.95% Class R6 - 0.55%	March 1, 2022
Transamerica ClearTrack 2025	Class R1 - 1.20% Class R3 - 0.95% Class R6 - 0.55%	March 1, 2022
Transamerica ClearTrack 2030	Class R1 - 1.20% Class R3 - 0.95% Class R6 - 0.55%	March 1, 2022
Transamerica ClearTrack 2035	Class R1 - 1.20% Class R3 - 0.95% Class R6 - 0.55%	March 1, 2022
Transamerica ClearTrack 2040	Class R1 - 1.20% Class R3 - 0.95% Class R6 - 0.55%	March 1, 2022
Transamerica ClearTrack 2045	Class R1 - 1.20% Class R3 - 0.95% Class R6 - 0.55%	March 1, 2022
Transamerica ClearTrack 2050	Class R1 - 1.20% Class R3 - 0.95% Class R6 - 0.55%	March 1, 2022
Transamerica ClearTrack 2055	Class R1 - 1.20% Class R3 - 0.95% Class R6 - 0.55%	March 1, 2022
Transamerica ClearTrack 2060	Class R1 - 1.20% Class R3 - 0.95% Class R6 - 0.55%	March 1, 2022
Transamerica ClearTrack Retirement Income	Class R1 - 1.20% Class R3 - 0.95% Class R6 - 0.55%	March 1, 2022
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1 The Investment Manager has agreed to further reduce fund operating expenses to waive fees and/or reimburse fund expenses to the extent that the total annual operating expenses exceed 1.20% for Class R1 shares, 0.95% for Class R3 shares and 0.55% for Class R6 shares through March 1, 2022. Acquired fund fees are included within the fund’s expense cap.
Conflicts of Interest
TAM and its affiliates, directors, officers, employees and personnel (collectively, for purposes of this section, “Transamerica”), including the entities and personnel who may be involved in the management, operations or distribution of the funds are engaged in a variety of businesses and have interests other than those related to managing the funds. Transamerica is a global financial services company with many lines of business providing a wide range of financial services. The broad range of activities and interests of Transamerica gives rise to actual, potential and perceived conflicts of interest that could affect the funds and their shareholders.
Certain actual and potential conflicts of interest are described below. This is not, and is not intended to be, a complete enumeration or description of all the actual and potential conflicts that may arise. Additional or unanticipated conflicts of interest may arise from time to time in the ordinary course of Transamerica’s various businesses.
TAM and the funds have adopted practices, policies and procedures that are intended to identify, manage and, where possible, mitigate conflicts of interest. There is no assurance, however, that these practices, policies and procedures will be effective, and these practices, policies and procedures also may limit the funds’ investment activities and affect their performance.
Transamerica manages or advises other funds and products in addition to the funds (collectively, the “Other Accounts”). In some cases, Transamerica oversees sub-advisers who provide day-to-day investment advice and recommendations with respect to the Other Accounts, and in other cases Transamerica itself performs all aspects of the day-to-day management. Certain Other Accounts have investment objectives similar to or the same as those of the funds and/or engage in transactions in the same types of securities and instruments as the funds. Such transactions could affect the prices and availability of the securities and instruments in which a fund invests, and could have an adverse impact on the fund’s performance. Other Accounts may buy or sell positions while the funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the funds. A position taken by Transamerica, on behalf of one or more Other Accounts, may be contrary to a position taken on behalf of a fund or may be adverse to a company or issuer in which the fund has invested.
The results of the investment activities of the funds may differ significantly from the results achieved for Other Accounts. Transamerica may give advice, and take action, with respect to any current or future Other Accounts that may compete or conflict with advice TAM may give to, or actions TAM may take for, the funds. Transamerica may receive more compensation with respect to certain Other Accounts than that received with respect to the funds or may receive compensation based on the performance of certain Other Accounts. Transamerica personnel may have greater economic and other interests in certain Other Accounts promoted or managed by such personnel as compared to the funds.
TAM and certain of its affiliates provide services including investment management, administration, investment sub-advisory, shareholder servicing, distribution, and transfer agency services to the funds and Other Accounts and earn fees from these relationships. TAM and its affiliates face conflicts of interest when the funds and Other Accounts select affiliated service providers because TAM and/or its affiliates receive greater compensation when they are used. Although these fees are generally based on asset levels, the fees are not directly contingent on fund performance and TAM and its affiliates as service providers will still receive significant compensation from the funds and Other Accounts even if shareholders lose money.
Transamerica and other financial service providers have conflicts associated with their promotion of the funds or other dealings with the funds that would create incentives for them to promote the funds. Transamerica will directly or indirectly receive a portion of the fees and/or commissions charged to the funds or their shareholders. Transamerica will also benefit from increased amounts of assets under management. These compensation matters create a financial incentive on the part of Transamerica to recommend the funds over other accounts or products or to effect transactions differently in the funds as compared to other accounts or products. Transamerica has an interest in increasing fund assets, including in circumstances when that may not be in the funds’ or their shareholders’ interests.
Transamerica and/or the funds’ sub-advisers (or their affiliates), out of their past profits and other available sources, provide cash payments or non-cash compensation to brokers and other financial intermediaries to promote the distribution of the funds and Other Accounts or the variable insurance contracts that invest in certain Other Accounts. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the funds, the Other Accounts or variable insurance contracts that invest in the Other Accounts, at least in part, based on the level of compensation paid. Revenue sharing payments benefit Transamerica to the extent the payments result in more assets being invested in the funds, Other Accounts or the variable insurance contracts that invest in the Other Accounts on which fees are being charged. Certain fund sub-advisers (or their affiliates) make revenue sharing payments to Transamerica in connection with investments by holders of variable insurance contracts and other retirement products in funds advised by the sub-adviser (or its affiliates) that are offered in Transamerica insurance and retirement products. Certain sub-advisers
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have funds that are offered in these products which make Rule 12b-1 and/or other payments to Transamerica. Certain fund sub-advisers (or their affiliates) also make revenue sharing payments to Transamerica for their participation in functions, events and meetings sponsored by Transamerica. These payments present certain conflicts of interest and may provide a disincentive for TAM to recommend the termination of such sub-advisers.
Certain Other Accounts are offered as investment options through variable insurance contracts offered and sold by Transamerica insurance companies. The performance of certain funds and Other Accounts impacts Transamerica’s financial exposure under guarantees that the Transamerica insurance companies provide as issuers of the variable insurance contracts. TAM’s investment decisions and the design of the applicable funds and Other Accounts may be influenced by these factors. For example, a fund or Other Account being managed or designed in a more conservative fashion may help reduce potential losses and/or mitigate financial risks to the Transamerica insurance companies that provide the guarantees, and facilitate the provision of those guaranteed benefits, including by making more predictable the costs of the guarantees and by reducing the capital needed to provide them.
TAM serves as investment manager to and is responsible for all aspects of the day-to-day investment advice and management of certain funds and Other Accounts which operate as funds of funds that invest in affiliated underlying funds and/or Other Accounts, and TAM is subject to conflicts of interest in allocating the funds of funds’ assets among the underlying funds or Other Accounts. For certain funds and Other Accounts that operate as funds of funds, TAM has hired a sub-adviser and benefits when the sub-adviser allocates the fund of funds’ or Other Accounts’ assets to an affiliated fund. TAM has designed certain funds and Other Accounts that operate as funds of funds where only affiliated funds are underlying investment options. This means that TAM or a fund of funds’ sub-adviser, as applicable, does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for these funds and Other Accounts, even if unaffiliated funds have better investment performance or lower total expenses. TAM will receive more revenue when it or a sub-adviser selects an affiliated fund rather than an unaffiliated fund for inclusion in a fund of funds. This conflict provides an incentive for TAM to include affiliated funds as investment options for funds of funds and, when making the underlying fund selections, to cause investments by funds of funds in affiliated funds that perform less well than unaffiliated funds. The inclusion of affiliated funds will also permit TAM and/or the sub-adviser to make increased revenue sharing payments, including to Transamerica. TAM has an incentive for a fund or Other Account’s assets to be allocated to those underlying funds or Other Accounts for which the net management fees payable to TAM are higher than the fees payable by other underlying funds or Other Accounts or to those underlying funds or Other Accounts for which an affiliate of TAM serves as the sub-adviser. TAM also has an incentive for a fund or Other Account’s assets to be allocated to subscale underlying funds or Other Accounts to provide scale and reduce amounts waived and/or reimbursed by TAM to maintain applicable expense caps. Sub-advisers to certain funds of funds that are funds and certain funds of funds that are Other Accounts also have conflicts of interest in allocating the funds of funds’ assets among underlying funds and/or Other Accounts, including where the sub-adviser acts as investment adviser or sub-adviser to available underlying funds and/or Other Accounts. TAM Compliance monitors allocation changes by the funds of funds.
TAM may have a financial incentive to implement certain changes to the funds or Other Accounts. For example, TAM may, from time to time, recommend a change in sub-adviser or the combination of two or more funds. Transamerica will benefit to the extent that an affiliated sub-adviser replaces an unaffiliated sub-adviser or additional assets are combined into a fund or Other Account having a higher net management fee payable to TAM and/or that is sub-advised by an affiliate of TAM. TAM will also benefit to the extent that it replaces a sub-adviser with a new sub-adviser with a lower sub-advisory fee. Any recommendation to the Board concerning the appointment of or continued service of an affiliated sub-adviser for a fund, or a fund combination, is subject to TAM’s fiduciary duty to act in the best interests of a fund and its shareholders. Moreover, TAM’s “manager of managers” exemptive order from the SEC requires fund shareholder approval of any sub-advisory agreement appointing an affiliated sub-adviser as the sub-adviser to a fund (in the case of a new fund, the initial sole shareholder of the fund, typically an affiliate of Transamerica, may provide this approval).
The aggregation of assets of multiple funds or Other Accounts for purposes of calculating breakpoints or discounts in sub-advisory fees based on the level of assets allocated to a sub-adviser across funds and/or Other Accounts or otherwise, as applicable, give rise to actual, potential and/or perceived conflicts of interest that could disadvantage the funds and their shareholders. This aggregation of assets creates an incentive for TAM to select sub-advisers, or allocate additional assets to a sub-adviser, where the selection or allocation may serve to lower a sub-advisory fee and possibly increase the management fee retained by TAM on a fund and provides a disincentive for TAM to recommend the termination of a sub-adviser from a fund if the termination will cause the sub-advisory fee payable by TAM to increase on a fund and/or Other Account that aggregates its assets with the fund or if the assets of the fund are counted as part of a sub-advisory fee discount arrangement.
Transamerica has existing and may have potential future other business dealings or arrangements with current or proposed sub-advisers or other fund service providers (or their affiliates) recommended by TAM. Such other business dealings or arrangements present conflicts of interest that could influence TAM’s selection and retention or termination of sub-advisers or service providers. For example, TAM has an incentive to hire as a sub-adviser or other service provider an entity with which TAM or one or more of its affiliates have, or would like to have, significant or other business dealings or arrangements, and TAM has a disincentive to recommend the termination of such a sub-adviser or service provider.
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TAM and/or its affiliates also derive ancillary benefits from providing investment management, administration, investment sub-advisory, shareholder servicing, distribution, and transfer agency services to the funds and Other Accounts, and providing such services to the funds and Other Accounts may enhance TAM’s and/or its affiliates’ relationships with various parties, facilitate additional business development, and enable TAM and/or its affiliates to obtain additional business and generate additional revenue.
The range of activities, services and interests of a sub-adviser may give rise to actual, potential and/or perceived conflicts of interest that could disadvantage a fund and its shareholders. Among other things, a sub-adviser’s portfolio managers may manage multiple funds and accounts for multiple clients. In addition to one or more funds, these funds and accounts may include, for example, other mutual funds, separate accounts, collective trusts and offshore funds. Managing multiple funds and accounts may give rise to actual or potential conflicts of interest, including, for example, conflicts among investment strategies, conflicts in the allocation of limited investment opportunities, and conflicts in the aggregation and allocation of securities trades. A sub-adviser’s portfolio managers may also manage funds or accounts with different fee rates and/or fee structures, including performance-based fee arrangements. Differences in fee arrangements may create an incentive for a portfolio manager to favor higher-fee funds or accounts. A sub-adviser and/or their respective affiliates also may derive ancillary benefits from providing investment sub-advisory services to a fund, and providing such services to a fund may enhance the sub-adviser’s and/or applicable affiliate(s)’ relationships with various parties, facilitate additional business development, and enable the sub-adviser and/or affiliate to obtain additional business and generate additional revenue. Please see Appendix B for a further discussion of sub-adviser conflicts of interest.
Sub-Adviser
Franklin Advisers, Inc. serves, pursuant to a sub-advisory agreement with TAM, as sub-adviser to each fund. Pursuant to the sub-advisory agreements, the sub-adviser carries out and effectuates the investment strategy designed for the funds by TAM. Subject to review by TAM and the Board, the sub-adviser is responsible for providing day-to-day investment advice and recommendations for the fund(s) TAM assigns to them and for making decisions to buy, sell or hold a particular security. The sub-adviser bears all of its expenses in connection with the performance of its services under its sub-advisory agreement such as compensating its officers and employees connected with investment and economic research, trading and investment management of the respective fund(s) and furnishing them office space.
The sub-advisory agreement will terminate, unless sooner terminated as set forth therein, two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of the particular fund.
The sub-adviser also serves as investment adviser or sub-adviser to other funds and/or private accounts that may have investment objectives identical or similar to those of the funds. Securities frequently meet the investment objectives of one or all of these funds, the other funds and the private accounts. In such cases, a sub-adviser’s decision to recommend a purchase to one fund or account rather than another is based on a number of factors as set forth in the sub-advisers’ allocation procedures. The determining factors in most cases are the amounts available for investment by each fund or account, the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Another factor considered in the investment recommendations is other investments which each fund or account presently has in a particular industry.
It is possible that at times identical securities will be held by more than one fund or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or private accounts served by a sub-adviser seeks to acquire or sell the same security at about the same time, either the price obtained by the funds or the amount of securities that may be purchased or sold by a fund at one time may be adversely affected. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the funds. In the event more than one fund or account purchases or sells the same security on a given date, the purchase and sale transactions are allocated among the fund(s), the other funds and the private accounts in a manner believed by the sub-advisers to be equitable to each.
The sub-adviser is a registered investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”).
Sub-Adviser Fees
TAM, not the funds, is responsible for paying the sub-adviser for its services, and sub-advisory fees are TAM’s expense. As a matter of administrative convenience, sub-advisory fees may be deducted directly from a fund’s bank account, in which case payment to TAM of the management fee would be net of amounts paid to the sub-adviser.
The sub-adviser receives monthly compensation from TAM at the annual rate of a specified percentage, indicated below, of the combined average daily net assets of each of the Transamerica ClearTrack funds:
0.05% of the first $2.5 billion
0.04% in excess of $2.5 billion
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The average daily net assets for purposes of calculating the sub-advisory fees will be determined on the basis of the combined assets of each of the Transamerica ClearTrack funds.
The following table sets forth the total amounts of sub-advisory fees paid by TAM, on behalf of a fund, to the sub-adviser for the last three fiscal years.
Fund Name	Sub-Advisory Fees Paid (Net of Fees Reimbursed)
	2020	2019	2018
Transamerica ClearTrack 2015	$17,827	$19,870	$23,696
Transamerica ClearTrack 2020	$22,315	$28,637	$35,241
Transamerica ClearTrack 2025	$33,465	$37,060	$42,808
Transamerica ClearTrack 2030	$27,934	$28,701	$33,339
Transamerica ClearTrack 2035	$28,557	$29,153	$33,661
Transamerica ClearTrack 2040	$25,367	$25,774	$29,348
Transamerica ClearTrack 2045	$16,606	$17,259	$19,198
Transamerica ClearTrack 2050	$13,548	$13,462	$14,925
Transamerica ClearTrack 2055	$327	$288	$277
Transamerica ClearTrack 2060	$315	$285	$276
Transamerica ClearTrack Retirement Income	$30,645	$33,922	$43,078
Portfolio Manager Information
Information regarding other accounts for which any portfolio manager is primarily responsible for the day-to-day investment advice and management or recommendations, a description of any material conflict of interest that may arise in connection with the portfolio manager’s management of the fund’s investments, the structure of, and method used to determine, the compensation of each portfolio manager and the dollar range of equity securities in the fund beneficially owned by each portfolio manager are provided in Appendix B of this SAI.
Transfer Agent
TFS serves as the transfer agent, withholding agent and dividend disbursing agent for each fund. As transfer agent, TFS maintains an account for each shareholder of a fund and performs other transfer agency functions. TFS has outsourced the provision of certain transfer agency services to DST Asset Manager Solutions, Inc., located at 2000 Crown Colony Drive, Quincy, MA 02169.
Class R1 and Class R3 shares may pay sub-transfer agency fees to financial intermediaries (including affiliates of TAM) that provide sub-transfer agency, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of TFS providing such services. Class R6 shares do not pay sub-transfer agency fees directly, but TFS may use its available resources to pay for sub-transfer agency services for any share class, including those that pay sub-transfer agency fees directly.
Each share class pays the following transfer agency fees and, as applicable, sub-transfer agency fees:
Class R6*
Asset Fee to TFS	0.75 bps
Class R1 and Class R3*
Asset Fee to TFS	0.75 bps
Sub-Transfer Agent and Omnibus Intermediary Fees	up to 15 bps
*Applicable out-of-pocket expenses, including, but not limited to, quarterly shareholder statements and postage, will be charged directly to the funds.
Transaction requests should be mailed to Transamerica Funds, P.O. Box 219945, Kansas City, MO 64121-9945 or Transamerica Funds, 330 W. 9th Street, Kansas City, MO 64105 (for overnight mail).
There were no brokerage credits received for the periods ended October 31, 2020, 2019 and 2018.
Custodian
State Street, located at One Lincoln Street, Boston, MA 02111, serves as the Trust’s custodian.
State Street, among other things, maintains a custody account or accounts in the name of each fund, receives and delivers all assets for the funds upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the funds and makes disbursements on behalf of the funds. State Street neither determines the funds’ investment policies nor decides which securities the funds will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The funds may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also acts as the funds’ securities lending agent and receives a share of the income generated by such activities.
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Securities Lending Activities
The dollar amounts of income and fees and compensation paid to all service providers (including fees paid to State Street as securities lending agent and for cash collateral management) related to those funds that engaged in securities lending activities during the most recent fiscal year are provided in Appendix C of this SAI. The securities lending agent’s fees will be calculated on, and deducted from, the securities lending revenues of the applicable funds.
To the extent a fund engaged in securities lending activities, the services provided by State Street as securities lending agent would include: selection of securities to be loaned; locating borrowers previously approved by the funds’ board; negotiation of loan terms; monitoring daily the value of the loaned securities and collateral; requiring additional collateral as necessary; investing cash collateral in accordance with the funds’ instructions; marking to market non-cash collateral; maintaining custody of non-cash collateral; recordkeeping and account servicing; monitoring dividend activity and material proxy votes relating to loaned securities; transferring loaned securities; recalling loaned securities in accordance with the funds’ instructions; and arranging for return of loaned securities to the fund at loan termination.
Independent Registered Public Accounting Firm
Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116, serves as the Trust’s independent registered public accounting firm, and provides audit services and tax return review services.
Distributor and Distribution Plan
Distributor
Under the Underwriting Agreement, Transamerica Capital, Inc. (“TCI”), located at 1801 California Street, Suite 5200, Denver, CO 80202, is appointed as principal underwriter and distributor in connection with the offering and sale of shares of each fund. TCI is an affiliate of TAM. TCI offers the shares on an agency or “best efforts” basis under which a fund issues only the number of shares actually sold. Shares of each fund are continuously offered by TCI.
The Underwriting Agreement is renewable from year to year with respect to a fund if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.
The Underwriting Agreement is terminable with respect to any fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by TCI, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Underwriting Agreement will automatically and immediately terminate in the event of its assignment.
“N/A” in the tables below indicates that the fund was not in operation during the relevant fiscal year or had share classes with no underwriting commissions, accordingly, no information is shown.
Underwriting Commission
Fund Name	Commissions Received for the Period Ended October 31			Commissions Retained for the Period Ended October 31
	2020	2019	2018	2020	2019	2018
Transamerica ClearTrack 2015	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica ClearTrack 2020	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica ClearTrack 2025	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica ClearTrack 2030	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica ClearTrack 2035	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica ClearTrack 2040	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica ClearTrack 2045	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica ClearTrack 2050	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica ClearTrack 2055	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica ClearTrack 2060	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica ClearTrack Retirement Income	N/A	N/A	N/A	N/A	N/A	N/A

Fund Name	For the Period Ended October 31, 2020
	Net Underwriting Discounts and Commissions	Compensation on Redemptions & Repurchases	Brokerage Commissions	Other Compensation
Transamerica ClearTrack 2015	N/A	N/A	N/A	$176,163
Transamerica ClearTrack 2020	N/A	N/A	N/A	$221,124
Transamerica ClearTrack 2025	N/A	N/A	N/A	$327,409
Transamerica ClearTrack 2030	N/A	N/A	N/A	$277,132
Transamerica ClearTrack 2035	N/A	N/A	N/A	$282,748
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Fund Name	For the Period Ended October 31, 2020
	Net Underwriting Discounts and Commissions	Compensation on Redemptions & Repurchases	Brokerage Commissions	Other Compensation
Transamerica ClearTrack 2040	N/A	N/A	N/A	$249,569
Transamerica ClearTrack 2045	N/A	N/A	N/A	$164,074
Transamerica ClearTrack 2050	N/A	N/A	N/A	$133,119
Transamerica ClearTrack 2055	N/A	N/A	N/A	$1,519
Transamerica ClearTrack 2060	N/A	N/A	N/A	$1,520
Transamerica ClearTrack Retirement Income	N/A	N/A	N/A	$303,999
Distribution Plan
The Trust adopted a distribution plan (“12b-1 Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act applicable to Class R1 and Class R3 shares of the funds. Class R6 shares are not subject to distribution and service fees.
Each fund’s 12b-1 Distribution Plan permits the fund to pay fees to TCI and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the 12b-1 Distribution Plan, the fund would not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. Under each 12b-1 Distribution Plan, a fund may pay the fees to the Distributor and others until the 12b-1 Distribution Plan is terminated or not renewed.
The 12b-1 Distribution Plan will remain in effect for successive one year periods, so long as such continuance is approved annually by vote of the fund’s Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such continuance. For so long as the 12b-1 Distribution Plan is in effect, selection and nomination of the Trustees who are not interested persons of the fund shall be committed to the discretion of the Trustees who are not interested persons of the fund.
The 12b-1 Distribution Plan may be amended by vote of the Trustees, including a majority of the Independent Trustees of the fund that have no direct or indirect financial interest in the operation of the 12b-1 Distribution Plan or any agreement relating thereto, cast in person at a meeting called for that purpose. Any amendment of the 12b-1 Distribution Plan that would materially increase the costs to a fund requires approval by the shareholders of that fund.
Any amendment of the 12b-1 Distribution Plan that would materially increase the costs to a particular class of shares of a fund also requires approval by the shareholders of that class.
A 12b-1 Distribution Plan may be terminated as to a class of shares of a fund at any time by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the applicable class.
Under the 12b-1 Distribution Plan for Class R1 shares, a fund may pay TCI and/or financial intermediaries annual distribution and service fees of up to 0.50% of the average daily net assets of the fund’s Class R1 shares.
Under the 12b-1 Distribution Plan for Class R3 shares, a fund may pay TCI and/or financial intermediaries annual distribution and service fees of up to 0.25% of the average daily net assets of the fund’s Class R3 shares.
Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Financial intermediaries that receive distribution and/or service fees may in turn pay and/or reimburse all or a portion of these fees to their customers. The prospectus contains a description of distribution and service fees payable under the 12b-1 Distribution Plan with respect to the shares offered in that prospectus.
TCI may use the fees payable under the 12b-1 Distribution Plan as it deems appropriate to pay for activities or expenses primarily intended to result in the sale of Class R1 or Class R3 shares, or in personal service to and/or maintenance of these shareholder accounts.
More specifically, these fees may be used by TCI or a financial intermediary for expenses related to a fund, including: costs of printing and distributing the fund prospectuses, statements of additional information and reports to prospective investors in the fund; costs involved in preparing, printing and distributing sales literature pertaining to the fund and reports for persons other than existing shareholders; an allocation of overhead and other branch office distribution-related expenses of TCI or a financial intermediary; payments made to, and expenses of, a TCI or a financial intermediary and other persons who provide support or personal services to shareholders in connection with the distribution of the fund’s shares; and interest-related expenses, or the cost of capital associated with, the financing of any of the foregoing. In the case of funds or classes of shares that are closed to new investors or investments, TCI also may use the fees payable under the 12b-1 Distribution Plan to make payments to brokers and other financial intermediaries for past sales and distribution efforts.
In the case of a fund or a class of shares that is closed to new investors or investments, the fees are paid for services to and for maintenance of existing shareholder accounts and compensation of broker-dealers or other intermediaries for past sales and distribution efforts.
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In determining whether to approve the 12b-1 Distribution Plan and the Distribution Agreements, the Trustees considered the anticipated benefits to shareholders from adopting the 12b-1 Distribution Plans and Distribution Agreements. The Trustees were informed by representatives of TCI that payments of distribution-related expenses by the funds under the 12b-1 Distribution Plans would provide incentives to TCI to establish and maintain an enhanced distribution system whereby new investors will be attracted to the funds. The Trustees believe the 12b-1 Distribution Plan will enable each fund to promote sales of its shares and provide personal service and maintenance with respect to shareholder accounts as appropriate for the fund. In turn, these promotion efforts are expected to result in increased sales and lead to an increase in a fund’s net asset levels, which should enable the funds to achieve economies of scale and lower their per-share operating expenses. In addition, higher net asset levels could enhance the investment management of the funds, for net inflows of cash from new sales may enable a fund’s investment manager and sub-adviser to take advantage of attractive investment opportunities. Finally, reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the capital necessary to meet redemption requests.
The 12b-1 Distribution Plan requires that at least quarterly the Trust and the Distributor shall provide to the Board of Trustees and the Board of Trustees shall review a written report of the amounts expended (and the purposes therefor) under the 12b-1 Distribution Plan.
Distribution Fees Paid Under the 12b-1 Distribution Plan
For the fiscal year ended October 31, 2020, Class R1 and Class R3 shares of the Trust paid $2,138,076.22 and $0, respectively, to Transamerica Retirement Solutions, LLC.
Purchase, Redemption and Pricing of Shares
Shareholder Accounts
Detailed information about general procedures for Shareholder Accounts and specific types of accounts is set forth in the funds’ prospectus.
Purchase of Shares
Class R1, Class R3 and Class R6 Shares
As stated in the prospectus, the funds currently offer investors a choice of three classes of shares: Class R1, Class R3 and Class R6 shares. Not all Transamerica Funds offer all classes of shares.
Class R1 and Class R6 shares of the funds are intended for purchase by participants in certain retirement plans described below and under the following conditions:
•
401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans).
•
Class R1 and Class R6 shares are available only to eligible retirement plans where Class R1 and Class R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
Class R3 shares are intended for purchase into IRA rollover accounts by participants in certain retirement plans described below and under the following conditions:
•
401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans, non-qualified deferred compensation plans (eligible retirement plans) and IRAs.
The plan’s record-keeper or financial service firm serving as an intermediary must have an agreement with Transamerica Funds or its agents to utilize Class R1, Class R3 and Class R6 shares in certain investment products or programs.
Shareholders whose investments are transferred from one class of shares of a Transamerica fund to another class of shares of the same Transamerica fund for administrative or eligibility reasons also may qualify for a waiver or reduction of sales charges and/or redemption charges in connection with the exchange. Information regarding sales charges can be found (free of charge) on the Transamerica Funds website at https://www.transamerica.com/individual/what-we-offer/education/learning-center/. Scroll down to “Get smart with investing basics” and click on “Three important considerations” and click on “download” to download the guide.
Each fund reserves the right to make additional exceptions or otherwise to modify the foregoing policies at any time.
Redemption of Shares
Shareholders may redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption order by the transfer agent, in proper form. Payment will normally be sent within two business days of the receipt of a redemption
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request in good order, but in any event within seven days, regardless of the method a fund uses to make such payment (e.g., check, wire or electronic funds transfer (ACH)). The value of shares on redemption may be more or less than the shareholder’s cost, depending upon the market value of the fund’s net assets at the time of redemption.
Shares will normally be redeemed for cash, although each fund retains the right to wholly or partly redeem its shares in kind, under unusual circumstances (such as adverse or unstable market, economic, or political conditions), in an effort to protect the interests of the remaining shareholders by the delivery of securities selected from its assets at its discretion. Transamerica Funds has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which a fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or in kind. On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. The disposal of the securities received in-kind by redeeming shareholders may be subject to brokerage costs and, until sold, such securities remain subject to market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the fund pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “Net Asset Value Determination,” and such valuation will be made as of the same time the redemption price is determined. The funds may pay redemption proceeds with cash obtained through short-term borrowing arrangements, if available.
Redemption of shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (2) the SEC permits such suspension and so orders; or (3) an emergency exists as determined by the SEC so that disposal of securities and determination of net asset value is not reasonably practicable.
Net Asset Valuation (“NAV”) Determination
How Share Price Is Determined
The price at which shares are purchased or redeemed is the NAV, plus any applicable sales charge, that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund, an authorized intermediary, or the mail processing center located in Kansas City, Missouri.
When Share Price Is Determined
The NAV of each fund (or class thereof) is determined on each day the NYSE is open for business as of the scheduled close of regular trading (normally 4:00 p.m. Eastern time). If the NYSE closes at another time, each fund will calculate a NAV for each class of shares as of the scheduled closing time. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the value of a fund’s foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds). These securities will be valued pursuant to the funds’ Pricing and Valuation procedures for such securities.
Purchase orders received in good order and accepted, and redemption orders received in good order, as of the scheduled close of regular trading of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.
How NAV Is Calculated
The NAV of each fund (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the fund (or class) that are then outstanding.
The Board has approved procedures to be used to value the funds’ securities for purposes of determining the funds’ NAV. The valuation of the securities of the funds is determined in good faith by or under the direction of the Board. While the Board has primary responsibility to shareholders for valuation of portfolio securities, the Board has delegated certain valuation functions for the funds to TAM.
In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Fund securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the last bid price. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair
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value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that a fund uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end funds (other than ETF shares) are generally valued at the NAV reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.
When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The Board reviews all fair value determinations typically at its regularly scheduled meetings. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.
Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the funds’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.
Brokerage
Subject to policies established by the Board and TAM, the sub-advisers are responsible for placement of the funds’ securities transactions. In placing orders, it is the policy of a fund to seek to obtain the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, TAM or the sub-adviser, as applicable, having in mind the fund’s best interests, considers all factors it deems relevant, including: the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions; trade confidentiality including anonymity; and research products and services provided, which include: (i) furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities and (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories) that assist each sub-adviser in carrying out its responsibilities.
Decisions as to the selection of broker-dealers and the assignment of fund brokerage business for a fund and negotiation of its commission rates are made by TAM or the sub-adviser, as applicable, whose policy is to seek to obtain “best execution” (prompt and reliable execution at the most favorable security price) of all fund transactions. In doing so, a fund may pay higher commission rates than the lowest available when its sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.
There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the over-the-counter markets, but the price paid by a fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the U.S.
It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, the sub-advisers may receive services from many broker-dealers with which the sub-advisers place the fund’s portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of
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securities transactions. The services obtained through brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by a sub-adviser. The expenses of a sub-adviser will not necessarily be reduced as a result of the receipt of such supplemental information. A sub-adviser may use such services in servicing other accounts in addition to the respective fund. Conversely, services provided to a sub-adviser by broker-dealers in connection with trades executed on behalf of other clients of the sub-adviser may be useful to the sub-adviser in managing the fund, although not all of these services may be necessarily useful and of value to the sub-adviser in managing such other clients. The receipt of such services enables a sub-adviser to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.
In reliance on the “safe harbor” provided by Section 28(e) of the Exchange Act and the SEC’s interpretive guidance thereunder, a sub-adviser may cause a fund to pay a broker-dealer that provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the sub-adviser an amount of commission for effecting a securities transaction for the fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the sub-adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer. If a sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the sub-adviser will allocate the costs of such service or product accordingly. The portion of the product or service that a sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for the sub-adviser. Conversely, such supplemental information obtained by the placement of business for a sub-adviser will be considered by and may be useful to the sub-adviser in carrying out its obligations to a fund.
A sub-adviser may place transactions for the purchase or sale of portfolio securities with affiliates of TAM or the sub-adviser. A sub-adviser may place transactions with a broker-dealer that is an affiliate of TAM or the sub-adviser where, in the judgment of the sub-adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of TAM or the sub-adviser may receive and retain compensation for effecting portfolio transactions for the fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by the fund do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”
A sub-adviser to a fund, to the extent consistent with the best execution and with TAM’s usual commission rate policies and practices, may place security transactions with broker/dealers with which the Trust has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the funds. In no event will commissions paid by a fund be used to pay expenses that would otherwise be borne by any other fund in the Trust, or by any other party. These commissions are not used for promoting or selling fund shares or otherwise related to the distribution of fund shares.
Securities held by a fund may also be held by other separate accounts, mutual funds or other accounts for which TAM or a sub-adviser serves as an adviser, or held by TAM or a sub-adviser for their own accounts. Because of different investment objectives or other factors, a particular security may be bought by TAM or a sub-adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a fund or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of TAM or a sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.
On occasions when TAM or a sub-adviser deems the purchase or sale of a security to be in the best interests of a fund as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the fund with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by TAM or the sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the fund and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a fund.
The Board of the Trust reviews on a quarterly basis the brokerage placement practices of each sub-adviser on behalf of the funds, and reviews the prices and commissions, if any, paid by the funds to determine if they were reasonable.
Brokerage Commissions Paid
The following funds paid the aggregate brokerage commissions indicated for the last three fiscal years:
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Fund Name	Brokerage Commissions Paid (including affiliated commissions)						Affiliated Brokerage Commissions Paid
	2020($)	2020(%)^	2019($)	2019(%)^	2018($)	2018(%)^	2020($)	2020(%)*	2019($)	2019(%)*	2018($)	2018(%)*
Transamerica ClearTrack 2015	$1,863	0.02%	$5,924	0.04%	$5,247	0.03%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica ClearTrack 2020	$11,864	0.10%	$10,418	0.08%	$8,201	0.05%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica ClearTrack 2025	$19,559	0.17%	$5,533	0.04%	$9,025	0.06%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica ClearTrack 2030	$2,930	0.03%	$3,816	0.03%	$7,018	0.05%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica ClearTrack 2035	$2,699	0.02%	$3,252	0.02%	$6,760	0.04%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica ClearTrack 2040	$2,262	0.02%	$3,295	0.02%	$4,935	0.03%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica ClearTrack 2045	$1,290	0.01%	$2,345	0.02%	$2,368	0.02%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica ClearTrack 2050	$761	0.01%	$1,659	0.01%	$1,634	0.01%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica ClearTrack 2055	$33	0.00%	$60	0.00%	$70	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica ClearTrack 2060	$25	0.00%	$57	0.00%	$69	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica ClearTrack Retirement Income	$2,909	0.03%	$5,639	0.04%	$10,717	0.07%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
^ Brokerage Commissions Paid by the fund as a percentage of overall Brokerage Commissions Paid by all Transamerica Funds.
* Affiliated Brokerage Commissions Paid by the fund as a percentage of total Brokerage Commissions Paid by the fund.
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Affiliated Brokers
There were no brokerage commissions incurred on security transactions placed with affiliates of the manager or sub-advisers for the fiscal year ended October 31, 2020.
Brokerage Commissions Paid for Research
There were no brokerage commissions that were directed to brokers for brokerage and research services during the fiscal year ended October 31, 2020.
Securities of Regular Broker Dealers
During the fiscal year ended October 31, 2020, the funds did not purchase securities issued by regular broker-dealers of the Transamerica Funds.
Principal Shareholders and Control Persons
Principal Shareholders
To the knowledge of the Trust, as of September 10, 2021, the following persons owned beneficially or of record 5% or more of the outstanding shares of a class of the funds indicated.
Unless otherwise noted, the address of each investor is c/o TAM, 1801 California Street, Suite 5200, Denver, CO 80202.
Name & Address	Fund Name	Class	Percent
Transamerica ClearTrack® 2015 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2015	R1	90.45%
Transamerica ClearTrack® 2015 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2015	R1	9.55%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2015	R3	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2015	R6	61.67%
Transamerica ClearTrack® 2015 Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2015	R6	38.10%
Transamerica ClearTrack® 2020 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2020	R1	90.92%
Transamerica ClearTrack® 2020 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2020	R1	9.08%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2020	R3	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2020	R6	54.01%
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Name & Address	Fund Name	Class	Percent
Transamerica ClearTrack® 2020 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2020	R6	34.59%
Transamerica ClearTrack® 2020 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2020	R6	11.40%
Transamerica ClearTrack® 2025 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2025	R1	91.82%
Transamerica ClearTrack® 2025 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2025	R1	8.18%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2025	R3	100.00%
Transamerica ClearTrack® 2025 Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2025	R6	41.49%
Transamerica ClearTrack® 2025 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2025	R6	35.43%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2025	R6	23.07%
Transamerica ClearTrack® 2030 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2030	R1	88.26%
Transamerica ClearTrack® 2030 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2030	R1	11.74%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2030	R3	100.00%
Transamerica ClearTrack® 2030 Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2030	R6	49.91%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2030	R6	40.37%
Transamerica ClearTrack® 2030 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2030	R6	9.72%
Transamerica ClearTrack® 2035 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2035	R1	88.99%
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Name & Address	Fund Name	Class	Percent
Transamerica ClearTrack® 2035 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2035	R1	11.01%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2035	R3	100.00%
Transamerica ClearTrack® 2035 Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2035	R6	49.79%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2035	R6	42.94%
Transamerica ClearTrack® 2035 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2035	R6	7.28%
Transamerica ClearTrack® 2040 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2040	R1	88.74%
Transamerica ClearTrack® 2040 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2040	R1	11.26%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2040	R3	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2040	R6	57.46%
Transamerica ClearTrack® 2040 Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2040	R6	38.10%
Transamerica ClearTrack® 2045 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2045	R1	89.17%
Transamerica ClearTrack® 2045 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2045	R1	10.83%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2045	R3	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2045	R6	67.46%
Transamerica ClearTrack® 2045 Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2045	R6	28.22%
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Name & Address	Fund Name	Class	Percent
Transamerica ClearTrack® 2050 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2050	R1	92.97%
Transamerica ClearTrack® 2050 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2050	R1	7.03%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2050	R3	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2050	R6	58.02%
Transamerica ClearTrack® 2050 Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2050	R6	27.37%
Transamerica ClearTrack® 2050 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2050	R6	14.61%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2055	R1	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2055	R3	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2055	R6	76.64%
Transamerica ClearTrack® 2055 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2055	R6	14.90%
Transamerica ClearTrack® 2055 Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2055	R6	8.46%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2060	R1	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2060	R3	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2060	R6	86.74%
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Name & Address	Fund Name	Class	Percent
Transamerica ClearTrack® 2060 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2060	R6	10.49%
Transamerica ClearTrack® Retirement Income 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® Retirement Income	R1	92.70%
Transamerica ClearTrack® Retirement Income Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® Retirement Income	R1	7.30%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® Retirement Income	R3	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® Retirement Income	R6	66.94%
Transamerica ClearTrack® Retirement Income Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® Retirement Income	R6	30.74%
Control Persons
Any shareholder who holds beneficially 25% or more of a fund may be deemed to control the fund until such time as it holds beneficially less than 25% of the outstanding common shares of the fund. Any shareholder controlling a fund may be able to determine the outcome of issues that are submitted to shareholders for vote, and may be able to take action regarding the fund without the consent or approval of the other shareholders.
Unless otherwise noted, the address of each investor is c/o TAM, 1801 California Street, Suite 5200, Denver, CO 80202.
To the knowledge of the Trust, as of September 10, 2021, the shareholders who held beneficially 25% or more of a fund were as follows:
Name & Address	Fund Name	Percentage of Fund Owned
Transamerica ClearTrack® 2015 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2015	88.88%
Transamerica ClearTrack® 2020 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2020	89.46%
Transamerica ClearTrack® 2025 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2025	89.62%
Transamerica ClearTrack® 2030 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2030	86.82%
Transamerica ClearTrack® 2035 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2035	87.62%
Transamerica ClearTrack® 2040 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2040	87.52%
Transamerica ClearTrack® 2045 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2045	87.58%
Transamerica ClearTrack® 2050 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® 2050	90.67%
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Name & Address	Fund Name	Percentage of Fund Owned
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2055	43.22%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2055	42.07%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2060	46.27%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack® 2060	45.01%
Transamerica ClearTrack® Retirement Income 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack® Retirement Income	91.85%
Management Ownership
To the knowledge of the Trust, as of September 10, 2021, the Trustees and officers as a group owned less than 1% of any class of each fund’s outstanding shares.
Further Information About the Trust and the Funds
The Trust is organized as a Delaware statutory trust. Delaware law provides a statutory framework for the powers, duties, rights and obligations of the Trustees and shareholders of the Trust, while the more specific powers, duties, rights and obligations of the Trustees and the shareholders are determined by the Trustees as set forth in the Trust’s Amended and Restated Declaration of Trust (“Declaration”) dated as of December 10, 2015, and the Trust’s Bylaws, as may be amended from time to time. Every shareholder, by virtue of purchasing shares and becoming a shareholder, agrees to be bound by the terms of the Declaration. Some of the more significant provisions of the Declaration are described below.
Shareholder Voting. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the Trustees without seeking the consent of shareholders. A fund is not required to hold an annual meeting of shareholders, but a fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the net asset value, in U.S. dollars, of those shares determined at the close of business on the record date. All shareholders of record of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares. There is no cumulative voting on any matter submitted to a vote of the shareholders.
Election and Removal of Trustees. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by a vote or consent of the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that any Trustee may be removed by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.
Amendments to the Declaration. The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust, that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.
Issuance and Redemption of Shares. A fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. All shares offered pursuant to the prospectus of a fund, when issued, will be fully paid and non- assessable.
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Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. A fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a fund with identification required by law, or if the fund is unable to verify the information received from the shareholder or the shareholder fails to provide the required information. In addition, as discussed below, shares may be redeemed in connection with the closing of small accounts.
Disclosure of Shareholder Holdings. The Declaration specifically requires shareholders, upon demand, to disclose in writing to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.
Small Accounts. The Declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.
Shareholder, Trustee and Officer Liability. The Declaration provides that shareholders are not personally liable for the obligations of a fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. A fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder.
The Declaration provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or any series, in connection with the affairs of the Trust. The Declaration also provides that no Trustee, officer or employee of the Trust owes any duty to any person (including without limitation any shareholder), other than the Trust or any series. Each Trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust. All actions and omissions of Trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.
The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.
The Declaration provides that any Trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent Trustee, audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.
Derivative and Direct Actions. The Declaration provides a detailed process for the bringing of derivative or direct actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder claims, demands and derivative actions.
Prior to bringing a derivative action, the Declaration requires that a demand by no fewer than three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The Trustees have a period of 90 days, which may be extended by up to an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand (or a committee comprised of some or all of such Trustees), with the assistance of counsel who may be retained by such Trustees on behalf and at the expense of the Trust, determine that a suit should be maintained, then the Trust will commence the suit and the suit generally will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the funds, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not consistent with the standard of performance required of the Trustees in performing their duties. If a demand is rejected, each complaining shareholder will be responsible, jointly and severally with any and all other complaining shareholders, for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose.
The Declaration provides that no Shareholder may bring a direct action claiming injury as a shareholder of the Trust, or any series or class thereof, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of a series or class, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the series or class, generally. Under the
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Declaration, a shareholder bringing a direct claim must be a shareholder of the series or class with respect to which the direct action is brought at the time of the injury complained of, or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time.
If a derivative or direct action is brought in violation of the Declaration, each shareholder who commences or maintains such action will be required. jointly and severally, to reimburse the Trust for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the action if the action is dismissed on the basis of the failure to comply with the Declaration. In addition, if a court determines that any derivative action has been brought without reasonable cause or for an improper purpose, the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the action will be borne, jointly and severally, by each shareholder who commenced the action.
The Declaration further provides that a fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder bring a derivative or direct claim only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Trust or a fund be brought only in the U.S. District Court for the Southern District of New York, or if not permitted to be brought in federal court, then in the New York Supreme Court sitting in New York County with assignment to the Commercial Division to the extent such assignment is permitted under the applicable court rules, and that the right to jury trial be waived to the fullest extent permitted by law.
Series and Classes. The Declaration provides that the Trustees may establish series and classes in addition to those currently established and that the Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class. Each share of a fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.
The shares of beneficial interest of the Trust are divided into twelve classes: Class A, Class C, Class I, Class I2, Class I3, Class R, Class R1, Class R2, Class R3, Class R4, Class R6 and Class T. Not all funds offer all classes of shares. See a fund’s prospectus for a discussion of which classes of shares of that fund are available for purchase and who is eligible to purchase shares of each class. Class A, Class C, Class I, Class I2, Class I3, Class R, Class R2 and Class R4 are discussed in separate SAIs. Each class represents interests in the same assets of the fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to its plan of distribution or any other matter appropriately limited to that class; the classes are subject to differing sales charges as described in the prospectus; Class A, Class C, Class R, Class R1, Class R2, Class R3 and Class R4 shares are subject to ongoing distribution and service fees. Class I, Class I2, Class I3, Class R6 and Class T shares have no annual distribution and service fees. Each class may bear differing amounts of certain class-specific expenses, and each class has a separate exchange privilege. Class T shares are not available to new investors; only existing Class T shareholders may purchase additional Class T shares. On November 30, 2009, all shares previously designated as Class I shares were re-designated as Class I2 shares. On February 10, 2012, all shares previously designated as Class P shares were converted into Class I shares. On October 13, 2017, Class R shares of Transamerica Government Money Market were renamed Class R2 shares. Effective March 31, 2021, Transamerica Government Money Market is closed to most new investors. The following investors may continue to purchase fund shares after the close date: existing fund investors, asset allocation funds and other investment products in which the fund is currently an underlying investment option, retirement plans in which the fund is a plan option, and any plan that is or becomes a part of a multiple plan exchange record keeping platform that includes the fund as a plan option. Transamerica Government Money Market will remain closed until further notice. The fund reserves the right to modify the foregoing terms of the closure at any time and to accept or reject any investment for any reason.
The Trust does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same fund by virtue of these classes. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action.
Dividends and Other Distributions
An investor may choose among several options with respect to dividends and capital gains distributions payable to the investor. Dividends or other distributions will be paid in full and fractional shares at the net asset value determined as of the ex-dividend date unless the shareholder has elected another distribution option as described in the prospectus. Transaction confirmations and checks for payments designated to be made in cash generally will be mailed on the payable date. The per share income dividends on Class R1 and Class R3 shares of a fund are anticipated to be lower than the per share income dividends on Class R6 shares of that fund as a result of higher distribution and service fees applicable to Class R1 and Class R3 shares.
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Taxes
Each fund has qualified (or expects to qualify in its first year), and expects to continue to qualify, for treatment as a regulated investment company (a “RIC”) under the Code. In order to qualify for that treatment, a fund must distribute to its shareholders for each taxable year at least the sum of 90% of its investment company taxable income, computed without regard to the dividends-paid deduction, and 90% of its net exempt-interest income, if any (the “Distribution Requirement”). Each fund must also meet several other requirements. These requirements include the following: (1) a fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships; (2) at the close of each quarter of a fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities (limited in respect of any one issuer of such other securities to an amount not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of the issuer); and (3) at the close of each quarter of a fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, in securities (other than securities of other RICs) of two or more issuers that the fund controls and that are engaged in the same, similar or related trades or businesses, or in securities of one or more qualified publicly traded partnerships.
If a fund qualifies as a RIC and timely distributes to its shareholders substantially all of its net income and net capital gains, then the fund should have little or no income taxable to it under the Code. If a fund meets the Distribution Requirement but retains some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at the regular corporate rate on the amounts retained. A fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed those liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.
For U.S. federal income tax purposes, a fund is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the fund and may not be distributed as such to shareholders. Generally, the funds may not carry forward any losses other than net capital losses. Under certain circumstances, a fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.
Assuming a fund has sufficient earnings and profits, its shareholders generally are required to include distributions from the fund (whether paid in cash or reinvested in additional shares) as (1) ordinary income, to the extent the distributions are attributable to the fund’s investment income (except for qualified dividend income as discussed below), net short-term capital gain and certain net realized foreign exchange gains or (2) capital gains, to the extent of the fund’s net capital gain (i.e., the fund’s net long-term capital gains over net short-term capital losses).
If a fund fails to qualify for treatment as a RIC, the fund will be subject to U.S. federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to its shareholders (including distributions that would otherwise qualify as capital gain dividends) will constitute ordinary dividend income to the extent of the fund’s available earnings and profits. Under certain circumstances, a fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so, the fund may incur significant fund-level taxes and may be forced to dispose of certain assets.
Distributions by a fund in excess of its current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) each shareholder’s tax basis in its shares, and any distributions in excess of that basis will be treated as gain from the sale of shares, as discussed below.
A fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income (for that calendar year) and capital gain net income (for the one-year period generally ending on October 31 of that year), increased or decreased by certain other amounts. Each fund intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.
Although dividends generally will be treated as distributed when paid, any dividend declared by a fund in October, November or December, payable to shareholders of record during such a month, and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain distributions made after the close of a taxable year of a fund may be “spilled back” and treated for certain purposes as paid by the relevant fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a RIC’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the RIC when they are actually paid.
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U.S. federal income tax law generally taxes noncorporate taxpayers on long-term capital gains and on “qualified dividend income” at rates of up to 20%. Certain capital gain dividends attributable to dividends received from U.S. REITs may be taxable to noncorporate shareholders at a rate of 25%.
Other distributions, including distributions of earnings from, in general, dividends paid to a fund that are not themselves qualified dividend income to the fund, interest income, other types of ordinary income and short-term capital gains, will generally be taxed at the ordinary income tax rate applicable to the taxpayer.
Qualified dividend income generally means dividend income received from a fund’s investments in common and preferred stock of U.S. companies and stock of certain “qualified foreign corporations,” provided that certain holding period and other requirements are met by both the fund and the shareholder receiving a distribution of the dividend income. Qualified dividend income generally also includes any dividend income (i) that is received by a fund from an underlying fund that is itself treated as a RIC and that received such income as dividends on common and preferred stock of U.S. companies or on stock of certain qualified foreign corporations, and (ii) that is reported as qualified dividend income by the underlying RICs, provided that certain holding period and other requirements are met by the underlying fund, the fund and the shareholders. If 95% or more of a fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, that fund may report all distributions of such income as qualified dividend income.
A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the U.S. or it is eligible for the benefits of certain income tax treaties with the U.S. and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the U.S. Passive foreign investment companies are not qualified foreign corporations for this purpose.
A dividend that is attributable to qualified dividend income of a fund and that is paid by the fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became “ex-dividend” with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter. Dividends received by underlying funds from REITs generally do not qualify for treatment as qualified dividend income.
Certain dividends received by a fund, or attributable to dividends received by an underlying fund, from U.S. corporations (generally, dividends received by the fund or underlying fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately reported by the fund may be eligible for the 50% dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to a fund from underlying funds treated as RICs are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. The applicable holding period requirements must also be satisfied by the fund and the underlying funds. Any corporate shareholder should consult its tax advisor regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.
Any fund distribution will have the effect of reducing the per share net asset value of shares in the fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any dividend distribution may thus pay the full price for the shares then effectively receive a portion of the purchase price back as a taxable distribution.
The U.S. federal income tax status of all distributions will be reported to shareholders annually.
A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates or trusts. For these purposes, interest, dividends and certain capital gains are generally taken into account in computing a shareholder’s net investment income.
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Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.
If a fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the fund’s gross income not as of the date received, but as of the later of (a) the date such stock became ex-dividend with respect to such dividends or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
Redemptions, sales and exchanges generally are taxable events for shareholders that are subject to tax. In general, if shares of a fund are redeemed, sold or exchanged, the shareholder will recognize a capital gain or loss equal to the difference between the proceeds of the redemption or sale or the value of the shares exchanged and the shareholder’s adjusted basis in the shares redeemed, sold or exchanged. This capital gain or loss may be long-term or short-term, generally depending upon the shareholder's holding period for the shares. For tax purposes, a loss will be disallowed on the redemption, sale or exchange of shares if the disposed of shares are replaced (including replacement by shares acquired pursuant to a dividend reinvestment plan) within a 61-day period beginning 30 days before and ending 30 days after the date of the redemption, sale or exchange of such shares. Should the replacement of such shares fall within this 61-day period, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on its disposition of fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).
Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of RICs are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
A fund will not be able to offset gains distributed by any underlying fund in which it invests against losses incurred by another underlying fund in which it invests because the underlying funds cannot distribute losses. A fund’s redemptions and sales of shares in an underlying fund, including those resulting from changes in the allocation among underlying funds, could cause the fund to recognize taxable gain or loss. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the fund. Further, a portion of losses on redemptions of shares in the underlying funds may be deferred. Short-term capital gains earned by an underlying fund will be treated as ordinary dividends when distributed to a fund and therefore may not be offset by any short-term capital losses incurred by that fund. Thus, a fund’s short-term capital losses may offset its long-term capital gains, which might otherwise be eligible for reduced U.S. federal income tax rates for noncorporate shareholders, as discussed above. As a result of these factors, the use of the fund-of-funds structure by the funds could adversely affect the amount, timing and character of distributions to their shareholders.
The funds and the underlying funds may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to their investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of a fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, the fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund for that taxable year. If at least 50% of a fund’s total assets at the close of each quarter of a taxable year consist of interests in other RICs, the fund may make the same election and pass through to its shareholders their pro rata shares of qualified foreign taxes paid by those other RICs and passed through to the fund for that taxable year. If the fund so elects, its shareholders would be required to include the passed-through taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and as described below may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.
Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If a fund qualifies to make, and makes, the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the fund or those other RICs for that taxable year in computing their income subject to U.S. federal income taxation or, alternatively, claim them as credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the fund or those other RICs, although such shareholders will be required to include their shares of such taxes in gross income if the fund makes the election described above. No deduction for such taxes will be permitted to individuals in computing their AMT liability.
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If a fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the fund that is deemed, under the Code, to be U.S.-source income in the hands of the fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a fund or other RICs in which the fund invests. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If a fund does make the election, it will provide required tax information to shareholders. RICs generally may deduct any foreign taxes that are not passed through to their shareholders in computing their income available for distribution to shareholders to satisfy applicable tax distribution requirements. Under certain circumstances, if a fund or an underlying fund receives a refund of foreign taxes paid in respect of a prior year, the value of the fund’s shares or the value of the underlying fund’s shares, as applicable, could be affected, or any foreign tax credits or deductions passed through to shareholders in respect of the foreign taxes for the current year could be reduced.
The following paragraphs are intended to disclose risks of investments that the funds may make indirectly, through underlying funds. Thus, references in the following paragraphs to one or more “funds” should be read to include, as applicable, references to one or more “underlying funds.”
Passive Foreign Investment Companies: Certain funds may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is derived from passive investments; or (2) at least 50% of its assets (generally computed based on average fair market value) held during the taxable year produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on gain from the disposition of PFIC shares and on certain distributions from a PFIC (collectively, “excess distributions”), plus interest thereon, even if the fund distributes the excess distributions as a taxable dividend to its shareholders. If a fund invests in a PFIC and elects in the first year in which it holds such investment (or if it elects subsequently and makes certain other elections) to treat the PFIC as a “qualified electing fund,” then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain (the excess of net long-term capital gains over net short-term capital losses). This income inclusion is required even if the PFIC does not distribute such income and gains to the fund, and the amounts so included would be subject to the Distribution Requirement described above. In many instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. In order to distribute any such income and gains and satisfy the distribution requirements applicable to RICs, a fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.
A fund may, in the alternative, elect to mark to market its PFIC stock at the end of each taxable year, with the result that unrealized gains are treated as though they were realized as of such date. Any such gains will be ordinary income rather than capital gain. In order for a fund making this election to distribute any such income and gains and satisfy the distribution requirements applicable to RICs, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. If the mark-to-market election were made, tax at the fund level under the excess distribution rules would be eliminated, but a fund could still incur nondeductible interest charges if it makes the mark-to-market election in a year after the first taxable year in which it acquired the PFIC stock.
Controlled Foreign Corporations: If a sufficient percentage of the interests in a foreign issuer are held or deemed held by a fund, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to the fund, in which case the fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. A fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid fund-level taxes. In addition, some fund gains on the disposition of interests in such an issuer may be treated as ordinary income. A fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.
Options, Futures and Forward Contracts and Swap Agreements: Certain options, futures contracts, and forward contracts in which a fund may invest may be “Section 1256 contracts.” Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a fund at the end of each taxable year are “marked to market” with the result that unrealized gains or losses are treated as though they were realized. In order to distribute any such gains, satisfy the distribution requirements applicable to RICs and avoid taxation, a fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.
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Generally, the hedging transactions undertaken by a fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a fund. In addition, losses realized by a fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a fund, which is taxed as ordinary income when distributed to shareholders.
A fund may make one or more of the elections available under the Code which are applicable to straddles. If a fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.
Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.
Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been promulgated, the tax consequences of such transactions are not entirely clear. The funds intend to account for such transactions in a manner deemed by them to be appropriate, but the IRS might not accept such treatment. If it did not, the status of a fund as a RIC might be affected.
The requirements applicable to a fund’s qualification as a RIC may limit the extent to which a fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.
Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to qualified dividend income to instead be taxed at the rate of tax applicable to ordinary income.
Original Issue Discount: If a fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt income, including any such accrued income, to qualify for treatment as a RIC under the Code and avoid U.S. federal income and excise taxes. Therefore, a fund may have to dispose of its portfolio securities to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to a fund.
Constructive Sales: The constructive sale rules may affect timing and character of gain if a fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a fund enters into certain transactions in property while holding substantially identical property, the fund will be treated as if it had sold and immediately repurchased the property and will be taxed on any gain (but not loss) from the constructive sale. The character of any gain from a constructive sale will depend upon the fund’s holding period in the property. Any loss from a constructive sale will be recognized when the property is subsequently disposed of, and the character of such loss will depend on the fund’s holding period and the application of various loss deferral provisions of the Code.
Real Estate Investment Trusts (REITs): For tax years beginning after December 31, 2017 and before January 1, 2026, a noncorporate taxpayer is generally eligible for a deduction of up to 20% of the taxpayer’s “qualified REIT dividends.” If a fund receives dividends (other than capital gain dividends) in respect of U.S. REIT shares, the fund may report its own dividends as eligible for the 20% deduction, to the extent the fund’s income is derived from such qualified REIT dividends, as reduced by allocable Fund expenses. In order for the fund’s dividends to be eligible for this deduction when received by a noncorporate shareholder, the fund must meet certain holding period requirements with respect to the U.S. REIT shares on which the fund received the eligible dividends, and the noncorporate shareholder must meet certain holding period requirements with respect to the fund shares.
Foreign Currency Transactions: Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a fund accrues income or expenses denominated in a foreign currency (or determined by reference to the value of one or more foreign currencies) and the time that a fund actually receives or makes payment of such income or expenses, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition generally are also treated as ordinary gain or loss. Some of the funds have elected, or may elect, to treat this foreign currency income as capital gain or capital loss.
Backup Withholding: Each fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions, and the proceeds of redemptions and exchanges or repurchases of fund shares, paid to shareholders who have not
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complied with certain IRS regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify that the Social Security Number or other Taxpayer Identification Number they provide is correct and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.
Cost Basis: Each fund will report to the IRS the amount of sale proceeds that a shareholder receives from a sale or exchange of fund shares. For sales or exchanges of shares acquired on or after January 1, 2012, each fund will also report basis and acquisition date information in those shares and the character of any gain or loss that the shareholder realizes on the sale or exchange (i.e., short-term or long-term). If a shareholder has a different basis for different shares of a fund in the same account (e.g., if a shareholder purchased fund shares in the same account when the shares were at different prices), the fund or the shareholder’s Service Agent (banks, broker-dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the funds’ distributor to sell shares of the applicable fund), as applicable, will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The funds’ default method for calculating basis will be the average cost method. A shareholder may elect, on an account-by-account basis, to use a method other than average cost by following procedures established by the fund or the shareholder’s Service Agent, as applicable. For purposes of calculating and reporting basis, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will generally be treated as held in separate accounts. If a shareholder elects to use a different method of basis calculation, the application of that method will depend on whether shares in an account have already been sold or exchanged. For information regarding available methods for calculating cost basis and procedures for electing a method other than the average cost method, shareholders who hold their shares directly with a fund may call the fund at 1-888-233-4339 Monday through Friday during the hours of operation as posted on the funds’ website at www.transamerica.com/contact-us. Shareholders who hold shares through a Service Agent should contact the Service Agent for information concerning the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average cost method or electing another method of basis calculation.
Taxation of Non-U.S. Shareholders: Dividends from net investment income that are paid to a shareholder who, as to the U.S., is a nonresident alien individual, a foreign corporation or a foreign estate or foreign trust (each, a “foreign shareholder”) may be subject to a withholding tax at a rate of 30% or any lower applicable tax rate established in a treaty between the U.S. and the shareholder’s country of residence. Dividends that are derived from “qualified net interest income” and dividends that are derived from “qualified short-term gain” may be exempt from the 30% withholding tax, provided that the distributing fund chooses to follow certain procedures. A fund may choose to not follow such procedures and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholding. Qualified net interest income is a fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. Qualified short-term gain generally means the excess of the net short-term capital gain of a fund for the taxable year over its net long-term capital loss, if any. The withholding rules described in this paragraph do not apply to a dividend paid to a foreign shareholder if the dividend income is “effectively connected with the shareholder’s conduct of a trade or business within the U.S.” and the shareholder provides appropriate tax forms and documentation. Backup withholding (described above) will not be imposed on foreign shareholders who are subject to the 30% withholding tax described in this paragraph.
Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
The treatment of dividends and other distributions by a fund to shareholders under the various state income tax laws may not parallel that under U.S. federal income tax law. Qualification as a RIC does not involve supervision of a fund’s management or of its investment policies and practices by any governmental authority.
Shareholders are urged to consult their own tax advisors with specific reference to their own tax situations, including any federal, state, local or foreign tax liabilities.
Financial Statements
The audited financial statements and financial highlights for the funds as of October 31, 2020 have been filed with the SEC as part of the annual report of the funds on January 4, 2021 (SEC Accession #0001193125-21-000542), and are hereby incorporated by reference into this SAI.
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Appendix A – Proxy Voting Policies
Franklin Advisers, Inc. (formerly, QS Investors, LLC)
Proxy Voting Policy
Introduction
Franklin Advisers, Inc. (“Franklin Advisers”) has adopted and implemented policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of its clients1 and in accordance with its fiduciary duties and applicable regulations. This Policy shall apply to all accounts managed by Franklin Advisers. In addition, Franklin Advisers’ Proxy Policy reflects the fiduciary standards and responsibilities for ERISA accounts managed by Franklin Advisers.
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For purposes of these Policies and Procedures, “clients” refers to persons or entities: for which Franklin Advisers serves as investment adviser or sub-adviser; for which Franklin Advisers votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.
Responsibilities
Proxy votes are the property of Franklin Advisers’ advisory clients. As such, Franklin Advisers’ authority and responsibility to vote such proxies depends upon its contractual relationships with its clients. Franklin Advisers has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist. ISS votes Franklin Advisers’ advisory clients’ proxies in accordance with their (ISS’) proxy guidelines or, in extremely limited circumstances, Franklin Advisers’ specific instructions. Where a client has given specific instructions as to how a proxy should be voted, Franklin Advisers will notify and direct ISS to carry out those instructions. Where no specific instruction exists, Franklin Advisers will follow the procedures set forth in this document and vote such proxies in accordance with ISS’ guidelines. Certain Taft-Hartley clients may direct Franklin Advisers to have ISS vote their proxies in accordance with ISS’ (or other specific) Taft Hartley voting Guidelines.
Alternatively, clients may elect to retain proxy voting authority and responsibility. These and other proxy-related instructions must be outlined in the investment management agreement or other contractual arrangements with each client.
Clients may in certain instances contract with their custodial agent and notify Franklin Advisers that they wish to engage in securities lending transactions. Franklin Advisers will not vote proxies relating to securities in client accounts that are on loan. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan to ensure they are not voted by multiple parties.
Policies
Proxy voting activities are conducted in the best economic interest of clients.
Franklin Advisers works with ISS to ensure that all proxies are voted in accordance with what we believe to be the best economic interest of Franklin Advisers’ clients. In addition to proxy voting services provided by ISS, Franklin Advisers has also contracted with ISS to provide proxy advisory services. These services include research and other activities designed to gain insight into ballot decisions and make informed voting recommendations consistent with our fiduciary duty to our clients. ISS has developed and maintains Proxy Voting Guidelines (the “Guidelines”) consisting of standard voting positions on a comprehensive list of common proxy voting matters. ISS updates these Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and a number of other relevant factors. Changes to these Guidelines are communicated to Franklin Advisers upon implementation.
While ISS has been instructed to vote our clients’ proxies in accordance with the Guidelines, Franklin Advisers and our clients retain the right to instruct ISS to vote differently.
Principals for Responsible Investment
Franklin Advisers generally votes proxies based on the ISS Sustainability Policy, which incorporates environmental, social, and governance (“ESG”) considerations to promote sustainable business practices advocating for stewardship of the environment, fair labor practices, non‐discrimination, and the protection of human rights.
Generally, ISS’ Sustainability Policy will work within an internationally recognized sustainability framework such as the United Nations Principles for Responsible Investment (“UNPRI”) and the UN Sustainable Development Goals (“SDGs”). In doing so, they look to promote a fair, unified and productive reporting and compliance environment which advances positive corporate ESG actions that present new opportunities or mitigate related financial and reputational risks.
On matters of corporate governance, executive compensation, and corporate structure, the Sustainability Policy guidelines are based on a commitment to create and preserve economic value and advance principles of good corporate governance.
Underlying Funds
Certain Franklin Advisers client accounts, including clients that are “Funds of Funds,” invest in underlying investment funds, including U.S. registered investment companies (“Underlying Funds”). Proxy voting with respect to shares, units or interests in Underlying Funds present diverse and complex policy issues that make the establishment of standard proxy voting guidelines impractical. To the extent that Franklin Advisers has proxy voting authority with respect to shares, units or interests in Underlying Funds, Franklin Advisers shall vote such shares, units or interests in the best interest of client accounts and subject to the general fiduciary principles set forth above rather than in accordance with the Guidelines.
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Franklin Advisers’ proxy voting authority on behalf of client accounts (including a Fund of Funds) with respect to shares, units or interests in Underlying Funds is subject to the provisions below in Proxy Voting of Underlying Funds.
Manager of Manager Arrangements
Franklin Advisers advises certain client accounts that are structured as “Manager of Managers” arrangements in which various segments of the accounts are individually managed by a number of underlying investment advisers (“Underlying Managers”). In such arrangements, Franklin Advisers generally does not exercise any proxy voting authority with respect to securities held in the client’s account. Proxy voting authority in such arrangements is typically assigned to the Underlying Managers.
Management Oversight
Management is responsible for overseeing Franklin Advisers’ proxy voting activities, including reviewing and monitoring the Guidelines that provide how ISS will generally vote proxies on behalf of Franklin Advisers clients no less frequently than annually. Compliance is responsible for coordinating with ISS to administer the proxy voting process and overseeing ISS’ proxy responsibilities. Compliance monitors voting activity to ensure that votes are cast in accordance with the Guidelines or client-specific guidelines and/or any applicable regulatory requirements.
Availability of Proxy Voting Policies and Procedures and Proxy Voting Record
Copies of this Policy, as it may be updated from time to time, are made available to clients as required by law and otherwise at Franklin Advisers’ discretion. Clients may also obtain information on how their proxies were voted by Franklin Advisers as required by law and otherwise at Franklin Advisers’ discretion; however, Franklin Advisers must not selectively disclose its investment company clients’ proxy voting records. The Firm will make proxy voting reports available to advisory clients upon request.
ISS’ current Guidelines, summaries, amendments, and other pertinent information can be accessed by visiting their website at the following address: http://www.issgovernance.com/policy.
Procedures
Proxy Voting Guidelines
Franklin Advisers will review ISS’ Guidelines as necessary to support the best economic interests of Franklin Advisers’ clients but generally no less frequently than annually. The Firm will choose to re-adopt or amend portions of or the entirety of the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of Franklin Advisers’ clients. Before re-adopting or amending the Guidelines, Compliance, in consultation with Management, will thoroughly review and evaluate the proposed change(s) and rationale to evaluate potential conflicts with client or employee interests. Rationale for any decisions not to re-adopt ISS’ Guidelines will be fully documented.
Proxy Voting of Underlying Funds
Proxy Voting of Affiliated Funds
With respect to proxy voting for a client account (including a Fund of Funds) investing in shares, units or interests of Underlying Funds advised by Franklin Advisers or an affiliate of Franklin Advisers (including ETFs, open-end mutual funds and closed-end investment companies), proxies relating to any of such affiliated Underlying Funds generally will be voted in accordance with an echo voting procedure under which such proxies are voted in the same proportion as the votes from other shareholders of such affiliated Underlying Fund. Franklin Advisers may vote such proxies in accordance with other voting procedures approved by Management and Compliance, provided such procedures comply with applicable law and/or regulatory requirements.
Proxy Voting of Unaffiliated Funds
With respect to proxy voting for a client account (including a Fund of Funds) investing in shares, units or interests of an Underlying Fund advised by an adviser which is unaffiliated with Franklin Advisers (including ETFs, open-end mutual funds and closed-end investment companies), Franklin Advisers will vote such proxies in accordance with the general fiduciary principles set forth above; provided that Franklin Advisers: (i) will vote proxies relating to shares of ETFs in accordance with an echo voting procedure to the extent required by Franklin Advisers’ Procedures Relating to Compliance with ETF Exemptive Orders under Section 12(d)(1) of the Investment Company Act of 1940, and (ii) will vote proxies relating to shares of open-end mutual funds and closed-end investment companies in accordance with an echo voting procedure to the extent required in order to comply with Section 12(d)(1) under the Investment Company Act of 1940 and rules thereunder. Voting procedures are intended to be in the best interest of client accounts and subject to the general fiduciary principles set forth above, and such procedures are subject to review by Management and Compliance.
Specific proxy voting decisions made by Management
Proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis will be referred to Management and Portfolio Management for review and to provide a voting instruction.
Certain proxy votes may not be cast
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In extremely limited cases, Franklin Advisers may determine that it is in the best economic interests of its clients not to vote certain proxies. Franklin Advisers will abstain from voting if:
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Neither the Guidelines nor specific client instructions cover an issue;
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ISS does not make a recommendation on the issue; and
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Franklin Advisers cannot make a good faith determination as to what would be in the client’s best interest (e.g., material conflict cannot be mitigated).
In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. Examples may include:
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Proxy ballot was not received from the custodian;
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Meeting notice was not received with adequate time for processing; or
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Legal restrictions, including share blocking, that may restrict liquidity or otherwise limit trading.
ISS will coordinate with Compliance regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.
Conflict of Interest Procedures
Franklin Advisers seeks to mitigate conflicts inherent in proxy voting and maintain independence by partnering with ISS for voting and administration of all client ballots. These conflicts may include:
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The issuer is a client of Franklin Advisers;
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The issuer is a material business partner of Franklin Advisers; or
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An employee, or an immediate family member of an employee, of Franklin Advisers serves as an officer or director of the issuer.
Franklin Advisers believes that this Policy and our reliance on ISS for independent proxy decision-making reasonably ensure that these and other potential material conflicts are minimized, consistent with our fiduciary duty. Accordingly, proxies that will be voted in accordance with the Guidelines or in accordance with specific client instructions are not subject to the conflicts of interest procedures described below for items that are referred to Franklin Advisers by ISS.
As a general matter, Franklin Advisers takes the position that relationships between a non- Franklin Advisers Legg Mason business unit and an issuer do not present a conflict of interest for Franklin Advisers in voting proxies with respect to such issuer because Franklin Advisers operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between Franklin Advisers and such business units.
Procedures to Address Conflicts of Interest and Improper Influence
Note: This section addresses the limited circumstances in which items that are referred to Franklin Advisers by ISS.
Overriding Principle: ISS will vote all proxies in accordance with the Guidelines. In the limited circumstances where ISS refers items to Franklin Advisers for input or a voting decision, Franklin Advisers will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of Franklin Advisers’ clients.1
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Any contact from external parties interested in a particular vote that attempts to exert improper pressure or influence shall be reported to Compliance
Independence: Compensation for all employees, particularly those with the ability to influence proxy voting in these limited circumstances, cannot be based upon their contribution to any business activity outside of Franklin Advisers without prior approval from Management. Furthermore, they may not discuss proxy votes with any person outside of Franklin Advisers (and within Franklin Advisers only on a need to know basis).
Conflict Review Procedures: For items that are referred to Franklin Advisers from ISS, Compliance will monitor for potential material conflicts of interest in connection with proxy proposals. Promptly upon a determination that a conflict exists in connection with a proxy proposal, the vote shall be escalated to Management. Management will collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if Franklin Advisers or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, Franklin Advisers’ decision on the particular vote at issue.
The information considered may include without limitation information regarding (i) client relationships; (ii) any relevant personal conflict known or brought to their attention; (iii) and any communications with members of the Firm and any person or entity outside of the organization that identifies itself as a Franklin Advisers advisory client regarding the vote at issue.
If notified that Franklin Advisers has a material conflict of interest, the Firm will obtain instructions as to how the proxies should be voted, if time permits, from the affected clients, if notified that certain individuals should be recused from the proxy vote at issue, Franklin Advisers shall do so in accordance with the procedures set forth below.
Note: Any Franklin Advisers employee who becomes aware of a potential material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Management and Compliance to evaluate such conflict and determine a recommended course of action.
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At the beginning of any discussion regarding how to vote any proxy, Compliance will inquire as to whether any employee or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to Management and/or Compliance.
Compliance also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of Franklin Advisers that identifies itself as a Franklin Advisers advisory client, has: (i) requested that Franklin Advisers vote a particular proxy in a certain manner; (ii) attempted to influence Franklin Advisers in connection with proxy voting activities; or (iii) otherwise communicated with the Firm regarding the particular proxy vote at issue, and which incident has not yet been reported to management and/or Compliance.
Compliance will determine whether anyone should be recused from the proxy voting process, or whether Franklin Advisers should seek instructions as to how to vote the proxy at issue if time permits, from the effected clients. These inquiries and discussions will be properly documented.
Duty to Report: Any Franklin Advisers employee that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of organization or any entity that identifies itself as a Franklin Advisers advisory client to influence, how Franklin Advisers votes its proxies has a duty to disclose the existence of the situation to their manager and the details of the matter to the Compliance. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.
Recusal of Members: Compliance will recuse any employee from participating in a specific proxy vote referred to Franklin Advisers if he/she (i) is personally involved in a material conflict of interest; or (ii) as determined by Management and Compliance, has actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. Management will also exclude from consideration the views of any person (whether requested or volunteered) if Management knows, or if Compliance has determined that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.
Other Procedures That Limit Conflicts of Interest
Franklin Advisers has adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to the Information Management Policy and the Code of Ethics. The Firm expects that these policies, procedures and internal controls will greatly reduce the chance that the Firm (or, its employees) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.
Recordkeeping
Franklin Advisers will retain records of client requests for proxy voting information and any written responses thereto provided by Franklin Advisers and will retain any documents the Firm or Compliance prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.
Franklin Advisers also will create and maintain appropriate records documenting its compliance with this Policy, including records of its deliberations and decisions regarding conflicts of interest and their resolution.
With respect to Franklin Advisers’ investment company clients, ISS will create and maintain such records as are necessary to allow such investment company clients to comply with their recordkeeping, reporting and disclosure obligations under applicable law.
Franklin Advisers will also maintain the following records relating to proxy voting:
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The name of the issuer of the portfolio security;
•
The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);
•
The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);
•
The shareholder meeting date;
•
A copy of each proxy statement received by Franklin Advisers;
•
A brief identification of the matter voted on;
•
Whether the matter was proposed by the issuer or by a security holder;
•
Whether Franklin Advisers cast its vote on the matter;
•
How Franklin Advisers cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
•
Whether Franklin Advisers cast its vote for or against management.
In lieu of keeping copies of proxy statements, Franklin Advisers may rely on proxy statements filed on the EDGAR system. Franklin Advisers also may rely on third party records of proxy statements and votes cast by Franklin Advisers if the third party provides an undertaking to Franklin Advisers to provide such records promptly upon request.
A-4

Transamerica Asset Management, Inc.
Proxy Voting Policies and Procedures
1. Background
Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”) requires advisers to adopt and implement policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. These policies and procedures must be in writing and must describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting.
Rule 206(4)-6 also requires each investment adviser to (1) disclose to clients how they may obtain information from the adviser about how it voted with respect to their respective securities; and (2) describe to clients its proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.
Accordingly, Transamerica Asset Management, Inc. (“TAM”) has adopted and implements written procedures designed to enable it to identify, address and monitor potential conflicts of interest.
2. Policy
TAM recognizes that proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of the advisory clients of TAM. TAM’s proxy voting policies and procedures are designed to implement TAM’s duty to vote proxies in clients’ best interests.
3. Sub-Advised Registered Investment Companies
TAM has delegated the responsibility to exercise voting authority with respect to securities held in the portfolios of the registered investment companies for which one or more sub-advisers TAM has been retained as sub-adviser(s) for each such portfolio. The proxy voting policies and procedures of the respective sub-advisers are used to determine how to vote proxies relating to securities held by the remainder of the funds and portfolio.
4. Asset Allocation Registered Investment Companies
TAM exercises voting discretion for the Horizon Asset Allocation Funds and Transamerica 60/40 Allocation VP of Transamerica Series Trust as well as for the Transamerica Asset Allocation Variable Funds (“Asset Allocation Funds”), or if specifically designated to TAM by its sub-advisory agreement.
TAM manages portfolios for Transamerica Funds, Transamerica Series Trust, Transamerica Exchange Traded Funds and Transamerica Asset Allocation Funds (collectively, the “Funds”). TAM may invest an Asset Allocation Fund in shares of the Funds. If a Fund solicits a proxy for which an Asset Allocation Fund is entitled to vote, TAM’s interests as manager of the Fund might appear to conflict with the interests of the shareholders of the Asset Allocation Fund. In these cases, TAM’s proxy voting policy and procedures address material conflicts of interest that may arise between TAM, and/ or its affiliates and the funds by either: (i) providing for voting in accordance with the recommendation of an independent third party or the Board; (ii) voting shares in the same proportion as the vote of all of the other holders of a fund’s shares; or (iii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.
Revision History
Date: 4/30/2020 - Updated to reflect new format, standalone from fund policy and current processes
Date: 11/17/2020 - Updated to reflect provisions in TAM sub-advisory agreements with respect to proxy voting
Transamerica Funds
Transamerica Series Trust
Transamerica Asset Allocation Variable Funds
Transamerica ETF Trust
PROXY VOTING POLICIES AND PROCEDURES
I. Statement of Principle
Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion to secure the long-term interests of the shareholders of the Transamerica Funds, Transamerica Series Trust, Transamerica ETF Trust and Transamerica Asset Allocation Variable Funds (collectively, the “Funds”). The Funds seek to assure that proxies received by the Funds are voted in the best interests of the Funds’ shareholders and have accordingly adopted these procedures.
II. Delegation of Proxy Voting/Adoption of Adviser and Sub-Adviser Policies
Each Fund delegates the authority to vote proxies related to portfolio securities to Transamerica Asset Management, Inc. (the “Manager”), as investment adviser to each Fund, which in turn delegates proxy voting authority for most portfolios of the Funds to the Sub-Adviser retained
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to provide day-to-day portfolio management for that portfolio. For each Fund, the Manager and/or the Sub-Adviser make voting decisions pursuant to their own proxy voting policies and procedures, which have been adopted by the applicable Fund and approved by the applicable Fund's Board of Trustees.
III. Securities on Loan
The Boards of Trustees/Directors of the Funds have authorized the Manager, in conjunction with State Street Bank and Trust Company (“State Street”), to lend portfolio securities on behalf of the Funds. Securities on loan generally are voted by the borrower of such securities. Should a Sub- Adviser to the Fund wish to exercise its vote for a particular proxy, the Manager will promptly contact State Street and terminate the loan.
IV. Conflicts of Interest
The Board of Trustees/Directors seeks to ensure that proxies are voted in the best interests of Fund shareholders. For certain proxy proposals, the Manager’s interests, the interests of the Sub-Adviser and/or their affiliates may differ from Fund shareholders' interests. To avoid the appearance of impropriety and to fulfill their fiduciary responsibility to shareholders in these circumstances, the Manager and the Sub-Advisers are required to establish procedures that are reasonably designed to address material conflicts between their interests and those of the Funds.
When a Sub-Adviser deems that it is conflicted with respect to a voting matter, its policy may call for it to seek voting instructions from the client. The Manager is authorized by the Board of Trustees/Directors to consider any such matters and provide voting instructions to the Sub-Adviser, unless the Manager has determined that its interests are conflicted with Fund shareholders with respect to the voting matter. In those instances, the Manager will instruct the Sub-Adviser to vote in accordance with the recommendation of a third-party proxy voting advisory service.
If a material conflict arises between the Manager or its affiliates and the Funds, in every case where the Manager exercises voting discretion, the Manager will (i) vote in accordance with the recommendation of a third-party (such as Glass Lewis) or Board(s); (ii) vote the shares in the same proportion as the vote of all of the other holders of the Fund's shares; or (iii) obtain the consent of the Board (or a Board Committee) with full disclosure of the conflict.
If the methods for addressing conflicts of interest, as described above, are deemed by the Manager to be unreasonable due to cost, timing or other factors, then the Manager may decline to vote in those instances.
V. Recordkeeping
The Manager and the Sub-Advisers shall maintain records of all votes cast on behalf of the Funds. Such documentation will include the firm's proxy voting policies and procedures, company reports provided by proxy voting advisory services, additional information gathered by the Manager or the Sub-Adviser that was material to reaching a voting decision, and communications to the Manager regarding any identified conflicts. The Manager and the Sub-Advisers shall maintain voting records in a manner to facilitate the Funds' production of the Form N-PX filing on an annual basis.
All books and records required to be maintained under this Section V will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal years during which the last entry was made on the record, the first two years in an appropriate location.
VI. Disclosure
The Manager will coordinate the compilation of the Funds' proxy voting record for each year ended June 30 and file the required information with the SEC via Form N-PX by August 31. The Manager will include a copy of or a summary of this policy and the proxy voting policies and procedures of the Manager and the Sub-Advisors, as applicable, in each Fund's Statement of Additional Information (“SAI”). In each Fund's annual and semi-annual reports to shareholders, the Manager will disclose that a description of this policy and the proxy voting policies and procedures of the Manager and the Sub-Advisers, as applicable, is (a) available upon request, without charge, by toll-free telephone request, (b) on the Funds' website (if applicable), and (c) on the SEC's website in the SAI. The SAI and shareholder reports will also disclose that the Funds' proxy voting record is available by toll-free telephone request (or on the Funds' website) and on the SEC's website by way of the Form N-PX. Within three business days of receiving a request, the Manager will send a copy of the policy description or voting record by first-class mail.
VII. Manager Oversight
The Manager shall review a Sub-Adviser’s proxy voting policies and procedures for compliance with this Policy and applicable laws and regulations prior to initial delegation of proxy voting authority. The Manager will request each Sub-Adviser to provide a current copy of its Proxy Voting Policy, or certify that there have been no material changes to its Proxy Voting Policy or that all material changes have been previously provided for review, and verify that such Proxy Voting Policy is consistent with those of the Funds and Adviser.
Revised: July 2015, March 2020
A-6

Appendix B – Portfolio Managers
In addition to managing the assets of each fund, a portfolio manager may have responsibility for managing other client accounts of the applicable adviser or its affiliates. The tables below show, per portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than each fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of each fund's most recent fiscal year end, unless otherwise noted.
Franklin Advisers, Inc. (“Franklin Advisers”)
Transamerica ClearTrack 2015
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Laura Green, CFA*	0	$0	8	$304 million	21	$433 million
Jacqueline Kenney, CFA*	13	$2.41 billion	7	$497 million	6	$222 million
Thomas Picciochi	35	$8.31 billion	32	$5.08 billion	36	$675 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Laura Green, CFA*	0	$0	0	$0	1	$49 million
Jacqueline Kenney, CFA*	0	$0	0	$0	0	$0
Thomas Picciochi	0	$0	0	$0	1	$45 million
* As of June 30, 2021
Transamerica ClearTrack 2020
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Laura Green, CFA*	0	$0	8	$304 million	21	$433 million
Jacqueline Kenney, CFA*	13	$2.41 billion	7	$497 million	6	$222 million
Thomas Picciochi	35	$8.31 billion	32	$5.08 billion	36	$675 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Laura Green, CFA*		$0	0	$0	1	$49 million
Jacqueline Kenney, CFA*	0	$0	0	$0	0	$0
Thomas Picciochi	0	$0	0	$0	1	$45 million
* As of June 30, 2021
Transamerica ClearTrack 2025
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Laura Green, CFA*	0	$0	8	$304 million	21	$433 million
Jacqueline Kenney, CFA*	13	$2.41 billion	7	$497 million	6	$222 million
Thomas Picciochi	35	$8.31 billion	32	$5.08 billion	36	$675 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Laura Green, CFA*	0	$0	0	$0	1	$49 million
Jacqueline Kenney, CFA*	0	$0	0	$0	0	$0
Thomas Picciochi	0	$0	0	$0	1	$45 million
* As of June 30, 2021
B-1

Transamerica ClearTrack 2030
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Laura Green, CFA*	0	$0	8	$304 million	21	$433 million
Jacqueline Kenney, CFA*	13	$2.41 billion	7	$497 million	6	$222 million
Thomas Picciochi	35	$8.31 billion	32	$5.08 billion	36	$675 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Laura Green, CFA*	0	$0	0	$0	1	$49 million
Jacqueline Kenney, CFA*	0	$0	0	$0	0	$0
Thomas Picciochi	0	$0	0	$0	1	$45 million
* As of June 30, 2021
Transamerica ClearTrack 2035
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Laura Green, CFA*	0	$0	8	$304 million	21	$433 million
Jacqueline Kenney, CFA*	13	$2.41 billion	7	$497 million	6	$222 million
Thomas Picciochi	35	$8.31 billion	32	$5.08 billion	36	$675 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Laura Green, CFA*	0	$0	0	$0	1	$49 million
Jacqueline Kenney, CFA*	0	$0	0	$0	0	$0
Thomas Picciochi	0	$0	0	$0	1	$45 million
* As of June 30, 2021
Transamerica ClearTrack 2040
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Laura Green, CFA*	0	$0	8	$304 million	21	$433 million
Jacqueline Kenney, CFA*	13	$2.41 billion	7	$497 million	6	$222 million
Thomas Picciochi	35	$8.31 billion	32	$5.08 billion	36	$675 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Laura Green, CFA*	0	$0	0	$0	1	$49 million
Jacqueline Kenney, CFA*	0	$0	0	$0	0	$0
Thomas Picciochi	0	$0	0	$0	1	$45 million
* As of June 30, 2021
Transamerica ClearTrack 2045
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Laura Green, CFA*	0	$0	8	$304 million	21	$433 million
Jacqueline Kenney, CFA*	13	$2.41 billion	7	$497 million	6	$222 million
Thomas Picciochi	35	$8.31 billion	32	$5.08 billion	36	$675 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Laura Green, CFA*	0	$0	0	$0	1	$49 million
Jacqueline Kenney, CFA*	0	$0	0	$0	0	$0
Thomas Picciochi	0	$0	0	$0	1	$45 million
B-2

* As of June 30, 2021
Transamerica ClearTrack 2050
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Laura Green, CFA*	0	$0	8	$304 million	21	$433 million
Jacqueline Kenney, CFA*	13	$2.41 billion	7	$497 million	6	$222 million
Thomas Picciochi	35	$8.31 billion	32	$5.08 billion	36	$675 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Laura Green, CFA*	0	$0	0	$0	1	$49 million
Jacqueline Kenney, CFA*	0	$0	0	$0	0	$0
Thomas Picciochi	0	$0	0	$0	1	$45 million
* As of June 30, 2021
Transamerica ClearTrack 2055
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Laura Green, CFA*	0	$0	8	$304 million	21	$433 million
Jacqueline Kenney, CFA*	13	$2.41 billion	7	$497 million	6	$222 million
Thomas Picciochi	35	$8.31 billion	32	$5.08 billion	36	$675 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Laura Green, CFA*	0	$0	0	$0	1	$49 million
Jacqueline Kenney, CFA*	0	$0	0	$0	0	$0
Thomas Picciochi	0	$0	0	$0	1	$45 million
* As of June 30, 2021
Transamerica ClearTrack 2060
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Laura Green, CFA*	0	$0	8	$304 million	21	$433 million
Jacqueline Kenney, CFA*	13	$2.41 billion	7	$497 million	6	$222 million
Thomas Picciochi	35	$8.31 billion	32	$5.08 billion	36	$675 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Laura Green, CFA*	0	$0	0	$0	1	$49 million
Jacqueline Kenney, CFA*	0	$0	0	$0	0	$0
Thomas Picciochi	0	$0	0	$0	1	$45 million
* As of June 30, 2021
Transamerica ClearTrack Retirement Income
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Laura Green, CFA*	0	$0	8	$304 million	21	$433 million
Jacqueline Kenney, CFA*	13	$2.41 billion	7	$497 million	6	$222 million
Thomas Picciochi	35	$8.31 billion	32	$5.08 billion	36	$675 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Laura Green, CFA*	0	$0	0	$0	1	$49 million
Jacqueline Kenney, CFA*	0	$0	0	$0	0	$0
B-3

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Thomas Picciochi	0	$0	0	$0	1	$45 million
* As of June 30, 2021
Conflicts of Interest
Potential Conflicts of Interest
Franklin Advisers maintains policies and procedures reasonably designed to detect and minimize potential conflicts of interest inherent in circumstances when a portfolio manager has day-to-day portfolio management responsibilities for multiple portfolios. Nevertheless, no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. These conflicts may be real, potential, or perceived; certain of these conflicts are described in detail below.
Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple funds and/or accounts, the investment opportunity may be allocated among these several funds or accounts, which may limit a client’s ability to take full advantage of the investment opportunity, due to liquidity constraints or other factors.
Franklin Advisers has adopted trade allocation procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts. Nevertheless, investment opportunities may be allocated differently among client accounts due to the particular characteristics of an account, such as the size of the account, cash position, investment guidelines and restrictions or its sector/country/region exposure or other risk controls, or market restrictions.
Similar Investment Strategies. Franklin Advisers and its portfolio management team may manage multiple portfolios with similar investment strategies. Investment decisions for each portfolio are generally made based on each portfolio’s investment objectives and guidelines, cash availability, and current holdings. Purchases or sales of securities for the portfolios may be appropriate for other portfolios with like objectives and may be bought or sold in different amounts and at different times in multiple portfolios. In these cases, transactions are allocated to portfolios in a manner believed fair and equitable across client account portfolios by Franklin Advisers methodology. Purchase and sale orders for a portfolio may be combined with those of other portfolios in the interest of achieving the most favorable net results for all clients.
Different Investment Strategies. Franklin Advisers may manage long-short strategies alongside long-only strategies. As such, the potential exists for short sales of securities in certain portfolios while the same security is held long in one or more other portfolios. In an attempt to mitigate the inherent risks of simultaneous management of long-short and long-only strategies, Franklin Advisers has established and implemented procedures to promote fair and equitable treatment of all portfolios. The procedures include monitoring and surveillance, supervisory reviews, and compliance oversight of short sale activity.
Differences in Financial Incentives. A conflict of interest may arise where the financial or other benefits available to a portfolio manager or an investment adviser differ among the funds and/or accounts under management. For example, when the structure of an investment adviser’s management fee differs among the funds and/or accounts under its management (such as where certain funds or accounts pay higher management fees or performance-based management fees), a portfolio manager might be motivated to favor certain funds and/or accounts over others. Performance-based fees could also create an incentive for an investment adviser to make investments that are riskier or more speculative. In addition, a portfolio manager might be motivated to favor funds and/or accounts in which he or she or the investment adviser and/or its affiliates have a financial interest. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record in a particular investment strategy or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.
In multi-asset strategies where Franklin Advisers is responsible for asset allocation and has the discretionary authority to direct assets to funds or accounts managed by Franklin Advisers, affiliated managers and/or unaffiliated managers, Franklin Advisers may have financial or other incentives to advise that client assets be directed to funds or accounts managed by Franklin Advisers instead of funds or accounts managed by affiliated managers or unaffiliated managers, or to advise that client assets be directed to funds or accounts managed by affiliated managers instead of unaffiliated managers.
Franklin Advisers has established and implemented various policies and procedures to promote fair and equitable treatment and to manage these and other potential conflicts that may arise from differences in financial incentives. For example, in regard to the management of portfolios with performance-based fees, performance in portfolios with like strategies is regularly reviewed by management. In regard to conflicts associated with fund/manager selection, Franklin Advisers employs an asset allocation process that is primarily quantitative, and certain investment decisions that could be deemed to result in conflicts of interest (e.g., initial allocations or substantial increases in allocations to funds or accounts managed by Franklin Advisers) are subject to review and pre-approval by certain management and compliance personnel.
B-4

Personal Holdings and Transactions. Investment professionals employed by Franklin Advisers may manage personal accounts in which they have a fiduciary interest with holdings similar to those of client accounts. Franklin Advisers also allows its employees to trade in securities that it recommends to advisory clients. Franklin Advisers purchasing, holding or selling the same or similar securities for client account portfolios and the actions taken by such individuals on a personal basis may differ from, or be inconsistent with, the nature and timing of advice or actions taken by Franklin Advisers for its client accounts. Franklin Advisers and its employees may also invest in mutual funds and other pooled investment vehicles that are managed by Franklin Advisers. This may result in a potential conflict of interest since Franklin Advisers’ employees have knowledge of such funds’ investment holdings, which is non-public information. Franklin Advisers has implemented a Code of Ethics which is designed to address and mitigate the possibility that these professionals could place their own interests ahead of those of clients. The Code of Ethics addresses this potential conflict of interest by imposing pre-clearance and reporting requirements, blackout periods, supervisory oversight, and other measures designed to reduce conflict.
Portfolio Manager Compensation
Compensation for all investment professionals includes a combination of base salary and annual discretionary bonus as well as a generous benefits package made available to all employees on a non-discretionary basis. Specifically, the compensation package includes:
•
Competitive base salaries;
•
Individual discretionary bonuses based on the investment professional’s added value to the products for which they are responsible. Bonuses are not directly tied to peer group and/or relative performance to any benchmark. The qualitative analysis of a portfolio manager’s individual performance is based on, among other things, the results of an annual management and internal peer review process, and management’s assessment of a portfolio manager contributions to the investment team, the investment process and overall performance (distinct from fund and other account performance). Other factors taken into consideration include the individual’s contributions to model and investment process research, risk management, client service and new business development; and
•
Corporate profit sharing.
Certain investment professionals may also have longer-term incentive packages that are tied to the success of the organization.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s).
B-5

Appendix C – Securities Lending Activities
(for the fiscal year ended October 31, 2020)
Transamerica ClearTrack 2015
Gross income from securities lending activities (including income from cash collateral reinvestment)	$21,603.38
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$966.69
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$799.89
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$11,130.80
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$12,897.38
Net income from securities lending activities	$8,706.00

Transamerica ClearTrack 2020
Gross income from securities lending activities (including income from cash collateral reinvestment)	$22,338.79
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$864.91
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$706.61
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$12,960.27
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$14,531.79
Net income from securities lending activities	$7,807.00

Transamerica ClearTrack 2025
Gross income from securities lending activities (including income from cash collateral reinvestment)	$29,760.78
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$1,021.48
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$920.54
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$18,606.76
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$20,548.78
Net income from securities lending activities	$9,212.00

Transamerica ClearTrack 2030
Gross income from securities lending activities (including income from cash collateral reinvestment)	$28,434.61
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$1,226.63
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,055.30
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$15,092.68
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$17,374.61
Net income from securities lending activities	$11,060.00
C-1

Transamerica ClearTrack 2035
Gross income from securities lending activities (including income from cash collateral reinvestment)	$28,425.00
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$1,148.56
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,115.11
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$15,811.33
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$18,075.00
Net income from securities lending activities	$10,350.00

Transamerica ClearTrack 2040
Gross income from securities lending activities (including income from cash collateral reinvestment)	$30,128.51
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$1,250.45
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,097.72
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$16,515.34
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$18,863.51
Net income from securities lending activities	$11,265.00

Transamerica ClearTrack 2045
Gross income from securities lending activities (including income from cash collateral reinvestment)	$23,465.63
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$1,048.62
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$877.37
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$12,085.64
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$14,011.63
Net income from securities lending activities	$9,454.00

Transamerica ClearTrack 2050
Gross income from securities lending activities (including income from cash collateral reinvestment)	$21,901.79
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$992.93
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$808.15
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$11,150.71
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$12,951.79
Net income from securities lending activities	$8,950.00
C-2

Transamerica ClearTrack 2055
Gross income from securities lending activities (including income from cash collateral reinvestment)	$902.43
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$36.11
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$27.72
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$498.60
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$562.43
Net income from securities lending activities	$340.00

Transamerica ClearTrack 2060
Gross income from securities lending activities (including income from cash collateral reinvestment)	$927.70
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$39.47
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$27.91
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$494.32
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$561.70
Net income from securities lending activities	$366.00

Transamerica ClearTrack Retirement Income
Gross income from securities lending activities (including income from cash collateral reinvestment)	$32,038.16
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$1,599.01
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,179.18
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$14,865.97
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$17,644.16
Net income from securities lending activities	$14,394.00
C-3

Transamerica Funds
Statement of Additional Information
March 1, 2021, as amended and restated on September 24, 2021
Fund	Class R Ticker	Class R4 Ticker	Class I3 Ticker
Transamerica Asset Allocation Intermediate Horizon	TAARX	TAAFX	-
Transamerica Asset Allocation Long Horizon	TALRX	TALFX	-
Transamerica Asset Allocation Short Horizon	TSHRX	TSHFX	-
Transamerica Balanced II	TBLRX	TBLFX	TBLTX
Transamerica Emerging Markets Opportunities	TEORX	TEOPX	-
Transamerica Government Money Market[1]	-	TFGXX	TGTXX
Transamerica High Quality Bond	TBDRX	TBDFX	TBDTX
Transamerica High Yield Bond	TAHRX	TAHFX	TAHTX
Transamerica High Yield ESG	TANKX	TAYNX	-
Transamerica Inflation-Protected Securities	TPRRX	TPRFX	TPRTX
Transamerica Intermediate Bond	TMBRX	TMBFX	TMBTX
Transamerica International Equity	TRWRX	TRWFX	TRWTX
Transamerica International Growth	TIGSX	TIGFX	-
Transamerica Large Core	TLARX	TLAFX	TLATX
Transamerica Large Growth	TGWRX	TGWFX	TGWTX
Transamerica Large Value Opportunities	TLORX	TLOFX	TLOTX
Transamerica Mid Cap Growth	TMIRX	TMIFX	TMITX
Transamerica Mid Cap Value Opportunities	TOTRX	TOTFX	TOTTX
Transamerica Small Cap Growth	TSPRX	TSPFX	TSPTX
Transamerica Small Cap Value	TRSLX	TSLFX	TSLTX
Transamerica Sustainable Bond	TAUKX	TAZOX	-
1Class R2: TGRXX
Each of the funds listed above is a series of Transamerica Funds. Each fund with “–” listed for a share class above indicates that share class is not currently offered by the fund.
This Statement of Additional Information (“SAI”) is not a prospectus, and should be read in conjunction with the funds’ prospectuses dated March 1, 2021, as they may be supplemented or revised from time to time.
This SAI is incorporated by reference in its entirety into the prospectus. The prospectus and this SAI may be obtained free of charge by writing or calling the funds at the below address or toll-free telephone number. This SAI sets forth information that may be of interest to shareholders, but that is not necessarily included in the prospectus. Additional information about the funds’ investments is available in the funds’ Annual and Semi-Annual Reports to shareholders, which may be obtained free of charge by writing or calling the funds at the below address or telephone number.
The Annual Reports contain financial statements that are incorporated herein by reference.

Investment Manager: Transamerica Asset Management, Inc.
1801 California Street, Suite 5200
Denver, CO 80202
Customer Service (888) 233-4339 (toll free)

General Description of the Trust and the Funds
Transamerica Funds (the “Trust”) is an open-end management investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Trust are currently divided into separate series (each a “fund” or together, the “funds”) described herein. Each fund offers one or more classes. The Trust may create additional series and classes from time to time.
The Trust was organized as a Delaware statutory trust on February 25, 2005. Prior to March 1, 2008, the Trust’s name was Transamerica IDEX Mutual Funds. The Trust is the successor to a Massachusetts business trust named Transamerica IDEX Mutual Funds.
Each fund is classified as diversified under the 1940 Act.
Transamerica Asset Management, Inc. (“TAM” or the “Investment Manager”) is the investment manager for each fund.
During the last five years, the names of certain funds have changed as follows:
Fund Name	Fund Name History
Transamerica Asset Allocation Intermediate Horizon	N/A
Transamerica Asset Allocation Long Horizon	N/A
Transamerica Asset Allocation Short Horizon	N/A
Transamerica Balanced II	N/A
Transamerica Emerging Markets Opportunities[1]	N/A
Transamerica Government Money Market	Transamerica Money Market was renamed Transamerica Government Money Market on May 1, 2016.
Transamerica High Quality Bond	N/A
Transamerica High Yield Bond	N/A
Transamerica High Yield ESG[2]	N/A
Transamerica Inflation-Protected Securities	N/A
Transamerica Intermediate Bond	N/A
Transamerica International Equity	N/A
Transamerica International Growth	Transamerica International Equity Opportunities was renamed Transamerica International Growth on March 1, 2018.
Transamerica Large Core	N/A
Transamerica Large Growth	N/A
Transamerica Large Value Opportunities	N/A
Transamerica Mid Cap Growth	N/A
Transamerica Mid Cap Value Opportunities	N/A
Transamerica Small Cap Growth	N/A
Transamerica Small Cap Value	N/A
Transamerica Sustainable Bond[2]	N/A
The footnote references below are intended for use as relevant to each applicable table included in this SAI:
1
Transamerica Emerging Markets Opportunities commenced operations on December 19, 2019, and as such, there is no historical information for the fund for fiscal years ended prior to that date.
2
Transamerica High Yield ESG and Transamerica Sustainable Bond commenced operations on July 31, 2020, and as such, there is no historical information for the funds for fiscal years ended prior to that date.
Investment Objectives, Policies, Practices and Associated Risk Factors
The investment objective of each fund and the strategies each fund employs to achieve its objective are described in each fund’s prospectus. There can be no assurance that a fund will achieve its objective.
As indicated in each prospectus in the sections entitled “More on Each Fund’s Strategies and Investments” and “Features and Policies - Additional Information,” each fund’s investment objective and, unless otherwise noted in the prospectus or in this SAI, its investment policies and techniques may be changed by the funds’ Board of Trustees (the “Board”) without approval of shareholders. A change in the investment objective or policies of a fund may result in the fund having an investment objective or policies different from those which a shareholder deemed appropriate at the time of investment.
Investment Policies
Fundamental Investment Policies
Fundamental investment policies of each fund may not be changed without the vote of a majority of the outstanding voting securities of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting securities of the fund present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the fund.
2

Each fund has adopted the following fundamental policies:
1. Borrowing
The fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.
2. Underwriting Securities
The fund may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.
3. Making Loans
The fund may make loans only as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
4. Senior Securities
The fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.
5. Real Estate
The fund may not purchase or sell real estate except as permitted by the 1940 Act.
6. Commodities
The fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted from time to time under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.
7. Concentration of Investments
The fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry, as the relevant terms are used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.
Solely for purposes of the above fundamental investment policies, the “1940 Act” shall mean the Investment Company Act of 1940 and the rules and regulations thereunder, all as amended from time to time, or other successor law governing the regulation of investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (the “SEC”), SEC staff or other authority, or exemptive or other relief or permission from the SEC, SEC staff or other authority.
Additional Information about Fundamental Investment Policies
The following provides additional information about each fund’s fundamental investment policies. This information does not form part of the funds’ fundamental investment policies.
With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes (the fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.
With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.
With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets. Each fund will be permitted by this policy to make loans of money, including to other funds, portfolio securities or other assets. Each fund has obtained exemptive relief from the SEC to make short term loans to other Transamerica funds through a credit facility in order to satisfy redemption requests or to
3

cover unanticipated cash shortfalls; as discussed below under “Additional Information - Interfund Lending”. The conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending, however no lending activity is without risk.
With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging.
With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in real estate are considered illiquid, rules under the 1940 Act generally limit a fund’s purchases of illiquid investments to 15% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, mortgage-backed securities (“MBS”) instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. In addition, owners of real estate may be subject to various liabilities, including environmental liabilities.
With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, rules under the 1940 Act generally limit a fund’s purchases of illiquid investments to 15% of net assets.
With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions (excluding private activity municipal securities backed principally by non-governmental issuers); and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers based solely on their domicile in a single jurisdiction or country as an issuer’s domicile will not be considered an industry for purposes of the policy. A type of investment (e.g., equity securities, fixed income securities, investment companies, etc.) will not be considered to be an industry under the policy. The policy also will be interpreted to give broad authority to a fund as to how to reasonably classify issuers within or among industries. For purposes of determining compliance with its concentration policy, each fund will consider the holdings of any underlying Transamerica-sponsored mutual funds and exchange-traded funds in which the fund invests. The funds intend to comply with the SEC staff’s view that securities issued by a foreign government constitute a single industry for purposes of calculating applicable limits on concentration.
The funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC, its staff and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the practice will be considered to be permitted if either the 1940 Act permits the practice or the 1940 Act does not prohibit the practice.
Except for the fundamental policy on borrowing set forth in (1) above, if any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of such restriction.
The investment practices described above involve risks. Please see your fund’s prospectus(es) and this SAI for a description of certain of these risks.
Non-Fundamental Policies
The funds have adopted the following non-fundamental policies, which may be changed by the Board of the Trust without shareholder approval.
1.
Illiquid investments (all funds)
No fund may purchase any investment if, as a result, more than 15% of its net assets (5% of total assets with respect to Transamerica Government Money Market) would be invested in illiquid investments.
2.
Purchasing securities on margin (all funds)
4

No fund may purchase securities on margin except to obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts and other derivative instruments shall not constitute purchasing securities on margin.
3.
Underlying funds in funds-of-funds investment limitation (applicable funds: all funds except Transamerica Asset Allocation Intermediate Horizon, Transamerica Asset Allocation Long Horizon and Transamerica Asset Allocation Short Horizon)
No fund may acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on the provisions of Section 12(d)(1)(F) or Section 12(d)(1)(G) of the Investment Company Act of 1940, as amended. This policy does not prevent a fund from investing in securities of registered open-end investment companies or registered unit investment trusts in reliance on any other provision of applicable law or regulation.
Additional Information Regarding Investment Practices
Each fund’s principal investment strategies are set forth in its prospectus. This section further explains policies and strategies utilized by the funds.
Please refer to each fund’s prospectus and investment restrictions for the policies and strategies pertinent to a particular fund.
Unless otherwise indicated, all limitations applicable to fund investments (as stated in the prospectus and elsewhere in this SAI) apply only at the time a transaction is entered into. If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation. There is no limit on the ability of a fund to make any type of investment or to invest in any type of security, except as expressly stated in the prospectus(es) or in this SAI or as imposed by law. Derivative instruments are taken into account when determining compliance with a fund's 80% policy and any other investment limitations expressed as a percentage of assets.
Recent Market Events
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a fund’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including a fund’s securities.
The COVID-19 pandemic has caused substantial market disruption and dislocation around the world, including in the United States. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the United States. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of a fund’s investments, impair a fund’s ability to satisfy redemption requests, and negatively impact a fund’s performance.
Europe: A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences.
5

Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. On January 31, 2020, the United Kingdom withdrew from the European Union, commonly referred to as “Brexit.” Following a transition period, the United Kingdom’s post-Brexit trade agreement with the European Union passed into law in December 2020 and went into effect on January 1, 2021. There is significant market uncertainty regarding Brexit’s ramifications. The range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known but could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. The United Kingdom has one of the largest economies in Europe and is a major trading partner with the other European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, as well as a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European economies but also the broader global economy could be significant. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. The Ukraine has experienced ongoing military conflict; this conflict may expand and military conflicts could potentially occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund’s investments.
Debt Securities and Fixed-Income Investing
Debt securities include securities such as corporate bonds and debentures; commercial paper; trust preferreds, debt securities issued by the U.S. government, its agencies and instrumentalities; or foreign governments; asset-backed securities; collateralized-mortgage obligations (“CMOs”); zero coupon bonds; floating rate, inverse floating rate and index obligations; “strips”; structured notes; and pay-in-kind and step securities.
Fixed-income investing is the purchase of a debt security that maintains a level of income that does not change, at least for some period of time. When a debt security is purchased, the fund owns “debt” and becomes a creditor to the company or government.
Consistent with each fund's investment policies, a fund may invest in debt securities, which may be referred to as fixed income instruments. These may include securities issued by the U.S. government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Consistent with its investment policies, a fund may invest in derivatives based on fixed income instruments.
Generally, a fund uses the terms “debt security,” “bond,” “fixed income instrument” and “fixed income security” interchangeably, and these terms are interpreted broadly by the funds and include instruments that are intended to provide one or more of the characteristics of a direct investment in one or more debt securities. As new debt securities are developed, the funds may invest in those securities as well.
Maturity and Duration: The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due. For simple fixed income securities, duration indicates the average time at which the security’s cash flows are to be received. For simple fixed income securities with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon bullet bond with a maturity of 3.5 years will have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the closer its duration will be to its final maturity; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration will be compared to its final maturity. The determination of duration becomes more complex when fixed income securities with features like floating coupon payments, optionality, prepayments, and structuring are evaluated. There are differing methodologies for computing effective duration prevailing in the industry. As a result, different investors may estimate duration differently.
Debt and fixed-income securities share three principal risks. First, the level of interest income generated by a fund’s fixed income investments may decline due to a decrease in market interest rates. If rates decline, when a fund’s fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Second, the values of fixed income securities fluctuate with changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a fund’s fixed income investments. Conversely, during periods of rising interest rates, the value of a fund’s fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater when a fund’s duration or average maturity is longer. Third, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay.
Mortgage-Backed Securities
6

Mortgage-backed securities may be issued or guaranteed by the U.S. government, its agencies or instrumentalities, or private issuers such as banks, insurance companies, and savings and loans. Some of these securities, such as Government National Mortgage Association (“GNMA”) certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federated National Mortgage Association (“Fannie Mae”) certificates, are not. The U.S. government has provided recent financial support to Fannie Mae and Freddie Mac, but there can be no assurance that it will support these or other government-sponsored entities in the future.
Mortgage-backed securities represent interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the fund. These securities are often subject to more rapid repayment than their stated maturity dates would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than with traditional fixed-income securities. During periods of declining interest rates, prepayments can be expected to accelerate which will shorten these securities’ weighted average life and may lower their return. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the weighted average life of these securities which generally would cause their values to fluctuate more widely in response to changes in interest rates.
The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the federal agency or private institution that issued or guarantees them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.
Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to a fund’s industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. In the case of privately issued mortgage-related securities, the funds may take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries.
As noted above, there are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the U.S. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the U.S. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Mac is a corporate instrumentality of the U.S., created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the U.S. or by any Federal Home Loan Banks and do not constitute a debt or obligation of the U.S. or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.
CMOs, which are debt obligations collateralized by mortgage loans or mortgage pass-through securities, provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes. In many cases, CMOs are issued or guaranteed by the U.S. government or its agencies or instrumentalities or may be collateralized by a fund of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality. Certain CMOs in which a fund may invest are not guaranteed by the U.S. government or its agencies or instrumentalities.
Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage
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assets, and a rapid rate of principal payments may have a material adverse effect on a fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.
The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, a fund could experience losses in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. If mortgage-backed securities or asset-backed securities are bought at a discount, however, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income.
Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicle in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “over-collateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. A fund may also buy mortgage-backed securities without insurance or guarantees.
If a fund purchases subordinated mortgage-backed securities, the payments of principal and interest on the fund’s subordinated securities generally will be made only after payments are made to the holders of securities senior to the fund’s securities. Therefore, if there are defaults on the underlying mortgage loans, a fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a fund may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had, in many cases, higher default rates than those loans that meet government underwriting requirements.
The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.
The funds may invest in mortgage-related securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and by private issuers entities, provided, however, that to the extent that a fund purchases mortgage-related securities from such issuers which may, solely for purposes of the 1940 Act, be deemed to be investment companies, the fund’s investment in such securities will be subject to the limitations on its investment in investment company securities.
Asset-Backed Securities
Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties.
Asset-backed securities have many of the same characteristics and risks as the mortgage-backed securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.
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Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) which may be affiliated or unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.
Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements. Other types of asset-backed securities include those that represent interest in pools of corporate bonds (such as collateralized bond obligations or “CBOs”), bank loans (such as collateralized loan obligations or “CLOs”) and other debt obligations (such as collateralized debt obligations or “CDOs”).
Asset-backed security values may also be affected by factors such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement and the exhaustion of any credit enhancement. The risks of investing in asset-backed securities depend upon payment of the underlying loans by the individual borrowers (i.e., the backing asset). In its capacity as purchaser of an asset-backed security, a fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may experience delays in payments or losses if the full amounts due on underlying assets are not realized. Asset-backed securities may also present certain additional risks related to the particular type of collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Asset-backed securities are also subject to prepayment risk, which may shorten the weighted average life of such securities and may lower their return. In addition, asset backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.
Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other securities, which could result in possible losses to a fund. In addition, the secondary market for asset-backed securities may not be as liquid as the market for other securities which may result in a fund’s experiencing difficulty in selling or valuing asset-backed securities.
Corporate Debt Securities
Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Lower-grade bonds, whether rated or unrated, usually offer higher interest income, but also carry increased risk of default. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. In addition, they may carry other features, such as those described under “Convertible Securities” and “Variable or Floating Rate Securities,” or have special features such as the right of the holder to shorten or lengthen the maturity of a given debt instrument, rights to purchase additional securities, rights to elect from among two or more currencies in which to receive interest or principal payments, or provisions permitting the holder to participate in earnings of the issuer or to participate in the value of some specified commodity, financial index, or other measure of value.
Commercial Paper
Commercial paper refers to short-term unsecured promissory notes issued by commercial and industrial corporations to finance their current operations. Commercial paper may be issued at a discount and redeemed at par, or issued at par with interest added at maturity. The interest or discount rate depends on general interest rates, the credit standing of the issuer, and the maturity of the note, and generally moves in tandem with rates on large CDs and Treasury bills. An established secondary market exists for commercial paper, particularly that of stronger issuers which are rated by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Rating Group (“S&P”). Investments in commercial paper are subject to the risks that general interest rates will rise, that the credit standing or rating of the issuer will fall, or that the secondary market in the issuer’s notes will become too limited to permit their liquidation at a reasonable price.
Commercial paper includes asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However, there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.
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Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral, and a fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.
Bank Obligations
Bank obligations include dollar-denominated CDs, time deposits and bankers’ acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. CDs are short-term, unsecured, negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banks for specified periods of time at stated interest rates. Bankers’ acceptances are negotiable time drafts drawn on commercial banks usually in connection with international transactions.
Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (“FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state institutions are insured by the FDIC (although such insurance may not be of material benefit to a fund, depending upon the principal amount of obligations of each held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic banks are, among other things, generally required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.
Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.
Obligations of domestic branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by state and federal regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (i) pledge to the regulator, by depositing assets with a designated bank within the state; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.
The funds have established certain minimum credit quality standards for bank obligations in which they invest.
Bank Capital Securities: Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.
Collateralized Debt Obligations
Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high-risk, below-investment-grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. CDOs may charge management fees and administrative expenses, which are in addition to those of a fund.
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For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a fund as illiquid investments. However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the risks typically associated with fixed income securities discussed elsewhere in this SAI and a fund’s prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the collateral may decline in value or default; (iii) a fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.
Zero Coupon, Step Coupon, Deferred Payment, Stripped and Pay-In-Kind Securities
Zero coupon bonds are issued and traded at a discount from their face values. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are issued and trade at a discount from their face values and pay coupon interest. The coupon rate typically is low for an initial period and then increases to a higher coupon rate thereafter. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Stripped securities are securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. Pay-in-kind securities may pay all or a portion of their interest or dividends in the form of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities.
Federal income tax law requires holders of zero coupon, step coupon and deferred payment securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even if prior to the receipt of the corresponding cash payment. In order to avoid a fund-level tax, a fund must distribute each year substantially all of its taxable income, including original issue discount accrued on zero coupon, step coupon or deferred payment securities. Because a fund may not receive full or even any cash payments on a current basis in respect of accrued original-issue discount on zero coupon, step coupon or deferred payment securities, in some years a fund may have to distribute cash obtained from other sources in order to satisfy those distribution requirements. A fund might obtain such cash from selling other fund holdings. These actions may reduce the assets to which a fund’s expenses could be allocated and may reduce the rate of return for the fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the fund to sell the securities at the time.
Generally, the market prices of zero coupon, step coupon, deferred payment, stripped and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Investments in zero coupon and step coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.
Repurchase Agreements
In a repurchase agreement, a fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon incremental amount which typically is unrelated to the coupon rate or maturity of the purchased security and represents compensation to the seller for use of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed-upon resale price and marked-to-market daily) of the underlying security or collateral. All repurchase agreements entered into by a fund are fully collateralized at all times during the period of the agreement.
Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. Repurchase agreements involve risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.
A fund may, together with other registered investment companies managed by the fund’s sub-adviser or its affiliates, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements, including tri-party subcustody repurchase arrangements.
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Convertible Securities
Convertible securities are fixed income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.
As fixed income securities, convertible securities provide for a stream of income. The yields on convertible securities generally are higher than those of common stocks. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, a convertible security offers the potential for capital appreciation through the conversion feature, enabling the holder to benefit from increases in the market price of the underlying common stock.
Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.
DECS (“Dividend Enhanced Convertible Stock,” or “Debt Exchangeable for Common Stock” when-issued as a debt security) offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common stock at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common stock up to the first call price. They are effectively capped at that point unless the common stock rises above a second price point, at which time they participate with unlimited upside potential.
PERCS (“Preferred Equity Redeemable Stock,” convert into an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity) offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common stock falls, while the cap price limits gains when the common stock rises.
In evaluating investment in a convertible security, primary emphasis will be given to the attractiveness of the underlying common stock. The convertible debt securities in which a fund may invest are subject to the same rating criteria as the fund’s investment in non-convertible debt securities.
Unlike a convertible security which is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred shares with common stocks, warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or on NASDAQ. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by a fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.
A fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody’s or B- by Fitch, Inc., or, if not rated by S&P, Moody’s or Fitch, are of equivalent investment quality as determined by the sub-adviser.
High Yield Securities
Debt securities rated below investment grade (lower than Baa as determined by Moody’s, lower than BBB as determined by S&P or Fitch, Inc.) or, if unrated, determined to be below investment grade by a fund’s sub-adviser, are commonly referred to as “lower grade debt securities” or “junk bonds.” Generally, such securities offer a higher current yield than is offered by higher rated securities, but also are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. Lower grade debt securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a fund to purchase and may also have the effect of limiting the ability of a fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.
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Lower rated debt securities also present risks based on payment expectations. If an issuer calls the obligation for redemption, a fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by a fund may decline more than a fund consisting of higher rated securities. If a fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the fund and increasing the exposure of the fund to the risks of lower rated securities.
Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. Neither event will require sale of these securities by a fund, but a sub-adviser will consider the event in determining whether the fund should continue to hold the security.
Except for certain funds, a fund’s investments in convertible debt securities and other high-yield, non-convertible debt securities rated below investment grade will comprise less than 35% of the fund’s net assets. Debt securities rated below the four highest categories are not considered “investment-grade” obligations.
Distressed Debt Securities
Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a fund or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of a sub-adviser of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high-yield securities are heightened by investing in distressed debt securities.
A fund will generally make such investments only when the fund’s sub-adviser believes it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the fund will receive new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a fund makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the fund will receive any interest payments on the distressed debt securities, the fund will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the fund may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to the distressed debt securities held by a fund, there can be no assurance that the securities or other assets received by the fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the fund may be restricted from disposing of such securities.
Defaulted Securities
Defaulted securities are debt securities on which the issuer is not currently making interest payments. Generally, a fund will invest in defaulted securities only when its sub-adviser believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments, that the securities offer an unusual opportunity for capital appreciation or that other advantageous developments appear likely in the future. Notwithstanding a sub-adviser’s belief as to the resumption of income payments, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:
Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial, or at times even total, losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.
A fund will limit holdings of any such securities to amounts that its sub-adviser (if applicable) believes could be readily sold, and its holdings of such securities would, in any event, be limited so as not to limit the fund’s ability to readily dispose of securities to meet redemptions.
Structured Notes and Related Instruments
“Structured” notes and other related instruments are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms is available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier
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involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.
U.S. Government Securities
U.S. Government obligations generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. Examples of the types of U.S. government securities that a fund may hold include the Federal Housing Administration, Small Business Administration, General Services Administration, Federal Farm Credit Banks, Federal Intermediate Credit Banks, and Maritime Administration. U.S. government securities may be supported by the full faith and credit of the U.S. government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. government to purchase the agency’s obligations (such as securities of Fannie Mae); or only by the credit of the issuing agency.
Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Administration; and Fannie Mae.
Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the U.S., a fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.
On August 5, 2011, S&P lowered the long-term sovereign credit rating assigned to the U.S. to AA+ with a negative outlook. On June 10, 2013, S&P revised the negative outlook to a stable outlook. The long-term impact of the downgrade or the impact of any potential future downgrades are unknown and could negatively impact the funds.
Variable and Floating Rate Securities
Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.
The interest rate on a floating rate debt instrument (a “floater”) is a variable rate which is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters may provide a fund with a certain degree of protection against rising interest rates, although a fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.
The interest rate on an inverse floating rate debt instrument (an “inverse floater”) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.
A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.
Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that a fund is not entitled to exercise its demand rights, and a fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time a fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.
Variable rate master demand notes are unsecured commercial paper instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Because variable rate master demand notes are direct lending arrangements between a fund and the issuer, they are not normally traded.
Although no active secondary market may exist for these notes, a fund may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy a sub-adviser that the ratings are within the two highest ratings of commercial paper.
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In addition, when purchasing variable rate master demand notes, a sub-adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand.
In the event an issuer of a variable rate master demand note defaulted on its payment obligations, a fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.
Municipal Securities
Municipal securities generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other related investments. A shareholder in a fund will generally exclude from gross income its allocable share of the interest the fund receives on municipal securities.
Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.
The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds (described below) which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.
Private Activity Bonds: Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.
Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal alternative minimum tax (“AMT”). Bonds issued in 2009 and 2010 generally are not treated as private activity bonds, and interest earned on such bonds generally is not treated as a tax preference item. Non-corporate investors may be subject to a federal AMT to the extent that the fund derives interest from private activity bonds.
Industrial Development Bonds: Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the federal AMT.
Municipal Notes: Municipal notes are short-term debt obligations issued by municipalities which normally have a maturity at the time of issuance of six months to three years. Such notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are normally obligations of the issuing municipality or agency.
Municipal Commercial Paper: Municipal commercial paper is short-term debt obligations issued by municipalities. Although done so infrequently, municipal commercial paper may be issued at a discount (sometimes referred to as Short-Term Discount Notes). These obligations are issued to meet seasonal working capital needs of a municipality or interim construction financing and are paid from a municipality's general revenues or refinanced with long-term debt. Although the availability of municipal commercial paper has been limited, from time to time the amounts of such debt obligations offered have increased, and this increase may continue.
Participation Interests: A participation interest in municipal obligations (such as private activity bonds and municipal lease obligations) gives a fund an undivided interest in the municipal obligation in the proportion that the fund’s participation interest bears to the total principal
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amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. A fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the fund’s participation in the security, plus accrued interest. Purchase of a participation interest may involve the risk that a fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.
Variable Rate Obligations: The interest rate payable on a variable rate municipal obligation is adjusted either at predetermined periodic intervals or whenever there is a change in the market rate of interest upon which the interest rate payable is based. A variable rate obligation may include a demand feature pursuant to which a fund would have the right to demand prepayment of the principal amount of the obligation prior to its stated maturity. The issuer of the variable rate obligation may retain the right to prepay the principal amount prior to maturity.
Municipal Lease Obligations: Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. A fund may purchase these obligations directly, or they may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations; and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain “non-appropriation” clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to “non-appropriation” risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default.
Residual Interest Bonds: Residual Interest Bonds (sometimes referred to as inverse floaters) (“RIBs”) are created by brokers by depositing a Municipal Bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days, while the RIB holder receives the balance of the income from the underlying Municipal Bond less an auction fee. Therefore, rising short-term interest rates result in lower income for the RIB, and vice versa. An investment in RIBs typically will involve greater risk than an investment in a fixed rate bond. RIBs have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBs have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to a fund when short-term interest rates rise, and increase the interest paid to a fund when short-term interest rates fall. RIBs have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. RIBs can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable.
Tax-Exempt Commercial Paper: Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.
Custodial Receipts and Certificates: Custodial receipts or certificates underwritten by securities dealers or banks evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, a fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, a fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.
Stand-By Commitments: Under a stand-by commitment a dealer agrees to purchase, at the fund’s option, specified municipal obligations held by the fund at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The fund will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the fund.
Tender Option Bonds: A tender option bond is a municipal bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with
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the agreement of a third party, such as a financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the institution generally receives periodic fees equal to the difference between the municipal bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par. Thus, after payment of this fee, the security holder would effectively hold a demand obligation that bears interest at the prevailing short-term tax-exempt rate.
Loan Participations and Assignments
Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A fund may participate in such syndications, or can buy part of a loan, becoming a lender. A fund’s investment in a loan participation typically will result in the fund having a contractual relationship only with the lender and not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing a participation, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Some loans may be secured in whole or in part by assets or other collateral. In other cases, loans may be unsecured or may become undersecured by declines in the value of assets or other collateral securing such loan.
When a fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.
Certain of the participations or assignments acquired by a fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. A fund may acquire loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including loans of borrowers that have filed for bankruptcy protection. Although loans in which a fund may invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan.
Because there is no liquid market for commercial loans, the funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a fund’s ability to dispose of particular assignments or participations when necessary to meet redemptions of fund shares, to meet the fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market also may make it more difficult for a fund to assign a value to those securities for purposes of valuing the fund’s investments and calculating its net asset value.
Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a fund. For example, if a loan is foreclosed, a fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a fund relies on its sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.
Subordinated Securities
Subordinated securities are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are determined by a fund’s sub-adviser to be of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.
Participation Interests
A participation interest gives a fund an undivided interest in the security in the proportion that the fund’s participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. government securities, or, in the case of unrated participation interests, the fund’s sub-adviser must have determined that the instrument is of comparable quality to those instruments in which the fund may invest. For certain participation interests, a fund will
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have the right to demand payment, on not more than seven days’ notice, for all or any part of the fund’s participation interest in the security, plus accrued interest. As to these instruments, a fund intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment fund.
Unsecured Promissory Notes
A fund also may purchase unsecured promissory notes which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the fund’s investment objective.
Guaranteed Investment Contracts
A fund may invest in guaranteed investment contracts (“GICs”) issued by insurance companies. Pursuant to such contracts, a fund makes cash contributions to a deposit portfolio of the insurance company’s general account. The insurance company then credits to the portfolio guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit portfolio. Because a fund may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.
Credit-Linked Securities
Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a fund may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a fund would receive as an investor in the trust. A fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.
Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the funds’ investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Event-Linked Bonds
A fund may invest a portion of its net assets in “event-linked bonds,” which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose a fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, liquidity risk, and adverse tax consequences.
Certain funds may invest up to 5% of their net assets in “event-linked bonds”.
Equity Securities and Related Investments
Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by a fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by a fund.
Holders of equity securities are not creditors of the issuer. As such, if an issuer liquidates, holders of equity securities are entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.
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There may be little trading in the secondary market for particular equity securities, which may adversely affect a fund’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.
Common Stocks: Common stocks are the most prevalent type of equity security. Common stockholders receive the residual value of the issuer’s earnings and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.
Preferred Stocks: A fund may purchase preferred stock. Preferred stock pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer’s assets but is junior to the debt securities of the issuer in those same respects. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.
The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.
Investments in Initial Public Offerings: A fund may invest in initial public offerings of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of a fund’s investment performance. A fund cannot assure that investments in initial public offerings will continue to be available to the fund or, if available, will result in positive investment performance. In addition, as a fund’s portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the fund is likely to decrease.
Warrants and Rights
A fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a given number of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. The purchaser of a warrant expects the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. Of course, because the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and are offered during a set subscription period.
Warrants and rights are subject to the same market risks as common stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.
Derivatives
The following investments are subject to limitations as set forth in each fund’s investment restrictions and policies.
A fund may utilize options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps (including total return swaps, some of which may be known as contracts for difference), swaps on futures contracts, caps, floors, collars, indexed securities, various mortgage-related obligations, structured or synthetic financial instruments and other derivative instruments (collectively, “Financial Instruments”). A fund may use Financial Instruments for any purpose, including as a substitute for other investments, to attempt to enhance its portfolio’s return or yield and to alter the investment characteristics of its portfolio (including to attempt to mitigate risk of loss in some fashion, or “hedge”). A fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful.
The U.S. government and certain foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. In 2020, the SEC adopted new Rule 18f-4 under the 1940 Act, which provides a comprehensive regulatory framework for the use of derivatives by registered investment companies, such as a fund, and sets limits on a fund’s investments in derivatives. Generally, the requirements of Rule 18f-4 will not apply to a fund if it qualifies as a “limited derivatives user,” as defined in the rule. Compliance with the rule is not required until Summer 2022, but the rule may impact a fund’s use of derivatives before that date. There may be additional regulation of the use of derivatives by registered investment companies, such as the funds, which could significantly affect their use. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
The use of Financial Instruments may be limited by applicable law and any applicable regulations of the SEC, the Commodity Futures Trading Commission (the “CFTC”), or the exchanges on which some Financial Instruments may be traded. (Note, however, that some Financial Instruments that a fund may use may not be listed on any exchange and may not be regulated by the SEC or the CFTC.) In addition, a fund’s ability to use Financial Instruments may be limited by tax considerations.
In addition to the instruments and strategies discussed in this section, a sub-adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These opportunities may become available as a sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are
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developed. A sub-adviser may utilize these opportunities and techniques to the extent that they are consistent with a fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.
This discussion is not intended to limit a fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by a fund as broadly as possible. Statements concerning what a fund may do are not intended to limit any other activity. Also, as with any investment or investment technique, even when the prospectus or this discussion indicates that a fund may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.
The use of Financial Instruments involves special considerations and risks, certain of which are summarized below, and may result in losses to a fund. In general, the use of Financial Instruments may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to a fund. As noted above, there can be no assurance that any derivatives strategy will succeed.
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Financial Instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a fund’s interest. Many Financial Instruments are complex, and successful use of them depends in part upon the sub-adviser’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate, currency or other instrument or measure. Even if a sub-adviser’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial Instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.
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A fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against a fund’s position, the fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to a fund. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If a fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the fund will continue to be subject to investment risk on the assets. In addition, a fund may not be able to recover the full amount of its margin from an intermediary if that intermediary were to experience financial difficulty. Segregation, cover, margin and collateral requirements may impair a fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.
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A fund’s ability to close out or unwind a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or a fund is not successful in its negotiations, a fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. A fund may be required to make delivery of portfolio securities or other assets underlying a Financial Instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, a fund continues to be subject to investment risk on the Financial Instrument. A fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument.
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Certain Financial Instruments transactions may have a leveraging effect on a fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When a fund engages in transactions that have a leveraging effect, the value of the fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than a fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.
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Many Financial Instruments may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value to a fund.
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Liquidity risk exists when a particular Financial Instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain Financial Instruments, including certain over-the-counter (or “OTC”) options and swaps, may be considered illiquid and therefore subject to a fund’s limitation on illiquid investments.
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In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in a fund incurring substantial losses and/or not achieving anticipated gains. Even if the strategy works as intended, a fund might have been in a better position had it not attempted to hedge at all.
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Financial Instruments used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio holdings or declines in the cost of securities or other assets to be acquired. In the event that a fund uses a Financial Instrument as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the transaction itself.
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Certain Financial Instruments involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.
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Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For Financial Instruments not guaranteed by an exchange or clearinghouse, a fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs or disagreements as to the meaning of contractual terms and litigation, in enforcing those remedies.
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Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties and/or through financial institutions acting as market makers (“OTC derivatives”), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, the fund bears the risk of default by its counterparty. In a cleared derivatives transaction, the fund is instead exposed to the risk of default of the clearinghouse and the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.
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Swap contracts involve special risks. Swaps may in some cases be illiquid. In the absence of a central exchange or market for swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The Dodd-Frank Act established a comprehensive new regulatory framework for swaps. Under this framework, regulation of the swap market is divided between the SEC and the CFTC. The SEC and CFTC have approved a number rules and interpretations as part of the establishment of this new regulatory regime. It is possible that developments in the swap market, including these new or additional regulations, could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Credit default swaps involve additional risks. For example, credit default swaps increase credit risk since a fund has exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap.
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Certain derivatives, such as interest rate swaps and credit default swaps that are based on an index, are required under applicable law to be cleared by a regulated clearinghouse. Swaps subject to this requirement are typically submitted for clearing through brokerage firms that are members of the clearinghouse. A fund would establish an account with a brokerage firm to facilitate clearing such a swap, and the clearinghouse would become the fund’s counterparty. A brokerage firm would guarantee the fund’s performance on the swap to the clearinghouse. The fund would be exposed to the credit risk of the clearinghouse and the brokerage firm that holds the cleared swap. The brokerage firm also would impose margin requirements with respect to open cleared swap positions held by the fund, and the brokerage firm would be able to require termination of those positions in certain circumstances. These margin requirements and termination provisions may adversely affect the fund’s ability to trade cleared swaps. In addition, the fund may not be able to recover the full amount of its margin from a brokerage firm if the firm were to go into bankruptcy. It is also possible that the fund would not be able to enter into a swap transaction that is required to be cleared if no clearinghouse will accept the swap for clearing.
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Swaps that are required to be cleared must be traded on a regulated execution facility or contract market that makes them available for trading. The transition from trading swaps bilaterally to trading them on such a facility or market may not result in swaps being easier to trade or value and may present certain execution risks if these facilities and markets do not operate properly. On-facility trading of swaps is also expected to lead to greater standardization of their terms. It is possible that a fund may not be able to enter into swaps that fully meet its investment needs, or that the costs of entering into customized swaps, including any applicable margin requirements, will be significant.
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Financial Instruments transactions conducted outside the U.S. may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of Financial Instruments transactions are also applicable to Financial Instruments used outside the U.S. Financial Instruments used outside the U.S. also are subject to the risks affecting foreign securities, currencies and other instruments.
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Financial Instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.
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Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders.
Hedging: As stated above, the term “hedging” often is used to describe a transaction or strategy that is intended to mitigate risk of loss in some fashion. Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund’s portfolio. In a short hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.
Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a fund does not own a corresponding security and, therefore, the transaction does not relate to the portfolio security that a fund owns. Rather, it relates to a security that a fund intends to acquire. If a fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.
In hedging transactions, Financial Instruments on securities (such as options and/or futures) generally are used to attempt to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a fund has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors.
Options – Generally: A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.
Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. When a fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a fund as well as the loss of any expected benefit of the transaction.
Writing put or call options can enable a fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, a fund may also suffer a loss. For example, if the market price of the security underlying a put option written by a fund declines to less than the exercise price of the option, minus the premium received, it can be expected that the option will be exercised and a fund would be required to purchase the security at more than its market value. If a security appreciates to a price higher than the exercise price of a call option written by a fund, it can be expected that the option will be exercised and a fund will be obligated to sell the security at less than its market value.
The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options purchased by a fund that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a fund expires unexercised, the fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.
A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration. There can be no assurance that it will be possible for a fund to enter into any closing transaction.
A type of put that a fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to a fund. An optional delivery standby commitment gives a fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.
Transamerica High Yield Bond may not write covered put and call options or buy put and call options and warrants on securities that are traded on U.S. and foreign securities exchanges and over-the-counter.
Options on Indices: Puts and calls on indices are similar to puts and calls on securities (described above) or futures contracts (described below) except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from a fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of
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the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.
Options on indices may, depending on the circumstances, involve greater risk than options on securities. Because index options are settled in cash, when a fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.
Futures Contracts and Options on Futures Contracts: A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument or, in the case of index and similar futures, cash, called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the asset called for in the contract in a specified delivery month at a stated price. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.
Futures strategies can be used to change the duration of a fund’s portfolio. If a sub-adviser wishes to shorten the duration of the fund’s portfolio, a fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If a sub-adviser wishes to lengthen the duration of a fund’s portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.
Futures contracts may also be used for other purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.
No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit “initial margin.” Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.
Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Daily variation margin calls could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a disadvantageous time or price.
Although some futures and options on futures call for making or taking delivery of the underlying securities, currencies or cash, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same index, currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, a fund realizes a gain, or if it is more, a fund realizes a loss. If an offsetting sale price is more than the original purchase price, a fund realizes a gain, or if it is less, a fund realizes a loss. A fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If a fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. A fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.
If an index future is used for hedging purposes the risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a fund has sold index futures contracts to hedge against a decline in the market, the market may advance and the value of the securities held in the fund may decline. If this occurred, a fund would lose money on the futures contract and also experience a decline in value of its portfolio securities.
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Where index futures are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If a sub-adviser then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, a fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.
Non-U.S. Currency Strategies: A fund may invest in securities that are denominated in non-U.S. currencies and may engage in a variety of non-U.S. currency exchange transactions to protect against uncertainty in the level of future exchange rates or to earn additional income. A fund may use options and futures contracts, swaps and indexed notes relating to non-U.S. currencies and forward currency contracts to attempt to hedge against movements in the values of the non-U.S. currencies in which the fund’s securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.
The value of Financial Instruments on non-U.S. currencies depends on the value of the underlying currency relative to the U.S. dollar. Because non-U.S. currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying non-U.S. currencies at prices that are less favorable than for round lots.
There is no systematic reporting of last sale information for non-U.S. currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in non-U.S. currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.
Settlement of transactions involving non-U.S. currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying non-U.S. currency in accordance with any U.S. or non-U.S. regulations regarding the maintenance of non-U.S. banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.
Generally, OTC non-U.S. currency options used by a fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.
Forward Currency Contracts: A fund may enter into forward currency contracts to purchase or sell non-U.S. currencies for a fixed amount of U.S. dollars or another non-U.S. currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.
The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.
As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty.
If a fund engages in a forward currency contract with respect to particular securities, the precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the non-U.S. currency, will change after the forward currency contract has been established. Thus, a fund might need to purchase or sell non-U.S. currencies in the spot (cash) market to the extent such non-U.S. currencies are not covered by forward currency contracts.
Swaps, Caps, Floors and Collars: A fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the fund anticipates purchasing at a later date, to attempt to enhance yield or total return, or as a substitute for other investments. A swap typically involves the exchange by a fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.
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Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a fund’s investments and its share price and yield because, and to the extent, these agreements affect a fund’s exposure to long- or short-term interest rates, non-U.S. currency values, mortgage-backed or other security values, corporate borrowing rates or other factors such as security prices or inflation rates.
Swap agreements will tend to shift a fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.
If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses.
A fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or a non-U.S. corporate issuer, on the debt obligation. In return, a fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap which may be significantly larger than a fund’s cost to enter into the credit default swap.
A fund may purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case a fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk – that the seller may fail to satisfy its payment obligations to a fund in the event of a default.
The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be earmarked or set aside as cover, as described below. A fund will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis, including segregating assets to cover any potential obligation under a credit default swap sold by it, and will maintain cover as required by SEC guidelines from time to time with respect to caps and floors written by a fund.
Contracts for Difference: A fund may enter into contracts for difference (“CFDs”). A CFD is a contract between two parties, typically described as “buyer” and “seller,” stipulating that the seller will pay to the buyer the difference between the current value of an asset and its value in the future. (If the difference is negative, then the buyer instead pays the seller.) In effect, CFDs are Financial Instruments that allow a fund to take synthetic long or synthetic short positions on underlying assets.
CFDs are subject to liquidity risk because the liquidity of the CFD is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its ﬁnancial obligations under the terms of the contract. To the extent that there is an imperfect correlation between the return on a fund’s obligation to its counterparty under the CFD and the return on related assets in its portfolio, the CFD transaction may increase the fund’s ﬁnancial risk. CFDs, like many other Financial Instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require the fund to deposit additional sums to cover this, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which the fund is liable. CFDs are not registered with the SEC or any U.S. regulator, and are not subject to U.S. regulation.
Combined Positions: A fund may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
Cover: Transactions using Financial Instruments may involve obligations which if not covered could be construed as “senior securities.” A fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate, set aside or earmark on its books cash or liquid assets in the prescribed amount as determined daily. A fund may cover such transactions using other methods permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff. Although SEC guidelines on cover are designed to limit the transactions involving Financial Instruments that a fund may be engaged in at any time, the segregation of assets does not reduce the risks to a fund of entering into transactions in Financial Instruments.
Turnover: A fund’s derivatives activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, also increasing turnover; although such exercise is within a fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.
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Roll Timing: A fund may engage in roll-timing strategies where the fund seeks to extend the expiration or maturity of a position, such as a forward contract, futures contract or to-be-announced (“TBA”) transaction, on an underlying asset by closing out the position before expiration and contemporaneously opening a new position with respect to the same underlying asset that has substantially similar terms except for a later expiration date. Such “rolls” enable the fund to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset. Similarly, as certain standardized swap agreements transition from over-the-counter trading to mandatory exchange-trading and clearing due to the implementation of Dodd-Frank Act regulatory requirements, a fund may “roll” an existing over-the-counter swap agreement by closing out the position before expiration and contemporaneously entering into a new exchange-traded and cleared swap agreement on the same underlying asset with substantially similar terms except for a later expiration date. These types of new positions opened contemporaneous with the closing of an existing position on the same underlying asset with substantially similar terms are collectively referred to as “Roll Transactions.”
Foreign Securities
The following investments are subject to limitations as set forth in each fund’s investment restrictions and policies.
A fund may invest in foreign securities through the purchase of securities of foreign issuers or of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and Fiduciary Depositary Receipts (“FDRs”) or other securities representing underlying shares of foreign companies.
The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which a fund’s portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain foreign countries, particularly emerging markets and frontier markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.
Unanticipated political or social developments may affect the values of a fund’s investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.
Securities of some foreign companies are less liquid, and their prices are more volatile, than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold resulting in increased exposure of a fund to market and foreign exchange fluctuations brought about by such delays, and to the corresponding negative impact on fund liquidity.
The interest payable on a fund’s foreign securities may be subject to foreign withholding taxes, which will reduce the fund’s return on its investments. In addition, the operating expenses of a fund making such investment can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the costs of investing in foreign securities, such as custodial costs, valuation costs and communication costs, are higher than the costs of investing exclusively in U.S. securities.
There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in frontier markets and certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. In addition, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for a fund to accurately price its portfolio securities or to dispose of such securities at the times determined by a sub-adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a fund’s operations require cash, such as in order to meet redemptions and to pay its expenses.
A fund may invest in securities of emerging market and frontier market countries. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable. Frontier market countries generally have smaller economies and even less developed capital markets than emerging markets countries. These securities may be U.S. dollar denominated or non-U.S. dollar denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations (including dollar and non-dollar denominated) and other debt securities of foreign corporate issuers; and (d) non-dollar denominated debt obligations of U.S. corporate issuers. A fund may also invest in securities denominated in currencies of emerging market or frontier market countries. There is no minimum rating criteria for a fund’s investments in such securities.
Certain non-U.S. countries, including emerging markets and frontier markets, may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal
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insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a fund’s investment in those markets and may increase the expenses of a fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a fund’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade.
Custodian services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a fund to make intended securities purchases because of settlement problems could cause a fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a fund because of a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect a fund against loss or theft of its assets.
A fund may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to the fund’s investments in such countries. These taxes will reduce the return achieved by a fund. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.
The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. A fund’s investment performance may be negatively affected by a devaluation of a currency in which the fund’s investments are quoted or denominated. Further, a fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.
The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic conditions and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the U.S. and the particular foreign country. All these factors are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the U.S. and other foreign countries important to international trade and finance. Government intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.
ADRs, EDRs and GDRs: A fund may also purchase ADRs, American Depositary Debentures, American Depositary Notes, American Depositary Bonds, EDRs, GDRs and FDRs, or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the U.S. and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the U.S. about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. A fund may invest in ADRs through both sponsored and unsponsored arrangements. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.
Eurodollar or Yankee Obligations: Eurodollar bank obligations are dollar denominated debt obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar denominated obligations issued in the U.S. capital markets by foreign issuers. Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.
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Sovereign Government and Supranational Debt: A fund may invest in all types of debt securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.
Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
Russian Securities
A fund may invest directly in the securities of Russian issuers or may have indirect exposure to Russian securities through its investment in one or more funds with direct investments in Russia. Investment in those securities presents many of the same risks as investing in the securities of emerging country issuers, as described above. The social, political, legal, and operational risks of investing in Russian issuers, and of having assets held in custody within Russia, however, may be particularly pronounced relative to investments in more developed countries. Russia’s system of share registration and custody creates certain risks of loss (including the risk of total loss) that are not normally associated with investments in other securities markets.
A risk of particular note with respect to direct investment in Russian securities results from the way in which ownership of shares of companies is normally recorded. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company’s share register and normally evidenced by “share extracts” from the register or, in certain circumstances, by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. The share registrars are controlled by the issuer of the security, and investors are provided with few legal rights against such registrars. These registrars are not necessarily subject to effective state supervision, nor are they licensed with any governmental entity. It is possible for a fund to lose its registration through fraud, negligence, or even mere oversight. Each applicable fund will endeavor to ensure that its interest is appropriately recorded, which may involve a custodian or other agent inspecting the share register and obtaining extracts of share registers through regular confirmations. However, these extracts have no legal enforceability and it is possible that a subsequent illegal amendment or other fraudulent act may deprive a fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of a loss of share registration. Further, significant delays or problems may occur in registering the transfer of securities, which could cause a fund to incur losses due to a counterparty’s failure to pay for securities the fund has delivered or the fund’s inability to complete its contractual obligations because of theft or other reasons.
Also, although a Russian public enterprise having a certain minimum number of shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, this regulation has not always been strictly enforced in practice. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions in the share register.
Other Investments
Illiquid Investments
An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may be difficult to value, and a fund may have difficulty disposing of such securities promptly.
The sale of illiquid investments often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. A fund may be restricted in its ability to sell such securities at a time when a fund’s sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a fund may have to sell other assets, rather than such illiquid investments, at a time that is not advantageous.
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Each fund monitors the portion of its total assets that are invested in illiquid investments on an ongoing basis, not only at the time of the investment in such securities.
Investments in the Real Estate Industry and Real Estate Investment Trusts (“REITs”)
REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.
REITs (especially mortgage REITs) are also subject to interest rate risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.
Certain funds may invest in foreign real estate companies, which are similar to entities organized and operated as REITs in the U.S. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, and a fund indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests.
Commodities and Natural Resources
Commodities may include, among other things, oil, gas, timber, farm products, minerals, precious metals, for example, gold, silver, platinum, and palladium, and other natural resources. Certain funds may invest in companies (such as mining, dealing or transportation companies) with substantial exposure to, or instruments that result in exposure to, commodities markets. Commodities generally and particular commodities have, at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of commodities may be, however, less subject to local and company-specific factors than securities of individual companies. As a result, commodity prices may be more or less volatile in price than securities of companies engaged in commodity-related businesses. Investments in commodities can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations.
Commodity-Linked Investments
A fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked investments, including commodities futures contracts, commodity-linked derivatives, and commodity-linked notes. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. The value of commodity-linked investments held by a fund may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.
The prices of commodity-linked investments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall fund diversification benefits. Under favorable economic conditions, a fund's commodity-linked investments may be expected to underperform an investment in traditional securities.
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Hybrid Instruments
Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below-market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments are normally at the bottom of an issuer’s debt capital structure. As such, they may be more sensitive to economic changes than more senior debt securities. These securities may also be viewed as more equity-like by the market when the issuer or its parent company experience financial problems. Hybrid instruments can have volatile prices and limited liquidity, and their use may not be successful.
Trade Claims
Trade claims are non-securitized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. There is no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Trade claims are speculative and are subject to the risks associated with low-quality obligations.
Passive Foreign Investment Companies
Certain foreign entities called passive foreign investment companies have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of passive foreign investment companies in which the fund invests. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the fund held its investment. In addition, the shareholders may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned by a fund from these investments.
To avoid such tax and interest, each fund generally intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income.
Master Limited Partnerships
Master Limited Partnership (“MLPs”) are limited partnerships whose shares (or units) are listed and traded on a U.S. securities exchange, just like common stock. To qualify for tax treatment as a partnership, an MLP must receive at least 90% of its income from qualifying sources such as natural resource activities. Natural resource activities include the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner, which is generally a major energy company, investment fund or the management of the MLP, typically controls the MLP through a 2% general partner equity interest in the MLP plus common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.
MLPs are typically structured such that common units have first priority to receive quarterly cash distributions up to an established minimum quarterly dividend (“MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD, but subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which maximizes value to unit holders. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where the general partner is receiving 50% of every incremental dollar paid to common and subordinated unit holders. By providing for incentive distributions the general partner is encouraged to streamline costs and acquire assets in order to grow the partnership, increase the partnership’s cash flow, and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.
MLP I-Shares
I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. I-Shares are traded on the New York Stock Exchange (“NYSE”) and the NYSE AMEX. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. i-units generally receive no allocations of income, gain, loss or deduction unless and until the MLP is liquidated. In addition, rather than receiving cash distributions, the MLP affiliate receives additional i-units based on a formula. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates’ receipt of i-units, rather than cash distributions. Distributions of additional i-units and of additional I-Shares generally are not taxable events for the MLP affiliate and the holder of the I-Shares, respectively. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units.
Energy Infrastructure Companies
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Companies engaged in the energy infrastructure sector principally include publicly-traded MLPs and limited liability companies taxed as partnerships, MLP affiliates, Canadian income trusts and their successor companies, pipeline companies, utilities, and other companies that derive a substantial portion of their revenues from operating or providing services in support of infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries (collectively, “Energy Infrastructure Companies”).
Energy Infrastructure Companies may be directly affected by energy commodity prices, especially those Energy Infrastructure Companies which own the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems.
A decrease in the production or availability of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of Energy Infrastructure Companies. In addition, Energy Infrastructure Companies engaged in the production of natural gas, natural gas liquids, crude oil, refined petroleum products or coal are subject to the risk that their commodity reserves naturally deplete over time.
Energy Infrastructure Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Infrastructure Companies.
Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact Energy Infrastructure Companies.
Other Investment Companies
Subject to applicable statutory and regulatory limitations, a fund may invest in shares of other investment companies, including shares of other mutual funds, closed-end funds, and unregistered investment companies. Pursuant to an exemptive order obtained from the SEC or under a statutory exemption or an exemptive rule adopted by the SEC, a fund may invest in other investment companies beyond the statutory limits prescribed by the 1940 Act. The SEC recently adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, among other things, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits and the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act. Rule 12d1-4, which was effective on January 19, 2021, permits a fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters is effective on January 19, 2022. After such time, an investment company will no longer be able to rely on the aforementioned exemptive orders and no-action letters, and will be subject instead to Rule 12d1-4 and other applicable rules under Section 12(d)(1).
Investments in other investment companies are subject to the risk of the securities in which those investment companies invest. In addition, to the extent a fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of a fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.
Certain sub-advisers have received an exemptive order from the SEC permitting funds that are sub-advised by the sub-adviser to invest in affiliated registered money market funds and ETFs, and in an affiliated private investment company; provided however, that, among other limitations, in all cases the fund’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of its total assets at any time.
Exchange-Traded Funds (“ETFs”)
ETFs are typically registered investment companies whose securities are traded over an exchange at their market price. ETFs generally represent a portfolio of securities designed to track a particular market index or other group of securities. Other ETFs are actively managed and seek to achieve a stated objective by investing in a portfolio of securities and other assets. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although the potential lack of liquidity of an ETF could result in it being more volatile. There is also a risk that the general level of securities prices may decline, thereby adversely affecting the value of ETFs invested in by a fund. Moreover, a fund’s investments in index-based ETFs may not exactly match the performance of a direct investment in the respective indices or portfolios of securities to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Additionally, ETFs have management fees which increase their costs.
Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day, bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. However, the funds held by index-based ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of index based ETFs tend to closely track the actual
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net asset value of the underlying portfolios and a fund will generally gain or lose value depending on the performance of the index. However, gains or losses on a fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. A fund may invest in ETFs that are actively managed. Actively managed ETFs do not have the transparency of index-based ETFs, and also therefore, are more likely to trade at a discount or premium to actual net asset values.
Exchange-Traded Notes (“ETNs”)
ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected. ETNs are not registered or regulated as investment companies under the 1940 Act.
The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.
Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.
There may be restrictions on a fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested. The timing and character of income and gains derived from ETNs is under consideration by the U.S. Treasury and Internal Revenue Service (the “IRS”) and may also be affected by future legislation.
Dollar Roll Transactions
“Dollar roll” transactions consist of the sale by a fund to a bank or broker-dealer (the “counterparty”) of Ginnie Mae certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.
A fund will not use such transactions for leveraging purposes and will segregate liquid assets in an amount sufficient to meet its purchase obligations under the transactions.
The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund’s right to purchase from the counterparty might be restricted. In addition, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical, security to a fund, the security that the fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds the transaction costs.
Short Sales
In short selling transactions, a fund sells a security it does not own in anticipation that the price of the security will decline. The fund must borrow the same security and deliver it to the buyer to complete the sale. The fund will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the fund must replace the borrowed security. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, possible losses from short sales may, theoretically, be unlimited (e.g., if the price of a stock sold short rises) and a fund may be unable to replace a borrowed security sold short. A fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions.
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Short sales also involve other costs. A fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities. A fund secures its obligation to replace the borrowed security by depositing collateral with the lender or its custodian or qualified sub-custodian, usually in cash, U.S. government securities or other liquid securities similar to those borrowed. All short sales will be fully collateralized.
A fund may sell securities “short against the box.” In short sales “against the box,” the fund, at all times when the short position is open, owns an equal amount of the securities sold short or has the right to obtain, at no added cost, securities identical to those sold short. When selling short against the box, if the price of such securities were to increase rather than decrease, the fund would forgo the potential realization of the increased value of the shares sold short.
International Agency Obligations
Bonds, notes or Eurobonds of international agencies include securities issued by the Asian Development Bank, the European Economic Community, and the European Investment Bank. A fund may also purchase obligations of the International Bank for Reconstruction and Development which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the U.S.
When-Issued, Delayed Settlement and Forward Delivery Securities
Securities may be purchased and sold on a “when-issued,” “delayed settlement” or “forward (delayed) delivery” basis. “When-issued” or “forward delivery” refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due.
A fund may engage in when-issued or forward delivery transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a fund engages in when-issued or forward delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage (although leverage may result).
“Delayed settlement” is a term used to describe settlement of a securities transaction in the secondary market that will occur sometime in the future. No payment or delivery is made by a fund until it receives payment or delivery from the other party to any of the above transactions. A fund will segregate with its custodian cash, U.S. government securities or other liquid assets at least equal to the value or purchase commitments (alternatively, liquid assets may be earmarked on the fund’s records) until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a fund may earn income on securities it has segregated to collateralize its delayed delivery purchases.
New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.
At the time of settlement, the market value and/or the yield of the security may be more or less than the purchase price. A fund bears the risk of such market value fluctuations. These transactions also involve the risk that the other party to the transaction may defaults on its obligation to make payment or delivery. As a result, a fund may be delayed or prevented from completing the transaction and may incur additional costs as a consequence of the delay.
Additional Information
Temporary Defensive Position
At times a fund’s sub-adviser may judge that conditions in the securities markets make pursuing the fund’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, a sub-adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the fund’s assets. In implementing these defensive strategies, a fund may invest without limit in securities that a sub-adviser believes present less risk to a fund, including equity securities, debt and fixed income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, CDs, demand and time deposits, bankers’ acceptance or other securities a sub-adviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. During periods in which such strategies are used, the duration of a fund may diverge from the duration range for that fund disclosed in its prospectus (if applicable). It is impossible to predict when, or for how long, a fund will use these alternative strategies. As a result of using these alternative strategies, a fund may not achieve its investment objective.
Borrowings
A fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns.
When a fund invests borrowing proceeds in other securities, the fund will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that a fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the fund’s return.
A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. This could adversely affect the portfolio managers’ strategy and result in lower fund returns. Interest on any borrowings will be a fund expense and will reduce the value of a fund’s shares.
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A fund may borrow on a secured or on an unsecured basis. If a fund enters into a secured borrowing arrangement, a portion of the fund’s assets will be used as collateral. During the term of the borrowing, the fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, a fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the portfolio managers’ strategy and result in lower fund returns. The fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in a fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.
The 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund Lending
To satisfy redemption requests or to cover unanticipated cash shortfalls, a fund may enter into lending agreements (“Interfund Lending Agreements”) under which the fund would lend money and borrow money for temporary purposes directly to and from another Transamerica fund through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to TAM and the Trust permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the fund otherwise would invest in repurchase agreements or other short-term instruments.
If a fund has outstanding borrowings, any Interfund Loans to the fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.
A fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Transamerica fund, the fund’s interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the fund may borrow through the credit facility on a secured basis only. A fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 33 1∕3% of its total assets.
No fund may lend to another fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund’s net assets at the time of the loan. A fund’s Interfund Loans to any one fund shall not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.
The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at higher rates (if such borrowing is available) or sell securities at a loss if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.
Reverse Repurchase Agreements
A reverse repurchase agreement has the characteristics of a secured borrowing and creates leverage. In a reverse repurchase transaction, a fund sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, a fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash. During the term of the transaction, a fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.
A fund may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in its prospectus or this SAI, a fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns.
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During the term of the transaction, a fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When a fund reinvests the proceeds of a reverse repurchase agreement in other securities, the fund will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to satisfy the fund’s obligations under the reverse repurchase agreement. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. This could also result in the fund having to dispose of investments at inopportune times and at disadvantageous amounts. In addition, if a fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the fund’s return.
When a fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in a fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.
In addition, a fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the portfolio managers’ strategy and result in losses. At the time a fund enters into a reverse repurchase agreement, the fund is required to set aside or earmark on its books cash or other appropriate liquid securities in the amount of the fund’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect a fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.
Lending
Consistent with applicable regulatory requirements and the limitations as set forth in each fund's investment restrictions and policies, a fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. Loans of securities will be secured continuously by collateral in cash or U.S. government or agency securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received by a fund will be invested in high quality short-term instruments, or in one or more funds maintained by the lending agent for the purpose of investing cash collateral. During the term of the loan, a fund will continue to have investment risk with respect to the security loaned, as well as risk with respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, will receive any income generated by the fund’s investment of the collateral (subject to a rebate payable to the borrower and a percentage of the income payable to the lending agent). Where the borrower provides a fund with collateral other than cash, the borrower is also obligated to pay the fund a fee for use of the borrowed securities. A fund does not have the right to vote any securities having voting rights during the existence of the loan, but would retain the right to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. In addition, a fund could suffer loss if the loan terminates and the fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer.
Voluntary Actions
From time to time, a fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a fund, and the acquisition is determined to be beneficial to fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this section or any percentage investment limitation of the 1940 Act or rules thereunder, if a fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, after announcement of the offering, but prior to the receipt of the securities or instruments, the fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.
Cybersecurity
With the increased use of technologies such as the Internet to conduct business, a fund is susceptible to operational, information security and related risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund’s investment adviser, sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional
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compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While a fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been adequately identified or prepared for. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the fund or its shareholders. Cybersecurity risks may also impact issuers of securities in which the fund invests, which may cause the fund’s investments in such issuers to lose value. A fund and its shareholders could be negatively impacted as a result.
Portfolio Turnover
Portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities held during the year.
Changes in security holdings are made by a fund’s investment manager or sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or developments not foreseen at the time of the investment decision.
The investment manager or a sub-adviser may engage in a significant number of short-term transactions if such investing serves a fund’s objective. The rate of portfolio turnover will not be a limiting factor when such short-term investing is considered appropriate. Increased turnover results in higher brokerage costs or mark-up charges for a fund; these charges are ultimately borne by the shareholders.
In computing the portfolio turnover rate, securities whose maturities or expiration dates at the time of acquisition are one year or less are excluded. Subject to this exclusion, the turnover rate for a fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of portfolio securities owned by the fund during the fiscal year.
There are no fixed limitations regarding the portfolio turnover rates of the funds. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Higher turnover rates tend to result in higher brokerage fees. Securities initially satisfying the basic policies and objective of a fund may be disposed of when they are no longer deemed suitable.
The following funds had a significant variation in their portfolio turnover rates over the fiscal years ended October 31, 2019 and October 31, 2020:
Transamerica Mid Cap Growth underwent a sub-adviser change on November 30, 2018, leading to a higher turnover rate in 2019.
Transamerica Small Cap Value underwent a sub-adviser change on November 1, 2018, leading to a higher turnover rate in 2019.
Historical turnover rates are included in the Financial Highlights tables in the prospectus.
Disclosure of Portfolio Holdings
It is the policy of the funds to protect the confidentiality of their portfolio holdings and prevent the selective disclosure of non-public information about portfolio holdings. The funds’ service providers are required to comply with this policy. No non-public information concerning the portfolio holdings of the funds may be disclosed to any unaffiliated third party, except as provided below. The Board has adopted formal procedures governing compliance with these policies.
The funds believe the policy is in the best interests of each fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about the funds’ portfolio holdings and the need to protect the funds from potentially harmful disclosures. Any conflicts of interest between the interests of fund shareholders and those of TAM or its affiliates are addressed in a manner that places the interests of fund shareholders first.
Information concerning the funds’ holdings is available via the funds’ website at: www.transamerica.com/investments/mutual-funds. The funds generally make publicly available their complete portfolio holdings no sooner than 15 days after month-end. Such information generally remains on the website for 6 months, or as otherwise consistent with applicable regulations.
The funds’ semi-annual reports and annual reports contain a complete listing of each fund’s holdings as of the end of the fund’s second and fourth fiscal quarters. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov. Each fiscal quarter, each non-money market fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT”, with quarter-end disclosures being made public 60 days after the end of each fiscal quarter.
Transamerica Government Money Market files monthly a schedule of portfolio holdings with the SEC on Form N-MFP. The information filed on Form N-MFP is made available to the public by the SEC 60 days after the end of the month to which the information pertains. A schedule of portfolio holdings for Transamerica Government Money Market is posted each month to the fund’s website in accordance with Rule 2a-7(c)(12) under the 1940 Act. The Form N-PORT and Form N-MFP reports are also available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.
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In addition, the funds may release via the funds’ website at www.transamerica.com/investments/mutual-funds the following information concerning a fund before disclosure of the fund’s full portfolio holdings is made publicly available:
•
Top Ten Holdings – A fund’s top ten holdings and the total percentage of the fund such aggregate holdings represent.
•
Sector Holdings – A fund’s sector information and the total percentage of the fund held in each sector.
•
Other Portfolio Characteristic Data – Any other analytical data with respect to a fund that does not identify any specific portfolio holding.
•
Funds of ETFs and Funds of Funds – For any fund whose investments (other than cash alternatives) consist solely of shares of ETFs and/or other Funds, no sooner than 10 days after the end of a month the names of the ETFs or Funds held as of the end of that month and the percentage of the fund’s net assets held in each ETF or Fund as of the end of that month.
Mutual fund rating and ranking organizations such as FactSet, Lipper, Inc. and Morningstar, Inc., or consultants and/or other financial industry institutions such as Bloomberg L.P., and eVestment may request a complete list of non-public portfolio holdings in order to rank or rate a fund or to assess the risks of a fund or otherwise and/or to produce related performance attribution statistics. Similarly, an intermediary may be provided with non-public portfolio holdings in order to allow the intermediary to prepare the portfolio holdings information for shareholders on a timely basis. Portfolio holdings information released to these parties is the same portfolio holdings posted to the funds’ website each month and is subject to the guidelines discussed below. Pursuant to the policy, TAM may disclose a complete list of each fund’s holdings to any person on a monthly basis after the holdings are posted to the funds’ website, usually 15 days after month-end.
The funds may also from time to time provide or make available to third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of the fund’s holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of the fund’s holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country, (iv) performance attribution and other summary and statistical information that does not include identification of specific portfolio holdings (prior to such holdings becoming public), and (v) the volatility characteristics of the fund.
TAM’s Operational Risk Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any fund prior to such fund’s public disclosure of its portfolio holdings and (ii) TAM has made a good faith determination that the requested information is not material given the particular facts and circumstances. TAM may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.
Disclosure of non-public portfolio holdings information for a fund may only be provided pursuant to the guidelines below.
- Non-public portfolio holdings information may be provided at any time (and as frequently as daily) to the funds’ service providers, counterparties, and others who generally need access to such information in the performance of their contractual duties and responsibilities providing services to a fund for a legitimate business purpose, where such vendor or service provider is subject to a duty of confidentiality, including a duty to prohibit the vendor from sharing non-public information with an unauthorized source or trading upon any non-public information provided by TAM on behalf of a fund. These entities, parties, and persons include, but are not limited to: TAM, the sub-advisers, custodian, administrator, sub-administrator, transfer agent, sub-transfer agent, executing broker-dealers/counterparties in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities, research and analytics providers, securities lending agent, financial printer, banks, proxy voting services, pricing service vendors, regulatory authorities, independent public accountants, attorneys, and the funds’ officers and trustees, subject to a duty of confidentiality with respect to any portfolio holdings information. In addition, certain of the funds’ sub-advisers utilize middle- and back-office providers to fulfill their contractual duties and responsibilities to the funds. The disclosure of non-public portfolio holdings information to such third parties generally will be subject to a requirement, by explicit agreement or by virtue of their respective duties to the funds, that those third parties maintain the confidentiality of such information.
- TAM receives non-public portfolio holdings information to assist in the selection of underlying funds for certain Transamerica asset allocation funds.
- Non-public portfolio holdings information for certain funds may be disclosed to the risk assessment department of Transamerica insurance companies solely to allow them to hedge their obligations under variable annuity and life products. Each applicable Transamerica insurance company has signed a confidentiality agreement.
- A fund may provide non-public portfolio holdings information to (i) third parties that calculate information derived from portfolio holdings for use by TAM, a sub-adviser, or their affiliates, and (ii) an investment adviser or sub-adviser, trustee, or their agents to whom portfolio holdings are disclosed for due diligence purposes or in anticipation of a potential merger involving a fund. Each individual request is reviewed by TAM’s Operational Risk Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the applicable fund(s). Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that (a) the portfolio holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. TAM relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to a fund.
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- In addition to those set out above, as of June 30, 2021, the following entities receive information about the funds’ securities pursuant to an ongoing arrangement with the funds in connection with services provided to the funds:

Recipient	Purpose	Frequency
Bloomberg LP	Statistical ranking, rating, and/or performance attribution analysis	Daily
Broadridge	Print vendor for shareholder documents, proxy solicitor/tabulator, 15(c) analysis	Daily
CAPIS	Trade execution analysis	Daily
eVestment Alliance, LLC	Institutional sales and RFP opportunities	Quarterly
FactSet	Statistical ranking, rating, and/or performance attribution analysis	Daily
FXTransparency	Trade execution analysis	Daily
Glass Lewis & Co.	Proxy voting services	Quarterly
Globe Tax Services, Inc.	ECJ foreign tax reclaim services	As necessary
Grant Thornton Pakistan	Provide tax services for market in Pakistan	As necessary
IDC	Pricing	As necessary
Investment Company Institute	Holdings Information on Form N-PORT	Quarterly
KPMG Taiwan	Provide tax services for market in Taiwan	As necessary
Lipper, Inc.	Statistical ranking, rating, and/or performance attribution analysis	Quarterly
Markit North America	Pricing	As necessary
Morningstar LLC	Statistical ranking, rating, and/or performance attribution analysis	Daily
PricewaterhouseCoopers Private Limited	Provide tax services for market in India	As necessary
Refinitiv US LLC	Pricing	As necessary
R.R. Donnelly	Financial reporting	Monthly
Schwab CT	Code of Ethics monitoring	Daily
truView	Risk and liquidity management analytics	Daily
TAM, its affiliates, the funds, the funds’ sub-advisers and the funds’ other service providers will not enter into any arrangements from which they derive compensation for the disclosure of non-public portfolio holdings information.
Subject to such departures as TAM believes reasonable and consistent with reasonably protecting the confidentiality of the portfolio holding information, each confidentiality agreement should provide that, among other things: the portfolio holding information is the confidential property of the funds (and their service providers, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement. The recipient of the portfolio holding information agrees to limit access to the portfolio holding information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio holding information and (2) subject to a duty of confidentiality, including duties not to share the non-public information with an unauthorized source and not to trade on non-public information. Upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio holding information.
The funds (or their authorized service providers) may disclose portfolio holding information before its public disclosure based on the criteria described above. The frequency with which such information may be disclosed, and the length of the lag, if any, between the disclosure date of the information and the date on which the information is publicly disclosed, varies based on the terms of the applicable confidentiality agreement. The funds currently provide portfolio holding information to the third parties listed herein at the stated frequency as part of ongoing arrangements that include the release of portfolio holding information in accordance with the policy.
The Trust’s Chief Compliance Officer (“CCO”) or his/her delegate may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holding information or waive certain requirements. Any exceptions to the policy must be consistent with the purposes of the policy. The CCO reports to the Board material compliance violations of the funds’ policies and procedures on disclosure of portfolio holdings.
In addition, separate account and unregistered product clients of TAM, the sub-advisers of the funds, or their respective affiliates generally have access to information regarding the portfolio holdings of their own accounts. Prospective clients may also have access to representative portfolio holdings. These clients and prospective clients are not subject to the portfolio holdings disclosure policies described above. Some of these separate accounts and unregistered product clients have substantially similar or identical investment objectives and strategies to certain funds, and therefore may have substantially similar or nearly identical portfolio holdings as those funds.
Certain information in the above section may not apply to all of the funds managed by TAM.
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There can be no assurance that the funds’ policy with respect to disclosure of portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.
Commodity Exchange Act Registration
The funds are operated by the Investment Manager pursuant to an exclusion from registration as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”), and therefore, are not subject to registration or regulation with respect to such funds under the CEA. The funds are limited in their ability to enter into commodity interests positions subject to CFTC jurisdiction.
Management of the Trust
Each of the funds is supervised by the Board.
Board Members and Officers
The members of the Board (“Board Members”) and executive officers of the Trust are listed below.
“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”
The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of each fund by its officers. The Board also reviews the management of each fund’s assets by the investment manager and its respective sub-adviser.
The funds are among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); (iii) Transamerica ETF Trust (“TET”); and (iv) Transamerica Asset Allocation Variable Funds (“TAAVF”). The Transamerica Fund Family consists of 120 funds as of the date of this SAI. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.
The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.
The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.
Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS
Marijn P. Smit (47)	Chairman of the Board, President and Chief Executive Officer	Since 2014
Chairman of the Board, President and Chief
Executive Officer, TF, TST and TAAVF
(2014 – present);
Chairman of the Board, President and Chief
Executive Officer, TET (2017 – present);
Chairman of the Board, President and Chief
Executive Officer, Transamerica Partners
Portfolio (“TPP”), Transamerica Partners
Funds Group (“TPFG”) and Transamerica
Partners Funds Group II (“TPFG II”) (2014
– 2018);
Director, Chairman of the Board, President
and Chief Executive Officer, Transamerica
Asset Management, Inc. (“TAM”) and
Transamerica Fund Services, Inc. (“TFS”)
(2014 – present);
Senior Vice President, Transamerica
Retirement Solutions LLC (2012 - present);
Trust Officer, Massachusetts Fidelity Trust
Company (2014 - 2021);
President, Investment Solutions,
Transamerica Investments & Retirement
(2014 – 2016);
Vice President, Transamerica Life Insurance
				120	Director, Massachusetts Fidelity Trust Company (2014 - 2021); Director, Aegon Global Funds (2016 - present)
39

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS—continued
Marijn P. Smit (continued)
Company (2010 – 2016);
Vice President, Transamerica Premier Life
Insurance Company (2010 – 2016);
Senior Vice President, Transamerica
Financial Life Insurance Company (2013 –
2016);
Senior Vice President, Transamerica
Retirement Advisors, Inc. (2013 – 2016)
and President and Director, Transamerica
Stable Value Solutions, Inc. (2010 – 2016).

Alan F. Warrick (72)	Board Member	Since 2012	Board Member, TF, TST and TAAVF (2012 – present); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	115	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (69)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST and TAAVF (2008 – present); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	115	Big 5 Sporting Goods (2002 – present); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (65)	Lead Independent Board Member	Since 2002
Principal, Advisor Network Solutions, LLC
(business consulting) (2006 – present);
Board Member, TST (2001 – present);
Board Member, TF (2002 – present);
Board Member, TAAVF (2007 – present);
Board Member, TPP, TPFG and TPFG II
(2007 – 2018);
Market President, Nations Bank of Sun
Coast Florida (1998 – 1999);
Chairman, President and Chief Executive
Officer, Barnett Banks of Treasure Coast
Florida (1994 – 1998);
Executive Vice President and Senior Credit
Officer, Barnett Banks of Jacksonville,
Florida (1991 – 1994);
and Senior Vice President and Senior Loan
Administration Officer, Wachovia Bank of
Georgia (1976 – 1991).
				115	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
David W. Jennings (74)	Board Member	Since 2009	Board Member, TF, TST and TAAVF (2009 – present); Board Member, TPP, TPFG and TPFG II (2009 – 2018); Managing Director, Hilton Capital Management, LLC (2010 – present).	115	N/A
Fredric A. Nelson III (64)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global	115	N/A
40

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS—continued
Fredric A. Nelson III (continued)			Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).
John E. Pelletier (57)	Board Member	Since 2017
Board Member, TF, TST and TAAVF (2017
– present);
Board Member, TPP, TPFG and TPFG II
(2017 – 2018);
Director, Center for Financial Literacy,
Champlain College (2010 – present);
Co-Chair, Vermont Financial Literacy
Commission with Vermont State Treasurer
(2015 – 2018);
Chairman, Vermont Universal Children’s
Higher Education Savings Account Program
Advisory Committee (2015 – 2021);
Founder and Principal, Sterling Valley
Consulting LLC (a financial services
consulting firm) (2009 – 2017);
Independent Director, The Sentinel Funds
and Sentinel Variable Products Trust (2013 –
2017);
Chief Legal Officer, Eaton Vance Corp.
(2007 – 2008);
and Executive Vice President and Chief
Operating Officer (2004 - 2007), General
Counsel (1997 – 2004), Natixis Global
Associates.
				115	N/A
Patricia L. Sawyer (71)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – present); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	115	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (69)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present); Board Member, TAAVF (2007 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).	115
Board Member,
Operation PAR, Inc.
(non-profit organization)
(2008 – present);
Board Member, Boley
PAR, Inc. (non-profit
organization) (2016 -
present)
Board Member,
Remember Honor
Support, Inc. (non-profit
organization)
(2013 - 2020);
Board Member, WRH
Income Properties, Inc.
(real estate) (2014 -
present)

*
Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.
41

Officers
The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.
Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (47)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Christopher A. Staples, CFA (50)	Vice President and Chief Investment Officer, Advisory Services	Since 2005
Vice President and Chief Investment Officer, Advisory Services,
TF and TST (2007 – present);
Vice President and Chief Investment Officer, TET (2017 –
present);
Vice President and Chief Investment Officer, Advisory Services,
TAAVF (2007 – present);
Vice President and Chief Investment Officer, Advisory Services,
TPP, TPFG and TPFG II (2007 – 2018);
Director (2005 – 2019), Senior Vice President (2006 – present),
Senior Director, Investments (2016 – present), Chief Investment
Officer, Advisory Services (2012 – 2016) and Lead Portfolio
Manager (2007 – present), TAM;
Director, TFS (2005 – 2019);
Trust Officer, Massachusetts Fidelity Trust Company (2010 -
present);
Registered Representative (2007 – 2016), Transamerica Capital,
Inc. (“TCI”);
and Registered Representative, TFA (2005 – present).

Thomas R. Wald, CFA (60)	Vice President and Chief Investment Officer	Since 2014
Chief Investment Officer, TF, TST and TAAVF (2014 – present);
TET (2017 – present);
Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);
Director (2017 – 2020), Akaan Transamerica, S.A. de C.V.,
Sociedad Operadora de Fondos de Inversión;
Chief Investment Officer, Transamerica Investments & Retirement
(2014 – 2020);
Senior Vice President and Chief Investment Officer, TAM (2014 –
present);
Director, TFS (2019 - present); and
Trust Officer, Massachusetts Fidelity Trust Company (2015 -
present).

Vincent J. Toner (51)	Vice President and Treasurer	Since 2014
Vice President and Treasurer, TF, TST and TAAVF (2014 –
present), Vice President and Treasurer (2017 – present), Vice
President, Principal Financial Officer and Treasurer (2020 –
present), TET;
Vice President and Treasurer, TPP, TPFG and TPFG II (2014 –
2018);
Vice President (2016 – present), Treasurer (2016 – 2019), Vice
President, Administration and Treasurer (2014 – 2016), TAM;
Vice President, Administration and Treasurer (2014 – 2019),
Senior Vice President (2019 – present), TFS;
Vice President (2016 – present), TCI;
and Trust Officer (2015 – present), Massachusetts Fidelity Trust
Company.

Francine J. Rosenberger (53)	Chief Compliance Officer	Since 2019
Chief Compliance Officer, TF, TST, TET and TAAVF (2019 –
present);
Derivatives Risk Manager, TF, TST and TAAVF (2021 – present);
Chief Compliance Officer (2019 – present), TAM;
and General Counsel, Corporate Secretary and Fund Chief
Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Molly Possehl (43)	Anti-Money Laundering Officer	Since 2019
Anti-Money Laundering Officer, TF, TST, TET and TAAVF (2019
– present);
Assistant General Counsel, Transamerica Life Insurance
Company/Aegon USA (2013 – present);
and Anti-Money Laundering Compliance Officer and Fraud
Officer, Transamerica Life Insurance Company/Aegon USA (2015

42

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Molly Possehl (continued)			– present).
Erin D. Nelson (44)	Chief Legal Officer and Secretary	Since 2019
Chief Legal Officer and Secretary, TF, TST, TET and TAAVF
(2019 – present);
Assistant General Counsel II and Assistant Secretary, TAM (2019 –
present);
Assistant Secretary (2019 – present), TFS;
and Senior Vice President and Chief Compliance Officer, ALPS
Advisors, Inc. (2015 – 2019).

Kathryn L. Petty (44)	Assistant Treasurer	Since 2021	Assistant Treasurer, TF, TST and TAAVF (2021 – present); and Senior Manager, Fund Administration, TAM (2014 – 2021).
Timothy Bresnahan (52)	Assistant Secretary	Since 2020	Assistant Secretary, TF, TST and TAAVF (2020 – present); Assistant Secretary (2019 – present), Secretary (2019), TET; and Senior Counsel, TAM (2008 – present).
*
Elected and serves at the pleasure of the Board of the Trust.
If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.
Each of the Board Members, other than Mr. Jennings, Mr. Nelson, Mr. Pelletier, Mr. Smit and Mr. Warrick, previously served as a trustee or director of the TAM, Diversified or Premier fund family, and each Board Member was thus initially selected by the board of the applicable predecessor fund family. In connection with the consolidation of all “manager of managers” investment advisory services within Transamerica in 2007, a single board was established to oversee the TAM and Diversified fund families, and each of the Board Members, other than Ms. Bane, Mr. Jennings, Mr. Nelson, Mr. Pelletier, Mr. Smit and Mr. Warrick, joined the Board at that time. The Board was established with a view both to ensuring continuity of representation by board members of the TAM and Diversified fund families on the Board and in order to establish a Board with experience in and focused on overseeing various types of funds, which experience would be further developed and enhanced over time. Ms. Bane joined the Board in 2008 when the Premier fund family was consolidated into the Transamerica Fund Family. Mr. Jennings joined the Board in 2009. Mr. Warrick joined the Board in 2012. Mr. Smit joined the Board in 2014. Mr. Nelson and Mr. Pelletier both joined the Board in 2017.
The Board believes that each Board Member’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Board Members’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with TAM, the sub-advisers, other services providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: his or her character and integrity; such person’s service as a board member of a predecessor fund family (other than Mr. Jennings, Mr. Nelson, Mr. Pelletier, Mr. Smit and Mr. Warrick); such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Board Member; the fact that such person’s service would be consistent with the requirements of the retirement policies of the Trust; as to each Board Member other than Mr. Smit and Mr. Warrick, his or her status as not being an “interested person” as defined in the 1940 Act; as to Mr. Smit, his status as a representative of TAM; and, as to Mr. Warrick, his former service in various executive positions for certain affiliates of TAM. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Board Member: Ms. Bane, accounting experience and experience as a board member of multiple organizations; Mr. Hill, financial and entrepreneurial experience as an executive, owner and consultant; Mr. Jennings, investment management experience as an executive of investment management organizations and portfolio manager; Mr. Nelson, business experience, securities industry and fund executive experience; Mr. Pelletier, securities industry and fund legal and operations experience, entrepreneurial experience as an executive, owner and consultant, and board experience; Ms. Sawyer, management consulting and board experience; Mr. Waechter, securities industry and fund accounting and fund compliance experience, legal experience and board experience; Mr. Smit, investment management and insurance experience as an executive and leadership roles with TAM and affiliated entities; and Mr. Warrick, financial services industry experience as an executive and consultant with various TAM affiliates and other entities. References to the qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Board Member as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
The Board is responsible for overseeing the management and operations of the funds. Mr. Smit serves as Chairman of the Board. Mr. Smit is an interested person of the funds. Independent Board Members constitute more than 75% of the Board.
The Board currently believes that an interested Chairman is appropriate and is in the best interests of the funds and their shareholders, and that its committees, as further described below, help ensure that the funds have effective and independent governance and oversight. The Board believes that an interested Chairman has a professional interest in the quality of the services provided to the funds and that the Chairman is best equipped to provide oversight of such services on a day-to-day basis because of TAM’s sponsorship of the funds and TAM’s ongoing monitoring of the investment sub-advisers that manage the assets of each fund. The Board also believes that its leadership structure
43

facilitates the orderly and efficient flow of information to the Independent Board Members from management. The Independent Board Members also believe that they can effectively act independently without having an Independent Board Member act as Chairman. Among other reasons, this belief is based on the fact that the Independent Board Members represent over 75% of the Board.
Board Committees
The Board has two standing committees: the Audit Committee and Nominating Committee. Both the Audit Committee and Nominating Committee are chaired by an Independent Board Member and composed of all of the Independent Board Members. In addition, the Board has a Lead Independent Board Member.
The Lead Independent Board Member and the chairs of the Audit and Nominating Committees work with the Chairman to set the agendas for Board and committee meetings. The Lead Independent Board Member also serves as a key point person for dealings between management and the Independent Board Members. Through the funds’ board committees, the Independent Board Members consider and address important matters involving the funds, including those presenting conflicts or potential conflicts of interest for management, and they believe they can act independently and effectively. The Board believes that its leadership structure is appropriate and facilitates the orderly and efficient flow of information to the Independent Board Members from management.
The Audit Committee, among other things, oversees the accounting and reporting policies and practices and internal controls of the Trust, oversees the quality and integrity of the financial statements of the Trust, approves, prior to appointment, the engagement of the Trust’s independent registered public accounting firm, reviews and evaluates the independent registered public accounting firm’s qualifications, independence and performance, and approves the compensation of the independent registered public accounting firm.
The Audit Committee also approves all audit and permissible non-audit services provided to each fund by the independent registered public accounting firm and all permissible non-audit services provided by each fund’s independent registered public accounting firm to TAM and any affiliated service providers if the engagement relates directly to each fund’s operations and financial reporting.
The Nominating Committee is a forum for identifying, considering, selecting and nominating, or recommending for nomination by the Board, candidates to fill vacancies on the Board. The Nominating Committee may consider diversity in identifying potential candidates, including differences of viewpoint, professional experience and skill, as well as such other individual qualities and attributes as it may deem relevant. The Nominating Committee has not adopted a formal procedure for the implementation, or for assessing the effectiveness, of its policy with regard to the consideration of diversity in identifying potential candidates.
When addressing vacancies, the Nominating Committee sets any necessary standards or qualifications for service on the Board and may consider nominees recommended by any source it deems appropriate, including management and shareholders. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. The Nominating Committee will consider all submissions meeting the applicable requirements stated herein that are received by December 31 of the most recently completed calendar year.
The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote.
Risk Oversight
Through its oversight of the management and operations of the funds, the Board also has a risk oversight function, which includes (without limitation) the following: (i) requesting and reviewing reports on the operations of the funds (such as reports about the performance of the funds); (ii) reviewing compliance reports and approving compliance policies and procedures of the funds and their service providers; (iii) meeting with management to consider areas of risk and to seek assurances that adequate resources are available to address risks; (iv) meeting with service providers, including fund auditors, to review fund activities; and (v) meeting with the Chief Compliance Officer and other officers of the funds and their service providers to receive information about compliance, and risk assessment and management matters. Such oversight is exercised primarily through the Board and its Audit Committee but, on an ad hoc basis, also can be exercised by the Independent Board Members during executive sessions. The Board has emphasized to TAM and the sub-advisers the importance of maintaining vigorous risk management.
The Board recognizes that not all risks that may affect the funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board Members as to risk management matters are typically summaries of the relevant information. Most of the funds' investment management and business affairs are carried out by or through TAM, its affiliates, the sub-advisers and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds' and each other in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations. In addition, some risks may be beyond the reasonable control of the Board, the funds, TAM, its affiliates, the sub-advisers or other service providers.
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In addition, it is important to note that each fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.
Additional Information about the Committees of the Board
Both the Audit Committee and Nominating Committee are composed of all of the Independent Board Members. For the fiscal year ended October 31, 2020, the Audit Committee met 4 times and the Nominating Committee met 3 times.
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Trustee Ownership of Equity Securities
The table below gives the dollar range of shares of the funds, as well as the aggregate dollar range of shares of all funds/portfolios in the Transamerica Fund Family, owned by each current Trustee as of December 31, 2020.
Fund	Interested Trustees
	Marijn P. Smit	Alan F. Warrick	Sandra N. Bane	Leo J. Hill	David W. Jennings	Fredric A. Nelson III	John E. Pelletier	Patricia L. Sawyer	John W. Waechter
Transamerica Asset Allocation Intermediate Horizon	None	None	None	None	None	None	None	None	None
Transamerica Asset Allocation Long Horizon	None	None	None	None	None	None	None	None	None
Transamerica Asset Allocation Short Horizon	None	None	None	None	None	None	None	None	None
Transamerica Balanced II	None	None	None	None	None	None	None	None	None
Transamerica Emerging Markets Opportunities	None	None	None	None	None	None	None	None	None
Transamerica Government Money Market	None	None	None	None	None	None	None	None	None
Transamerica High Quality Bond	$10,001 - $50,000	None	None	None	None	None	None	None	None
Transamerica High Yield Bond	$10,001 - $50,000	None	None	None	None	None	None	$10,001 – $50,000	None
Transamerica High Yield ESG	None	None	None	None	None	None	None	None	None
Transamerica Inflation-Protected Securities	None	None	None	None	None	None	None	None	None
Transamerica Intermediate Bond	None	None	None	None	None	None	None	None	None
Transamerica International Equity	Over $100,000	None	None	None	None	None	None	None	None
Transamerica International Growth	None	None	None	None	None	None	None	None	None
Transamerica Large Core	None	None	None	None	None	None	None	None	None
Transamerica Large Growth	None	None	None	None	None	None	None	None	None
Transamerica Large Value Opportunities	None	None	None	None	None	None	None	None	None
Transamerica Mid Cap Growth	None	None	None	None	None	None	None	$10,001 – $50,000	None
Transamerica Mid Cap Value Opportunities	$10,001 – $50,000	None	None	None	None	None	$10,001 – $50,000	None	None
Transamerica Small Cap Growth	None	None	None	None	None	None	None	$10,001 – $50,000	None
Transamerica Small Cap Value	None	None	None	None	None	None	$10,001 – $50,000	None	None
Transamerica Sustainable Bond	None	None	None	None	None	None	None	None	None
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Transamerica Fund Family
Trustee	Aggregate Dollar Range of Equity Securities
Interested Trustees
Marijn P. Smit	Over $100,000
Alan F. Warrick	None
Independent Trustees
Sandra N. Bane	None
Leo J. Hill	Over $100,000
David W. Jennings	None
Fredric A. Nelson III	$50,001 - $100,000
John E. Pelletier	Over $100,000
Patricia L. Sawyer	Over $100,000
John W. Waechter	Over $100,000
As of December 31, 2020, none of the Independent Board Members or their immediate family members owned beneficially or of record any securities of the Investment Manager, sub-advisers or Distributor of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Manager, sub-advisers or Distributor of the funds.
Trustee Compensation
As of January 1, 2021, the Independent Board Members receive a base retainer of $330,000 from the funds/portfolios of Transamerica Funds, TST and TAAVF.
The Trust pays a pro rata share of these fees allocable to each series of the Trust based on the relative assets of the series.
As of January 1, 2021, the Lead Independent Trustee of the Board receives an additional retainer of $63,000 per year. The Audit Committee Chairperson receives an additional retainer of $28,000 per year and the Nominating Committee Chairperson receives an additional retainer of $15,000 per year. The Trust also pays a pro rata share allocable to each series of Transamerica Funds based on the relative assets of the series for the Lead Independent Trustee, Audit Committee Chairperson and Nominating Committee Chairperson retainers.
Any fees and expenses paid to an Interested Board Member and officers are paid by TAM or an affiliate and not by the Trust or any series, except that the compensation of the Chief Compliance Officer is paid as provided in the next sentence. A portion of the compensation of the Chief Compliance Officer is paid by TAM or an affiliate; the remaining portion is allocated ratably, based on relative net assets, among the mutual funds and ETFs sponsored by TAM, including the series of the Trust.
Under a non‐qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”)1, available to the Board Members, compensation may be deferred that would otherwise be payable by each series of the Trust to an Independent Board Member on a current basis for services rendered as Board Member. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by TAM, as elected by the Board Member. The liability of each series of the Trust for these amounts is adjusted for market value changes in the elected investment fund(s) and remains a liability to the series until distributed in accordance with the Deferred Compensation Plan.
Amounts deferred and accrued under the Deferred Compensation Plan are unfunded and unsecured claims against the general assets of the Trust.
1 The Board of Trustees has approved the termination of the Deferred Compensation Plan. Payments will be made to applicable current and former Board Members consistent with Section 409A of the Code.
Compensation Table
The following table provides compensation amounts paid by the funds to the Independent Trustees for the fiscal year ended October 31, 2020. Interested Trustees are not compensated by the funds. Messrs. Smit and Warrick are compensated for their Board service by TAM or an affiliate of TAM.
Name of Person, Position	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Funds Expenses(a)	Estimated Annual Benefits Upon Retirement(a)	Total Compensation from the Transamerica Fund Family (including the Trust)(b)
Sandra N. Bane, Trustee	$122,938	N/A	N/A	$331,000
Leo J. Hill, Trustee	$145,739	N/A	N/A	$392,400
David W. Jennings, Trustee	$122,938	N/A	N/A	$331,000
Fredric A. Nelson III, Trustee	$122,938	N/A	N/A	$331,000
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Name of Person, Position	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Funds Expenses(a)	Estimated Annual Benefits Upon Retirement(a)	Total Compensation from the Transamerica Fund Family (including the Trust)(b)
John E. Pelletier, Trustee	$122,938	N/A	N/A	$331,000
Patricia L. Sawyer, Trustee	$128,360	N/A	N/A	$345,600
John W. Waechter, Trustee	$132,183	N/A	N/A	$355,900
(a)
The Trust has no plan or other arrangement pursuant to which the Trustees receive pension or retirement benefits.
(b) Compensation expenses are allocated pro rata based on the relative net assets of each fund included in the Transamerica Fund Family. Of this aggregate compensation, the total amounts deferred from the funds (including earnings and dividends) and accrued for the benefit of the participating Trustees for the fiscal year ended October 31, 2020 were as follows: John E. Pelletier, $109,230.
Shareholder Communication Procedures with the Board of Trustees
The Board of the Trust has adopted these procedures by which shareholders of the Trust may send written communications to the Board. Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the Trust (“Secretary”), as follows:
Board of Trustees
Transamerica Funds
c/o Secretary
1801 California Street, Suite 5200
Denver, CO 80202
Each shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the underlying series of the Trust to which it relates, and (iii) identify the class (if applicable) held by the shareholder. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Usually, with respect to each properly submitted shareholder communication, the Secretary shall either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication (i) does not reasonably relate to a series of the Trust or its operation, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Trust, or (ii) is ministerial in nature (such as a request for Trust literature, share data or financial information). These Procedures shall not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (“Exchange Act”) or any communication made in connection with such a proposal, or (iv) any communication that reasonably may be considered to be a complaint regarding the Trust or shareholder services, which complaint shall instead be promptly forwarded to the Trust’s Chief Compliance Officer. The Trustees are not required to attend the Trust’s shareholder meetings, if any, or to otherwise make themselves available to shareholders for communications, other than pursuant to these Procedures.
Code of Ethics
The Trust, TAM, each sub-adviser and TCI have each adopted a Code of Ethics as required by applicable law, which is designed to prevent affiliated persons of the Trust, TAM, each sub-adviser and TCI from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities.
Pursuant to Rule 17j-1 under the 1940 Act, the funds, TAM, the sub-advisers and the distributor each have adopted a code of ethics that permits their personnel to invest in securities for their own accounts, including securities that may be purchased or held by a fund. All personnel must place the interests of clients first, must not act upon non-public information, must not take inappropriate advantage of their positions, and are required to fulfill their fiduciary obligations. All personal securities transactions by employees must adhere to the requirements of the codes of ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.
Proxy Voting Policies and Procedures
TAM exercises voting discretion for the Asset Allocation Funds. The proxy voting policies and procedures of the respective sub-advisers are used to determine how to vote proxies relating to securities held by the remainder of the funds. The proxy voting policies and procedures of the funds, TAM and the sub-advisers are attached hereto as Appendix A.
TAM’s proxy voting policy and procedures address material conflicts of interest that may arise between TAM or its affiliates and the funds by: (i) providing for voting in accordance with the recommendation of an independent third party or the Board; (ii) voting shares in the same proportion as the vote of all of the other holders of a fund's shares; or (iii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.
The Trust files SEC Form N-PX, with the complete proxy voting records of the funds for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) upon request by calling 1-888-233-4339; and (2) on the SEC’s website at www.sec.gov.
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Investment Management and Other Services
The Investment Manager
TAM serves as the investment manager for the funds. The Trust has entered into an Investment Management Agreement (“Management Agreement”), on behalf of each fund with TAM. TAM, located at 1801 California Street, Suite 5200, Denver, CO 80202, provides continuous and regular investment management services to the funds. TAM supervises each respective fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to each fund.
TAM is responsible for all aspects of the day-to-day management of the Transamerica Asset Allocation Horizon funds. For each of the other funds, TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of any such fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of each fund and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for each fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the funds’ investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the funds; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the funds’ Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the funds; oversight of other service providers to the funds, such as the custodian, the transfer agent, the funds’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the funds; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services.
TAM’s investment management services also include the provision of supervisory and administrative services to each fund. These services include performing certain administrative services for the funds and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the funds by State Street, to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the funds from time to time, monitoring and verifying the custodian’s daily calculation of net asset values; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of fund investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the funds’ custodian and dividend disbursing agent and monitoring their services to the funds; assisting the funds in preparing reports to shareholders; acting as liaison with the funds’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of Trustees and committees of Trustees; assisting in the preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the funds.
TAM is directly owned by Transamerica Life Insurance Company (77%) (“TLIC”) and AUSA Holding, LLC (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation (DE) is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.
Management Agreement
TAM has agreed, under each fund’s Management Agreement, to regularly provide the fund with investment management services, including management, supervision and investment research and advice, and to furnish a continuous investment program for the fund’s portfolio of securities and other investments consistent with the fund’s investment objectives, policies and restrictions, as stated in the fund’s prospectus and SAI. TAM also provides supervisory and administrative services to each fund, as well as services incidental to the foregoing services. TAM is permitted to enter into contracts with sub-advisers, subject to the Board’s approval. TAM has entered into sub-advisory agreements, as described below.
As compensation for services performed, each fund pays TAM a fee computed daily at an annual rate of the fund’s average daily net assets as described below. TAM bears all expenses incurred by it in the performance of its duties under each fund’s Management Agreement. A fund bears all expenses not expressly assumed by TAM incurred in the operation of the fund and the offering of its shares.
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The Management Agreement for a fund will terminate, unless sooner terminated as set forth therein, two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of that fund.
Each Management Agreement provides that TAM may render services to others. Under each fund’s Management Agreement, TAM assumes no responsibility other than to render the services called for by the Management Agreement in good faith, and TAM and its affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the fund or in the performance of its other services thereunder. TAM and its affiliates are not protected, however, against any liability to a fund to which TAM or an affiliate would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.
Each Management Agreement provides that it may be terminated with respect to any fund at any time, without the payment of any penalty, upon 60 days’ written notice to TAM, or by TAM upon 60 days’ written notice to the fund. A fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the fund, accompanied by appropriate notice. The Management Agreement terminates automatically in the event of its “assignment” (as defined in the 1940 Act).
TAM has outsourced the provision of certain specific administrative services to State Street. State Street performs back office services to support TAM, including furnishing financial and performance information about the funds for inclusion in regulatory filings and Trustee and shareholder reports; preparing drafts of regulatory filings, Trustee materials, tax returns, and reports and budgets; tax testing; and maintaining books and records. State Street’s address is One Lincoln Street, Boston, MA 02111.
TAM and the Trust have entered into a Management Agreement with respect to each fund under which TAM serves as investment manager performing investment advisory and administrative services for a single management fee.
Investment Manager Compensation
TAM receives compensation calculated daily and paid monthly from the funds, at the annual rates indicated below. TAM pays the sub-advisers their sub-advisory fees out of its management fees.
Fund Name	Percentage of Average Daily Net Assets
Transamerica Asset Allocation Intermediate Horizon	0.12%
Transamerica Asset Allocation Long Horizon	0.12%
Transamerica Asset Allocation Short Horizon	0.12%
Transamerica Balanced II	0.48%
Transamerica Emerging Markets Opportunities	0.83% of the first $250 million 0.80% over $250 million up to $500 million 0.75% in excess of $500 million
Transamerica Government Money Market	0.24% of the first $1 billion 0.22% over $1 billion up to $3 billion 0.21% in excess of $3 billion
Transamerica High Quality Bond	0.38%
Transamerica High Yield Bond	0.554% of the first $1.25 billion 0.544% over $1.25 billion up to $2 billion 0.52% in excess of $2 billion
Transamerica High Yield ESG	0.554% of the first $1.25 billion 0.544% over $1.25 billion up to $2 billion 0.52% in excess of $2 billion
Transamerica Inflation-Protected Securities(1)	0.38%
Transamerica Intermediate Bond	0.38% of the first $2 billion 0.365% over $2 billion up to $3.5 billion 0.36% over $3.5 billion up to $5 billion 0.355% in excess of $5 billion
Transamerica International Equity	0.77% of the first $500 million 0.75% over $500 million up to $1 billion 0.72% over $1 billion up to $2 billion 0.69% over $2 billion up to $6 billion 0.68% in excess of $6 billion
Transamerica International Growth	0.77% of the first $500 million 0.76% over $500 million up to $1 billion 0.71% over $1 billion up to $2 billion 0.695% over $2 billion up to $3 billion 0.68% in excess of $3 billion
Transamerica Large Core	0.45% of the first $250 million 0.44% over $250 million up to $750 million 0.43% in excess of $750 million
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Fund Name	Percentage of Average Daily Net Assets
Transamerica Large Growth
0.65% of the first $1 billion
0.635% over $1 billion up to $1.5 billion
0.615% over $1.5 billion up to $2 billion
0.605% over $2 billion up to $3 billion
0.59% over $3 billion up to $4 billion
0.575% over $4 billion up to $5 billion
0.57% over $5 billion up to $7 billion
0.55% in excess of $7 billion

Transamerica Large Value Opportunities	0.45% of the first $250 million 0.44% over $250 million up to $750 million 0.43% in excess of $750 million
Transamerica Mid Cap Growth	0.705% of the first $200 million 0.685% over $200 million up to $1 billion 0.670% in excess of $1 billion
Transamerica Mid Cap Value Opportunities	0.70% of the first $750 million 0.695% over $750 million up to $1.5 billion 0.685% over $1.5 billion up to $2 billion 0.6775% in excess of $2 billion
Transamerica Small Cap Growth	0.87% of the first $300 million 0.83% in excess of $300 million
Transamerica Small Cap Value	0.80% of the first $300 million 0.75% over $300 million up to $800 million 0.71% in excess of $800 million
Transamerica Sustainable Bond	0.41% of the first $500 million 0.39% over $500 million up to $1 billion 0.38% over $1 billion up to $1.5 billion 0.375% in excess of $1.5 billion
(1) Effective July 2, 2018, PineBridge Investments LLC (“PineBridge”), the sub-adviser for Transamerica Inflation-Protected Securities, agreed to voluntarily waive a portion of its sub-advisory fee (as a percentage of daily nets assets). Effective July 2, 2018, TAM has agreed to voluntarily waive its management fee in an amount equal to any savings resulting from PineBridge’s voluntary waiver of its sub-advisory fee. These waivers by PineBridge and TAM are voluntary. PineBridge’s sub-advisory fee waiver may be discontinued by PineBridge upon obtaining consent from TAM.
The following tables set forth the total amounts the funds paid to TAM (after waivers/expense reimbursements and recapture), Management Fees Waived/Expenses Reimbursed by TAM to the funds, and Management Fees Recaptured by TAM from the funds, if any, for the last three fiscal years. “N/A” in the tables below indicate that the fund was not in operation during the relevant fiscal year and, accordingly, no management fees are shown.
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Fund Name	Management Fees (after waivers/expense reimbursements and recapture)			Management Fees Waived/Expenses Reimbursed
	2020	2019	2018	2020	2019	2018
Transamerica Asset Allocation Intermediate Horizon	$320,671	$354,919	$418,410	$64,991	$72,314	$85,403
Transamerica Asset Allocation Long Horizon	$175,989	$202,625	$243,850	$35,969	$42,559	$51,744
Transamerica Asset Allocation Short Horizon	$128,166	$138,821	$167,837	$25,828	$28,052	$34,074
Transamerica Balanced II	$570,390	$589,726	$563,706	$161	$6,435	$151,430
Transamerica Emerging Markets Opportunities	$3,087,555	N/A	N/A	$518	N/A	N/A
Transamerica Government Money Market	$689,832	$2,747,603	$2,419,499	$2,759,320	$485,121	$776,802
Transamerica High Quality Bond	$725,173	$926,846	$989,566	$25,698	$31,052	$110,446
Transamerica High Yield Bond	$10,499,169	$7,843,516	$8,946,630	$317,259	$245,653	$564,767
Transamerica High Yield ESG	$(31,290)	N/A	N/A	$59,085	N/A	N/A
Transamerica Inflation-Protected Securities	$440,511	$444,791	$358,834	$27,330	$60,560	$259,271
Transamerica Intermediate Bond	$7,920,599	$10,525,992	$11,302,846	$36,908	$54,954	$293,364
Transamerica International Equity	$30,327,361	$35,072,589	$40,981,526	$102,388	$98,681	$38,568
Transamerica International Growth	$9,388,377	$8,526,362	$10,918,077	$791	$559	$67
Transamerica Large Core	$880,281	$1,319,124	$1,696,102	$-	$687	$127,098
Transamerica Large Growth	$5,749,750	$5,163,002	$5,250,548	$20,241	$50,676	$395,793
Transamerica Large Value Opportunities	$1,799,331	$2,564,297	$2,964,564	$8,190	$4,984	$192,908
Transamerica Mid Cap Growth	$2,315,263	$600,850	$1,080,949	$1,292	$100,445	$222,072
Transamerica Mid Cap Value Opportunities	$8,565,211	$10,584,915	$10,273,642	$117,651	$627,978	$1,159,521
Transamerica Small Cap Growth	$1,446,467	$1,131,398	$1,161,965	$16,959	$95,606	$193,051
Transamerica Small Cap Value	$1,050,763	$1,895,351	$2,160,491	$75,692	$16,550	$298,684
Transamerica Sustainable Bond	$(52,511)	N/A	N/A	$78,047	N/A	N/A
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Fund Name	Management Fees Recaptured
	2020	2019	2018
Transamerica Asset Allocation Intermediate Horizon	$-	$6	-
Transamerica Asset Allocation Long Horizon	$5	$30	$382
Transamerica Asset Allocation Short Horizon	$5	-	$12
Transamerica Balanced II	$161	-	$29,489
Transamerica Emerging Markets Opportunities	$431	N/A	N/A
Transamerica Government Money Market	$149,727	$234,866	$311,226
Transamerica High Quality Bond	$2,314	$3,650	$8,200
Transamerica High Yield Bond	$52,168	$15,699	$19,031
Transamerica High Yield ESG	$-	N/A	N/A
Transamerica Inflation-Protected Securities	$36,230	$38,860	$4,856
Transamerica Intermediate Bond	$2,527	$2,366	$7,607
Transamerica International Equity	$20,505	$48,304	$22,968
Transamerica International Growth	$9	$33	$11
Transamerica Large Core	$-	$155,645	$81,120
Transamerica Large Growth	$501	$2,184	$6,517
Transamerica Large Value Opportunities	$17,975	$53,566	$42,264
Transamerica Mid Cap Growth	$24,706	$56,500	$11,531
Transamerica Mid Cap Value Opportunities	$7,470	$86,747	$30,804
Transamerica Small Cap Growth	$17,433	$14,885	$21,483
Transamerica Small Cap Value	$70,928	$2,778	$4,412
Transamerica Sustainable Bond	$-	N/A	N/A
Expense Limitation
TAM has entered into an expense limitation agreement with the Trust on behalf of certain funds, pursuant to which TAM has agreed to implement an expense cap to limit the ordinary operating expenses of one or more share classes of those funds. The expense caps and waived fees and/or reimbursed expenses exclude, as applicable, unless otherwise noted in the prospectus, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, and other expenses not incurred in the ordinary course of the relevant fund’s business. TAM is permitted to recapture amounts waived and/or reimbursed to a class of a fund during the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class, but only if, after such recapture, the class’s expense ratio does not exceed the current expense cap or any other lower limit then in effect for the class. These recapture arrangements may be limited or terminated under certain circumstances. The expense limitation agreement continues automatically for one-year terms unless TAM provides written notice to the Trust prior to the end of the then-current term. In addition, the agreement will terminate automatically upon termination of the Management Agreement.
In addition, TAM or any of its affiliates, in addition to any contractual expense limitation arrangements in effect from time to time, may voluntarily waive fees and/or reimburse expenses of one or more classes of Transamerica Government Money Market to such level(s) as the Trust’s officers may reasonably determine from time to time in an effort to prevent the fund’s yield from falling below zero. Any such waiver or expense reimbursement may be discontinued by TAM or its affiliates at any time. TAM is entitled to reimbursement by the applicable class(es) of the fund of any amounts so waived and/or reimbursed by TAM or any of its affiliates during the previous 36 months so long as the reimbursement does not cause the class’s effective daily yield to be negative. Any reimbursement of amounts voluntarily waived and/or reimbursed may result in the class’s expenses exceeding the contractual expense cap for the class. TAM or its affiliates may request that financial intermediaries reduce or waive amounts payable to those intermediaries with respect to services rendered to Transamerica Government Money Market or its shareholders, and those reductions or waivers may reduce the amounts waived and/or reimbursed by TAM under the contractual and/or voluntary waiver arrangements with respect to the fund. There is no guarantee that Transamerica Government Money Market will be able to prevent a negative yield.
The current expense caps for the applicable share classes of the relevant funds are listed in the table set forth below. Each expense limitation arrangement cannot be terminated prior to its stated expiration date without the Board of Trustees’ consent.
Fund Name	Expense Cap Class R	Expense Cap Class R4	Expense Cap Class I3	Expiration Date of Expense Cap
Transamerica Asset Allocation Intermediate Horizon	0.60%	0.35%	N/A	March 1, 2022
Transamerica Asset Allocation Long Horizon	0.60%	0.35%	N/A	March 1, 2022
Transamerica Asset Allocation Short Horizon	0.60%	0.35%	N/A	March 1, 2022
Transamerica Balanced II	1.10%	0.75%	0.66%	March 1, 2022
Transamerica Emerging Markets Opportunities	1.80%	1.55%	N/A	March 1, 2022
Transamerica Government Money Market[1]	N/A	0.50%	0.38%	March 1, 2022
Transamerica High Quality Bond	1.00%	0.65%	0.52%	March 1, 2022
Transamerica High Yield Bond	1.10%	0.85%	0.67%	March 1, 2022
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Fund Name	Expense Cap Class R	Expense Cap Class R4	Expense Cap Class I3	Expiration Date of Expense Cap
Transamerica High Yield ESG	1.25%	1.00%	N/A	March 1, 2022
Transamerica Inflation-Protected Securities	1.00%	0.65%	0.53%	March 1, 2022
Transamerica Intermediate Bond	1.00%	0.65%	0.50%	March 1, 2022
Transamerica International Equity	1.40%	1.15%	0.90%	March 1, 2022
Transamerica International Growth	1.55%	1.20%	N/A	March 1, 2022
Transamerica Large Core	1.15%	0.83%	0.65%	March 1, 2022
Transamerica Large Growth	1.25%	0.90%	0.75%	March 1, 2022
Transamerica Large Value Opportunities	1.00%	0.75%	0.65%	March 1, 2022
Transamerica Mid Cap Growth	1.35%	0.95%	0.85%	March 1, 2022
Transamerica Mid Cap Value Opportunities	1.25%	0.90%	0.80%	March 1, 2022
Transamerica Small Cap Growth	1.55%	1.15%	1.00%	March 1, 2022
Transamerica Small Cap Value	1.50%	1.10%	0.95%	March 1, 2022
Transamerica Sustainable Bond	1.05%	0.70%	N/A	March 1, 2022
1 Transamerica Government Money Market Class R2: 0.80%
Conflicts of Interest
TAM and its affiliates, directors, officers, employees and personnel (collectively, for purposes of this section, “Transamerica”), including the entities and personnel who may be involved in the management, operations or distribution of the funds are engaged in a variety of businesses and have interests other than those related to managing the funds. Transamerica is a global financial services company with many lines of business providing a wide range of financial services. The broad range of activities and interests of Transamerica gives rise to actual, potential and perceived conflicts of interest that could affect the funds and their shareholders.
Certain actual and potential conflicts of interest are described below. This is not, and is not intended to be, a complete enumeration or description of all the actual and potential conflicts that may arise. Additional or unanticipated conflicts of interest may arise from time to time in the ordinary course of Transamerica’s various businesses.
TAM and the funds have adopted practices, policies and procedures that are intended to identify, manage and, where possible, mitigate conflicts of interest. There is no assurance, however, that these practices, policies and procedures will be effective, and these practices, policies and procedures also may limit the funds’ investment activities and affect their performance.
Transamerica manages or advises other funds and products in addition to the funds (collectively, the “Other Accounts”). In some cases, Transamerica oversees sub-advisers who provide day-to-day investment advice and recommendations with respect to the Other Accounts, and in other cases Transamerica itself performs all aspects of the day-to-day management. Certain Other Accounts have investment objectives similar to or the same as those of the funds and/or engage in transactions in the same types of securities and instruments as the funds. Such transactions could affect the prices and availability of the securities and instruments in which a fund invests, and could have an adverse impact on the fund’s performance. Other Accounts may buy or sell positions while the funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the funds. A position taken by Transamerica, on behalf of one or more Other Accounts, may be contrary to a position taken on behalf of a fund or may be adverse to a company or issuer in which the fund has invested.
The results of the investment activities of the funds may differ significantly from the results achieved for Other Accounts. Transamerica may give advice, and take action, with respect to any current or future Other Accounts that may compete or conflict with advice TAM may give to, or actions TAM may take for, the funds. Transamerica may receive more compensation with respect to certain Other Accounts than that received with respect to the funds or may receive compensation based on the performance of certain Other Accounts. Transamerica personnel may have greater economic and other interests in certain Other Accounts promoted or managed by such personnel as compared to the funds.
TAM and certain of its affiliates provide services including investment management, administration, investment sub-advisory, shareholder servicing, distribution, and transfer agency services to the funds and Other Accounts and earn fees from these relationships. TAM and its affiliates face conflicts of interest when the funds and Other Accounts select affiliated service providers because TAM and/or its affiliates receive greater compensation when they are used. Although these fees are generally based on asset levels, the fees are not directly contingent on fund performance and TAM and its affiliates as service providers will still receive significant compensation from the funds and Other Accounts even if shareholders lose money.
Transamerica and other financial service providers have conflicts associated with their promotion of the funds or other dealings with the funds that would create incentives for them to promote the funds. Transamerica will directly or indirectly receive a portion of the fees and/or commissions charged to the funds or their shareholders. Transamerica will also benefit from increased amounts of assets under management. These compensation matters create a financial incentive on the part of Transamerica to recommend the funds over other accounts or products or to effect transactions differently in the funds as compared to other accounts or products. Transamerica has an interest in increasing fund assets, including in circumstances when that may not be in the funds’ or their shareholders’ interests.
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Transamerica and/or the funds’ sub-advisers (or their affiliates), out of their past profits and other available sources, provide cash payments or non-cash compensation to brokers and other financial intermediaries to promote the distribution of the funds and Other Accounts or the variable insurance contracts that invest in certain Other Accounts. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the funds, the Other Accounts or variable insurance contracts that invest in the Other Accounts, at least in part, based on the level of compensation paid. Revenue sharing payments benefit Transamerica to the extent the payments result in more assets being invested in the funds, Other Accounts or the variable insurance contracts that invest in the Other Accounts on which fees are being charged. Certain fund sub-advisers (or their affiliates) make revenue sharing payments to Transamerica in connection with investments by holders of variable insurance contracts and other retirement products in funds advised by the sub-adviser (or its affiliates) that are offered in Transamerica insurance and retirement products. Certain sub-advisers have funds that are offered in these products which make Rule 12b-1 and/or other payments to Transamerica. Certain fund sub-advisers (or their affiliates) also make revenue sharing payments to Transamerica for their participation in functions, events and meetings sponsored by Transamerica. These payments present certain conflicts of interest and may provide a disincentive for TAM to recommend the termination of such sub-advisers.
Certain Other Accounts are offered as investment options through variable insurance contracts offered and sold by Transamerica insurance companies. The performance of certain funds and Other Accounts impacts Transamerica’s financial exposure under guarantees that the Transamerica insurance companies provide as issuers of the variable insurance contracts. TAM’s investment decisions and the design of the applicable funds and Other Accounts may be influenced by these factors. For example, a fund or Other Account being managed or designed in a more conservative fashion may help reduce potential losses and/or mitigate financial risks to the Transamerica insurance companies that provide the guarantees, and facilitate the provision of those guaranteed benefits, including by making more predictable the costs of the guarantees and by reducing the capital needed to provide them.
TAM serves as investment manager to and is responsible for all aspects of the day-to-day investment advice and management of certain funds and Other Accounts which operate as funds of funds that invest in affiliated underlying funds and/or Other Accounts, and TAM is subject to conflicts of interest in allocating the funds of funds’ assets among the underlying funds or Other Accounts. For certain funds and Other Accounts that operate as funds of funds, TAM has hired a sub-adviser and benefits when the sub-adviser allocates the fund of funds’ or Other Accounts’ assets to an affiliated fund. TAM has designed certain funds and Other Accounts that operate as funds of funds where only affiliated funds are underlying investment options. This means that TAM or a fund of funds’ sub-adviser, as applicable, does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for these funds and Other Accounts, even if unaffiliated funds have better investment performance or lower total expenses. TAM will receive more revenue when it or a sub-adviser selects an affiliated fund rather than an unaffiliated fund for inclusion in a fund of funds. This conflict provides an incentive for TAM to include affiliated funds as investment options for funds of funds and, when making the underlying fund selections, to cause investments by funds of funds in affiliated funds that perform less well than unaffiliated funds. The inclusion of affiliated funds will also permit TAM and/or the sub-adviser to make increased revenue sharing payments, including to Transamerica. TAM has an incentive for a fund or Other Account’s assets to be allocated to those underlying funds or Other Accounts for which the net management fees payable to TAM are higher than the fees payable by other underlying funds or Other Accounts or to those underlying funds or Other Accounts for which an affiliate of TAM serves as the sub-adviser. TAM also has an incentive for a fund or Other Account’s assets to be allocated to subscale underlying funds or Other Accounts to provide scale and reduce amounts waived and/or reimbursed by TAM to maintain applicable expense caps. Sub-advisers to certain funds of funds that are funds and certain funds of funds that are Other Accounts also have conflicts of interest in allocating the funds of funds’ assets among underlying funds and/or Other Accounts, including where the sub-adviser acts as investment adviser or sub-adviser to available underlying funds and/or Other Accounts. TAM Compliance monitors allocation changes by the funds of funds.
TAM may have a financial incentive to implement certain changes to the funds or Other Accounts. For example, TAM may, from time to time, recommend a change in sub-adviser or the combination of two or more funds. Transamerica will benefit to the extent that an affiliated sub-adviser replaces an unaffiliated sub-adviser or additional assets are combined into a fund or Other Account having a higher net management fee payable to TAM and/or that is sub-advised by an affiliate of TAM. TAM will also benefit to the extent that it replaces a sub-adviser with a new sub-adviser with a lower sub-advisory fee. Any recommendation to the Board concerning the appointment of or continued service of an affiliated sub-adviser for a fund, or a fund combination, is subject to TAM’s fiduciary duty to act in the best interests of a fund and its shareholders. Moreover, TAM’s “manager of managers” exemptive order from the SEC requires fund shareholder approval of any sub-advisory agreement appointing an affiliated sub-adviser as the sub-adviser to a fund (in the case of a new fund, the initial sole shareholder of the fund, typically an affiliate of Transamerica, may provide this approval).
The aggregation of assets of multiple funds or Other Accounts for purposes of calculating breakpoints or discounts in sub-advisory fees based on the level of assets allocated to a sub-adviser across funds and/or Other Accounts or otherwise, as applicable, give rise to actual, potential and/or perceived conflicts of interest that could disadvantage the funds and their shareholders. This aggregation of assets creates an incentive for TAM to select sub-advisers, or allocate additional assets to a sub-adviser, where the selection or allocation may serve to lower a
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sub-advisory fee and possibly increase the management fee retained by TAM on a fund and provides a disincentive for TAM to recommend the termination of a sub-adviser from a fund if the termination will cause the sub-advisory fee payable by TAM to increase on a fund and/or Other Account that aggregates its assets with the fund or if the assets of the fund are counted as part of a sub-advisory fee discount arrangement.
Transamerica has existing and may have potential future other business dealings or arrangements with current or proposed sub-advisers or other fund service providers (or their affiliates) recommended by TAM. Such other business dealings or arrangements present conflicts of interest that could influence TAM’s selection and retention or termination of sub-advisers or service providers. For example, TAM has an incentive to hire as a sub-adviser or other service provider an entity with which TAM or one or more of its affiliates have, or would like to have, significant or other business dealings or arrangements, and TAM has a disincentive to recommend the termination of such a sub-adviser or service provider.
TAM and/or its affiliates also derive ancillary benefits from providing investment management, administration, investment sub-advisory, shareholder servicing, distribution, and transfer agency services to the funds and Other Accounts, and providing such services to the funds and Other Accounts may enhance TAM’s and/or its affiliates’ relationships with various parties, facilitate additional business development, and enable TAM and/or its affiliates to obtain additional business and generate additional revenue.
The range of activities, services and interests of a sub-adviser may give rise to actual, potential and/or perceived conflicts of interest that could disadvantage a fund and its shareholders. Among other things, a sub-adviser’s portfolio managers may manage multiple funds and accounts for multiple clients. In addition to one or more funds, these funds and accounts may include, for example, other mutual funds, separate accounts, collective trusts and offshore funds. Managing multiple funds and accounts may give rise to actual or potential conflicts of interest, including, for example, conflicts among investment strategies, conflicts in the allocation of limited investment opportunities, and conflicts in the aggregation and allocation of securities trades. A sub-adviser’s portfolio managers may also manage funds or accounts with different fee rates and/or fee structures, including performance-based fee arrangements. Differences in fee arrangements may create an incentive for a portfolio manager to favor higher-fee funds or accounts. A sub-adviser and/or their respective affiliates also may derive ancillary benefits from providing investment sub-advisory services to a fund, and providing such services to a fund may enhance the sub-adviser’s and/or applicable affiliate(s)’ relationships with various parties, facilitate additional business development, and enable the sub-adviser and/or affiliate to obtain additional business and generate additional revenue. Please see Appendix B for a further discussion of sub-adviser conflicts of interest.
Sub-Advisers
Each sub-adviser listed below serves, pursuant to a sub-advisory agreement between TAM and such sub-adviser, as sub-adviser to the applicable fund. Pursuant to the sub-advisory agreements, each sub-adviser carries out and effectuates the investment strategy designed for the funds by TAM. Subject to review by TAM and the Board, the sub-advisers are responsible for providing day-to-day investment advice and recommendations for the fund(s) TAM assigns to them and for making decisions to buy, sell or hold a particular security. Each sub-adviser bears all of its expenses in connection with the performance of its services under its sub-advisory agreement such as compensating its officers and employees connected with investment and economic research, trading and investment management of the respective fund(s) and furnishing them office space.
Each sub-advisory agreement will terminate, unless sooner terminated as set forth therein, two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of the particular fund.
Each of the sub-advisers also serves as investment adviser or sub-adviser to other funds and/or private accounts that may have investment objectives identical or similar to those of the funds. Securities frequently meet the investment objectives of one or all of these funds, the other funds and the private accounts. In such cases, a sub-adviser’s decision to recommend a purchase to one fund or account rather than another is based on a number of factors as set forth in the sub-advisers’ allocation procedures. The determining factors in most cases are the amounts available for investment by each fund or account, the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Another factor considered in the investment recommendations is other investments which each fund or account presently has in a particular industry.
It is possible that at times identical securities will be held by more than one fund or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or private accounts served by a sub-adviser seeks to acquire or sell the same security at about the same time, either the price obtained by the funds or the amount of securities that may be purchased or sold by a fund at one time may be adversely affected. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the funds. In the event more than one fund or account purchases or sells the same security on a given date, the purchase and sale transactions are allocated among the fund(s), the other funds and the private accounts in a manner believed by the sub-advisers to be equitable to each.
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Each sub-adviser is a registered investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”). Certain sub-advisers have entered into participating affiliate agreements with certain of their affiliates pursuant to which those affiliates provide services, such as investment advisory and trading services, to the sub-advisers.
Aegon USA Investment Management, LLC, located at 6300 C Street SW, Cedar Rapids, IA 52499, is a registered investment adviser. Aegon USA Investment Management, LLC is a wholly owned, indirect subsidiary of Aegon NV, a Netherlands corporation and publicly traded international insurance group, and is an affiliate of TAM.
Sub-Advisory Fees
TAM, not the funds, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense. As a matter of administrative convenience, sub-advisory fees may be deducted directly from a fund’s bank account, in which case payment to TAM of the management fee would be net of amounts paid to the applicable sub-adviser.
Each sub-adviser receives monthly compensation from TAM at the annual rate of a specified percentage, indicated below, of the applicable fund’s average daily net assets:
Fund	Sub-Adviser	Sub-Advisory Fees
Transamerica Balanced II	Aegon USA Investment Management, LLC(1)	0.12% of the first $1 billion 0.05% in excess of $1 billion
	J.P. Morgan Investment Management Inc.(2)	0.15% of the first $2 billion 0.13% over $2 billion up to $3 billion 0.12% over $3 billion up to $4 billion 0.11% in excess of $4 billion
Transamerica Emerging Markets Opportunities	Wellington Management Company LLP	0.40% of the first $250 million 0.33% in excess of $250 million
Transamerica Government Money Market	BlackRock Investment Management, LLC	0.024%
Transamerica High Quality Bond	Merganser Capital Management, LLC	0.20% of the first $100 million 0.15% over $100 million up to $200 million 0.10% over $200 million up to $300 million 0.05% in excess of $300 million
Transamerica High Yield Bond(3)	Aegon USA Investment Management, LLC	0.35% of the first $20 million 0.24% over $20 million up to $40 million 0.19% over $40 million up to $125 million 0.14% in excess of $125 million
Transamerica High Yield ESG(3)	Aegon USA Investment Management, LLC	0.35% of the first $20 million 0.24% over $20 million up to $40 million 0.19% over $40 million up to $125 million 0.14% in excess of $125 million
Transamerica Inflation-Protected Securities(4)	PineBridge Investments LLC	0.15% of the first $100 million 0.10% over $100 million up to $250 million 0.05% in excess of $250 million
Transamerica Intermediate Bond(5)	Aegon USA Investment Management, LLC	0.12% of the first $1 billion 0.05% in excess of $1 billion
Transamerica International Equity(6)	Thompson, Siegel & Walmsley LLC	0.30% of the first $1 billion 0.28% over $1 billion up to $2 billion 0.265% in excess of $2 billion
Transamerica International Growth(7)	TDAM USA Inc.	0.27% of the first $1 billion 0.25% over $1 billion up to $2 billion 0.24% in excess of $2 billion
Transamerica Large Core(8)	PineBridge Investments LLC	0.10% of the first $250 million 0.09% over $250 million up to $500 million 0.08% in excess of $500 million
Transamerica Large Growth	Morgan Stanley Investment Management Inc.(9)	0.27% of the first $1.5 billion 0.23% over $1.5 billion up to $3 billion 0.22% over $3 billion up to $5 billion 0.20% in excess of $5 billion
	Wellington Management Company LLP(10)	0.18% of the first $500 million 0.17% over $500 million up to $1 billion 0.16% over $1 billion up to $2 billion 0.15% in excess of $2 billion
Transamerica Large Value Opportunities(11)	PineBridge Investments LLC	0.10% of the first $250 million 0.09% over $250 million up to $500 million 0.08% in excess of $500 million
Transamerica Mid Cap Growth	Wellington Management Company LLP	0.33% of the first $200 million 0.31% in excess of $200 million
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Fund	Sub-Adviser	Sub-Advisory Fees
Transamerica Mid Cap Value Opportunities(12)	Thompson, Siegel & Walmsley LLC	0.275% of the first $750 million 0.27% over $750 million up to $1.5 billion 0.265% over $1.5 billion up to $2 billion 0.26% in excess of $2 billion
Transamerica Small Cap Growth	Ranger Investment Management, L.P.	0.415% of the first $300 million 0.375% in excess of $300 million
Transamerica Small Cap Value	Peregrine Capital Management, LLC	0.36% of the first $300 million 0.31% over $300 million up to $800 million 0.30% in excess of $800 million
Transamerica Sustainable Bond	Aegon USA Investment Management, LLC	0.12% of the first $250 million 0.10% over $250 million up to $500 million 0.08% over $500 million up to $1 billion 0.075% in excess of $1 billion
(1) The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined average daily net assets of Transamerica Intermediate Bond, the portion of assets of Transamerica Multi-Managed Balanced and Transamerica Multi-Managed Balanced VP, and the portion of assets of Balanced Ret Opt and Bond Ret Opt, each separately managed accounts of Transamerica Life Insurance Company, that are advised by Aegon USA Investment Management, LLC.
(2) The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica JPMorgan Enhanced Index VP and AEGON Balanced Retirement Opportunities plus the assets of Transamerica Balanced II, Transamerica Multi-Managed Balanced and Transamerica Multi-Managed Balanced VP allocated to J.P. Morgan Investment Management Inc. by TAM from time to time. Effective May 1, 2020, the sub-adviser agreed to voluntarily waive a portion of its sub-advisory fee (as a percentage of net assets) when the assets of these mandates, in the aggregate, exceed a specified level. This waiver is voluntary and may be discontinued by the sub-adviser upon obtaining consent from TAM.
(3) The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica High Yield Bond, Transamerica Aegon High Yield Bond VP and Transamerica High Yield ESG.
(4) The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Unconstrained Bond. Effective July 2, 2018, the sub-adviser agreed to voluntarily waive a portion of its sub-advisory fee (as a percentage of daily net assets). This waiver is voluntary and may be discontinued by the sub-adviser upon obtaining consent from TAM.
(5) The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Multi-Managed Balanced, Transamerica Multi-Managed Balanced VP, Transamerica Balanced II, and the portion of assets of Balanced Ret Opt and Bond Ret Opt, each separately managed accounts of Transamerica Life Insurance Company that are advised by Aegon USA Investment Management, LLC.
(6) The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica TS&W International Equity VP.
(7) The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the assets of Transamerica International Growth VP.
(8) The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the assets of Transamerica Large Value Opportunities.
(9) The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica Capital Growth, Transamerica Morgan Stanley Capital Growth VP and Morgan Stanley Growth Retirement Option, a separately managed account of Transamerica Life Insurance Company that is also advised by Morgan Stanley Investment Management Inc.
(10) The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica US Growth, Transamerica WMC US Growth VP and the portion of the assets of Transamerica Large Growth that are sub-advised by Wellington Management Company LLP, and WMC Core Equity and Disciplined US Growth Equity, each separately managed accounts of Transamerica Life Insurance Company that are advised by Wellington Management Company LLP. Effective August 2, 2019, the sub-adviser agreed to voluntarily waive a portion of its sub-advisory fee (as a percentage of net assets) when the assets of these mandates, in the aggregate, exceed a specified level. This waiver is voluntary and may be discontinued by the sub-adviser upon obtaining consent from TAM.
(11) The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the assets of Transamerica Large Core.
(12) The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the assets of Transamerica Small/Mid Cap Value and Transamerica Small/Mid Cap Value VP for the portion of assets that are sub-advised by Thompson, Siegel & Walmsley LLC.
The following table sets forth the total amounts of sub-advisory fee paid by TAM, on behalf of a fund, to each sub-adviser for the last three fiscal years.
“N/A” in the table below indicates that the fund was not in operation or did not have a sub-adviser during the relevant fiscal year and, accordingly, no sub-advisory fees are shown.
	Sub-Advisory Fees Paid (Net of Fees Reimbursed)
Fund Name	2020	2019	2018
Transamerica Asset Allocation Intermediate Horizon	N/A	N/A	N/A
Transamerica Asset Allocation Long Horizon	N/A	N/A	N/A
Transamerica Asset Allocation Short Horizon	N/A	N/A	N/A
Transamerica Balanced II	$132,920	$162,438	$185,593
Transamerica Emerging Markets Opportunities	$1,388,878	N/A	N/A
Transamerica Government Money Market	$337,290	$305,221	$464,088
Transamerica High Quality Bond	$340,457	$401,120	$437,073
Transamerica High Yield Bond	$2,842,721	$2,183,987	$2,568,654
Transamerica High Yield ESG	$7,134	N/A	N/A
Transamerica Inflation-Protected Securities	$156,691	$171,562	$210,578
Transamerica Intermediate Bond	$1,478,231	$1,889,537	$2,014,235
Transamerica International Equity	$11,743,771	$13,575,292	$15,837,320
Transamerica International Growth	$3,251,548	$2,950,788	$4,186,619
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	Sub-Advisory Fees Paid (Net of Fees Reimbursed)
Fund Name	2020	2019	2018
Transamerica Large Core	$180,663	$230,682	$508,622
Transamerica Large Growth	$1,679,967	$1,801,858	$1,972,589
Transamerica Large Value Opportunities	$370,117	$504,312	$1,153,441
Transamerica Mid Cap Growth	$1,055,300	$303,005	$645,782
Transamerica Mid Cap Value Opportunities	$3,354,363	$4,292,930	$4,395,960
Transamerica Small Cap Growth	$687,995	$578,195	$636,134
Transamerica Small Cap Value	$470,266	$859,106	$1,092,533
Transamerica Sustainable Bond	$7,393	N/A	N/A
Transamerica Government Money Market
On November 1, 2018, TAM hired BlackRock Investment Management, LLC as sub-adviser to Transamerica Government Money Market to furnish day-to-day investment advice and recommendations to the fund. Prior to November 1, 2018, Aegon USA Investment Management, LLC (“AUIM”) served as sub-adviser to Transamerica Government Money Market.
Transamerica Inflation-Protected Securities
On June 29, 2018, TAM hired PineBridge Investments LLC as sub-adviser to Transamerica Inflation-Protected Securities to furnish day-to-day investment advice and recommendations to the fund. Prior to June 29, 2018, BlackRock Financial Management, Inc. served as sub-adviser to Transamerica Inflation-Protected Securities. BlackRock Financial Management, Inc. was paid $145,755 for the fiscal year ended October 31, 2018.
Transamerica Large Core
On September 1, 2018, TAM hired PineBridge Investments LLC as sub-adviser to Transamerica Large Core to furnish day-to-day investment advice and recommendations to the fund. Prior to September 1, 2018, AJO, LP (“AJO”) served as sub-adviser to Transamerica Large Core. AJO was paid $466,954 for the fiscal year ended October 31, 2018.
Transamerica Large Growth
On October 18, 2019, TAM hired Morgan Stanley Investment Management Inc. as co-sub-adviser to Transamerica Large Growth to furnish day-to-day investment advice and recommendations to the fund. Prior to October 18, 2019, Jennison Associates LLC (“Jennison”) served as co-sub-adviser to Transamerica Large Growth. Jennison was paid $1,063,998 for the fiscal year ended October 31, 2019.
Transamerica Large Value Opportunities
On September 1, 2018, TAM hired PineBridge Investments LLC as sub-adviser to Transamerica Large Value Opportunities to furnish day-to-day investment advice and recommendations to the fund. Prior to September 1, 2018, AJO, LP (“AJO”) served as sub-adviser to Transamerica Large Value Opportunities. AJO was paid $1,060,634 for the fiscal year ended October 31, 2018.
Transamerica Mid Cap Growth
On December 1, 2018, TAM hired Wellington Management Company LLP as sub-adviser to Transamerica Mid Cap Growth to furnish day-to-day investment advice and recommendations to the fund. Prior to December 1, 2018, Quantum Capital Management, LLP (“Quantum”) served as sub-adviser to Transamerica Mid Cap Growth.
Transamerica Small Cap Value
On November 1, 2018, TAM hired Peregrine Capital Management, LLC as sub-adviser to Transamerica Small Cap Value to furnish day-to-day investment advice and recommendations to the fund. Prior to November 1, 2018, Boston Advisors, LLC (“Boston Advisors”) served as sub-adviser to Transamerica Small Cap Value.
Portfolio Manager Information
Information regarding other accounts for which any portfolio manager is primarily responsible for the day-to-day investment advice and management or recommendations, a description of any material conflict of interest that may arise in connection with the portfolio manager’s management of the fund’s investments, the structure of, and method used to determine, the compensation of each portfolio manager and the dollar range of equity securities in the fund beneficially owned by each portfolio manager are provided in Appendix B of this SAI.
59

Transfer Agent
TFS serves as the transfer agent, withholding agent and dividend disbursing agent for each fund. As transfer agent, TFS maintains an account for each shareholder of a fund and performs other transfer agency functions. TFS has outsourced the provision of certain transfer agency services to DST Asset Manager Solutions, Inc., located at 2000 Crown Colony Drive, Quincy, MA 02169.
Class R2 shares pay sub-transfer agency fees to financial intermediaries (including affiliates of TAM) that provide sub-transfer agency, recordkeeping and/or shareholder services to shareholder accounts in lieu of TFS providing such services. The other share classes do not pay sub-transfer agency fees directly, but TFS may use its available resources to pay for sub-transfer agency services for any share class, including those that pay sub-transfer agency fees directly.
Each share class pays the following transfer agency fees and, as applicable, sub-transfer agency fees:
Class R*
Open Account	$24.00 per account
Closed Account	$2.00 per account
Class I3, R4*
Asset Fee to TFS	0.75 bps
Class R2*
Sub-Transfer Agent and Omnibus Intermediary Fees	$11.00 per account
*Applicable out-of-pocket expenses including, but not limited to, quarterly shareholder statements and postage, will be charged directly to the funds.
Transaction requests should be mailed to Transamerica Funds, P.O. Box 219945, Kansas City, MO 64121-9945 or Transamerica Funds, 330 W. 9th Street, Kansas City, MO 64105 (for overnight mail).
There were no brokerage credits received for the periods ended October 31, 2020, 2019 and 2018.
Custodian
State Street, located at One Lincoln Street, Boston, MA 02111, serves as the Trust’s custodian.
State Street, among other things, maintains a custody account or accounts in the name of each fund, receives and delivers all assets for the funds upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the funds and makes disbursements on behalf of the funds. State Street neither determines the funds’ investment policies nor decides which securities the funds will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The funds may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also acts as the funds’ securities lending agent and receives a share of the income generated by such activities.
Securities Lending Activities
The dollar amounts of income and fees and compensation paid to all service providers (including fees paid to State Street as securities lending agent and for cash collateral management) related to those funds that engaged in securities lending activities during the most recent fiscal year are provided in Appendix C of this SAI. The securities lending agent’s fees will be calculated on, and deducted from, the securities lending revenues of the applicable funds.
To the extent a fund engaged in securities lending activities, the services provided by State Street as securities lending agent would include: selection of securities to be loaned; locating borrowers previously approved by the funds’ board; negotiation of loan terms; monitoring daily the value of the loaned securities and collateral; requiring additional collateral as necessary; investing cash collateral in accordance with the funds’ instructions; marking to market non-cash collateral; maintaining custody of non-cash collateral; recordkeeping and account servicing; monitoring dividend activity and material proxy votes relating to loaned securities; transferring loaned securities; recalling loaned securities in accordance with the funds’ instructions; and arranging for return of loaned securities to the fund at loan termination.
Independent Registered Public Accounting Firm
Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116, serves as the Trust’s independent registered public accounting firm, and provides audit services and tax return review services.
60

Distributor and Distribution Plan
Distributor
Under the Underwriting Agreement, Transamerica Capital, Inc. (“TCI”), located at 1801 California Street, Suite 5200, Denver, CO 80202, is appointed as principal underwriter and distributor in connection with the offering and sale of shares of each fund. TCI is an affiliate of TAM. TCI offers the shares on an agency or “best efforts” basis under which a fund issues only the number of shares actually sold. Shares of each fund are continuously offered by TCI.
The Underwriting Agreement is renewable from year to year with respect to a fund if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.
The Underwriting Agreement is terminable with respect to any fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by TCI, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Underwriting Agreement will automatically and immediately terminate in the event of its assignment.
“N/A” in the tables below indicates that the fund was not in operation during the relevant fiscal year or had share classes with no underwriting commissions, accordingly, no information is shown.
Underwriting Commission
Fund Name	Commissions Received for the Period Ended October 31			Commissions Retained for the Period Ended October 31
	2020	2019	2018	2020	2019	2018
Transamerica Asset Allocation Intermediate Horizon	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Asset Allocation Long Horizon	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Asset Allocation Short Horizon	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Balanced II	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Emerging Markets Opportunities	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Government Money Market	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica High Quality Bond	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica High Yield Bond	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica High Yield ESG	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Inflation-Protected Securities	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Intermediate Bond	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica International Equity	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica International Growth	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Large Core	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Large Growth	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Large Value Opportunities	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Mid Cap Growth	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Mid Cap Value Opportunities	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Small Cap Growth	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Small Cap Value	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Sustainable Bond	N/A	N/A	N/A	N/A	N/A	N/A

Fund Name	For the Period Ended October 31, 2020
	Net Underwriting Discounts and Commissions	Compensation on Redemptions & Repurchases	Brokerage Commissions	Other Compensation
Transamerica Asset Allocation Intermediate Horizon	N/A	N/A	N/A	$1,583,126
Transamerica Asset Allocation Long Horizon	N/A	N/A	N/A	$861,855
Transamerica Asset Allocation Short Horizon	N/A	N/A	N/A	$636,364
Transamerica Balanced II	N/A	N/A	N/A	$339,229
Transamerica Emerging Markets Opportunities	N/A	N/A	N/A	N/A
Transamerica Government Money Market	N/A	N/A	N/A	$132,550
Transamerica High Quality Bond	N/A	N/A	N/A	$163,305
Transamerica High Yield Bond	N/A	N/A	N/A	$1,274,322
Transamerica High Yield ESG	N/A	N/A	N/A	N/A
Transamerica Inflation-Protected Securities	N/A	N/A	N/A	$55,553
Transamerica Intermediate Bond	N/A	N/A	N/A	$638,243
Transamerica International Equity	N/A	N/A	N/A	$185,151
Transamerica International Growth	N/A	N/A	N/A	N/A
61

Fund Name	For the Period Ended October 31, 2020
	Net Underwriting Discounts and Commissions	Compensation on Redemptions & Repurchases	Brokerage Commissions	Other Compensation
Transamerica Large Core	N/A	N/A	N/A	$300,248
Transamerica Large Growth	N/A	N/A	N/A	$805,163
Transamerica Large Value Opportunities	N/A	N/A	N/A	$379,146
Transamerica Mid Cap Growth	N/A	N/A	N/A	$109,146
Transamerica Mid Cap Value Opportunities	N/A	N/A	N/A	$473,387
Transamerica Small Cap Growth	N/A	N/A	N/A	$76,255
Transamerica Small Cap Value	N/A	N/A	N/A	$32,778
Transamerica Sustainable Bond	N/A	N/A	N/A	N/A

Distribution Plan
The Trust adopted a distribution plan (“12b-1 Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act applicable to Class R, Class R2 and Class R4 shares of the funds, as applicable. Class I3 shares are not subject to distribution and service fees.
Each fund’s 12b-1 Distribution Plan permits the fund to pay fees to TCI and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the 12b-1 Distribution Plan, the fund would not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. Under each 12b-1 Distribution Plan, a fund may pay the fees to the Distributor and others until the 12b-1 Distribution Plan is terminated or not renewed.
The 12b-1 Distribution Plan will remain in effect for successive one year periods, so long as such continuance is approved annually by vote of the fund’s Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such continuance. For so long as the 12b-1 Distribution Plan is in effect, selection and nomination of the Trustees who are not interested persons of the fund shall be committed to the discretion of the Trustees who are not interested persons of the fund.
The 12b-1 Distribution Plan may be amended by vote of the Trustees, including a majority of the Independent Trustees of the fund that have no direct or indirect financial interest in the operation of the 12b-1 Distribution Plan or any agreement relating thereto, cast in person at a meeting called for that purpose. Any amendment of the 12b-1 Distribution Plan that would materially increase the costs to a fund requires approval by the shareholders of that fund.
Any amendment of the 12b-1 Distribution Plan that would materially increase the costs to a particular class of shares of a fund also requires approval by the shareholders of that class.
A 12b-1 Distribution Plan may be terminated as to a class of shares of a fund at any time by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the applicable class.
Under the 12b-1 Distribution Plan for Class R shares, a fund may pay TCI and/or financial intermediaries annual distribution and service fees of up to 0.50% of the average daily net assets of the fund’s Class R shares. For Class R2 and Class R4 shares, a fund may pay TCI and/or financial intermediaries annual distribution and service fees of up to 0.25% of the average daily net assets of the fund’s Class R2 and Class R4 shares.
Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Financial intermediaries that receive distribution and/or service fees may in turn pay and/or reimburse all or a portion of these fees to their customers. The prospectus contains a description of distribution and service fees payable under the 12b-1 Distribution Plan with respect to the shares offered in that prospectus.
TCI may use the fees payable under the 12b-1 Distribution Plan as it deems appropriate to pay for activities or expenses primarily intended to result in the sale of Class R, Class R2 or Class R4 shares, or in personal service to and/or maintenance of these shareholder accounts.
More specifically, these fees may be used by TCI or a financial intermediary for expenses related to a fund, including: costs of printing and distributing the fund prospectuses, statements of additional information and reports to prospective investors in the fund; costs involved in preparing, printing and distributing sales literature pertaining to the fund and reports for persons other than existing shareholders; an allocation of overhead and other branch office distribution-related expenses of TCI or a financial intermediary; payments made to, and expenses of, a TCI or a financial intermediary and other persons who provide support or personal services to shareholders in connection with the distribution of the fund’s shares; and interest-related expenses, or the cost of capital associated with, the financing of any of the foregoing. In the case of funds or classes of shares that are closed to new investors or investments, TCI also may use the fees payable under the 12b-1 Distribution Plan to make payments to brokers and other financial intermediaries for past sales and distribution efforts.
62

In the case of a fund or a class of shares that is closed to new investors or investments, the fees are paid for services to and for maintenance of existing shareholder accounts and compensation of broker-dealers or other intermediaries for past sales and distribution efforts.
In determining whether to approve the 12b-1 Distribution Plan and the Distribution Agreements, the Trustees considered the anticipated benefits to shareholders from adopting the 12b-1 Distribution Plans and Distribution Agreements. The Trustees were informed by representatives of TCI that payments of distribution-related expenses by the funds under the 12b-1 Distribution Plans would provide incentives to TCI to establish and maintain an enhanced distribution system whereby new investors will be attracted to the funds. The Trustees believe the 12b-1 Distribution Plan will enable each fund to promote sales of its shares and provide personal service and maintenance with respect to shareholder accounts as appropriate for the fund. In turn, these promotion efforts are expected to result in increased sales and lead to an increase in a fund’s net asset levels, which should enable the funds to achieve economies of scale and lower their per-share operating expenses. In addition, higher net asset levels could enhance the investment management of the funds, for net inflows of cash from new sales may enable a fund’s investment manager and sub-adviser to take advantage of attractive investment opportunities. Finally, reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the capital necessary to meet redemption requests.
The 12b-1 Distribution Plan requires that at least quarterly the Trust and the Distributor shall provide to the Board of Trustees and the Board of Trustees shall review a written report of the amounts expended (and the purposes therefor) under the 12b-1 Distribution Plan.
Distribution Fees Paid Under the 12b-1 Distribution Plan
For the fiscal year ended October 31, 2020, Class R and Class R4 shares of the Trust paid $2,881,188.27 and $2,208,507.08, respectively, to Transamerica Retirement Solutions, LLC.
The table below shows the total dollar amounts paid to the Distributor for the last three fiscal years.
“N/A” in the table below indicates that the fund was not in operation during the relevant fiscal year and, accordingly, no distribution fees are shown.
Fund	2020	2019	2018
Transamerica Asset Allocation Intermediate Horizon	$627,248	$701,689	$39,173
Transamerica Asset Allocation Long Horizon	$344,727	$402,647	$21,809
Transamerica Asset Allocation Short Horizon	$250,452	$274,076	$15,987
Transamerica Balanced II	$132,415	$147,018	$8,662
Transamerica Emerging Markets Opportunities	$0	N/A	N/A
Transamerica Government Money Market	$0	$0	$187,063
Transamerica High Quality Bond	$102,148	$99,450	$5,632
Transamerica High Yield Bond	$875,967	$760,000	$99,281
Transamerica High Yield ESG	$0	N/A	N/A
Transamerica Inflation-Protected Securities	$23,780	$29,673	$2,892
Transamerica Intermediate Bond	$329,508	$375,080	$39,001
Transamerica International Equity	$41,603	$41,605	N/A
Transamerica International Growth	$0	$0	$15,760
Transamerica Large Core	$17,241	$20,808	$15,943
Transamerica Large Growth	$114,512	$97,241	$49,365
Transamerica Large Value Opportunities	$49,082	$88,554	$16,778
Transamerica Mid Cap Growth	$11,262	$16,341	$31,734
Transamerica Mid Cap Value Opportunities	$185,927	$650,160	$60,045
Transamerica Small Cap Growth	$7,831	$14,489	$36,588
Transamerica Small Cap Value	$2,660	$3,917	$8,815
Transamerica Sustainable Bond	$0	N/A	N/A
The table below shows total distribution and service fees and expenses paid to the Distributor for the fiscal year ended October 31, 2020 with respect to Class R and Class R4 shares of the funds.
“N/A” in the table below indicates that the fund was not in operation during the relevant fiscal year and, accordingly, no distribution fees are shown.
Transamerica Asset Allocation Intermediate Horizon
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$ 0	$ 0
Compensation to Sales Personnel	305,887	9,337
Printing and Postage	8,031	245
63

Transamerica Asset Allocation Intermediate Horizon
Promotion and Distribution Expenses	Class R	Class R4
Promotional Expenses	36,616	1,118
Travel	17,339	529
Office and Other Expenses	240,796	7,350
TOTALS	$ 608,669	$18,579

Transamerica Asset Allocation Long Horizon
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$ 0	$ 0
Compensation to Sales Personnel	164,891	8,352
Printing and Postage	4,329	219
Promotional Expenses	19,738	1,000
Travel	9,347	473
Office and Other Expenses	129,803	6,575
TOTALS	$ 328,108	$16,619

Transamerica Asset Allocation Short Horizon
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$ 0	$ 0
Compensation to Sales Personnel	123,802	2,063
Printing and Postage	3,250	54
Promotional Expenses	14,819	247
Travel	7,018	117
Office and Other Expenses	97,458	1,624
TOTALS	$ 246,347	$4,105

Transamerica Balanced II
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$ 0	$ 0
Compensation to Sales Personnel	66,545	0
Printing and Postage	1,747	0
Promotional Expenses	7,966	0
Travel	3,772	0
Office and Other Expenses	52,385	0
TOTALS	$ 132,415	$0

Transamerica Emerging Markets Opportunities
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	N/A	N/A
Compensation to Sales Personnel	N/A	N/A
Printing and Postage	N/A	N/A
Promotional Expenses	N/A	N/A
Travel	N/A	N/A
Office and Other Expenses	N/A	N/A
TOTALS	N/A	N/A

Transamerica Government Money Market
Promotion and Distribution Expenses	Class R2	Class R4
Compensation to dealers	$ 0	$ 0
Compensation to Sales Personnel	0	0
Printing and Postage	0	0
Promotional Expenses	0	0
Travel	0	0
Office and Other Expenses	0	0
TOTALS	$ 0	$0

Transamerica High Quality Bond
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$ 0	$ 0
Compensation to Sales Personnel	12,735	38,600
Printing and Postage	334	1,013
64

Transamerica High Quality Bond
Promotion and Distribution Expenses	Class R	Class R4
Promotional Expenses	1,524	4,621
Travel	722	2,188
Office and Other Expenses	10,025	30,386
TOTALS	$ 25,340	$76,808

Transamerica High Yield Bond
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$ 0	$ 0
Compensation to Sales Personnel	2,709	435,073
Printing and Postage	200	11,423
Promotional Expenses	910	52,080
Travel	431	24,662
Office and Other Expenses	5,986	342,493
TOTALS	$ 10,236	$865,731

Transamerica High Yield ESG
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	N/A	N/A
Compensation to Sales Personnel	N/A	N/A
Printing and Postage	N/A	N/A
Promotional Expenses	N/A	N/A
Travel	N/A	N/A
Office and Other Expenses	N/A	N/A
TOTALS	N/A	N/A

Transamerica Inflation-Protected Securities
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$ 0	$ 0
Compensation to Sales Personnel	9,844	2,108
Printing and Postage	258	55
Promotional Expenses	1,178	252
Travel	558	119
Office and Other Expenses	7,749	1,659
TOTALS	$ 19,587	$4,193

Transamerica Intermediate Bond
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$ 0	$ 0
Compensation to Sales Personnel	2,340	161,151
Printing and Postage	172	4,231
Promotional Expenses	786	19,290
Travel	372	9,135
Office and Other Expenses	5,172	126,859
TOTALS	$ 8,842	$320,666

Transamerica International Equity
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$ 0	$ 0
Compensation to Sales Personnel	1,762	17,562
Printing and Postage	130	461
Promotional Expenses	592	2,102
Travel	280	995
Office and Other Expenses	3,894	13,825
TOTALS	$ 6,658	$34,945

65

Transamerica International Growth
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	N/A	N/A
Compensation to Sales Personnel	N/A	N/A
Printing and Postage	N/A	N/A
Promotional Expenses	N/A	N/A
Travel	N/A	N/A
Office and Other Expenses	N/A	N/A
TOTALS	N/A	N/A

Transamerica Large Core
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$ 0	$ 0
Compensation to Sales Personnel	2,506	3,905
Printing and Postage	185	103
Promotional Expenses	842	467
Travel	399	221
Office and Other Expenses	5,539	3,074
TOTALS	$ 9,471	$7,770

Transamerica Large Growth
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$ 0	$ 0
Compensation to Sales Personnel	7,412	43,472
Printing and Postage	546	1,141
Promotional Expenses	2,491	5,204
Travel	1,180	2,464
Office and Other Expenses	16,381	34,221
TOTALS	$ 28,010	$86,502

Transamerica Large Value Opportunities
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$ 0	$ 0
Compensation to Sales Personnel	1,585	21,655
Printing and Postage	117	569
Promotional Expenses	533	2,592
Travel	252	1,228
Office and Other Expenses	3,504	17,047
TOTALS	$ 5,991	$43,091

Transamerica Mid Cap Growth
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$ 0	$ 0
Compensation to Sales Personnel	2,723	488
Printing and Postage	201	13
Promotional Expenses	915	58
Travel	433	28
Office and Other Expenses	6,019	384
TOTALS	$ 10,291	$971

Transamerica Mid Cap Value Opportunities
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$ 0	$ 0
Compensation to Sales Personnel	3,328	87,117
Printing and Postage	245	2,287
Promotional Expenses	1,119	10,428
Travel	530	4,938
Office and Other Expenses	7,356	68,579
TOTALS	$ 12,578	$173,349

66

Transamerica Small Cap Growth
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$ 0	$ 0
Compensation to Sales Personnel	2,020	99
Printing and Postage	149	3
Promotional Expenses	679	12
Travel	321	6
Office and Other Expenses	4,464	78
TOTALS	$ 7,633	$198

Transamerica Small Cap Value
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$ 0	$ 0
Compensation to Sales Personnel	625	149
Printing and Postage	46	4
Promotional Expenses	210	18
Travel	100	8
Office and Other Expenses	1,382	118
TOTALS	$ 2,363	$297

Transamerica Sustainable Bond
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	N/A	N/A
Compensation to Sales Personnel	N/A	N/A
Printing and Postage	N/A	N/A
Promotional Expenses	N/A	N/A
Travel	N/A	N/A
Office and Other Expenses	N/A	N/A
TOTALS	N/A	N/A
Purchase, Redemption and Pricing of Shares
Shareholder Accounts
Detailed information about general procedures for Shareholder Accounts and specific types of accounts is set forth in each fund’s prospectus.
Purchase of Shares
Class I3, Class R, Class R2 and Class R4 Shares
As stated in the prospectuses, the funds currently offer investors a choice of twelve classes of shares: Class A, Class C, Class I, Class I2, Class I3, Class R, Class R1, Class R2, Class R3, Class R4, Class R6 and Class T shares. Not all Transamerica Funds offer all classes of shares.
Class I3 shares are intended for purchase by certain funds of funds, registered and unregistered insurance company separate accounts and collective investment trusts.
This SAI references the Class R shares offered by the funds listed on the cover page of the SAI. Class R shares of certain other series of the Trust are discussed in a separate SAI.
Class R shares of Transamerica Government Money Market were renamed Class R2 shares on October 13, 2017. Effective March 31, 2021, Transamerica Government Money Market is closed to most new investors. The following investors may continue to purchase fund shares after the close date: existing fund investors, asset allocation funds and other investment products in which the fund is currently an underlying investment option, retirement plans in which the fund is a plan option, and any plan that is or becomes a part of a multiple plan exchange record keeping platform that includes the fund as a plan option. Transamerica Government Money Market will remain closed until further notice. The fund reserves the right to modify the foregoing terms of the closure at any time and to accept or reject any investment for any reason.
Class R and Class R2 shares are intended for purchase by participants in certain retirement plans as described in the prospectus. Class R and Class R2 shares are generally intended for purchase by smaller retirement plan clients of Transamerica Retirement Solutions, LLC. Class R and Class R2 shares are only offered through 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase
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plans, defined benefit plans and non-qualified deferred compensation plans (eligible retirement plans). Class R and Class R2 shares are available only to eligible retirement plans where either Class R or Class R2 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
Class R4 shares are generally intended for purchase by larger retirement plan clients of Transamerica Retirement Solutions, LLC. As stated in the prospectus, Class R4 shares of the applicable funds are intended for purchase by participants in certain retirement plans described below and under the following conditions:
•
401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans).
•
Class R4 shares are available only to eligible retirement plans where Class R4 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
•
The plan’s record-keeper or financial service firm serving as an intermediary must have an agreement with Transamerica Funds or its agents to utilize Class R4 shares in certain investment products or programs.
Shareholders whose investments are transferred from one class of shares of a Transamerica fund to another class of shares of the same Transamerica fund for administrative or eligibility reasons also may qualify for a waiver or reduction of sales charges and/or redemption charges in connection with the exchange.
Each fund reserves the right to make additional exceptions or otherwise to modify the foregoing policies at any time.
Information regarding sales charges can be found (free of charge) on the Transamerica Funds website at https://www.transamerica.com/individual/what-we-offer/education/learning-center/. Scroll down to “Get smart with investing basics” and click on “Three important considerations” and click on “download” to download the guide.
Redemption of Shares
Shareholders may redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption order by the transfer agent, in proper form. Payment will normally be sent within two business days of the receipt of a redemption request in good order, but in any event within seven days, regardless of the method a fund uses to make such payment (e.g., check, wire or electronic funds transfer (ACH)). However, redemption payments may be delayed up to ten calendar days if the shares being redeemed were recently purchased by check or electronic funds transfer. The value of shares on redemption may be more or less than the shareholder’s cost, depending upon the market value of the fund’s net assets at the time of redemption.
Shares will normally be redeemed for cash, although each fund retains the right to wholly or partly redeem its shares in kind, under unusual circumstances (such as adverse or unstable market, economic, or political conditions), in an effort to protect the interests of the remaining shareholders by the delivery of securities selected from its assets at its discretion. Transamerica Funds has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which a fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or in kind. On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. The disposal of the securities received in-kind by redeeming shareholders may be subject to brokerage costs and, until sold, such securities remain subject to market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the fund pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “Net Asset Value Determination,” and such valuation will be made as of the same time the redemption price is determined. The funds may pay redemption proceeds with cash obtained through short-term borrowing arrangements, if available.
Redemption of shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (2) the SEC permits such suspension and so orders; or (3) an emergency exists as determined by the SEC so that disposal of securities and determination of net asset value is not reasonably practicable.
Share Conversion
If you hold Class R, Class R2, Class R4 or Class I3 shares and are eligible for purchase of Class I shares (as described in the Class I prospectus), you may be eligible to convert your shares to Class I shares of the same fund, subject to the discretion of Transamerica Fund Services, Inc. to permit or reject such a conversion. Please contact your financial adviser or Customer Service for conversion requirements and instructions.
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Net Asset Valuation (“NAV”) Determination
How Share Price Is Determined
The price at which shares are purchased or redeemed is the NAV, plus any applicable sales charge, that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund, an authorized intermediary, or the mail processing center located in Kansas City, Missouri.
When Share Price Is Determined
The NAV of each fund (or class thereof) is determined on each day the NYSE is open for business as of the scheduled close of regular trading (normally 4:00 p.m. Eastern time). If the NYSE closes at another time, each fund will calculate a NAV for each class of shares as of the scheduled closing time. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the value of a fund’s foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds). These securities will be valued pursuant to the funds’ Pricing and Valuation procedures for such securities.
Purchase orders received in good order and accepted, and redemption orders received in good order, as of the scheduled close of regular trading of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.
How NAV Is Calculated
The NAV of each fund (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the fund (or class) that are then outstanding.
The Board has approved procedures to be used to value the funds’ securities for purposes of determining the funds’ NAV. The valuation of the securities of the funds is determined in good faith by or under the direction of the Board. While the Board has primary responsibility to shareholders for valuation of portfolio securities, the Board has delegated certain valuation functions for the funds to TAM.
In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Fund securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the last bid price. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that a fund uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end funds (other than ETF shares) are generally valued at the NAV reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.
When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The Board reviews all fair value determinations typically at its regularly scheduled meetings. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.
Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the funds’ valuation
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procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.
Brokerage
Subject to policies established by the Board and TAM, the sub-advisers are responsible for placement of the funds’ securities transactions. In placing orders, it is the policy of a fund to seek to obtain the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, TAM or the sub-adviser, as applicable, having in mind the fund’s best interests, considers all factors it deems relevant, including: the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions; trade confidentiality including anonymity; and research products and services provided, which include: (i) furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities and (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories) that assist each sub-adviser in carrying out its responsibilities.
Decisions as to the selection of broker-dealers and the assignment of fund brokerage business for a fund and negotiation of its commission rates are made by TAM or the sub-adviser, as applicable, whose policy is to seek to obtain “best execution” (prompt and reliable execution at the most favorable security price) of all fund transactions. In doing so, a fund may pay higher commission rates than the lowest available when its sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.
There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the over-the-counter markets, but the price paid by a fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the U.S.
It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, the sub-advisers may receive services from many broker-dealers with which the sub-advisers place the fund’s portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The services obtained through brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by a sub-adviser. The expenses of a sub-adviser will not necessarily be reduced as a result of the receipt of such supplemental information. A sub-adviser may use such services in servicing other accounts in addition to the respective fund. Conversely, services provided to a sub-adviser by broker-dealers in connection with trades executed on behalf of other clients of the sub-adviser may be useful to the sub-adviser in managing the fund, although not all of these services may be necessarily useful and of value to the sub-adviser in managing such other clients. The receipt of such services enables a sub-adviser to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.
In reliance on the “safe harbor” provided by Section 28(e) of the Exchange Act and the SEC’s interpretive guidance thereunder, a sub-adviser may cause a fund to pay a broker-dealer that provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the sub-adviser an amount of commission for effecting a securities transaction for the fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the sub-adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer. If a sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the sub-adviser will allocate the costs of such service or product accordingly. The portion of the product or service that a sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for the sub-adviser. Conversely, such supplemental information obtained by the placement of business for a sub-adviser will be considered by and may be useful to the sub-adviser in carrying out its obligations to a fund.
A sub-adviser may place transactions for the purchase or sale of portfolio securities with affiliates of TAM or the sub-adviser. A sub-adviser may place transactions with a broker-dealer that is an affiliate of TAM or the sub-adviser where, in the judgment of the sub-adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a
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broker-dealer that is an affiliate of TAM or the sub-adviser may receive and retain compensation for effecting portfolio transactions for the fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by the fund do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”
A sub-adviser to a fund, to the extent consistent with the best execution and with TAM’s usual commission rate policies and practices, may place security transactions with broker/dealers with which the Trust has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the funds. In no event will commissions paid by a fund be used to pay expenses that would otherwise be borne by any other fund in the Trust, or by any other party. These commissions are not used for promoting or selling fund shares or otherwise related to the distribution of fund shares.
Securities held by a fund may also be held by other separate accounts, mutual funds or other accounts for which TAM or a sub-adviser serves as an adviser, or held by TAM or a sub-adviser for their own accounts. Because of different investment objectives or other factors, a particular security may be bought by TAM or a sub-adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a fund or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of TAM or a sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.
On occasions when TAM or a sub-adviser deems the purchase or sale of a security to be in the best interests of a fund as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the fund with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by TAM or the sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the fund and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a fund.
The Board of the Trust reviews on a quarterly basis the brokerage placement practices of each sub-adviser on behalf of the funds, and reviews the prices and commissions, if any, paid by the funds to determine if they were reasonable.
Brokerage Commissions Paid
The following funds paid the aggregate brokerage commissions indicated for the last three fiscal years:
“N/A” in the table below indicates that the fund was not in operation during the relevant fiscal year and, accordingly, no commissions are shown.
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Fund Name	Brokerage Commissions Paid (including affiliated commissions)						Affiliated Brokerage Commissions Paid
	2020($)	2020(%)*	2019($)	2019(%)^	2018($)	2018(%)^	2020($)	2020(%)*	2019($)	2019(%)*	2018($)	2018(%)*
Transamerica Asset Allocation Intermediate Horizon	N/A	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Asset Allocation Long Horizon	N/A	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Asset Allocation Short Horizon	N/A	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Balanced II	$ 16,075	0.14%	$16,135	0.12%	$ 22,386	0.15%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Emerging Markets Opportunities	$ 684,638	5.89%	N/A	N/A	N/A	N/A	$0.00	0.00%	N/A	N/A	N/A	N/A
Transamerica Government Money Market	N/A	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica High Quality Bond	N/A	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica High Yield Bond	$ 8,793	0.08%	$0.00	0.00%	$ 1,580	0.01%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica High Yield ESG	$ 63	0.00%	N/A	N/A	N/A	N/A	$0.00	0.00%	N/A	N/A	N/A	N/A
Transamerica Inflation-Protected Securities	N/A	0.00%	$0.00	0.00%	$8,847	0.06%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Intermediate Bond	$ 40	0.00%	$115	0.00%	$879	0.01%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica International Equity	$ 1,598,162	13.75%	$1,809,001	13.06%	$ 2,502,933	16.59%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica International Growth	$ 676,644	5.82%	$612,036	4.42%	$ 1,063,045	7.04%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Large Core	$ 122,443	1.05%	$143,769	1.04%	$ 108,952	0.72%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Large Growth	$ 127,744	1.10%	$199,383	1.44%	$ 209,576	1.39%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Large Value Opportunities	$ 417,741	3.59%	$514,536	3.71%	$ 438,129	2.90%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Mid Cap Growth	$ 137,079	1.18%	$91,849	0.66%	$ 315,209	2.09%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Mid Cap Value Opportunities	$ 1,425,858	12.27%	$2,107,719	15.21%	$2,116,847	14.03%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Small Cap Growth	$ 159,197	1.37%	$181,249	1.31%	$ 131,779	0.87%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Small Cap Value	$ 810,848	6.98%	$814,948	5.88%	$ 327,063	2.17%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Sustainable Bond	N/A	0.00%	N/A	N/A	N/A	N/A	$0.00	0.00%	N/A	N/A	N/A	N/A
^ Brokerage Commissions Paid by the fund as a percentage of overall Brokerage Commissions Paid by all Transamerica Funds.
* Affiliated Brokerage Commissions Paid by the fund as a percentage of total Brokerage Commissions Paid by the fund.
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Brokerage Commissions Paid for Research
The following table provides an estimate of brokerage commissions that were directed to brokers for brokerage and research services provided during the fiscal year ended October 31, 2020.
Fund Name	Paid as of October 31, 2020
Transamerica Asset Allocation Intermediate Horizon	$-
Transamerica Asset Allocation Long Horizon	$-
Transamerica Asset Allocation Short Horizon	$-
Transamerica Balanced II	$4,199
Transamerica Emerging Markets Opportunities	$307,789
Transamerica Government Money Market	$-
Transamerica High Quality Bond	$-
Transamerica High Yield Bond	$-
Transamerica High Yield ESG	$-
Transamerica Inflation-Protected Securities	$-
Transamerica Intermediate Bond	$-
Transamerica International Equity	$888,075
Transamerica International Growth	$655,347
Transamerica Large Core	$77,086
Transamerica Large Growth	$77,520
Transamerica Large Value Opportunities	$280,955
Transamerica Mid Cap Growth	$86,090
Transamerica Mid Cap Value Opportunities	$1,177,303
Transamerica Small Cap Growth	$133,556
Transamerica Small Cap Value	$575,241
Transamerica Sustainable Bond	$-
The estimates above are based upon custody data provided to CAPIS and were calculated using the following methodology: Total Commissions minus transactions executed at discounted rates and/or directed to the funds’ commission recapture program equals total research commissions. USD transactions executed at commission rates below $.02 per share, non-USD developed market transactions executed at 8 basis points and below, and non-USD emerging market transactions executed at 12 basis points and below are considered to be executed at discounted rates. For example, Commission paid on USD transactions at rates at or above $.02 per share and not directed for commission recapture are assumed to be paid to brokers that provide research and brokerage services within the scope of Section 28(e) of the Exchange Act. Commissions paid on fixed price offerings and transactions in futures and options are not included in this analysis.
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Securities of Regular Broker Dealers
During the fiscal year ended October 31, 2020, the funds purchased securities issued by the following regular broker-dealers of the funds, which had the following values as of October 31, 2020.
Fund Name	Bank of America Corp.	Barclays Capital, Inc.	Citigroup, Inc.	Credit Suisse Securities (USA) LLC	Goldman Sachs Group, Inc.	J.P. Morgan Securities LLC	Morgan Stanley & Co., Inc.	Societe Generale	State Street Bank & Trust Co.	UBS Securities LLC	Wells Fargo & Co.
Transamerica Balanced II	$ 730,002	$ 396,705	$ 1,236,950	$ 56,019	$ 616,785	$ 379,134	$ 1,344,861	$ -	$ 158,971	$ 818,867	$ 555,673
Transamerica High Quality Bond	$ 2,523,988	$ 2,011,575	$ 3,629,310	$ 2,905,062	$ 3,513,947	$ 763,944	$ 3,244,385	$ -	$ -	$ -	$ 3,974,028
Transamerica High Yield Bond	$ -	$ 14,177,701	$ 9,481,614	$ 28,112,149	$ 984,082	$ 7,733,068	$ -	$ 8,944,858	$ -	$ -	$ -
Transamerica High Yield ESG	$ -	$ 206,214	$ 60,258	$ 212,002	$ -	$ 98,600	$ -	$ 205,440	$ -	$ -	$ -
Transamerica Inflation-Protected Securities	$ 1,675,666	$ -	$ 968,266	$ -	$ -	$ 296,055	$ -	$ -	$ -	$ -	$ -
Transamerica Intermediate Bond	$ 16,872,144	$ 11,849,841	$ 18,637,076	$ 6,303,587	$ 9,623,923	$ 22,179,972	$ 30,501,039	$ -	$ -	$ 25,542,217	$ 12,459,810
Transamerica International Equity	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 63,121,292	$ -
Transamerica Large Core	$ -	$ -	$ 535,726	$ -	$ -	$ 2,170,508	$ 898,119	$ -	$ 434,977	$ -	$ -
Transamerica Large Value Opportunities	$ 1,379,814	$ -	$ -	$ -	$ -	$ 7,294,960	$ 848,162	$ -	$ -	$ -	$ -
Transamerica Sustainable Bond	$ 464,707	$ 290,248	$ 225,309	$ -	$ -	$ 678,495	$ 139,816	$ -	$ -	$ -	$-
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Principal Shareholders and Control Persons
Principal Shareholders
To the knowledge of the Trust, as of September 10, 2021, the following persons owned beneficially or of record 5% or more of the outstanding shares of a class of the funds indicated.
Unless otherwise noted, the address of each investor is c/o TAM, 1801 California Street, Suite 5200, Denver, CO 80202.
Name & Address	Fund Name	Class	Percent
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Asset Allocation Intermediate Horizon	R	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Asset Allocation Intermediate Horizon	R4	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Asset Allocation Long Horizon	R	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Asset Allocation Long Horizon	R4	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Asset Allocation Short Horizon	R	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Asset Allocation Short Horizon	R4	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Balanced II	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Balanced II	R	100.00%
Northern Tr CO Cust FBO Schaeffer Revocable Family Trust PO Box 92956 Chicago IL 60675-2994	Transamerica Emerging Markets Opportunities	I	60.21%
Attn Mutual Funds C/O ID 337 Sei Private Tr Co 1 Freedom VAlley Dr Oaks PA 19456-9989	Transamerica Emerging Markets Opportunities	I	23.37%
Northern Trust As Custodian FBO University Of Missouri Medical PO Box 92956 Chicago IL 60675-2994	Transamerica Emerging Markets Opportunities	I	6.33%
Northern Tr CO Cust FBO David Schaeffer Trust PO Box 92956 Chicago IL 60675-2956	Transamerica Emerging Markets Opportunities	I	5.51%
75

Name & Address	Fund Name	Class	Percent
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Opportunities	I2	33.55%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Opportunities	I2	26.67%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Opportunities	I2	10.98%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Opportunities	I2	7.46%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Opportunities	I2	6.95%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Emerging Markets Opportunities	R6	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Government Money Market	A	48.58%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Government Money Market	A	10.95%
Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis MO 63131-3710	Transamerica Government Money Market	A	10.07%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Government Money Market	C	6.57%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Government Money Market	I	31.77%
Reid A Evers 1333 Valley View Rd Apt 28 Glendale CA 91202-1734	Transamerica Government Money Market	I	8.88%
Universal Life Insurance Company PO Box 2145 San Juan PR 00922-2145	Transamerica Government Money Market	I2	99.41%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Government Money Market	I3	100.00%
76

Name & Address	Fund Name	Class	Percent
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R2 Series 440 Mamaroneck Ave Harrison NY 10528-2426	Transamerica Government Money Market	R2	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Government Money Market	R4	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Quality Bond	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Quality Bond	R	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Quality Bond	R4	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica High Yield Bond	A	24.04%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica High Yield Bond	A	8.52%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica High Yield Bond	A	7.85%
Charles Schwab & CO Inc 211 Main St San Francisco CA 94105-1905	Transamerica High Yield Bond	C	18.09%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica High Yield Bond	C	15.76%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica High Yield Bond	C	11.21%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica High Yield Bond	C	9.72%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica High Yield Bond	C	7.88%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica High Yield Bond	C	5.59%
American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405	Transamerica High Yield Bond	C	5.30%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica High Yield Bond	I	81.08%
77

Name & Address	Fund Name	Class	Percent
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica High Yield Bond	I	9.69%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica High Yield Bond	I2	46.45%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica High Yield Bond	I2	37.12%
Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica High Yield Bond	I2	6.05%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Yield Bond	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Yield Bond	R	85.66%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica High Yield Bond	R	14.34%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Yield Bond	R4	100.00%
Vanguard Fiduciary Trust Company FBO 401k Clients Attn: Investment Services PO Box 2600 Vm L20 Valley Forge PA 19482-2600	Transamerica High Yield Bond	R6	24.53%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept 4th Floor Jersey City NJ 07310-1995	Transamerica High Yield Bond	R6	18.00%
Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Yield Bond	R6	16.24%
Lincoln Retirement Services Company FBO InspIRA 403B Savings Plan PO Box 7876 Fort Wayne IN 46801-7876	Transamerica High Yield Bond	R6	14.66%
Reliance Trust Company 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Yield Bond	R6	13.05%
Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Yield Bond	R6	11.66%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica High Yield ESG	I	94.47%
78

Name & Address	Fund Name	Class	Percent
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica High Yield ESG	I	5.53%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica High Yield ESG	I2	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Inflation-Protected Securities	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Inflation-Protected Securities	R	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Inflation-Protected Securities	R4	100.00%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Intermediate Bond	I2	55.56%
Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Intermediate Bond	I2	12.70%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Intermediate Bond	I2	7.96%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Intermediate Bond	I2	7.66%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Intermediate Bond	I2	5.60%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Intermediate Bond	I2	5.60%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Intermediate Bond	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Intermediate Bond	R	87.43%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Intermediate Bond	R	12.57%
79

Name & Address	Fund Name	Class	Percent
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Intermediate Bond	R4	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Intermediate Bond	R6	100.00%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica International Equity	A	26.42%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica International Equity	A	19.49%
Sammons Retirement Solution 4546 Corporate Dr Ste 100 Wdm IA 50266-5911	Transamerica International Equity	A	11.16%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica International Equity	A	7.71%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica International Equity	C	23.65%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica International Equity	C	19.59%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica International Equity	C	9.73%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica International Equity	C	8.05%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica International Equity	C	8.01%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica International Equity	C	6.95%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica International Equity	C	6.76%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica International Equity	C	5.32%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica International Equity	I	42.61%
Charles Schwab & CO Inc 101 Montgomery St San Francisco CA 94104-4151	Transamerica International Equity	I	12.88%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dt E FL 2 Jacksonville FL 32246	Transamerica International Equity	I	7.36%
80

Name & Address	Fund Name	Class	Percent
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica International Equity	I	6.79%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	Transamerica International Equity	I	5.95%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	22.06%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	21.88%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	10.78%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	9.05%
Transamerica International Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	8.37%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	7.62%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	5.03%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica International Equity	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica International Equity	R	86.18%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica International Equity	R	13.82%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica International Equity	R4	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept 4th Floor Jersey City NJ 07310-1995	Transamerica International Equity	R6	32.84%
81

Name & Address	Fund Name	Class	Percent
Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica International Equity	R6	10.69%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica International Equity	R6	9.16%
Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica International Equity	R6	6.56%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica International Growth	A	26.29%
Umb Bank Na Farwell Area Schools 403B-7 A/C Hugh W Lewis III 8757 Reiss Dr Farwell MI 48622-8713	Transamerica International Growth	A	10.69%
Umb Bank Na Cust IRA FBO Joyce Vicki Brady 304 Hobby St Georgetown TX 78633-2301	Transamerica International Growth	A	5.86%
Umb Bank Na Cust Simple IRA FBO Zonya E Foco 1240 Sand Lake Dr Onsted MI 49265-9585	Transamerica International Growth	A	5.37%
Umb Bank Na Cust Simple IRA FBO Terry J Pitchford 34 Water Front Ave Lakeway TX 78734-5308	Transamerica International Growth	A	5.01%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica International Growth	I	49.07%
Umb Bank Na Cust Roth IRA FBO Sandra M Coyle 4 Thomsen Ct Stony Point NY 10980-3461	Transamerica International Growth	I	23.45%
Umb Bank Na Cust Dcd Roth IRA For Helena Kobinski (Dcd) FBO Sabina M Kobinski 5418 69th Pl Maspeth NY 11378-1810	Transamerica International Growth	I	18.83%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	27.17%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	26.46%
Transamerica International Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	10.39%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	9.44%
82

Name & Address	Fund Name	Class	Percent
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	8.93%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	6.81%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica International Growth	R6	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Core	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Core	R	90.53%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Large Core	R	9.39%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Core	R4	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Growth	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Growth	R	89.21%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Large Growth	R	10.79%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Growth	R4	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Large Growth	R6	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Value Opportunities	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Value Opportunities	R	94.48%
83

Name & Address	Fund Name	Class	Percent
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Large Value Opportunities	R	5.52%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Value Opportunities	R4	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Mid Cap Growth	A	70.95%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Mid Cap Growth	C	36.04%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Mid Cap Growth	C	12.62%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Mid Cap Growth	I	27.44%
Interactive Brokers LLC 2 Pickwick Plz Ste 202 Greenwich CT 06830-5576	Transamerica Mid Cap Growth	I	19.61%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Mid Cap Growth	I	16.53%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Mid Cap Growth	I	14.01%
Interactive Brokers LLC Cash Distribution Omnibus Account1 2 Pickwick Plaza Greenwich CT 06830-5576	Transamerica Mid Cap Growth	I	10.33%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Mid Cap Growth	I	7.48%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Growth	I2	34.46%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Growth	I2	33.42%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Growth	I2	10.02%
Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Growth	I2	6.14%
84

Name & Address	Fund Name	Class	Percent
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Growth	I2	5.96%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Growth	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Growth	R	73.58%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Mid Cap Growth	R	26.42%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Growth	R4	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Mid Cap Growth	R6	100.00%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value	I2	37.76%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value	I2	33.39%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value	I2	19.28%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Mid Cap Value Opportunities	A	17.21%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Mid Cap Value Opportunities	A	17.03%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Mid Cap Value Opportunities	A	10.25%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Mid Cap Value Opportunities	A	7.94%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Mid Cap Value Opportunities	A	5.88%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Mid Cap Value Opportunities	A	5.88%
85

Name & Address	Fund Name	Class	Percent
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Mid Cap Value Opportunities	A	5.45%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Mid Cap Value Opportunities	C	28.95%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Mid Cap Value Opportunities	C	22.08%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Mid Cap Value Opportunities	C	11.83%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Mid Cap Value Opportunities	C	8.24%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Mid Cap Value Opportunities	C	6.00%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Mid Cap Value Opportunities	C	5.49%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Mid Cap Value Opportunities	C	5.02%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Mid Cap Value Opportunities	I	20.15%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Mid Cap Value Opportunities	I	17.27%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Mid Cap Value Opportunities	I	15.02%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Mid Cap Value Opportunities	I	10.66%
TD Ameritrade Inc PO Box 2226 Omaha NE 68103-2226	Transamerica Mid Cap Value Opportunities	I	8.07%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Mid Cap Value Opportunities	I	7.39%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Mid Cap Value Opportunities	I	5.76%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value Opportunities	I2	40.80%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value Opportunities	I2	34.38%
86

Name & Address	Fund Name	Class	Percent
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value Opportunities	I2	9.03%
Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value Opportunities	I2	7.61%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Value Opportunities	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Value Opportunities	R	86.10%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Mid Cap Value Opportunities	R	13.90%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Value Opportunities	R4	98.90%
Tiaa, Fsb Cust/Ttee FBO: Retirement Plans For Which Tiaa Acts As Recordkeeper Attn: Trust Operations 211 N Broadway Ste 1000 Saint Louis MO 63102-2748	Transamerica Mid Cap Value Opportunities	R6	56.50%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept 4th Floor Jersey City NJ 07310-1995	Transamerica Mid Cap Value Opportunities	R6	29.35%
Dcgt As Ttee And/Or Cust FBO Plic Various Retirement Plans Omnibus Attn Npio Trade Desk 711 High St Des Moines IA 50392-0001	Transamerica Mid Cap Value Opportunities	R6	5.51%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Small Cap Growth	A	53.18%
Charles Schwab & Co 101 Montgomery St San Francisco CA 94104-4151	Transamerica Small Cap Growth	A	7.66%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small Cap Growth	C	38.73%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Small Cap Growth	C	16.25%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Small Cap Growth	C	10.62%
American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405	Transamerica Small Cap Growth	C	8.69%
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Name & Address	Fund Name	Class	Percent
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small Cap Growth	I	81.73%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Small Cap Growth	I	11.32%
Saxon & Co. PO Box 94597 Cleveland OH 44101-4597	Transamerica Small Cap Growth	I2	45.31%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Growth	I2	15.76%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Growth	I2	11.15%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Growth	I2	10.57%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Growth	I2	5.70%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Growth	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Growth	R	74.35%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Small Cap Growth	R	25.65%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Growth	R4	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Small Cap Growth	R6	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Small Cap Value	A	42.07%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Small Cap Value	A	29.80%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Small Cap Value	A	10.63%
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Name & Address	Fund Name	Class	Percent
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	Transamerica Small Cap Value	C	41.57%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Small Cap Value	C	20.04%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Small Cap Value	C	15.00%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small Cap Value	C	7.86%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Small Cap Value	C	7.54%
T. Rowe Price Retirement Plan Services Inc FBO Retirement Plan Clients 4515 Painters Mill Rd Owings Mills MD 21117-4903	Transamerica Small Cap Value	I	94.29%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	I2	42.92%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	I2	29.51%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	I2	10.29%
Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	I2	7.89%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Value	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Value	R	83.52%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Small Cap Value	R	16.48%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Value	R4	100.00%
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Name & Address	Fund Name	Class	Percent
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Small Cap Value	R6	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Sustainable Bond	I	99.80%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Sustainable Bond	I2	100.00%
Control Persons
Any shareholder who holds beneficially 25% or more of a fund may be deemed to control the fund until such time as it holds beneficially less than 25% of the outstanding common shares of the fund. Any shareholder controlling a fund may be able to determine the outcome of issues that are submitted to shareholders for vote, and may be able to take action regarding the fund without the consent or approval of the other shareholders.
Unless otherwise noted, the address of each investor is c/o TAM, 1801 California Street, Suite 5200, Denver, CO 80202.
To the knowledge of the Trust, as of September 10, 2021, the shareholders who held beneficially 25% or more of a fund were as follows:
Name & Address	Fund Name	Percentage of Fund Owned
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Asset Allocation Long Horizon	96.74%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Asset Allocation Intermediate Horizon	96.89%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Asset Allocation Long Horizon	96.73%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Asset Allocation Short Horizon	99.52%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Balanced II	57.22%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Balanced II	42.78%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Opportunities	33.25%
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Name & Address	Fund Name	Percentage of Fund Owned
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Opportunities	26.43%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Quality Bond	69.35%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica High Yield Bond	29.79%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica High Yield ESG	94.72%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Inflation-Protected Securities	90.24%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Intermediate Bond	37.52%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	27.16%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	26.45%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Core	66.38%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Core	29.22%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Growth	78.78%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Value Opportunities	79.76%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Growth	25.74%
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Name & Address	Fund Name	Percentage of Fund Owned
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value	37.76%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value	33.39%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	39.62%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	27.24%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Sustainable Bond	95.99%
Management Ownership
To the knowledge of the Trust, as of September 10, 2021, the Trustees and officers as a group owned less than 1% of any class of each fund’s outstanding shares.
Further Information About the Trust and the Funds
The Trust is organized as a Delaware statutory trust. Delaware law provides a statutory framework for the powers, duties, rights and obligations of the Trustees and shareholders of the Trust, while the more specific powers, duties, rights and obligations of the Trustees and the shareholders are determined by the Trustees as set forth in the Trust’s Amended and Restated Declaration of Trust (“Declaration”) dated as of December 10, 2015, and the Trust’s Bylaws, as may be amended from time to time. Every shareholder, by virtue of purchasing shares and becoming a shareholder, agrees to be bound by the terms of the Declaration. Some of the more significant provisions of the Declaration are described below.
Shareholder Voting. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the Trustees without seeking the consent of shareholders. A fund is not required to hold an annual meeting of shareholders, but a fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the net asset value, in U.S. dollars, of those shares determined at the close of business on the record date. All shareholders of record of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares. There is no cumulative voting on any matter submitted to a vote of the shareholders.
Election and Removal of Trustees. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by a vote or consent of the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that any Trustee may be removed by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.
Amendments to the Declaration. The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust, that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.
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Issuance and Redemption of Shares. A fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. All shares offered pursuant to the prospectus of a fund, when issued, will be fully paid and non- assessable. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. A fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a fund with identification required by law, or if the fund is unable to verify the information received from the shareholder or the shareholder fails to provide the required information. In addition, as discussed below, shares may be redeemed in connection with the closing of small accounts.
Disclosure of Shareholder Holdings. The Declaration specifically requires shareholders, upon demand, to disclose in writing to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.
Small Accounts. The Declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.
Shareholder, Trustee and Officer Liability. The Declaration provides that shareholders are not personally liable for the obligations of a fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. A fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder.
The Declaration provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or any series, in connection with the affairs of the Trust. The Declaration also provides that no Trustee, officer or employee of the Trust owes any duty to any person (including without limitation any shareholder), other than the Trust or any series. Each Trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust. All actions and omissions of Trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.
The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.
The Declaration provides that any Trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent Trustee, audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.
Derivative and Direct Actions. The Declaration provides a detailed process for the bringing of derivative or direct actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder claims, demands and derivative actions.
Prior to bringing a derivative action, the Declaration requires that a demand by no fewer than three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The Trustees have a period of 90 days, which may be extended by up to an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand (or a committee comprised of some or all of such Trustees), with the assistance of counsel who may be retained by such Trustees on behalf and at the expense of the Trust, determine that a suit should be maintained, then the Trust will commence the suit and the suit generally will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the funds, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not consistent with the standard of performance required of the Trustees in performing their duties. If a demand is rejected, each complaining shareholder will be responsible, jointly and severally with any and all other complaining shareholders, for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose.
The Declaration provides that no Shareholder may bring a direct action claiming injury as a shareholder of the Trust, or any series or class thereof, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of a series or class, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the series or class, generally. Under the
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Declaration, a shareholder bringing a direct claim must be a shareholder of the series or class with respect to which the direct action is brought at the time of the injury complained of, or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time.
If a derivative or direct action is brought in violation of the Declaration, each shareholder who commences or maintains such action will be required. jointly and severally, to reimburse the Trust for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the action if the action is dismissed on the basis of the failure to comply with the Declaration. In addition, if a court determines that any derivative action has been brought without reasonable cause or for an improper purpose, the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the action will be borne, jointly and severally, by each shareholder who commenced the action.
The Declaration further provides that a fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder bring a derivative or direct claim only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Trust or a fund be brought only in the U.S. District Court for the Southern District of New York, or if not permitted to be brought in federal court, then in the New York Supreme Court sitting in New York County with assignment to the Commercial Division to the extent such assignment is permitted under the applicable court rules, and that the right to jury trial be waived to the fullest extent permitted by law.
Series and Classes. The Declaration provides that the Trustees may establish series and classes in addition to those currently established and that the Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class. Each share of a fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.
The shares of beneficial interest of the Trust are divided into twelve classes: Class A, Class C, Class I, Class I2, Class I3, Class R, Class R1, Class R2, Class R3, Class R4, Class R6 and Class T. Not all funds offer all classes of shares. See a fund’s prospectus for a discussion of which classes of shares of that fund are available for purchase and who is eligible to purchase shares of each class. Class A, Class C, Class I, Class I2, Class R1, Class R3, Class R6 and Class T are discussed in separate SAIs. Each class represents interests in the same assets of the fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to its plan of distribution or any other matter appropriately limited to that class; the classes are subject to differing sales charges as described in the prospectus; Class A, Class C, Class R, Class R1, Class R2, Class R3 and Class R4 shares are subject to ongoing distribution and service fees. Class I, Class I2, Class I3, Class R6 and Class T shares have no annual distribution and service fees. Each class may bear differing amounts of certain class-specific expenses, and each class has a separate exchange privilege. Class T shares are not available to new investors; only existing Class T shareholders may purchase additional Class T shares. On November 30, 2009, all shares previously designated as Class I shares were re-designated as Class I2 shares. On February 10, 2012, all shares previously designated as Class P shares were converted into Class I shares. On October 13, 2017, Class R shares of Transamerica Government Money Market were renamed Class R2 shares. As described above in the section entitled “Purchase, Redemption and Pricing of Shares - Purchase of Shares,” on March 31, 2021, Transamerica Government Money Market was closed to most new investors until further notice.
The Trust does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same fund by virtue of these classes. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action.
Dividends and Other Distributions
An investor may choose among several options with respect to dividends and capital gains distributions payable to the investor. Dividends or other distributions will be paid in full and fractional shares at the net asset value determined as of the ex-dividend date unless the shareholder has elected another distribution option as described in the prospectus. The December annual ex-dividend date for all Asset Allocation Funds will be subsequent to the ex-dividend date of the underlying Transamerica funds in which they invest. Transaction confirmations and checks for payments designated to be made in cash generally will be mailed on the payable date. The per share income dividends on Class R shares of a fund are anticipated to be lower than the per share income dividends on Class I3, Class R2 and Class R4 shares of that fund as a result of higher distribution and service fees applicable to Class R shares.
Taxes
Each fund has qualified (or expects to qualify in its first year), and expects to continue to qualify, for treatment as a regulated investment company (a “RIC”) under the Code. In order to qualify for that treatment, a fund must distribute to its shareholders for each taxable year at least the sum of 90% of its investment company taxable income, computed without regard to the dividends-paid deduction, and 90% of its net
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exempt-interest income, if any (the “Distribution Requirement”). Each fund must also meet several other requirements. These requirements include the following: (1) a fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships; (2) at the close of each quarter of a fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities (limited in respect of any one issuer of such other securities to an amount not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of the issuer); and (3) at the close of each quarter of a fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, in securities (other than securities of other RICs) of two or more issuers that the fund controls and that are engaged in the same, similar or related trades or businesses, or in securities of one or more qualified publicly traded partnerships.
If a fund qualifies as a RIC and timely distributes to its shareholders substantially all of its net income and net capital gains, then the fund should have little or no income taxable to it under the Code. If a fund meets the Distribution Requirement but retains some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at the regular corporate rate on the amounts retained. A fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed those liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.
For U.S. federal income tax purposes, a fund is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the fund and may not be distributed as such to shareholders. Generally, the funds may not carry forward any losses other than net capital losses. Under certain circumstances, a fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.
Assuming a fund has sufficient earnings and profits, its shareholders generally are required to include distributions from the fund (whether paid in cash or reinvested in additional shares) as (1) ordinary income, to the extent the distributions are attributable to the fund’s investment income (except for qualified dividend income as discussed below), net short-term capital gain and certain net realized foreign exchange gains or (2) capital gains, to the extent of the fund’s net capital gain (i.e., the fund’s net long-term capital gains over net short-term capital losses).
If a fund fails to qualify for treatment as a RIC, the fund will be subject to U.S. federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to its shareholders (including distributions that would otherwise qualify as capital gain dividends) will constitute ordinary dividend income to the extent of the fund’s available earnings and profits. Under certain circumstances, a fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so, the fund may incur significant fund-level taxes and may be forced to dispose of certain assets.
Distributions by a fund in excess of its current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) each shareholder’s tax basis in its shares, and any distributions in excess of that basis will be treated as gain from the sale of shares, as discussed below.
A fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income (for that calendar year) and capital gain net income (for the one-year period generally ending on October 31 of that year), increased or decreased by certain other amounts. Each fund intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.
Although dividends generally will be treated as distributed when paid, any dividend declared by a fund in October, November or December, payable to shareholders of record during such a month, and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain distributions made after the close of a taxable year of a fund may be “spilled back” and treated for certain purposes as paid by the relevant fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a RIC’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the RIC when they are actually paid.
U.S. federal income tax law generally taxes noncorporate taxpayers on long-term capital gains and on “qualified dividend income” at rates of up to 20%. Certain capital gain dividends attributable to dividends received from U.S. REITs may be taxable to noncorporate shareholders at a rate of 25%.
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Other distributions, including distributions of earnings from, in general, dividends paid to a fund that are not themselves qualified dividend income to the fund, interest income, other types of ordinary income and short-term capital gains, will generally be taxed at the ordinary income tax rate applicable to the taxpayer.
Qualified dividend income generally means dividend income received from a fund’s investments in common and preferred stock of U.S. companies and stock of certain “qualified foreign corporations,” provided that certain holding period and other requirements are met by both the fund and the shareholder receiving a distribution of the dividend income. Qualified dividend income generally also includes any dividend income (i) that is received by a fund from an underlying fund that is itself treated as a RIC and that received such income as dividends on common and preferred stock of U.S. companies or on stock of certain qualified foreign corporations, and (ii) that is reported as qualified dividend income by the underlying RICs, provided that certain holding period and other requirements are met by the underlying fund, the fund and the shareholders. If 95% or more of a fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, that fund may report all distributions of such income as qualified dividend income.
A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the U.S. or it is eligible for the benefits of certain income tax treaties with the U.S. and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the U.S. Passive foreign investment companies are not qualified foreign corporations for this purpose.
A dividend that is attributable to qualified dividend income of a fund and that is paid by the fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became “ex-dividend” with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter. Dividends received by a fund from REITs generally do not qualify for treatment as qualified dividend income.
Certain dividends received by a fund, or attributable to dividends received by an underlying fund, from U.S. corporations (generally, dividends received by the fund or underlying fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately reported by the fund may be eligible for the 50% dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to a fund from other RICs are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. The applicable holding period requirements must also be satisfied by the fund and any underlying fund. Any corporate shareholder should consult its tax advisor regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.
Any fund distribution (other than a dividend that is declared on a daily basis) will have the effect of reducing the per share net asset value of shares in the fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any dividend distribution that is not declared daily may thus pay the full price for the shares then effectively receive a portion of the purchase price back as a taxable distribution.
The U.S. federal income tax status of all distributions will be reported to shareholders annually.
A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates or trusts. For these purposes, interest, dividends and certain capital gains are generally taken into account in computing a shareholder’s net investment income.
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Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.
If a fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the fund’s gross income not as of the date received, but as of the later of (a) the date such stock became ex-dividend with respect to such dividends or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
Redemptions, sales and exchanges generally are taxable events for shareholders that are subject to tax. Redemptions, sales or exchanges of shares of Transamerica Government Money Market will not result in taxable gain or loss if that fund maintains a constant net asset value per share. In general, if shares of a fund other than Transamerica Government Money Market are redeemed, sold or exchanged, the shareholder will recognize a capital gain or loss equal to the difference between the proceeds of the redemption or sale or the value of the shares exchanged and the shareholder’s adjusted basis in the shares redeemed, sold or exchanged. This capital gain or loss may be long-term or short-term, generally depending upon the shareholder's holding period for the shares. For tax purposes, a loss will be disallowed on the redemption, sale or exchange of shares if the disposed of shares are replaced (including replacement by shares acquired pursuant to a dividend reinvestment plan) within a 61-day period beginning 30 days before and ending 30 days after the date of the redemption, sale or exchange of such shares. Should the replacement of such shares fall within this 61-day period, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on its disposition of fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).
Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of RICs are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
None of the Asset Allocation funds (each, a “Fund of Funds”) will be able to offset gains distributed by any underlying fund in which it invests against losses incurred by another underlying fund in which it invests because the underlying funds cannot distribute losses. A Fund of Funds’ redemptions and sales of shares in an underlying fund, including those resulting from changes in the allocation among underlying funds, could cause the Fund of Funds to recognize taxable gain or loss. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Fund of Funds. Further, a portion of losses on redemptions of shares in the underlying funds may be deferred. Short-term capital gains earned by an underlying fund will be treated as ordinary dividends when distributed to a Fund of Funds and therefore may not be offset by any short-term capital losses incurred by that Fund of Funds. Thus, a Fund of Funds’ short-term capital losses may offset its long-term capital gains, which might otherwise be eligible for reduced U.S. federal income tax rates for noncorporate shareholders, as discussed above. As a result of these factors, the use of the fund-of-funds structure by the Funds of Funds could adversely affect the amount, timing and character of distributions to their shareholders.
The funds and underlying funds may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to their investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of a fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, the fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund for that taxable year. If at least 50% of a fund’s total assets at the close of each quarter of a taxable year consist of interests in other RICs, the fund may make the same election and pass through to its shareholders their pro rata shares of qualified foreign taxes paid by those other RICs and passed through to the fund for that taxable year. If the fund so elects, its shareholders would be required to include the passed-through taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and as described below may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.
Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If a fund qualifies to make, and makes, the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the fund or those other RICs for that taxable year in computing their income subject to U.S. federal income taxation or, alternatively, claim them as credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the fund or those other RICs, although such shareholders will be required to include their shares of such taxes in gross income if the fund makes the election described above. No deduction for such taxes will be permitted to individuals in computing their AMT liability.
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If a fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the fund that is deemed, under the Code, to be U.S.-source income in the hands of the fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a fund or other RICs in which the fund invests. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If a fund does make the election, it will provide required tax information to shareholders. RICs generally may deduct any foreign taxes that are not passed through to their shareholders in computing their income available for distribution to shareholders to satisfy applicable tax distribution requirements. Under certain circumstances, if a fund or an underlying fund receives a refund of foreign taxes paid in respect of a prior year, the value of the fund’s shares or the value of the underlying fund’s shares, as applicable, could be affected, or any foreign tax credits or deductions passed through to shareholders in respect of the foreign taxes for the current year could be reduced.
The following paragraphs are intended to disclose risks of investments that certain funds may make directly and that the Funds of Funds may make indirectly, through underlying funds. Thus, references in the following paragraphs to one or more “funds” should be read to include, as applicable, references to one or more “underlying funds.”
Passive Foreign Investment Companies: Certain funds may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is derived from passive investments; or (2) at least 50% of its assets (generally computed based on average fair market value) held during the taxable year produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on gain from the disposition of PFIC shares and on certain distributions from a PFIC (collectively, “excess distributions”), plus interest thereon, even if the fund distributes the excess distributions as a taxable dividend to its shareholders. If a fund invests in a PFIC and elects in the first year in which it holds such investment (or if it elects subsequently and makes certain other elections) to treat the PFIC as a “qualified electing fund,” then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain (the excess of net long-term capital gains over net short-term capital losses). This income inclusion is required even if the PFIC does not distribute such income and gains to the fund, and the amounts so included would be subject to the Distribution Requirement described above. In many instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. In order to distribute any such income and gains and satisfy the distribution requirements applicable to RICs, a fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.
A fund may, in the alternative, elect to mark to market its PFIC stock at the end of each taxable year, with the result that unrealized gains are treated as though they were realized as of such date. Any such gains will be ordinary income rather than capital gain. In order for a fund making this election to distribute any such income and gains and satisfy the distribution requirements applicable to RICs, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. If the mark-to-market election were made, tax at the fund level under the excess distribution rules would be eliminated, but a fund could still incur nondeductible interest charges if it makes the mark-to-market election in a year after the first taxable year in which it acquired the PFIC stock.
Controlled Foreign Corporations: If a sufficient percentage of the interests in a foreign issuer are held or deemed held by a fund, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to the fund, in which case the fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. A fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid fund-level taxes. In addition, some fund gains on the disposition of interests in such an issuer may be treated as ordinary income. A fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.
Options, Futures and Forward Contracts and Swap Agreements: Certain options, futures contracts, and forward contracts in which a fund may invest may be “Section 1256 contracts.” Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a fund at the end of each taxable year are “marked to market” with the result that unrealized gains or losses are treated as though they were realized. In order to distribute any such gains, satisfy the distribution requirements applicable to RICs and avoid taxation, a fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.
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Generally, the hedging transactions undertaken by a fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a fund. In addition, losses realized by a fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a fund, which is taxed as ordinary income when distributed to shareholders.
A fund may make one or more of the elections available under the Code which are applicable to straddles. If a fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.
Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.
Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been promulgated, the tax consequences of such transactions are not entirely clear. The funds intend to account for such transactions in a manner deemed by them to be appropriate, but the IRS might not accept such treatment. If it did not, the status of a fund as a RIC might be affected.
The requirements applicable to a fund’s qualification as a RIC may limit the extent to which a fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.
Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to qualified dividend income to instead be taxed at the rate of tax applicable to ordinary income.
Original Issue Discount: If a fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt income, including any such accrued income, to qualify for treatment as a RIC under the Code and avoid U.S. federal income and excise taxes. Therefore, a fund may have to dispose of its portfolio securities to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to a fund.
Constructive Sales: The constructive sale rules may affect timing and character of gain if a fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a fund enters into certain transactions in property while holding substantially identical property, the fund will be treated as if it had sold and immediately repurchased the property and will be taxed on any gain (but not loss) from the constructive sale. The character of any gain from a constructive sale will depend upon the fund’s holding period in the property. Any loss from a constructive sale will be recognized when the property is subsequently disposed of, and the character of such loss will depend on the fund’s holding period and the application of various loss deferral provisions of the Code.
Real Estate Investment Trusts (REITs): For tax years beginning after December 31, 2017 and before January 1, 2026, a noncorporate taxpayer is generally eligible for a deduction of up to 20% of the taxpayer’s “qualified REIT dividends.” If a fund receives dividends (other than capital gain dividends) in respect of U.S. REIT shares, the fund may report its own dividends as eligible for the 20% deduction, to the extent the fund’s income is derived from such qualified REIT dividends, as reduced by allocable Fund expenses. In order for the fund’s dividends to be eligible for this deduction when received by a noncorporate shareholder, the fund must meet certain holding period requirements with respect to the U.S. REIT shares on which the fund received the eligible dividends, and the noncorporate shareholder must meet certain holding period requirements with respect to the fund shares.
Foreign Currency Transactions: Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a fund accrues income or expenses denominated in a foreign currency (or determined by reference to the value of one or more foreign currencies) and the time that a fund actually receives or makes payment of such income or expenses, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition generally are also treated as ordinary gain or loss. Some of the funds have elected, or may elect, to treat this foreign currency income as capital gain or capital loss.
Backup Withholding: Each fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares (except for proceeds of redemptions
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of shares in Transamerica Government Money Market), paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify that the Social Security Number or other Taxpayer Identification Number they provide is correct and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.
Cost Basis: Each fund (other than Transamerica Government Money Market) will report to the IRS the amount of sale proceeds that a shareholder receives from a sale or exchange of fund shares. For sales or exchanges of shares acquired on or after January 1, 2012, each fund (other than Transamerica Government Money Market) will also report basis and acquisition date information in those shares and the character of any gain or loss that the shareholder realizes on the sale or exchange (i.e., short-term or long-term). If a shareholder has a different basis for different shares of a fund in the same account (e.g., if a shareholder purchased fund shares in the same account when the shares were at different prices), the fund or the shareholder’s Service Agent (banks, broker-dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the funds’ distributor to sell shares of the applicable fund), as applicable, will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The funds’ default method for calculating basis will be the average cost method. A shareholder may elect, on an account-by-account basis, to use a method other than average cost by following procedures established by the fund or the shareholder’s Service Agent, as applicable. For purposes of calculating and reporting basis, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will generally be treated as held in separate accounts. If a shareholder elects to use a different method of basis calculation, the application of that method will depend on whether shares in an account have already been sold or exchanged. For information regarding available methods for calculating cost basis and procedures for electing a method other than the average cost method, shareholders who hold their shares directly with a fund may call the fund at 1-888-233-4339 Monday through Friday during the hours of operation as posted on the funds’ website at www.transamerica.com/contact-us. Shareholders who hold shares through a Service Agent should contact the Service Agent for information concerning the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average cost method or electing another method of basis calculation.
Taxation of Non-U.S. Shareholders: Dividends from net investment income that are paid to a shareholder who, as to the U.S., is a nonresident alien individual, a foreign corporation or a foreign estate or foreign trust (each, a “foreign shareholder”) may be subject to a withholding tax at a rate of 30% or any lower applicable tax rate established in a treaty between the U.S. and the shareholder’s country of residence. Dividends that are derived from “qualified net interest income” and dividends that are derived from “qualified short-term gain” may be exempt from the 30% withholding tax, provided that the distributing fund chooses to follow certain procedures. A fund may choose to not follow such procedures and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholding. Qualified net interest income is a fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. Qualified short-term gain generally means the excess of the net short-term capital gain of a fund for the taxable year over its net long-term capital loss, if any. The withholding rules described in this paragraph do not apply to a dividend paid to a foreign shareholder if the dividend income is “effectively connected with the shareholder’s conduct of a trade or business within the U.S.” and the shareholder provides appropriate tax forms and documentation. Backup withholding (described above) will not be imposed on foreign shareholders who are subject to the 30% withholding tax described in this paragraph.
Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
Foreign shareholders are subject to U.S. tax on disposition of a “United States real property interest” (a “USRPI”). Gain on such a disposition is sometimes referred to as “FIRPTA gain.” The Code provides a look-through rule for distributions of “FIRPTA gain” if certain requirements are met. If the look-through rule applies, certain distributions attributable to income received by a fund, e.g., from REITs, may be treated as gain from the disposition of a USRPI, causing distributions to be subject to U.S. withholding tax at rates of up to 21%, and requiring non-U.S. shareholders to file nonresident U.S. income tax returns.
The treatment of dividends and other distributions by a fund to shareholders under the various state income tax laws may not parallel that under U.S. federal income tax law. Qualification as a RIC does not involve supervision of a fund’s management or of its investment policies and practices by any governmental authority.
Shareholders are urged to consult their own tax advisors with specific reference to their own tax situations, including any federal, state, local or foreign tax liabilities.
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Financial Statements
The audited financial statements and financial highlights for the funds as of October 31, 2020 have been filed with the SEC as part of the annual report of the funds on January 4, 2021 (SEC Accession #0001193125-21-000542), and are hereby incorporated by reference into this SAI.
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Appendix A – Proxy Voting Policies
Aegon USA Investment Management, LLC
Proxy Voting Policy
Section 1: Introduction
1.1: Rule References
Aegon USA Investment Management, LLC (“AUIM”) hereby adopts this Proxy Voting Policy (“Policy”) pursuant to Rules 206(4)-6 and 206(4)-7 of the Investment Advisers Act of 1940 to reasonably ensure that it votes proxies and other securities actions (“Proxies”) in its Clients' best interests.
Specifically, Rule 206(4)-6 requires each registered investment adviser that exercises securities voting (“Proxy Voting”) authority with respect to Client securities to::
a. Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes Client securities in the Clients’ best interests. Such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;
b. Disclose to Clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and
c. Describe to Clients the adviser’s Proxy Voting Policy and Guidelines and, upon request, furnish a copy of the policies and procedures.
AUIM is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services undertaken on the client’s behalf, including Proxy Voting. The duty of care generally requires AUIM to monitor corporate events and to vote Proxies, unless a Client has agreed otherwise. AUIM Employees who exercise Proxy Voting authority must do so in accordance with this Policy.
This Policy is also designed to comply with the books and records requirements prescribed in Rule 204-2(c)(2).
1.2: Policy Owner
AUIM’s Chief Investment Officer (“CIO”) or his designee is primarily responsible for administering and enforcing this Policy. The CIO may delegate performance of policy responsibilities to other Employees, including Asset Specialists, acting individually or collectively, for whom he shall retain supervision and oversight. The Chief Compliance Officer (“CCO”) and/or his designees (collectively referred to as “Compliance” or the “Compliance team”) shall provide policy administration, support, and monitoring.
Employees who exercise Proxy Voting authority must vote Client Securities in accordance with this Policy and in the Clients’ best interests.
1.3: Definitions
Except as otherwise defined herein, for the purpose of this Policy, the following terms shall have the meaning ascribed below:
Act: The Investment Advisers Act of 1940, as amended, and all regulations promulgated thereunder.
Affiliate: An entity that is controlled by, controls, or is under common control with AUIM.
Asset Specialist(s): AUIM Employees responsible for providing expertise and knowledge on a particular asset class or topic.
Client: (a) Any investment company registered under the Investment Company Act of 1940, as amended, (“IC Act”) for whom AUIM acts as investment adviser or sub-adviser, (b) any Separate Account, Private Fund, or collective investment trust fund where AUIM acts as investment adviser, or (c) investment arrangement where AUIM acts as investment adviser with discretion on the account or is engaged to provide non-discretionary advice.
Conflict of Interest: A condition or situation, or the appearance thereof, in which competing professional, personal, financial, or other interests of AUIM or its Employees are contrary to the interests of AUIM and/or its Clients.
Employees: AUIM managers, officers, Employees, access persons, and other individuals identified by Compliance.
Equity Securities Voting Policy Guidelines: AUIM roadmap for arriving at voting decisions on common or routine proxy matters.
Private Fund: As defined in the Investment Advisers Act of 1940, a Private Fund is an issuer that would be an investment company as defined in section 3 of the IC Act but for sections 3(c)(1) or 3(c)(7) of the IC Act.
Procedures: Procedures, protocols and practices of AUIM or part thereof as AUIM’s President, or his designees, may approve or sanction from time to time.
Security: The SEC defines the term “Security” broadly to include stocks, bonds, certificates of deposit, options, interests in private placements, futures contracts on other Securities, participations in profit-sharing agreements, and interests in oil, gas, or other mineral royalties or leases, among other things. “Security” is also defined to include any instrument commonly known as a Security. On the other hand, in most – but not necessarily all – instances, a promissory note is not considered to be a “Security.” Any questions about whether an instrument is a Security for purposes of the federal Securities laws should be directed to the CCO.
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Separate Account: A type of Client that is a separately managed investment account (i.e., a Client account that is not a pooled investment vehicle). Separate Accounts can include accounts of both third-party Clients and Clients that are Affiliates of AUIM.
Section 2: KEY REQUIREMENTS
Key Requirement 1
AUIM’s Chief Investment Officer (“CIO”) or his designee is primarily responsible for administering and enforcing this Policy.
Key Requirement 2
The Chief Compliance Officer (“CCO”) and/or his designees (collectively referred to as “Compliance” or the “Compliance team”) shall provide policy administration, support, and monitoring.
Key Requirement 3
Employees who exercise Proxy Voting authority must vote Client Securities in accordance with this Policy and in the Clients’ best interests.
Key Requirement 4
AUIM may determine that it is in the Client’s best interest to abstain from voting Proxies. Accordingly, where AUIM believes the cost of voting Proxies outweighs the benefits of doing so, it will generally abstain.
Key Requirement 5
Where Client accounts are governed by ERISA, AUIM shall vote all Proxies unless the ERISA Plan documents (e.g., Plan, Trust, etc.) explicitly provide that AUIM is not to vote Proxies and/or another Plan fiduciary or the trustee retains Proxy Voting authority.
Key Requirement 6
AUIM shall take reasonable efforts to ensure that all accounts where it has Proxy Voting responsibility are properly established and maintained in order for it to carry out these responsibilities.
Key Requirement 7
AUIM shall maintain Procedures reasonably designed to ensure that all applicable Proxies are received, considered, and votes cast in accordance with this Policy and/or related Guidelines.
Key Requirement 8
The Asset Specialist, with assistance from the CCO and others as mandated, will consider whether AUIM is subject to any conflicts of interest in connection with a Proxy Vote.
Key Requirement 9
AUIM, as advised by the Committee, will generally take one of the following steps to avoid any impropriety or the appearance of impropriety in any situation involving a conflict of interest:
a. Obtain a review from AUIM’s General Counsel regarding determination of a conflict;
b. Obtain the guidance from the client(s) whose account(s) is/are involved in the conflict;
c. Vote Proxies in accordance with the recommendation of an Independent Third Party; or
d. Vote in strict accordance with its Guidelines.
Key Requirement 10
AUIM shall not provide to any Client, information about AUIM’s Proxy Voting activities for any other Client.
Key Requirement 11
It is required by Rule 204-2 of the Investment Advisers Act that a copy of each proxy cast by AUIM on behalf of a Client be maintained along with all proxy statements received, whether voted or not.
Section 3: Proxy Voting General Principles
AUIM recognizes and adheres to the principle that an important Client interest associated with owning a Security is exercising the right to vote in the election of the company’s directors and on matters affecting the company’s structure and operations. AUIM endeavours to vote Client Securities in the best interest of its Clients. In general, votes will be determined on a case-by-case basis, after taking into consideration all factors relevant to the issues presented. AUIM seeks to vote Proxies in a manner consistent with its fiduciary obligations and other contractual responsibilities.
Section 4: Proxy Voting Responsibilities
AUIM votes on behalf of all Client accounts for which it has the requisite discretionary authority except for situations in which any Client notifies AUIM in writing that it has retained, and intends to exercise, the authority to vote its own Securities. Clients may also ask AUIM to vote their Securities in accordance with specific guidelines furnished by the Client, in which case AUIM will vote such Securities within the Client’s guidelines.
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AUIM primarily manages Client portfolios of debt Securities. For most fixed income Clients, the issues for which AUIM votes fixed income Securities generally involve amendments to loan documentation, borrower compliance with financial covenants, registration rights, prepayments, insolvency, and other distressed creditor situations. Because these and related fixed income issues are generally unique to each particular borrower and relevant fact situation, they do not lend themselves to broad characterization that can be addressed by standard Proxy Voting guidelines.
Routine proxy matters associated with equity Securities (including but not limited to electing board of directors, selecting auditors, shareholder rights, proxy contests, corporate governance matters, and executive and director compensation) are typically voted in accordance with its Equity Proxy Voting Guidelines (“Guidelines”) (see Appendix A). These Guidelines are not designed to be exhaustive or to address non-routine matters that may be raised in Proxy ballots or other voting opportunities. To the extent relevant and appropriate, AUIM may consider these Guidelines when voting Client debt Securities.
Section 5: INTERNAL CONTROLS
5.1: Proxy Voting Exception
AUIM will use its best efforts to vote all Client Proxies. There may be instances (e.g., when Client Securities have been loaned) that at the time the vote is due circumstances exist that impact or prevent AUIM’s ability to vote Client Proxies.
Notwithstanding the foregoing, in some situations, AUIM may determine that it is in the Client’s best interest to abstain from voting Proxies. Accordingly, where AUIM believes the cost of voting Proxies outweighs the benefits of doing so, it will generally abstain. For example, AUIM will generally abstain from voting Proxies on international Securities where personal appearance is required, or where it does not have sufficient information to vote the Proxy, and the cost or administrative burden of obtaining such information is not commensurate with the reasonably foreseeable impact of the matter being voted upon in the Proxy.
5.2: Use of an Independent Third Party
Because of the expertise of its staff with the issues upon which it votes Client debt Securities, AUIM will not generally seek the services of a qualified independent third party (“Independent Third Party”) to provide guidance on such matters.
AUIM will generally research and cast Proxy Votes based on its own Policy and Guidelines. In instances deemed appropriate by the CIO, particularly when AUIM has a material Conflict of Interest, or when AUIM lacks sufficient knowledge or resources, it may engage an Independent Third Party to, among other things, provide Proxy research and/or to make recommendations. When AUIM considers the research or recommendations provided by an Independent Third Party, it retains all Proxy Voting responsibilities.
5.3: ERISA Accounts
Where Client accounts are governed by ERISA, AUIM shall vote all Proxies unless the ERISA Plan documents (e.g., Plan, Trust, etc.) explicitly provide that AUIM is not to vote Proxies and/or another Plan fiduciary or the trustee retains Proxy Voting authority.
5.4: Securities Voting Committee
The Securities Voting Committee (“Committee”) consists of representatives from Investment Management, Credit Research, Compliance and Legal. The Committee meets at least annually, and has the following responsibilities:
•
Review potential Material Conflicts and decide whether a material conflict is present, and needs to be addressed according to these policies and procedures.
•
Review the Guidelines and make revisions as appropriate.
•
Review these Policies and Procedures annually for accuracy and effectiveness, and recommend and adopt any necessary changes.
•
Review all Guideline overrides.
•
Review voting metrics.
5.5: Operational Considerations
AUIM shall take reasonable efforts to ensure that all accounts where it has Proxy Voting responsibility are properly established and maintained in order for it to carry out these responsibilities. Furthermore, AUIM shall maintain Procedures reasonably designed to ensure that all applicable Proxies are received, considered, and votes cast in accordance with this Policy and/or related Guidelines.
Section 6: CONFLICTS OF INTEREST
In fulfilling its Proxy voting responsibilities, AUIM may face conflicts of interest. Conflicts include any position or interest, financial or otherwise, which causes a division in or impairs AUIM’s independence or judgment concerning how to vote Proxies in the clients’ best interests. A material conflict of interest may arise between the self-interest of the firm, an Employee, the Committee, and AUIM’s clients.
The Asset Specialist, with assistance from the CCO and others as mandated, will consider whether AUIM is subject to any conflicts of interest in connection with a Proxy Vote. Employees must notify the CCO and the Committee if they are aware of any conflict of interest associated with a Proxy Vote. It is not possible to anticipate all conflicts of interest that could arise in connection with Proxy Voting. The following examples are meant to help Employees identify potential conflicts:
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a.
AUIM or an affiliate has a financial interest in the outcome of a proxy vote, such as when AUIM is asked to vote on a change in Rule 12b-1 fees paid by a mutual fund to it or its affiliates;
b.
An issuer or some other third-party offers AUIM or an Employee compensation in exchange for voting a proxy in a particular way; and
c.
An Employee, or a member of an Employee’s household, has a personal or business relationship with an issuer and AUIM receives a proxy solicitation from that issuer.
AUIM recognizes the potential for conflicts that may arise between its own interests and those of its clients. To address these concerns, AUIM, as advised by the Committee, will generally take one of the following steps to avoid any impropriety or the appearance of impropriety in any situation involving a conflict of interest:
a.
Obtain a review from AUIM’s General Counsel regarding determination of a conflict;
b.
Obtain the guidance from the client(s) whose account(s) is/are involved in the conflict;
c.
Vote Proxies in accordance with the recommendation of an Independent Third Party; or
d.
Vote in strict accordance with its Guidelines
Section 7: Proxy Voting Reports
AUIM shall provide, upon Client request and at no cost:
a.
A description of its Proxy Voting Policy and Guidelines (either as part of Part 2B of AUIM’s Form ADV or as a standalone document);
b.
A copy of this Policy; and/or
c.
Information regarding how AUIM voted Proxies on behalf of the Client.
AUIM shall not provide to any Client, information about AUIM’s Proxy Voting activities for any other Client.
Section 8: Proxy Voting Monitoring and Oversight
Compliance may conduct periodic testing and/or surveillance of AUIM’s Proxy Voting activities. Issues relating to such activities, at the Compliance team’s discretion, may be escalated to the CIO, CCO, or the appropriate governance Committee.
Section 9: GOVERNANCE
Any relevant issues that raise concerns against the scope of this or relevant local policies and any one of the monitoring criteria required by this policy will be reported to the relevant Compliance Officer and/or CRO and will require escalation to the appropriate risk committee(s). Any material concerns or high risk items should be escalated to the GRCC.
Section 10: Books and Records
In accordance with Rule 204-2(c)(2), AUIM must retain:
a. Its Proxy Voting Policy and Guidelines;
b. Proxy statements received;
c. Records of Proxy votes;
d. Records of Client requests on how Client Proxies were voted; and
e. All documents prepared by AUIM that were material to making a decision on how to vote (including decisions not to vote or to “abstain” from voting), or that memorialize the basis for Proxy Voting decisions (e.g., Committee meeting minutes).
All documents must be kept for no less than six years from the date of creation.
It is required by Rule 204-2 of the Investment Advisers Act that a copy of each proxy cast by AUIM on behalf of a Client be maintained along with all proxy statements received, whether voted or not.
Section 11: Escalation; Prompt Corrective Action
Policies, as outlined in the Escalation Policy. Employees should be aware of their responsibility to quickly identify and mitigate and/or escalate any potential Conflicts of Interest.
In addition, all Employees are subject to the AAM Operational Risk Management Policy, which sets out principles for recording, approving, reporting, and escalating errors and other risk events. Employees shall report any violation of this Policy to their Department Head and the CCO in addition to any additional reporting requirements outlined in other applicable policies.
Appendix
A: Equity Securities Voting Policy Guidelines
The following is a concise summary of AUIM’s Securities Voting Policy Guidelines.
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1. Auditors
Vote FOR proposals to ratify auditors, unless any of the following apply:
•
An auditor has a financial interest in or association with the company, and is therefore not independent,
•
Fees for non-audit services are non-standard, or
•
There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.
2. Board of Directors
Voting on Director Nominees in Uncontested Elections
•
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any non-standard non-audit fees or other potential auditor conflicts.
Classification/Declassification of the Board
•
Vote AGAINST proposals to classify the board.
•
Vote FOR proposals to repeal classified boards and to elect all directors annually.
Independent Chairman (Separate Chairman/CEO)
•
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.
Majority of Independent Directors/Establishment of Committees
•
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by AUIM’s definition of independence.
•
Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard
3. Shareholder Rights
Shareholder Ability to Act by Written Consent
•
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
•
Vote FOR proposals to allow or make easier shareholder action by written consent.
Shareholder Ability to Call Special Meetings
•
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
•
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
Supermajority Vote Requirements
•
Vote AGAINST proposals to require a supermajority shareholder vote.
•
Vote FOR proposals to lower supermajority vote requirements.
Cumulative Voting
•
Vote against proposals to eliminate cumulative voting.
•
Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company’s other governance provisions.
Confidential Voting
•
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential Voting Policy. If the dissidents agree, the Policy remains in place. If the dissidents will not agree, the confidential Voting Policy is waived.
•
Vote FOR management proposals to adopt confidential voting.
4. Proxy Contests
•
Voting for Director Nominees in Contested Elections
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•
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.
5. Poison Pills
•
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.
6. Mergers and Corporate Restructurings
•
Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.
7. Reincorporation Proposals
•
Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
8. Capital Structure
Common Stock Authorization
•
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis.
•
Vote on proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights on a CASE-BY-CASE basis.
•
Vote on proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain on a CASE-BY-CASE basis.
Dual-class Stock
•
Vote on proposals to create a new class of common stock with superior voting rights on a CASE-BY-CASE basis.
•
Vote on proposals to create a new class of nonvoting or sub-voting common stock on a CASE-BY-CASE basis, reviewing in particular if:
•
It is intended for financing purposes with minimal or no dilution to current shareholders
•
It is not designed to preserve the voting power of an insider or significant shareholder
9. Executive and Director Compensation
•
Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. AUIM reviews Executive and Director compensation plans (including broad-based option plans) in the context of the transfer of shareholder wealth. This review encompasses not only a comparison of a plan relative to peer companies, but also on an absolute basis, considering the cost of the plan vs. the operating income and overall profitability of the firm in question.
•
Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.
Management Proposals Seeking Approval to Reprice Options
•
Vote AGAINST proposals by management seeking approval to reprice options.
Employee Stock Purchase Plans
•
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
•
Vote FOR employee stock purchase plans where all of the following apply:
•
Purchase price is at least 85 percent of fair market value
•
Offering period is 27 months or less, and
•
Potential voting power dilution (VPD) is ten percent or less.
•
Vote AGAINST employee stock purchase plans where any of the opposite conditions apply.
Shareholder Proposals on Compensation
•
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.
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10. Social and Environmental Issues
•
These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.
•
In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.
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BlackRock Fund Advisors, BlackRock Financial Management, Inc., BlackRock Investment Management, LLC, BlackRock International Limited and BlackRock (Singapore) Limited
Proxy voting guidelines for U.S. securities
January 2021
Contents
Introduction 3
Voting guidelines 3
Boards and directors 3
Auditors and audit-related issues 9
Capital structure proposals 9
Mergers, acquisitions, asset sales, and other special transactions 10
Executive compensation 11
Environmental and social issues 13
General corporate governance matters 15
Shareholder protections 16
If you would like additional information, please contact: ContactStewardship@blackrock.com
These guidelines should be read in conjunction with the BlackRock Investment Stewardship Global Principles.
Introduction
We believe BlackRock has a responsibility to monitor and provide feedback to companies, in our role as stewards of our clients’ investments. BlackRock Investment Stewardship (“BIS”) does this through engagement with management teams and/or board members on material business issues, including environmental, social, and governance (“ESG”) matters and, for those clients who have given us authority, through voting proxies in the best long-term economic interests of our clients.
The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BIS’ general philosophy and approach to ESG factors, as well as our expectations of directors, that most commonly arise in proxy voting for U.S. securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies or provide a guide to how BlackRock will vote in every instance. They are applied with discretion, taking into consideration the range of issues and facts specific to the company, as well as individual ballot items.
Voting guidelines
These guidelines are divided into eight key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders:
•
Boards and directors
•
Auditors and audit-related issues
•
Capital structure
•
Mergers, acquisitions, asset sales, and other special transactions
•
Executive compensation
•
Environmental and social issues
•
General corporate governance matters
•
Shareholder protections
Boards and directors
The effective performance of the board is critical to the economic success of the company and the protection of shareholders’ interests. As part of their responsibilities, board members owe fiduciary duties to shareholders in overseeing the strategic direction and operation of the company. For this reason, BlackRock focuses on directors in many of our engagements and sees the election of directors as one of our most critical responsibilities.
Disclosure of material issues that affect the company’s long-term strategy and value creation, including material ESG factors, is essential for
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shareholders to be able to appropriately understand and assess how effectively the board is identifying, managing, and mitigating risks.
Where we conclude that a board has failed to address or disclose one or more material issues within a specified timeframe, we may hold directors accountable or take other appropriate action in the context of our voting decisions.
Director elections
Where a board has not adequately demonstrated, through company disclosures and actions, how material issues are appropriately identified, managed, and overseen, we will consider withholding our support for the re-election of directors whom we hold accountable.
In addition, we may withhold votes from directors or members of particular board committees in certain situations, as indicated below.
Independence
We expect a majority of the directors on the board to be independent. In addition, all members of key committees, including audit, compensation, and nominating/ governance committees, should be independent. Our view of independence may vary from listing standards.
Common impediments to independence may include:
•
Employment as a senior executive by the company or a subsidiary within the past five years
•
An equity ownership in the company in excess of 20%
•
Having any other interest, business, or relationship (professional or personal) which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company
•
When evaluating controlled companies, as defined by the U.S. stock exchanges, we may vote against insiders or affiliates who sit on the audit committee, but not other key committees
We may vote against directors serving on key committees that we do not consider to be independent.
Oversight
We expect the board to exercise appropriate oversight over management and business activities of the company. We will consider voting against committee members and / or individual directors in the following circumstances:
•
Where the board has failed to exercise sufficient oversight with regard to material ESG risk factors, or the company has failed to provide shareholders with adequate disclosure to conclude appropriate strategic consideration is given to these factors by the board
•
Where the board has failed to exercise oversight with regard to accounting practices or audit oversight, we will consider voting against the current audit committee, and any other members of the board who may be responsible. For example, we may vote against members of the audit committee during a period when the board failed to facilitate quality, independent auditing if substantial accounting irregularities suggest insufficient oversight by that committee
•
Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue
•
The chair of the nominating/ governance committee, or where no chair exists, the nominating/governance committee member with the longest tenure, where the board is not comprised of a majority of independent directors. This may not apply in the case of a controlled company
•
Where it appears the director has acted (at the company or at other companies) in a manner that compromises his/ her ability to represent the best long-term economic interests of shareholders
•
Where a director has a multi-year pattern of poor attendance at combined board and applicable committee meetings, or a director has poor attendance in a single year with no disclosed rationale. Excluding exigent circumstances, BlackRock generally considers attendance at less than 75% of the combined board and applicable committee meetings to be poor attendance
•
Where a director serves on an excessive number of boards, which may limit his/ her capacity to focus on each board’s requirements. The following identifies the maximum number of boards on which a director may serve, before he/ she is considered to be over-committed:
	Public Company Executive or Fund Manager[1]	# Outside Public Boards[2]	Total # of Public Boards
Director A	✓	1	2
Director B	F078	3	4
1 In this instance, “fund manager” refers to individuals whose full-time employment involves responsibility for the investment and oversight of fund vehicles, and those who have employment as professional investors and provide oversight for those holdings.[2] In addition to the company under review.

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Responsiveness to shareholders
We expect a board to be engaged and responsive to its shareholders, including acknowledging voting outcomes for shareholder proposals, director elections, compensation, and other ballot items. Where we believe a board has not substantially addressed shareholder concerns, we may vote against the responsible committees and/or individual directors. The following illustrates common circumstances:
•
The independent chair or lead independent director, members of the nominating/governance committee, and/or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders, evidence of board entrenchment, and/or failure to plan for adequate board member succession
•
The chair of the nominating/governance committee, or where no chair exists, the nominating/governance committee member with the longest tenure, where board member(s) at the most recent election of directors have received against votes from more than 25% of shares voted, and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial against vote
•
The independent chair or lead independent director and/ or members of the nominating/governance committee, where a board fails to consider shareholder proposals that receive substantial support, and the proposals, in our view, have a material impact on the business, shareholder rights, or the potential for long-term value creation
Shareholder rights
We expect a board to act with integrity and to uphold governance best practices. Where we believe a board has not acted in the best interests of its shareholders, we may vote against the appropriate committees and/or individual directors. The following illustrates common circumstances:
•
The independent chair or lead independent director and members of the nominating/governance committee, where a board implements or renews a poison pill without shareholder approval
•
The independent chair or lead independent director and members of the nominating/governance committee, where a board amends the charter/articles/bylaws such that the effect may be to entrench directors or to significantly reduce shareholder rights
•
Members of the compensation committee where the company has repriced options without shareholder approval
•
If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding the actions of a committee and the responsible member(s) or committee chair are not up for re-election, we will generally register our concern by voting against all available members of the relevant committee
Board composition and effectiveness
We encourage boards to periodically renew their membership to ensure relevant skills and experience within the boardroom. To this end, regular performance reviews and skills assessments should be conducted by the nominating/ governance committee or the lead independent director.
Furthermore, we expect boards to be comprised of a diverse selection of individuals who bring their personal and professional experiences to bear in order to create a constructive debate of a variety of views and opinions in the boardroom. We recognize that diversity has multiple dimensions. In identifying potential candidates, boards should take into consideration the full breadth of diversity, including personal factors, such as gender, ethnicity, race, and age, as well as professional characteristics, such as a director’s industry, area of expertise, and geographic location. In addition to other elements of diversity, we encourage companies to have at least two women directors on their board. Our publicly available commentary explains our approach to engaging on board diversity.
We encourage boards to disclose:
•
The mix of competencies, experience, and other qualities required to effectively oversee and guide management in light of the stated long-term strategy of the company
•
The process by which candidates are identified and selected, including whether professional firms or other sources outside of incumbent directors’ networks have been engaged to identify and/or assess candidates
•
The process by which boards evaluate themselves and any significant outcomes of the evaluation process, without divulging inappropriate and/ or sensitive details
•
Demographics related to board diversity, including, but not limited to, gender, ethnicity, race, age, and geographic location, in addition to measurable milestones to achieve a boardroom reflective of multi-faceted racial, ethnic, and gender representation
Our primary concern is that board members are able to contribute effectively as corporate strategy evolves and business conditions change. We acknowledge that no single person can be expected to bring all relevant skill sets to a board; at the same time, we generally do not believe it is necessary or appropriate to have any particular director on the board solely by virtue of a singular background or specific area of expertise.
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Where boards find that age limits or term limits are the most efficient and objective mechanism for ensuring periodic board refreshment, we generally defer to the board’s determination in setting such limits. BlackRock will also consider the average board tenure to evaluate processes for board renewal. We may oppose boards that appear to have an insufficient mix of short-, medium-, and long-tenured directors.
To the extent that a company has not adequately accounted for diversity in its board composition within a reasonable timeframe, based on our assessment, we may vote against members of the nominating/governance committee for an apparent lack of commitment to board effectiveness.
Board size
We typically defer to the board in setting the appropriate size and believe directors are generally in the best position to assess the optimal board size to ensure effectiveness. However, we may oppose boards that appear too small to allow for the necessary range of skills and experience or too large to function efficiently.
CEO and management succession planning
There should be a robust CEO and senior management succession plan in place at the board level that is reviewed and updated on a regular basis. We expect succession planning to cover both long-term planning consistent with the strategic direction of the company and identified leadership needs over time, as well as short-term planning in the event of an unanticipated executive departure. We encourage the company to explain its executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.
Classified board of directors/staggered terms
We believe that directors should be re-elected annually; classification of the board generally limits shareholders’ rights to regularly evaluate a board’s performance and select directors. While we will typically support proposals requesting board de-classification, we may make exceptions, should the board articulate an appropriate strategic rationale for a classified board structure, such as when a company needs consistency and stability during a time of transition, e.g. newly public companies or companies undergoing a strategic restructuring. A classified board structure may also be justified at non-operating companies, e.g. closed-end funds or business development companies (BDC), in certain circumstances. We would, however, expect boards with a classified structure to periodically review the rationale for such structure and consider when annual elections might be more appropriate.
Without a voting mechanism to immediately address concerns about a specific director, we may choose to vote against the available slate of directors (see “Shareholder rights” for additional detail).
Contested director elections
The details of contested elections, or proxy contests, are assessed on a case-by-case basis. We evaluate a number of factors, which may include: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the ownership stake and holding period of the dissident; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissident represents the best option for enhancing long-term shareholder value.
Cumulative voting
We believe that a majority vote standard is in the best long-term interests of shareholders. It ensures director accountability through the requirement to be elected by more than half of the votes cast. As such, we will generally oppose proposals requesting the adoption of cumulative voting, which may disproportionately aggregate votes on certain issues or director candidates.
Director compensation and equity programs
We believe that compensation for directors should be structured to attract and retain directors, while also aligning their interests with those of shareholders. We believe director compensation packages that are based on the company’s long-term value creation and include some form of long-term equity compensation are more likely to meet this goal. In addition, we expect directors to build meaningful share ownership over time.
Majority vote requirements
BlackRock believes that directors should generally be elected by a majority of the shares voted and will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections. Majority vote standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. Some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.
We note that majority voting may not be appropriate in all circumstances, for example, in the context of a contested election, or for majority-controlled companies
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Risk oversight
Companies should have an established process for identifying, monitoring, and managing business and material ESG risks. Independent directors should have access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk. We encourage companies to provide transparency around risk management, mitigation, and reporting to the board. We are particularly interested in understanding how risk oversight processes evolve in response to changes in corporate strategy and/or shifts in the business and related risk environment. Comprehensive disclosure provides investors with a sense of the company’s long-term operational risk management practices and, more broadly, the quality of the board’s oversight. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.
Separation of chairman and CEO
We believe that independent leadership is important in the boardroom. There are two commonly accepted structures for independent board leadership: 1) an independent chairman; or 2) a lead independent director when the roles of chairman and CEO are combined.
In the absence of a significant governance concern, we defer to boards to designate the most appropriate leadership structure to ensure adequate balance and independence.
In the event that the board chooses a combined chair/CEO model, we generally support the designation of a lead independent director if they have the power to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Furthermore, while we anticipate that most directors will be elected annually, we believe an element of continuity is important for this role to provide appropriate leadership balance to the chair/CEO.
The following table illustrates examples of responsibilities under each board leadership model:
	Combined Chair/ CEO Model		Separate Chair Model
	Chair/ CEO	Lead Director	Chair
Board Meetings
	Authority to call full meetings of the board of directors	Attends full meetings of the board of directors	Authority to call full meetings of the board of directors
Authority to call meetings of independent directors
Briefs CEO on issues arising from executive sessions
Agenda
	Primary responsibility for shaping board agendas, consulting with the lead director	Collaborates with chair/CEO to set board agenda and board information	Primary responsibility for shaping board agendas, in conjunction with CEO
Board Communications
	Communicates with all directors on key issues and concerns outside board meetings	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning
Auditors and audit-related issues
BlackRock recognizes the critical importance of financial statements to provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may vote against the audit committee members where the board has failed to facilitate quality, independent auditing. We look to the audit committee report for insight into the scope of the audit committee responsibilities, including an overview of audit committee processes, issues on the audit committee agenda, and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we expect timely disclosure and remediation of accounting irregularities.
The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.
From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.
Capital structure proposals
Equal voting rights
BlackRock believes that shareholders should be entitled to voting rights in proportion to their economic interests. We believe that companies that look to add or already have dual or multiple class share structures should review these structures on a regular basis, or as company
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circumstances change. Companies with multiple share classes should receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.
Blank check preferred
We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and as a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote.
Nonetheless, we may support the proposal where the company:
•
Appears to have a legitimate financing motive for requesting blank check authority
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Has committed publicly that blank check preferred shares will not be used for anti-takeover purposes
•
Has a history of using blank check preferred stock for financings
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Has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility
Increase in authorized common shares
BlackRock will evaluate requests to increase authorized shares on a case-by-case basis, in conjunction with industry-specific norms and potential dilution, as well as a company’s history with respect to the use of its common shares.
Increase or issuance of preferred stock
We generally support proposals to increase or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and where the terms of the preferred stock appear reasonable.
Stock splits
We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse stock splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal for a reverse split that would not proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.
Mergers, acquisitions, asset sales, and other special transactions
In assessing mergers, acquisitions, asset sales, or other special transactions, BlackRock’s primary consideration is the long-term economic interests of our clients as shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long-term shareholder value. While mergers, acquisitions, asset sales, and other special transaction proposals vary widely in scope and substance, we closely examine certain salient features in our analyses, such as:
•
The degree to which the proposed transaction represents a premium to the company’s trading price. We consider the share price over multiple time periods prior to the date of the merger announcement. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply
•
There should be clear strategic, operational, and/ or financial rationale for the combination
•
Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and/ or board members’ financial interests appear likely to affect their ability to place shareholders’ interests before their own
•
We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions
Poison pill plans
Where a poison pill is put to a shareholder vote by management, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable “qualifying offer clause.” Such clauses typically require shareholder ratification of the pill and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all-cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the
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offer is put to a shareholder vote, or requires the board to seek the written consent of shareholders, where shareholders could rescind the pill at their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.
We generally vote in favor of shareholder proposals to rescind poison pills.
Reimbursement of expenses for successful shareholder campaigns
We generally do not support shareholder proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign. We believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.
Executive Compensation
BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly the generation of sustainable long-term value.
We expect the compensation committee to carefully consider the specific circumstances of the company and the key individuals the board is focused on incentivizing. We encourage companies to ensure that their compensation plans incorporate appropriate and rigorous performance metrics consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee, or equivalent board members, accountable for poor compensation practices or structures.
BlackRock believes that there should be a clear link between variable pay and company performance that drives value creation. We are generally not supportive of one-off or special bonuses unrelated to company or individual performance. Where discretion has been used by the compensation committee, we expect disclosure relating to how and why the discretion was used and further, how the adjusted outcome is aligned with the interests of shareholders.
We acknowledge that the use of peer group evaluation by compensation committees can help calibrate competitive pay; however, we are concerned when the rationale for increases in total compensation is solely based on peer benchmarking, rather than absolute outperformance.
We support incentive plans that foster the sustainable achievement of results consistent with the company’s long-term strategic initiatives. The vesting timeframes associated with incentive plans should facilitate a focus on long-term value creation. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practice.
“Say on Pay” advisory resolutions
In cases where there is a “Say on Pay” vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company and in a manner that appropriately addresses the specific question posed to shareholders. In a commentary on our website, entitled “BlackRock Investment Stewardship’s approach to executive compensation,” we explain our expectations related to executive compensation practices, our “Say on Pay” analysis framework, and our typical approach to engagement and voting on “Say on Pay.”
Where we conclude that a company has failed to align pay with performance, we will vote against the management compensation proposal and consider voting against the compensation committee members.
Frequency of “Say on Pay” advisory resolutions
BlackRock will generally support annual advisory votes on executive compensation, and will consider biennial and triennial timeframes, absent compensation concerns. In evaluating pay, we believe that the compensation committee is responsible for constructing a plan that appropriately incentivizes executives for long-term value creation, utilizing relevant metrics and structure to promote overall pay and performance alignment.
Claw back proposals
We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices. We also favor recoupment from any senior executive whose behavior caused material financial harm to shareholders, material reputational risk to the company, or resulted in a criminal proceeding, even if such actions did not ultimately result in a material restatement of past results. This includes, but is not limited to, settlement agreements arising from such behavior and paid for directly by the company. We typically support shareholder proposals on these matters unless the company already has a robust claw back policy that sufficiently addresses our concerns.
Employee stock purchase plans
We believe employee stock purchase plans (“ESPP”) are an important part of a company’s overall human capital management strategy and can provide performance incentives to help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. We will typically support qualified ESPP proposals.
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Equity compensation plans
BlackRock supports equity plans that align the economic interests of directors, managers, and other employees with those of shareholders. We believe that boards should establish policies prohibiting the use of equity awards in a manner that could disrupt the intended alignment with shareholder interests (e.g. the use of stock as collateral for a loan; the use of stock in a margin account; the use of stock in hedging or derivative transactions). We may support shareholder proposals requesting the establishment of such policies.
Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions, which allow for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered (commonly referred to as “double trigger” change of control provisions).
Golden parachutes
We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential pay-out under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.
When determining whether to support or oppose an advisory vote on a golden parachute plan, BlackRock may consider several factors, including:
•
Whether we believe that the triggering event is in the best interests of shareholders
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Whether management attempted to maximize shareholder value in the triggering event
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The percentage of total premium or transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment
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Whether excessively large excise tax gross-up payments are part of the pay-out
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Whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers
•
Whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company
It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BlackRock may vote against a golden parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.
We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval. We generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current salary and bonus, including equity compensation.
Option exchanges
We believe that there may be legitimate instances where underwater options create an overhang on a company’s capital structure and a repricing or option exchange may be warranted. We will evaluate these instances on a case-by-case basis. BlackRock may support a request to reprice or exchange underwater options under the following circumstances:
•
The company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance
•
Directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; tax, accounting, and other technical considerations have been fully contemplated
•
There is clear evidence that absent repricing, the company will suffer serious employee incentive or retention and recruiting problems
BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interest of shareholders.
Supplemental executive retirement plans
BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in supplemental executive retirement plans (“SERP”) to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
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Environmental and social issues
We believe that well-managed companies deal effectively with material ESG factors relevant to their businesses. As stated throughout this document, governance is the core structure by which boards can oversee the creation of sustainable long-term value—appropriate risk oversight of environmental and social (“E&S”) considerations stems from this construct.
Robust disclosure is essential for investors to effectively gauge companies’ business practices and strategic planning related to E&S risks and opportunities. When a company’s reporting is inadequate, investors, including BlackRock, will increasingly conclude that the company is not adequately managing risk. Given the increased understanding of material sustainability risks and opportunities, and the need for better information to assess them, BlackRock will advocate for continued improvement in companies’ reporting and will hold management and/ or directors accountable where disclosures or the business practices underlying them are inadequate.
BlackRock views the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD) and the standards put forth by the Sustainability Accounting Standards Board (SASB) as appropriate and complementary frameworks for companies to disclose financially material sustainability information. While the TCFD framework was crafted with the aim of climate-related risk disclosure, the four pillars of the TCFD—Governance, Strategy, Risk Management, and Metrics and Targets—are a useful way for companies to disclose how they identify, assess, manage, and oversee a variety of sustainability-related risks and opportunities. SASB’s industry-specific guidance (as identified in its materiality map) is beneficial in helping companies identify key performance indicators (KPIs) across various dimensions of sustainability that are considered to be financially material and decision-useful within their industry.
Accordingly, we ask companies to:
•
Disclose the identification, assessment, management, and oversight of sustainability-related risks in accordance with the four pillars of TCFD
•
Publish SASB-aligned reporting with industry-specific, material metrics and rigorous targets
See our commentary on our approach to engagement on TCFD- and SASB-aligned reporting for greater detail of our expectations.
Climate risk
BlackRock believes that climate change has become a defining factor in companies’ long-term prospects. We expect every company to help their investors understand how the company may be impacted by climate-related risks and opportunities, and how they are considered within the company’s strategy.
Specifically, we expect companies to articulate how they are aligned to a scenario in which global warming is limited to well below 2° C and is consistent with a global aspiration to reach net zero GHG emissions by 2050.
The public and private sectors have roles to play in aligning greenhouse gas reduction efforts with targets based on science, where available to curb the worst effects of climate change and reach the global goal of carbon neutrality by mid-century. Companies have an opportunity to utilize and contribute to the development of current and future low-carbon transition technologies, which are an important consideration for the rate at which emissions can be reduced. We expect companies to disclose how they are considering these challenges, alongside opportunities for innovation, within their strategy and emissions reduction efforts.
We may support shareholder proposals that ask companies to disclose climate plans aligned with our expectations.
Key stakeholder interests
As a long-term investor, we believe that in order to deliver value for shareholders, companies should also consider their stakeholders. While stakeholder groups may vary across industries, they are likely to include employees; business partners (such as suppliers and distributors); clients and consumers; government and regulators; and the communities in which companies operate. Companies that build strong relationships with their stakeholders are more likely to meet their own strategic objectives, while poor relationships may create adverse impacts that expose a company to legal, regulatory, operational, and reputational risks and jeopardize their social license to operate. We expect companies to effectively oversee and mitigate these risks with appropriate due diligence processes and board oversight.
Human capital management
A company’s approach to human capital management is a critical factor in fostering an inclusive, diverse, and engaged workforce, which contributes to business continuity, innovation, and long-term value creation. As an important component of strategy, we expect boards to oversee human capital management.
We believe that clear and consistent reporting on these matters is critical for investors to understand the composition of a company’s workforce. We expect companies to disclose workforce demographics, such as gender, race, and ethnicity in line with the US Equal Employment Opportunity Commission’s EEO-1 Survey, alongside the steps they are taking to advance diversity, equity, and inclusion. Where we believe a company’s disclosures or practices fall short relative to the market or peers, or we are unable to ascertain the board and management’s effectiveness in overseeing related risks and opportunities, we may vote against members of the appropriate committee or support relevant shareholder proposals. Our commentary on human capital management provides more information on our expectations.
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Corporate political activities
Companies may engage in certain political activities, within legal and regulatory limits, in order to influence public policy consistent with the companies’ values and strategies. These activities can also create risks, including: the potential for allegations of corruption; reputational risk associated with a candidate, party, or issue; and risks that arise from the complex legal, regulatory, and compliance considerations associated with corporate political spending and lobbying activity. Companies that engage in political activities should develop and maintain robust processes to guide these activities and mitigate risks, including board oversight.
When presented with shareholder proposals requesting increased disclosure on corporate political activities, BlackRock will evaluate publicly available information to consider how a company’s lobbying may impact the company. We will also evaluate whether there is alignment between a company’s stated positions on policy matters material to its strategy and the positions taken by industry groups of which it is a member. We may decide to support a shareholder proposal requesting additional disclosure if we identify a material misalignment. Additional detail can be found in our commentary on political contributions and lobbying disclosures.
General corporate governance matters
Adjourn meeting to solicit additional votes
We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.
Bundled proposals
We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.
Exclusive forum provisions
BlackRock generally supports proposals to seek exclusive forum for certain shareholder litigation. In cases where a board unilaterally adopts exclusive forum provisions that we consider unfavorable to the interests of shareholders, we will vote against the independent chair or lead independent director and members of the nominating/governance committee.
Multi-jurisdictional companies
Where a company is listed on multiple exchanges or incorporated in a country different from its primary listing, we will seek to apply the most relevant market guideline(s) to our analysis of the company’s governance structure and specific proposals on the shareholder meeting agenda. In doing so, we typically consider the governance standards of the company’s primary listing, the market standards by which the company governs itself, and the market context of each specific proposal on the agenda. If the relevant standards are silent on the issue under consideration, we will use our professional judgment as to what voting outcome would best protect the long-term economic interests of investors. We expect companies to disclose the rationale for their selection of primary listing, country of incorporation, and choice of governance structures, particularly where there is conflict between relevant market governance practices.
Other business
We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.
Reincorporation
Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections, legal advantages, and/or cost savings. We will evaluate, on a case-by-case basis, the economic and strategic rationale behind the company’s proposal to reincorporate. In all instances, we will evaluate the changes to shareholder protections under the new charter/articles/bylaws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.
IPO governance
We expect boards to consider and disclose how the corporate governance structures adopted upon initial public offering (“IPO”) are in shareholders’ best long-term interests. We also expect boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders. In our letter on unequal voting structures, we articulate our view that “one vote for one share” is the preferred structure for publicly-traded companies. We also recognize the potential benefits of dual class shares to newly public companies as they establish themselves; however, we believe that these structures should have a specific and limited duration. We will generally engage new companies on topics such as classified boards and supermajority vote provisions to amend bylaws, as we believe that such arrangements may not be in the best interest of shareholders in the long-term.
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We will typically apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, responsibilities on other public company boards and board composition concerns), during which we expect boards to take steps to bring corporate governance standards in line with our expectations.
Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. We expect an EGC to have a totally independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit-related issues applicable in full for an EGC on the first anniversary of its IPO.
Shareholder Protections
Amendment to charter/articles/by-laws
We believe that shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms and amendments to the charter/articles/bylaws. We may vote against certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, particularly if those changes have the potential to impact shareholder rights (see “Director elections”). In cases where a board’s unilateral adoption of changes to the charter/articles/bylaws promotes cost and operational efficiency benefits for the company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company’s corporate governance structure.
When voting on a management or shareholder proposal to make changes to the charter/articles/bylaws, we will consider in part the company’s and/or proponent’s publicly stated rationale for the changes; the company’s governance profile and history; relevant jurisdictional laws; and situational or contextual circumstances which may have motivated the proposed changes, among other factors. We will typically support amendments to the charter/articles/bylaws where the benefits to shareholders outweigh the costs of failing to make such changes.
Proxy access
We believe that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate directors on the company’s proxy card.
In our view, securing the right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to meaningfully participate in the director election process, encourage board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board.
In general, we support market-standardized proxy access proposals, which allow a shareholder (or group of up to 20 shareholders) holding three percent of a company’s outstanding shares for at least three years the right to nominate the greater of up to two directors or 20% of the board. Where a standardized proxy access provision exists, we will generally oppose shareholder proposals requesting outlier thresholds.
Right to act by written consent
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process (in order to avoid the waste of corporate resources in addressing narrowly supported interests); and 2) shareholders receive a minimum of 50% of outstanding shares to effectuate the action by written consent. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.
Right to call a special meeting
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. Accordingly, shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder, or where a lower threshold may lead to an ineffective use of corporate resources. We generally believe that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.
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Simple majority voting
We generally favor a simple majority voting requirement to pass proposals. Therefore, we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of minority shareholder interests and we may support supermajority voting requirements in those situations.
Virtual meetings
Shareholders should have the opportunity to participate in the annual and special meetings for the companies in which they are invested, as these meetings facilitate an opportunity for shareholders to provide feedback and hear from the board and management. While these meetings have traditionally been conducted in-person, virtual meetings are an increasingly viable way for companies to utilize technology to facilitate shareholder accessibility, inclusiveness, and cost efficiencies. We expect shareholders to have a meaningful opportunity to participate in the meeting and interact with the board and management in these virtual settings; companies should facilitate open dialogue and allow shareholders to voice concerns and provide feedback without undue censorship.
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J.P. Morgan Investment Management Inc.
Corporate Governance Policy & Voting Guidelines
JPMorgan Asset Management Global Proxy Voting Procedures
A. Objective
As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM's objective is to vote proxies in the best interests of its clients. To further that objective, JPMAM adopted these Procedures.
These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.
B. Proxy Committee
To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters: (1) to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; (2) review and approve the Guidelines annually; and (3) provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of 13 Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate. The Global Head of Sustainable Investing is a member of each regional committee and, working with the regional Proxy Administrators, is charged with overall responsibility for JPMIM’s approach to governance issues including proxy voting worldwide and coordinating regional proxy voting guidelines and procedures in accordance with applicable regulations and best practices.
C. The Proxy Voting Process
JPMAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMAM investment professionals with public companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). The Proxy Voting Committee has adopted procedures to identify significant proxies and to recall shares on loan.1
Situations often arise in which more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.
Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the

1The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.
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Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.
In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.
In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.
For certain commingled funds that are index replication portfolios, JPMAM is permitted in certain instances to delegate its proxy voting authority in whole or in part to the Independent Voting Service. This delegation may occur where JPMAM is restricted under applicable laws from voting a particular security or to permit JPMAM to utilize exemptions applicable to positions in bank or bank holding company stocks held in such funds. Additionally, where securities are held only in certain passive index tracking portfolios and not owned in our active accounts, the proxy may be voted in accordance with the Independent Voting Service’s recommendation if JPMAM’s guidelines require case by case determination. For separate accounts utilizing the Global Bank Opportunities strategy, JPMAM will delegate its proxy voting to the Independent Voting Service.
D. Material Conflicts of Interest
The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC's securities, lending, investment banking and other divisions to JPMAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.
Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM's relationship with such company and materially impact JPMAM's business; or (ii) a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision.
A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines provided, however, that JPMAM investment professional(s) may request an exception to this process to vote against a proposal rather than referring it to an independent third party (“Exception Request”) where the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of a proxy vote. The Proxy Committee shall review the Exception Request and shall determine whether JPMAM should vote against the proposal or whether such proxy should still be referred to an independent third party due to the potential for additional conflicts or otherwise.
E. Escalation of Material Conflicts of Interest
When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. That subgroup shall include a Proxy Committee member from the Investment Department and one or more Proxy Committee members from the Legal, Compliance or Risk Management Departments. In the event that the Proxy Administrator and the subgroup of the Proxy Committee determine that an actual material conflict of interest exists, they shall make a recommendation on how the relevant JPMAM Entity shall vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.
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Depending upon the nature of the material conflict of interest, JPMAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:
•
removing certain JPMAM personnel from the proxy voting process;
•
“walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;
•
voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or
•
deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.
The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.
F. Recordkeeping
JPMAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:
•
a copy of the JPMAM Proxy Voting Procedures and Guidelines;
•
a copy of each proxy statement received on behalf of JPMAM clients;
•
a record of each vote cast on behalf of JPMAM client holdings;
•
a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;
•
a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and
•
a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.
It should be noted that JPMAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.
Exhibit A
•
JPMorgan Chase Bank , NA
•
J.P. Morgan Asset Management (UK) Limited
•
J.P. Morgan Investment Management Inc.
•
JF Asset Management Limited
•
JF Asset Management (Singapore) Limited
•
JF International Management Inc.
•
J.P. Morgan Private Investments, Inc.
•
Security Capital Research & Management Incorporated
•
Bear Stearns Asset Management
I: Proxy Voting Guidelines
JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.
JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.
In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.
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A: North America
1. Board of Directors
A. Uncontested Director Elections
Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:
1)
attend less than 75 percent of the board and committee meetings without a valid excuse for the absences;
2)
adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.
3)
are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees. For purposes of defining affiliation we will apply either the NYSE listing rule for companies listed on that exchange or the NASDAQ listing rule for all other companies.
4)
ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast. The review period will be the vote results over a consecutive two year time frame.
5)
are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees
6)
are insiders and affiliated outsiders on boards that are not at least majority independent. In the case of a controlled company, vote case-by case on the directors.
7)
are CEOs of publicly-traded companies who serve on more than two public boards (besides his or her own board) and all other directors who serve on more than four public company boards.
8)
are compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a – Stock- Based Incentive Plans, last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.
9)
are audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.
10)
are compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.
11)
demonstrated history of poor performance or inadequate risk oversight.
12)
and/or committee members when the board adopts changes to the company’s by-laws or charter without shareholder approval if the changes materially diminish shareholder rights.
13)
chair the board, are lead independent directors, or chair governance committees of publicly traded companies where employees have departed for significant violation of code of conduct without claw back of compensation.
14)
for newly public companies, vote case-by-case on directors as we believe the company should have the appropriate time frame to mature and better its governance structure
B. CEO Votes
Except as otherwise described above, we generally do not vote against a sitting CEO in recognition of the impact the vote may have on the management of the company.
C. Proxy Access
Generally vote for shareholder proposals requesting companies to amend their by-laws in order to facilitate shareholders’ ability to nominate candidates for directors as long as the minimum threshold of share ownership is 3% (defined as either a single shareholder or group of shareholders) and the minimum holding period of share ownership is 3 years. Generally, we will oppose proposals which restrict share ownership thresholds to a single shareholder.
We recognize the importance of shareholder access to the ballot process as one means to ensure that boards do not become self-perpetuating and self-serving. We generally support the board when they have adopted proxy access at a 3% / 3 year threshold either through a majority supported shareholder ballot or by adopting the bylaw on its own initiative. However, we are also aware that some proposals may promote certain interest groups to the detriment of shareholders generally and could be disruptive to the nomination process. Hence, we will generally vote against shareholder proposals which seek to amend an existing proxy access by law unless the terms of the proxy access right is unduly restrictive to shareholders.
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2. Proxy Contests
A. Election of Directors
Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.
B. Reimburse Proxy Solicitation Expenses
Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case by-case basis.
3. Ratification of Auditors
Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.
Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.
Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.
Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.
4. Proxy Contest Defenses
A. Board Structure: Staggered vs. Annual Elections
Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:
1)
Majority of board composed of independent directors,
2)
Nominating committee composed solely of independent directors,
3)
Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,
4)
Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),
5)
Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,
6)
Absence of superior voting rights for one or more classes of stock,
7)
Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and
8)
Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).
B. Shareholder Ability to Remove Directors
Vote against proposals that provide that directors may be removed only for cause.
Vote for proposals to restore shareholder ability to remove directors with or without cause.
Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote for proposals that permit shareholders to elect directors to fill board vacancies.
C. Cumulative Voting
Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:
1)
Annually elected board,
2)
Majority of board composed of independent directors,
3)
Nominating committee composed solely of independent directors,
4)
Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),
5)
Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,
6)
Absence of superior voting rights for one or more classes of stock,
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7)
Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and
8)
Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).
D. Shareholder Ability to Call Special Meeting
Vote against proposals to restrict or prohibit shareholder ability to call special meetings so long as the ability to call special meetings requires the affirmative vote of less than 15% of the shares outstanding. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting, should require more than a de minimus number of shares to call the meeting and subject the company to the expense of a shareholder meeting.
Vote for proposals that remove restrictions on the right of shareholders to act independently of management.
E. Shareholder Ability to Act by Written Consent
We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.
We generally vote against proposals to allow or facilitate shareholder action by written consent.
F. Shareholder Ability to Alter the Size of the Board
Vote for proposals that seek to fix the size of the board.
Vote against proposals that give management the ability to alter the size of the board without shareholder approval.
5. Tender Offer Defenses
A. Poison Pills
Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill. Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.
Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.
If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
B. Fair Price Provisions
Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
C. Greenmail
Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
D. Unequal Voting Rights
Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.
Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.
E. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws
Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.
Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
F. Supermajority Shareholder Vote Requirement to Approve Mergers
Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.
Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.
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6. Miscellaneous Board Provisions
A. Separate Chairman and CEO Positions
We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:
•
Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:
(1)
Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
(2)
Serves as liaison between the chairman and the independent directors,
(3)
Approves information sent to the board,
(4)
Approves meeting agendas for the board,
(5)
Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,
(6)
Has the authority to call meetings of the independent directors, and
(7)
If requested by major shareholders, ensures that he is available for consultation and direct communication;
•
2/3 of independent board;
•
All-independent key committees;
•
Committee chairpersons nominated by the independent directors;
•
CEO performance is reviewed annually by a committee of outside directors; and
•
Established governance guidelines.
Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.
B. Lead Directors and Executive Sessions
In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).
C. Majority of Independent Directors
We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.
Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.
Generally vote for shareholder proposals asking for a 2/3 independent board.
D. Stock Ownership Requirements
Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable. We support full disclosure of the policies of the company regarding pledging and/or hedging of company stocks by executives and board directors. We will vote FOR shareholder proposals which ask for disclosure of this policy. We will vote Case by Case for directors if it is determined that hedging and /or pledging of securities has occurred.
E. Hedging / Pledging of Securities
We support full disclosure of the policies of the company regarding pledging and/or hedging of company stocks by executives and board directors. We will vote FOR shareholder proposals which ask for disclosure of this policy. We will vote Case by Case for directors if it is determined that hedging and /or pledging of securities has occurred.
F. Term of Office
Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.
G. Board Composition
We support board refreshment, independence, and a diverse skillset for directors. We believe that board composition should contribute to overall corporate strategies and risk management and will evaluate the board’s skills, expertise, and qualifications. As a matter of principle,
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we expect our investee companies to be committed to diversity and inclusiveness in their general recruitment policies as we believe such diversity contributes to the effectiveness of boards. We will utilize our voting power to bring about change where Boards are lagging in gender and racial/ethnic diversity. We will generally vote against the chair of the Nominating Committee when the issuer does not disclose the gender or racial and ethnic composition of the Board. Aggregated diversity data will be considered as adequate in instances where individual directors do not wish to disclose personal identification. We will generally vote against the chair of the Nominating Committee when the issuer lacks any gender diversity or any racial/ethnic diversity unless there are mitigating factors. Mitigating factors include, among other factors, recent retirement of relevant directors, a relatively new public company, and an ongoing search for a director. We generally will vote case-by-case on shareholder proposals which seek to force the board to add specific expertise or to change the composition of the board.
H. Director and Officer Indemnification and Liability Protection
Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.
Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.
Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.
Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.
I. Board Size
Vote for proposals to limit the size of the board to 15 members.
J. Majority Vote Standard
We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.
7. Miscellaneous Governance Provisions
A. Independent Nominating Committee
Vote for the creation of an independent nominating committee.
B. Confidential Voting
Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.
Vote for management proposals to adopt confidential voting.
C. Equal Access
Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.
D. Bundled Proposals
Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.
E. Charitable Contributions
Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.
F. Date/Location of Meeting
Vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.
G. Include Nonmanagement Employees on Board
Vote against shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.
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H. Adjourn Meeting if Votes are Insufficient
Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.
I. Other Business
Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.
J. Disclosure of Shareholder Proponents
Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.
K. Exclusive Venue
Generally, vote for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes, if the company is a Delaware corporation; otherwise, vote on a case-by-case basis on management proposals which seek shareholder approval to make the state of incorporation, or another state, the exclusive forum for disputes.
8. Capital Structure
A. Common Stock Authorization
Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.
Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.
B. Stock Distributions: Splits and Dividends
Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.
C. Reverse Stock Splits
Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.
Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.
D. Blank Check Preferred Authorization
Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.
Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.
E. Shareholder Proposals Regarding Blank Check Preferred Stock
Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
F. Adjustments to Par Value of Common Stock
Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.
G. Restructurings/Recapitalizations
Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan or if the company is in danger of being delisted on a case-by-case basis. Consider the following issues:
•
Dilution – How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
•
Change in Control – Will the transaction result in a change in control of the company?
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•
Bankruptcy – Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.
H. Share Repurchase Programs
Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
I. Targeted Share Placements
These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.
9. Execute and Director Compensation
A. Stock-based Incentive Plans
Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.
In addition, we will assess the structure of the equity plan taking into consideration certain plan features as well as grant practices. This will include whether dividends are paid or accrued to the unvested equity awards. Once the cost of the plan is estimated and other features are taken into consideration, the plan will be reviewed to determine if it is in the best interest of the shareholders. Problematic pay practices will have a bearing on whether we support the plan. We will consider the pay practices of other companies in the relevant industry and peer companies in this analysis.
Review case-by-case stock based plans for companies which rely heavily upon stock for incentive compensation, taking into consideration the factors mentioned above. These companies include high growth and financial services companies where the plan cost as measured by shareholder value transfer (SVT) appears to be high.
For companies in the Russell 3000 we will generally vote against a plan and/or withhold from members of the compensation committee, when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one- and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.
B. Approval of Cash or Cash-and-Stock Bonus Plans
Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Code.
C. Shareholder Proposals to Limit Executive and Director Pay
Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.
Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.
Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.
D. Say on Pay – Advisory Vote
Generally, review on a case-by-case basis executive pay and practices as well as certain aspects of outside director compensation.
Where the company’s Say on Pay proposal received 60% or less support on its previous Say on Pay proposal, WITHHOLD votes for the compensation committee and or vote against the current Say on Pay proposal unless the company has demonstrated active engagement with shareholders to address the issue as well as the specific actions taken to address the low level of support. Where executive compensation seems excessive relative to peers and is not supported by long term performance, or where we believe performance metrics and targets used to determine executive compensation are not aligned with long term shareholder value, WITHHOLD from select members of the compensation committee.
In the case of externally-managed REITs, generally vote against the advisory vote as there is a lack of transparency in both compensation structure and payout.
Say on Pay – Frequency
JPMAM will review compensation versus long/term performance on an annual basis.
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E. Golden and Tin Parachutes
Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.
Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.
Generally vote case-by-case for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.
F. 401(k) Employee Benefit Plans
Vote for proposals to implement a 401(k) savings plan for employees.
G. Employee Stock Purchase Plans
Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.
Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution
H. Option Expensing
Generally, vote for shareholder proposals to expense fixed-price options.
I. Option Repricing
In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals, provided such options are valued appropriately.
J. Stock Holding Periods
Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.
K. Transferable Stock Options
Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.
L. Recoup Bonuses
1)
Vote FOR on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.
2)
Vote FOR shareholder proposals to recoup incentive payments if it is determined that the individual engaged in misconduct or poor performance prior to payment of the award or bonus, and that such award or bonus would not have been paid, in whole or in part, had the misconduct or poor performance been known prior to payment.
M. Two Tiered Compensation
Vote against proposals to adopt a two tiered compensation structure for board directors.
10. Incorporation
A. Reincoporation Outside of the United States
Review on a case-by-case basis proposals to reincorporate the company outside of the U.S.
B. Voting on State Takeover Statues
Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).
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C. Voting on Reincorporation Proposals
Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.
11. Mergers and Corporate Restructurings
A. Mergers and Acquisitions
Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.
B. Nonfinancial Effects of a Merger or Acquisition
Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.
C. Corporate Restructuring
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.
D. Spin-offs
Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
E. Asset Sales
Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.
F. Liquidations
Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
G. Appraisal Rights
Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.
H. Changing Corporate Name
Vote for changing the corporate name.
12. Social and Environmental Issues
We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.
With regard to social issues, among other factors, we consider the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.
In evaluating how to vote environmental proposals, considerations may include but are not limited to the following—
Issuer Considerations
•
Asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations
•
capital deployment of the company
•
cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs
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•
corporate behavior of the company, including whether senior management is incentivized for long-term returns
•
demonstrated capabilities of the company, its strategic planning process, and past performance
•
current level of disclosure of the company and consistency of disclosure across its industry
•
whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework
Proposal Considerations
•
would adoption of the proposal inform and educate shareholders and have companies that adopted proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company
•
does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices
•
does the proposal create the potential for unintended consequences such as a competitive disadvantage.
In general, we support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.
Vote against chair of committee responsible for providing oversight of environmental matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices or targets. Vote against committee members, lead independent director and/or board chair for companies that have lagged over several years.
An engaged and diverse employee base is integral to a company’s ability to innovate, respond to a diverse customer base and engage with diverse communities in which the company operates, thus delivering shareholder returns. JPMAM will generally support shareholder resolutions seeking the company to disclose data on workforce demographics including diversity, and release of EEO-1 or comparable data, where such disclosure is deemed inadequate.
We expect engaged Boards to provide oversight of Human Capital Management (HCM); a company’s management of its workforce including human resources policies including code of conduct, use of full time versus part time employees, workforce cost, employee engagement and turnover, talent development, retention and training, compliance record, and health and safety. JPMAM will vote case by case on shareholder resolutions seeking disclosure of HCM. JPMAM will generally vote against shareholder proposals seeking HCM information which is considered confidential or sensitive information by the Board.
A. Military Business
Vote case-by-case on defense issue proposals.
Vote case-by-case on disclosure reports that seek additional information on military-related operations.
B. International Labor Organization Code of Conduct
Vote case-by-case on proposals to endorse international labor organization code of conducts.
Vote case-by-case on disclosure reports that seek additional information on company activities in this area.
C. Promote Human Rights
Vote case-by-case on proposals to promote human rights.
Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.
D. Equal Employment Opportunity and Discrimination
Vote case-by-case on proposals regarding equal employment opportunities and discrimination.
Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.
E. Animal Rights
Vote case-by-case on proposals that deal with animal rights.
F. Product Integrity and Marketing
Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.
Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.
Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.
Vote case-by-case on proposals requesting the company to report on its policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain.
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G. Human Resources Issues
Vote case-by-case on proposals regarding human resources issues.
Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.
H. Link Executive Pay with Social and/or Environmental Criteria
Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.
Vote case-by-case on disclosure reports that seek additional information regarding this issue.
I. High Risk Markets
Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise.
J. Political Contribution
Generally vote against proposals asking the company to affirm political non-partisanship in the workplace.
Vote against proposals to publish the company’s political contributions taking into consideration recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending.
13. Foreign Proxies
Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in London. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.
14. Pre-Solicitation Contact
From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.
What is material non-public information?
The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor's decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:
•
a pending acquisition or sale of a substantial business;
•
financial results that are better or worse than recent trends would lead one to expect;
•
major management changes;
•
an increase or decrease in dividends;
•
calls or redemptions or other purchases of its securities by the company;
•
a stock split, dividend or other recapitalization; or
•
financial projections prepared by the Company or the Company's representatives.
What is pre-solicitation contact?
Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., “How do you feel about dual classes of stock?”, to very specific inquiries, e.g., “Here's a term sheet for our restructuring. Will you vote to approve this?”
Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Proxy Administrator immediately. The Company or its representative should be instructed that all further contact should be with the Proxy Administrator. The Proxy Administrator will make the determination to contact the Legal/Compliance departments if needed.
It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be escalated by the Proxy Administrator to the Legal/Compliance Department.
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Merganser Capital Management, LLC
Proxy Voting
Policy – Proxy Voting
Adopted:
October 5, 2004
Amended:
January 3, 2011
January 22, 2009
November 16, 2006
Purpose:
The purpose of this policy is to ensure that proxies are voted in accordance with our clients’ best interests or instructions.
Background:
Rule 275.206(4)-6 of the IAA governs proxy voting by investment advisers. It requires advisers to implement written policies and procedures governing how they will vote proxies. It also requires them to disclose to clients, when requested, how they voted certain proxies and to furnish clients with a copy of the advisers’ policies and procedures on proxy voting.
Given the nature of fixed income securities, Merganser is rarely required to vote on proxies. The typical exception occurs with respect to Money Market Mutual Funds that are used as sweep vehicles by custodian banks.
Policy:
1. Merganser will notify the client giving them the opportunity to vote or instruct us how to vote their proxy. When a client specifically instructs Merganser not to contact them about proxies, Merganser will vote the proxy in a manner which in its best judgment reflects the client’s best economic interest and fosters good corporate governance. In other routine matters, Merganser will vote in accordance with management recommendations.
2. If requested, Merganser will offer our clients advice on proxy questions.
3. Merganser will facilitate the proxy voting so as to minimize the administrative burden on our clients. Therefore, for all Money Market Mutual Fund proxies, Compliance will vote to approve all auditor, director and legal counsel requests. If Merganser wishes to deviate from this, they shall notify the client of such decision.
4. If our contract assigns responsibility for proxy voting to the client or the client otherwise indicates a desire to vote proxies, Merganser will forward all materials to them for voting.
PROCEDURES:
1. Receipt of proxies
Upon receipt of proxy material, Merganser will date stamp the ballot and forward all material to the Compliance Department (“Compliance”). Compliance will log the receipt on the Proxy Voting Control sheet.
2. Review of proxy material
a. For all Money Market Mutual Fund proxies, Compliance will vote to approve all auditor, director and legal counsel requests.
b. For all non-Money Market Mutual Fund proxies, Compliance will review the material. Compliance will then forward a copy of the ballot and other material to the Portfolio Manager (“PM”) for review and recommendation(s). Compliance will offer the PM recommendations where appropriate.
c. PM will review the proxy material and make recommendation(s) for the client’s consideration. The proxy material will be returned to Compliance with the PM’s recommendations.
3. Advising clients of our recommendations
a. Unless Merganser has been directed by the client to vote all proxies without consulting them, the Relationship Manager (“RM”) will contact the client with our recommendations on voting the proxy and offer the opportunity to instruct us otherwise.
b. RM will contact the client by telephone, letter or e-mail to review the proxy material and determine how the client wants to vote. If requested, the RM, with assistance of the PM, may offer advice to the client. A letter with copies of proxy documents will be sent to the client upon request.
4. Voting proxies
a.
The proxy material will be returned to Compliance for voting. The vote will be made via Internet whenever possible.
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5. Recordkeeping
a.
A record of the vote, PM recommendations and any client correspondence will be filed in the client legal folder.
b.
Compliance will update the Proxy Voting Control sheet.
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Morgan Stanley Investment Management Inc.
September 2020
Morgan Stanley Investment Management
Proxy Voting Policy and Procedures
I. POLICY STATEMENT
Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies, the Equity Proxy Voting Policy and Procedures (the “Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. For purposes of this Policy, clients shall include: Morgan Stanley U.S. registered investment companies, other Morgan Stanley pooled investment vehicles, and MSIM separately managed accounts (including accounts for Employee Retirement Income Security (“ERISA”) clients and ERISA-equivalent clients). This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.
The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asia Limited, Morgan Stanley Investment Management (Japan) Co. Limited and Morgan Stanley Investment Management Private Limited, MS 522 CLO Manager LLC and MS 522 CLO CM LLC (each a “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).
Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets.
•
With respect to the registered management investment companies sponsored, managed or advised by any MSIM affiliate (the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds.
•
For other pooled investment vehicles (e.g., UCITS), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the relevant governing board.
•
For separately managed accounts (including ERISA and ERISA-equivalent clients), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under the applicable investment advisory agreement or investment management agreement. Where a MSIM Affiliate has the authority to vote proxies on behalf of ERISA and ERISA-equivalent clients, the MSIM Affiliate must do so in accordance with its fiduciary duties under ERISA (and the Internal Revenue Code).
•
In certain situations, a client or its fiduciary may reserve the authority to vote proxies for itself or an outside party or may provide a MSIM Affiliate with a statement of proxy voting policy. The MSIM Affiliate will comply with the client’s policy.
A MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.
MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In addition to voting proxies at portfolio companies, MSIM routinely engages with the management or board of companies in which we invest on a range of environmental, social and governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where we have larger positions, voting issues are material or where we believe we can make a positive impact on the governance structure. MSIM’s engagement process, through private communication with companies, allows us to understand the governance structures at investee companies and better inform our voting decisions. In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.
Retention and Oversight of Proxy Advisory Firms – Institutional Shareholder Service (ISS) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, record retention, ballot processing and voting recommendations.
To facilitate proxy voting MSIM has retained Research Providers to provide company level reports that summarize key data elements contained within an issuer's proxy statement. Although we are aware of the voting recommendations included in the Research Providers' company level reports, these recommendations are not an input into our vote nor is any potential vote prepopulated based on a Research Provider's research. MSIM votes all proxies based on its own proxy voting policies in the best interests of each client. In addition to research, MSIM retains ISS to provide vote execution, reporting, and recordkeeping services.
As part of MSIM’s ongoing oversight of the Research Providers, MSIM performs periodic due diligence on the Research Providers. Topics of the reviews include, but are not limited to, conflicts of interest, methodologies for developing their policies and vote recommendations, and resources.
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Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.
Securities Lending - MSIM Funds or any other investment vehicle sponsored, managed or advised by a MSIM affiliate may participate in a securities lending program through a third party provider. The voting rights for shares that are out on loan are transferred to the borrower and therefore, the lender (i.e., a MSIM Fund or another investment vehicle sponsored, managed or advised by a MSIM affiliate) is not entitled to vote the lent shares at the company meeting. In general, MSIM believes the revenue received from the lending program outweighs the ability to vote and we will not recall shares for the purpose of voting. However, in cases in which MSIM believes the right to vote outweighs the revenue received, we reserve the right to recall the shares on loan on a best efforts basis.
II. GENERAL PROXY VOTING GUIDELINES
To promote consistency in voting proxies on behalf of our clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP (Morgan Stanley AIP) will follow the procedures as described in Appendix A.
We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.
We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.
We may abstain or vote against on matters for which disclosure is inadequate.
A. Routine Matters.
We generally support routine management proposals. The following are examples of routine management proposals:
•
Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.
•
General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.
•
Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e., an uncontested corporate transaction), the adjournment request will be supported. We do not support proposals that allow companies to call a special meeting with a short (generally two weeks or less) time frame for review.
We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.
B. Board of Directors.
1.
Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:
a.
We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.
b.
We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as
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promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.
i.  At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.
ii.   We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.
c.
Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.
d.
We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.
e.
We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance. Also, if the board has failed to consider diversity, including gender and ethnicity, in its board composition.
f.
We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.
g.
In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.
h.
We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.
i.
We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.
j.
We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than five public company boards (excluding investment companies), or public company CEOs that serve on more than two outside boards given level of time commitment required in their primary job.
k.
We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.
2.
Discharge of directors’ duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.
3.
Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2∕3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.
4.
Board diversity: We generally support shareholder proposals urging diversity of board membership with respect to gender, race or other factors where we believe the board has failed to take these factors into account.
5.
Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.
6.
Proxy access: We consider proposals on procedures for inclusion of shareholder nominees and to have those nominees included in the company’s proxy statement and on the company’s proxy ballot on a case-by-case basis. Considerations include ownership thresholds, holding periods, the number of directors that shareholders may nominate and any restrictions on forming a group.
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7.
Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.
8.
Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.
9.
Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.
10.
 Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.
11.
 Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.
12.
 Proposals to limit directors’ liability and/or broaden indemnification of officers and directors: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.
C. Statutory auditor boards.
The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.
D. Corporate transactions and proxy fights.
We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.
E. Changes in capital structure.
1. We generally support the following:
•
Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.
•
U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)
•
U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.
•
Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.
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•
Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.
•
Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.
•
Management proposals to effect stock splits.
•
Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.
•
Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.
2. We generally oppose the following (notwithstanding management support):
•
Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.
•
Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.
•
Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).
•
Proposals relating to changes in capitalization by 100% or more.
We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.
F. Takeover Defenses and Shareholder Rights.
1.Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.
2.Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements. Also, we oppose provisions that do not allow shareholders any right to amend the charter or bylaws.
3.Shareholders right to call a special meeting: We consider proposals to enhance a shareholder’s rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.
4.Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.
5.Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.
6.Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.
7.Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.
G. Auditors.
We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation
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of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.
H. Executive and Director Remuneration.
1. We generally support the following:
•
Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.
•
Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).
•
Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.
•
Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.
2. We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.
3. In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) or proposals that require companies to adopt a provision requiring an executive to receive accelerated vesting of equity awards if there is a change of control and the executive is terminated. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such shareholder proposals where we consider SERPs excessive
4. Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.
5. We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.
6. We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.
7. Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.
8. Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.
I. Social and Environmental Issues.
Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular social and environmental matters. As MSIM believes that relevant social and environmental issues can influence risk and return, we consider how to vote on proposals related to social and environmental issues on a case-by-case basis by determining the relevance of social and environmental issues identified in the proposal and their likely impacts on shareholder value. In reviewing proposals on social and environmental issues, we consider a company’s current disclosures and our understanding of the company’s management of material social and environmental issues in comparison to peers. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value and we may oppose proposals that intrude excessively on management prerogatives and/or board discretion. We generally vote against proposals requesting reports or actions that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs.
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Environmental Issues:
We generally support proposals that if implemented would enhance useful disclosure, such as disclosures aligned with SASB (Sustainability Accounting Standards Board) and the TCFD (Taskforce on Climate-related Financial Disclosures). We also generally support proposals that aim to meaningful reduce or mitigate a company’s impact on the global climate.
Social Issues:
We generally support proposals that if implemented would enhance useful disclosure on employee and board diversity, including gender, race, and other factors. We consider proposals on other social issues on a case by case basis but generally support proposals that seek to enhance useful disclosure on material issues such as human rights risks, supply chain management and human capital management.
J. Funds of Funds.
Certain MSIM Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee. In markets where proportional voting is not available we will not vote at the meeting, unless otherwise determined by the Proxy Review Committee. Other MSIM Funds invest in unaffiliated funds. If an unaffiliated underlying fund has a shareholder meeting and the MSIM Fund owns more than 25% of the voting shares of the underlying fund, the MSIM Fund will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the underlying fund to the extent possible.
III. ADMINISTRATION OF POLICY
The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee consists of investment professionals who represent the different investment disciplines and geographic locations of MSIM, and is chaired by the director of the Global Stewardship Team (“GST”). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.
The GST Director is responsible for identifying issues that require Committee deliberation or ratification. The GST, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The GST has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.
The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.
GST and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the GST will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.
A. Committee Procedures
The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by GST.
The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.
B. Material Conflicts of Interest
In addition to the procedures discussed above, if the GST Director determines that an issue raises a material conflict of interest, the GST Director may request a special committee (“Special Committee”) to review, and recommend a course of action with respect to, the conflict(s) in question
A potential material conflict of interest could exist in the following situations, among others:
The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.
The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.
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Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).
One of Morgan Stanley’s independent directors or one of MSIM Funds’ directors also serves on the board of directors or is a nominee for election to the board of directors of a company held by a MSIM Fund or affiliate.
If the GST Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:
1.
If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.
2.
If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.
3.
If the Research Providers’ recommendations differ, the GST Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.
Any Special Committee shall be comprised of the GST Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The GST Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.
C. Proxy Voting Reporting
The GST will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the GST for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the GST will report the decisions to each applicable Board of Trustees/Directors of those Funds (the “Board) at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.
In addition, to the extent that Committee and Special Committee decisions and actions relate to a security held by other pooled investment vehicles, the GST will report the decisions to the relevant governing board of the pooled investment vehicle.
MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.
MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.
Also, MSIM maintains voting records of individual agenda items at company meetings in a searchable database on its website on a rolling 12-month basis.
In addition, ISS provides vote execution, reporting and recordkeeping services to MSIM.
IV.RECORDKEEPING
Records are retained in accordance with Morgan Stanley’s Global Information Management Policy, which establishes general Firm-wide standards and procedures regarding the retention, handling, and destruction of official books and records and other information of legal or operational significance. The Global Information Management Policy incorporates Morgan Stanley’s Master Retention Schedule, which lists various record classes and associated retention periods on a global basis.
Approved by the Board September 24-25, 2019
Appendix A
Appendix A applies to the following accounts managed by Morgan Stanley AIP GP LP (i) closed-end funds registered under the Investment Company Act of 1940, as amended; (ii) discretionary separate accounts; (iii) unregistered funds; and (iv) non-discretionary accounts offered in connection with AIP’s Custom Advisory Portfolio Solutions service. Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team the Private Equity Real Estate Fund of Funds investment team or the Portfolio Solutions team of AIP. A summary of decisions made by the applicable investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.
In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.
Waiver of Voting Rights
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For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:
1.
Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and
2.
Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter
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Peregrine Capital Management, LLC
Philosophy
Peregrine votes proxies for the sole benefit of the clients. Our objective is to protect the financial investment of the shareholder (or participant in a qualified employee benefit plan). Therefore, we review each proposal to determine its financial implications for shareholders.
Our purchase and retention of a stock inherently project confidence that management will operate the company in a manner consistent with earning a reasonable return. For example, we support management on routine, noneconomic proposals. However, we also exercise discretion in determining how we can best protect the financial investment of the shareholder while providing support to management in the operation of the business.
Policy
•
The Board of Directors develops proxy policy and philosophy and approves proxy guidelines.
•
The Portfolio Managers vote proxies in adherence to established policies and guidelines.
•
Portfolio Managers document the rationale for their vote, either by referencing established guidelines or by a specific explanation.
•
If a Portfolio Manager votes contrary to established guidelines, they are required to receive prior approval from the CCO.
•
Portfolio Managers must vote proxies for specific securities identically across accounts unless specific client instruction is accepted.
•
Portfolio Managers should vote proxies related to common issues consistently unless circumstances are materially different. (See qualification above)
•
Our internal voting position guidelines cover four types of proposals: routine management proposals; anti-takeover proposals; shareholder proposals; and non-routine non-compensation proposals.
•
The CCO reviews votes in advance and reports quarterly to the Board.
•
Peregrine employees that becomes aware of an actual or potential proxy voting conflict of interest must communicate the issue to Compliance, who will inform the Board. Any proxy vote that presents the potential for a material conflict of interest between clients, the firm, or its employees will vote in favor of clients who are not directly or indirectly involved in the conflict. Material conflicts of interest may develop in situations such as proxy votes for companies that are clients of Peregrine and proxy votes in which a particular client attempts to influence our votes. The Board reviews proxy votes with the potential for material conflicts of interest. The Board will ensure that such votes are consistent with our responsibility to vote stock held in our accounts for the sole and exclusive benefit of the beneficiaries. Proxy votes for companies that are also clients of Peregrine must be disclosed (subject to confidentiality issues) in our client proxy reports.
•
Peregrine does not routinely recall securities on loan to vote proxies. Portfolio Managers may recall shares on loan if the vote may materially impact the potential return on the security.
•
Despite our best efforts to vote proxies promptly, there may be circumstances outside of our control that interfere with our ability to do so. Examples include late notice of the vote; lack of timely confirmation by the custodian of shares available for vote; and delays in the recall of shares on loan.
Procedures
•
Peregrine contacts the Custodian, informing them that Peregrine has been authorized to vote proxies, and forwards proxy cards to the attention of the Proxy Coordinators of Peregrine Capital Management.
•
Peregrine utilizes ISS Proxy Exchange, an online proxy voting system, for accounts we are authorized to vote. We download meeting information via the website through an automated interface (meeting date, record date, proposals, ballots received).
•
The Proxy Coordinators set up each meeting upon notification from Institutional Shareholding Services, Inc. (ISS). ISS provides a listing of the ballots received, number of shares held per client account and proxy materials. Discrepancies in shares are forwarded via the ISS service or reviewed by the Proxy Coordinator and researched with internal accounting and, if necessary, the custodian until resolved.
•
The Proxy Coordinator forwards the proxy documentation to the appropriate Portfolio Manager to vote.
Exception due to automatic voting standing instructions: The Board has approved automatic voting standing instructions for three proposals: A1, the election of directors, A2, the ratification and appointment of auditors, and A10, advisory vote on compensation/say on pay frequency. We cast a FOR vote for these three proposals unless the Portfolio Manager provides timely instructions to the contrary. Each style determines how they wish to vote the A10 issues. When a meeting includes only proposals A1, A2, and A10 the Proxy Coordinators send an e-mail to the Portfolio Manager and Compliance containing information about the meeting and its proposals. If the Portfolio Manager or Compliance do not respond to the contrary designation, the Proxy Coordinator votes the proposals according to the standing instructions.
Meeting information is available through the ISS website for nine years.
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•
Records of votes, including the supporting rationale, are maintained electronically at Peregrine for seven years, except as described above.
•
We prepare and distribute reports to clients every quarter (or client's desired frequency) summarizing the proxy voting activity. Votes against management and votes that are contrary to our proxy guidelines are footnoted and explained.
Routine Management Proposals
A.Consistent with our general philosophy of supporting management, we vote in support of management on the following routine management proposals:
A1.
Election of directors and other officers of the corporation.
A2.
Appointment of auditors.
A3.
Amending the By-laws or Articles of Incorporation to conform with modern business practices, for simplification or to comply with applicable laws.
A4.
Reduce supermajority vote requirement.
A5.
Indemnification of officers, directors, employees and agents.
A6.
Increasing/decreasing the number of shares outstanding for ordinary business purposes.
A7.
Declaring stock splits and stock dividends.
A8.
Authorizing a new class or series of securities for ordinary business purposes.
A9.
Changing or fixing the number of directors.
A10. Advisory vote on compensation/say on pay frequency.
A11. Changing the date and/or location of annual meetings.
A12. Employment contracts between the company and its executives and remuneration for directors. (cash plan)
A13. Automatic dividend reinvestment plans.
A14. Changing the company name (without a re-organization).
A15. Qualified and non-qualified restricted stock option plans for employees and/or directors.
A16. Thrift and saving plans.
A17. Retirement plans, pension plans, profit sharing plans and employee stock ownership plans, creation of and amendments thereto.
Anti-takeover Proposals
B.
Although we generally support management proposals, management initiatives that limit the price appreciation potential or the marketability of a stock may not be in the best interests of the shareholders. In these cases, our responsibility to vote the proxy in the best financial interests of the shareholders overrides our general desire to support management. We vote against the following management when deemed to provide such a conflict:
B1.
Board classification without cumulative voting.
B2.
Elimination of shareholder action by written consent.
B3.
Blank check preferred stock.
B4.
Restricting removal of directors for cause only and only by a supermajority vote.
B5.
Fair-price proposals combined with supermajority rules.
B6.
Multiple anti-takeover proposals.
B7.
Poison Pill proposals, includes action that is designed to reduce the value of a company to a potential acquirer such as the right to purchase shares of the acquirer at a discount, a sale of assets of a subsidiary to a third-party in the event of an acquisition, immediate vesting of pension rights, continuation of salaries for employees with a certain number of years of tenure, etc.
B8.
Golden Parachutes, includes continuation of employee contracts with top executives, payment of a certain multiple of annual compensation, immediate vesting of incentive, stock, and merit programs, etc.
B9.
Excessive requests for additional shares (currently authorized shares plus requested shares over four times the combination of outstanding shares and shares reserved for option programs) with no specific purpose.
Shareholder Proposals
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C.
Consistent with our policy of supporting management, we generally vote against shareholder proposals opposed by management. Exceptions to this guideline must be considered to be in the best financial interests of the shareholder.
Non-Routine Non-Salary Compensation Proposals
D.
Although we generally support management proposals, management initiatives that result in the transfer of equity ownership, that may prove highly dilutive to existing shareholders, or that materially reduce the shareholder's role in controlling non-salary compensation may not be in the best interests of shareholders. In these cases, our responsibility to vote the proxy in the best financial interests of the shareholders overrides our general desire to support management. We vote against the following management proposals for non-salary compensation plans when deemed to provide such a conflict:
D1.
Plans which provide for exercise prices below 85% of market value at time of grant.
D2.
Plans which result in total dilution potential of over 10% (2% per year) for companies with moderate growth prospects and over 25% (5% per year) for companies with rapid growth prospects (20% or better annual growth).
D3.
Plans that would (or delegate to the Board the authority to) reprice or replace underwater options.
D4.
Plans which give the Board the authority to establish exercise prices without preset limits.
D5.
Plans which provide for a laundry list of vehicles for grants including stock appreciation rights, restricted stock awards, and outright awards of stock and/or delegate broad authority to the Board to determine the size, nature, and conditions of the awards.
D6.
Combinations of the initiatives above.
A-47

PineBridge Investments LLC
PROXY VOTING POLICIES AND PROCEDURES
I. Introduction
Proxy voting is an important right of shareholders, such as PineBridge Clients, for which PineBridge must take reasonable care and diligence to ensure such rights are properly and timely exercised. PineBridge, as a fiduciary for its Clients, must vote proxies in each Client’s best interest.
II. Policy Statement
Proxy Procedures - As a registered investment adviser that votes (or delegates the voting of) securities held in Client portfolios, PineBridge has implemented proxy voting procedures that are reasonably designed to help ensure that a) PineBridge votes proxies in the best interest of its Clients; b) describes its proxy voting procedures to its Clients, and c) discloses to Clients how they may obtain information on how PineBridge voted their proxies. These procedures are designed to help enable PineBridge to manage material conflicts of interest. While PineBridge must disclose its votes upon request to Clients, no public disclosure is required. (Note that disclosure is required for any mutual funds advised by PineBridge, on Form N-PX.).
Record-Keeping - PineBridge must retain (i) these proxy voting policies and procedures; (ii) proxy statements received regarding Client securities; (iii) records of votes it casts on behalf of Clients; (iv) records of Client requests for proxy voting information, and; (v) any documents prepared by PineBridge that were material to making a decision how to vote, or that memorialized the basis for the decision. PineBridge may rely on proxy statements filed on EDGAR instead of keeping its own copies and rely on proxy statements and records of proxy votes cast by PineBridge that are maintained by contract with a third-party proxy voting service or other third party.
Proxies of Shares of Non-U.S. Corporations - PineBridge has implemented general voting policies with respect to non-U.S. shares owned by Clients. However, although U.S. companies must give shareholders at least 20 days’ advance notice to vote proxies, some non-U.S. companies may provide considerably shorter notice or none at all. PineBridge is not required to “rush” voting decisions in order to meet an impractical deadline, and as a result, PineBridge or PineBridge affiliates’ regional designees under certain circumstances may not vote certain proxies. In addition, certain non-U.S. regulations impose additional costs to a Portfolio that votes proxies, and PineBridge will take that into consideration when determining whether or not to vote.
In the case of a material conflict between the interests of PineBridge and those of its Clients, PineBridge will take steps to address such conflicts (which may include consulting with counsel) and will attempt to resolve all conflicts in the Client’s best interest.
III. Procedures
•
Compliance is responsible for ensuring that the PineBridge ADV includes the appropriate language summarizing PineBridge’s proxy voting procedures and for updating the summary in the ADV whenever the procedures are updated. Compliance is also responsible for consulting with Legal to ensure that PineBridge’s proxy voting policy is kept up to date and in a form appropriate for transmission to Clients.
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If a Client or potential Client requests a copy of the Proxy Voting Policy from Client Relations or Sales, Compliance should be contacted for the most recent version, or it may be obtained from the intranet. Client Relations will send to such Client a copy of the current version of the voting procedures within 7 days and will ensure that Compliance receives a log of each Client’s request and the action taken.
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If a Client requests access to the records of how PineBridge voted its proxies, the Client should be assured that this will be provided, and Operations should be consulted. Operations has access to these proxy voting records.
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PineBridge has established a Stewardship Committee (the “Committee”), which is responsible for defining and monitoring PineBridge’s proxy voting strategy and process. The Committee is comprised of members of senior management, portfolio management, Compliance, Legal, Product and Operations.
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The Committee conducts an annual review of the proxy voting guidelines for domestic and non-U.S. Portfolios. Guidelines are reviewed to ensure that the interests of PineBridge’s Clients are best served.
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Issues not addressed in the voting guidelines are determined on a case-by-case basis with input from the Committee and portfolio managers.
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PineBridge has engaged a third-party vendor to administer proxy voting on its behalf. The vendor receives, in a majority of cases, proxies directly from the Client’s custodian and votes them based on PineBridge’ s voting guidelines.
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In circumstances where PineBridge receives proxies directly, these proxies must be sent to the vendor promptly. The vendor then votes them in accordance with PineBridge’s voting guidelines. The vendor maintains a listing of all votes cast on behalf of PineBridge Clients.
March 12, 2020
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Ranger Investment Management, L.P.
Proxy Voting
Introduction
Rule 206(4)-6 under the Advisers Act requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its investors. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to investors upon request. Lastly, the Rule requires that the adviser disclose to investors how they may obtain information on how the adviser voted their proxies.
The Firm votes proxies for many of its investors, and therefore has adopted and implemented this Proxy Voting Policy and Procedures. Any questions about this document should be directed to the Firm’s CCO or other designated compliance officer.
The Firm views seriously its responsibility to exercise voting authority over securities which form part of its investors’ portfolios. Proxy statements increasingly contain controversial issues involving shareholder rights and corporate governance, among others, which deserve careful review and consideration.
It is the Firm’s policy to review each proxy statement on an individual basis and to base its voting decision exclusively on its judgment of what will best serve the financial interests of the beneficial owners of the security. Each proposal will be evaluated on its merits, the facts presented and with both principals and rules-based guidelines taken into consideration. Beneficial owners include members of pooled investment funds for which the Firm acts as investment manager or general partner, and investor accounts for which the Firm acts as investment manager.
The Firm may engage the services of a third-party service (“Proxy Service”) to assist it with administration of the proxy voting process. In addition to general administration assistance, the Proxy Service may also include proxy voting recommendations based upon research and guidelines published. However, the Firm’s proxy voting policies and case-by-case evaluation of each issue may result in proxy votes on certain issues that differ from Proxy Service recommendations.
A number of recurring issues can be identified with respect to the governance of a company and actions proposed by that company’s board. The Firm follows internal Proxy Voting procedures (described below) that allow the Firm to vote on these issues in a uniform manner. Proxies are generally considered by the investment team members responsible for monitoring the security being voted. That person will cast his votes in accordance with this Proxy Voting Policy and procedures. Any non-routine matters are referred to the Portfolio Manager.
The Firm, in exercising its voting powers, also has regard to the statutes and rules applicable to registered investment advisors. The manner in which votes are cast by the Firm is reported to investors by delivery of this Proxy Voting Policy. In addition, the Firm will provide, upon request, a list of how each proxy was voted for an investor.
Key Proxy Voting Issues:
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Election of Directors and Appointment of Accountants – The Firm will vote for management’s proposed directors in uncontested elections. For contested elections, the Firm votes for candidates it believes best serve shareholders’ interests. The Firm votes to ratify management’s appointment of independent auditors.
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Increase Authorized Capital – The Firm votes for these proposals in the absence of unusual circumstances. There are many business reasons for companies to increase their authorized capital. The additional shares often are intended to be used for general corporate purposes, to raise new investment capital for acquisitions, stock splits, recapitalizations or debt restructurings.
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Preference Shares – The Firm will carefully review proposals to authorize new issues of preference shares or increase the shares authorized for existing issues. The Firm recognizes that new issues of authorized preference shares can provide flexibility to corporate issuers as the shares can be issued quickly without further shareholder approval in connection with financings or acquisitions. Therefore, generally the Firm will not oppose proposals to authorize the issuance of preferred shares. The Firm will, however, scrutinize any such proposals which give the Board the authority to assign disproportionate voting rights at the time the shares are issued.
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Dual Capitalization, Other Preferential Voting Rights – The Firm will generally vote against proposals to divide share capital into two or more classes or to otherwise create classes of shares with unequal voting and dividend rights. The Firm is concerned that the effect of these proposals, over time, is to consolidate voting power in the hands of relatively few insiders, disproportionate to their percentage ownership of the company’s share capital as a whole. This concentration of voting power can effectively block any takeover which management opposes and dilute accountability to shareholders.
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Merger/Acquisition – All proposals are reviewed on a case by case basis by taking the following into consideration:
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whether the proposed acquisition price represents fair value;
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whether shareholders could realize greater value through other means; and
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whether all shareholders receive equal/fair treatment under the merger acquisition terms.
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Restructuring/Recapitalization – All proposals are reviewed on a case by case basis taking the following into consideration:
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whether the proposed restructuring/recapitalization is the best means of enhancing shareholder value; and
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whether the company’s longer-term prospects will be positively affected by the proposal.
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Provide Director Indemnification – The Firm will vote for proposals to provide corporate indemnification for directors if consistent with all relevant laws. Corporations face great obstacles in attracting and retaining capable directors. The Firm believes such proposals will contribute to corporations’ ability to attract qualified individuals and will enhance the stability of corporate management.
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Share Option Plans – The Firm will generally vote against proposals which authorize:
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more than 10% of the company’s outstanding shares to be reserved for the award of share options; or
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the award of share options to Employees and/or non-Employees of the company (for instance, outside directors and consultants) if the exercise price is less than the share’s fair market value at the date of the grant of the options and does not carry relevant performance hurdles for exercise; or
•
the exchange of outstanding options for new ones at lower exercise prices.
Shareholder Proposals – Corporate Governance Issues:
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Majority Independent Board – The Firm will generally vote for proposals calling for a majority outside board. The Firm believes that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.
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Executive Compensation – The Firm will generally vote against proposals to restrict Employee compensation. The Firm feels that the specific amounts and types of Employee compensation are within the ordinary business responsibilities of the Board of Directors and company management; provided, however, that share option plans meet our guidelines for such plans as set forth herein. On a case-by-case basis, the Firm will vote for proposals requesting more detailed disclosure of Employee compensation, especially if the company does not have a majority outside board.
Potential Conflicts of Interest:
In connection with any security which is the subject of a proxy vote, the Firm will determine whether any conflict of interest exists between the Firm or its Affiliates, on the one hand, and the beneficial owners of the securities, on the other hand. If a conflict of interest is identified, the Firm’s portfolio managers, Chief Compliance Officer, and internal or external legal counsel will consult with each other relating to the best method to resolve any actual or apparent conflict between the interest of the Firm and its Clients, in a manner that seeks to vote the best interest of the Client without regard to the conflict. As such, the Firm will determine whether it is appropriate to disclose the conflict to the affected Clients, to give the Clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with the voting guidelines set forth by the Proxy Service or receiving another independent third-party recommendation. The Firm will maintain a record of the voting resolution of any conflict of interest.
Recordkeeping and Reports:
In order to comply with all applicable recordkeeping and reporting requirements, the Firm will do the following:
1.
The Firm will keep a copy of this Proxy Voting Policy and provide the same to investors upon request.
2.
The Firm will retain copies of the proxy statements and a record of each vote cast by the Firm on behalf of an investor for periods prior to October 2008. For the periods thereafter, the Firm has authorized the Proxy Service to make and retain, on the Firm’s behalf, copies of proxy statements and records of the votes cast. The Firm may also rely on obtaining a copy of a proxy statement from the Commission's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.
3.
The Firm will retain a copy of any document created by the Firm that was material to making a decision how to vote proxies on behalf of an investor or that memorializes the basis for that decision.
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TDAM USA Inc.
Introduction
TDAM USA Inc. has engaged Institutional Shareholder Services (“ISS”) as its proxy management consultant. ISS assists TDAM USA Inc. in the process of fulfilling its fiduciary responsibilities concerning the voting of its clients’ proxy ballots.
Policy
Specifically, ISS provides the following services to TDAM USA Inc. regarding proxy voting:
•
Analyzes proxy resolutions and make voting recommendations to TDAM USA Inc.;
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Executes the voting of ballots; and
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Quarterly, collates reports that detail voting activity.
As a framework within which proxy resolutions are assessed, TDAM USA Inc. has adopted the extensive set of voting guidelines developed by ISS. TDAM USA Inc. believes that they provide an appropriate basis upon which to judge whether or not proxy proposals are in its clients’ best interests. As a final check before proxies are voted, the asset class teams review ISS’ recommendations to ensure that the ISS interpretation of the guidelines coincide with that of TDAM USA Inc.
Two fundamental principles guide TDAM USA Inc.’s proxy voting on behalf of its clients’:
•
TDAM USA Inc. supports resolutions that we believe will protect and enhance the economic welfare of shareholders.
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TDAM USA Inc. supports measures to preserve and strengthen shareholders’ rights.
Application of these principles leads TDAM USA Inc. consistently to support some types of proposals, consistently to oppose others, and on many, to follow a case-by-case approach. In instances where we are unable to determine what is in shareholders’ best interest, TDAM USA Inc. abstains from voting on the issue.
In the event that TDAM USA Inc. opposes the decision made by ISS we have the right to not follow their recommendation. In these instances TDAM USA Inc. will document the reasoning for voting against the recommendation and it will be reported to the CCO.
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Thompson, Siegel & Walmsley LLC
Proxy Voting Policy
TSW has a fiduciary responsibility to its clients for voting proxies, where authorized, for portfolio securities consistent with the best economic interests of its clients. TSW maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our Firm’s proxy voting policies and practices in Form ADV Part 2A. In addition, we review our policies and practices no less than annually for adequacy; to make sure they have been implemented effectively, and to make sure they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients. Our policy and practice include the responsibility to monitor corporate actions and potential conflicts of interest, receive and vote client proxies, and make information available to clients about the voting of proxies for their portfolio securities while maintaining relevant and required records.
Background
Proxy voting is an important right of shareholders, and reasonable care and diligence should be undertaken to ensure that such rights are properly exercised.
Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which should include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.
A related companion release by the SEC also adopted rule and form amendments under the Securities Act and Investment Company Act similar to the above which TSW complies with when acting as a sub-adviser to a mutual fund.
Responsibility
TSW’s Compliance Officer (Proxy Coordinator) has the responsibility for the organization and monitoring of our proxy voting policy, practices, and recordkeeping. Implementation and disclosure, including outlining our voting guidelines in our procedures, is the responsibility of the CCO and Director of Operations. TSW has retained the services of a third-party provider, Institutional Shareholder Services, Inc. (“ISS”) to assist with the proxy process. ISS is a Registered Investment Adviser under the Advisers Act. It is a leading provider of proxy voting and corporate governance services. ISS provides TSW proxy proposal research and voting recommendations and votes proxies on TSW’s behalf in accordance with ISS’s standard voting guidelines. Those guidelines cover the following areas:
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Operational Issues
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Board of Directors
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Proxy Contests
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Anti-takeover Defenses and Voting Related Issues
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Mergers and Corporate Restructurings
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State of Incorporation
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Capital Structure
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Executive & Director Compensation
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Equity Compensation Plans
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Specific Treatment of Certain Award Types in Equity Plan Evaluations
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Other Compensation Proposals & Policies
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Shareholder Proposals on Compensation
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Social/Environmental Issues
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Consumer Issues and Public Safety
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Environment and Energy
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General Corporate Issues
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Labor Standards and Human Rights
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Military Business
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Workplace Diversity
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•
Mutual Fund Proxies
TSW generally believes that voting proxies in a manner that is favorable to a business’s long-term performance and valuation is in its clients’ best interests. However, a uniform voting policy may not be in the best interest of all clients. While TSW applies ISS’s standard policy to most clients, where appropriate we utilize ISS’s Taft-Hartley or Catholic policy guidelines to meet specific requirements.
TSW’s Proxy Coordinator is responsible for monitoring ISS’s voting procedures on an ongoing basis. TSW’s general procedure regarding the voting of proxies is addressed below. For instances not directly addressed in this policy the Proxy Oversight Representative should act in accordance with the principles outlined in the SEC’s Guidance Regarding Proxy Voting Responsibilities of Investment Advisers issued in August 2019 in consultation with the Proxy Coordinator.
Procedure
TSW has adopted various procedures and internal controls to review, monitor and ensure the Firm’s Proxy Voting policy is observed, implemented properly and amended or updated, as appropriate, which include the following:
Voting Procedure
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Upon timely receipt of proxy materials, ISS will automatically release vote instructions on client’s behalf as soon as custom research is completed. TSW retains authority to override the votes (before cut-off date) if TSW disagrees with the vote recommendation.
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The Proxy Coordinator will monitor the voting process at ISS via ISS’s Proxy Exchange website (ISS’s online voting and research platform). Records of which accounts are voted, how accounts are voted, and how many shares are voted are kept electronically with ISS.
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For proxies not received by ISS, TSW and ISS will make a best effort attempt to receive ballots from the clients’ custodian prior to the vote cutoff date.
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TSW is responsible for account maintenance – opening and closing of accounts, transmission of holdings and account environment monitoring. ISS will email TSW Compliance personnel to get approval when closing an account that was not directed by TSW.
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The Manager of Research Operations (Proxy Oversight Representative) will keep abreast of any critical or exceptional events or events qualifying as a conflict of interest via ISS Proxy Exchange website and email.
•
TSW has the ability to override ISS recommended vote instructions and will do so if believed to be in the best interest of the client. All changes are documented and coordinated between the Proxy Oversight Representative and/or Proxy Coordinator and the Portfolio Manager and/or Research Analyst. Changes generally occur as a result of TSW’s communication with issuer management regarding matters pertaining to securities held when the issuer questions or disputes ISS’s voting recommendation.
All proxies are voted solely in the best interest of clients on a best efforts basis. Proactive communication takes place via regular meetings with ISS’s Client Relations team.
Disclosure
TSW will provide conspicuously displayed information in its Disclosure Document summarizing this Proxy Voting policy, including a statement that clients may request information regarding how TSW voted a client’s proxies, and that clients may request a copy of these policies and procedures.
See Form ADV, Part 2A – Item 17– Voting Client Securities
Client Requests for Information
•
All client requests for information regarding proxy votes, or policies and procedures, received by any associate should be forwarded to the Proxy Coordinator.
•
In response to any request, the Proxy Coordinator will prepare a response to the client with the information requested, and as applicable, will include the name of the issuer, the proposal voted upon, and how TSW voted the client’s proxy with respect to each proposal about which the client inquired.
Voting Guidelines
•
TSW has a fiduciary responsibility under ERISA to vote ERISA Plan proxies unless the Plan directs otherwise. TSW will vote proxies when directed by non-ERISA clients. In the absence of specific voting guidelines from the client and upon timely receipt of proxy materials from the custodian, TSW will vote proxies in the best interests of each particular client according to the recommended election of ISS. ISS’s policy is to vote all proxies from a specific issuer the same way for each client, absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on TSW's voting authority in the same manner that they may place such restrictions on the actual selection of account securities.
•
ISS will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by auditors' non-audit services.
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ISS will generally vote against proposals that cause board members to become entrenched, reduce shareholder control over management or in some way diminish shareholders’ present or future value.
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In reviewing proposals, ISS will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.
•
A complete summary of ISS’s U.S. and International voting guidelines is available at: https://www.issgovernance.com/policy
Forensic Testing Procedures
•
No less than quarterly, TSW will review the ISS Proxy Exchange list of accounts voted to ensure all appropriate accounts are being voted. This will be performed by the Proxy Coordinator.
•
TSW will conduct periodic tests to review proxy voting records and the application of general voting guidelines, especially in circumstances such as corporate events (e.g., mergers and acquisition transactions, dissolutions, conversions, consolidations, etc.) or contested director elections. Any matter warranting additional, often issuer-specific review will be escalated to the Portfolio Manager and Research Analyst as needed.
•
TSW occasionally communicates directly with issuer management regarding matters pertaining to securities held in the portfolio when it questions or disputes ISS’s voting recommendation.
Conflicts of Interest
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TSW will identify any conflicts that exist between the interests of the adviser and each client by reviewing the relationship of TSW with the issuer of each security to determine if TSW or any of its associates has any financial, business or personal relationship with the issuer.
•
If a material conflict of interest exists, the Proxy Coordinator will instruct ISS to vote using ISS’s standard policy guidelines which are derived independently from TSW.
•
TSW will maintain a record of the voting resolution of any conflict of interest.
•
ISS also maintains a Conflicts Policy which indicates how they address any potential conflicts of interest and is available at: https://www.issgovernance.com/compliance/due-diligence-materials
Practical Limitations Relating to Proxy Voting
TSW makes a best effort to vote proxies. In certain circumstances, it may be impractical or impossible for TSW to do so. Identifiable circumstances include:
•
Limited Value: Where TSW has concluded that to do so would have no identifiable economic benefit to the client-shareholder;
•
Unjustifiable Cost: When the costs of or disadvantages resulting from voting, in TSW’s judgment, outweigh the economic benefits of voting;
•
Securities Lending: If securities are on loan on the record date, the client lending the security cannot vote the proxy. Because TSW generally is not aware of when a security is on loan, we will not likely have the opportunity to recall the security prior to the record date; and
•
Failure to receive proxy statements: TSW may not be able to vote proxies in connection with certain holdings, most frequently for foreign securities, if it does not receive the account’s proxy statement in time to vote the proxy.
Recordkeeping
TSW and/or ISS shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:
•
These policies and procedures and any amendments;
•
Each proxy statement that ISS receives;
•
A record of each vote that ISS casts on behalf of TSW;
•
Any document ISS created that was material to making a decision regarding how to vote proxies, or that memorializes that decision; and
•
A copy of each client request for information on how ISS voted such client’s proxies (i.e., Vote Summary Report), and a copy of any response.
Due Diligence and Error Procedures
TSW will periodically perform due diligence on ISS, focusing on the following areas:
•
Adequacy of ISS’s staffing and personnel;
•
Adequacy/robustness of ISS’s Policies and Procedures and review of their policies for conflict issues;
•
Adequacy of control environment and operational controls of ISS (i.e., SSAE 18);
•
Review of any specific conflicts ISS may have with regard to TSW;
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Review of ISS for any business changes that may affect services provided to TSW; and
•
Review quarterly reporting package provided by ISS and enhance this package as necessary for any additional information that is needed.
TSW will take the following steps should there ever be an issue/error that occurs with regard to its proxy voting responsibilities:
•
Follow up with ISS to determine the cause of and the details surrounding the issue;
•
Report back to the affected client immediately with such details and how the issue will be resolved;
•
Put additional controls in place if necessary, to prevent such issues from occurring in the future; and
•
Report back to the affected client with the final resolution and any remedial steps.
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Transamerica Asset Management, Inc.
Proxy Voting Policies and Procedures
1. Background
Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”) requires advisers to adopt and implement policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. These policies and procedures must be in writing and must describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting.
Rule 206(4)-6 also requires each investment adviser to (1) disclose to clients how they may obtain information from the adviser about how it voted with respect to their respective securities; and (2) describe to clients its proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.
Accordingly, Transamerica Asset Management, Inc. (“TAM”) has adopted and implements written procedures designed to enable it to identify, address and monitor potential conflicts of interest.
2. Policy
TAM recognizes that proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of the advisory clients of TAM. TAM’s proxy voting policies and procedures are designed to implement TAM’s duty to vote proxies in clients’ best interests.
3. Sub-Advised Registered Investment Companies
TAM has delegated the responsibility to exercise voting authority with respect to securities held in the portfolios of the registered investment companies for which one or more sub-advisers TAM has been retained as sub-adviser(s) for each such portfolio. The proxy voting policies and procedures of the respective sub-advisers are used to determine how to vote proxies relating to securities held by the remainder of the funds and portfolio.
4. Asset Allocation Registered Investment Companies
TAM exercises voting discretion for the Horizon Asset Allocation Funds and Transamerica 60/40 Allocation VP of Transamerica Series Trust as well as for the Transamerica Asset Allocation Variable Funds (“Asset Allocation Funds”), or if specifically designated to TAM by its sub-advisory agreement.
TAM manages portfolios for Transamerica Funds, Transamerica Series Trust, Transamerica Exchange Traded Funds and Transamerica Asset Allocation Funds (collectively, the “Funds”). TAM may invest an Asset Allocation Fund in shares of the Funds. If a Fund solicits a proxy for which an Asset Allocation Fund is entitled to vote, TAM’s interests as manager of the Fund might appear to conflict with the interests of the shareholders of the Asset Allocation Fund. In these cases, TAM’s proxy voting policy and procedures address material conflicts of interest that may arise between TAM, and/ or its affiliates and the funds by either: (i) providing for voting in accordance with the recommendation of an independent third party or the Board; (ii) voting shares in the same proportion as the vote of all of the other holders of a fund’s shares; or (iii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.
Revision History
Date: 4/30/2020 - Updated to reflect new format, standalone from fund policy and current processes
Date: 11/17/2020 - Updated to reflect provisions in TAM sub-advisory agreements with respect to proxy voting
Transamerica Funds
Transamerica Series Trust
Transamerica Asset Allocation Variable Funds
Transamerica ETF Trust
PROXY VOTING POLICIES AND PROCEDURES
I. Statement of Principle
Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion to secure the long-term interests of the shareholders of the Transamerica Funds, Transamerica Series Trust, Transamerica ETF Trust and Transamerica Asset Allocation Variable Funds (collectively, the “Funds”). The Funds seek to assure that proxies received by the Funds are voted in the best interests of the Funds’ shareholders and have accordingly adopted these procedures.
II. Delegation of Proxy Voting/Adoption of Adviser and Sub-Adviser Policies
Each Fund delegates the authority to vote proxies related to portfolio securities to Transamerica Asset Management, Inc. (the “Manager”), as investment adviser to each Fund, which in turn delegates proxy voting authority for most portfolios of the Funds to the Sub-Adviser retained
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to provide day-to-day portfolio management for that portfolio. For each Fund, the Manager and/or the Sub-Adviser make voting decisions pursuant to their own proxy voting policies and procedures, which have been adopted by the applicable Fund and approved by the applicable Fund's Board of Trustees.
III. Securities on Loan
The Boards of Trustees/Directors of the Funds have authorized the Manager, in conjunction with State Street Bank and Trust Company (“State Street”), to lend portfolio securities on behalf of the Funds. Securities on loan generally are voted by the borrower of such securities. Should a Sub- Adviser to the Fund wish to exercise its vote for a particular proxy, the Manager will promptly contact State Street and terminate the loan.
IV. Conflicts of Interest
The Board of Trustees/Directors seeks to ensure that proxies are voted in the best interests of Fund shareholders. For certain proxy proposals, the Manager’s interests, the interests of the Sub-Adviser and/or their affiliates may differ from Fund shareholders' interests. To avoid the appearance of impropriety and to fulfill their fiduciary responsibility to shareholders in these circumstances, the Manager and the Sub-Advisers are required to establish procedures that are reasonably designed to address material conflicts between their interests and those of the Funds.
When a Sub-Adviser deems that it is conflicted with respect to a voting matter, its policy may call for it to seek voting instructions from the client. The Manager is authorized by the Board of Trustees/Directors to consider any such matters and provide voting instructions to the Sub-Adviser, unless the Manager has determined that its interests are conflicted with Fund shareholders with respect to the voting matter. In those instances, the Manager will instruct the Sub-Adviser to vote in accordance with the recommendation of a third-party proxy voting advisory service.
If a material conflict arises between the Manager or its affiliates and the Funds, in every case where the Manager exercises voting discretion, the Manager will (i) vote in accordance with the recommendation of a third-party (such as Glass Lewis) or Board(s); (ii) vote the shares in the same proportion as the vote of all of the other holders of the Fund's shares; or (iii) obtain the consent of the Board (or a Board Committee) with full disclosure of the conflict.
If the methods for addressing conflicts of interest, as described above, are deemed by the Manager to be unreasonable due to cost, timing or other factors, then the Manager may decline to vote in those instances.
V. Recordkeeping
The Manager and the Sub-Advisers shall maintain records of all votes cast on behalf of the Funds. Such documentation will include the firm's proxy voting policies and procedures, company reports provided by proxy voting advisory services, additional information gathered by the Manager or the Sub-Adviser that was material to reaching a voting decision, and communications to the Manager regarding any identified conflicts. The Manager and the Sub-Advisers shall maintain voting records in a manner to facilitate the Funds' production of the Form N-PX filing on an annual basis.
All books and records required to be maintained under this Section V will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal years during which the last entry was made on the record, the first two years in an appropriate location.
VI. Disclosure
The Manager will coordinate the compilation of the Funds' proxy voting record for each year ended June 30 and file the required information with the SEC via Form N-PX by August 31. The Manager will include a copy of or a summary of this policy and the proxy voting policies and procedures of the Manager and the Sub-Advisors, as applicable, in each Fund's Statement of Additional Information (“SAI”). In each Fund's annual and semi-annual reports to shareholders, the Manager will disclose that a description of this policy and the proxy voting policies and procedures of the Manager and the Sub-Advisers, as applicable, is (a) available upon request, without charge, by toll-free telephone request, (b) on the Funds' website (if applicable), and (c) on the SEC's website in the SAI. The SAI and shareholder reports will also disclose that the Funds' proxy voting record is available by toll-free telephone request (or on the Funds' website) and on the SEC's website by way of the Form N-PX. Within three business days of receiving a request, the Manager will send a copy of the policy description or voting record by first-class mail.
VII. Manager Oversight
The Manager shall review a Sub-Adviser’s proxy voting policies and procedures for compliance with this Policy and applicable laws and regulations prior to initial delegation of proxy voting authority. The Manager will request each Sub-Adviser to provide a current copy of its Proxy Voting Policy, or certify that there have been no material changes to its Proxy Voting Policy or that all material changes have been previously provided for review, and verify that such Proxy Voting Policy is consistent with those of the Funds and Adviser.
Revised: July 2015, March 2020
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Wellington Management Company LLP
Global Proxy Voting Guidelines
April 2020
Upon a client’s written request, Wellington Management Company LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. These guidelines are based on Wellington Management’s fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long- term value of assets, our voting practices are also attentive to these issues, and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies.
Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, considering its effects on the specific company in question and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best interest of its clients.
OUR APPROACH TO STEWARDSHIP
The goal of our stewardship activities — engaging with companies and voting proxies on our clients’ behalf — is to support decisions that we believe will maximize the long-term value of securities we hold in client portfolios. The mechanisms we use to implement our stewardship activities vary by asset class. Engagement applies to all our investments across equity and credit, in both private and public markets. Proxy voting applies only to public equities.
In addition to our extensive research on sustainable investing, we partner with leading organizations to educate ourselves and provide leadership on asset management perspectives relevant to our stewardship activities. These include the Principles of Responsible Investment (PRI), Ceres, the Global Impact Investing Network (GIIN), Toniic, and the UN Sustainable Development Goals.
We are signatories and members of the following stewardship codes and industry initiatives: UK Stewardship Code, Japan Stewardship Code, Hong Kong Principles of Responsible Ownership, Investor Stewardship Group (US), the International Corporate Governance Network, the Asian Corporate Governance Association, the Investor Forum (UK), the Task Force for Climate-Related Financial Disclosure (TCFD), ClimateAction100+, the Transition Pathway Initiative, CDP (formerly Carbon Disclosure Project), the PRI Statement on ESG in credit ratings, and GRESB.
Asset manager stewardship extends beyond consideration of ESG issues to any area that may affect the long-term sustainability of an investment. While the objectives of ESG integration could be limited to risk mitigation and sustainable value assessment, stewardship’s aim is sustainable value creation. In our view, this can be accomplished by monitoring company behavior, engaging with boards and management teams, and voting proxies. These activities have long been part of Wellington’s investment ethos, so we embrace the industry’s heightened focus on stewardship.
ENGAGEMENT
Direct engagement with company management on strategy, financial performance and risk, capital structure, and ESG considerations, is central to our investment process and is coordinated with voting in our stewardship practices. Direct, persistent contact with company management and boards of directors, both in our offices and with on-site company visits, informs a substantial portion of our company research. Our investors host more than 10,000 company meetings around the world each year. Maintaining this ongoing dialogue is central to how we implement our stewardship responsibilities and informs the investment decisions we make on behalf of our clients.
Prioritization of stewardship activities is a bottom-up process that requires numerous inputs, including level of ownership and materiality of industry- and company-specific risks. Through engagement we seek to gain differentiated insights, develop productive ongoing dialogue, and impact company behavior. In addition to the objectives established for specific company engagements, the ESG Research Team annually sets stewardship priorities relevant across companies and sectors for the coming year.
As a large firm that has been investing in nearly all sectors of the global securities markets for decades, we have ongoing, direct access to company management. Give the number of meetings we conduct, the breadth of our contacts, and the quality of discourse we require, this degree of access is invaluable. We prefer to engage privately with investee companies, which encourages an open, constructive, lasting dialogue. We seek to ensure that companies are acting in the best interest of their capital providers, in the same way we are responsible for acting in the best interest of our clients.
We take a multidisciplinary approach in our engagement process, including perspectives from equity, industry, fixed income, and ESG analysts for a richer dialogue. Our company meetings are open to all interested investment personnel. Our central-research collaboration platform and other forums, such as our daily Morning Meeting, facilitate insight and information sharing. Diversity of perspectives is a key strength of our model, as it encourages debate, which can ultimately help reinforce conviction in investment decisions.
Cultivating relationships with other asset management firms, academia, and broader industry organizations allows us to share insights on corporate governance trends and local market considerations. Whenever permissible under applicable laws and regulations we may
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communicate with other firms to reach an outcome that is in our clients’ best interest. We also speak with business partners, employee representatives, suppliers, and nongovernmental organizations, where this dialogue may provide incremental insight into how a company considers its various stakeholders.
BOARD ENGAGEMENT
We believe meeting directly with corporate boards can enhance discussions about long-term material ESG issues, complement our ongoing conversations with management teams, and help us assess a board’s effectiveness — which is challenging to do using company disclosures alone. We believe this ongoing dialogue benefits board members as well. Engagement with active managers provides an opportunity for directors to ask questions, gain market insights, and hear how the company compares with peers. Questions from investors often signal emerging areas of emphasis for a company. We view it as a missed opportunity and negative signal when directors appear defensive or dismissive of external perspectives. We believe continuous dialogue with investors can help ensure honest feedback and foster trust and transparency, which may enable both parties to anticipate and manage potential issues.
Please see Wellington’s Engagement Policy for more information.
Our approach to voting
We vote proxies in what we consider to be the best interests of our clients as shareholders and in a manner that we believe maximizes the value of their holdings. Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. We prefer that clients delegate voting responsibility to their portfolio managers. The Investment Stewardship Committee, a cross-functional group of experienced professionals, establishes Wellington Management’s Proxy Voting Guidelines.
The ESG Research Team examines proxy proposals on their merits and recommends voting against proposals that we believe would have a negative effect on shareholder rights or the current or future market value of the company’s securities. This team also provides recommendations to each portfolio manager who makes the final decision for their client portfolios, absent a material conflict of interest. Consistent with our community-of-boutiques model, portfolio managers occasionally arrive at different voting conclusions for their clients, resulting in a split decision for the same security. This robust set of voting procedures and the deliberation that occurs prior to a vote decision are aligned with our role as active owners and fiduciaries for our clients.
Voting Guidelines
Board Composition and Role of Directors
We believe that shareholders’ ability to elect directors annually is an important shareholder right. While we generally support management nominees, we will withhold votes for any director who acts against shareholders’ best economic interests. We may also withhold votes from directors who fail to implement shareholder proposals that have received majority support, implement poison pills without shareholder approval, fail to attend at least 75% of scheduled board meetings, or serve on an excessive number of public company boards (see Director attendance and commitment below). We support proposals to declassify a board and enable annual director elections.
In our assessment of board effectiveness, we seek to understand how the board collaborates with management and delineates responsibilities. This is why direct engagement with board members is such an important part of our investment process. We look for indications that directors foster healthy debate in the boardroom, develop constructive relationships with management, and challenge the team when appropriate. Where we see opportunities for improvement, we use these discussions to provide feedback and explain how changes we suggest can benefit our clients, the ultimate owner of the company’s securities.
We do not have specific voting policies relating to director age or tenure. We prefer to take a holistic view, evaluating whether the company is balancing the perspectives of new directors with the institutional knowledge of longer- serving board members. Succession planning is a key topic during many of our board engagements. Companies in certain markets are governed by multi-tiered boards, with each tier having different responsibilities. We hold supervisory board members to similar standards, subject to prevailing local governance best practices.
Board Independence
In our view, boards can best represent shareholders when enough directors are present to challenge and counsel management. We believe that most board members should be independent, as defined by the local market regulatory authority. This is particularly true of audit, compensation, and nominating committees.
At times, we may withhold approval for non-independent directors or those responsible for the board composition. We typically vote in support of shareholder proposals calling for independence. To determine appropriate minimum levels of board independence, we look to the prevailing market best practices; two-thirds in the US, for example, and majority in the UK and France. In Japan, we will consider voting against the board chair (or most senior executive on the ballot) in cases where the board — including statutory auditors — is less than one-third independent.
Because boards are responsible for overseeing execution, evaluating and compensating top management, and coordinating CEO succession, we believe that having an independent chair is the preferred structure for board leadership. Having an independent chair avoids the inherent conflict of self-oversight and helps ensure robust debate and diversity of thought in the boardroom. We will generally support management proposals to separate the chair and CEO or establish a lead director, but we take a case-by-case approach in assessing corporate leadership structures. For example, we may support the involvement of an outgoing CEO as executive chair for a limited period to ensure a smooth
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transition to new management. However, after the transition, we expect the board to appoint an independent chair and account for separate roles in succession planning. Through engagement and voting, we continue to encourage boards to signal the importance of oversight on behalf of shareholders through the adoption of this leadership structure.
Board Diversity
We believe boards that reflect a wide range of perspectives create shareholder value. Diverse boardrooms help companies make better strategic decisions and navigate increasingly complex issues, including geopolitical risks, regulatory intricacies, disruptive technologies, and shareholder activism.
We encourage companies to consider the widest possible pool of skilled candidates. We think it is not in shareholders’ best interests for the full board to be comprised of directors from the same industry, gender, race, nationality, or ethnic group. Though we understand that gender is just one of many facets of diversity, we focus our voting policy on gender diversity because it is easily measured and governance standards for gender diversity already exist in several markets. We address other aspects of diversity through our engagements with companies. While some industries have a relatively small number of women and other diverse executives in senior roles, we are generally unpersuaded by the contention that a board cannot find any qualified diverse directors.
We reserve the right to vote against the reelection of the nomination and/or governance Chair if we think a board is not meeting local market standards from a diversity perspective. In defining the market standard, we refer to quotas established by local governance codes, which exist in many European markets. In the US, we look for at least one female on the board in the US as a minimum standard. If the Nomination and/or Governance Chair is not up for reelection, we may vote against other committee members, including the Board Chair.
Director Attendance and Commitment
We consider attending at least 75% of board meetings to be a minimum requirement and may vote against directors who fall below that threshold. We also expect directors to have the time and energy to fully commit to the company and fulfill their board-related responsibilities. Our internal voting guidelines define professional directors as “over- boarded” when serving on five or more public company boards; and public company executives when serving on three or more public company boards, including their own. Representation on boards of affiliate or subsidiary public companies do not count toward these thresholds, as we recognize that these are extensions of the directorship on the parent company board. We may make exceptions to this approach to accommodate prevailing market standards. We may also consider a director’s role on the board in assessing his or her overall commitments. For example, we would look less favorably on a director serving as chair of multiple audit committees given the time commitment required by this role.
Majority Vote on Election of Directors
Because we believe the election of directors by a majority of votes cast is the appropriate standard, we will generally support proposals that seek to adopt such a standard. Our support will typically extend to situations where the relevant company has an existing resignation policy for directors that receive a majority of “withhold” votes. We believe majority voting should be defined in the company’s charter and not simply in its corporate governance policy.
Generally, we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a standard of majority of votes outstanding (total votes eligible as opposed to votes cast). We likely will support shareholder and management proposals to remove existing supermajority vote requirements.
Contested Director Elections
We approach contested director elections on a case-by-case basis, considering the specific circumstances of each situation to determine what we believe to be in the best interest of our clients. In each case, we welcome the opportunity to engage with both the company and the proponent to ensure that we understand both perspectives and are making an informed decision on our clients’ behalf.
Compensation
Executive compensation plans establish the incentive structure that plays a role in strategy-setting, decision-making, and risk management. While design and structure vary widely, we believe the most effective compensation plans attract and retain high caliber executives, foster a culture of performance and accountability, and align management’s interests with those of long-term shareholders.
Due to each company’s unique circumstances and wide range of plan structures, Wellington determines support for a compensation plan on a case-by-case basis. We support plans that we believe lead to long-term value creation for our clients. We may also support poorly structured plans where we have seen some improvement, recognizing compensation committees’ willingness to engage with shareholder and implement recommendations that enhance the plan. We support the right to vote on compensation plans annually.
In evaluating compensation plans, we consider the following attributes in the context of the company’s business, size, industry, and geographic location:
•
Alignment — We believe in pay-for-performance and encourage plan structures that align executive compensation with shareholder experience. We compare total compensation to performance metrics on an absolute and relative basis over various timeframes, and we look for strong positive correlation. To ensure shareholder alignment, executives should maintain meaningful equity ownership in the company while they are employed, and for a period thereafter.
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•
Transparency — We expect compensation committees to articulate the decision-making process and rationale behind the plan structure, and to provide adequate disclosure so shareholders can evaluate actual compensation relative to the committee’s intentions. Disclosure should include how metrics, targets, and timeframes are chosen, and detail desired outcomes. We also seek to understand how the compensation committee determines the target level of compensation and constructs the peer group for benchmarking purposes.
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Structure — The plan should be clear and comprehensible. We look for a mix of cash versus equity, fixed versus variable, and short- versus long-term pay that incentivizes appropriate risk-taking and aligns with industry practice. Performance targets should be achievable but rigorous, and equity awards should be subject to performance and/or vesting periods of at least three years, to discourage executives from managing the business with a near-term focus. Unless otherwise specified by local market regulators, performance-based compensation should be based primarily on quantitative financial and non-financial criteria such as ESG-related criteria. There is scope, however, for qualitative criteria related to strategic, individual, or ESG goals, that are critical to the business. Qualitative goals may be acceptable if a compensation committee has demonstrated a fair and consistent approach to evaluating qualitative performance and applying discretion over time.
•
Accountability — Compensation committees should be able to use discretion, positive and negative, to ensure compensation aligns with performance, and provide a cogent explanation to shareholders. We generally oppose one-time awards aimed at retention or achieving a pre-determined goal. Barring an extenuating circumstance, we view retesting provisions unfavorably.
We seek to establish mutually beneficial dialogues with companies regarding their compensation policies. Where we see opportunities for improvement, we provide feedback and explain how the suggestions can benefit our clients. We use voting, an extension of our engagement efforts, to convey our views and drive change, if necessary. We expect compensation committees to respond to shareholder engagement and voting outcomes, and to disclose how these external perspectives are considered in the committee’s decisions.
Approving Equity Incentive Plans
A well-designed equity incentive plan facilitates the alignment of interests of long-term shareholders, management, employees, and directors. We evaluate equity-based compensation plans on a case-by-case basis, considering projected plan costs, plan features, and grant practices. We reconsider our support for a plan if we believe these factors, on balance, are not in the best interest of shareholders. Specific items of concern may include excessive cost or dilution, unfavorable change-in-control features, insufficient performance conditions, holding/vesting periods, or stock ownership requirements, repricing stock options/stock appreciate rights (SARs) without prior shareholder approval, or automatic share replenishment (an “evergreen” feature).
Employee stock purchase plans
We generally support employee stock purchase plans, as they may align employees’ interests with those of shareholders. That said, we typically vote against plans that do not offer shares to a broad group of employees (e.g. if only executives can participate) or plans that offer shares at a significant discount.
Non-executive director compensation
Finding highly qualified individuals that bring unique skillsets to a board is not easy. When a potential fit is found, we want companies to be able to compensate a director competitively. We understand that excessive compensation may undermine a director’s independence, however, so we expect companies to strike this balance accordingly.
We expect companies to disclose non-executive director compensation. We prefer the use of an annual retainer or fee, delivered as cash, equity, or a combination. We do not believe non-executive directors should receive performance-based compensation, as this creates a potential conflict of interest. Non-executive directors oversee executive compensation plans; their objectivity is compromised if they design a plan that they also participate in.
Severance arrangements
We will oppose excessively generous arrangements but may support agreements that encourage management to negotiate in shareholders’ best interest. Because we believe severance arrangements require special scrutiny, we generally support proposals calling for shareholder ratification. We are also mindful of the board’s need for flexibility in recruitment and retention; therefore, we will oppose limitations on board compensation where respect for industry practice and reasonable overall levels of compensation have been demonstrated.
Clawback policies
We believe companies should be able to recoup incentive compensation from members of management who received awards based on fraudulent activities, accounting misstatements, or breaches in standards of conduct that lead to corporate reputational damage. Consequently, we may support shareholder proposals requesting that a company establish a clawback provision if existing policies do not cover these circumstances. We also support proposals seeking greater transparency about the application of clawback policies.
Audit Quality and Oversight
Scrutiny of auditors, particularly audit quality and oversight, has been increasing. The Big Four global audit firms currently control the market but face minimal regulation. In the UK, recent corporate audit failures have increased regulatory pressures, leading to proposed rules such as mandating joint audits and operational splits. While scrutiny in the US is less intense and regulation is less likely in the near term, in our view, regulatory boards, including the SEC and Public Company Accounting Oversight Board (PCAOB) are becoming more active.
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When we assess financial statement reporting and audit quality, we will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest. We also pay close attention to the non-audit services provided by auditors and consider the potential for the revenue from those services to create conflicts of interest that could compromise the integrity of financial statement audits.
Shareholder Voting Rights
Shareholder rights plans
Also known as poison pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. Such plans also may be misused, however, as a means of entrenching management. Consequently, we may support plans that include a shareholder approval requirement, a sunset provision, or a permitted bid feature (e.g., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote). Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank-check preferred shares (see below).
Multiple Voting Rights
More companies choose to go public with a dual-class share structure, a controversial practice that can raise governance and performance concerns. In our view, dual-class shares are problematic because of the misalignment they can create between shareholders’ economic stake and their voting power, and for the control they often give a small number of insiders who may make decisions that are not in the interests of all shareholders. Index providers’ actions to address this issue and encourage one share, one vote structures could have significant implications for investors, but we believe these can be mitigated by active management and thoughtful stewardship.
We believe sunset clauses are a reasonable compromise between founders seeking to defend against takeover attempts in pivotal early years, and shareholders demanding a mechanism for holding management accountable, especially in the event of leadership changes. The Council of Institutional Investors, a nonprofit association of pension funds, endowments, and foundations, recommends that newly public companies that adopt structures with unequal voting rights do away with the structure within three to five years.
Without a sunset clause, we would prefer that a company eliminate a dual-class share structure, as shareholders’ voting power should be reflected by their economic stake in a company. Similarly, we generally do not support the introduction of loyalty shares, which grant increased voting rights to investors who hold shares over multiple years, because they create misalignment of voting power and economic interest.
Proxy Access
We believe shareholders should have the right to nominate director candidates on management’s proxy card. We will generally support shareholder proposals seeking proxy access unless current policy is in-line with market norms.
Special Meeting Rights
We believe the right to call a special meeting is a shareholder right, and we will support such proposals at companies that lack a special-meeting ownership threshold. We also will support proposals lowering thresholds not in-line with market norms. If shareholders are granted the right to call special meetings, we generally do not support written consent.
Mergers and Acquisitions
We approach votes to approve mergers and acquisitions on a case-by-case basis, considering the specific circumstances of each proposal to determine what we believe to be in the best interest of our clients. In conducting our assessment, equity and ESG analysts collaborate to analyze the fundamental and governance implications, if applicable, to advise portfolio managers in their vote decisions.
Capital structure and Capital Allocation
Increases in Authorized Common Stock
We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold. When companies seek to issue shares without preemptive rights, we consider potential dilution and generally support requests when dilution is below 20%. For issuance with preemptive rights, we review on a case-by-case basis, considering the size of issuance relative to peers
Capital Allocation (Japan)
Because poor capital stewardship has led to a lack of shareholder value creation in some Japanese companies, we have begun to hold board chairs accountable for persistently low returns on equity (ROE), using a five-year average ROE of below 5% as a guide. Our assessment of a company’s capital stewardship complements our assessment of board effectiveness without dictating specific capital allocation decisions. We may make exceptions where ROE is improving, where a long-cycle business warrants a different standard, or where new management is in place and we feel they shouldn’t be punished for the past CEO/Chair’s record.
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Environmental and Social Issues
Consistent with our ESG integration philosophy, we assess portfolio companies’ performance on environmental and social issues we deem to be material to long-term financial performance, and we support shareholder proposals where we think doing so can encourage improvement on relevant issues. We evaluate shareholder proposals related to environmental and social issues on a case-by-case basis, and we expect portfolio companies to comply with applicable laws and regulations with regards to environmental and social standards. We consider the spirit of the proposal, not just the letter, and generally support proposals addressing material issues even when management has been responsive to our engagement on the issue. In this way, we seek to align our voting with our engagement activities. If our views differ from any specific suggestions in the proposals, we will provide clarification via direct engagement.
Climate Change
As an asset manager entrusted with investing on our clients’ behalf, we aim to assess, monitor, and manage the potential effects of climate change on our investment processes and portfolios, as well as on our business operations. As supporters of the Task Force on Climate-related Financial Disclosures (TCFD) recommendations, we actively engage with portfolio companies to encourage adoption. We believe that climate change poses a material risk across sectors and geographies, so understanding how companies are assessing and managing climate risk is key to making informed investment decisions for our clients. For this reason, we generally support shareholder proposals asking for improved disclosure on climate risk management and we expect to support those that request alignment of business strategies with the Paris Agreement or similar language. We also generally support proposals asking for board oversight of political contributions and lobbying activities or those asking for improved disclosures where material inconsistencies in reporting and strategy may exist, especially as it relates to climate strategy.
We have been pleased to see rising adoption of the TCFD framework in response to shareholder recommendations. Reporting on climate readiness will help stakeholders understand companies’ willingness and ability to adapt to or mitigate climate-related risks. However, so far, many disclosures have been incomplete. Most make scant mention of the physical risks posed to their business by a changing climate. We will continue focus our stewardship activities in this area, and we are encouraging companies to provide more detail.
To help us do this, are leveraging findings from our collaborative initiative with Woods Hole Research Center (WHRC), the world’s leading independent climate research organization, and established disclosure guidance to help companies improve their physical risk disclosures. We believe integrating the work of WHRC’s climate scientists and our investment research teams enables us to ask nuanced questions about specific physical risks and more accurately test climate-risk assumptions embedded in companies’ strategies. By narrowing our engagement dialogue to address relevant threats, we believe we can encourage companies to take early action to address these threats, potentially improving long-term investment outcomes for shareholders.
Corporate Culture, Human Capital, and Diversity & Inclusion
The ability to perpetuate a strong, inclusive culture; align management incentives accordingly; and incorporate employee feedback contributes to a company’s competitive position. Since culture is challenging to assess from the outside, we examine a company’s holistic approach. For example, we evaluate whether a company has a well- articulated culture statement and talent development strategy. To us, these efforts suggest that a company appreciates culture and talent as competitive advantages that can drive long-term value creation. It also sends a strong message when management compensation is linked, when appropriate, to employee satisfaction. If the company conducts regular employee engagement surveys, we look for leadership to disclose the results — both positive and negative — so we can monitor patterns and hold them accountable for implementing changes based on the feedback they receive, we consider workplace locations and how a company balances attracting talent with the costs of operating in desirable cities.
Understanding how a company cultivates its human capital is integral to our assessment of culture. In our view, attracting and retaining talent can create a competitive long-term advantage for any company. These efforts may take time to implement and realize results, but we maintain that a deliberate human capital management strategy should foster a collaborative, productive workplace in which all talent can thrive. Companies that invest in and cultivate human capital are well-positioned to realize a competitive advantage and deliver better business outcomes.
As part of our focus on human capital, diversity and inclusion is an ongoing engagement issue. We seek to better understand how and to what extent a company’s approach to diversity is integrated with talent management at all levels. A sound long-term plan holds more weight than a company’s current demographics, so we look for a demonstrable diversity and inclusion strategy that seeks to improve metrics over time and align management incentives accordingly. Understanding gender pay equity is often part of our assessment, and we may support proposals asking for improved transparency.
We believe diversity among directors, leaders, and employees contributes positively to shareholder value by imbuing a company with myriad perspectives that help it better navigate complex challenges. A strong culture of diversity and inclusion begins in the boardroom. In recent years we have targeted US companies with male-only boards for proactive engagement on diversity and have seen many companies improve the diversity of their boards as a result. From 2020, we will vote against Nominating & Governance Committee Chairs at companies where the composition of the board continues to lag market standards or best practice.
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Stakeholders and Risk Management
In our assessment of social risks, we pay attention to how companies treat a key stakeholder: their workforce. We look for signs of constructive labor relations if employees are unionized, and a focus on key employee concerns, such as safe working conditions and competitive compensation.
In recent years, discourse on opioids, firearms, and sexual harassment has put the potential for social externalities — the negative effects that companies can have on society through their products, cultures, or policies — into sharp focus. These nuanced, often misunderstood issues can affect the value of corporate securities. Today, these are no longer just shareholder concerns; companies need to consider the opinions and actions of broader stakeholder constituencies, including employees, customers, and the public.
In our engagement with companies facing these risks, we encourage companies to disclose risk management strategies that acknowledge their societal impacts. When a company faces litigation or negative press, we inquire about lessons learned and request evidence of substantive changes that aim to prevent recurrence and mitigate downside risk. In these cases, we may also support proposals requesting enhanced disclosure on actions taken by management.
Human Rights
Following the 2015 passage of the UK’s Modern Slavery Act, a handful of countries have passed laws requiring companies to report on how they are addressing risks related to human rights abuses in their global supply chains. Starting in late 2020, Australia’s newest regulation will also require asset owners to report on these risks in their portfolios. While human rights have been a part of our research and engagement in this context, we seek to assess companies’ exposures to these risks, determine the sectors for which this risk is most material (highest possibility of supply-chain exposure), enhance our own engagement questions, and potentially work with external data providers to gain insights on specific companies or industries. We may also support proposals requesting enhanced disclosure on companies’ approach to mitigating the risk of human rights violations in their business.
Cybersecurity
Robust cybersecurity practices are imperative for maintaining customer trust, preserving brand strength, and mitigating regulatory risk. Companies that fail to strengthen their cybersecurity platforms may end up bearing large costs. Through engagement, we aim to compare companies’ approaches to cyber threats, regardless of region or sector, to distinguish businesses that lag from those that are better prepared.
Conclusion
At Wellington, stewardship is a core part of how we deliver on our goal of maximizing the long-term value of the investments we make on behalf of our clients. In order to be the best possible stewards of that capital we engage meaningfully and continuously with our investee companies and do so with a multifaceted approach that brings our collective expertise to bear across financial, industry, credit, and ESG analysis. We look forward to continuing to engage with the management teams and directors of the companies we invest in as we seek to help them build long- term, sustainable value in their enterprises.
Global Proxy Policy and Procedures
Introduction
Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for whom it exercises proxy-voting discretion.
Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines. Wellington Management seeks to vote all proxies with the goal of increasing long-term client value and, while client investment strategies may differ, applying this common set of guidelines is consistent with the investment objective of achieving positive long-term investment performance for each client.
Statement of Policy
Wellington Management:
1.
Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it has arranged in advance with the client to limit the circumstances in which it would exercise voting authority or determines that it is in the best interest of one or more clients to refrain from voting a given proxy.
2.
Votes all proxies in the best interests of the client for whom it is voting.
3.
Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.
Responsibility and Oversight
The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day
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administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, identification and resolution of conflicts of interest, and for providing advice and guidance on specific proxy votes for individual issuers. The Investment Stewardship Committee reviews the Global Proxy Policy and Procedures annually.
Procedures
Use of Third-Party Voting Agent
Wellington Management uses the services of a third-party voting agent for research, voting recommendations, and to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted. Wellington Management complements the research received by its primary voting agent with research from another voting agent.
Receipt of Proxy
If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.
Reconciliation
Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. This reconciliation is performed at the ballot level. Although proxies received for private securities, as well as those received in non- electronic format, are voted as received, Wellington Management is not able to reconcile these ballots, nor does it notify custodians of non-receipt.
Research
In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources including third-party voting agents to keep abreast of developments in corporate governance and of current practices of specific companies.
Proxy Voting
Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:
•
Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are voted in accordance with the Guidelines.
•
Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.
•
Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.
Wellington Management reviews a subset of the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.
Material Conflict of Interest Identification and Resolution Processes
Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.
If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene
Other Considerations
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.
Securities Lending
In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may determine voting would outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.
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Share Blocking and Re-registration
Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.
Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs
Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).
Additional Information
Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses annually how it has exercised its voting rights for significant votes, as require by the EU Shareholder Rights Directive II (“SRD II”).
Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.
Dated: 1 September 2020
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Appendix B – Portfolio Managers
In addition to managing the assets of each fund, a portfolio manager may have responsibility for managing other client accounts of the applicable adviser or its affiliates. The tables below show, per portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than each fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of each fund's most recent fiscal year end, unless otherwise noted.
Aegon USA Investment Management, LLC (“AUIM”)
Transamerica Balanced II
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Bradley D. Doyle, CFA	6	$5.46 billion	8	$2.13 billion	15	$41.56 billion
Tyler A. Knight, CFA	5	$6.66 billion	7	$2.52 billion	22	$11.54 billion
Brian W. Westhoff, CFA	6	$8.11 billion	7	$2.49 billion	17	$43.05 billion
Sivakumar N. Rajan	3	$3.04 billion	5	$996 million	7	$40.90 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Bradley D. Doyle, CFA	0	$0	0	$0	0	$0
Tyler A. Knight, CFA	0	$0	0	$0	0	$0
Brian W. Westhoff, CFA	0	$0	0	$0	0	$0
Sivakumar N. Rajan	0	$0	0	$0	0	$0
Transamerica High Yield Bond
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Kevin Bakker, CFA	2	$259 million	13	$3.60 billion	14	$2.74 billion
Benjamin D. Miller, CFA	2	$259 million	13	$3.60 billion	14	$2.74 billion
James K. Schaeffer, Jr.	4	$2.24 billion	16	$4.71 billion	21	$3.04 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Kevin Bakker, CFA	0	$0	0	$0	1	$444 million
Benjamin D. Miller, CFA	0	$0	0	$0	1	$444 million
James K. Schaeffer, Jr.	0	$0	0	$0	11	$4.35 billion
Transamerica High Yield ESG
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Kevin Bakker, CFA	2	$2.83 billion	13	$3.60 billion	14	$2.74 billion
Benjamin D. Miller, CFA	2	$2.83 billion	13	$3.60 billion	14	$2.74 billion
James K. Schaeffer, Jr.	4	$4.81 billion	16	$4.71 billion	21	$3.04 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Kevin Bakker, CFA	0	$0	0	$0	1	$444 million
Benjamin D. Miller, CFA	0	$0	0	$0	1	$444 million
James K. Schaeffer, Jr.	0	$0	0	$0	11	$4.35 billion
Transamerica Intermediate Bond
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Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Bradley D. Doyle, CFA	6	$3.64 billion	8	$2.13 billion	15	$41.6 billion
Tyler A. Knight, CFA	5	$8.57 billion	7	$2.52 billion	22	$11.54 billion
Brian W. Westhoff, CFA	6	$10.02 billion	7	$2.49 billion	17	$43.05 billion
Sivakumar N. Rajan	3	$4.96 billion	5	$996 million	7	$40.90 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Bradley D. Doyle, CFA	0	$0	0	$0	0	$0
Tyler A. Knight, CFA	0	$0	0	$0	0	$0
Brian W. Westhoff, CFA	0	$0	0	$0	0	$0
Sivakumar N. Rajan	0	$0	0	$0	0	$0
Transamerica Sustainable Bond
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Bradley D. Doyle, CFA	7	$5.49 billion	8	$2.13 billion	15	$41.56 billion
Charles Foster, CFA	2	$496 million	5	$1.06 billion	9	$3.13 billion
James Rich	1	$0	2	$54 million	5	$247 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Bradley D. Doyle, CFA	0	$0	0	$0	0	$0
Charles Foster, CFA	0	$0	0	$0	0	$0
James Rich	0	$0	0	$0	0	$0
Conflict of Interest
At AUIM, individual portfolio managers may manage multiple accounts for multiple clients. In addition to the sub-advisory management of the funds, AUIM manages separate accounts for institutions as well as various affiliated entities, which could create the potential for conflicts of interest. Affiliate relationships represent AUIM’s largest clients. A conflict of interest, including but not limited to conflicts of interest when allocating investment opportunities, will arise when AUIM is acting on behalf of the accounts of affiliated and unaffiliated clients. In each case, AUIM recognizes the responsibility to treat all clients (including the funds) fairly and consistently, and portfolio decisions made for unaffiliated accounts will be consistent, where applicable, with the decisions made for affiliated accounts. AUIM might provide certain investment research that it creates for its discretionary investment advisory clients to a non-discretionary affiliate client. Similarly, AUIM might prepare investment research for its non-discretionary affiliate client that could benefit its discretionary clients.
AUIM strives to mitigate the potential for conflicts between and among accounts through its trade aggregation and allocation policy and procedures. AUIM allocates investment opportunities among clients in a manner intended to result in fair and equitable treatment to clients over time. Factors that influence a decision to allocate investment opportunities among client accounts include but are not limited to: account investment objectives, guidelines, and constraints; current account holdings, including asset class, sector, industry, and issuer concentrations, both on an absolute basis and relative to the account’s benchmark; desired risk profiles of the account, including as applicable credit quality, maturity, or duration distributions, and the impact the proposed investment would have on these measures; cash availability and future cash flow expectations; and allocation considerations based on criteria such as round-lot provisions or minimum transaction size.
Many client accounts that AUIM manages trade in the same securities. Given this, AUIM typically combines transactions for different client accounts into aggregated (blocked) orders. This practice can enable the firm to seek more favorable executions and net prices. AUIM can use various methods to allocate blocked transactions among participating accounts, consistent with AUIM’s policy that, over time, no client is unduly favored over another.
Some fixed income accounts have certain restrictions or requirements that prevent them from participating in aggregated trades. These accounts will be traded in a different order or at a different time than accounts participating in blocked trades. Trading and execution costs for these accounts can be different (higher or lower) than the costs for accounts participating in aggregated transactions.
In an effort to facilitate the fair treatment among all our client accounts, AUIM strives not to consider factors such as: account performance, account fees, or our affiliate relationships when aggregating and allocating orders. In addition to the trade aggregation and allocation policy and procedures, AUIM seeks to manage conflicts of interest between and among the funds and other client accounts through compliance with AUIM’s Code of Ethics, internal review processes, and senior management oversight.
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Further, in an effort to address any conflicts associated with a global research platform and a participating affiliate arrangement with Aegon Investment Management B.V. (AIM), AUIM has adopted certain policies and monitoring controls. AUIM and AIM independently manage investment strategies that separately utilize and depend on the global research platform. Conflicts of interest, or at least the appearance of conflicts, will arise when portfolio managers from each firm invest or trade in the same securities or issuers on behalf of their respective clients. These conflicts include the advance access to investment research that results in the preferential treatment or the possibility of preferential allocation of securities trading opportunities that have limited availability. These circumstances could also lead to preferential trade executions.
See also in this SAI, Brokerage; Conflicts of Interest; and Sub-advisers.
Compensation
As of October 31, 2020, each portfolio manager’s compensation is provided directly by the sub-adviser and not by the funds. Each portfolio manager’s compensation consists of a fixed base salary and a variable performance incentive. The performance incentive is based on the following factors: the economic performance of the overall relevant portfolio manager’s asset class, including the performance of the relevant fund’s assets; leadership and communication with clients; assisting with the sub-advisers strategic goals; and earning results from the sub-adviser, Aegon Asset Management Holding B.V., and Aegon NV.
The portfolio managers may also participate in the sub-adviser’s long-term compensation plan, which is awarded as deferred cash notionally invested in select sub-adviser’s strategies during the vesting period as described in the long-term compensation plan. Payout is based on a combination of personal employee, sub-adviser, Aegon Asset Management Holding B.V. and Aegon N.V. performance factors. Payout from the long-term incentive programs occurs after a 30-month vesting period following the performance year. Certain senior investment personnel will require a 42-month vesting period following the performance year.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s), except as follows:
Portfolio Manager	Range of Securities Owned	Fund
Kevin Bakker, CFA	$100,001 - $500,000	Transamerica High Yield Bond
Benjamin D. Miller, CFA	$10,001 - $50,000	Transamerica High Yield Bond
James K. Schaeffer, Jr.	$100,001 - $500,000	Transamerica High Yield Bond
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J.P. Morgan Investment Management Inc. (“JP Morgan”)
Transamerica Balanced II
Portfolio Manager	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Tim Snyder, CFA	9	$8.17 billion	10	$3.89 billion	12	$8.69 billion
Raffaele Zingone, CFA	13	$22.44 billion	10	$3.81 billion	12	$8.80 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Tim Snyder, CFA	0	$0	1	$109 million	2	$489 million
Raffaele Zingone, CFA	0	$0	0	$0	3	$598 million
*The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.
Conflict of Interest
The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.
Responsibility for managing J.P. Morgan Investment Management Inc. (JP Morgan)’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.
JPMorgan and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. JPMorgan, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.
JPMorgan, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or JPMorgan Chase. JPMorgan and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan, or JPMorgan Chase or its clients.
JP Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JP Morgan’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts they manages to participate in an offering to increase JP Morgan’s or its affiliates’ overall allocation of securities in that offering.
A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account
B-4

lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manage accounts that engage in short sales of securities of the type in which the fund invests, JP Morgan or its affiliates could be seen as harming the performance of the fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the fund’s objectives.
The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JP Morgan and its affiliates have policies and procedures that seek to manage conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan’s Codes of Ethics and JPMC’s Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:
Orders received in the same security and within a reasonable time period from a market event (e.g., a change in a security rating) are continuously aggregated on the appropriate trading desk so that new orders are aggregated with current outstanding orders, consistent with JPMorgan’s duty of best execution for its clients. However, there are circumstances when it may be appropriate to execute the second order differently due to other constraints or investment objectives. Such exceptions often depend on the asset class. Examples of these exceptions, particularly in the fixed income area, are sales to meet redemption deadlines or orders related to less liquid assets.
If aggregated trades are fully executed, accounts participating in the trade will typically be allocated their pro rata share on an average price basis. Partially filled orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. Use of average price for execution of aggregated trade orders is particularly true in the equity area. However, certain investment strategies, such as the use of derivatives, or asset classes, such as fixed income that use individual trade executions due to the nature of the strategy or supply of the security, may not be subject to average execution price policy and would receive the actual execution price of the transaction. Additionally, some accounts may be excluded from pro rata allocations. Accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. Deviations from pro rata allocations are documented by the business. JPMorgan attempts to mitigate any potential unfairness by basing non-pro-rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan so that fair and equitable allocation will occur over time.
JP Morgan faces a conflict of interest in allocating the assets of Transamerica JPMorgan Asset Allocation - Conservative VP, Transamerica JPMorgan Asset Allocation - Growth VP, Transamerica JPMorgan Asset Allocation - Moderate Growth VP, Transamerica JPMorgan Asset Allocation - Moderate VP and Transamerica JPMorgan International Moderate Growth VP (each a “portfolio”) because the underlying portfolios in which the portfolio invests include Transamerica Funds sub-advised by JP Morgan. Consistent with the portfolio’s objective and strategies, JP Morgan is permitted to invest any portion of a portfolio’s assets in underlying portfolios which it sub-advises. JP Morgan will receive additional fees when it allocates portfolio assets to an underlying portfolio it sub-advises. This conflict could provide JP Morgan with an incentive to allocate portfolio assets to an underlying portfolio it sub-advises rather than to another underlying portfolio investing in the same asset class sub-advised by another sub-adviser. Or, JP Morgan may have an incentive to increase a portfolio’s allocation to an asset class for which the only underlying portfolio is one which it sub-advises.
JP Morgan also faces a potential conflict of interest in allocating the assets of the portfolio when JP Morgan has business relationships with other sub-advisers of underlying portfolios in which the portfolio invests or with affiliates of those sub-advisers. Allocating portfolio assets to underlying portfolios managed by such sub-advisers may help to enhance JP Morgan’s relationships with such sub-advisers or their affiliates.
Compensation
JPMorgan’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.
In determining portfolio manager compensation, JPMorgan uses a balanced discretionary approach to assess performance against four broad categories: (1) business results; (2) risk and control; (3) customers and clients; and (4) people and leadership.
These performance categories consider short-, medium- and long-term goals that drive sustained value for clients, while accounting for risk and control objectives. Specifically, portfolio manager performance is evaluated against various factors including the following: (1) blended pre-tax investment performance relative to competitive indices, generally weighted more to the long-term; (2) individual contribution relative to the client’s risk/return objectives; and (3) adherence with JPMorgan’s compliance, risk and regulatory procedures.
Feedback from JPMorgan’s risk and control professionals is considered in assessing performance.
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JPMorgan maintains a balanced total compensation program comprised of a mix of fixed compensation (including a competitive base salary and, for certain employees, a fixed cash allowance), variable compensation in the form of cash incentives, and long-term incentives in the form of equity based and/or fund-tracking incentives that vest over time. Long-term awards comprise up to 60% of overall incentive compensation, depending on an employee’s pay level.
Long-term awards are generally in the form of time-vested JPMC Restricted Stock Units (“RSUs”). However, portfolio managers are subject to a mandatory deferral of long-term incentive compensation under JPMorgan’s Mandatory Investor Plan (“MIP”). The MIP provides for a rate of return equal to that of the fund(s) that the portfolio managers manage, thereby aligning portfolio manager’s pay with that of their client’s experience/return. 100% of the portfolio manager’s long-term incentive compensation is eligible for MIP with 50% is allocated to the specific fund(s) they manage, as determined by their respective manager. The remaining portion of the overall amount is electable and may be treated as if invested in any of the other funds available in the plan or can take the form of RSUs.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s).
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Merganser Capital Management, LLC (“Merganser”)
Transamerica High Quality Bond
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Peter S. Kaplan, CFA	1	$173.05 million	0	$0	10	$3.54 billion
Adam Ware, CFA	1	$173.05 million	2	$413.23 million	37	$4.49 billion
Jennifer K. Wynn, CFA	1	$173.05 million	0	$0	0	$0
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Peter S. Kaplan, CFA	0	$0	0	$0	0	$0
Adam Ware, CFA	0	$0	0	$0	0	$0
Jennifer K. Wynn, CFA	0	$0	0	$0	0	$0
Compensation
The compensation of Mr. Kaplan, Mr. Ware and Ms. Wynn consists of salary, bonus, and Unit Appreciation Rights (UAR) shares in Merganser Capital Management, LLC. Each manager’s salary is determined by his overall job performance and value to Merganser. Bonus awards and restricted share grants are discretionary, and are based on each employee’s individual job performance. The size of the bonus pool is determined annually based on the profitability of the firm. No portion of either manager’s compensation is based in any way on the assets of the High Quality Bond Portfolio or its performance.
Conflicts of Interest
I. Personnel Matters
A.
Code of Conduct
1. Conflicts of Interest and Employee Conduct
Policy – Conflicts of Interests and Employee Conduct
Purpose
The Code of Ethics has been established to communicate policies of professional conduct and ethical behavior applicable to all officers, directors and employees (“Employees”) of Merganser Capital Management, LLC (“Merganser” or “Company”).
Background
No set of rules or policies can presume to fully define “professional behavior” or “ethical conduct.” These terms, by definition, are broad concepts and subject to interpretation and personal bias. Nevertheless, a written set of policies will help to minimize misunderstandings about what is considered appropriate conduct by the Company. Also, in matters of personal behavior, there is no substitute for common sense. If there are doubts or questions about the appropriateness of a certain action, either do not pursue this course of action or seek guidance from the CCO.
Policy:
1.
Application.
The Code of Ethics applies to all employees and extends to activities within and outside their duties at Merganser.
2.
Legal and Ethical Violations.
Employees shall not knowingly participate in, or assist any acts in violation of any applicable law, rule, or regulation of any government, governmental agency, or regulatory organization governing the investment advisory industry.
3.
Conflicts of Interest.
Employees shall not enter into or engage in a security transaction or business activity or relationship, which may result in any financial or other conflict of interest between themselves, clients or Merganser. Employees shall also disclose to Merganser all matters that could reasonably be expected to interfere with their duty to Merganser, or with their ability to render unbiased and objective advice.
4.
Affiliate Information Access.
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A “Chinese Wall” shall be in place so that Merganser will not provide access to its direct and indirect affiliates (i.e., neither Providence Equity Partners nor Benefit Street Partners) of any client portfolio transactions. The “Chinese Wall” shall also prevent Merganser staff from access to its direct and indirect affiliate’s portfolio transactions.
a. From time to time, Merganser may invest in certain structured securities where an affiliate may have contributed collateral to a non-affiliate’s underwriting.
a. New Issue – Merganser shall not participate in a new issue where the affiliate’s collateral contribution exceeds 10% of the deal. The CCO or designee shall approve all participation based on these factors. Such approval shall be placed in the Trade Ticket Package.
b. Secondary Market – Merganser shall not have any limitations on such securities in the secondary market due to the distance of the transaction to the affiliate.
5.
Priority of Transactions.
Employees shall conduct themselves in such a manner that transactions for clients and Merganser have priority over transactions in securities or other investments of which they are beneficial owners, and so that transactions in securities or other investments in which they have such beneficial ownership do not operate adversely to clients’ and Merganser’s interests.
6.
Use of Material Nonpublic Information.
Merganser forbids Employees from trading, either personally or on behalf of others (such as private accounts managed by Merganser), on material nonpublic information or communicating material nonpublic information to others in violation of the law. This conduct is frequently referred to as “insider trading.”
7.
Duty to the Company.
Employees shall not undertake independent practice, which could result in compensation or other benefit in competition with Merganser unless they have received written consent from both Merganser’s CCO and the person, or entity for which they undertake independent employment or services.
8.
Preservation of Confidentiality.
Employees shall preserve the confidentiality of information communicated by a client concerning matters within the scope of the confidential relationship, unless they receive information concerning illegal activities on the part of the client. Information relating to illegal activities should be communicated as soon as practicable to the CCO or designee.
9.
Implementation.
The CCO is responsible for the implementation of the Code of Ethics, and reports to the CEO. He is required to formally meet with the CEO once a year to review the status of compliance with this policy, but may meet with the CEO at any time to seek guidance or to discuss matters requiring immediate attention.
10.
Acknowledgement.
All Employees must read and acknowledge receipt (via C11) of a copy of this Code of Ethics. Questions regarding the policy or its implementation should be reviewed with the CCO or designee.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s).
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Morgan Stanley Investment Management Inc. (“Morgan Stanley”)
Transamerica Large Growth
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Dennis P. Lynch	23	$37.43 billion	21	$22.86 billion	17	$7.67 billion
Sam G. Chainani, CFA	22	$37.41 billion	20	$22.85 billion	16	$7.57 billion
Jason C. Yeung, CFA	22	$37.41 billion	20	$22.85 billion	16	$7.57 billion
David S. Cohen	22	$37.41 billion	20	$22.85 billion	16	$7.57 billion
Armistead B. Nash	22	$37.41 billion	20	$22.85 billion	16	$7.57 billion
Alexander T. Norton	22	$37.41 billion	20	$22.85 billion	16	$7.57 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Dennis P. Lynch	0	$0	0	$0	2	$581.7 million
Sam G. Chainani, CFA	0	$0	0	$0	2	$581.7 million
Jason C. Yeung, CFA	0	$0	0	$0	2	$581.7 million
David S. Cohen	0	$0	0	$0	2	$581.7 million
Armistead B. Nash	0	$0	0	$0	2	$581.7 million
Alexander T. Norton	0	$0	0	$0	2	$581.7 million
* Other Accounts excludes the assets and numbers of accounts in wrap fee programs that are managed using model portfolios.
Conflict of Interest
MSIM and/or its affiliates (together “Morgan Stanley”) provide a broad array of discretionary and non-discretionary investment management services and products for institutional accounts and individual investors. In addition, Morgan Stanley is a diversified global financial services firm that engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of the fund. Morgan Stanley has advised clients and has sponsored, managed or advised other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with the fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley may also from time to time create new or successor Affiliated Investment Accounts that may compete with the fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.
Material Non-Public and Other Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to MSIM and its affiliates. If such information becomes available, MSIM may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. MSIM may also from time to time be subject to contractual ‘‘stand-still’’ obligations and/or confidentiality obligations that may restrict its ability to trade in certain investments on the fund’s behalf. In addition, MSIM and its affiliates may be precluded from disclosing such information to the individuals of MSIM responsible for managing the fund’s investments, even in circumstances in which the information would be beneficial if disclosed. Therefore, the individuals responsible for managing the fund’s investments may not be provided access to material non-public information in the possession of Morgan Stanley that might be relevant to an investment decision to be made by the fund, and MSIM may initiate a transaction or sell an investment that, if such information had been known to it, may not have been undertaken. In addition, certain individuals of MSIM responsible for managing the fund’s investments may be recused from certain investment-related discussions so that such members do not receive information that would limit their ability to perform functions of their employment with Morgan Stanley unrelated to that of the fund. Furthermore, access to certain parts of Morgan Stanley may be subject to third party confidentiality obligations and to information barriers established by Morgan Stanley in order to manage potential conflicts of interest and regulatory restrictions, including without limitation joint transaction restrictions pursuant to the 1940 Act. Accordingly, MSIM’s ability to source investments from other business units within Morgan Stanley may be limited and there can be no assurance that MSIM will be able to source any investments from any one or more parts of the Morgan Stanley network.
MSIM may restrict its investment decisions and activities on behalf of the fund in various circumstances, including because of applicable regulatory requirements or information held by MSIM or its affiliates. MSIM might not engage in transactions or other activities for, or enforce certain rights in favor of, the fund due to Morgan Stanley’s activities outside the fund (e.g., MSIM may refrain from making
B-9

investments for the fund that would cause Morgan Stanley to exceed position limits or cause Morgan Stanley to have additional disclosure obligations and may limit purchases or sales of securities in respect of which Morgan Stanley is engaged in an underwriting or other distribution) and regulatory requirements, policies and reputational risk assessments.
Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. As a result of information barriers, MSIM generally will not have access, or will have limited access, to certain information and personnel in other areas of Morgan Stanley relating to business transactions for clients (including transactions in investing, banking, prime brokerage and certain other areas), and generally will not manage the fund with the benefit of information held by such other areas. Morgan Stanley, due to its access to and knowledge of funds, markets and securities based on its prime brokerage and other businesses, may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the fund in a manner that may be adverse to the fund, and will not have any obligation or other duty to share information with MSIM.
In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures, personnel on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” MSIM faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of MSIM to engage in or otherwise effect transactions on behalf of the fund (including purchasing or selling securities that MSIM may otherwise have purchased or sold for the fund in the absence of a wall crossing). In managing conflicts of interest that arise because of the foregoing, MSIM generally will be subject to fiduciary requirements. Information barriers also exist between certain businesses within MSIM, and the conflicts described herein with respect to information barriers and otherwise with respect to Morgan Stanley and MSIM will also apply to the businesses within MSIM. As a result, the fund may not be permitted to transact in (e.g., dispose of a security in whole or in part) during periods when it otherwise would have been able to do so, which could adversely affect the fund. Other investors in the security that are not subject to such restrictions may be able to transact in the security during such periods. There may also be circumstances in which, as a result of information held by certain portfolio management teams in MSIM, MSIM limits an activity or transaction for the fund, including if the fund is managed by a portfolio management team other than the team holding such information.
Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, MSIM and the individuals of MSIM responsible for managing the fund’s investments, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of the fund or its shareholders. The fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an Investment team may face conflicts in the allocation of investment opportunities among the fund and other investment funds, programs, accounts and businesses advised by or affiliated with MSIM. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for MSIM to favor such other accounts.
Morgan Stanley currently invests and plans to continue to invest on its own behalf and on behalf of its Affiliated Investment Accounts in a wide variety of investment opportunities globally. Morgan Stanley and its Affiliated Investment Accounts, to the extent consistent with applicable law and policies and procedures, will be permitted to invest in investment opportunities without making such opportunities available to the fund beforehand. Subject to the foregoing, Morgan Stanley may offer investments that fall into the investment objectives of an Affiliated Investment Account to such account or make such investment on its own behalf, even though such investment also falls within the fund’s investment objectives. The fund may invest in opportunities that Morgan Stanley and/or one or more Affiliated Investment Accounts has declined, and vice versa. All of the foregoing may reduce the number of investment opportunities available to the fund and may create conflicts of interest in allocating investment opportunities. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the fund’s advantage. There can be no assurance that the fund will have an opportunity to participate in certain opportunities that fall within its investment objectives.
To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, MSIM has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of MSIM, including the fund, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of MSIM. The individuals of MSIM responsible for managing the fund’s investments review investment opportunities and will decide with respect to the allocation of each opportunity considering various factors and in accordance with the allocation policies and procedures. The allocation policies and procedures are subject to change. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the advantage of the fund.
It is possible that Morgan Stanley or an Affiliated Investment Account will invest in a company that is or becomes a competitor of a company of which the fund holds an investment. Such investment could create a conflict between the fund, on the one hand, and Morgan Stanley or the Affiliated Investment Account, on the other hand. In such a situation, Morgan Stanley may also have a conflict in the allocation of its own resources to the portfolio investment. Furthermore, certain Affiliated Investment Accounts will be focused primarily on investing in other funds which may have strategies that overlap and/or directly conflict and compete with the fund.
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In addition, certain investment professionals who are involved in the fund’s activities remain responsible for the investment activities of other Affiliated Investment Accounts managed by MSIM and its affiliates, and they will devote time to the management of such investments and other newly created Affiliated Investment Accounts (whether in the form of funds, separate accounts or other vehicles), as well as their own investments. In addition, in connection with the management of investments for other Affiliated Investment Accounts, members of Morgan Stanley and its affiliates may serve on the boards of directors of or advise companies which may compete with the fund’s portfolio investments. Moreover, these Affiliated Investment Accounts managed by Morgan Stanley and its affiliates may pursue investment opportunities that may also be suitable for the fund.
MSIM and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, the fund even though such other clients’ investment objectives may be similar to those of the fund.
Client Relationships. Morgan Stanley has existing and potential relationships with a significant number of corporations, institutions and individuals. In providing services to its clients, Morgan Stanley may face conflicts of interest with respect to activities recommended to or performed for such clients, on the one hand, and the fund, its shareholders or the entities in which the fund invests, on the other hand. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to the fund.
In acting as principal or in providing advisory and other services to its other clients, Morgan Stanley may engage in or recommend activities with respect to a particular matter that conflict with or are different from activities engaged in or recommended by the Adviser on the fund’s behalf.
Principal Investments. To the extent permitted by applicable law, there may be situations in which the fund’s interests may conflict with the interests of one or more general accounts of Morgan Stanley and its affiliates or accounts managed by Morgan Stanley or their affiliates. This may occur because these accounts hold public and private debt and equity securities of many issuers which may be or become portfolio companies, or from whom portfolio companies may be acquired.
Investments in Portfolio Investments of Other Funds. To the extent permitted by applicable law, when the fund invests in certain companies or other entities, other funds affiliated with MSIM or its affiliates may have made or may be making an investment in such companies or other entities. Other funds that have been or may be managed by MSIM may invest in the companies or other entities in which the fund has made an investment. Under such circumstances, the fund and such other funds may have conflicts of interest (e.g., over the terms, exit strategies and related matters, including the exercise of remedies of their respective investments). If the interests held by the fund are different from (or take priority over) those held by such other funds, MSIM may be required to make a selection at the time of conflicts between the interests held by such other funds and the interests held by the fund.
Transactions with Affiliates. MSIM might purchase securities from underwriters or placement agents in which an affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. MSIM will not purchase securities on behalf of the fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by MSIM on behalf of the fund from an affiliate acting as a placement agent must meet the requirements of applicable law. Furthermore, Morgan Stanley may face conflicts of interest when the fund uses service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.
General Process with Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between MSIM, related persons of MSIM and/or their clients. The Advisers Act, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, MSIM has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. MSIM seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.
Compensation
Portfolio Manager Compensation Structure
Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Investment Management employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.
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Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.
Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.
Incentive compensation may include:
•
Cash Bonus.
•
Deferred Compensation:
•
A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.
•
IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Advisor’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by Investment Management. Portfolio managers are required to notionally invest a minimum of 25% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.
•
Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Company, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the Firm’s consolidated financial results, constitutes a violation of the Firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.
Investment Management compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:
•
Revenue and profitability of the business and/or each fund/accounts managed by the portfolio manager
•
Revenue and profitability of the Firm
•
Return on equity and risk factors of both the business units and Morgan Stanley
•
Assets managed by the portfolio manager
•
External market conditions
•
New business development and business sustainability
•
Contribution to client objectives
•
Individual contribution and performance
Further, the Firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.
Other Accounts Managed by the Portfolio Managers
Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser and/or Sub- Advisers may receive fees from certain accounts that are higher than the fee it receives from the fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the fund. In addition, a conflict of interest could exist to the extent the Adviser and/or Sub-Advisers have proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s and/or Sub-Advisers’ employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser and/or Sub-Advisers manage accounts that engage in short sales of securities of the type in which the fund invests, the Adviser and/or Sub-Advisers could be seen as harming the performance of the fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser and/or Sub-Advisers have adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest.
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Compensation
Portfolio Manager Compensation Structure
Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Investment Management employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.
Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.
Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.
Incentive compensation may include:
• Cash Bonus.
• Deferred Compensation:
• A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.
• IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Advisor’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by Investment Management. Portfolio managers are required to notionally invest a minimum of 25% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.
• Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Company, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the Firm’s consolidated financial results, constitutes a violation of the Firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.
Investment Management compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:
• Revenue and profitability of the business and/or each fund/accounts managed by the portfolio manager
• Revenue and profitability of the Firm
• Return on equity and risk factors of both the business units and Morgan Stanley
• Assets managed by the portfolio manager
• External market conditions
• New business development and business sustainability
• Contribution to client objectives
• Individual contribution and performance
Further, the Firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.
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Other Accounts Managed by the Portfolio Managers
Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser and/or Sub- Advisers may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser and/or Sub-Advisers have proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s and/or Sub-Advisers’ employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser and/or Sub-Advisers manage accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser and/or Sub-Advisers could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser and/or Sub-Advisers have adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s).
B-14

Peregrine Capital Management, LLC (“Peregrine”)
Transamerica Small Cap Value
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Jason R. Ballsrud, CFA	1	$472.6 million	1	$3.1 million	3	$222.3 million
Tasso H. Coin, Jr., CFA	1	$472.6 million	1	$3.1 million	3	$222.3 million
Douglas G. Pugh, CFA	1	$472.6 million	1	$3.1 million	3	$222.3 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jason R. Ballsrud, CFA	0	$0	0	$0	1	$293.2 million
Tasso H. Coin, Jr., CFA	0	$0	0	$0	1	$293.2 million
Douglas G. Pugh, CFA	0	$0	0	$0	1	$293.2 million
Conflict of Interest
Peregrine seeks to minimize conflicts of interest by treating all clients fairly within each investment style. We do not foresee any material conflicts of interest in connection with the management of the Funds’ investments and other clients. All portfolios with comparable objectives and constraints are team managed. Peregrine Small Cap Value trades are allocated on a pro-rata basis across all client accounts. Peregrine does not have affiliates. Employees must pre-clear personal security transactions and disclose outside business activities.
Compensation
The compensation plan for our investment professionals has been structured to allow each member to participate fully in the success of their investment style. Peregrine’s portfolio managers are compensated with a competitive base salary plus incentives that are tied to investment performance, new client additions and client retention. Compensation is intentionally aligned with the interest of our clients. Finally, a portion of incentive compensation is tied to one, three and five-year investment performance relative to standard industry indices.
There is no compensation tied to individual portfolio manager performance. This deliberate decision was driven by our belief that all decisions are made as a team, and therefore, there is shared responsibility for all outcomes.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s), except as follows:
Portfolio Manager	Range of Securities Owned	Fund
Jason R. Ballsrud, CFA	$500,000 - $1,000,000	Transamerica Small Cap Value
Douglas G. Pugh, CFA	$500,000 - $1,000,000	Transamerica Small Cap Value
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PineBridge Investments LLC (“PineBridge”)
Transamerica Inflation-Protected Securities
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Robert A. Vanden Assem, CFA	9	$3.07 billion	14	$3.08 billion	15	$4.96 billion
Roberto Coronado	6	$3.22 billion	5	$1.01 billion	3	$3.03 billion
Gunter H. Seeger	4	$1.96 billion	0	$0	0	$0
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Robert A. Vanden Assem, CFA	0	$0	0	$0	3	$849 million
Roberto Coronado	0	$0	0	$0	0	$0
Gunter H. Seeger	0	$0	0	$0	0	$0
Transamerica Large Core
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Sheedsa Ali, CFA	3	$2.09 billion	3	$260 million	10	$1.30 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Sheedsa Ali, CFA	0	$0	0	$0	0	$0
Transamerica Large Value Opportunities
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Sheedsa Ali, CFA	3	$2.09 billion	3	$260 million	10	$1.30 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Sheedsa Ali, CFA	0	$0	0	$0	0	$0
Conflict of Interest
PineBridge recognizes that it may be subject to a conflict of interest with respect to allocations of investment opportunities and transactions among its clients. To mitigate these conflicts, PineBridge’s policies and procedures seek to provide that investment decisions are made in accordance with the fiduciary duties owed to such accounts and without consideration of PineBridge’s economic, investment or other financial interests. Personal securities transactions by an employee may raise a potential conflict of interest when an employee trades in a security that is considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client, in that the employee may be able to personally benefit from prior knowledge of transactions for a client by trading in a personal account. PineBridge has policies to address potential conflicts of interest when its employees buy or sell securities also bought or sold for clients. Under certain circumstances, conflicts may arise in cases where different clients of PineBridge invest in different parts of a single issuer’s capital structure, including circumstances in which one or more PineBridge clients may own private securities or obligations of an issuer and other PineBridge clients may own public securities of the same issuer. Such conflicts of interest will be discussed and resolved on a case-by-case basis and will take into consideration the interest of the relevant clients, the circumstances giving rise to the conflict, and applicable regulations. For a more detailed discussion of conflicts of interest, please refer to PineBridge Investments LLC’s Form ADV Part 2.
Compensation
Provided below is an overview of our compensation program for all PineBridge professionals. Besides a base salary, which is consistent with regional market levels for the retention of superior staff, professionals’ incentives are as follows:
Bonus Criteria for Professionals
Bonus compensation for professionals is based on a discretionary plan combined with the overall performance of the Firm. PineBridge’s compensation structure does not provide any incentive for personnel to take undue risk.
We have provided an overview of our compensation program for all PineBridge professionals below:
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Portfolio managers, analysts, and traders are evaluated on the pre-tax performance of the securities and portfolios they manage and/or trade compared to relevant index and peer group benchmarks. While performance is reported quarterly, a full-year performance review is completed as part of the annual bonus process. Research analysts are evaluated based on the value that their recommendations contribute to the performance of the portfolio on both an annual and multi-year basis.
Additional criteria used to evaluate professionals include:
•
quality of work
•
job knowledge
•
entrepreneurship
•
initiative
•
problem solving/creativity
•
decision making
•
accountability for results
•
judgment
•
adaptability
•
planning and organizing
•
communication
•
interpersonal skills
Additional criteria for managers include:
•
staff management
•
staff development
•
business management
Employee equity grants are merit-based. Seniority, tenure and performance are among the factors take into consideration. The Firm has the right to repurchase the vested equity of terminated employees. Employees cannot sell their equity; however, upon retirement, employees have the right to sell their equity to the firm.
There is no relationship between the portfolio manager’s earnings and growth in AUM.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s).
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Ranger Investment Management, L.P. (“Ranger”)
Transamerica Small Cap Growth
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
W. Conrad Doenges	5	$322.7 million	4	$125.1	23	$1.1 billion
Andrew Hill	5	$322.7 million	4	$125.1	23	$1.1 billion
Joseph LaBate	5	$322.7 million	4	$125.1	23	$1.1 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
W. Conrad Doenges	0	$0	1	$58.8 million	0	$0
Andrew Hill	0	$0	1	$58.8 million	0	$0
Joseph LaBate	0	$0	1	$58.8 million	0	$0
Conflicts of Interest
Ranger recognizes that there are conflicts of interests which are common to the investment industry and/or specific to Ranger, and implements policies and procedures which seek to mitigate such conflicts.
As a fiduciary, Ranger has an affirmative duty to act in the best interests of its clients and to make full and fair disclosure of material facts, particularly where Ranger’s interests may conflict with those of its clients. Ranger’s compliance program requires each employee to act with integrity, competence, diligence, respect, and in an ethical manner when dealing with current and prospective clients, other employees and colleagues in the investment profession, and other participants in the global capital markets. Ranger expects employees to place the interests of clients above their own personal interest and to avoid any actual or potential conflicts of interest.
Multiple Clients
Ranger manages client accounts other than Transamerica Small Cap Growth. An inherent conflict to an advisor managing more than one client account is the potential for one client to receive less time, attention or investment opportunity than another client with either more assets under management or a more lucrative fee structure. Ranger’s compliance program addresses this potential conflict by requiring that orders for securities are aggregated and allocated on a pro rata basis in accordance with each account’s investment guidelines as determined exclusively by Ranger’s portfolio manager or his designee. Differences in allocation proportions may occur due to tax considerations, avoidance of odd lots or de minimis numbers of shares, and investment strategies of the accounts. In order to verify compliance with these policies and procedures, Ranger conducts regular reviews of the order allocation process.
As a general matter, Ranger believes that aggregation and pro rata allocation of orders for multiple client accounts is consistent with its duty to seek best execution for its clients. However, in any case in which Ranger believes that aggregation and pro rata allocation of a client order is not consistent with its duty to seek best execution, it will not affect the transaction on an aggregated basis.
Personal Trading
Potential conflicts of interest may exist with respect to the personal trading activities of an advisor’s employees in relation to trading on behalf of such advisor’s clients. An employee trading securities in his or her account prior to trading the same security on behalf of clients (commonly known as “front-running”) is an example of such a conflict. To mitigate this conflict, Ranger requires employees to adhere to certain personal trading procedures overseen by the compliance team. For example, employees are required to receive pre-clearance from a member of Ranger’s compliance team prior to engaging in securities transactions in their personal accounts or securities transactions in personal accounts may, in the alternative, be prohibited by the Firm. Employees may purchase or sell a security once such employee has complied with the preclearance and other personal security transaction policies set forth in Ranger’s compliance program, which oversees the prohibition against front running client accounts and/or acting upon inside information. This process, verification of adherence and record keeping is partially facilitated through the use of specific compliance software as well as regular monitoring and risk-based testing procedures conducted by the compliance team.
Soft Dollars
Ranger seeks to employ a soft dollar policy that falls within the safe harbor established by Section 28(e) of the Securities Exchange Act of 1934. Ranger’s use of soft dollar credits to pay for research and brokerage products or services might otherwise be borne by Ranger. Accordingly, there is a potential conflict of interest between a client’s interests in obtaining best execution and Ranger’s receipt of and payment for research through brokerage allocations as described above. To the extent Ranger obtains brokerage and research services that it otherwise would acquire at its own expense, Ranger may have incentive to place a greater volume of transactions or pay higher commissions than would otherwise be the case.
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Research services, as that term is used in Section 28(e)(3), may include both services generated internally by a broker’s own research staff and services obtained by the broker from a third-party research firm. The research services obtained may include a broad variety of financial and related information and services, including written or oral research and information relating to the economy, industries or industry segments, a specific company or group of companies, software or written financial data, electronic or other quotations or market information systems, financial or economic programs or seminars, or other similar services or information Ranger believes enhances its advisory functions and services. The soft dollar research Ranger obtains normally benefits many accounts rather than just the one(s) for which the order is being executed, and Ranger may not use all research in connection with the account(s) which paid commissions to the broker providing the research.
Generally, Ranger will attempt to place portfolio transactions with broker dealers who, in its opinion, provide the best combination of price and execution (including brokerage commissions). However, Ranger may pay a broker dealer a commission for effecting a transaction in excess of commission charged by another broker or dealer as long as Ranger makes a good faith determination that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer.
To mitigate potential conflict of interest posed by soft dollar usage, Ranger implements compliance procedures to actively monitor soft dollar usage in context to its best execution policy. In addition, Ranger maintains an internal allocation procedure to identify those brokers who provided it with research and execution services that Ranger considers useful to its investment decision-making process.
Compensation
Ranger’s portfolio managers are equity principals of the Firm and are entitled to participate in the profitability of the Firm. The portfolio managers are generally also entitled to a salary and a variable annual bonus.
Bonuses are a function of Ranger’s revenues, asset growth, how well the overall portfolio has performed, a portfolio manager’s contribution to the client service function, input to the investment process, willingness to work in a team environment, and such portfolio manager’s individual performance in comparison to comparable sectors of the Russell 2000 Growth Index.
Portfolio managers are also compensated indirectly through benefit programs such as 401(k) matching and fully paid healthcare packages.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s).
B-19

TDAM USA Inc. (“TDAM USA”)
Transamerica International Growth
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Michael E. Brown, CFA*	0	$0	2	$483.5 million	0	$0
Alfred Li, CFA	0	$0	2	$242 million	0	$0
Jeff Tiefenbach, CFA	0	$0	5	$663 million	11	$5.6 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Michael E. Brown, CFA*	0	$0	0	$0	0	$0
Alfred Li, CFA	0	$0	0	$0	0	$0
Jeff Tiefenbach, CFA	0	$0	0	$0	0	$0
* As of August 1, 2021
Conflict of Interest
TDAM USA is a wholly-owned subsidiary of TD Bank US Holding Company, which is wholly owned by The Toronto-Dominion Bank.
Affiliates
Broker-Dealers
TD Securities Inc. (“TD Securities”), is a Canadian “investment dealer” registered in all provinces and territories of Canada and, as a wholly-owned subsidiary of The Toronto-Dominion Bank, a related person of TDAM USA.
TD Securities (USA) LLC (“TDSI USA”), a broker-dealer registered with the SEC and a member of the Financial Industry Regulatory Authority (“FINRA”), is a wholly-owned subsidiary of The Toronto-Dominion Bank.
TD Private Client Wealth LLC (“TDPCW”), an affiliate dually registered with the SEC as a broker-dealer and investment adviser, and a member of FINRA, is a wholly-owned subsidiary of TD Bank, N.A., which itself is a wholly-owned subsidiary of The Toronto-Dominion Bank.
TD Waterhouse Canada Inc. (“TDWaterhouse”) is registered in all Canadian provinces and territories as a broker-dealer and is a member of the Investment Industry Regulatory Organization of Canada.
Investment Advisers
TD Asset Management Inc. is a wholly-owned subsidiary of The Toronto- Dominion Bank. TDAM is registered as a “portfolio manager” in all Canadian provinces and territories and may also act as an exempt market dealer of securities.
TDPCW, described above, offers investment advisory services through several wrap programs.
Epoch Investment Partners, Inc., a wholly-owned subsidiary of TD Bank U.S. Holding Company (which is ultimately a wholly-owned subsidiary of The Toronto-Dominion Bank), is registered with the SEC as an investment adviser.
TD Waterhouse Private Investment Counsel Inc. (“TDW PIC”) is registered in all Canadian provinces and territories as a portfolio manager. It may also act as an exempt market dealer of securities.
TD Bank, N.A., is a U.S. national bank subject to regulation by the Office of the Comptroller of the Currency (“OCC”) and, as an indirect wholly-owned subsidiary of The Toronto-Dominion Bank, a related person.
The Toronto-Dominion Bank, ultimate parent company, is a Canadian chartered bank regulated by the Canadian Office of the Superintendent of Financial Institutions.
Related and Connected Issuers
Related Issuers: An issuer of securities is “related” to us if, through ownership, or direction and control over voting securities, we exercise a controlling influence over that issuer or that issuer exercises a controlling influence over us or the same third party exercises a controlling influence over both us and the issuer.
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Connected Issuers: An issuer is “connected” to us if, due to indebtedness or other relationships, a reasonable prospective purchaser might question if that issuer and we are independent of each other.
In carrying on business as an adviser or exempt market dealer, we may, with respect to securities of related issuers, and in the course of a distribution of securities of connected issuers:
(a) exercise discretionary authority to buy or sell these securities for your accounts;
(b) make recommendations regarding these securities to you; and/or
(c) sell units of pooled funds, or other similar collective investment vehicles, established, managed and distributed by us or by our affiliates, to clients.
We will carry out these services in the ordinary course of our business in accordance with our usual practices and procedures and in accordance with all applicable disclosure and other regulatory requirements. It is our policy to comply fully with all applicable securities laws and to make all required disclosures.
Connected Issuers
TDAM USA (and/or its directors, officers and other employees) may, from time to time, advise our clients with respect to the purchase or sale of, or provide advice about, securities issued by related and/or connected issuers to TDAM USA. TDAM USA will only engage in such activities if it is confident that they are in the best interests of its clients and are in compliance with all requirements imposed by applicable securities law and, where applicable, the particular client’s investment policy. The company does not solicit or deal with clients of TDAM USA nor do they directly compete with TDAM USA.
TDAM USA’s employees
i) Outside business activities
TDAM USA’s first obligation is to fulfill our fiduciary duty to our clients. In so doing, employees must not engage in activities, within or outside of the scope of their employment with TDAM USA, that conflict or can be perceived as conflicting with this duty. As stated in the TD Code of Conduct and Ethics, we may not enter into any employment, directorship, office, trade, volunteer activity or business outside of TD or invest in a company (other than an interest of less than 10% of a publicly traded corporation) without first reviewing the guidelines for outside business activities, our terms of employment and applicable laws and regulations that apply to us by virtue of our role and obtaining consent from TD where required. The Chief Executive Officer, Group Heads and any other members of the senior executive team must also obtain the consent of the Corporate Governance Committee of the Board, with some exceptions. As a general principle, outside business activities should not interfere with the performance of our duties at TD or our ability to exercise judgment in TD’s best interests.
ii) Personal trading
Employee trading is governed by TDAM’s Personal Trading Policy, a copy of which is available upon request. The key provisions of this policy with respect to personal trading are summarized as follows:
•
Prohibition on trading within a five calendar-day blackout period before and after the date on which a transaction in the same security is
•
effected for a TDAM USA client.
•
Pre-clearance of all trading by the employee or family members or trading in accounts controlled by the employee, through a designate of the Chief Compliance Officer. Restrictions on investing in initial public offerings and private placements.
•
Prohibitions on short selling.
•
Prohibition on trading securities on a “Restricted List” of securities being traded or under consideration for trading by TDAM USA.
•
Minimum 60-day holding period.
•
Full disclosure of all securities trades and securities holdings.
•
Annual holdings report and attestations.
•
Employees are required to direct their brokers to provide personal account statements directly to TDAM Compliance.
iii) Insider trading
No TDAM USA employee, officer nor director may trade in a security, either personally or on behalf of TDAM USA clients, while in possession of material, non-public information regarding that security, nor may any employee, officer or director communicate material,
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non-public information to others in violation of the law. This conduct is commonly referred to as “insider trading.” Penalties for trading on or communicating material, non-public information are severe, both for individuals and their employers. An individual can be subject to penalties such as civil injunctions, damages, disgorgement of profits, jail sentences and fines, even if he/she did not personally benefit from the violation.
TDAM USA has established procedures to aid its employees, officers and directors in avoiding insider trading and to aid in detection and prevention of insider trading and sanctions if procedures are not followed.
Compensation
In addition to base salary and year-end discretionary variable compensation, there are a number of additional benefits in place including:
(1) retirement savings programs that enable employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan;
(2) incentive programs in which employees may participate subject to certain eligibility requirements; and
(3) In addition, key investment professionals (Vice President & Directors and Managing Directors) also receive TD shares as part of the Restricted Share Units (RSU) Plan. The purpose of this Plan is to encourage employees to increase their interest in TD's long-term success by awarding them “Units,” which provide future compensation related to the price of the common shares of TD.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s).
B-22

Thompson, Siegel & Walmsley LLC (“TSW”)
Transamerica International Equity
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Brandon H. Harrell, CFA	5	$2.50 billion	6	$1.42 billion	13	$3.75 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Brandon H. Harrell, CFA	0	$0	0	$0	0	$0
Transamerica Mid Cap Value Opportunities
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
R. Michael Creager, CFA	3	$766.6 million	1	$73.1 million	19	$1.32 billion
Brett P. Hawkins, CFA	4	$798.4 million	3	$140.3 million	35	$2.21 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
R. Michael Creager, CFA	0	$0	0	$0	0	$0
Brett P. Hawkins, CFA	0	$0	0	$0	1	$11 million
Conflict of Interest
TSW seeks to minimize actual or potential conflicts of interest that may arise from its management of the fund and management of non-fund accounts. TSW has designed and implemented policies and procedures to address (although may not eliminate) potential conflicts of interest, including, among others, performance based fees; hedge funds; aggregation, allocation, and best execution or orders; TSW’s Code of Ethics which requires personnel to act solely in the best interest of their clients and imposes certain restrictions on the ability of Access Persons to engage in personal securities transactions for their own account(s), and procedures to ensure soft dollar arrangements meet the necessary requirements of Section 28(e) of the Securities Exchange Act of 1934. TSW seeks to treat all clients fairly and to put clients’ interests first.
Compensation
For each portfolio manager, TSW’s compensation structure includes the following components: base salary, annual incentive bonus, participation in an Employees’ Retirement Plan and the ability to participate in a voluntary income deferral plan.
•
Base Salary – Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending on the experience and responsibilities of the portfolio manager, as well as the strength or weakness of the employment market at the time the portfolio manager is hired or upon any renewal period.
•
Bonus – Each portfolio manager is eligible to receive an annual incentive bonus. Targeted bonus amounts vary among portfolio managers based on the experience level and responsibilities of the portfolio manager. Bonus amounts are discretionary tied to overall performance versus individual objectives. Performance versus peer groups and benchmarks are taken into consideration.
•
Defined Contribution Plan – At the discretion of TSW, a contribution may be made to the employer contribution account for eligible employees of the TSW Retirement Plan subject to IRS limitations.
•
Deferred Compensation Plan – Portfolio managers meeting certain requirements are also eligible to participate in a voluntary, nonqualified deferred compensation plan that allows participants to defer a portion of their income on a pre-tax basis and potentially earn tax deferred returns.
•
Equity Plan – Key employees may be awarded deferred TSW equity grants. In addition, key employees may purchase TSW equity directly.
Each portfolio manager is eligible to participate in benefit plans and programs available generally to all employees of TSW.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s), except as follows:
Portfolio Manager	Range of Securities Owned	Fund
Brandon H. Harrell, CFA	$500,001 - $1,000,000	Transamerica International Equity
Brett P. Hawkins, CFA	Over $1,000,000	Transamerica Mid Cap Value Opportunities
B-23

Transamerica Asset Management, Inc. (“TAM”)
Transamerica Asset Allocation Funds
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Christopher A. Staples, CFA	7	$691 million	10	$82 million	5	$9.5 million
Kane Cotton, CFA	7	$691 million	10	$82 million	5	$9.5 million
Rufat Garalov, CFA*	0	$0	0	$0	0	$0
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Christopher A. Staples, CFA	0	$0	0	$0	0	$0
Kane Cotton, CFA	0	$0	0	$0	0	$0
Rufat Garalov, CFA*	0	$0	0	$0	0	$0
* as of April 30, 2021
Compensation
The portfolio managers are compensated through a fixed salary and cash bonuses that are awarded for contributions to the firm. Generally, annually, the executive officers of TAM, in consultation with the other senior management, determine the bonus amounts for each portfolio manager. Bonuses may be a significant portion of a portfolio manager’s overall compensation. Bonuses are not guaranteed. Presently we have no deferred compensation arrangements.
Conflicts of Interest
It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the funds on the one hand and other accounts for which the portfolio managers are responsible on the other.
TAM has policies and procedures in place to mitigate potential conflicts of interest.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s).
B-24

Wellington Management Company LLP (“Wellington Management”)
Transamerica Emerging Markets Opportunities
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Mary L. Pryshlak, CFA	11	$7.42 billion	53	$18.72 billion	90	$32.94 billion
Jonathan G. White, CFA	11	$7.42 billion	53	$18.72 billion	92	$33.03 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Mary L. Pryshlak, CFA	2	$825.2 million	10	$6.11 billion	14	$5.93 billion
Jonathan G. White, CFA	2	$825.2 million	10	$6.11 billion	14	$5.93 billion
Transamerica Large Growth
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Mammen Chally, CFA	11	$19.08 billion	11	$1.74 billion	13	$1.53 billion
Douglas McLane, CFA	11	$19.08 billion	23	$2.07 billion	40	$1.69 billion
David Siegle, CFA	11	$19.08 billion	10	$1.73 billion	13	$1.53 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Mammen Chally, CFA	0	$0	1	$6.31 million	1	$316.9 million
Douglas McLane, CFA	0	$0	2	$193.9 million	1	$316.9 million
David Siegle, CFA	0	$0	0	$0	1	$316.9 million
Transamerica Mid Cap Growth
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Timothy N. Manning	3	$538.5 million	6	$214.03 million	6	$960.2 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Timothy N. Manning	1	$372.5 million	1	$10.4 million	0	$0
Conflict of Interest
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the fund (“Portfolio Managers”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the fund. The Portfolio Managers make investment decisions for each account, including the fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the fund.
The Portfolio Managers or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the fund, or make investment decisions that are similar to those made for the fund, both of which have the potential to adversely impact the fund depending on market conditions. For example, the Portfolio Managers may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Managers may purchase the same security for the fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the fund. Messrs. Chally, Manning, McLane, Siegle and White and Ms. Pryshlak also manage
B-25

accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Managers. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
Compensation
Wellington Management receives a fee based on the assets under management of each fund as set forth in the Investment Sub-advisory Agreement between Wellington Management and TAM on behalf of the fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the fund. The following information relates to the fiscal year ended October 31, 2020.Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the fund (the “Portfolio Managers”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for each other Portfolio Manager is determined by the Portfolio Manager’s experience and performance in his role as Portfolio Manager. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Portfolio Manager, with the exception of Mary Pryshlak and Jon White, is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Portfolio and generally each other account managed by such Portfolio Manager. Each Portfolio Manager’s incentive payment relating to the fund is linked to the gross pre-tax performance of the portion of the fund managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one, three and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year.
The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Chally, Manning and McLane and Ms. Pryshlak are Partners.
Fund	Benchmark Index and/or Peer Group for Incentive Period
Transamerica Large Growth Transamerica Mid Cap Growth	Russell 1000® Growth Index Russell Midcap® Growth Index
Transamerica Emerging Markets Opportunities	N/A
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s).
B-26

Appendix C – Securities Lending Activities
(for the fiscal year ended October 31, 2020)
Transamerica Balanced II
Gross income from securities lending activities (including income from cash collateral reinvestment)	$11,513.75
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$361.79
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$555.90
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$7,274.06
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$8,191.75
Net income from securities lending activities	$3,322.00

Transamerica Emerging Markets Opportunities
Gross income from securities lending activities (including income from cash collateral reinvestment)	$71,841.72
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$6,972.10
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,040.07
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$994.55
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$9,006.72
Net income from securities lending activities	$62,835.00

Transamerica High Quality Bond
Gross income from securities lending activities (including income from cash collateral reinvestment)	$7,788.15
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$260.84
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$481.70
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$4,701.61
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$5,444.15
Net income from securities lending activities	$2,344.00

Transamerica High Yield Bond
Gross income from securities lending activities (including income from cash collateral reinvestment)	$551,675.93
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$24,989.88
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$23,234.41
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$278,055.64
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$326,279.93
Net income from securities lending activities	$225,396.00
C-1

Transamerica High Yield ESG
Gross income from securities lending activities (including income from cash collateral reinvestment)	$72.65
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$6.89
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$2.76
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$0.00
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$9.65
Net income from securities lending activities	$63.00

Transamerica Inflation-Protected Securities
Gross income from securities lending activities (including income from cash collateral reinvestment)	$10,184.62
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$682.13
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$338.99
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$3,014.50
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$4,035.62
Net income from securities lending activities	$6,149.00

Transamerica Intermediate Bond
Gross income from securities lending activities (including income from cash collateral reinvestment)	$269,611.76
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$14,450.61
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$15,348.90
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$109,738.25
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$139,537.76
Net income from securities lending activities	$130,074.00

Transamerica International Equity
Gross income from securities lending activities (including income from cash collateral reinvestment)	$685,820.43
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$48,373.92
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$13,686.17
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$188,438.34
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$250,498.43
Net income from securities lending activities	$435,322.00
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Transamerica International Growth
Gross income from securities lending activities (including income from cash collateral reinvestment)	$392,409.67
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$27,407.59
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$6,491.78
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$111,842.30
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$145,741.67
Net income from securities lending activities	$246,668.00

Transamerica Large Core
Gross income from securities lending activities (including income from cash collateral reinvestment)	$10,945.57
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$365.42
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$413.20
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$6,855.95
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$7,634.57
Net income from securities lending activities	$3,311.00

Transamerica Large Growth
Gross income from securities lending activities (including income from cash collateral reinvestment)	$482,246.77
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$14,227.81
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$13,089.38
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$326,786.58
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$354,103.77
Net income from securities lending activities	$128,143.00

Transamerica Large Value Opportunities
Gross income from securities lending activities (including income from cash collateral reinvestment)	$30,858.60
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$1,123.93
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,089.88
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$18,513.79
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$20,727.60
Net income from securities lending activities	$10,131.00
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Transamerica Mid Cap Growth
Gross income from securities lending activities (including income from cash collateral reinvestment)	$93,933.26
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$1,685.40
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$2,301.76
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$74,754.10
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$78,741.26
Net income from securities lending activities	$15,192.00

Transamerica Mid Cap Value Opportunities
Gross income from securities lending activities (including income from cash collateral reinvestment)	$27,067.92
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$2,200.06
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$455.27
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$4,586.59
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$7,241.92
Net income from securities lending activities	$19,826.00

Transamerica Small Cap Growth
Gross income from securities lending activities (including income from cash collateral reinvestment)	$82,275.12
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$2,706.90
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$2,542.93
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$52,415.29
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$57,665.12
Net income from securities lending activities	$24,610.00

Transamerica Small Cap Value
Gross income from securities lending activities (including income from cash collateral reinvestment)	$155,572.10
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$12,205.33
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,581.63
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$31,277.14
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$45,064.10
Net income from securities lending activities	$110,508.00
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Transamerica Sustainable Bond
Gross income from securities lending activities (including income from cash collateral reinvestment)	$309.67
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$12.43
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$64.69
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$114.55
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$191.67
Net income from securities lending activities	$118.00
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Transamerica Funds
Statement of Additional Information
May 1, 2021, as amended and restated on September 24, 2021
Fund	Class R Ticker	Class R4 Ticker
Transamerica Stock Index	TSTRX	TSTFX
The fund listed above is a series of Transamerica Funds.
This Statement of Additional Information (“SAI”) is not a prospectus, and should be read in conjunction with the fund’s prospectus dated May 1, 2021, as it may be supplemented or revised from time to time.
This SAI is incorporated by reference in its entirety into the prospectus. The prospectus and this SAI may be obtained free of charge by writing or calling the fund at the below address or toll-free telephone number. This SAI sets forth information that may be of interest to shareholders, but that is not necessarily included in the prospectus. Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders, which may be obtained free of charge by writing or calling the fund at the below address or telephone number.
The Annual Report contains financial statements that are incorporated herein by reference.

Investment Manager: Transamerica Asset Management, Inc.
1801 California Street, Suite 5200
Denver, CO 80202
Customer Service (888) 233-4339 (toll free)

Investment Objectives, Policies, Practices and Associated Risk Factors
The investment objective of the fund and the strategies the fund employs to achieve its objective are described in the fund’s prospectus. There can be no assurance that the fund will achieve its objective.
As indicated in the prospectus in the sections entitled “More on the Fund’s Strategies and Investments” and “Features and Policies - Additional Information,” the fund’s investment objective and, unless otherwise noted in the prospectus or in this SAI, its investment policies and techniques may be changed by the fund’s Board of Trustees (the “Board”) without approval of shareholders. A change in the investment objective or policies of the fund may result in the fund having an investment objective or policies different from those which a shareholder deemed appropriate at the time of investment.
Investment Policies
Fundamental Investment Policies
Fundamental investment policies of the fund may not be changed without the vote of a majority of the outstanding voting securities of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting securities of the fund present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the fund.
The fund has adopted the following fundamental policies:
1. Borrowing
The fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.
2. Underwriting Securities
The fund may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.
3. Making Loans
The fund may make loans only as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
4. Senior Securities
The fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.
5. Real Estate
The fund may not purchase or sell real estate except as permitted by the 1940 Act.
6. Commodities
The fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted from time to time under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.
7. Concentration of Investments
The fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry, as the relevant terms are used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.
Solely for purposes of the above fundamental investment policies, the “1940 Act” shall mean the Investment Company Act of 1940 and the rules and regulations thereunder, all as amended from time to time, or other successor law governing the regulation of investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (the “SEC”), SEC staff or other authority, or exemptive or other relief or permission from the SEC, SEC staff or other authority.
Additional Information about Fundamental Investment Policies
The following provides additional information about the fund’s fundamental investment policies. This information does not form part of the fund’s fundamental investment policies.
With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes (the fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.
With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting
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commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.
With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets. The fund will be permitted by this policy to make loans of money, including to other funds, portfolio securities or other assets. The fund has obtained exemptive relief from the SEC to make short term loans to other Transamerica funds through a credit facility in order to satisfy redemption requests or to cover unanticipated cash shortfalls; as discussed below under “Additional Information - Interfund Lending”. The conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending, however no lending activity is without risk.
With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging.
With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in real estate are considered illiquid, rules under the 1940 Act generally limit a fund’s purchases of illiquid investments to 15% of net assets. The policy in (5) above will be interpreted not to prevent the fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, mortgage-backed securities (“MBS”) instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. In addition, owners of real estate may be subject to various liabilities, including environmental liabilities.
With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, rules under the 1940 Act generally limit a fund’s purchases of illiquid investments to 15% of net assets.
With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions (excluding private activity municipal securities backed principally by non-governmental issuers); and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers based solely on their domicile in a single jurisdiction or country as an issuer’s domicile will not be considered an industry for purposes of the policy. A type of investment (e.g., equity securities, fixed income securities, investment companies, etc.) will not be considered to be an industry under the policy. The policy also will be interpreted to give broad authority to the fund as to how to reasonably classify issuers within or among industries. For purposes of determining compliance with its concentration policy, the fund will consider the holdings of any underlying Transamerica-sponsored mutual funds and exchange-traded funds in which the fund invests. The fund intends to comply with the SEC staff’s view that securities issued by a foreign government constitute a single industry for purposes of calculating applicable limits on concentration.
The fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC, its staff and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the practice will be considered to be permitted if either the 1940 Act permits the practice or the 1940 Act does not prohibit the practice.
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Except for the fundamental policy on borrowing set forth in (1) above, if any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of such restriction.
The investment practices described above involve risks. Please see the fund’s prospectus and this SAI for a description of certain of these risks.
Non-Fundamental Policies
The fund has adopted the following non-fundamental policies, which may be changed by the Board of the Trust without shareholder approval.
1. Illiquid investments
The fund may not purchase any investment if, as a result, more than 15% of its net assets would be invested in illiquid investments.
2. Purchasing securities on margin
The fund may not purchase securities on margin except to obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts and other derivative instruments shall not constitute purchasing securities on margin.
S&P 500 Index Master Portfolio
Fundamental Policies
As a matter of fundamental policy, the S&P 500 Index Master Portfolio may not:
(1)
Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the portfolio’s investments in that industry would equal or exceed 25% of the current value of the portfolio’s total assets, provided that this restriction does not limit the portfolio’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. government securities, and provided further that the portfolio reserves the right to concentrate in any industry in which the index that the portfolio tracks becomes concentrated to approximately the same degree during the same period.
(2)
Purchase the securities of any single issuer if, as a result, with respect to 75% of the portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the portfolio’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the portfolio’s cash or cash items, investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies.
(3)
Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.
(4)
Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.
(5)
Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the portfolio’s investment program may be deemed to be an underwriting; and provided further, that the purchase by the portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the portfolio shall not constitute an underwriting for purposes of this paragraph.
(6)
Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).
(7)
Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.
(8)
Purchase securities on margin (except for short-term credit necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities.
Non-Fundamental Policies
The S&P 500 Index Master Portfolio is subject to the following investment restrictions, all of which are non-fundamental:
(1)
The portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that the
4

portfolio, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the portfolio.
(2)
The portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.
(3)
The portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the portfolio’s total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily.
(4)
The portfolio may not purchase interests, leases, or limited partnerships interests in oil, gas, or other mineral exploration or development programs.
(5)
The Fund may not write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Fund may enter into futures and options contracts in accordance with its investment policies.
(6)
The portfolio will provide interest holders with at least 60 days’ notice of any change to the portfolio’s non-fundamental policy to invest at least 90% of the value of the portfolio’s net assets plus the amount of any borrowing for investment purposes, in securities comprising the index that the portfolio tracks. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.
The non-fundamental policies (1) through (6) may be changed by the Board of Trustees of the Master Investment Portfolio at any time without shareholder approval.
Additional Information Regarding Investment Practices
The fund’s principal investment strategies are set forth in its prospectus. This section further explains policies and strategies utilized by the fund. Please refer to the fund’s prospectus and investment restrictions for the policies and strategies pertinent to the fund.
Unless otherwise indicated, all limitations applicable to fund investments (as stated in the prospectus and elsewhere in this SAI) apply only at the time a transaction is entered into. If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation. There is no limit on the ability of the fund to make any type of investment or to invest in any type of security, except as expressly stated in the prospectus or in this SAI or as imposed by law.
While the fund is not prohibited from investing in the various types of securities described below or utilizing the investment techniques described below, it will invest primarily in the stocks that make up the Standard & Poor’s 500 Stock Index (the “S&P 500 Index”), money market and other short-term instruments and S&P 500 Index futures.
Recent Market Events
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a fund’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including a fund’s securities.
The COVID-19 pandemic has caused substantial market disruption and dislocation around the world, including in the United States. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may
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continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the United States. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of a fund’s investments, impair a fund’s ability to satisfy redemption requests, and negatively impact a fund’s performance.
Europe: A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. On January 31, 2020, the United Kingdom withdrew from the European Union, commonly referred to as “Brexit.” Following a transition period, the United Kingdom’s post-Brexit trade agreement with the European Union passed into law in December 2020 and went into effect on January 1, 2021. There is significant market uncertainty regarding Brexit’s ramifications. The range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known but could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. The United Kingdom has one of the largest economies in Europe and is a major trading partner with the other European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, as well as a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European economies but also the broader global economy could be significant. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. The Ukraine has experienced ongoing military conflict; this conflict may expand and military conflicts could potentially occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund’s investments.
Repurchase Agreements
In a repurchase agreement, a fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon incremental amount which typically is unrelated to the coupon rate or maturity of the purchased security and represents compensation to the seller for use of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed-upon resale price and marked-to-market daily) of the underlying security or collateral. All repurchase agreements entered into by a fund are fully collateralized at all times during the period of the agreement.
Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. Repurchase agreements involve risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.
A fund may, together with other registered investment companies managed by the fund’s investment manager, investment adviser or sub-adviser, as applicable, or their affiliates, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements, including tri-party subcustody repurchase arrangements.
U.S. Government Securities
U.S. Government obligations generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. Examples of the types of U.S. government securities that a fund may hold include the Federal Housing Administration, Small Business Administration, General Services Administration, Federal Farm Credit Banks, Federal Intermediate Credit Banks, and Maritime Administration. U.S. government securities may be supported by the full faith
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and credit of the U.S. government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. government to purchase the agency’s obligations (such as securities of Fannie Mae); or only by the credit of the issuing agency.
Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Administration; and Fannie Mae.
Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the U.S., a fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.
On August 5, 2011, S&P lowered the long-term sovereign credit rating assigned to the U.S. to AA+ with a negative outlook. On June 10, 2013, S&P revised the negative outlook to a stable outlook. The long-term impact of the downgrade or the impact of any potential future downgrades are unknown and could negatively impact the fund.
Equity Securities and Related Investments
Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by a fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by a fund.
Holders of equity securities are not creditors of the issuer. As such, if an issuer liquidates, holders of equity securities are entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.
There may be little trading in the secondary market for particular equity securities, which may adversely affect a fund’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.
Common Stocks: Common stocks are the most prevalent type of equity security. Common stockholders receive the residual value of the issuer’s earnings and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.
Preferred Stocks: A fund may purchase preferred stock. Preferred stock pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer’s assets but is junior to the debt securities of the issuer in those same respects. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.
The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.
Investments in Initial Public Offerings: A fund may invest in initial public offerings of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of a fund’s investment performance. A fund cannot assure that investments in initial public offerings will continue to be available to the fund or, if available, will result in positive investment performance. In addition, as a fund’s portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the fund is likely to decrease.
Warrants and Rights
A fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a given number of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. The purchaser of a warrant expects the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. Of course, because the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and are offered during a set subscription period.
Warrants and rights are subject to the same market risks as common stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.
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Derivatives
The following investments are subject to limitations as set forth in the fund’s investment restrictions and policies.
A fund may utilize options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps (including total return swaps, some of which may be known as contracts for difference), swaps on futures contracts, caps, floors, collars, indexed securities, various mortgage-related obligations, structured or synthetic financial instruments and other derivative instruments (collectively, “Financial Instruments”). A fund may use Financial Instruments for any purpose, including as a substitute for other investments, to attempt to enhance its portfolio’s return or yield and to alter the investment characteristics of its portfolio (including to attempt to mitigate risk of loss in some fashion, or “hedge”). A fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful.
The U.S. government and certain foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. In 2020, the SEC adopted new Rule 18f-4 under the 1940 Act, which provides a comprehensive regulatory framework for the use of derivatives by registered investment companies, such as a fund, and sets limits on a fund’s investments in derivatives. Generally, the requirements of Rule 18f-4 will not apply to a fund if it qualifies as a “limited derivatives user,” as defined in the rule. Compliance with the rule is not required until Summer 2022, but the rule may impact a fund’s use of derivatives before that date. There may be additional regulation of the use of derivatives by registered investment companies, such as the fund, which could significantly affect their use. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
The use of Financial Instruments may be limited by applicable law and any applicable regulations of the SEC, the Commodity Futures Trading Commission (the “CFTC”), or the exchanges on which some Financial Instruments may be traded. (Note, however, that some Financial Instruments that a fund may use may not be listed on any exchange and may not be regulated by the SEC or the CFTC.) In addition, a fund’s ability to use Financial Instruments may be limited by tax considerations.
In addition to the instruments and strategies discussed in this section, a sub-adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These opportunities may become available as a sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. A sub-adviser may utilize these opportunities and techniques to the extent that they are consistent with a fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.
This discussion is not intended to limit a fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by a fund as broadly as possible. Statements concerning what a fund may do are not intended to limit any other activity. Also, as with any investment or investment technique, even when the prospectus or this discussion indicates that a fund may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.
The use of Financial Instruments involves special considerations and risks, certain of which are summarized below, and may result in losses to a fund. In general, the use of Financial Instruments may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to a fund. As noted above, there can be no assurance that any derivatives strategy will succeed.
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Financial Instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a fund’s interest. Many Financial Instruments are complex, and successful use of them depends in part upon the investment adviser’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate, currency or other instrument or measure. Even if an investment adviser’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial Instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.
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A fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against a fund’s position, the fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to a fund. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If a fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the fund will continue to be subject to investment risk on the assets. In addition, a fund may not be able to recover the full amount of its margin from an intermediary if that intermediary were to experience financial difficulty. Segregation, cover, margin and collateral requirements may impair a fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.
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A fund’s ability to close out or unwind a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or a fund is not successful in its negotiations, a fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. A fund may be required to make delivery of portfolio securities or other assets underlying a Financial Instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, a fund continues to be subject to investment risk on the Financial Instrument. A fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument.
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Certain Financial Instruments transactions may have a leveraging effect on a fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When a fund engages in transactions that have a leveraging effect, the value of the fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than a fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.
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Many Financial Instruments may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value to a fund.
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Liquidity risk exists when a particular Financial Instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain Financial Instruments, including certain over-the-counter (or “OTC”) options and swaps, may be considered illiquid and therefore subject to a fund’s limitation on illiquid investments.
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In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in a fund incurring substantial losses and/or not achieving anticipated gains. Even if the strategy works as intended, a fund might have been in a better position had it not attempted to hedge at all.
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Financial Instruments used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio holdings or declines in the cost of securities or other assets to be acquired. In the event that a fund uses a Financial Instrument as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the transaction itself.
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Certain Financial Instruments involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.
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Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For Financial Instruments not guaranteed by an exchange or clearinghouse, a fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs or disagreements as to the meaning of contractual terms and litigation, in enforcing those remedies.
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Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties and/or through financial institutions acting as market makers (“OTC derivatives”), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, the fund bears the risk of default by its counterparty. In a cleared derivatives transaction, the fund is instead exposed to the risk of default of the clearinghouse and the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.
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Swap contracts involve special risks. Swaps may in some cases be illiquid. In the absence of a central exchange or market for swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The Dodd-Frank Act established a comprehensive new regulatory framework for swaps. Under this framework, regulation of the swap market is divided between the SEC and the CFTC. The SEC and CFTC have approved a number rules and interpretations as part of the establishment of this new regulatory regime. It is possible that developments in the swap market, including these new or additional regulations, could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Credit default swaps involve additional risks. For example, credit default swaps increase credit risk since a fund has exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap.
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Certain derivatives, such as interest rate swaps and credit default swaps that are based on an index, are required under applicable law to be cleared by a regulated clearinghouse. Swaps subject to this requirement are typically submitted for clearing through brokerage firms that are members of the clearinghouse. A fund would establish an account with a brokerage firm to facilitate clearing such a swap, and the clearinghouse would become the fund’s counterparty. A brokerage firm would guarantee the fund’s performance on the swap to the clearinghouse. The fund would be exposed to the credit risk of the clearinghouse and the brokerage firm that holds the cleared swap. The brokerage firm also would impose margin requirements with respect to open cleared swap positions held by the fund, and the brokerage firm would be able to require termination of those positions in certain circumstances. These margin requirements and termination provisions may adversely affect the fund’s ability to trade cleared swaps. In addition, the fund may not be able to recover the full amount of its margin from a brokerage firm if the firm were to go into bankruptcy. It is also possible that the fund would not be able to enter into a swap transaction that is required to be cleared if no clearinghouse will accept the swap for clearing.
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Swaps that are required to be cleared must be traded on a regulated execution facility or contract market that makes them available for trading. The transition from trading swaps bilaterally to trading them on such a facility or market may not result in swaps being easier to trade or value and may present certain execution risks if these facilities and markets do not operate properly. On-facility trading of swaps is also expected to lead to greater standardization of their terms. It is possible that a fund may not be able to enter into swaps that fully meet its investment needs, or that the costs of entering into customized swaps, including any applicable margin requirements, will be significant.
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Financial Instruments transactions conducted outside the U.S. may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of Financial Instruments transactions are also applicable to Financial Instruments used outside the U.S. Financial Instruments used outside the U.S. also are subject to the risks affecting foreign securities, currencies and other instruments.
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Financial Instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.
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Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders.
Hedging: As stated above, the term “hedging” often is used to describe a transaction or strategy that is intended to mitigate risk of loss in some fashion. Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund’s portfolio. In a short hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.
Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a fund does not own a corresponding security and, therefore, the transaction does not relate to the portfolio security that a fund owns. Rather, it relates to a security that a fund intends to acquire. If a fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.
In hedging transactions, Financial Instruments on securities (such as options and/or futures) generally are used to attempt to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a fund has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors.
Futures Contracts and Options on Futures Contracts: A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument or, in the case of index and similar futures, cash, called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the asset called for in the contract in a specified delivery month at a stated price. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.
Futures strategies can be used to change the duration of a fund’s portfolio. If an investment adviser wishes to shorten the duration of the fund’s portfolio, a fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If an investment adviser wishes to lengthen the duration of a fund’s portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.
Futures contracts may also be used for other purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.
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No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit “initial margin.” Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.
Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Daily variation margin calls could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a disadvantageous time or price.
Although some futures and options on futures call for making or taking delivery of the underlying securities, currencies or cash, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same index, currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, a fund realizes a gain, or if it is more, a fund realizes a loss. If an offsetting sale price is more than the original purchase price, a fund realizes a gain, or if it is less, a fund realizes a loss. A fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If a fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. A fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.
If an index future is used for hedging purposes the risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a fund has sold index futures contracts to hedge against a decline in the market, the market may advance and the value of the securities held in the fund may decline. If this occurred, a fund would lose money on the futures contract and also experience a decline in value of its portfolio securities.
Where index futures are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If an investment adviser then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, a fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.
Contracts for Difference: A fund may enter into contracts for difference (“CFDs”). A CFD is a contract between two parties, typically described as “buyer” and “seller,” stipulating that the seller will pay to the buyer the difference between the current value of an asset and its value in the future. (If the difference is negative, then the buyer instead pays the seller.) In effect, CFDs are Financial Instruments that allow a fund to take synthetic long or synthetic short positions on underlying assets.
CFDs are subject to liquidity risk because the liquidity of the CFD is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its ﬁnancial obligations under the terms of the contract. To the extent that there is an imperfect correlation between the return on the fund’s obligation to its counterparty under the CFD and the return on related assets in its portfolio, the CFD transaction may increase the fund’s ﬁnancial risk. CFDs, like many other Financial Instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require the fund to deposit additional sums to cover this, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which the fund is liable. CFDs are not registered with the SEC or any U.S. regulator, and are not subject to U.S. regulation.
Cover: Transactions using Financial Instruments may involve obligations which if not covered could be construed as “senior securities.” A fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate, set aside or earmark on its books cash or liquid assets in the prescribed amount as determined daily. A fund may cover such transactions using other methods permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff. Although SEC guidelines on cover are designed to limit the transactions involving Financial Instruments that a fund may be engaged in at any time, the segregation of assets does not reduce the risks to a fund of entering into transactions in Financial Instruments.
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Turnover: A fund’s derivatives activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, also increasing turnover; although such exercise is within a fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.
ADRs, EDRs and GDRs: A fund may also purchase ADRs, American Depositary Debentures, American Depositary Notes, American Depositary Bonds, EDRs, GDRs and FDRs, or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the U.S. and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the U.S. about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. A fund may invest in ADRs through both sponsored and unsponsored arrangements. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.
Other Investments
Other Investment Companies
Subject to applicable statutory and regulatory limitations, a fund may invest in shares of other investment companies, including shares of other mutual funds, closed-end funds, and unregistered investment companies. Pursuant to an exemptive order obtained from the SEC or under a statutory exemption or an exemptive rule adopted by the SEC, a fund may invest in other investment companies beyond the statutory limits prescribed by the 1940 Act. The SEC recently adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, among other things, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits and the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act. Rule 12d1-4, which was effective on January 19, 2021, permits a fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters is effective on January 19, 2022. After such time, an investment company will no longer be able to rely on the aforementioned exemptive orders and no-action letters, and will be subject instead to Rule 12d1-4 and other applicable rules under Section 12(d)(1).
Investments in other investment companies are subject to the risk of the securities in which those investment companies invest. In addition, to the extent a fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of a fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.
Transamerica Stock Index seeks its investment objective by investing all of its assets in an underlying portfolio having the same investment objectives and policies as the fund. Certain sub-advisers have received an exemptive order from the SEC permitting funds that are sub-advised by the sub-adviser to invest in affiliated registered money market funds and ETFs, and in an affiliated private investment company; provided however, that, among other limitations, in all cases the fund’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of its total assets at any time.
Exchange-Traded Funds (“ETFs”)
ETFs are typically registered investment companies whose securities are traded over an exchange at their market price. ETFs generally represent a portfolio of securities designed to track a particular market index or other group of securities. Other ETFs are actively managed and seek to achieve a stated objective by investing in a portfolio of securities and other assets. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although the potential lack of liquidity of an ETF could result in it being more volatile. There is also a risk that the general level of securities prices may decline, thereby adversely affecting the value of ETFs invested in by a fund. Moreover, a fund’s investments in index-based ETFs may not exactly match the performance of a direct investment in the respective indices or portfolios of securities to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Additionally, ETFs have management fees which increase their costs.
Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day, bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. However, the funds held by index-based ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of index based ETFs tend to closely track the actual net asset value of the underlying portfolios and a fund will generally gain or lose value depending on the performance of the index. However,
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gains or losses on a fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. A fund may invest in ETFs that are actively managed. Actively managed ETFs do not have the transparency of index-based ETFs, and also therefore, are more likely to trade at a discount or premium to actual net asset values.
When-Issued, Delayed Settlement and Forward Delivery Securities
Securities may be purchased and sold on a “when-issued,” “delayed settlement” or “forward (delayed) delivery” basis. “When-issued” or “forward delivery” refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due.
A fund may engage in when-issued or forward delivery transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a fund engages in when-issued or forward delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage (although leverage may result).
“Delayed settlement” is a term used to describe settlement of a securities transaction in the secondary market that will occur sometime in the future. No payment or delivery is made by a fund until it receives payment or delivery from the other party to any of the above transactions. A fund will segregate with its custodian cash, U.S. government securities or other liquid assets at least equal to the value or purchase commitments (alternatively, liquid assets may be earmarked on the fund’s records) until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a fund may earn income on securities it has segregated to collateralize its delayed delivery purchases.
New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.
At the time of settlement, the market value and/or the yield of the security may be more or less than the purchase price. A fund bears the risk of such market value fluctuations. These transactions also involve the risk that the other party to the transaction may defaults on its obligation to make payment or delivery. As a result, a fund may be delayed or prevented from completing the transaction and may incur additional costs as a consequence of the delay.
Additional Information
Temporary Defensive Position
At times a fund’s investment manager or investment adviser may judge that conditions in the securities markets make pursuing the fund’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, an investment manager or investment adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the fund’s assets. In implementing these defensive strategies, a fund may invest without limit in securities that an investment manager or investment adviser believes present less risk to a fund, including equity securities, debt and fixed income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, CDs, demand and time deposits, bankers’ acceptance or other securities a sub-adviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. During periods in which such strategies are used, the duration of a fund may diverge from the duration range for that fund disclosed in its prospectus (if applicable). It is impossible to predict when, or for how long, a fund will use these alternative strategies. As a result of using these alternative strategies, a fund may not achieve its investment objective.
Borrowings
A fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns.
When a fund invests borrowing proceeds in other securities, the fund will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that a fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the fund’s return.
A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. This could adversely affect the portfolio managers’ strategy and result in lower fund returns. Interest on any borrowings will be a fund expense and will reduce the value of a fund’s shares.
A fund may borrow on a secured or on an unsecured basis. If a fund enters into a secured borrowing arrangement, a portion of the fund’s assets will be used as collateral. During the term of the borrowing, the fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, a fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the portfolio managers’ strategy and result in lower fund returns. The fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in a fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.
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The 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund Lending
To satisfy redemption requests or to cover unanticipated cash shortfalls, a fund may enter into lending agreements (“Interfund Lending Agreements”) under which the fund would lend money and borrow money for temporary purposes directly to and from another Transamerica fund through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to TAM and the Trust permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the fund otherwise would invest in repurchase agreements or other short-term instruments.
If a fund has outstanding borrowings, any Interfund Loans to the fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.
A fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Transamerica fund, the fund’s interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the fund may borrow through the credit facility on a secured basis only. A fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 33 1∕3% of its total assets.
No fund may lend to another fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund’s net assets at the time of the loan. A fund’s Interfund Loans to any one fund shall not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.
The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at higher rates (if such borrowing is available) or sell securities at a loss if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.
Lending
Consistent with applicable regulatory requirements and the limitations as set forth in its investment restrictions and policies, a fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. Loans of securities will be secured continuously by collateral in cash or U.S. government or agency securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received by a fund will be invested in high quality short-term instruments, or in one or more funds maintained by the lending agent for the purpose of investing cash collateral. During the term of the loan, a fund will continue to have investment risk with respect to the security loaned, as well as risk with respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, will receive any income generated by the fund’s investment of the collateral (subject to a rebate payable to the borrower and a percentage of the income payable to the lending agent). Where the borrower provides a fund with collateral other than cash, the borrower is also obligated to pay the fund a fee for use of the borrowed securities. A fund does not have the right to vote any securities having voting rights during the existence of the loan, but would retain the right to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. In addition, a fund could suffer loss if the loan terminates and the fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer.
Voluntary Actions
From time to time, a fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a fund, and the
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acquisition is determined to be beneficial to fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this section or any percentage investment limitation of the 1940 Act or rules thereunder, if a fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, after announcement of the offering, but prior to the receipt of the securities or instruments, the fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.
Cybersecurity
With the increased use of technologies such as the Internet to conduct business, a fund is susceptible to operational, information security and related risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund’s investment adviser, sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While a fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been adequately identified or prepared for. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the fund or its shareholders. Cybersecurity risks may also impact issuers of securities in which the fund invests, which may cause the fund’s investments in such issuers to lose value. A fund and its shareholders could be negatively impacted as a result.
Portfolio Turnover
Portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities held during the year.
Changes in security holdings are made by a fund’s investment manager when it is deemed necessary. Such changes may result from: a rebalancing or reconstitution of the underlying index; liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or developments not foreseen at the time of the investment decision.
The investment manager or investment adviser may engage in a significant number of short-term transactions if such investing serves the fund’s objective. The rate of portfolio turnover will not be a limiting factor when such short-term investing is considered appropriate. Increased turnover results in higher brokerage costs or mark-up charges for a fund, these charges are ultimately borne by the shareholders.
In computing the portfolio turnover rate, securities whose maturities or expiration dates at the time of acquisition are one year or less are excluded. Subject to this exclusion, the turnover rate for the fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of portfolio securities owned by the fund during the fiscal year.
There are no fixed limitations regarding the portfolio turnover rates of the fund. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Higher turnover rates tend to result in higher brokerage fees. Securities initially satisfying the basic policies and objective of a fund may be disposed of when they are no longer deemed suitable.
Historical turnover rates are included in the Financial Highlights tables in the prospectus.
Disclosure of Portfolio Holdings
It is the policy of the fund to protect the confidentiality of its portfolio holdings and prevent the selective disclosure of non-public information about portfolio holdings. The fund’s service providers are required to comply with this policy. No non-public information concerning the portfolio holdings of the fund may be disclosed to any unaffiliated third party, except as provided below. The Board has adopted formal procedures governing compliance with these policies.
The fund believes the policy is in the best interests of the fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about the fund’s portfolio holdings and the need to protect the funds from potentially harmful disclosures. Any conflicts of interest between the interests of fund shareholders and those of TAM or its affiliates are addressed in a manner that places the interests of fund shareholders first.
Information concerning the fund’s holdings is available via the Transamerica website at: www.transamerica.com/investments/mutual-funds. The fund generally makes publicly available its complete portfolio holdings no sooner than 15 days after month-end. Such information generally remains on the website for 6 months, or as otherwise consistent with applicable regulations.
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The fund’s semi-annual report and annual report contains a complete listing of the fund’s holdings as of the end of the fund’s second and fourth fiscal quarters. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov. Each fiscal quarter, the fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT”, with quarter-end disclosures being made public 60 days after the end of each fiscal quarter.
In addition, the fund may release via the fund’s website at www.transamerica.com/investments/mutual-funds the following information concerning the fund before disclosure of the fund’s full portfolio holdings is made publicly available:
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Top Ten Holdings – A fund’s top ten holdings and the total percentage of the fund such aggregate holdings represent.
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Sector Holdings – A fund’s sector information and the total percentage of the fund held in each sector.
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Other Portfolio Characteristic Data – Any other analytical data with respect to a fund that does not identify any specific portfolio holding.
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Funds of ETFs and Funds of Funds – For any fund whose investments (other than cash alternatives) consist solely of shares of ETFs and/or other Funds, no sooner than 10 days after the end of a month the names of the ETFs or Funds held as of the end of that month and the percentage of the fund’s net assets held in each ETF or Fund as of the end of that month.
Mutual fund rating and ranking organizations such as FactSet, Lipper, Inc. and Morningstar, Inc., or consultants and/or other financial industry institutions such as Bloomberg L.P., and eVestment may request a complete list of non-public portfolio holdings in order to rank or rate a fund or to assess the risks of a fund or otherwise and/or to produce related performance attribution statistics. Similarly, an intermediary may be provided with non-public portfolio holdings in order to allow the intermediary to prepare the portfolio holdings information for shareholders on a timely basis. Portfolio holdings information released to these parties is the same portfolio holdings posted to the fund’s website each month and is subject to the guidelines discussed below. Pursuant to the policy, TAM may disclose a complete list of the fund’s holdings to any person on a monthly basis after the holdings are posted to the fund’s website, usually 15 days after month-end
The fund may also from time to time provide or make available to third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of the fund’s holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of the fund’s holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country, (iv) performance attribution and other summary and statistical information that does not include identification of specific portfolio holdings (prior to such holdings becoming public), and (v) the volatility characteristics of the fund.
TAM’s Operational Risk Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any fund prior to such fund’s public disclosure of its portfolio holdings and (ii) TAM has made a good faith determination that the requested information is not material given the particular facts and circumstances. TAM may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.
Disclosure of non-public portfolio holdings information for a fund may only be provided pursuant to the guidelines below.
- Non-public portfolio holdings information may be provided at any time (and as frequently as daily) to the fund’s service providers, counterparties, and others who generally need access to such information in the performance of their contractual duties and responsibilities providing services to a fund for a legitimate business purpose, where such vendor or service provider is subject to a duty of confidentiality, including a duty to prohibit the vendor from sharing non-public information with an unauthorized source or trading upon any non-public information provided by TAM on behalf of a fund. These entities, parties, and persons include, but are not limited to: TAM, the sub-advisers, custodian, administrator, sub-administrator, transfer agent, sub-transfer agent, executing broker-dealers/counterparties in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities, research and analytics providers, securities lending agent, financial printer, banks, proxy voting services, pricing service vendors, regulatory authorities, independent public accountants, attorneys, and the fund’s officers and trustees, subject to a duty of confidentiality with respect to any portfolio holdings information. In addition, certain sub-advisers utilize middle- and back-office providers to fulfill their contractual duties and responsibilities to a fund. The disclosure of non-public portfolio holdings information to such third parties generally will be subject to a requirement, by explicit agreement or by virtue of their respective duties to a fund, that those third parties maintain the confidentiality of such information.
- A fund may provide non-public portfolio holdings information to (i) third parties that calculate information derived from portfolio holdings for use by TAM, a sub-adviser, or their affiliates, and (ii) an investment adviser or sub-adviser, trustee, or their agents to whom portfolio holdings are disclosed for due diligence purposes or in anticipation of a potential merger involving a fund. Each individual request is reviewed by TAM’s Operational Risk Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that (a) the portfolio holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. TAM relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to a fund.
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- In addition to those set out above, as of June 30, 2021, the following entities receive information about the fund’s securities pursuant to an ongoing arrangement with the portfolios in connection with services provided to the fund:

Recipient	Purpose	Frequency
Bloomberg LP	Statistical ranking, rating, and/or performance attribution analysis	Daily
Broadridge	Print vendor for shareholder documents, proxy solicitor/tabulator, 15(c) analysis	Daily
CAPIS	Trade execution analysis	Daily
eVestment Alliance, LLC	Institutional sales and RFP opportunities	Quarterly
FactSet	Statistical ranking, rating, and/or performance attribution analysis	Daily
FXTransparency	Trade execution analysis	Daily
Glass Lewis & Co.	Proxy voting services	Quarterly
Globe Tax Services, Inc.	ECJ foreign tax reclaim services	As necessary
Grant Thornton Pakistan	Provide tax services for market in Pakistan	As necessary
IDC	Pricing	As necessary
Investment Company Institute	Holdings Information on Form N-PORT	Quarterly
KPMG Taiwan	Provide tax services for market in Taiwan	As necessary
Lipper, Inc.	Statistical ranking, rating, and/or performance attribution analysis	Quarterly
Markit North America	Pricing	As necessary
Morningstar LLC	Statistical ranking, rating, and/or performance attribution analysis	Daily
PricewaterhouseCoopers Private Limited	Provide tax services for market in India	As necessary
Refinitiv US LLC	Pricing	As necessary
R.R. Donnelly	Financial reporting	Monthly
Schwab CT	Code of Ethics monitoring	Daily
truView	Risk and liquidity management analytics	Daily
TAM, its affiliates, the fund, any of the funds’ sub-advisers and the fund’s other service providers will not enter into any arrangements from which they derive compensation for the disclosure of non-public portfolio holdings information.
Subject to such departures as the TAM believes reasonable and consistent with reasonably protecting the confidentiality of the portfolio holding information, each confidentiality agreement should provide that, among other things: the portfolio holding information is the confidential property of the fund (and its service providers, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement. The recipient of the portfolio holding information agrees to limit access to the portfolio holding information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio holding information and (2) subject to a duty of confidentiality, including duties not to share the non-public information with an unauthorized source and not to trade on non-public information. Upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio holding information.
The fund (or its authorized service providers) may disclose portfolio holding information before its public disclosure based on the criteria described above. The frequency with which such information may be disclosed, and the length of the lag, if any, between the disclosure date of the information and the date on which the information is publicly disclosed, varies based on the terms of the applicable confidentiality agreement. The fund currently provides portfolio holding information to the third parties listed herein at the stated frequency as part of ongoing arrangements that include the release of portfolio holding information in accordance with the policy.
The Trust’s Chief Compliance Officer (“CCO”) or his/her delegate may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holding information or waive certain requirements. Any exceptions to the policy must be consistent with the purposes of the policy. The CCO reports to the Board material compliance violations of the fund’s policies and procedures on disclosure of portfolio holdings.
In addition, separate account and unregistered product clients of TAM, the sub-advisers of the funds, or their respective affiliates generally have access to information regarding the portfolio holdings of their own accounts. Prospective clients may also have access to representative portfolio holdings. These clients and prospective clients are not subject to the portfolio holdings disclosure policies described above. Some of these separate accounts and unregistered product clients have substantially similar or identical investment objectives and strategies to certain funds, and therefore may have substantially similar or nearly identical portfolio holdings as those funds. Certain information in the above section may not apply to all of the funds managed by TAM.
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There can be no assurance that the fund’s policy with respect to disclosure of portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.
BlackRock Fund Advisors
The Master Investment Portfolio (“MIP”) Board and the Board of Directors of BFA have each approved Portfolio Information Distribution Guidelines (the “Guidelines”) regarding the disclosure of the portfolio’s portfolio securities and other portfolio information. The purpose of the Guidelines is to ensure that (i) shareholders and prospective shareholders of the portfolio have equal access to portfolio holdings and characteristics and (ii) third parties (such as consultants, intermediaries and third-party data providers) have access to such information no more frequently than shareholders and prospective shareholders.
Pursuant to the Guidelines, the portfolio and BFA may, under certain circumstances as set forth below, make selective disclosure with respect to the portfolio’s Portfolio Characteristics (as defined below) and Portfolio Holdings (as defined below). The MIP Board has approved the adoption by the portfolio of the Guidelines, and employees of BFA are responsible for adherence to the Guidelines. The MIP Board provides ongoing oversight of the portfolio’s and BFA’s compliance with the Guidelines.
Disclosure of material non-public information (“Confidential Information”) about the portfolio’s Portfolio Holdings and/or Portfolio Characteristics is prohibited, except as provided in the Guidelines.
Confidential Information relating to the portfolio may not be distributed to persons not employed by BlackRock unless the portfolio has a legitimate business purpose for doing so and appropriate confidentiality obligations are in effect.
Portfolio Holdings. “Portfolio Holdings” are a fund’s portfolio securities and other instruments, and include, but are not limited to:
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for equity securities, information such as issuer name, CUSIP, ticker symbol, total shares and market value;
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for fixed income securities, information such as issuer name, CUSIP, ticker symbol, coupon, maturity, current face value and market value;
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for all securities, information such as quantity, SEDOL, market price, yield, WAL, duration and convexity as of a specific date;
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for derivatives, indicative data including, but not limited to, pay leg, receive leg, notional amount, reset frequency and trade counterparty; and
•
for trading strategies, specific portfolio holdings, including the number of shares held, weightings of particular holdings, trading details, pending or recent transactions and portfolio management plans to purchase or sell particular securities or allocation within particular sectors.
Portfolio Characteristics (excluding Liquidity Metrics): “Portfolio Characteristics” include, but are not limited to, sector allocation, credit quality breakdown, maturity distribution, duration and convexity measures, average credit quality, average maturity, average coupon, top 10 holdings with percent of the fund held, average market capitalization, capitalization range, risk related information (e.g., value at risk, standard deviation), ROE, P/E, P/B, P/CF, P/S and EPS.
•
Additional characteristics specific to money market funds include, but are not limited to, historical daily and weekly liquid assets (as defined under Rule 2a-7) and historical fund net inflows and outflows.
Portfolio Characteristics — Liquidity Metrics:
•
“Liquidity Metrics” which seek to ascertain a fund’s liquidity profile under BlackRock’s global liquidity risk methodology which include but are not limited to: (a) disclosure regarding the number of days needed to liquidate a portfolio or the portfolio’s underlying investments; and (b) the percentage of a fund’s NAV invested in a particular liquidity tier under BlackRock’s global liquidity risk methodology.
•
The dissemination of position-level liquidity metrics data and any non-public regulatory data pursuant to SEC Rule 22e-4 (including SEC liquidity tiering) is not permitted unless pre-approved.
•
Disclosure of Liquidity Metrics pursuant to Section 3 of the Policy should be reviewed by BlackRock’s Risk and Quantitative Analysis Group (“RQA”) and the relevant portfolio management team prior to dissemination.
Information that is non-material or that may be obtained from public sources (i.e., information that has been publicly disclosed via a filing with the SEC (e.g., a fund’s annual report), through a press release or placement on a publicly-available internet website), or information derived or calculated from such public sources shall not be deemed Confidential Information.
Generally, month-end portfolio holdings may be made available to fund shareholders, prospective shareholders, intermediaries, consultants and third party data providers (e.g., Lipper, Morningstar and Bloomberg) on the 20th calendar day after the end of each month, except for certain BlackRock-advised funds, whose holdings may be made available on the 40th calendar day after the end of the quarter, or on the 60th calendar day after the end of the month, as applicable, (based on each BlackRock-advised fund’s fiscal year end).
Guidelines for Confidential and Non-Material Information. Confidential Information may be disclosed to a fund’s Board of Directors and its counsel, outside counsel for a fund, a fund’s auditors and to certain third-party service providers (i.e., fund administrator, custodian, proxy
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voting service) for which a non-disclosure or confidentiality agreement is in place with such service providers. With respect to Confidential Information, a fund’s CCO or his or her designee may authorize the following, subject in the case of (ii) and (iii) to a confidentiality or non-disclosure arrangement:
•
(i) the preparation and posting of the fund’s Portfolio Holdings and/or Portfolio Characteristics to its website on a more frequent basis than authorized above;
•
(ii) the disclosure of the fund’s Portfolio Holdings to third-party service providers not noted above; and
•
(iii) the disclosure of the fund’s Portfolio Holdings and/or Portfolio Characteristics to other parties for legitimate business purposes.
Fact Sheets and Reports
•
Fund Fact Sheets are available to shareholders, prospective shareholders, intermediaries and consultants on a monthly or quarterly basis no earlier than the fifth calendar day after the end of a month or quarter.
•
Money Market Performance Reports are typically available to shareholders, prospective shareholders, intermediaries and consultants by the tenth calendar day of the month (and on a one day lag for certain institutional funds). They contain monthly money market fund performance, rolling 12-month average and benchmark performance.
Other Information. The Policy shall also apply to other Confidential Information of a fund such as performance attribution analyses or security-specific information (e.g., information about fund holdings where an issuer has been downgraded, been acquired or declared bankruptcy).
Data on NAVs, asset levels (by total fund and share class), accruals, yields, capital gains, dividends and fund returns (net of fees by share class) are generally available to shareholders, prospective shareholders, consultants, and third-party data providers upon request, as soon as such data is available.
Compensation. Neither a fund, a service provider nor any of their affiliated persons (as that term is defined in the Investment Company Act) shall receive compensation in any form in connection with the disclosure of information about such fund’s Portfolio Holdings or Portfolio Characteristics.
Ongoing Arrangements. BFA has entered into ongoing agreements to provide selective disclosure of Portfolio Holdings to the following persons or entities:
•
1. MIP Board and, if necessary, MIP Independent Trustees’ counsel and MIP counsel.
•
2. Portfolio’s Transfer Agent.
•
3. Portfolio’s Custodian.
•
4. Portfolio’s Administrator, if applicable.
•
5. Portfolio’s independent registered public accounting firm.
•
6. Portfolio’s accounting services provider.
•
7. Independent rating agencies — Morningstar, Inc., Lipper Inc., S&P, Moody’s, Fitch.
•
8. Information aggregators — Markit on Demand, Thomson Financial and Bloomberg, eVestments Alliance, Informa/PSN Investment Solutions, Crane Data, and iMoneyNet.
•
9. Pricing Vendors — Refinitiv, ICE Data Services, Bloomberg, IHS Markit, JP Morgan Pricing-Direct, Loan Pricing Corporation, Valuation Research Corporation, Murray, Devine & Co., Inc. and WM Company PLC.
•
10. Portfolio Compliance Consultants — Oracle Financial Services.
•
11. Third-party feeder funds — Stock Index Fund, a series of Homestead Funds, Inc.; Transamerica Stock Index, a series of Transamerica Funds; and Alight Money Market Fund, a series of Alight Series Trust and their respective boards, sponsors, administrators and other service providers.
•
12. Affiliated feeder funds — Treasury Money Market Fund (Cayman) and its board, sponsor, administrator and other service providers.
•
13. Other — Investment Company Institute, Goldman Sachs Asset Management, L.P., Mizuho Asset Management Co., Ltd., Nationwide Fund Advisors, State Street Bank and Trust Company, Donnelley Financial Solutions, Inc., Silicon Valley Bank and BNY Mellon Markets.
With respect to each such arrangement, a fund has a legitimate business purpose for the release of information. The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided. The funds, BlackRock and their affiliates do not receive any compensation or other consideration in connection with such arrangements.
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The funds and the Manager monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the fund’s and Manager’s Codes of Ethics — all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit — the Manager’s compliance personnel under the supervision of the fund’s CCO, monitor the Manager’s securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, the Manager maintains an internal restricted list to prevent trading by the personnel of the Manager or its affiliates in securities — including securities held by a fund — about which the Manager has Confidential Information. There can be no assurance, however, that the fund’s policies and procedures with respect to the selective disclosure of Portfolio Holdings will prevent the misuse of such information by individuals or firms that receive such information.
Commodity Exchange Act Registration
The fund is operated by the Investment Manager pursuant to an exclusion from registration as a “commodity pool operator” with respect to the fund under the Commodity Exchange Act (“CEA”), and therefore, is not subject to registration or regulation with respect to the fund under the CEA. The fund is limited in its ability to enter into commodity interests positions subject to the jurisdiction of the Commodity Futures Trading Commission.
Management of the Trust
The fund is supervised by the Board. The S&P 500 Index Master Portfolio is supervised by the Board of Trustees of the Master Investment Portfolio. Additional information regarding the Board of Trustees and executive officers of the Master Investment Portfolio is provided in Appendix A of this SAI.
Board Members and Officers
The members of the Board (“Board Members”) and executive officers of the Trust are listed below.
“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”
The Board governs the fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the fund and the operation of the fund by its officers. The Board also reviews the management of the fund’s assets by the investment manager.
The fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); (iii) Transamerica ETF Trust (“TET”) and (iv) Transamerica Asset Allocation Variable Funds (“TAAVF”). The Transamerica Fund Family consists of 121 funds as of the date of this SAI. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.
The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.
The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period) the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.
Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS
Marijn P. Smit (47)	Chairman of the Board, President and Chief Executive Officer	Since 2014	Chairman of the Board, President and Chief Executive Officer, TF, TST and TAAVF (2014 – present); Chairman of the Board, President and Chief Executive Officer, TET (2017 – present); Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018); Director, Chairman of the Board, President and Chief Executive Officer, Transamerica	121	Director, Massachusetts Fidelity Trust Company (2014 - 2021); Director, Aegon Global Funds (2016 - present)
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Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS—continued
Marijn P. Smit (continued)
Asset Management, Inc. (“TAM”) and
Transamerica Fund Services, Inc. (“TFS”)
(2014 – present);
Senior Vice President, Transamerica
Retirement Solutions LLC (2012 - present);
Trust Officer, Massachusetts Fidelity Trust
Company (2014 - 2021);
President, Investment Solutions,
Transamerica Investments & Retirement
(2014 – 2016);
Vice President, Transamerica Life Insurance
Company (2010 – 2016);
Vice President, Transamerica Premier Life
Insurance Company (2010 – 2016);
Senior Vice President, Transamerica
Financial Life Insurance Company (2013 –
2016);
Senior Vice President, Transamerica
Retirement Advisors, Inc. (2013 – 2016)
and President and Director, Transamerica
Stable Value Solutions, Inc. (2010 – 2016).

Alan F. Warrick (72)	Board Member	Since 2012	Board Member, TF, TST and TAAVF (2012 – present); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	116	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (69)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST and TAAVF (2008 – present); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	116	Big 5 Sporting Goods (2002 – present); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (65)	Lead Independent Board Member	Since 2002
Principal, Advisor Network Solutions, LLC
(business consulting) (2006 – present);
Board Member, TST (2001 – present);
Board Member, TF (2002 – present);
Board Member, TAAVF (2007 – present);
Board Member, TPP, TPFG and TPFG II
(2007 – 2018);
Market President, Nations Bank of Sun
Coast Florida (1998 – 1999);
Chairman, President and Chief Executive
Officer, Barnett Banks of Treasure Coast
Florida (1994 – 1998);
Executive Vice President and Senior Credit
Officer, Barnett Banks of Jacksonville,
Florida (1991 – 1994);
and Senior Vice President and Senior Loan
Administration Officer, Wachovia Bank of
Georgia (1976 – 1991).
				116	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
David W. Jennings (74)	Board Member	Since 2009	Board Member, TF, TST and TAAVF (2009 – present); Board Member, TPP, TPFG and TPFG II (2009 – 2018); Managing Director, Hilton Capital Management, LLC (2010 – present).	116	N/A
Fredric A. Nelson III	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017	116	N/A
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Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS—continued
Fredric A. Nelson III (continued)(64)
– present);
Board Member, TPP, TPFG and TPFG II
(2017 – 2018);
Chief Investment Officer (“CIO”),
Commonfund (2011 – 2015);
Vice Chairman, CIO, ING Investment
Management Americas (2003 – 2009);
Managing Director, Head of U.S. Equity, JP
Morgan Investment Management (1994 –
2003);
and Managing Director, Head of Global
Quantitative Investments Group, Bankers
Trust Global Investment Management (1981
– 1994).

John E. Pelletier (57)	Board Member	Since 2017
Board Member, TF, TST and TAAVF (2017
– present);
Board Member, TPP, TPFG and TPFG II
(2017 – 2018);
Director, Center for Financial Literacy,
Champlain College (2010 – present);
Co-Chair, Vermont Financial Literacy
Commission with Vermont State Treasurer
(2015 – 2018);
Chairman, Vermont Universal Children’s
Higher Education Savings Account Program
Advisory Committee (2015 – 2021);
Founder and Principal, Sterling Valley
Consulting LLC (a financial services
consulting firm) (2009 – 2017);
Independent Director, The Sentinel Funds
and Sentinel Variable Products Trust (2013 –
2017);
Chief Legal Officer, Eaton Vance Corp.
(2007 – 2008);
and Executive Vice President and Chief
Operating Officer (2004 - 2007), General
Counsel (1997 – 2004), Natixis Global
Associates.
				116	N/A
Patricia L. Sawyer (71)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – present); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	116	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (69)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present); Board Member, TAAVF (2007 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President,	116
Board Member,
Operation PAR, Inc.
(non-profit organization)
(2008 – present);
Board Member, Boley
PAR, Inc. (non-profit
organization) (2016 -
present)
Board Member,
Remember Honor
Support, Inc. (non-profit
organization)
(2013 - 2020);

22

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS—continued
John W. Waechter (continued)			Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).		Board Member, WRH Income Properties, Inc. (real estate) (2014 - present)
*
Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.
Officers
The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.
Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (47)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Christopher A. Staples, CFA (50)	Vice President and Chief Investment Officer, Advisory Services	Since 2005
Vice President and Chief Investment Officer, Advisory Services,
TF and TST (2007 – present);
Vice President and Chief Investment Officer, TET (2017 –
present);
Vice President and Chief Investment Officer, Advisory Services,
TAAVF (2007 – present);
Vice President and Chief Investment Officer, Advisory Services,
TPP, TPFG and TPFG II (2007 – 2018);
Director (2005 – 2019), Senior Vice President (2006 – present),
Senior Director, Investments (2016 – present), Chief Investment
Officer, Advisory Services (2012 – 2016) and Lead Portfolio
Manager (2007 – present), TAM;
Director, TFS (2005 – 2019);
Trust Officer, Massachusetts Fidelity Trust Company (2010 -
present);
Registered Representative (2007 – 2016), Transamerica Capital,
Inc. (“TCI”);
and Registered Representative, TFA (2005 – present).

Thomas R. Wald, CFA (60)	Vice President and Chief Investment Officer	Since 2014
Chief Investment Officer, TF, TST and TAAVF (2014 – present);
TET (2017 – present);
Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);
Director (2017 – 2020), Akaan Transamerica, S.A. de C.V.,
Sociedad Operadora de Fondos de Inversión;
Chief Investment Officer, Transamerica Investments & Retirement
(2014 – 2020);
Senior Vice President and Chief Investment Officer, TAM (2014 –
present);
Director, TFS (2019 - present); and
Trust Officer, Massachusetts Fidelity Trust Company (2015 -
present).

Vincent J. Toner (51)	Vice President and Treasurer	Since 2014
Vice President and Treasurer, TF, TST and TAAVF (2014 –
present), Vice President and Treasurer (2017 – present), Vice
President, Principal Financial Officer and Treasurer (2020 –
present), TET;
Vice President and Treasurer, TPP, TPFG and TPFG II (2014 –
2018);
Vice President (2016 – present), Treasurer (2016 – 2019), Vice
President, Administration and Treasurer (2014 – 2016), TAM;
Vice President, Administration and Treasurer (2014 – 2019),
Senior Vice President (2019 – present), TFS;
Vice President (2016 – present), TCI;

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Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Vincent J. Toner (continued)			and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.
Francine J. Rosenberger (53)	Chief Compliance Officer	Since 2019
Chief Compliance Officer, TF, TST, TET and TAAVF (2019 –
present);
Derivatives Risk Manager, TF, TST and TAAVF (2021 – present);
Chief Compliance Officer (2019 – present), TAM;
and General Counsel, Corporate Secretary and Fund Chief
Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Molly Possehl (43)	Anti-Money Laundering Officer	Since 2019
Anti-Money Laundering Officer, TF, TST, TET and TAAVF (2019
– present);
Assistant General Counsel, Transamerica Life Insurance
Company/Aegon USA (2013 – present);
and Anti-Money Laundering Compliance Officer and Fraud
Officer, Transamerica Life Insurance Company/Aegon USA (2015
– present).

Erin D. Nelson (44)	Chief Legal Officer and Secretary	Since 2019
Chief Legal Officer and Secretary, TF, TST, TET and TAAVF
(2019 – present);
Assistant General Counsel II and Assistant Secretary, TAM (2019 –
present);
Assistant Secretary (2019 – present), TFS;
and Senior Vice President and Chief Compliance Officer, ALPS
Advisors, Inc. (2015 – 2019).

Kathryn L. Petty (44)	Assistant Treasurer	Since 2021	Assistant Treasurer, TF, TST and TAAVF (2021 – present); and Senior Manager, Fund Administration, TAM (2014 – 2021).
Timothy Bresnahan (52)	Assistant Secretary	Since 2020	Assistant Secretary, TF, TST and TAAVF (2020 – present); Assistant Secretary (2019 – present), Secretary (2019), TET; and Senior Counsel, TAM (2008 – present).
*
Elected and serves at the pleasure of the Board of the Trust.
If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.
Each of the Board Members, other than Mr. Jennings, Mr. Nelson, Mr. Pelletier, Mr. Smit and Mr. Warrick, previously served as a trustee or director of the TAM, Diversified or Premier fund family, and each Board Member was thus initially selected by the board of the applicable predecessor fund family. In connection with the consolidation of all “manager of managers” investment advisory services within Transamerica in 2007, a single board was established to oversee the TAM and Diversified fund families, and each of the Board Members, other than Ms. Bane, Mr. Jennings, Mr. Nelson, Mr. Pelletier, Mr. Smit and Mr. Warrick, joined the Board at that time. The Board was established with a view both to ensuring continuity of representation by board members of the TAM and Diversified fund families on the Board and in order to establish a Board with experience in and focused on overseeing various types of funds, which experience would be further developed and enhanced over time. Ms. Bane joined the Board in 2008 when the Premier fund family was consolidated into the Transamerica Fund Family. Mr. Jennings joined the Board in 2009. Mr. Warrick joined the Board in 2012. Mr. Smit joined the Board in 2014. Mr. Nelson and Mr. Pelletier both joined the Board in 2017.
The Board believes that each Board Member’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Board Members’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with TAM, the sub-advisers, other services providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: his or her character and integrity; such person’s service as a board member of a predecessor fund family (other than Mr. Jennings, Mr. Nelson, Mr. Pelletier, Mr. Smit and Mr. Warrick); such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Board Member; the fact that such person’s service would be consistent with the requirements of the retirement policies of the Trust; as to each Board Member other than Mr. Smit and Mr. Warrick, his or her status as not being an “interested person” as defined in the 1940 Act; as to Mr. Smit, his status as a representative of TAM; and, as to Mr. Warrick, his former service in various executive positions for certain affiliates of TAM. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Board Member: Ms. Bane, accounting experience and experience as a board member of multiple organizations; Mr. Hill, financial and entrepreneurial experience as an executive, owner and consultant; Mr. Jennings, investment management experience as an executive of investment management organizations and portfolio manager; Mr. Nelson, business experience, securities industry and fund executive experience; Mr. Pelletier, securities industry and fund legal and operations experience, entrepreneurial experience as an executive, owner and consultant, and board experience; Ms. Sawyer, management consulting and board experience; Mr. Waechter, securities industry and fund accounting and fund compliance experience, legal experience and board experience; Mr. Smit, investment management and insurance experience as an executive and leadership roles with TAM and affiliated entities; and Mr. Warrick, financial services industry experience as an executive and consultant with various TAM affiliates and other entities. References to the
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qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Board Member as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
The Board is responsible for overseeing the management and operations of the fund. Mr. Smit serves as Chairman of the Board. Mr. Smit is an interested person of the fund. Independent Board Members constitute more than 75% of the Board.
The Board currently believes that an interested Chairman is appropriate and is in the best interests of the fund and its shareholders, and that its committees, as further described below, help ensure that the fund has effective and independent governance and oversight. The Board believes that an interested Chairman has a professional interest in the quality of the services provided to the fund and that the Chairman is best equipped to provide oversight of such services on a day-to-day basis because of TAM’s sponsorship of the fund and TAM’s ongoing monitoring of the investment sub-advisers that manage the assets of a fund, if applicable. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Board Members from management. The Independent Board Members also believe that they can effectively act independently without having an Independent Board Member act as Chairman. Among other reasons, this belief is based on the fact that the Independent Board Members represent over 75% of the Board.
Board Committees
The Board has two standing committees: the Audit Committee and Nominating Committee. Both the Audit Committee and Nominating Committee are chaired by an Independent Board Member and composed of all of the Independent Board Members. In addition, the Board has a Lead Independent Board Member.
The Lead Independent Board Member and the chairs of the Audit and Nominating Committees work with the Chairman to set the agendas for Board and committee meetings. The Lead Independent Board Member also serves as a key point person for dealings between management and the Independent Board Members. Through the funds’ board committees, the Independent Board Members consider and address important matters involving the funds, including those presenting conflicts or potential conflicts of interest for management, and they believe they can act independently and effectively. The Board believes that its leadership structure is appropriate and facilitates the orderly and efficient flow of information to the Independent Board Members from management.
The Audit Committee, among other things, oversees the accounting and reporting policies and practices and internal controls of the Trust, oversees the quality and integrity of the financial statements of the Trust, approves, prior to appointment, the engagement of the Trust’s independent registered public accounting firm, reviews and evaluates the independent registered public accounting firm’s qualifications, independence and performance, and approves the compensation of the independent registered public accounting firm.
The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the fund’s independent registered public accounting firm to TAM and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting.
The Nominating Committee is a forum for identifying, considering, selecting and nominating, or recommending for nomination by the Board, candidates to fill vacancies on the Board. The Nominating Committee may consider diversity in identifying potential candidates, including differences of viewpoint, professional experience and skill, as well as such other individual qualities and attributes as it may deem relevant. The Nominating Committee has not adopted a formal procedure for the implementation, or for assessing the effectiveness, of its policy with regard to the consideration of diversity in identifying potential candidates.
When addressing vacancies, the Nominating Committee sets any necessary standards or qualifications for service on the Board and may consider nominees recommended by any source it deems appropriate, including management and shareholders. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. The Nominating Committee will consider all submissions meeting the applicable requirements stated herein that are received by December 31 of the most recently completed calendar year.
The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote.
Risk Oversight
Through its oversight of the management and operations of the fund, the Board also has a risk oversight function, which includes (without limitation) the following: (i) requesting and reviewing reports on the operations of the fund (such as reports about the performance of the fund); (ii) reviewing compliance reports and approving compliance policies and procedures of the fund and its service providers; (iii) meeting with management to consider areas of risk and to seek assurances that adequate resources are available to address risks; (iv) meeting with service providers, including fund auditors, to review fund activities; and (v) meeting with the Chief Compliance Officer and other officers of the fund and its service providers to receive information about compliance, and risk assessment and management matters. Such oversight is exercised primarily through the Board and its Audit Committee but, on an ad hoc basis, also can be exercised by the Independent Board Members during executive sessions. The Board has emphasized to TAM and the sub-advisers the importance of maintaining vigorous risk management.
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The Board recognizes that not all risks that may affect the fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the fund's goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board Members as to risk management matters are typically summaries of the relevant information. Most of the fund's investment management and business affairs are carried out by or through TAM, its affiliates, the investment adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the fund's and each other in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations. In addition, some risks may be beyond the reasonable control of the Board, the fund, TAM, its affiliates, the investment adviser or other service providers.
In addition, it is important to note that the fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.
Additional Information about the Committees of the Board
Both the Audit Committee and Nominating Committee are composed of all of the Independent Board Members. For the fiscal year ended December 31, 2020, the Audit Committee met 4 times and the Nominating Committee met 3 times.
Trustee Ownership of Equity Securities
The table below gives the dollar range of shares of the fund, as well as the aggregate dollar range of shares of all funds/portfolios in the Transamerica Fund Family, owned by each current Trustee as of December 31, 2020.
Fund	Interested Trustees
	Marijn P. Smit	Alan F. Warrick	Sandra N. Bane	Leo J. Hill	David W. Jennings	Fredric A. Nelson III	John E. Pelletier	Patricia L. Sawyer	John W. Waechter
Transamerica Stock Index	None	None	None	None	None	None	None	None	None

Transamerica Fund Family
Trustee	Aggregate Dollar Range of Equity Securities
Interested Trustees
Marijn P. Smit	Over $100,000
Alan F. Warrick	None
Independent Trustees
Sandra N. Bane	None
Leo J. Hill	Over $100,000
David W. Jennings	None
Fredric A. Nelson III	$50,001 - $100,000
John E. Pelletier	Over $100,000
Patricia L. Sawyer	Over $100,000
John W. Waechter	Over $100,000
As of December 31, 2020, none of the Independent Board Members or their immediate family members owned beneficially or of record any securities of the Investment Manager, sub-advisers or Distributor of the fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Manager, sub-advisers or Distributor of the fund.
Trustee Compensation
As of January 1, 2021, the Independent Board Members receive a base retainer of $330,000 from the funds/portfolios of Transamerica Funds, TST and TAAVF.
The Trust pays a pro rata share of these fees allocable to each series of the Trust based on the relative assets of the series.
As of January 1, 2021, the Lead Independent Trustee of the Board receives an additional retainer of $63,000 per year. The Audit Committee Chairperson receives an additional retainer of $28,000 per year and the Nominating Committee Chairperson receives an additional retainer of $15,000 per year. The Trust also pays a pro rata share allocable to each series of Transamerica Funds based on the relative assets of the series for the Lead Independent Trustee, Audit Committee Chairperson and Nominating Committee Chairperson retainers.
Any fees and expenses paid to an Interested Board Member and officers are paid by TAM or an affiliate and not by the Trust or any series, except that the compensation of the Chief Compliance Officer is paid as provided in the next sentence. A portion of the compensation of the Chief Compliance Officer is paid by TAM or an affiliate; the remaining portion is allocated ratably, based on relative net assets, among the mutual funds and ETFs sponsored by TAM, including the series of the Trust.
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Under a non‐qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”)1, available to the Board Members, compensation may be deferred that would otherwise be payable by each series of the Trust to an Independent Board Member on a current basis for services rendered as Board Member. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by TAM, as elected by the Board Member. The liability of each series of the Trust for these amounts is adjusted for market value changes in the elected investment fund(s) and remains a liability to the series until distributed in accordance with the Deferred Compensation Plan.
Amounts deferred and accrued under the Deferred Compensation Plan are unfunded and unsecured claims against the general assets of the Trust.
1 The Board of Trustees has approved the termination of the Deferred Compensation Plan. Payments will be made to applicable current and former Board Members consistent with Section 409A of the Code.
Compensation Table
The following table provides compensation amounts paid by the funds to the Independent Trustees for the fiscal year ended December 31, 2020. Interested Trustees are not compensated by the funds. Messrs. Smit and Warrick are compensated for their Board service by TAM or an affiliate of TAM.
Name of Person, Position	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Funds Expenses(a)	Estimated Annual Benefits Upon Retirement(a)	Total Compensation from the Transamerica Fund Family (including the Trust)(b)
Sandra N. Bane, Trustee	$123,281	N/A	N/A	$330,000
Leo J. Hill, Trustee	$146,817	N/A	N/A	$393,000
David W. Jennings, Trustee	$123,281	N/A	N/A	$330,000
Fredric A. Nelson III, Trustee	$123,281	N/A	N/A	$330,000
John E. Pelletier, Trustee	$123,281	N/A	N/A	$330,000
Patricia L. Sawyer, Trustee	$128,885	N/A	N/A	$345,000
John W. Waechter, Trustee	$133,742	N/A	N/A	$358,000
(a)
The Trust has no plan or other arrangement pursuant to which the Trustees receive pension or retirement benefits.
(b) Compensation expenses are allocated pro rata based on the relative net assets of each fund included in the Transamerica Fund Family. Of this aggregate compensation, the total amounts deferred from the funds (including earnings and dividends) and accrued for the benefit of the participating Trustees for the fiscal year ended December 31, 2020 were as follows: John E. Pelletier, $108,900.
Shareholder Communication Procedures with the Board of Trustees
The Board of the Trust has adopted these procedures by which shareholders of the Trust may send written communications to the Board. Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the Trust (“Secretary”), as follows:
Board of Trustees
Transamerica Funds
c/o Secretary
1801 California Street, Suite 5200
Denver, CO 80202
Each shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the underlying series of the Trust to which it relates, and (iii) identify the class (if applicable) held by the shareholder. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Usually, with respect to each properly submitted shareholder communication, the Secretary shall either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication (i) does not reasonably relate to a series of the Trust or its operation, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Trust, or (ii) is ministerial in nature (such as a request for Trust literature, share data or financial information). These Procedures shall not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (“Exchange Act”) or any communication made in connection with such a proposal, or (iv) any communication that reasonably may be considered to be a complaint regarding the Trust or shareholder services, which complaint shall instead be promptly forwarded to the Trust’s Chief Compliance Officer. The Trustees are not required to attend the Trust’s shareholder meetings, if any, or to otherwise make themselves available to shareholders for communications, other than pursuant to these Procedures.
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Code of Ethics
The Trust, TAM and TCI have each adopted a Code of Ethics as required by applicable law, which is designed to prevent affiliated persons of the Trust, TAM and TCI from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the fund (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities.
Pursuant to Rule 17j-1 under the 1940 Act, the fund, TAM and the distributor each have adopted a code of ethics that permits their personnel to invest in securities for their own accounts, including securities that may be purchased or held by a fund. All personnel must place the interests of clients first, must not act upon non-public information, must not take inappropriate advantage of their positions, and are required to fulfill their fiduciary obligations. All personal securities transactions by employees must adhere to the requirements of the codes of ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.
Proxy Voting Policies and Procedures
TAM exercises voting discretion for the fund and BFA exercises voting discretion for the S&P 500 Index Master Portfolio. The proxy voting policies and procedures of the fund, TAM and BFA are attached hereto as Appendix B.
TAM’s proxy voting policy and procedures address material conflicts of interest that may arise between TAM or its affiliates and the fund by: (i) providing for voting in accordance with the recommendation of an independent third party or the Board; (ii) voting shares in the same proportion as the vote of all of the other holders of the fund’s shares; or (iii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.
The Trust files SEC Form N-PX, with the complete proxy voting records of the fund for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) upon request by calling 1-888-233-4339; and (2) on the SEC’s website at www.sec.gov.
Investment Management and Other Services
The Investment Manager
TAM serves as the investment manager for the fund. The Trust, on behalf of the fund, has entered into an Investment Management Agreement (“Management Agreement”) with TAM. TAM, located at 1801 California Street, Suite 5200, Denver, CO 80202, provides continuous and regular investment management services to the fund. TAM supervises the fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the fund.
TAM is responsible for all aspects of the day-to-day management of the fund. TAM may, in the future, invest the fund’s assets directly in securities and hire a sub-adviser to furnish day-to-day investment advice and recommendations.
TAM’s investment management services also include the provision of supervisory and administrative services to the fund. These services include performing certain administrative services for the fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the fund by State Street, to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the fund from time to time, monitoring and verifying the custodian’s daily calculation of net asset values; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain aspects of fund investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the fund’s custodian and dividend disbursing agent and monitoring their services to the fund; assisting the fund in preparing reports to shareholders; acting as liaison with the fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of Trustees and committees of Trustees; assisting in the preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the fund.
TAM is directly owned by Transamerica Life Insurance Company (77%) (“TLIC”) and AUSA Holding, LLC (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation (DE) is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.
With respect to a number of the other funds for which TAM serves as investment manager, TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of any such fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the fund and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for a fund employing a combination of quantitative and qualitative screens, research,
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analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the funds’ investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the funds; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the funds’ Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the funds; oversight of other service providers to the funds, such as the custodian, the transfer agent, the funds’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the funds; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services.
Management Agreement
TAM has agreed, under the fund’s Management Agreement, to regularly provide the fund with investment management services, including management, supervision and investment research and advice, and to furnish a continuous investment program for the fund’s portfolio of securities and other investments consistent with the fund’s investment objectives, policies and restrictions, as stated in the fund’s prospectus and SAI. TAM also provides supervisory and administrative services to the fund, as well as services incidental to the foregoing services. TAM is permitted to enter into contracts with sub-advisers, subject to the Board’s approval.
As compensation for services performed, the fund pays TAM a fee computed daily at an annual rate of the fund’s average daily net assets as described below. TAM bears all expenses incurred by it in the performance of its duties under the fund’s Management Agreement. The fund bears all expenses not expressly assumed by TAM incurred in the operation of the fund and the offering of its shares.
The Management Agreement for the fund will terminate, unless sooner terminated as set forth therein, two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of the fund.
The Management Agreement provides that TAM may render services to others. Under the fund’s Management Agreement, TAM assumes no responsibility other than to render the services called for by the Management Agreement in good faith, and TAM and its affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the fund or in the performance of its other services thereunder. TAM and its affiliates are not protected, however, against any liability to the fund to which TAM or an affiliate would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.
The Management Agreement provides that it may be terminated with respect to the fund at any time, without the payment of any penalty, upon 60 days’ written notice to TAM, or by TAM upon 60 days’ written notice to the fund. The fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the fund, accompanied by appropriate notice. The Management Agreement terminates automatically in the event of its “assignment” (as defined in the 1940 Act).
TAM has outsourced the provision of certain specific administrative services to State Street. State Street performs back office services to support TAM, including furnishing financial and performance information about the fund for inclusion in regulatory filings and Trustee and shareholder reports; preparing drafts of regulatory filings, Trustee materials, tax returns, and reports and budgets; tax testing; and maintaining books and records. State Street’s address is One Lincoln Street, Boston, MA 02111.
Investment Adviser of the Underlying Portfolio
BlackRock Fund Advisors (“BFA”), a wholly-owned subsidiary of BlackRock, Inc., manages the assets of the S&P 500 Index Master Portfolio pursuant to an Investment Advisory Agreement with Master Investment Portfolio (“BFA Advisory Agreement”). Subject to such further policies as the Boards of Trustees of the Trust may determine, TAM provides general supervision of Transamerica Stock Index’s investment in the S&P 500 Index Master Portfolio.
BFA provides investment guidance and policy direction in connection with the management of the S&P 500 Index Master Portfolio’s assets. As of December 31, 2020, BlackRock, Inc. had approximately $8.68 trillion in assets under management.
The BFA Advisory Agreement may be terminated without penalty on 60 days written notice by either party.
Investment Manager Compensation
TAM receives compensation calculated daily and paid monthly from the fund, at the annual rate indicated below.
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Fund Name	Percentage of Average Daily Net Assets
Transamerica Stock Index	0.07%
The S&P 500 Index Master Portfolio pays an advisory fee to BFA, which is accrued daily and payable monthly, at an annual rate of 0.01% of the Master Portfolio’s daily net assets. Prior to July 1, 2019, BFA received as compensation for its services to S&P 500 Index Master Portfolio a management fee equal to 0.04% of S&P 500 Index Master Portfolio’s average daily net assets.
The following tables set forth the total amounts of Management Fees the fund paid to TAM (after waivers/expense reimbursements and recapture), Management Fees Waived/Expenses Reimbursed by TAM to the fund, and Management Fees Recaptured by TAM from the fund, if any, for the last three fiscal years. “N/A” in the tables below indicate that the fund was not in operation during the relevant fiscal year and, accordingly, no management fees are shown.
Fund Name	Management Fees (after waivers/expense reimbursements and recapture)*			Management Fees Waived/Expenses Reimbursed
	2020	2019	2018	2020	2019	2018
Transamerica Stock Index	$67,147	$(751)	$(49,512)	$200,492	$242,677	$247,366
*
Management Fees shown reflect only amounts the fund paid to TAM and do not include the fund’s allocated share of the advisory fee and other expenses of the S&P 500 Index Master Portfolio.
Fund Name	Management Fees Recaptured
	2020	2019	2018
Transamerica Stock Index	$11,094	$11,184	$0
Administrator Services
BlackRock Advisors, LLC (“BAL”), located at 400 Howard Street, San Francisco, CA 94105, serves as the S&P 500 Index Master Portfolio’s administrator pursuant to an Administration Agreement with the portfolio. Under the Administration Agreement, BAL provides general supervision of the operations of the portfolio, other than the provision of investment advice. The administrative services provided to the portfolio also include coordination of the other services provided to the portfolio, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and interest holder reports and general supervision of data compilation in connection with preparing periodic reports to the MIP Board and MIP Officers. BAL has delegated certain of its administrative duties to State Street. In addition, BAL has agreed to bear all costs of the portfolio’s operations, except for extraordinary expenses, brokerage and other expenses connected with the execution of portfolio transactions and certain other expenses that are borne by the portfolio such as advisory fees payable to BAL. BAL is not entitled to compensation for providing administration services to the portfolio for so long as BAL is entitled to compensation for providing administration services to a corresponding feeder fund that invests substantially all of its assets in the portfolio, or either BAL or an affiliate receives advisory fees from the portfolio.
Expense Limitation
TAM has entered into an expense limitation agreement with the Trust on behalf of the fund, pursuant to which TAM has agreed to implement an expense cap to limit the ordinary operating expenses of one or more share classes of the fund. The expense caps and waived fees and/or reimbursed expenses exclude, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, and other expenses not incurred in the ordinary course of the fund’s business. TAM is permitted to recapture amounts waived and/or reimbursed to a class of the fund during the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class, but only if, after such recapture, the class’s expense ratio does not exceed the current expense cap or any other lower limit then in effect for the class. These recapture arrangements may be limited or terminated under certain circumstances. The expense limitation agreement continues automatically for one-year terms unless TAM provides written notice to the Trust prior to the end of the then-current term. In addition, the agreement will terminate automatically upon termination of the Management Agreement.
The current expense caps for the applicable share classes of the fund are listed in the table set forth below. The expense limitation arrangement cannot be terminated prior to its stated expiration date without the Board of Trustees’ consent.
Fund Name	Expense Cap Class R	Expense Cap Class R4	Expiration Date of Expense Cap
Transamerica Stock Index	0.65%	0.30%	May 1, 2022
Conflicts of Interest
TAM and its affiliates, directors, officers, employees and personnel (collectively, for purposes of this section, “Transamerica”), including the entities and personnel who may be involved in the management, operations or distribution of the funds are engaged in a variety of businesses and have interests other than those related to managing the funds. Transamerica is a global financial services company with many lines of business providing a wide range of financial services. The broad range of activities and interests of Transamerica gives rise to actual, potential and perceived conflicts of interest that could affect the funds and their shareholders.
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Certain actual and potential conflicts of interest are described below. This is not, and is not intended to be, a complete enumeration or description of all the actual and potential conflicts that may arise. Additional or unanticipated conflicts of interest may arise from time to time in the ordinary course of Transamerica’s various businesses.
TAM and the funds have adopted practices, policies and procedures that are intended to identify, manage and, where possible, mitigate conflicts of interest. There is no assurance, however, that these practices, policies and procedures will be effective, and these practices, policies and procedures also may limit the funds’ investment activities and affect their performance.
Transamerica manages or advises other funds and products in addition to the funds (collectively, the “Other Accounts”). In some cases, Transamerica oversees sub-advisers who provide day-to-day investment advice and recommendations with respect to the Other Accounts, and in other cases Transamerica itself performs all aspects of the day-to-day management. Certain Other Accounts have investment objectives similar to or the same as those of the funds and/or engage in transactions in the same types of securities and instruments as the funds. Such transactions could affect the prices and availability of the securities and instruments in which a fund invests, and could have an adverse impact on the fund’s performance. Other Accounts may buy or sell positions while the funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the funds. A position taken by Transamerica, on behalf of one or more Other Accounts, may be contrary to a position taken on behalf of a fund or may be adverse to a company or issuer in which the fund has invested.
The results of the investment activities of the funds may differ significantly from the results achieved for Other Accounts. Transamerica may give advice, and take action, with respect to any current or future Other Accounts that may compete or conflict with advice TAM may give to, or actions TAM may take for, the funds. Transamerica may receive more compensation with respect to certain Other Accounts than that received with respect to the funds or may receive compensation based on the performance of certain Other Accounts. Transamerica personnel may have greater economic and other interests in certain Other Accounts promoted or managed by such personnel as compared to the funds.
TAM and certain of its affiliates provide services including investment management, administration, investment sub-advisory, shareholder servicing, distribution, and transfer agency services to the funds and Other Accounts and earn fees from these relationships. TAM and its affiliates face conflicts of interest when the funds and Other Accounts select affiliated service providers because TAM and/or its affiliates receive greater compensation when they are used. Although these fees are generally based on asset levels, the fees are not directly contingent on fund performance and TAM and its affiliates as service providers will still receive significant compensation from the funds and Other Accounts even if shareholders lose money.
Transamerica and other financial service providers have conflicts associated with their promotion of the funds or other dealings with the funds that would create incentives for them to promote the funds. Transamerica will directly or indirectly receive a portion of the fees and/or commissions charged to the funds or their shareholders. Transamerica will also benefit from increased amounts of assets under management. These compensation matters create a financial incentive on the part of Transamerica to recommend the funds over other accounts or products or to effect transactions differently in the funds as compared to other accounts or products. Transamerica has an interest in increasing fund assets, including in circumstances when that may not be in the funds’ or their shareholders’ interests.
Transamerica and/or the funds’ sub-advisers (or their affiliates), out of their past profits and other available sources, provide cash payments or non-cash compensation to brokers and other financial intermediaries to promote the distribution of the funds and Other Accounts or the variable insurance contracts that invest in certain Other Accounts. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the funds, the Other Accounts or variable insurance contracts that invest in the Other Accounts, at least in part, based on the level of compensation paid. Revenue sharing payments benefit Transamerica to the extent the payments result in more assets being invested in the funds, Other Accounts or the variable insurance contracts that invest in the Other Accounts on which fees are being charged. Certain fund sub-advisers (or their affiliates) make revenue sharing payments to Transamerica in connection with investments by holders of variable insurance contracts and other retirement products in funds advised by the sub-adviser (or its affiliates) that are offered in Transamerica insurance and retirement products. Certain sub-advisers have funds that are offered in these products which make Rule 12b-1 and/or other payments to Transamerica. Certain fund sub-advisers (or their affiliates) also make revenue sharing payments to Transamerica for their participation in functions, events and meetings sponsored by Transamerica. These payments present certain conflicts of interest and may provide a disincentive for TAM to recommend the termination of such sub-advisers.
Certain Other Accounts are offered as investment options through variable insurance contracts offered and sold by Transamerica insurance companies. The performance of certain funds and Other Accounts impacts Transamerica’s financial exposure under guarantees that the Transamerica insurance companies provide as issuers of the variable insurance contracts. TAM’s investment decisions and the design of the applicable funds and Other Accounts may be influenced by these factors. For example, a fund or Other Account being managed or designed in a more conservative fashion may help reduce potential losses and/or mitigate financial risks to the Transamerica insurance companies that provide the guarantees, and facilitate the provision of those guaranteed benefits, including by making more predictable the costs of the guarantees and by reducing the capital needed to provide them.
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TAM serves as investment manager to and is responsible for all aspects of the day-to-day investment advice and management of certain funds and Other Accounts which operate as funds of funds that invest in affiliated underlying funds and/or Other Accounts, and TAM is subject to conflicts of interest in allocating the funds of funds’ assets among the underlying funds or Other Accounts. For certain funds and Other Accounts that operate as funds of funds, TAM has hired a sub-adviser and benefits when the sub-adviser allocates the fund of funds’ or Other Accounts’ assets to an affiliated fund. TAM has designed certain funds and Other Accounts that operate as funds of funds where only affiliated funds are underlying investment options. This means that TAM or a fund of funds’ sub-adviser, as applicable, does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for these funds and Other Accounts, even if unaffiliated funds have better investment performance or lower total expenses. TAM will receive more revenue when it or a sub-adviser selects an affiliated fund rather than an unaffiliated fund for inclusion in a fund of funds. This conflict provides an incentive for TAM to include affiliated funds as investment options for funds of funds and, when making the underlying fund selections, to cause investments by funds of funds in affiliated funds that perform less well than unaffiliated funds. The inclusion of affiliated funds will also permit TAM and/or the sub-adviser to make increased revenue sharing payments, including to Transamerica. TAM has an incentive for a fund or Other Account’s assets to be allocated to those underlying funds or Other Accounts for which the net management fees payable to TAM are higher than the fees payable by other underlying funds or Other Accounts or to those underlying funds or Other Accounts for which an affiliate of TAM serves as the sub-adviser. TAM also has an incentive for a fund or Other Account’s assets to be allocated to subscale underlying funds or Other Accounts to provide scale and reduce amounts waived and/or reimbursed by TAM to maintain applicable expense caps. Sub-advisers to certain funds of funds that are funds and certain funds of funds that are Other Accounts also have conflicts of interest in allocating the funds of funds’ assets among underlying funds and/or Other Accounts, including where the sub-adviser acts as investment adviser or sub-adviser to available underlying funds and/or Other Accounts. TAM Compliance monitors allocation changes by the funds of funds.
TAM may have a financial incentive to implement certain changes to the funds or Other Accounts. For example, TAM may, from time to time, recommend a change in sub-adviser or the combination of two or more funds. Transamerica will benefit to the extent that an affiliated sub-adviser replaces an unaffiliated sub-adviser or additional assets are combined into a fund or Other Account having a higher net management fee payable to TAM and/or that is sub-advised by an affiliate of TAM. TAM will also benefit to the extent that it replaces a sub-adviser with a new sub-adviser with a lower sub-advisory fee. Any recommendation to the Board concerning the appointment of or continued service of an affiliated sub-adviser for a fund, or a fund combination, is subject to TAM’s fiduciary duty to act in the best interests of a fund and its shareholders. Moreover, TAM’s “manager of managers” exemptive order from the SEC requires fund shareholder approval of any sub-advisory agreement appointing an affiliated sub-adviser as the sub-adviser to a fund (in the case of a new fund, the initial sole shareholder of the fund, typically an affiliate of Transamerica, may provide this approval).
The aggregation of assets of multiple fund or Other Accounts for purposes of calculating breakpoints or discounts in sub-advisory fees based on the level of assets allocated to a sub-adviser across funds and/or Other Accounts or otherwise, as applicable, give rise to actual, potential and/or perceived conflicts of interest that could disadvantage the fund and their shareholders. This aggregation of assets creates an incentive for TAM to select sub-advisers, or allocate additional assets to a sub-adviser, where the selection or allocation may serve to lower a sub-advisory fee and possibly increase the management fee retained by TAM on a fund and provides a disincentive for TAM to recommend the termination of a sub-adviser from a fund if the termination will cause the sub-advisory fee payable by TAM to increase on a fund and/or Other Account that aggregates its assets with the fund or if the assets of the fund are counted as part of a sub-advisory fee discount arrangement.
Transamerica has existing and may have potential future other business dealings or arrangements with current or proposed sub-advisers or other fund service providers (or their affiliates) recommended by TAM. Such other business dealings or arrangements present conflicts of interest that could influence TAM’s selection and retention or termination of sub-advisers or service providers. For example, TAM has an incentive to hire as a sub-adviser or other service provider an entity with which TAM or one or more of its affiliates have, or would like to have, significant or other business dealings or arrangements, and TAM has a disincentive to recommend the termination of such a sub-adviser or service provider.
TAM and/or its affiliates also derive ancillary benefits from providing investment management, administration, investment sub-advisory, shareholder servicing, distribution, and transfer agency services to the funds and Other Accounts, and providing such services to the funds and Other Accounts may enhance TAM’s and/or its affiliates’ relationships with various parties, facilitate additional business development, and enable TAM and/or its affiliates to obtain additional business and generate additional revenue.
The range of activities, services and interests of a sub-adviser may give rise to actual, potential and/or perceived conflicts of interest that could disadvantage a fund and its shareholders. Among other things, a sub-adviser’s portfolio managers may manage multiple funds and accounts for multiple clients. In addition to one or more funds, these funds and accounts may include, for example, other mutual funds, separate accounts, collective trusts, and offshore funds. Managing multiple funds and accounts may give rise to actual or potential conflicts of interest, including, for example, conflicts among investment strategies, conflicts in the allocation of limited investment opportunities, and conflicts in the aggregation and allocation of securities trades. A sub-adviser’s portfolio managers may also manage funds or accounts with different fee rates and/or fee structures, including performance-based fee arrangements. Differences in fee arrangements may create an incentive for a portfolio manager to favor higher-fee funds or accounts. A sub-adviser and/or its affiliates also may derive ancillary benefits
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from providing investment sub-advisory services to a fund, and providing such services to a fund may enhance the sub-adviser’s and/or applicable affiliate(s)’ relationships with various parties, facilitate additional business development, and enable the sub-adviser and/or affiliate to obtain additional business and generate additional revenue. Please see Appendix C for a further discussion of sub-adviser conflicts of interest.
Portfolio Manager Information
Information regarding other accounts for which any portfolio manager is primarily responsible for the day-to-day investment advice and management or recommendations, a description of any material conflict of interest that may arise in connection with the portfolio manager’s management of the fund’s investments, the structure of, and method used to determine, the compensation of each portfolio manager and the dollar range of equity securities in the fund beneficially owned by each portfolio manager are provided in Appendix C of this SAI.
Transfer Agent
TFS serves as the transfer agent, withholding agent and dividend disbursing agent for the fund. As transfer agent, TFS maintains an account for each shareholder of the fund and performs other transfer agency functions. TFS has outsourced the provision of certain transfer agency services to DST Asset Manager Solutions, Inc., located at 2000 Crown Colony Drive, Quincy, MA 02169.
Class R and R4 shares do not pay sub-transfer agency fees directly, but TFS may use its available resources to pay for sub-transfer agency services for any share class, including those that pay sub-transfer agency fees directly.
Each share class pays the following transfer agency fees and, as applicable, sub-transfer agency fees:
Class R*
Open Account	$24.00 per account
Closed Account	$2.00 per account
Class R4*
Asset Fee to TFS	0.75 bps
*Applicable out-of-pocket expenses including, but not limited to, quarterly shareholder statements and postage, will be charged directly to the fund.
Transaction requests should be mailed to Transamerica Funds, P.O. Box 219945, Kansas City, MO 64121-9945 or Transamerica Funds, 330 W. 9th Street, Kansas City, MO 64105 (for overnight mail).
There were no brokerage credits received for the periods ended December 31, 2020, 2019 and 2018.
Custodian
State Street, located at One Lincoln Street, Boston, MA 02111, serves as the Trust’s custodian.
State Street, among other things, maintains a custody account or accounts in the name of the fund, receives and delivers all assets for the fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the fund and makes disbursements on behalf of the fund. State Street neither determines the fund’s investment policies nor decides which securities the fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also acts as the fund’s securities lending agent and receives a share of the income generated by such activities.
Securities Lending Activities
To the extent the fund engages in securities lending activities, the services provided by State Street as securities lending agent would include: selection of securities to be loaned; locating borrowers previously approved by the fund’s board; negotiation of loan terms; monitoring daily the value of the loaned securities and collateral; requiring additional collateral as necessary; investing cash collateral in accordance with the fund’s instructions; marking to market non-cash collateral; maintaining custody of non-cash collateral; recordkeeping and account servicing; monitoring dividend activity and material proxy votes relating to loaned securities; transferring loaned securities; recalling loaned securities in accordance with the fund’s instructions; and arranging for return of loaned securities to the fund at loan termination. Transamerica Stock Index does not currently participate in securities lending.
Independent Registered Public Accounting Firm
Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116, serves as the Trust’s independent registered public accounting firm, and provides audit services and tax return review services.
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Distributor and Distribution Plan
Distributor
Under the Underwriting Agreement, Transamerica Capital, Inc. (“TCI”), located at 1801 California Street, Suite 5200, Denver, CO 80202, is appointed as principal underwriter and distributor in connection with the offering and sale of shares of the fund. TCI is an affiliate of TAM. TCI offers the shares on an agency or “best efforts” basis under which the fund issues only the number of shares actually sold. Shares of the fund are continuously offered by TCI.
The Underwriting Agreement is renewable from year to year with respect to the fund if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.
The Underwriting Agreement is terminable with respect to the fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by TCI, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Underwriting Agreement will automatically and immediately terminate in the event of its assignment.
“N/A” in the tables below indicates that the fund was not in operation during the relevant fiscal year or had share classes with no underwriting commissions, accordingly, no information is shown.
Underwriting Commission
Fund Name	Commissions Received for the Period Ended December 31			Commissions Retained for the Period Ended December 31
	2020	2019	2018	2020	2019	2018
Transamerica Stock Index	N/A	N/A	N/A	N/A	N/A	N/A

Fund Name	For the Period Ended December 31, 2020
	Net Underwriting Discounts and Commissions	Compensation on Redemptions & Repurchases	Brokerage Commissions	Other Compensation
Transamerica Stock Index	N/A	N/A	N/A	$1,520,063
Distribution Plan
The Trust adopted a distribution plan (“12b-1 Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act applicable to Class R and Class R4 shares of the funds.
The fund’s 12b-1 Distribution Plan permits the fund to pay fees to TCI and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the 12b-1 Distribution Plan, the fund would not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. Under the 12b-1 Distribution Plan, the fund may pay the fees to the Distributor and others until the 12b-1 Distribution Plan is terminated or not renewed.
The 12b-1 Distribution Plan will remain in effect for successive one year periods, so long as such continuance is approved annually by vote of the fund’s Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such continuance. For so long as the 12b-1 Distribution Plan is in effect, selection and nomination of the Trustees who are not interested persons of the fund shall be committed to the discretion of the Trustees who are not interested persons of the fund.
The 12b-1 Distribution Plan may be amended by vote of the Trustees, including a majority of the Independent Trustees of the fund that have no direct or indirect financial interest in the operation of the 12b-1 Distribution Plan or any agreement relating thereto, cast in person at a meeting called for that purpose. Any amendment of the 12b-1 Distribution Plan that would materially increase the costs to the fund requires approval by the shareholders of the fund.
Any amendment of the 12b-1 Distribution Plan that would materially increase the costs to a particular class of shares of the fund also requires approval by the shareholders of that class.
A 12b-1 Distribution Plan may be terminated as to a class of shares of the fund at any time by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the applicable class.
Under the 12b-1 Distribution Plan for Class R shares, a fund may pay TCI and/or financial intermediaries annual distribution and service fees of up to 0.50% of the average daily net assets of the fund’s Class R shares. For Class R4 shares, the fund may pay TCI and/or financial intermediaries annual distribution and service fees of up to 0.25% of the average daily net assets of the fund’s Class R4 shares.
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Because each Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Financial intermediaries that receive distribution and/or service fees may in turn pay and/or reimburse all or a portion of these fees to their customers. The prospectus contains a description of distribution and service fees payable under the 12b-1 Distribution Plan with respect to the shares offered in that prospectus.
TCI may use the fees payable under the 12b-1 Distribution Plan as it deems appropriate to pay for activities or expenses primarily intended to result in the sale of Class R or Class R4 shares, or in personal service to and/or maintenance of these shareholder accounts.
More specifically, these fees may be used by TCI or a financial intermediary for expenses related to a fund, including: costs of printing and distributing the fund prospectuses, statements of additional information and reports to prospective investors in the fund; costs involved in preparing, printing and distributing sales literature pertaining to the fund and reports for persons other than existing shareholders; an allocation of overhead and other branch office distribution-related expenses of TCI or a financial intermediary; payments made to, and expenses of, a TCI or a financial intermediary and other persons who provide support or personal services to shareholders in connection with the distribution of the fund’s shares; and interest-related expenses, or the cost of capital associated with, the financing of any of the foregoing. In the case of funds or classes of shares that are closed to new investors or investments, TCI also may use the fees payable under the 12b-1 Distribution Plan to make payments to brokers and other financial intermediaries for past sales and distribution efforts.
In the case of the fund or a class of shares that is closed to new investors or investments, the fees are paid for services to and for maintenance of existing shareholder accounts and compensation of broker-dealers or other intermediaries for past sales and distribution efforts.
In determining whether to approve the 12b-1 Distribution Plan and the Distribution Agreement, the Trustees considered the anticipated benefits to shareholders from adopting the 12b-1 Distribution Plan and Distribution Agreement. The Trustees were informed by representatives of TCI that payments of distribution-related expenses by the fund under the 12b-1 Distribution Plan would provide incentives to TCI to establish and maintain an enhanced distribution system whereby new investors will be attracted to the fund. The Trustees believe the 12b-1 Distribution Plan will enable the fund to promote sales of its shares and provide personal service and maintenance with respect to shareholder accounts as appropriate for the fund. In turn, these promotion efforts are expected to result in increased sales and lead to an increase in the fund’s net asset levels, which should enable the fund to achieve economies of scale and lower their per-share operating expenses. In addition, higher net asset levels could enhance the investment management of the fund, for net inflows of cash from new sales may enable the fund’s investment manager to take advantage of attractive investment opportunities. Finally, reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the capital necessary to meet redemption requests.
The 12b-1 Distribution Plan requires that at least quarterly the Trust and the Distributor shall provide to the Board of Trustees and the Board of Trustees shall review a written report of the amounts expended (and the purposes therefor) under the 12b-1 Distribution Plan.
Distribution Fees Paid Under the 12b-1 Distribution Plan
The table below shows the total dollar amounts paid to the Distributor for the last three fiscal years.
Fund	Fiscal Year Ended December 31, 2020	Fiscal Year Ended December 31, 2019	Fiscal Year Ended December 31, 2018
Transamerica Stock Index	$555,691	$660,308	$53,046
For the fiscal year ended December 31, 2020, Class R and Class R4 shares of the fund paid $902,247 and $617,816, respectively, to Transamerica Investors Securities Corporation.
The table below shows total distribution and service fees and expenses paid to the Distributor for the fiscal year ended December 31, 2020 with respect to Class R and Class R4 shares of the fund.
Transamerica Stock Index
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$0	$0
Compensation to Sales Personnel	$7,401	$265,207
Printing and Postage	$546	$6,963
Promotional Expenses	$2,487	$31,746
Travel	$1,178	$15,033
Office and Other Expenses	$16,357	$208,773
TOTALS	$27,969	$527,722
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Purchase, Redemption and Pricing of Shares
Shareholder Accounts
Detailed information about general procedures for Shareholder Accounts and specific types of accounts is set forth in the fund’s prospectus.
Purchase of Shares
Class R and Class R4 Shares
As stated in the prospectus, the fund currently offers investors a choice of two classes of shares: Class R and Class R4 shares. Not all Transamerica Funds offer all classes of shares.
Class R shares are intended for purchase by participants in certain retirement plans as described in the prospectus. Class R shares are generally intended for purchase by smaller retirement plan clients of Transamerica Retirement Solutions, LLC. Class R shares are only offered through 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans (eligible retirement plans). Class R shares are available only to eligible retirement plans where Class R shares are held on the books of the fund through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
Class R4 shares are generally intended for purchase by larger retirement plan clients of Transamerica Retirement Solutions, LLC. As stated in the prospectus, Class R4 shares of the fund are intended for purchase by participants in certain retirement plans described below and under the following conditions:
•
401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans).
•
Class R4 shares are available only to eligible retirement plans where Class R4 shares are held on the books of the fund through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
•
The plan’s record-keeper or financial service firm serving as an intermediary must have an agreement with Transamerica Funds or its agents to utilize Class R4 shares in certain investment products or programs.
Shareholders whose investments are transferred from one class of shares of a Transamerica fund to another class of shares of the same Transamerica fund for administrative or eligibility reasons also may qualify for a waiver or reduction of sales charges and/or redemption charges in connection with the exchange.
The fund reserves the right to make additional exceptions or otherwise to modify the foregoing policies at any time.
Information regarding sales charges can be found (free of charge) on the Transamerica Funds website at https://www.transamerica.com/individual/what-we-offer/education/learning-center/. Scroll down to “Get smart with investing basics” and click on “Three important considerations” and click on “download” to download the guide.
Redemption of Shares
Shareholders may redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption order by the transfer agent, in proper form. Payment will normally be sent within two business days of the receipt of a redemption request in good order, but in any event within seven days, regardless of the method the fund uses to make such payment (e.g., check, wire or electronic funds transfer (ACH)). However, redemption payments may be delayed up to ten calendar days if the shares being redeemed were recently purchased by check or electronic funds transfer. The value of shares on redemption may be more or less than the shareholder’s cost, depending upon the market value of the fund’s net assets at the time of redemption.
Shares will normally be redeemed for cash, although the fund retains the right to wholly or partly redeem its shares in kind, under unusual circumstances (such as adverse or unstable market, economic, or political conditions), in an effort to protect the interests of the remaining shareholders by the delivery of securities selected from its assets at its discretion. Transamerica Funds has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which a fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or in kind. On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. The disposal of the securities received in-kind by redeeming shareholders may be subject to brokerage costs and, until sold, such securities remain subject to market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the fund pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “Net Asset Value Determination,” and such valuation will be made as of the same time the redemption price is determined. The fund may pay redemption proceeds with cash obtained through short-term borrowing arrangements, if available.
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Redemption of shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (2) the SEC permits such suspension and so orders; or (3) an emergency exists as determined by the SEC so that disposal of securities and determination of net asset value is not reasonably practicable.
Share Conversion
If you hold Class R or Class R4 shares and are eligible for purchase of Class I shares (as described in the Class I prospectus), you may be eligible to convert your shares to Class I shares of the same fund, subject to the discretion of Transamerica Fund Services, Inc. to permit or reject such a conversion. Please contact your financial adviser or Customer Service for conversion requirements and instructions.
Net Asset Valuation (“NAV”) Determination
How Share Price Is Determined
The price at which shares are purchased or redeemed is the NAV, plus any applicable sales charge, that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund, an authorized intermediary, or the mail processing center located in Kansas City, Missouri.
When Share Price Is Determined
The NAV of the fund (or class thereof) is determined on each day the NYSE is open for business as of the scheduled close of regular trading (normally 4:00 p.m. Eastern time). If the NYSE closes at another time, the fund will calculate a NAV for each class of shares as of the scheduled closing time. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the value of a fund’s foreign securities may change on days when shareholders will not be able to buy or sell shares of the fund). These securities will be valued pursuant to the fund’s Pricing and Valuation procedures for such securities.
Purchase orders received in good order and accepted, and redemption orders received in good order, as of the scheduled close of regular trading of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.
How NAV Is Calculated
The NAV of a fund (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the fund (or class) that are then outstanding.
The Board has approved procedures to be used to value the fund’s securities for purposes of determining the fund’s NAV. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. While the Board has primary responsibility to shareholders for valuation of portfolio securities, the Board has delegated certain valuation functions for the fund to TAM.
In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Fund securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the last bid price. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the fund uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end funds (other than ETF shares) are generally valued at the NAV reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.
When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The Board reviews all fair value determinations typically at its regularly
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scheduled meetings. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.
Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the fund’s valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.
Brokerage
Subject to policies established by the Board, TAM or a sub-adviser, as applicable, is responsible for placement of a fund’s securities transactions. In placing orders, it is the policy of a fund to seek to obtain the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, TAM or the sub-adviser, as applicable, having in mind the fund’s best interests, considers all factors it deems relevant, including: the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions; trade confidentiality including anonymity; and research products and services provided, which include: (i) furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities and (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories) that assist TAM or a sub-adviser, as applicable, in carrying out its responsibilities.
Decisions as to the selection of broker-dealers and the assignment of fund brokerage business for a fund and negotiation of its commission rates are made by TAM or the sub-adviser, as applicable, whose policy is to seek to obtain “best execution” (prompt and reliable execution at the most favorable security price) of all fund transactions. In doing so, a fund may pay higher commission rates than the lowest available when its sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.
There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the over-the-counter markets, but the price paid by a fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the U.S.
It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, TAM or a sub-adviser, as applicable, may receive services from many broker-dealers with which TAM or a sub-adviser, as applicable, places a fund’s portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The services obtained through brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by TAM or a sub-adviser, as applicable. The expenses of TAM or a sub-adviser, as applicable, will not necessarily be reduced as a result of the receipt of such supplemental information. TAM or a sub-adviser, as applicable, may use such services in servicing other accounts in addition to the respective fund. Conversely, services provided to TAM or a sub-adviser, as applicable, by broker-dealers in connection with trades executed on behalf of other clients of TAM or a sub-adviser, as applicable, may be useful to TAM or a sub-adviser, as applicable, in managing the fund, although not all of these services may be necessarily useful and of value to TAM or a sub-adviser, as applicable, in managing such other clients. The receipt of such services enables TAM or a sub-adviser, as applicable, to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.
In reliance on the “safe harbor” provided by Section 28(e) of the Exchange Act and the SEC’s interpretive guidance thereunder, TAM or a sub-adviser, as applicable, may cause a fund to pay a broker-dealer that provides “brokerage and research services” (as defined for purposes of Section 28(e)) to TAM or a sub-adviser, as applicable, an amount of commission for effecting a securities transaction for the fund in excess
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of the commission that another broker-dealer would have charged for effecting that transaction if TAM or a sub-adviser, as applicable, determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer. If TAM or a sub-adviser, as applicable, determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, TAM or a sub-adviser, as applicable, will allocate the costs of such service or product accordingly. The portion of the product or service that TAM or a sub-adviser, as applicable, determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for TAM or a sub-adviser, as applicable. Conversely, such supplemental information obtained by the placement of business for TAM or a sub-adviser, as applicable, will be considered by and may be useful to TAM or a sub-adviser, as applicable, in carrying out its obligations to a fund.
TAM or a sub-adviser, as applicable, may place transactions for the purchase or sale of portfolio securities with affiliates of TAM or the sub-adviser. A sub-adviser may place transactions with a broker-dealer that is an affiliate of TAM or the sub-adviser where, in the judgment of the sub-adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of TAM or the sub-adviser may receive and retain compensation for effecting portfolio transactions for the fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by the fund do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”
TAM or a sub-adviser to a fund, as applicable, to the extent consistent with the best execution and with TAM’s usual commission rate policies and practices, may place security transactions with broker/dealers with which the Trust has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the fund. In no event will commissions paid by a fund be used to pay expenses that would otherwise be borne by any other fund in the Trust, or by any other party. These commissions are not used for promoting or selling fund shares or otherwise related to the distribution of fund shares.
Securities held by a fund may also be held by other separate accounts, mutual funds or other accounts for which TAM or a sub-adviser, as applicable, serves as an adviser, or held by TAM or a sub-adviser for their own accounts. Because of different investment objectives or other factors, a particular security may be bought by TAM or a sub-adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a fund or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of TAM or a sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.
On occasions when TAM or a sub-adviser, as applicable, deems the purchase or sale of a security to be in the best interests of a fund as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the fund with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by TAM or the sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the fund and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a fund.
The Board of the Trust reviews on a quarterly basis the brokerage placement practices of TAM or a sub-adviser, as applicable, on behalf of a fund, and reviews the prices and commissions, if any, paid by the fund to determine if they were reasonable.
Brokerage Commissions Paid
The fund paid the aggregate brokerage commissions indicated for the last three fiscal years:
“N/A” in the table below indicates that the fund was not in operation during the relevant fiscal year and, accordingly, no commissions are shown.
Fund Name	Brokerage Commissions Paid (including affiliated commissions)						Affiliated Brokerage Commissions Paid
	2020($)	2020(%)	2019($)	2019(%)	2018($)	2018(%)	2020($)	2020(%)	2019($)	2019(%)	2018($)	2018(%)
Transamerica Stock Index	0	0	0	0	0	0	0	0	0	0	0	0
^ Brokerage Commissions Paid by the fund as a percentage of overall Brokerage Commissions Paid by all Transamerica Funds.
* Affiliated Brokerage Commissions Paid by the fund as a percentage of total Brokerage Commissions Paid by the fund.
Brokerage Commissions Paid for Research
The following table provides an estimate of brokerage commissions that were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2020.
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Fund Name	Paid as of December 31, 2020
Transamerica Stock Index	$0
The estimates above are based upon custody data provided to CAPIS and were calculated using the following methodology: Total Commissions minus transactions executed at discounted rates and/or directed to the fund’s commission recapture program equals total research commissions. USD transactions executed at commission rates below $.02 per share, non-USD developed market transactions executed at 8 basis points and below, and non-USD emerging market transactions executed at 12 basis points and below are considered to be executed at discounted rates. For example, Commission paid on USD transactions at rates at or above $.02 per share and not directed for commission recapture are assumed to be paid to brokers that provide research and brokerage services within the scope of Section 28(e) of the Exchange Act. Commissions paid on fixed price offerings and transactions in futures and options are not included in this analysis.
Securities of Regular Broker Dealers
During the fiscal year ended December 31, 2020, the fund did not purchase securities issued by regular broker-dealers of Transamerica Funds.
Principal Shareholders and Control Persons
Principal Shareholders
To the knowledge of the Trust, as of September 10, 2021, the following persons owned beneficially or of record 5% or more of the outstanding shares of a class of the fund indicated.
Name & Address	Fund Name	Class	Percent
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Stock Index	R	92.29%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Stock Index	R	7.71%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Stock Index	R4	100.00%
Unless otherwise noted, the address of each investor is c/o TAM, 1801 California Street, Suite 5200, Denver, CO 80202.
Control Persons
Any shareholder who holds beneficially 25% or more of the fund may be deemed to control the fund until such time as it holds beneficially less than 25% of the outstanding common shares of the fund. Any shareholder controlling the fund may be able to determine the outcome of issues that are submitted to shareholders for vote, and may be able to take action regarding the fund without the consent or approval of the other shareholders.
To the knowledge of the Trust, as of September 10, 2021, the shareholders who held beneficially 25% or more of the fund were as follows:
Name & Address	Fund Name	Percentage of Fund Owned
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Stock Index	48.65%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Stock Index	47.28%
Unless otherwise noted, the address of each investor is c/o TAM, 1801 California Street, Suite 5200, Denver, CO 80202.
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Management Ownership
To the knowledge of the Trust, as of September 10, 2021, the Trustees and officers as a group owned less than 1% of any class of the fund’s outstanding shares.
Further Information About the Trust and the Fund
The Trust is organized as a Delaware statutory trust. Delaware law provides a statutory framework for the powers, duties, rights and obligations of the Trustees and shareholders of the Trust, while the more specific powers, duties, rights and obligations of the Trustees and the shareholders are determined by the Trustees as set forth in the Trust’s Amended and Restated Declaration of Trust (“Declaration”) dated as of December 10, 2015, and the Trust’s Bylaws, as may be amended from time to time. Every shareholder, by virtue of purchasing shares and becoming a shareholder, agrees to be bound by the terms of the Declaration. Some of the more significant provisions of the Declaration are described below.
Shareholder Voting. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the Trustees without seeking the consent of shareholders. A fund is not required to hold an annual meeting of shareholders, but a fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the net asset value, in U.S. dollars, of those shares determined at the close of business on the record date. All shareholders of record of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares. There is no cumulative voting on any matter submitted to a vote of the shareholders.
Election and Removal of Trustees. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by a vote or consent of the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that any Trustee may be removed by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.
Amendments to the Declaration. The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust, that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.
Issuance and Redemption of Shares. A fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. All shares offered pursuant to the prospectus of a fund, when issued, will be fully paid and non- assessable. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. A fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a fund with identification required by law, or if the fund is unable to verify the information received from the shareholder or the shareholder fails to provide the required information. In addition, as discussed below, shares may be redeemed in connection with the closing of small accounts.
Disclosure of Shareholder Holdings. The Declaration specifically requires shareholders, upon demand, to disclose in writing to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.
Small Accounts. The Declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.
Shareholder, Trustee and Officer Liability. The Declaration provides that shareholders are not personally liable for the obligations of a fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. A fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder.
The Declaration provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or any series, in connection with the affairs of the Trust. The Declaration also provides that no Trustee, officer or employee of the Trust owes
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any duty to any person (including without limitation any shareholder), other than the Trust or any series. Each Trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust. All actions and omissions of Trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.
The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.
The Declaration provides that any Trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent Trustee, audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.
Derivative and Direct Actions. The Declaration provides a detailed process for the bringing of derivative or direct actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder claims, demands and derivative actions.
Prior to bringing a derivative action, the Declaration requires that a demand by no fewer than three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The Trustees have a period of 90 days, which may be extended by up to an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand (or a committee comprised of some or all of such Trustees), with the assistance of counsel who may be retained by such Trustees on behalf and at the expense of the Trust, determine that a suit should be maintained, then the Trust will commence the suit and the suit generally will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the funds, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not consistent with the standard of performance required of the Trustees in performing their duties. If a demand is rejected, each complaining shareholder will be responsible, jointly and severally with any and all other complaining shareholders, for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose.
The Declaration provides that no Shareholder may bring a direct action claiming injury as a shareholder of the Trust, or any series or class thereof, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of a series or class, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the series or class, generally. Under the Declaration, a shareholder bringing a direct claim must be a shareholder of the series or class with respect to which the direct action is brought at the time of the injury complained of, or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time.
If a derivative or direct action is brought in violation of the Declaration, each shareholder who commences or maintains such action will be required. jointly and severally, to reimburse the Trust for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the action if the action is dismissed on the basis of the failure to comply with the Declaration. In addition, if a court determines that any derivative action has been brought without reasonable cause or for an improper purpose, the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the action will be borne, jointly and severally, by each shareholder who commenced the action.
The Declaration further provides that a fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder bring a derivative or direct claim only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Trust or a fund be brought only in the U.S. District Court for the Southern District of New York, or if not permitted to be brought in federal court, then in the New York Supreme Court sitting in New York County with assignment to the Commercial Division to the extent such assignment is permitted under the applicable court rules, and that the right to jury trial be waived to the fullest extent permitted by law.
Series and Classes. The Declaration provides that the Trustees may establish series and classes in addition to those currently established and that the Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees
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may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class. Each share of a fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.
The shares of beneficial interest of the Trust are divided into twelve classes: Class A, Class C, Class I, Class I2, Class I3, Class R, Class R1, Class R2, Class R3, Class R4, Class R6 and Class T. Not all funds offer all classes of shares. See a fund’s prospectus for a discussion of which classes of shares of that fund are available for purchase and who is eligible to purchase shares of each class. Class A, Class C, Class I, Class I2, Class R1, Class R3, Class R6 and Class T are discussed in separate SAIs. Each class represents interests in the same assets of the fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to its plan of distribution or any other matter appropriately limited to that class; the classes are subject to differing sales charges as described in the prospectus; Class A, Class C, Class R, Class R1, Class R2, Class R3 and Class R4 shares are subject to ongoing distribution and service fees. Class I, Class I2, Class I3, Class R6 and Class T shares have no annual distribution and service fees. Each class may bear differing amounts of certain class-specific expenses, and each class has a separate exchange privilege. Class T shares are not available to new investors; only existing Class T shareholders may purchase additional Class T shares. On November 30, 2009, all shares previously designated as Class I shares were re-designated as Class I2 shares. On February 10, 2012, all shares previously designated as Class P shares were converted into Class I shares. On October 13, 2017, Class R shares of Transamerica Government Money Market were renamed Class R2 shares. On March 31, 2021, Transamerica Government Money Market was closed to most new investors; only existing investors of Transamerica Government Money Market, asset allocation funds and other investment products in which Transamerica Government Money Market is currently an underlying investment option, retirement plans in which Transamerica Government Money Market is a plan option, and any plan that is or becomes a part of a multiple plan exchange recordkeeping platform that includes Transamerica Government Money Market as a plan option may continue to purchase shares of Transamerica Government Money Market.
The Trust does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same fund by virtue of these classes. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action.
Dividends and Other Distributions
An investor may choose among several options with respect to dividends and capital gains distributions payable to the investor. Dividends or other distributions will be paid in full and fractional shares at the net asset value determined as of the ex-dividend date unless the shareholder has elected another distribution option as described in the prospectus. Transaction confirmations and checks for payments designated to be made in cash generally will be mailed on the payable date. The per share income dividends on Class R shares of the fund are anticipated to be lower than the per share income dividends on Class R4 shares of the fund as a result of higher distribution and service fees applicable to Class R shares.
Taxes
The fund has qualified, and expects to continue to qualify, for treatment as a regulated investment company (a “RIC”) under the Code. In order to qualify for that treatment, the fund must distribute to its shareholders for each taxable year at least the sum of 90% of its investment company taxable income, computed without regard to the dividends-paid deduction, and 90% of its net exempt-interest income, if any (the “Distribution Requirement”). The fund must also meet several other requirements. These requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships; (2) at the close of each quarter of the fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities (limited in respect of any one issuer of such other securities to an amount not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of the issuer); and (3) at the close of each quarter of the fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, in securities (other than securities of other RICs) of two or more issuers that the fund controls and that are engaged in the same, similar or related trades or businesses, or in securities of one or more qualified publicly traded partnerships.
If the fund qualifies as a RIC and timely distributes to its shareholders substantially all of its net income and net capital gains, then the fund should have little or no income taxable to it under the Code. If the fund meets the Distribution Requirement but retains some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at the regular corporate rate on the amounts retained. The fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on that undistributed amount against their federal
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income tax liabilities and to claim refunds to the extent such credits exceed those liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.
For U.S. federal income tax purposes, the fund is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the fund and may not be distributed as such to shareholders. Generally, the fund may not carry forward any losses other than net capital losses. Under certain circumstances, the fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.
Assuming the fund has sufficient earnings and profits, its shareholders generally are required to include distributions from the fund (whether paid in cash or reinvested in additional shares) as (1) ordinary income, to the extent the distributions are attributable to the fund’s investment income (except for qualified dividend income as discussed below), net short-term capital gain and certain net realized foreign exchange gains or (2) capital gains, to the extent of the fund’s net capital gain (i.e., the fund’s net long-term capital gains over net short-term capital losses).
If the fund fails to qualify for treatment as a RIC, the fund will be subject to U.S. federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to its shareholders (including distributions that would otherwise qualify as capital gain dividends) will constitute ordinary dividend income to the extent of the fund’s available earnings and profits. Under certain circumstances, the fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so, the fund may incur significant fund-level taxes and may be forced to dispose of certain assets.
Distributions by the fund in excess of its current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) each shareholder’s tax basis in its shares, and any distributions in excess of that basis will be treated as gain from the sale of shares, as discussed below.
The fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income (for that calendar year) and capital gain net income (for the one-year period generally ending on October 31 of that year), increased or decreased by certain other amounts. The fund intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.
Although dividends generally will be treated as distributed when paid, any dividend declared by the fund in October, November or December, payable to shareholders of record during such a month, and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain distributions made after the close of a taxable year of the fund may be “spilled back” and treated for certain purposes as paid by the fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a RIC’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the RIC when they are actually paid.
U.S. federal income tax law generally taxes noncorporate taxpayers on long-term capital gains and on “qualified dividend income” at rates of up to 20%. Certain capital gain dividends attributable to dividends received from U.S. REITs may be taxable to noncorporate shareholders at a rate of 25%.
Other distributions, including distributions of earnings from, in general, dividends paid to the fund that are not themselves qualified dividend income to the fund, interest income, other types of ordinary income and short-term capital gains, will generally be taxed at the ordinary income tax rate applicable to the taxpayer.
Qualified dividend income generally means dividend income received from a fund’s investments in common and preferred stock of U.S. companies and stock of certain “qualified foreign corporations,” provided that certain holding period and other requirements are met by both the fund and the shareholder receiving a distribution of the dividend income. If 95% or more of the fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, that fund may report all distributions of such income as qualified dividend income.
A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the U.S. or it is eligible for the benefits of certain income tax treaties with the U.S. and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the U.S. Passive foreign investment companies are not qualified foreign corporations for this purpose.
A dividend that is attributable to qualified dividend income of the fund and that is paid by the fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became “ex-dividend” with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as
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investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter. Dividends received by the fund from real estate investment trusts (“REITs”) generally do not qualify for treatment as qualified dividend income.
Certain dividends received by the fund, or attributable to dividends received by the portfolio, from U.S. corporations (generally, dividends received by the fund or the portfolio in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately reported by the fund may be eligible for the 50% dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to the fund from other RICs are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. The applicable holding period requirements must also be satisfied by the fund and the portfolio. Any corporate shareholder should consult its tax advisor regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.
Any fund distribution (other than a dividend that is declared on a daily basis) will have the effect of reducing the per share net asset value of shares in the fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any dividend distribution that is not declared daily may thus pay the full price for the shares then effectively receive a portion of the purchase price back as a taxable distribution.
The U.S. federal income tax status of all distributions will be reported to shareholders annually.
A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates or trusts. For these purposes, interest, dividends and certain capital gains are generally taken into account in computing a shareholder’s net investment income.
Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.
If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the fund’s gross income not as of the date received, but as of the later of (a) the date such stock became ex-dividend with respect to such dividends or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
Redemptions, sales and exchanges generally are taxable events for shareholders that are subject to tax. This capital gain or loss may be long-term or short-term, generally depending upon the shareholder's holding period for the shares. For tax purposes, a loss will be disallowed on the redemption, sale or exchange of shares if the disposed of shares are replaced (including replacement by shares acquired pursuant to a dividend reinvestment plan) within a 61-day period beginning 30 days before and ending 30 days after the date of the redemption, sale or exchange of such shares. Should the replacement of such shares fall within this 61-day period, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on its disposition of fund shares held by the shareholder for six months or less may be disallowed to the extent of any exempt-interest dividends paid with respect to such shares, and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).
Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of RICs are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
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The fund and the portfolio may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, the fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund for that taxable year. If at least 50% of the fund’s total assets at the close of each quarter of a taxable year consist of interests in other RICs, the fund may make the same election and pass through to its shareholders their pro rata shares of qualified foreign taxes paid by those other RICs and passed through to the fund for that taxable year. If the fund so elects, its shareholders would be required to include the passed-through taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and as described below may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.
Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If the fund qualifies to make, and makes, the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the fund or those other RICs for that taxable year in computing their income subject to U.S. federal income taxation or, alternatively, claim them as credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the fund or those other RICs, although such shareholders will be required to include their shares of such taxes in gross income if the fund makes the election described above. No deduction for such taxes will be permitted to individuals in computing their AMT liability.
If the fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the fund that is deemed, under the Code, to be U.S.-source income in the hands of the fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the fund or other RICs in which the fund invests. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If the fund does make the election, it will provide required tax information to shareholders. RICs generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements. Under certain circumstances, if the fund or the portfolio receives a refund of foreign taxes paid in respect of a prior year, the value of the fund’s and the portfolio’s shares could be affected, or any foreign tax credits or deductions passed through to shareholders in respect of the foreign taxes for the current year could be reduced.
The following paragraphs are intended to disclose risks of investments that the fund may make through the portfolio. Thus, references in the following paragraphs to the fund should also be read to include references to the portfolio.
Options, Futures and Forward Contracts and Swap Agreements: Certain options, futures contracts, and forward contracts in which the fund may invest may be “Section 1256 contracts.” Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by the fund at the end of each taxable year are “marked to market” with the result that unrealized gains or losses are treated as though they were realized. In order to distribute any such gains, satisfy the distribution requirements applicable to RICs and avoid taxation, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.
Generally, the hedging transactions undertaken by the fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the fund. In addition, losses realized by the fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to the fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by the fund, which is taxed as ordinary income when distributed to shareholders.
The fund may make one or more of the elections available under the Code which are applicable to straddles. If the fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.
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Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.
Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been promulgated, the tax consequences of such transactions are not entirely clear. The fund intends to account for such transactions in a manner deemed by it to be appropriate, but the IRS might not accept such treatment. If it did not, the status of the fund as a RIC might be affected.
The requirements applicable to the fund’s qualification as a RIC may limit the extent to which the fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.
Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to qualified dividend income to instead be taxed at the rate of tax applicable to ordinary income.
Original Issue Discount: If the fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt income, including any such accrued income, to qualify for treatment as a RIC under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the fund.
Constructive Sales: The constructive sale rules may affect timing and character of gain if the fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the fund enters into certain transactions in property while holding substantially identical property, the fund will be treated as if it had sold and immediately repurchased the property and will be taxed on any gain (but not loss) from the constructive sale. The character of any gain from a constructive sale will depend upon the fund’s holding period in the property. Any loss from a constructive sale will be recognized when the property is subsequently disposed of, and the character of such loss will depend on the fund’s holding period and the application of various loss deferral provisions of the Code.
Real Estate Investment Trusts (REITs): For tax years beginning after December 31, 2017 and before January 1, 2026, a noncorporate taxpayer is generally eligible for a deduction of up to 20% of the taxpayer’s “qualified REIT dividends.” If a fund receives dividends (other than capital gain dividends) in respect of U.S. REIT shares, the fund may report its own dividends as eligible for the 20% deduction, to the extent the fund’s income is derived from such qualified REIT dividends, as reduced by allocable Fund expenses. In order for the fund’s dividends to be eligible for this deduction when received by a noncorporate shareholder, the fund must meet certain holding period requirements with respect to the U.S. REIT shares on which the fund received the eligible dividends, and the noncorporate shareholder must meet certain holding period requirements with respect to the fund shares.
Foreign Currency Transactions: Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the fund accrues income or expenses denominated in a foreign currency (or determined by reference to the value of one or more foreign currencies) and the time that the fund actually receives or makes payment of such income or expenses, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition generally are also treated as ordinary gain or loss. The fund may elect to treat this foreign currency income as capital gain or capital loss.
Backup Withholding: The fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify that the Social Security Number or other Taxpayer Identification Number they provide is correct and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.
Cost Basis: The fund will report to the IRS the amount of sale proceeds that a shareholder receives from a sale or exchange of fund shares. For sales or exchanges of shares acquired on or after January 1, 2012, the fund will also report basis and acquisition date information in those shares and the character of any gain or loss that the shareholder realizes on the sale or exchange (i.e., short-term or long-term). If a shareholder has a different basis for different shares of the fund in the same account (e.g., if a shareholder purchased fund shares in the same account when the shares were at different prices), the fund or the shareholder’s Service Agent (banks, broker-dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the fund’s distributor to sell shares of the fund), as applicable, will calculate the basis of the shares sold using its default
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method unless the shareholder has properly elected to use a different method. The fund’s default method for calculating basis will be the average cost method. A shareholder may elect, on an account-by-account basis, to use a method other than average cost by following procedures established by the fund or the shareholder’s Service Agent, as applicable. For purposes of calculating and reporting basis, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will generally be treated as held in separate accounts. If a shareholder elects to use a different method of basis calculation, the application of that method will depend on whether shares in an account have already been sold or exchanged. For information regarding available methods for calculating cost basis and procedures for electing a method other than the average cost method, shareholders who hold their shares directly with a fund may call the fund at 1-888-233-4339 Monday through Friday during the hours of operation as posted on the funds’ web site at www.transamerica.com/contact-us. Shareholders who hold shares through a Service Agent should contact the Service Agent for information concerning the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average cost method or electing another method of basis calculation.
Taxation of Non-U.S. Shareholders: Dividends from net investment income that are paid to a shareholder who, as to the U.S., is a nonresident alien individual, a foreign corporation or a foreign estate or foreign trust (each, a “foreign shareholder”) may be subject to a withholding tax at a rate of 30% or any lower applicable tax rate established in a treaty between the U.S. and the shareholder’s country of residence. Dividends that are derived from “qualified net interest income” and dividends that are derived from “qualified short-term gain” may be exempt from the 30% withholding tax, provided that the distributing fund chooses to follow certain procedures. The fund may choose to not follow such procedures and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholding. Qualified net interest income is a fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. Qualified short-term gain generally means the excess of the net short-term capital gain of a fund for the taxable year over its net long-term capital loss, if any. The withholding rules described in this paragraph do not apply to a dividend paid to a foreign shareholder if the dividend income is “effectively connected with the shareholder’s conduct of a trade or business within the U.S.” and the shareholder provides appropriate tax forms and documentation. Backup withholding (described above) will not be imposed on foreign shareholders who are subject to the 30% withholding tax described in this paragraph.
Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
Foreign shareholders are subject to U.S. tax on disposition of a “United States real property interest” (a “USRPI”). Gain on such a disposition is sometimes referred to as “FIRPTA gain.” The Code provides a look-through rule for distributions of “FIRPTA gain” if certain requirements are met. If the look-through rule applies, certain distributions attributable to income received by the fund, e.g., from REITs, may be treated as gain from the disposition of a USRPI, causing distributions to be subject to U.S. withholding tax at rates of up to 21%, and requiring non-U.S. shareholders to file nonresident U.S. income tax returns.
The treatment of dividends and other distributions by the fund to shareholders under the various state income tax laws may not parallel that under U.S. federal income tax law. Qualification as a RIC does not involve supervision of the fund’s management or of its investment policies and practices by any governmental authority.
Shareholders are urged to consult their own tax advisors with specific reference to their own tax situations, including any federal, state, local or foreign tax liabilities.
Financial Statements
The audited financial statements and financial highlights for the fund as of December 31, 2020 have been filed with the SEC as part of the annual report of the fund on March 8, 2021 (SEC Accession #0001193125-21-073320), and are hereby incorporated by reference into this SAI.
The audited financial statements and financial highlights for the S&P 500 Index Master Portfolio, a portfolio of the Master Investment Portfolio, as of December 31, 2020 have been filed with the SEC as part of the Master Investment Portfolio’s annual report on March 5, 2021 (SEC Accession #0001193125-21-071053), and are hereby incorporated by reference into this SAI.
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Appendix A – Trustees and Officers of the Master Investment Portfolio
Trustees of Master Investment Portfolio
The Board consists of fourteen individuals (each, a “Trustee”), twelve of whom are not “interested persons” of the Master Investment Portfolio (“MIP”) as defined in the 1940 Act (the “Independent Trustees”). The registered investment companies advised by the Manager or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of exchange-traded funds (each, a “BlackRock Fund Complex”). The MIP is included in the BlackRock Fund Complex referred to as the BlackRock Multi-Asset Complex. The Trustees also oversee as board members the operations of the other open-end registered investment companies included in the BlackRock Multi-Asset Complex.
The Board has overall responsibility for the oversight of the MIP and each Master Portfolio. The Chair of the Board is an Independent Trustee, and the Chair of each Board committee (each, a “Committee”) is an Independent Trustee. The Board has five standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee. The role of the Chair of the Board is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys and other Trustees generally between meetings. The Chair of each Committee performs a similar role with respect to the Committee. The Chair of the Board or the Chair of a Committee may also perform such other functions as may be delegated by the Board or the Committee from time to time. The Independent Trustees meet regularly outside the presence of Master Portfolio management, in executive session or with other service providers to each Master Portfolio. The Board has regular meetings five times a year, and may hold special meetings if required before its next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the full Board to enhance effective oversight.
The Board has engaged the Manager to manage each Master Portfolio on a day-to-day basis. The Board is responsible for overseeing the Manager, other service providers, the operations of each Master Portfolio and associated risks in accordance with the provisions of the 1940 Act, state law, other applicable laws, the MIP’s charter, and each Master Portfolio’s investment objective and strategies. The Board reviews, on an ongoing basis, each Master Portfolio’s performance, operations and investment strategies and techniques. The Board also conducts reviews of the Manager and its role in running the operations of each Master Portfolio.
Day-to-day risk management with respect to each Master Portfolio is the responsibility of the Manager or of sub-advisers or other service providers (depending on the nature of the risk), subject to the supervision of the Manager. Each Master Portfolio is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Manager and the sub-advisers or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Master Portfolio. Risk oversight forms part of the Board’s general oversight of each Master Portfolio and is addressed as part of various Board and Committee activities. The Board, directly or through a Committee, also reviews reports from, among others, management, the independent registered public accounting firm for each Master Portfolio, sub-advisers and internal auditors for the investment adviser or its affiliates, as appropriate, regarding risks faced by each Master Portfolio and management’s or the service provider’s risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of each Master Portfolio’s activities and associated risks. The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the MIP’s compliance program and reports to the Board regarding compliance matters for the Master Portfolio and their service providers. The Board has retained two former independent directors of certain BlackRock-advised Funds to serve as consultants to the Independent Trustees in the performance of their duties to the Master Portfolio. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
Audit Committee. The members of the Audit Committee (the “Audit Committee”) are Henry R. Keizer (Chair), Neil A. Cotty and Kenneth L. Urish, all of whom are Independent Trustees. The principal responsibilities of the Audit Committee are to approve, and recommend to the full Board for approval, the selection, retention, termination and compensation of each Master Portfolio’s independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) and to oversee the Independent Registered Public Accounting Firm’s work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the Independent Registered Public Accounting Firm; (2) approve all audit engagement terms and fees for each Master Portfolio; (3) review the conduct and results of each independent audit of each Master Portfolio’s annual financial statements; (4) review any issues raised by the Independent Registered Public Accounting Firm or Master Portfolio management regarding the accounting or financial reporting policies and practices of each Master Portfolio and the internal controls of each Master Portfolio and certain service providers; (5) oversee the performance of each Master Portfolio’s Independent Registered Public Accounting Firm; (6) review and discuss with management and each Master Portfolio’s Independent Registered Public Accounting Firm the performance and findings of each Master Portfolio’s internal auditors; (7) discuss with Master Portfolio management its policies regarding risk assessment and risk management as such matters relate to each Master Portfolio’s financial reporting and controls; (8) resolve any disagreements between Master Portfolio management and the Independent Registered Public Accounting Firm regarding financial reporting; and (9) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Audit Committee. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended December 31, 2020, the Audit Committee met four times.
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Governance and Nominating Committee. The members of the Governance and Nominating Committee (the “Governance Committee”) are Cynthia A. Montgomery (Chair), Bruce R. Bond, Susan J. Carter, Collette Chilton and Joseph P. Platt, all of whom are Independent Trustees. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as Independent Trustees of the MIP and recommend Independent Trustee nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding Independent Trustee compensation; (5) monitor corporate governance matters and develop appropriate recommendations to the Board; (6) act as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to Independent Trustees; and (7) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Governance Committee. The Governance Committee may consider nominations for the office of Trustee made by Master Portfolio shareholders as it deems appropriate. Master Portfolio shareholders who wish to recommend a nominee should send nominations to the Secretary of the MIP that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee. During the fiscal year ended December 31, 2020, the Governance Committee met four times.
Compliance Committee. The members of the Compliance Committee (the “Compliance Committee”) are Lena G. Goldberg (Chair), Bruce R. Bond, Joseph P. Platt, Kenneth L. Urish and Claire A. Walton, all of whom are Independent Trustees. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the MIP, the fund-related activities of BFA and any sub-adviser and the MIP’s third-party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the MIP and its service providers and recommend changes or additions to such policies and procedures; (2) review information on and, where appropriate, recommend policies concerning the MIP’s compliance with applicable law; (3) review reports from, oversee the annual performance review of, and make certain recommendations and determinations regarding the MIP’s Chief Compliance Officer (the “CCO”), including determining the amount and structure of the CCO’s compensation and recommending such amount and structure to the full Board for approval and ratification; and (4) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Compliance Committee. The Board has adopted a written charter for the Compliance Committee. During the fiscal year ended December 31, 2020, the Compliance Committee met four times.
Performance Oversight Committee. The members of the Performance Oversight Committee (the “Performance Oversight Committee”) are Donald C. Opatrny (Chair), Susan J. Carter, Collette Chilton, Neil A. Cotty and Claire A. Walton, all of whom are Independent Trustees. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee each Master Portfolio’s investment performance relative to its agreed-upon performance objectives and to assist the Independent Trustees in their consideration of investment advisory agreements. The Performance Oversight Committee’s responsibilities include, without limitation, to (1) review information on, and make recommendations to the full Board in respect of, each Master Portfolio’s investment objective, policies and practices; (2) review information on each Master Portfolio’s investment performance; (3) review information on appropriate benchmarks and competitive universes and unusual or exceptional investment matters; (4) review personnel and other resources devoted to management of each Master Portfolio and evaluate the nature and quality of information furnished to the Performance Oversight Committee; (5) recommend any required action regarding changes in fundamental and non-fundamental investment policies and restrictions, fund mergers or liquidations; (6) request and review information on the nature, extent and quality of services provided to the shareholders; (7) make recommendations to the Board concerning the approval or renewal of investment advisory agreements; and (8) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Performance Oversight Committee. The Board has adopted a written charter for the Performance Oversight Committee. During the fiscal year ended December 31, 2020, the Performance Oversight Committee met four times.
Ad Hoc Topics Committee. The members of the Ad Hoc Topics Committee (the “Ad Hoc Topics Committee”) are Mark Stalnecker (Chair) and Lena G. Goldberg, both of whom are Independent Trustees, and John M. Perlowski, who serves as an interested Trustee. The principal responsibilities of the Ad Hoc Topics Committee are to (1) act on routine matters between meetings of the Board; (2) act on such matters as may require urgent action between meetings of the Board; and (3) exercise such other authority as may from time to time be delegated to the Ad Hoc Topics Committee by the Board. The Board has adopted a written charter for the Ad Hoc Topics Committee. During the fiscal year ended December 31, 2020, the Ad Hoc Topics Committee did not meet.
The Governance Committee has adopted a statement of policy that describes the experience, qualifications, skills and attributes that are necessary and desirable for potential Independent Trustee candidates (the “Statement of Policy”). The Board believes that each Independent Trustee satisfied, at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. Furthermore, in determining that a particular Independent Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Independent Trustees have balanced and diverse experience, skills, attributes and qualifications, which allow the Board to operate effectively in governing the MIP and protecting the interests of shareholders. Among the attributes common to all Independent Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with each Master Portfolio’s investment adviser, sub-advisers, other service providers, counsel and the Independent Registered Public Accounting Firm, and to exercise effective business judgment in the performance of their duties as Trustees.
Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the MIP and the other funds in the
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BlackRock Fund Complexes (and any predecessor funds), other investment funds, public companies, non-profit entities or other organizations; ongoing commitment to and participation in Board and Committee meetings, as well as his or her leadership of standing and ad hoc committees throughout the years; or other relevant life experiences.
The table below discusses some of the experiences, qualifications and skills of each of the Trustees that support the conclusion that each Trustee should serve on the Board.
Trustees	Experience, Qualifications and Skills
Independent Trustees
Bruce R. Bond
Bruce R. Bond has served for approximately 20 years on the board of registered investment companies, having served as a member of the boards of certain
BlackRock-advised Funds and predecessor funds, including the legacy-BlackRock funds and the State Street Research Mutual Funds. He also has executive management and business experience, having served as president and chief executive officer of several communications networking companies. Mr. Bond also has corporate governance experience from his service as a director of a computer equipment company.

Susan J. Carter
Susan J. Carter has over 35 years of experience in investment management. She has served as President & Chief Executive Officer of Commonfund Capital, Inc.
(“CCI”), a registered investment adviser focused on non-profit investors, from 1997 to 2013, Chief Executive Officer of CCI from 2013 to 2014 and Senior Advisor to
CCI in 2015. Ms. Carter also served as trustee to the Pacific Pension Institute from
2014 to 2018. She currently serves as trustee to the Financial Accounting
Foundation, Advisory Board Member for the Center for Private Equity and
Entrepreneurship at Tuck School of Business, Board Member for Girls Who Invest,
Advisory Board Member for Bridges Fund Management and Practitioner Advisory
Board Member for Private Capital Research Institute (“PCRI”). These positions have provided her with insight and perspective on the markets and the economy.

Collette Chilton
Collette Chilton has over 20 years of experience in investment management. She has held the position of Chief Investment Officer of Williams College since October
2006. Prior to that she was President and Chief Investment Officer of Lucent Asset
Management Corporation, where she oversaw approximately $40 billion in pension and retirement savings assets for the company. These positions have provided her with insight and perspective on the markets and the economy.

Neil A. Cotty
Neil A. Cotty has more than 30 years of experience in the financial services industry, including 19 years at Bank of America Corporation and its affiliates, where he served, at different times, as the Chief Financial Officer of various businesses including Investment Banking, Global Markets, Wealth Management and Consumer
and also served ten years as the Chief Accounting Officer for Bank of America
Corporation. Mr. Cotty has been determined by the Audit Committee to be an audit committee financial expert, as such term is defined in the applicable Commission rules.

Lena G. Goldberg
Lena G. Goldberg has more than 20 years of business and oversight experience, most recently through her service as a senior lecturer at Harvard Business School.
Prior thereto, she held legal and management positions at FMR LLC/Fidelity
Investments as well as positions on the boards of various Fidelity subsidiaries over a 12-year period. She has additional corporate governance experience as a member of board and advisory committees for privately held
corporations and non-profit organizations. Ms. Goldberg also has more than 17 years of legal experience as an attorney in private practice, including as a partner in a law firm.

Henry R. Keizer
Henry R. Keizer brings over 40 years of executive, financial, operational, strategic and global expertise gained through his 35 year career at KPMG, a global professional services organization and by his service as a director to both publicly and privately held organizations. He has extensive experience with issues facing complex, global companies and expertise in financial reporting, accounting, auditing, risk management, and regulatory affairs for such companies. Mr. Keizer’s experience also includes service as an audit committee chair to both publicly and privately held organizations across numerous industries including professional services, property and casualty reinsurance, insurance, diversified financial services, banking, direct to consumer, business to business and technology.
Mr. Keizer is a certified public accountant and also served on the board of the
American Institute of Certified Public Accountants. Mr. Keizer has been determined by the Audit Committee to be an audit committee financial expert, as such term is defined in the applicable Commission rules.

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Trustees	Experience, Qualifications and Skills
Cynthia A. Montgomery
Cynthia A. Montgomery has served for over 20 years on the boards of registered investment companies, most recently as a member of the boards of certain
BlackRock-advised Funds and predecessor funds, including the legacy Merrill
Lynch Investment Managers, L.P. (“MLIM”) funds. The Board benefits from
Ms. Montgomery’s more than 20 years of academic experience as a professor at
Harvard Business School where she taught courses on corporate strategy and corporate governance. Ms. Montgomery also has business management and corporate governance experience through her service on the corporate boards of a variety of public companies. She has also authored numerous articles and books on these topics.

Donald C. Opatrny
Donald C. Opatrny has more than 39 years of business, oversight and executive experience, including through his service as president, director and investment committee chair for academic and not-for-profit organizations, and his experience as a partner, managing director and advisory director at Goldman Sachs for 32 years.
He also has investment management experience as a board member of Athena
Capital Advisors LLC.

Joseph P. Platt
Joseph P. Platt has served for over 15 years on the boards of registered investment companies, most recently as a member of the boards of certain BlackRock-advised
Funds and predecessor funds, including the legacy BlackRock funds. Mr. Platt currently serves as general partner at Thorn Partners, LP, a private investment company. Prior to his joining Thorn Partners, LP, he was an owner, director and executive vice president with Johnson and Higgins, an insurance broker and employee benefits consultant. He has over 25 years of experience in the areas of insurance, compensation and benefits. Mr. Platt also serves on the boards of public, private and non-profit companies.

Mark Stalnecker
Mark Stalnecker has gained a wealth of experience in investing and asset management from his over 13 years of service as the Chief Investment Officer of the
University of Delaware as well as from his various positions with First Union
Corporation, including Senior Vice President and State Investment Director of First
Investment Advisors. The Board benefits from his experience and perspective as the
Chief Investment Officer of a university endowment and from the oversight experience he gained from service on various private and non-profit boards.

Kenneth L. Urish
Kenneth L. Urish has served for over 15 years on the boards of registered investment companies, most recently as a member of the boards of certain BlackRock-advised
Funds and predecessor funds, including the legacy BlackRock funds. He has over 30 years of experience in public accounting. Mr. Urish has served as a managing member of an accounting and consulting firm. Mr. Urish has been determined by the Audit Committee to be an audit committee financial expert, as such term is defined in the applicable Commission rules.

Claire A. Walton
Claire A. Walton has over 25 years of experience in investment management. She has served as the Chief Operating Officer and Chief Financial Officer of Liberty
Square Asset Management, LP from 1998 to 2015, an investment manager that specialized in long/short non-U.S. equity investments, and has been an owner and
General Partner of Neon Liberty Capital Management, LLC since 2003, a firm focusing on long/short equities in global emerging and frontier markets. These positions have provided her with insight and perspective on the markets and the economy.

Trustees	Experience, Qualifications and Skills
Interested Trustees
Robert Fairbairn
Robert Fairbairn has more than 25 years of experience with BlackRock, Inc. and over 30 years of experience in finance and asset management. In particular, Mr.
Fairbairn’s positions as Vice Chairman of BlackRock, Inc., Member of BlackRock’s
Global Executive and Global Operating Committees and Co-Chair of BlackRock’s
Human Capital Committee provide the Board with a wealth of practical business knowledge and leadership. In addition, Mr. Fairbairn has global investment management and oversight experience through his former positions as Global Head of BlackRock’s Retail and iShares® businesses, Head of BlackRock’s Global Client
Group, Chairman of BlackRock’s international businesses and his previous oversight over BlackRock’s Strategic Partner Program and Strategic Product Management
Group. Mr. Fairbairn also serves as a board member for the funds in the BlackRock
Fixed-Income Complex.

A-4

Trustees	Experience, Qualifications and Skills
John M. Perlowski
John M. Perlowski’s experience as Managing Director of BlackRock, Inc. since
2009, as the Head of BlackRock Global Accounting and Product Services since
2009, and as President and Chief Executive Officer of the BlackRock-advised Funds provides him with a strong understanding of the BlackRock-advised Funds, their operations, and the business and regulatory issues facing the BlackRock-advised
Funds. Mr. Perlowski’s prior position as Managing Director and Chief Operating
Officer of the Global Product Group at Goldman Sachs Asset Management, and his
former service as Treasurer and Senior Vice President of the Goldman Sachs Mutual
Funds and as Director of the Goldman Sachs Offshore Funds provides the Board with the benefit of his experience with the management practices of other financial companies. Mr. Perlowski also serves as a board member for the funds in the
BlackRock Fixed-Income Complex.

Biographical Information
Certain biographical and other information relating to the Trustees of MIP is set forth below, including their address and year of birth, principal occupations for at least the last five years, length of time served, total number of registered investment companies and investment portfolios overseen in the BlackRock-advised Funds and any currently held public company and other investment company directorships.
Name and Year of Birth[1,2]	Position(s) Held (Length of Service)[3]	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Principal Occupation(s) During Past Five Years	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees
Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	30 RICs consisting of 152 Portfolios
Chief Investment Officer, University of
Delaware from 1999 to 2013; Trustee and
Chair of the Finance and Investment
Committees, Winterthur Museum and
Country Estate from 2005 to 2016; Member
of the Investment Committee, Delaware
Public Employees’ Retirement System since
2002; Member of the Investment
Committee, Christiana Care Health System
from 2009 to 2017; Member of the
Investment Committee, Delaware
Community Foundation from 2013 to 2014;
Director and Chair of the Audit Committee,
SEI Private Trust Co. from 2001 to 2014.
None
Bruce R. Bond 1946	Trustee (Since 2019)	30 RICs consisting of 152 Portfolios
Board Member, Amsphere Limited
(software) since 2018; Trustee and Member
of the Governance Committee, State Street
Research Mutual Funds from 1997 to 2005;
Board Member of Governance, Audit and
Finance Committee, Avaya Inc. (computer
equipment) from 2003 to 2007.
None
Susan J. Carter 1956	Trustee (Since 2016)	30 RICs consisting of 152 Portfolios
Director, Pacific Pension Institute from 2014
to 2018; Advisory Board Member, Center
for Private Equity and Entrepreneurship at
Tuck School of Business since 1997; Senior
Advisor, CCI (investment adviser) in 2015;
Chief Executive Officer, CCI from 2013 to
2014; President & Chief Executive Officer,
CCI from 1997 to 2013; Advisory Board
Member, Girls Who Invest from 2015 to
2018 and Board Member thereof since 2018;
Advisory Board Member, Bridges Fund
Management since 2016; Trustee, Financial
Accounting Foundation since 2017;
Practitioner Advisory Board Member, PCRI
since 2017; Lecturer in the Practice of
Management, Yale School of Management
since 2019; Advisor to Finance Committee,
Altman Foundation since 2020.
None
Collette Chilton	Trustee (Since	30 RICs	Chief Investment Officer, Williams College	None
A-5

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)[3]	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Principal Occupation(s) During Past Five Years	Public Company and Other Investment Company Directorships Held During Past Five Years
Collette Chilton (continued) 1958	2015)	consisting of 152 Portfolios
since 2006; Chief Investment Officer,
Lucent Asset Management Corporation from
1998 to 2006; Director, Boys and Girls Club
of Boston since 2017; Director, B1 Capital
since 2018; Director, David and Lucile
Packard Foundation since 2020.

Neil A. Cotty 1954	Trustee (Since 2016)	30 RICs consisting of 152 Portfolios
Bank of America Corporation from 1996 to
2015, serving in various senior finance
leadership roles, including Chief Accounting
Officer from 2009 to 2015, Chief Financial
Officer of Global Banking, Markets and
Wealth Management from 2008 to 2009,
Chief Accounting Officer from 2004 to
2008, Chief Financial Officer of Consumer
Bank from 2003 to 2004, Chief Financial
Officer of Global Corporate Investment
Bank from 1999 to 2002.
None
Lena G. Goldberg 1949	Trustee (Since 2019)	30 RICs consisting of 152 Portfolios
Senior Lecturer, Harvard Business School,
since 2008; Director, Charles Stark Draper
Laboratory, Inc. since 2013; FMR
LLC/Fidelity Investments (financial
services) from 1996 to 2008, serving in
various senior roles including Executive
Vice President — Strategic Corporate
Initiatives and Executive Vice President and
General Counsel; Partner, Sullivan &
Worcester LLP from 1985 to 1996 and
Associate thereof from 1979 to 1985.
None
Henry R. Keizer 1956	Trustee (Since 2019)	30 RICs consisting of 152 Portfolios
Director, Park Indemnity Ltd. (captive
insurer) since 2010; Director, MUFG
Americas Holdings Corporation and MUFG
Union Bank, N.A. (financial and bank
holding company) from 2014 to 2016;
Director, American Institute of Certified
Public Accountants from 2009 to 2011;
Director, KPMG LLP (audit, tax and
advisory services) from 2004 to 2005 and
2010 to 2012; Director, KPMG International
in 2012, Deputy Chairman and Chief
Operating Officer thereof from 2010 to 2012
and U.S. Vice Chairman of Audit thereof
from 2005 to 2010; Global Head of Audit,
KPMGI (consortium of KPMG firms) from
2006 to 2010; Director, YMCA of Greater
New York from 2006 to 2010.

Hertz Global Holdings
(car rental); Montpelier
Re Holdings, Ltd.
(publicly held property
and casualty reinsurance)
from 2013 until 2015;
WABCO (commercial
vehicle safety systems)
from 2015 to 2020;
Sealed Air Corp.
(packaging)

Cynthia A. Montgomery 1952	Trustee (Since 2009)	30 RICs consisting of 152 Portfolios	Professor, Harvard Business School since 1989.	Newell Rubbermaid, Inc. (manufacturing) from 1995 to 2016
Donald C. Opatrny 1952	Trustee (Since 2019)	30 RICs consisting of 152 Portfolios
Trustee, Vice Chair, Member of the
Executive Committee and Chair of the
Investment Committee, Cornell University
from 2004 to 2019; President, Trustee and
Member of the Investment Committee, The
Aldrich Contemporary Art Museum from
2007 to 2014; Member of the Board and
Investment Committee, University School
from 2007 to 2018; Member of the
Investment Committee, Mellon Foundation
from 2009 to 2015; Trustee, Artstor (a
Mellon Foundation affiliate) from 2010 to
None
A-6

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)[3]	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Principal Occupation(s) During Past Five Years	Public Company and Other Investment Company Directorships Held During Past Five Years
Donald C. Opatrny (continued)
2015; President and Trustee, the Center for
the Arts, Jackson Hole from 2011 to 2018;
Director, Athena Capital Advisors LLC
(investment management firm) since 2013;
Trustee and Chair of the Investment
Committee, Community Foundation of
Jackson Hole since 2014; Member of
Affordable Housing Supply Board of
Jackson, Wyoming since 2018; Member,
Investment Funds Committee, State of
Wyoming since 2017; Trustee, Phoenix Art
Museum since 2017; Trustee, Arizona
Community Foundation and Member of
Investment Committee since 2020.

Joseph P. Platt 1947	Trustee (Since 2009)	30 RICs consisting of 152 Portfolios
General Partner, Thorn Partners, LP (private
investments) since 1998; Director, WQED
Multi-Media (public
broadcasting not-for-profit) since 2001;
Chair, Basic Health
International (non-profit) since 2015.
Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Trustee (Since 2009)	30 RICs consisting of 152 Portfolios
Managing Partner, Urish Popeck & Co.,
LLC (certified public accountants and
consultants) since 1976; Past-Chairman of
the Professional Ethics Committee of the
Pennsylvania Institute of Certified Public
Accountants and Committee Member
thereof since 2007; Member of External
Advisory Board, The Pennsylvania State
University Accounting Department since
founding in 2001; Principal, UP Strategic
Wealth Investment Advisors, LLC since
2013; Trustee, The Holy Family Institute
from 2001 to 2010; President and Trustee,
Pittsburgh Catholic Publishing Associates
from 2003 to 2008; Director, Inter-Tel from
2006 to 2007; Member, Advisory Board,
ESG Competent Boards since 2020.
None
Claire A. Walton 1957	Trustee (Since 2016)	30 RICs consisting of 152 Portfolios
Chief Operating Officer and Chief Financial
Officer of Liberty Square Asset
Management, LP from 1998 to 2015;
General Partner of Neon Liberty Capital
Management, LLC since 2003; Director,
Boston Hedge Fund Group from 2009 to
2018; Director, Woodstock Ski Runners
since 2013; Director, Massachusetts Council
on Economic Education from 2013 to 2015.
None
Interested Trustees [4]
Robert Fairbairn 1965	Trustee (Since 2018)	103 RICs consisting of 250 Portfolios
Vice Chairman of BlackRock, Inc. since
2019; Member of BlackRock’s Global
Executive and Global Operating
Committees; Co-Chair of BlackRock’s
Human Capital Committee; Senior
Managing Director of BlackRock, Inc. from
2010 to 2019; oversaw BlackRock’s
Strategic Partner Program and Strategic
Product Management Group from 2012 to
2019; Member of the Board of Managers of
BlackRock Investments, LLC from 2011 to
2018; Global Head of BlackRock’s Retail
and iShares® businesses from 2012 to 2016.
None
John M. Perlowski	Trustee (Since	105 RICs	Managing Director of BlackRock, Inc. since	None
A-7

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)[3]	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Principal Occupation(s) During Past Five Years	Public Company and Other Investment Company Directorships Held During Past Five Years
John M. Perlowski (continued) 1964	2015) President and Chief Executive Officer (Since 2010)	consisting of 252 Portfolios	2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.
1 The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
2 Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.
3 In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds as follows: Bruce R. Bond, 2005; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.
4 Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.
Certain biographical and other information relating to the officers of MIP who are not Trustees is set forth below, including their address and year of birth, principal occupations for at least the last five years and length of time served.
Name and Year of Birth[1,2]	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees
Thomas Callahan 1968	Vice President (Since 2016)
Managing Director of BlackRock, Inc. since 2013;
Member of the Board of Managers of BlackRock
Investments, LLC (principal underwriter) since 2019 and
Managing Director thereof since 2017; Head of
BlackRock’s Global Cash Management Business
since 2016; Co-Head of the Global Cash Management
Business from 2014 to 2016; Deputy Head of the Global
Cash Management Business from 2013 to 2014; Member
of the Cash Management Group Executive Committee
since 2013; Chief Executive Officer of NYSE Liffe U.S.
from 2008 to 2013.

Jennifer McGovern 1977	Vice President (Since 2014)
Managing Director of BlackRock, Inc. since 2016;
Director of BlackRock, Inc. from 2011 to 2015; Head of
Product Development and Oversight for BlackRock’s
Strategic Product Management Group since 2019; Head
of Product Structure and Oversight for BlackRock’s U.S.
Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)
Managing Director of BlackRock, Inc. since September
2019; Executive Vice President of PIMCO from 2016 to
2019; Senior Vice President of PIMCO from 2008 to
2015; Treasurer from 2013 to 2019 and Assistant
Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO
Variable Insurance Trust, PIMCO ETF Trust, PIMCO
Equity Series, PIMCO Equity Series VIT, PIMCO
Managed Accounts Trust, 2 PIMCO-sponsored interval
funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.
A-8

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Charles Park 1967	Chief Compliance Officer (Since 2014)
Anti-Money Laundering Compliance Officer for certain
BlackRock-advised Funds from 2014 to 2015; Chief
Compliance Officer of BlackRock Advisors, LLC and the
BlackRock-advised Funds in the BlackRock Multi-Asset
Complex and the BlackRock Fixed-Income Complex
since 2014; Principal of and Chief Compliance Officer
for iShares® Delaware Trust Sponsor LLC since 2012 and
BlackRock Fund Advisors (“BFA”) since 2006; Chief
Compliance Officer
for the BFA-advised iShares® exchange traded funds
since 2006; Chief Compliance Officer for BlackRock
Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)
Managing Director of BlackRock, Inc. since 2019; Global
Financial Crime Head for Asset and Wealth Management
of JP Morgan from 2013 to 2019; Managing Director of
RBS Securities from 2012 to 2013; Head of Financial
Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
1 The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
2 Officers of MIP serve at the pleasure of the Board.
Share Ownership
Information relating to each Trustee’s share ownership in all BlackRock-advised Funds that are currently overseen by the respective Trustee (“Supervised Funds”) as of December 31, 2020 is set forth in the chart below.
Name	Aggregate Dollar Range of Equity Securities in Supervised Funds
Independent Trustees:
Bruce R. Bond	Over $100,000
Susan J. Carter	Over $100,000
Collette Chilton	Over $100,000
Neil A. Cotty	Over $100,000
Lena G. Goldberg	Over $100,000
Henry R. Keizer	Over $100,000
Cynthia A. Montgomery	Over $100,000
Donald C. Opatrny	Over $100,000
Joseph P. Platt	Over $100,000
Mark Stalnecker	Over $100,000
Kenneth L. Urish	Over $100,000
Claire A. Walton	Over $100,000
Interested Trustees:
Robert Fairbairn	Over $100,000
John M. Perlowski	Over $100,000
As of April 1, 2021, the Trustees and officers of MIP as a group owned an aggregate of less than 1% of any class of the outstanding shares of the Master Portfolio. As of April 1, 2021, none of the Independent Trustees of MIP or their immediate family members owned beneficially or of record any securities of the Master Portfolio’s investment adviser, principal underwriter, or any person directly or indirectly controlling, controlled by, or under common control with such entities.
Compensation of Trustees
Effective January 1, 2019, each Trustee who is an Independent Trustee is paid as compensation an annual retainer of $300,000 per year for his or her services as a board member of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex, including MIP, and a $20,000 board meeting fee to be paid for each in-person board meeting attended (and may receive a board meeting fee for telephonic attendance at board meetings), for up to five board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a board policy on travel and other business expenses relating to attendance at meetings. The Chairs of the Audit Committee, Compliance Committee, Governance Committee and Performance Committee are paid as compensation an additional annual retainer of $30,000, respectively. The Chair of the Boards is paid an additional annual retainer of $120,000.
A-9

The following table sets forth the compensation MIP paid to the Trustees on behalf of the Master Portfolio for the fiscal year ended December 31, 2020 and the aggregate compensation paid to them by all BlackRock-advised Funds for the calendar year ended December 31, 2020.
Name	Compensation from the Master Portfolio	Estimated Annual Benefits upon Retirement	Aggregate Compensation from the Master Portfolio and Other BlackRock- Advised Funds[1]
Independent Trustees:
Bruce R. Bond	$20,667	None	$400,000
Susan J. Carter	$20,667	None	$400,000
Collette Chilton	$20,667	None	$400,000
Neil A. Cotty	$20,667	None	$400,000
Lena G. Goldberg[2]	$21,680	None	$430,000
Henry R. Keizer[3]	$21,680	None	$430,000
Cynthia A. Montgomery[4]	$21,680	None	$430,000
Donald C. Opatrny[5]	$21,680	None	$430,000
Joseph P. Platt	$20,667	None	$400,000
Mark Stalnecker[6]	$24,721	None	$520,000
Kenneth L. Urish	$20,667	None	$400,000
Claire A. Walton	$20,667	None	$400,000
Interested Trustees:
Robert Fairbairn	None	None	None
John M. Perlowski	None	None	None
1 For the number of BlackRock-advised Funds from which each Trustee receives compensation, see the Biographical Information chart above.
2 Chair of the Compliance Committee.
3 Chair of the Audit Committee.
4 Chair of the Governance Committee.
5 Chair of the Performance Oversight Committee.
6 Chair of the Board and Chair of the Ad Hoc Topics Committee.
A-10

Appendix B – Proxy Voting Policies
BlackRock Fund Advisors, BlackRock Financial Management, Inc., BlackRock Investment Management, LLC, BlackRock International Limited and BlackRock (Singapore) Limited
Proxy voting guidelines for U.S. securities
January 2021
Contents
Introduction 3
Voting guidelines 3
Boards and directors 3
Auditors and audit-related issues 9
Capital structure proposals 9
Mergers, acquisitions, asset sales, and other special transactions 10
Executive compensation 11
Environmental and social issues 13
General corporate governance matters 15
Shareholder protections 16
If you would like additional information, please contact: ContactStewardship@blackrock.com
These guidelines should be read in conjunction with the BlackRock Investment Stewardship Global Principles.
Introduction
We believe BlackRock has a responsibility to monitor and provide feedback to companies, in our role as stewards of our clients’ investments. BlackRock Investment Stewardship (“BIS”) does this through engagement with management teams and/or board members on material business issues, including environmental, social, and governance (“ESG”) matters and, for those clients who have given us authority, through voting proxies in the best long-term economic interests of our clients.
The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BIS’ general philosophy and approach to ESG factors, as well as our expectations of directors, that most commonly arise in proxy voting for U.S. securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies or provide a guide to how BlackRock will vote in every instance. They are applied with discretion, taking into consideration the range of issues and facts specific to the company, as well as individual ballot items.
Voting guidelines
These guidelines are divided into eight key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders:
•
Boards and directors
•
Auditors and audit-related issues
•
Capital structure
•
Mergers, acquisitions, asset sales, and other special transactions
•
Executive compensation
•
Environmental and social issues
•
General corporate governance matters
•
Shareholder protections
Boards and directors
The effective performance of the board is critical to the economic success of the company and the protection of shareholders’ interests. As part of their responsibilities, board members owe fiduciary duties to shareholders in overseeing the strategic direction and operation of the company. For this reason, BlackRock focuses on directors in many of our engagements and sees the election of directors as one of our most critical responsibilities.
B-1

Disclosure of material issues that affect the company’s long-term strategy and value creation, including material ESG factors, is essential for shareholders to be able to appropriately understand and assess how effectively the board is identifying, managing, and mitigating risks.
Where we conclude that a board has failed to address or disclose one or more material issues within a specified timeframe, we may hold directors accountable or take other appropriate action in the context of our voting decisions.
Director elections
Where a board has not adequately demonstrated, through company disclosures and actions, how material issues are appropriately identified, managed, and overseen, we will consider withholding our support for the re-election of directors whom we hold accountable.
In addition, we may withhold votes from directors or members of particular board committees in certain situations, as indicated below.
Independence
We expect a majority of the directors on the board to be independent. In addition, all members of key committees, including audit, compensation, and nominating/ governance committees, should be independent. Our view of independence may vary from listing standards.
Common impediments to independence may include:
•
Employment as a senior executive by the company or a subsidiary within the past five years
•
An equity ownership in the company in excess of 20%
•
Having any other interest, business, or relationship (professional or personal) which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company
•
When evaluating controlled companies, as defined by the U.S. stock exchanges, we may vote against insiders or affiliates who sit on the audit committee, but not other key committees
We may vote against directors serving on key committees that we do not consider to be independent.
Oversight
We expect the board to exercise appropriate oversight over management and business activities of the company. We will consider voting against committee members and / or individual directors in the following circumstances:
•
Where the board has failed to exercise sufficient oversight with regard to material ESG risk factors, or the company has failed to provide shareholders with adequate disclosure to conclude appropriate strategic consideration is given to these factors by the board
•
Where the board has failed to exercise oversight with regard to accounting practices or audit oversight, we will consider voting against the current audit committee, and any other members of the board who may be responsible. For example, we may vote against members of the audit committee during a period when the board failed to facilitate quality, independent auditing if substantial accounting irregularities suggest insufficient oversight by that committee
•
Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue
•
The chair of the nominating/ governance committee, or where no chair exists, the nominating/governance committee member with the longest tenure, where the board is not comprised of a majority of independent directors. This may not apply in the case of a controlled company
•
Where it appears the director has acted (at the company or at other companies) in a manner that compromises his/ her ability to represent the best long-term economic interests of shareholders
•
Where a director has a multi-year pattern of poor attendance at combined board and applicable committee meetings, or a director has poor attendance in a single year with no disclosed rationale. Excluding exigent circumstances, BlackRock generally considers attendance at less than 75% of the combined board and applicable committee meetings to be poor attendance
•
Where a director serves on an excessive number of boards, which may limit his/ her capacity to focus on each board’s requirements. The following identifies the maximum number of boards on which a director may serve, before he/ she is considered to be over-committed:
	Public Company Executive or Fund Manager[1]	# Outside Public Boards[2]	Total # of Public Boards
Director A	✓	1	2
Director B	F078	3	4
1 In this instance, “fund manager” refers to individuals whose full-time employment involves responsibility for the investment and oversight of fund vehicles, and those who have employment as professional investors and provide oversight for those holdings.[2] In addition to the company under review.

B-2

Responsiveness to shareholders
We expect a board to be engaged and responsive to its shareholders, including acknowledging voting outcomes for shareholder proposals, director elections, compensation, and other ballot items. Where we believe a board has not substantially addressed shareholder concerns, we may vote against the responsible committees and/or individual directors. The following illustrates common circumstances:
•
The independent chair or lead independent director, members of the nominating/governance committee, and/or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders, evidence of board entrenchment, and/or failure to plan for adequate board member succession
•
The chair of the nominating/governance committee, or where no chair exists, the nominating/governance committee member with the longest tenure, where board member(s) at the most recent election of directors have received against votes from more than 25% of shares voted, and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial against vote
•
The independent chair or lead independent director and/ or members of the nominating/governance committee, where a board fails to consider shareholder proposals that receive substantial support, and the proposals, in our view, have a material impact on the business, shareholder rights, or the potential for long-term value creation
Shareholder rights
We expect a board to act with integrity and to uphold governance best practices. Where we believe a board has not acted in the best interests of its shareholders, we may vote against the appropriate committees and/or individual directors. The following illustrates common circumstances:
•
The independent chair or lead independent director and members of the nominating/governance committee, where a board implements or renews a poison pill without shareholder approval
•
The independent chair or lead independent director and members of the nominating/governance committee, where a board amends the charter/articles/bylaws such that the effect may be to entrench directors or to significantly reduce shareholder rights
•
Members of the compensation committee where the company has repriced options without shareholder approval
•
If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding the actions of a committee and the responsible member(s) or committee chair are not up for re-election, we will generally register our concern by voting against all available members of the relevant committee
Board composition and effectiveness
We encourage boards to periodically renew their membership to ensure relevant skills and experience within the boardroom. To this end, regular performance reviews and skills assessments should be conducted by the nominating/ governance committee or the lead independent director.
Furthermore, we expect boards to be comprised of a diverse selection of individuals who bring their personal and professional experiences to bear in order to create a constructive debate of a variety of views and opinions in the boardroom. We recognize that diversity has multiple dimensions. In identifying potential candidates, boards should take into consideration the full breadth of diversity, including personal factors, such as gender, ethnicity, race, and age, as well as professional characteristics, such as a director’s industry, area of expertise, and geographic location. In addition to other elements of diversity, we encourage companies to have at least two women directors on their board. Our publicly available commentary explains our approach to engaging on board diversity.
We encourage boards to disclose:
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The mix of competencies, experience, and other qualities required to effectively oversee and guide management in light of the stated long-term strategy of the company
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The process by which candidates are identified and selected, including whether professional firms or other sources outside of incumbent directors’ networks have been engaged to identify and/or assess candidates
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The process by which boards evaluate themselves and any significant outcomes of the evaluation process, without divulging inappropriate and/ or sensitive details
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Demographics related to board diversity, including, but not limited to, gender, ethnicity, race, age, and geographic location, in addition to measurable milestones to achieve a boardroom reflective of multi-faceted racial, ethnic, and gender representation
Our primary concern is that board members are able to contribute effectively as corporate strategy evolves and business conditions change. We acknowledge that no single person can be expected to bring all relevant skill sets to a board; at the same time, we generally do not believe it is necessary or appropriate to have any particular director on the board solely by virtue of a singular background or specific area of expertise.
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Where boards find that age limits or term limits are the most efficient and objective mechanism for ensuring periodic board refreshment, we generally defer to the board’s determination in setting such limits. BlackRock will also consider the average board tenure to evaluate processes for board renewal. We may oppose boards that appear to have an insufficient mix of short-, medium-, and long-tenured directors.
To the extent that a company has not adequately accounted for diversity in its board composition within a reasonable timeframe, based on our assessment, we may vote against members of the nominating/governance committee for an apparent lack of commitment to board effectiveness.
Board size
We typically defer to the board in setting the appropriate size and believe directors are generally in the best position to assess the optimal board size to ensure effectiveness. However, we may oppose boards that appear too small to allow for the necessary range of skills and experience or too large to function efficiently.
CEO and management succession planning
There should be a robust CEO and senior management succession plan in place at the board level that is reviewed and updated on a regular basis. We expect succession planning to cover both long-term planning consistent with the strategic direction of the company and identified leadership needs over time, as well as short-term planning in the event of an unanticipated executive departure. We encourage the company to explain its executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.
Classified board of directors/staggered terms
We believe that directors should be re-elected annually; classification of the board generally limits shareholders’ rights to regularly evaluate a board’s performance and select directors. While we will typically support proposals requesting board de-classification, we may make exceptions, should the board articulate an appropriate strategic rationale for a classified board structure, such as when a company needs consistency and stability during a time of transition, e.g. newly public companies or companies undergoing a strategic restructuring. A classified board structure may also be justified at non-operating companies, e.g. closed-end funds or business development companies (BDC), in certain circumstances. We would, however, expect boards with a classified structure to periodically review the rationale for such structure and consider when annual elections might be more appropriate.
Without a voting mechanism to immediately address concerns about a specific director, we may choose to vote against the available slate of directors (see “Shareholder rights” for additional detail).
Contested director elections
The details of contested elections, or proxy contests, are assessed on a case-by-case basis. We evaluate a number of factors, which may include: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the ownership stake and holding period of the dissident; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissident represents the best option for enhancing long-term shareholder value.
Cumulative voting
We believe that a majority vote standard is in the best long-term interests of shareholders. It ensures director accountability through the requirement to be elected by more than half of the votes cast. As such, we will generally oppose proposals requesting the adoption of cumulative voting, which may disproportionately aggregate votes on certain issues or director candidates.
Director compensation and equity programs
We believe that compensation for directors should be structured to attract and retain directors, while also aligning their interests with those of shareholders. We believe director compensation packages that are based on the company’s long-term value creation and include some form of long-term equity compensation are more likely to meet this goal. In addition, we expect directors to build meaningful share ownership over time.
Majority vote requirements
BlackRock believes that directors should generally be elected by a majority of the shares voted and will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections. Majority vote standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. Some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.
We note that majority voting may not be appropriate in all circumstances, for example, in the context of a contested election, or for majority-controlled companies
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Risk oversight
Companies should have an established process for identifying, monitoring, and managing business and material ESG risks. Independent directors should have access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk. We encourage companies to provide transparency around risk management, mitigation, and reporting to the board. We are particularly interested in understanding how risk oversight processes evolve in response to changes in corporate strategy and/or shifts in the business and related risk environment. Comprehensive disclosure provides investors with a sense of the company’s long-term operational risk management practices and, more broadly, the quality of the board’s oversight. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.
Separation of chairman and CEO
We believe that independent leadership is important in the boardroom. There are two commonly accepted structures for independent board leadership: 1) an independent chairman; or 2) a lead independent director when the roles of chairman and CEO are combined.
In the absence of a significant governance concern, we defer to boards to designate the most appropriate leadership structure to ensure adequate balance and independence.
In the event that the board chooses a combined chair/CEO model, we generally support the designation of a lead independent director if they have the power to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Furthermore, while we anticipate that most directors will be elected annually, we believe an element of continuity is important for this role to provide appropriate leadership balance to the chair/CEO.
The following table illustrates examples of responsibilities under each board leadership model:
	Combined Chair/ CEO Model		Separate Chair Model
	Chair/ CEO	Lead Director	Chair
Board Meetings
	Authority to call full meetings of the board of directors	Attends full meetings of the board of directors	Authority to call full meetings of the board of directors
Authority to call meetings of independent directors
Briefs CEO on issues arising from executive sessions
Agenda
	Primary responsibility for shaping board agendas, consulting with the lead director	Collaborates with chair/CEO to set board agenda and board information	Primary responsibility for shaping board agendas, in conjunction with CEO
Board Communications
	Communicates with all directors on key issues and concerns outside board meetings	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning
Auditors and audit-related issues
BlackRock recognizes the critical importance of financial statements to provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may vote against the audit committee members where the board has failed to facilitate quality, independent auditing. We look to the audit committee report for insight into the scope of the audit committee responsibilities, including an overview of audit committee processes, issues on the audit committee agenda, and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we expect timely disclosure and remediation of accounting irregularities.
The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.
From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.
Capital structure proposals
Equal voting rights
BlackRock believes that shareholders should be entitled to voting rights in proportion to their economic interests. We believe that companies that look to add or already have dual or multiple class share structures should review these structures on a regular basis, or as company
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circumstances change. Companies with multiple share classes should receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.
Blank check preferred
We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and as a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote.
Nonetheless, we may support the proposal where the company:
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Appears to have a legitimate financing motive for requesting blank check authority
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Has committed publicly that blank check preferred shares will not be used for anti-takeover purposes
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Has a history of using blank check preferred stock for financings
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Has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility
Increase in authorized common shares
BlackRock will evaluate requests to increase authorized shares on a case-by-case basis, in conjunction with industry-specific norms and potential dilution, as well as a company’s history with respect to the use of its common shares.
Increase or issuance of preferred stock
We generally support proposals to increase or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and where the terms of the preferred stock appear reasonable.
Stock splits
We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse stock splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal for a reverse split that would not proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.
Mergers, acquisitions, asset sales, and other special transactions
In assessing mergers, acquisitions, asset sales, or other special transactions, BlackRock’s primary consideration is the long-term economic interests of our clients as shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long-term shareholder value. While mergers, acquisitions, asset sales, and other special transaction proposals vary widely in scope and substance, we closely examine certain salient features in our analyses, such as:
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The degree to which the proposed transaction represents a premium to the company’s trading price. We consider the share price over multiple time periods prior to the date of the merger announcement. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply
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There should be clear strategic, operational, and/ or financial rationale for the combination
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Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and/ or board members’ financial interests appear likely to affect their ability to place shareholders’ interests before their own
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We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions
Poison pill plans
Where a poison pill is put to a shareholder vote by management, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable “qualifying offer clause.” Such clauses typically require shareholder ratification of the pill and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all-cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the
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offer is put to a shareholder vote, or requires the board to seek the written consent of shareholders, where shareholders could rescind the pill at their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.
We generally vote in favor of shareholder proposals to rescind poison pills.
Reimbursement of expenses for successful shareholder campaigns
We generally do not support shareholder proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign. We believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.
Executive Compensation
BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly the generation of sustainable long-term value.
We expect the compensation committee to carefully consider the specific circumstances of the company and the key individuals the board is focused on incentivizing. We encourage companies to ensure that their compensation plans incorporate appropriate and rigorous performance metrics consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee, or equivalent board members, accountable for poor compensation practices or structures.
BlackRock believes that there should be a clear link between variable pay and company performance that drives value creation. We are generally not supportive of one-off or special bonuses unrelated to company or individual performance. Where discretion has been used by the compensation committee, we expect disclosure relating to how and why the discretion was used and further, how the adjusted outcome is aligned with the interests of shareholders.
We acknowledge that the use of peer group evaluation by compensation committees can help calibrate competitive pay; however, we are concerned when the rationale for increases in total compensation is solely based on peer benchmarking, rather than absolute outperformance.
We support incentive plans that foster the sustainable achievement of results consistent with the company’s long-term strategic initiatives. The vesting timeframes associated with incentive plans should facilitate a focus on long-term value creation. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practice.
“Say on Pay” advisory resolutions
In cases where there is a “Say on Pay” vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company and in a manner that appropriately addresses the specific question posed to shareholders. In a commentary on our website, entitled “BlackRock Investment Stewardship’s approach to executive compensation,” we explain our expectations related to executive compensation practices, our “Say on Pay” analysis framework, and our typical approach to engagement and voting on “Say on Pay.”
Where we conclude that a company has failed to align pay with performance, we will vote against the management compensation proposal and consider voting against the compensation committee members.
Frequency of “Say on Pay” advisory resolutions
BlackRock will generally support annual advisory votes on executive compensation, and will consider biennial and triennial timeframes, absent compensation concerns. In evaluating pay, we believe that the compensation committee is responsible for constructing a plan that appropriately incentivizes executives for long-term value creation, utilizing relevant metrics and structure to promote overall pay and performance alignment.
Claw back proposals
We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices. We also favor recoupment from any senior executive whose behavior caused material financial harm to shareholders, material reputational risk to the company, or resulted in a criminal proceeding, even if such actions did not ultimately result in a material restatement of past results. This includes, but is not limited to, settlement agreements arising from such behavior and paid for directly by the company. We typically support shareholder proposals on these matters unless the company already has a robust claw back policy that sufficiently addresses our concerns.
Employee stock purchase plans
We believe employee stock purchase plans (“ESPP”) are an important part of a company’s overall human capital management strategy and can provide performance incentives to help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. We will typically support qualified ESPP proposals.
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Equity compensation plans
BlackRock supports equity plans that align the economic interests of directors, managers, and other employees with those of shareholders. We believe that boards should establish policies prohibiting the use of equity awards in a manner that could disrupt the intended alignment with shareholder interests (e.g. the use of stock as collateral for a loan; the use of stock in a margin account; the use of stock in hedging or derivative transactions). We may support shareholder proposals requesting the establishment of such policies.
Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions, which allow for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered (commonly referred to as “double trigger” change of control provisions).
Golden parachutes
We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential pay-out under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.
When determining whether to support or oppose an advisory vote on a golden parachute plan, BlackRock may consider several factors, including:
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Whether we believe that the triggering event is in the best interests of shareholders
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Whether management attempted to maximize shareholder value in the triggering event
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The percentage of total premium or transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment
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Whether excessively large excise tax gross-up payments are part of the pay-out
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Whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers
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Whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company
It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BlackRock may vote against a golden parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.
We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval. We generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current salary and bonus, including equity compensation.
Option exchanges
We believe that there may be legitimate instances where underwater options create an overhang on a company’s capital structure and a repricing or option exchange may be warranted. We will evaluate these instances on a case-by-case basis. BlackRock may support a request to reprice or exchange underwater options under the following circumstances:
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The company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance
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Directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; tax, accounting, and other technical considerations have been fully contemplated
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There is clear evidence that absent repricing, the company will suffer serious employee incentive or retention and recruiting problems
BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interest of shareholders.
Supplemental executive retirement plans
BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in supplemental executive retirement plans (“SERP”) to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
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Environmental and social issues
We believe that well-managed companies deal effectively with material ESG factors relevant to their businesses. As stated throughout this document, governance is the core structure by which boards can oversee the creation of sustainable long-term value—appropriate risk oversight of environmental and social (“E&S”) considerations stems from this construct.
Robust disclosure is essential for investors to effectively gauge companies’ business practices and strategic planning related to E&S risks and opportunities. When a company’s reporting is inadequate, investors, including BlackRock, will increasingly conclude that the company is not adequately managing risk. Given the increased understanding of material sustainability risks and opportunities, and the need for better information to assess them, BlackRock will advocate for continued improvement in companies’ reporting and will hold management and/ or directors accountable where disclosures or the business practices underlying them are inadequate.
BlackRock views the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD) and the standards put forth by the Sustainability Accounting Standards Board (SASB) as appropriate and complementary frameworks for companies to disclose financially material sustainability information. While the TCFD framework was crafted with the aim of climate-related risk disclosure, the four pillars of the TCFD—Governance, Strategy, Risk Management, and Metrics and Targets—are a useful way for companies to disclose how they identify, assess, manage, and oversee a variety of sustainability-related risks and opportunities. SASB’s industry-specific guidance (as identified in its materiality map) is beneficial in helping companies identify key performance indicators (KPIs) across various dimensions of sustainability that are considered to be financially material and decision-useful within their industry.
Accordingly, we ask companies to:
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Disclose the identification, assessment, management, and oversight of sustainability-related risks in accordance with the four pillars of TCFD
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Publish SASB-aligned reporting with industry-specific, material metrics and rigorous targets
See our commentary on our approach to engagement on TCFD- and SASB-aligned reporting for greater detail of our expectations.
Climate risk
BlackRock believes that climate change has become a defining factor in companies’ long-term prospects. We expect every company to help their investors understand how the company may be impacted by climate-related risks and opportunities, and how they are considered within the company’s strategy.
Specifically, we expect companies to articulate how they are aligned to a scenario in which global warming is limited to well below 2° C and is consistent with a global aspiration to reach net zero GHG emissions by 2050.
The public and private sectors have roles to play in aligning greenhouse gas reduction efforts with targets based on science, where available to curb the worst effects of climate change and reach the global goal of carbon neutrality by mid-century. Companies have an opportunity to utilize and contribute to the development of current and future low-carbon transition technologies, which are an important consideration for the rate at which emissions can be reduced. We expect companies to disclose how they are considering these challenges, alongside opportunities for innovation, within their strategy and emissions reduction efforts.
We may support shareholder proposals that ask companies to disclose climate plans aligned with our expectations.
Key stakeholder interests
As a long-term investor, we believe that in order to deliver value for shareholders, companies should also consider their stakeholders. While stakeholder groups may vary across industries, they are likely to include employees; business partners (such as suppliers and distributors); clients and consumers; government and regulators; and the communities in which companies operate. Companies that build strong relationships with their stakeholders are more likely to meet their own strategic objectives, while poor relationships may create adverse impacts that expose a company to legal, regulatory, operational, and reputational risks and jeopardize their social license to operate. We expect companies to effectively oversee and mitigate these risks with appropriate due diligence processes and board oversight.
Human capital management
A company’s approach to human capital management is a critical factor in fostering an inclusive, diverse, and engaged workforce, which contributes to business continuity, innovation, and long-term value creation. As an important component of strategy, we expect boards to oversee human capital management.
We believe that clear and consistent reporting on these matters is critical for investors to understand the composition of a company’s workforce. We expect companies to disclose workforce demographics, such as gender, race, and ethnicity in line with the US Equal Employment Opportunity Commission’s EEO-1 Survey, alongside the steps they are taking to advance diversity, equity, and inclusion. Where we believe a company’s disclosures or practices fall short relative to the market or peers, or we are unable to ascertain the board and management’s effectiveness in overseeing related risks and opportunities, we may vote against members of the appropriate committee or support relevant shareholder proposals. Our commentary on human capital management provides more information on our expectations.
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Corporate political activities
Companies may engage in certain political activities, within legal and regulatory limits, in order to influence public policy consistent with the companies’ values and strategies. These activities can also create risks, including: the potential for allegations of corruption; reputational risk associated with a candidate, party, or issue; and risks that arise from the complex legal, regulatory, and compliance considerations associated with corporate political spending and lobbying activity. Companies that engage in political activities should develop and maintain robust processes to guide these activities and mitigate risks, including board oversight.
When presented with shareholder proposals requesting increased disclosure on corporate political activities, BlackRock will evaluate publicly available information to consider how a company’s lobbying may impact the company. We will also evaluate whether there is alignment between a company’s stated positions on policy matters material to its strategy and the positions taken by industry groups of which it is a member. We may decide to support a shareholder proposal requesting additional disclosure if we identify a material misalignment. Additional detail can be found in our commentary on political contributions and lobbying disclosures.
General corporate governance matters
Adjourn meeting to solicit additional votes
We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.
Bundled proposals
We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.
Exclusive forum provisions
BlackRock generally supports proposals to seek exclusive forum for certain shareholder litigation. In cases where a board unilaterally adopts exclusive forum provisions that we consider unfavorable to the interests of shareholders, we will vote against the independent chair or lead independent director and members of the nominating/governance committee.
Multi-jurisdictional companies
Where a company is listed on multiple exchanges or incorporated in a country different from its primary listing, we will seek to apply the most relevant market guideline(s) to our analysis of the company’s governance structure and specific proposals on the shareholder meeting agenda. In doing so, we typically consider the governance standards of the company’s primary listing, the market standards by which the company governs itself, and the market context of each specific proposal on the agenda. If the relevant standards are silent on the issue under consideration, we will use our professional judgment as to what voting outcome would best protect the long-term economic interests of investors. We expect companies to disclose the rationale for their selection of primary listing, country of incorporation, and choice of governance structures, particularly where there is conflict between relevant market governance practices.
Other business
We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.
Reincorporation
Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections, legal advantages, and/or cost savings. We will evaluate, on a case-by-case basis, the economic and strategic rationale behind the company’s proposal to reincorporate. In all instances, we will evaluate the changes to shareholder protections under the new charter/articles/bylaws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.
IPO governance
We expect boards to consider and disclose how the corporate governance structures adopted upon initial public offering (“IPO”) are in shareholders’ best long-term interests. We also expect boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders. In our letter on unequal voting structures, we articulate our view that “one vote for one share” is the preferred structure for publicly-traded companies. We also recognize the potential benefits of dual class shares to newly public companies as they establish themselves; however, we believe that these structures should have a specific and limited duration. We will generally engage new companies on topics such as classified boards and supermajority vote provisions to amend bylaws, as we believe that such arrangements may not be in the best interest of shareholders in the long-term.
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We will typically apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, responsibilities on other public company boards and board composition concerns), during which we expect boards to take steps to bring corporate governance standards in line with our expectations.
Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. We expect an EGC to have a totally independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit-related issues applicable in full for an EGC on the first anniversary of its IPO.
Shareholder Protections
Amendment to charter/articles/by-laws
We believe that shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms and amendments to the charter/articles/bylaws. We may vote against certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, particularly if those changes have the potential to impact shareholder rights (see “Director elections”). In cases where a board’s unilateral adoption of changes to the charter/articles/bylaws promotes cost and operational efficiency benefits for the company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company’s corporate governance structure.
When voting on a management or shareholder proposal to make changes to the charter/articles/bylaws, we will consider in part the company’s and/or proponent’s publicly stated rationale for the changes; the company’s governance profile and history; relevant jurisdictional laws; and situational or contextual circumstances which may have motivated the proposed changes, among other factors. We will typically support amendments to the charter/articles/bylaws where the benefits to shareholders outweigh the costs of failing to make such changes.
Proxy access
We believe that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate directors on the company’s proxy card.
In our view, securing the right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to meaningfully participate in the director election process, encourage board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board.
In general, we support market-standardized proxy access proposals, which allow a shareholder (or group of up to 20 shareholders) holding three percent of a company’s outstanding shares for at least three years the right to nominate the greater of up to two directors or 20% of the board. Where a standardized proxy access provision exists, we will generally oppose shareholder proposals requesting outlier thresholds.
Right to act by written consent
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process (in order to avoid the waste of corporate resources in addressing narrowly supported interests); and 2) shareholders receive a minimum of 50% of outstanding shares to effectuate the action by written consent. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.
Right to call a special meeting
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. Accordingly, shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder, or where a lower threshold may lead to an ineffective use of corporate resources. We generally believe that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.
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Simple majority voting
We generally favor a simple majority voting requirement to pass proposals. Therefore, we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of minority shareholder interests and we may support supermajority voting requirements in those situations.
Virtual meetings
Shareholders should have the opportunity to participate in the annual and special meetings for the companies in which they are invested, as these meetings facilitate an opportunity for shareholders to provide feedback and hear from the board and management. While these meetings have traditionally been conducted in-person, virtual meetings are an increasingly viable way for companies to utilize technology to facilitate shareholder accessibility, inclusiveness, and cost efficiencies. We expect shareholders to have a meaningful opportunity to participate in the meeting and interact with the board and management in these virtual settings; companies should facilitate open dialogue and allow shareholders to voice concerns and provide feedback without undue censorship.
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Transamerica Asset Management, Inc.
Proxy Voting Policies and Procedures
1. Background
Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”) requires advisers to adopt and implement policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. These policies and procedures must be in writing and must describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting.
Rule 206(4)-6 also requires each investment adviser to (1) disclose to clients how they may obtain information from the adviser about how it voted with respect to their respective securities; and (2) describe to clients its proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.
Accordingly, Transamerica Asset Management, Inc. (“TAM”) has adopted and implements written procedures designed to enable it to identify, address and monitor potential conflicts of interest.
2. Policy
TAM recognizes that proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of the advisory clients of TAM. TAM’s proxy voting policies and procedures are designed to implement TAM’s duty to vote proxies in clients’ best interests.
3. Sub-Advised Registered Investment Companies
TAM has delegated the responsibility to exercise voting authority with respect to securities held in the portfolios of the registered investment companies for which one or more sub-advisers TAM has been retained as sub-adviser(s) for each such portfolio. The proxy voting policies and procedures of the respective sub-advisers are used to determine how to vote proxies relating to securities held by the remainder of the funds and portfolio.
4. Asset Allocation Registered Investment Companies
TAM exercises voting discretion for the Horizon Asset Allocation Funds and Transamerica 60/40 Allocation VP of Transamerica Series Trust as well as for the Transamerica Asset Allocation Variable Funds (“Asset Allocation Funds”), or if specifically designated to TAM by its sub-advisory agreement.
TAM manages portfolios for Transamerica Funds, Transamerica Series Trust, Transamerica Exchange Traded Funds and Transamerica Asset Allocation Funds (collectively, the “Funds”). TAM may invest an Asset Allocation Fund in shares of the Funds. If a Fund solicits a proxy for which an Asset Allocation Fund is entitled to vote, TAM’s interests as manager of the Fund might appear to conflict with the interests of the shareholders of the Asset Allocation Fund. In these cases, TAM’s proxy voting policy and procedures address material conflicts of interest that may arise between TAM, and/ or its affiliates and the funds by either: (i) providing for voting in accordance with the recommendation of an independent third party or the Board; (ii) voting shares in the same proportion as the vote of all of the other holders of a fund’s shares; or (iii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.
Revision History
Date: 4/30/2020 - Updated to reflect new format, standalone from fund policy and current processes
Date: 11/17/2020 - Updated to reflect provisions in TAM sub-advisory agreements with respect to proxy voting
Transamerica Funds
Transamerica Series Trust
Transamerica Asset Allocation Variable Funds
Transamerica ETF Trust
PROXY VOTING POLICIES AND PROCEDURES
I. Statement of Principle
Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion to secure the long-term interests of the shareholders of the Transamerica Funds, Transamerica Series Trust, Transamerica ETF Trust and Transamerica Asset Allocation Variable Funds (collectively, the “Funds”). The Funds seek to assure that proxies received by the Funds are voted in the best interests of the Funds’ shareholders and have accordingly adopted these procedures.
II. Delegation of Proxy Voting/Adoption of Adviser and Sub-Adviser Policies
Each Fund delegates the authority to vote proxies related to portfolio securities to Transamerica Asset Management, Inc. (the “Manager”), as investment adviser to each Fund, which in turn delegates proxy voting authority for most portfolios of the Funds to the Sub-Adviser retained
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to provide day-to-day portfolio management for that portfolio. For each Fund, the Manager and/or the Sub-Adviser make voting decisions pursuant to their own proxy voting policies and procedures, which have been adopted by the applicable Fund and approved by the applicable Fund's Board of Trustees.
III. Securities on Loan
The Boards of Trustees/Directors of the Funds have authorized the Manager, in conjunction with State Street Bank and Trust Company (“State Street”), to lend portfolio securities on behalf of the Funds. Securities on loan generally are voted by the borrower of such securities. Should a Sub- Adviser to the Fund wish to exercise its vote for a particular proxy, the Manager will promptly contact State Street and terminate the loan.
IV. Conflicts of Interest
The Board of Trustees/Directors seeks to ensure that proxies are voted in the best interests of Fund shareholders. For certain proxy proposals, the Manager’s interests, the interests of the Sub-Adviser and/or their affiliates may differ from Fund shareholders' interests. To avoid the appearance of impropriety and to fulfill their fiduciary responsibility to shareholders in these circumstances, the Manager and the Sub-Advisers are required to establish procedures that are reasonably designed to address material conflicts between their interests and those of the Funds.
When a Sub-Adviser deems that it is conflicted with respect to a voting matter, its policy may call for it to seek voting instructions from the client. The Manager is authorized by the Board of Trustees/Directors to consider any such matters and provide voting instructions to the Sub-Adviser, unless the Manager has determined that its interests are conflicted with Fund shareholders with respect to the voting matter. In those instances, the Manager will instruct the Sub-Adviser to vote in accordance with the recommendation of a third-party proxy voting advisory service.
If a material conflict arises between the Manager or its affiliates and the Funds, in every case where the Manager exercises voting discretion, the Manager will (i) vote in accordance with the recommendation of a third-party (such as Glass Lewis) or Board(s); (ii) vote the shares in the same proportion as the vote of all of the other holders of the Fund's shares; or (iii) obtain the consent of the Board (or a Board Committee) with full disclosure of the conflict.
If the methods for addressing conflicts of interest, as described above, are deemed by the Manager to be unreasonable due to cost, timing or other factors, then the Manager may decline to vote in those instances.
V. Recordkeeping
The Manager and the Sub-Advisers shall maintain records of all votes cast on behalf of the Funds. Such documentation will include the firm's proxy voting policies and procedures, company reports provided by proxy voting advisory services, additional information gathered by the Manager or the Sub-Adviser that was material to reaching a voting decision, and communications to the Manager regarding any identified conflicts. The Manager and the Sub-Advisers shall maintain voting records in a manner to facilitate the Funds' production of the Form N-PX filing on an annual basis.
All books and records required to be maintained under this Section V will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal years during which the last entry was made on the record, the first two years in an appropriate location.
VI. Disclosure
The Manager will coordinate the compilation of the Funds' proxy voting record for each year ended June 30 and file the required information with the SEC via Form N-PX by August 31. The Manager will include a copy of or a summary of this policy and the proxy voting policies and procedures of the Manager and the Sub-Advisors, as applicable, in each Fund's Statement of Additional Information (“SAI”). In each Fund's annual and semi-annual reports to shareholders, the Manager will disclose that a description of this policy and the proxy voting policies and procedures of the Manager and the Sub-Advisers, as applicable, is (a) available upon request, without charge, by toll-free telephone request, (b) on the Funds' website (if applicable), and (c) on the SEC's website in the SAI. The SAI and shareholder reports will also disclose that the Funds' proxy voting record is available by toll-free telephone request (or on the Funds' website) and on the SEC's website by way of the Form N-PX. Within three business days of receiving a request, the Manager will send a copy of the policy description or voting record by first-class mail.
VII. Manager Oversight
The Manager shall review a Sub-Adviser’s proxy voting policies and procedures for compliance with this Policy and applicable laws and regulations prior to initial delegation of proxy voting authority. The Manager will request each Sub-Adviser to provide a current copy of its Proxy Voting Policy, or certify that there have been no material changes to its Proxy Voting Policy or that all material changes have been previously provided for review, and verify that such Proxy Voting Policy is consistent with those of the Funds and Adviser.
Revised: July 2015, March 2020
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Appendix C – Portfolio Managers
In addition to managing the assets of the fund, a portfolio manager may have responsibility for managing other client accounts of the applicable adviser or its affiliates. The tables below show, per portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the fund's most recent fiscal year end, except as otherwise noted.
BlackRock Fund Advisors (“BlackRock”)
S&P 500 Index Master Portfolio
As of December 31, 2020, the individuals named as portfolio managers in the Prospectus were also primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts in addition to the S&P 500 Index Master Portfolio (the underlying portfolio in which Transamerica Stock Index invests), as indicated.
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Jennifer Hsui, CFA	335	$1.64 trillion	63	$92.13 billion	30	$33.26 billion
Suzanne Henige	79	$134.3 billion	5	$3.71 billion	0	$0
Alan Mason	363	$1.69 trillion	0	$0	0	$0
Amy Whitelaw	366	$1.69 trillion	114	$50.57 billion	0	$0
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jennifer Hsui, CFA	0	$0	0	$0	0	$0
Suzanne Henige	0	$0	0	$0	0	$0
Alan Mason	0	$0	0	$0	0	$0
Amy Whitelaw	0	$0	0	$0	0	$0
Portfolio Manager Compensation Overview
The discussion below describes the portfolio managers’ compensation as of December 31, 2020.
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The portfolio managers’ performance is not measured against a specific benchmark.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts
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compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.
For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.
Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit($285,000 for 2020). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.
Portfolio Manager Potential Material Conflicts of Interest
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
Ownership of Securities
As of December 31, 2020, the portfolio managers did not beneficially own shares of the fund or the S&P 500 Index Master Portfolio.
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